                           EV CLASSIC MUNICIPAL FUNDS

                       EV CLASSIC ARIZONA MUNICIPALS FUND
                      EV CLASSIC COLORADO MUNICIPALS FUND
                     EV CLASSIC CONNECTICUT MUNICIPALS FUND
                      EV CLASSIC MICHIGAN MUNICIPALS FUND
                      EV CLASSIC MINNESOTA MUNICIPALS FUND
                     EV CLASSIC NEW JERSEY MUNICIPALS FUND
                    EV CLASSIC PENNSYLVANIA MUNICIPALS FUND
                        EV CLASSIC TEXAS MUNICIPALS FUND

                            SUPPLEMENT TO PROSPECTUS
                                     DATED
                                DECEMBER 1, 1995

         Currently, as a matter of fundamental policy, each Fund may not invest more than 20% of its net assets in obligations the interest on which is a tax preference item under the federal alternative minimum tax (and, in the case of the Minnesota Fund, the Minnesota federal alternative minimum tax) ("AMT obligations"). Each Fund has submitted a proposal to its shareholders to amend the foregoing policy to permit unlimited investment in AMT obligations. (Although it has no intention of doing so, this amendment would also permit the Minnesota Fund to invest in obligations of the governments of Puerto Rico, Guam and the U.S. Virgin Islands.) Shareholders will consider this proposal at shareholder meetings to be held December 8, 1995 (or an adjournment thereof). UNTIL SUCH TIME AS THE PROPOSAL IS APPROVED, THE FIRST SENTENCE OF THE FIRST PARAGRAPH UNDER "HOW THE FUNDS AND PORTFOLIOS INVEST THEIR ASSETS" IS REPLACED WITH THE FOLLOWING:

                  Each Fund seeks to achieve its investment objective by investing either directly or indirectly through another open-end management investment company primarily (i.e., at least 80% of its net assets during periods of normal market conditions) in debt obligations issued by or on behalf of its corresponding State and its political subdivisions, and (except for the Minnesota Fund) the governments of Puerto Rico, the U.S. Virgin Islands and Guam, the interest on which is exempt from regular Federal income tax, is not a tax preference item under the Federal alternative minimum tax (and in the case of Minnesota, Minnesota alternative minimum taxes) and is exempt from the State taxes set forth under "The Funds' Investment Objectives" (if any).

December 1, 1995                                                          C-8PS

                                  EV CLASSIC
                               MUNICIPAL FUNDS
------------------------------------------------------------------------------
EV CLASSIC ARIZONA MUNICIPALS FUND       EV CLASSIC MINNESOTA MUNICIPALS FUND
EV CLASSIC COLORADO MUNICIPALS FUND      EV CLASSIC NEW JERSEY MUNICIPALS FUND
EV CLASSIC CONNECTICUT MUNICIPALS FUND   EV CLASSIC PENNSYLVANIA MUNICIPALS FUND
EV CLASSIC MICHIGAN MUNICIPALS FUND      EV CLASSIC TEXAS MUNICIPALS FUND


THE EV CLASSIC MUNICIPAL FUNDS (THE "FUNDS") ARE MUTUAL FUNDS SEEKING TO PROVIDE
 URRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX AND THE STATE TAXES (IF
ANY) DESCRIBED UNDER "THE FUNDS" INVESTMENT OBJECTIVES" IN THIS PROSPECTUS. EACH FUND INVESTS ITS ASSETS IN A CORRESPONDING NON-DIVERSIFIED OPEN-END INVESTMENT COMPANY (A "PORTFOLIO") HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND, RATHER THAN BY DIRECTLY INVESTING IN AND MANAGING ITS OWN PORTFOLIO OF SECURITIES AS WITH HISTORICALLY STRUCTURED MUTUAL FUNDS. EACH FUND IS A SERIES OF EATON VANCE MUNICIPALS TRUST (THE "TRUST").


Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Funds involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.

This combined Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A combined Statement of Additional Information dated December 1, 1995 for the Funds, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available without charge from the Funds' principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The Portfolios' investment adviser is Boston Management and Research (the "Investment Adviser"), a wholly-owned subsidiary of Eaton Vance Management, and Eaton Vance Management is the administrator (the "Administrator") of the Funds. The offices of the Investment Adviser and the Administrator are located at 24 Federal Street, Boston, MA 02110.

AS OF THE DATE OF THIS COMBINED PROSPECTUS, A FUND MAY NOT BE AVAILABLE FOR PURCHASE IN CERTAIN STATES. PLEASE CONTACT THE PRINCIPAL UNDERWRITER OR YOUR BROKER FOR FURTHER INFORMATION.
------------------------------------------------------------------------------

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
                                 PAGE                                     PAGE

Shareholder and Fund Expenses ...   2   How to Redeem Fund Shares ........  17
The Funds' Financial Highlights .   4   Reports to Shareholders ..........  18
The Funds' Investment Objectives    6   The Lifetime Investing
How the Funds and the Portfolios    6     Account/Distribution Options ...  18
  Invest their Assets ...........  10   The Eaton Vance Exchange Privilege  19
Organization of the Funds and the       Eaton Vance Shareholder Services .  20
  Portfolios ....................  10   Distributions and Taxes ..........  20
Management of the Funds and the         Performance Information ..........  21
  Portfolios ....................  12   Appendix -- State Specific
Distribution Plans ..............  14     Information ....................  23
Valuing Fund Shares .............  15
How to Buy Fund Shares ..........  16
--------------------------------------------------------------------------------
                      PROSPECTUS DATED DECEMBER 1, 1995

SHAREHOLDER AND FUND EXPENSES
--------------------------------------------------------------------------------

  SHAREHOLDER TRANSACTION EXPENSES
  ------------------------------------------------------------------------------
  Sales Charges Imposed on Purchases of Shares                        None
  Sales Charges Imposed on Reinvested Distributions                   None
  Fees to Exchange Shares                                             None
  Contingent Deferred Sales Charge Imposed on Redemption
    during the First Year (as a percentage of redemption
    proceeds exclusive of all reinvestments and capital
    appreciation in the account)                                     1.00%

  ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES (as a
  percentage of average daily net assets)
  ------------------------------------------------------------------------------
                                    ARIZONA   COLORADO    CONNECTICUT   MICHIGAN
                                      FUND      FUND         FUND         FUND
  ------------------------------------------------------------------------------

  Investment Adviser Fee             0.42%     0.13%         0.44%        0.44%
  Rule 12b-1 Distribution (and
    Service) Fees                    0.95      0.95          0.95         0.95
  Other Expenses                     0.23      0.18          0.09         0.30
                                     ----      ----          ----         ----
    Total Operating Expenses         1.60%     1.26%         1.48%        1.69%
                                     ====      ====          ====         ====

  EXAMPLE
  ------------------------------------------------------------------------------
  An investor would pay the following expenses (including a contingent deferred sales charge in the case of redemption during the first year after purchase) on a $1,000 investment, assuming (a) 5% annual return and (b) redemption at the end of each period:
                                    ARIZONA   COLORADO    CONNECTICUT   MICHIGAN
                                      FUND      FUND         FUND         FUND
  ------------------------------------------------------------------------------

   1 Year                            $ 26      $ 23          $ 25         $ 27
   3 Years                             50        40            47           53
   5 Years                             87        69            81           92
  10 Years                            190       152           177          200

        An investor would pay the following expenses on the same investment, assuming (a) 5% annual return and (b) no redemptions:

   1 Year                            $ 16      $ 13          $ 15         $ 17
   3 Years                             50        40            47           53
   5 Years                             87        69            81           92
  10 Years                            190       152           177          200

  ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES (as a
  percentage of average daily net assets)
  ------------------------------------------------------------------------------

                                   MINNESOTA   NEW JERSEY   PENNSYLVANIA  TEXAS
                                      FUND        FUND          FUND       FUND
  ------------------------------------------------------------------------------

  Investment Adviser Fee              0.37%       0.47%         0.48%      0.00%
  Rule 12b-1 Distribution (and
    Service) Fees                     0.95        0.95          0.95       0.95
  Other Expenses                      0.15        0.05          0.05       0.06
                                      ----        ----          ----       ----
      Total Operating Expenses        1.47%       1.47%         1.48%      1.01%
                                      ====        ====          ====       ====
  EXAMPLE
  ------------------------------------------------------------------------------
  An investor would pay the following expenses (including a contingent deferred sales charge in the case of redemption during the first year after purchase) on a $1,000 investment, assuming (a) 5% annual return and (b) redemption at the end of each period:
                                   MINNESOTA   NEW JERSEY   PENNSYLVANIA  TEXAS
                                      FUND        FUND          FUND       FUND
  ------------------------------------------------------------------------------

   1 Year                             $ 25        $ 25          $ 25       $ 20
   3 Years                              46          46            47         32
   5 Years                              80          80            81         56
  10 Years                             176         176           177        124
  An investor would pay the following expenses on the same investment, assuming (a) 5% annual return and (b) no redemptions:

   1 Year                             $ 15        $ 15          $ 15       $ 10
   3 Years                              46          46            47         32
   5 Years                              80          80            81         56
  10 Years                             176         176           177        124

NOTES:
The tables and Examples summarize the aggregate expenses of the Funds and the Portfolios and are designed to help investors understand the costs and expenses they will bear directly or indirectly, by investing in a Fund. Information for each Fund is based on its expenses for the most recent fiscal year. Absent a fee reduction (in the case of the Investment Adviser Fee) and/or an expense allocation (in the case of Other Expenses) expenses of the following Funds would have been the following percentage of average daily net assets: Arizona Fund Other Expenses would have been 0.84%; Colorado Fund Investment Adviser Fee and Other Expenses would have been 0.28% and 0.95%, respectively; Connecticut Fund Other Expenses would have been 0.66%; Michigan Fund Other Expenses would have been 0.53%; Minnesota Fund Other Expenses would have been 0.66%; New Jersey Fund Other Expenses would have been 0.67%; Pennsylvania Fund Other Expenses would have been 0.64%; and Texas Fund Investment Adviser Fee and Other Expenses would have been 0.21% and 2.17%, respectively.


Each Fund invests exclusively in its corresponding Portfolio. The Trustees believe the aggregate per share expenses of a Fund and its corresponding Portfolio should approximate, and over time may be less than, the per share expenses the Fund would incur if the Fund were instead to retain the services of an investment adviser and its assets were invested directly in the type of securities being held by its corresponding Portfolio.


The Examples should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Federal regulations require the Examples to assume a 5% annual return, but actual return will vary. For further information regarding the expenses of the Funds and the Portfolios see "The Funds" Financial Highlights", "Organization of the Funds and the Portfolios", "Management of the Funds and the Portfolios" and "How to Redeem Fund Shares". A long-term shareholder in a Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by a rule of the National Association of Securities Dealers, Inc. See "Distribution Plans."

No contingent deferred sales charge is imposed on (a) shares purchased more than one year prior to redemption, (b) shares acquired through the reinvestment of dividends and distributions or (c) any appreciation in value of other shares in the account (see "How to Redeem Fund Shares"), and no such charge is imposed on exchanges of Fund shares for shares of one or more other funds listed under "The Eaton Vance Exchange Privilege."

Each Portfolio's monthly advisory fee has two components, a fee based on daily net assets and a fee based on daily gross income, as set forth in the fee schedule on page 12.

Other investment companies with different distribution arrangements and fees are investing in the Portfolios and additional such companies may do so in the future. See "Organization of the Funds and the Portfolios".

THE FUNDS' FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following information should be read in conjunction with the audited financial statements included in the Fund's annual report to shareholders which is incorporated by reference into the Statement of Additional Information in reliance upon the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. Further information regarding the performance of a Fund is contained in its annual report to shareholders which may be obtained without charge by contacting the Principal Underwriter, Eaton Vance Distributors, Inc.

-------------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED JULY 31,
                                   --------------------------------------------------------------------------------------------
                                     ARIZONA FUND            COLORADO FUND           CONNECTICUT FUND           MICHIGAN FUND
                                   -------------------     -------------------     --------------------    --------------------
                                     1995      1994*        1995      1994*          1995       1994*         1995      1994*
                                     ----      -----        ----      -----          ----       -----         ----      ----
NET ASSET VALUE, beginning of year $ 9.390   $10.000      $ 9.180    $10.000       $ 9.250    $10.000      $ 9.220    $10.000
                                   -------   -------      -------    -------       -------    -------      -------    -------

INCOME (LOSS) FROM OPERATIONS:
  Net investment income            $ 0.432   $ 0.253      $ 0.450    $ 0.256       $ 0.431    $ 0.246      $ 0.419    $ 0.261

  Net realized and unrealized
   gain (loss) on investments        0.142    (0.563)       0.062++   (0.761)       (0.044)    (0.683)       0.063     (0.733)
                                   -------   -------      -------    -------       -------    -------      -------    -------
    Total income (loss) from
     operations                    $ 0.574   $(0.310)     $ 0.512    $(0.505)      $ 0.387    $(0.437)     $ 0.482    $(0.472)
                                   -------   -------      -------    -------       -------    -------      -------    -------
LESS DISTRIBUTIONS:
 From net investment income        $(0.432)  $(0.253)     $(0.450)   $(0.256)      $(0.431)   $(0.246)     $(0.419)   $(0.261)

 In excess of net investment
  income                            (0.022)   (0.047)      (0.012)    (0.059)       (0.026)    (0.067)      (0.023)    (0.047)
                                   -------   -------      -------    -------       -------    -------      -------    -------

   Total distributions             $(0.454)  $(0.300)     $(0.462)   $(0.315)      $(0.457)   $(0.313)     $(0.442)   $(0.308)
                                   -------   -------      -------    -------       -------    -------      -------    -------

NET ASSET VALUE, end of year       $ 9.510   $ 9.390      $ 9.230    $ 9.180       $ 9.180    $ 9.250      $ 9.260    $ 9.220
                                   =======   =======      =======    =======       =======    =======      =======    =======

TOTAL RETURN(1)                       6.44%    (3.23)%       5.89%     (5.22)%        4.49%     (4.53)%       5.52%     (4.88)%

RATIOS/SUPPLEMENTAL DATA**:
 Net assets, end of period
  (000 omitted)                    $ 2,465   $ 2,412      $ 1,971    $ 2,342       $ 4,614    $ 3,215      $ 4,475    $ 6,366

 Ratio of net expenses to
  average daily net assets(2)         1.60%     1.75%+       1.26%      1.38%+        1.48%      1.64%+       1.69%      1.69%+

 Ratio of net investment income
  to average daily net assets         4.73%     4.14%+       5.04%      4.20%+        4.76%      4.07%+       4.70%      4.18%+

**For the periods indicated, the operating expenses of the Funds and the Portfolios may reflect an allocation of expenses to the
  Administrator and/or Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been:

NET INVESTMENT INCOME PER SHARE    $ 0.376   $ 0.181      $ 0.368    $ 0.146       $ 0.379    $ 0.141      $ 0.398    $ 0.235
                                   =======   =======      =======    =======       =======    =======      =======    =======
RATIOS (As a percentage of average daily net assets):

  Expenses(2)                        2.21%      2.93%+       2.18%      3.18%+        2.05%      3.37%+       1.92%      2.11%+
  Net investment income              4.12%      2.96%+       4.12%      2.40%+        4.19%      2.34%+       4.47%      3.76%+

                                                                                                      (See footnotes on page 5.)

THE FUNDS' FINANCIAL HIGHLIGHTS -- CONTINUED
-------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED JULY 31,
                                   --------------------------------------------------------------------------------------------
                                     MINNESOTA FUND          NEW JERSEY FUND        PENNSYLVANIA FUND           TEXAS FUND
                                   -------------------     -------------------     --------------------    --------------------
                                     1995      1994*        1995      1994*          1995       1994*         1995      1994*
                                     ----      -----        ----      -----          ----       -----         ----      ----

NET ASSET VALUE, beginning of year $ 9.370   $10.000      $ 9.300    $10.000       $ 9.180    $10.000      $ 9.230    $10.000
                                   -------   -------      -------    -------       -------    -------      -------    -------

INCOME (LOSS) FROM OPERATIONS:
  Net investment income            $ 0.440   $ 0.267      $ 0.452    $ 0.276       $ 0.447    $ 0.279      $ 0.455    $ 0.267

  Net realized and unrealized
   gain (loss) on investments       (0.048)++ (0.582)       0.004++   (0.640)        0.020     (0.766)      (0.008)    (0.709)
                                   -------   -------      -------    -------       -------    -------      -------    -------
    Total income (loss) from
     operations                    $ 0.392   $(0.315)     $(0.456)   $(0.364)      $ 0.467    $(0.487)     $ 0.447    $(0.442)
                                   -------   -------      -------    -------       -------    -------      -------    -------
LESS DISTRIBUTIONS:
  From net investment income       $(0.440)  $(0.267)     $(0.452)   $(0.276)      $(0.447)   $(0.279)     $(0.455)   $(0.267)

  In excess of net investment
    income                          (0.022)   (0.048)      (0.024)    (0.060)       (0.020)    (0.054)      (0.032)    (0.061)
                                   -------   -------      -------    -------       -------    -------      -------    -------

    Total distributions            $(0.462)  $(0.315)     $(0.476)   $(0.336)      $(0.467)   $(0.333)     $(0.487)   $(0.328)
                                   -------   -------      -------    -------       -------    -------      -------    -------

NET ASSET VALUE, end of year       $ 9.300   $ 9.370      $ 9.280    $ 9.300       $ 9.180    $ 9.180      $ 9.190    $ 9.230
                                   =======   =======      =======    =======       =======    =======      =======    =======

TOTAL RETURN(1)                     4.45%     (3.29)%       5.20%     (3.82)%        5.40%     (5.04)%       5.16%     (4.61)%

RATIOS/SUPPLEMENTAL DATA**:
  Net assets, end of period
   (000 omitted)                   $ 3,688   $ 4,952      $ 3,307    $ 3,717       $ 2,621    $ 4,702      $   469    $ 1,147

  Ratio of net expenses to
   average daily net assets(2)       1.47%     1.51%+       1.47%      1.64%+        1.48%      1.66%+       1.01%      1.08%+

  Ratio of net investment income
   to average daily net assets       4.84%     4.33%+       5.01%      4.30%+        5.10%      4.43%+       5.25%      4.53%+

**For the periods indicated, the operating expenses of the Funds and the Portfolios may reflect an allocation of expenses to the
  Administrator and/or Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been:
NET INVESTMENT INCOME PER SHARE    $ 0.394   $ 0.209      $ 0.396    $ 0.184       $ 0.395    $ 0.235      $ 0.254    $ 0.024
                                   =======   =======      =======    =======       =======    =======      =======    =======
RATIOS (As a percentage of average daily net assets):

  Expenses(2)                        1.98%      2.45%+       2.09%      3.08%+        2.07%      2.36%+       3.33%      5.20%+
  Net investment income              4.33%      3.38%+       4.39%      2.86%+        4.51%      3.73%+       2.93%      0.41%+

Footnotes:
  * For the Arizona, Colorado, Connecticut, Michigan, Minnesota, New Jersey, Pennsylvania and Texas Funds, the Financial
    Highlights are for the period from the start of business, December 13, 1993, December 10, 1993, December 9, 1993, December
    7, 1993, December 9, 1993, December 3, 1993, December 3, 1993, and December 8, 1993, respectively, to July 31, 1994.
  + Annualized.
 ++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.
(2)Includes the Fund's share of its corresponding Portfolio's allocated expenses.

THE FUNDS' INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
The investment objective of each Fund is set forth below. Each Fund seeks to meet its investment objective by investing its assets in a separate corresponding open-end management investment company (a "Portfolio") which invests primarily in municipal obligations (as described below) which are rated at least investment grade by a major rating agency or, if unrated, determined to be of at least investment grade quality by the Investment Adviser. Each Portfolio has the same investment objective as its corresponding Fund.

EV CLASSIC ARIZONA MUNICIPALS FUND (the "Arizona Fund") seeks to provide current income exempt from regular federal income tax and Arizona State personal income taxes. The Arizona Fund seeks to meet its objective by investing its assets in the Arizona Municipals Portfolio (the "Arizona Portfolio").

EV CLASSIC COLORADO MUNICIPALS FUND (the "Colorado Fund") seeks to provide current income exempt from regular federal income tax and Colorado State personal income taxes. The Colorado Fund seeks to meet its objective by investing its assets in the Colorado Municipals Portfolio (the "Colorado Portfolio").

EV CLASSIC CONNECTICUT MUNICIPALS FUND (the "Connecticut Fund") seeks to provide current income exempt from regular federal income tax and Connecticut State personal income taxes. The Connecticut Fund seeks to meet its objective by investing its assets in the Connecticut Municipals Portfolio (the "Connecticut Portfolio").

EV CLASSIC MICHIGAN MUNICIPALS FUND (the "Michigan Fund") seeks to provide current income exempt from regular federal income tax and Michigan State and City income and single business taxes in the form of an investment exempt from Michigan intangibles tax. The Michigan Fund seeks to meet its objective by investing its assets in the Michigan Municipals Portfolio (the "Michigan Portfolio").

EV CLASSIC MINNESOTA MUNICIPALS FUND (the "Minnesota Fund") seeks to provide current income exempt from regular federal income tax and regular Minnesota State personal income taxes. The Minnesota Fund seeks to meet its objective by investing its assets in the Minnesota Municipals Portfolio (the "Minnesota Portfolio").

EV CLASSIC NEW JERSEY MUNICIPALS FUND (the "New Jersey Fund") seeks to provide current income exempt from regular federal income tax and New Jersey State personal income taxes. The New Jersey Fund seeks to meet its objective by investing its assets in the New Jersey Municipals Porfolio (the "New Jersey Portfolio").

EV CLASSIC PENNSYLVANIA MUNICIPALS FUND (the "Pennsylvania Fund") seeks to provide current income exempt from regular federal income tax and Pennsylvania State and local taxes in the form of an investment exempt from Pennsylvania personal property taxes. The Pennsylvania Fund seeks to meet its objective by investing in the Pennsylvania Municipals Portfolio (the "Pennsylvania Portfolio").

EV CLASSIC TEXAS MUNICIPALS FUND (the "Texas Fund") seeks to provide current income exempt from regular federal income taxes. The Texas Fund seeks to meet its objective by investing its assets in the Texas Municipals Portfolio (the "Texas Portfolio"). The State of Texas does not impose a State income tax on individuals.

HOW THE FUNDS AND THE PORTFOLIOS INVEST THEIR ASSETS
--------------------------------------------------------------------------------

EACH FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING EITHER DIRECTLY OR INDIRECTLY THROUGH ANOTHER OPEN-END MANAGEMENT INVESTMENT COMPANY PRIMARILY (I.E., AT LEAST 80% OF ITS NET ASSETS DURING PERIODS OF NORMAL MARKET CONDITIONS) IN MUNICIPAL OBLIGATIONS, THE INTEREST ON WHICH IS EXEMPT FROM REGULAR FEDERAL INCOME TAX AND FROM THE STATE TAXES WHICH, IN ACCORDANCE WITH THE FUND'S INVESTMENT OBJECTIVE, THE FUND SEEKS TO AVOID. The foregoing policy is a fundamental policy of each Fund and its corresponding Portfolio, which may not be changed unless authorized by a vote of the Fund's shareholders or that Portfolio's investors, as the case may be. The Minnesota Portfolio intends to invest is assets so as to comply with the requirement that, in order for exempt interest dividends that are derived from interest income from specified Minnesota sources to be exempt from regular Minnesota State personal income taxes, 95% or more of the exempt interest dividends that are paid to all shareholders by the Minnesota Fund must be derived from such specified Minnesota sources.


At least 80% of the net assets of the New Jersey Portfolio, at least 75% of the net assets of the Colorado Portfolio, Connecticut Portfolio and Texas Portfolio, and at least 70% of the net assets of the Arizona Portfolio, Michigan Portfolio, Minnesota Portfolio and Pennsylvania Portfolio will normally be invested in obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by either Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, Inc. ("Fitch")) or, if unrated, determined by the Investment Adviser to be of at least investment grade quality. The balance of each Portfolio's assets may be invested in municipal obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and unrated municipal obligations considered to be of comparable quality by the Investment Adviser. Municipal obligations rated Baa or BBB may have speculative characteristics. Also, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated obligations. Securities rated below BBB or Baa are commonly known as "junk bonds". See "Credit Quality - Risks." A Portfolio may retain an obligation whose rating drops below B after its acquisition if such retention is considered desirable by the Investment Adviser. See "Risk Considerations." For a description of municipal obligation ratings, see the Statement of Additional Information.

MUNICIPAL OBLIGATIONS. Municipal obligations include bonds, notes and commercial paper issued by a municipality for a wide variety of both public and private purposes, the interest on which is, in the opinion of bond counsel, exempt from regular federal income tax. Public purpose municipal bonds include general obligation and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility. Municipal notes include bond anticipation, tax anticipation, and revenue anticipation notes. Bond, tax and revenue anticipation notes are short-term obligations that will be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue, respectively. Under normal market conditions, a Portfolio will invest at least 65% (in the case of the Minnesota Portfolio, generally 95% or more) of its total assets in obligations issued by its respective State or its political subdivisions.


Interest income from certain types of municipal obligations may be subject to the federal alternative minimum tax for individual investors. As at July 31, 1995, the Portfolios had invested in such obligations as follows (as a percentage of net assets): Arizona Portfolio (5.2%); Colorado Portfolio (9.3%); Connecticut Portfolio (7.5%); Michigan Portfolio (5.6%); Minnesota Portfolio (14.3%); New Jersey Portfolio (18.8%); Pennsylvania Portfolio (18.2%); and Texas Portfolio (19.5%). Distributions to corporate investors of certain interest income may also be subject to the federal alternative minimum tax. At July 31, 1995, the Portfolios limited their investment in obligations subject to the federal alternative minimum tax (and, in the case of the Minnesota Portfolio, the Minnesota alternative minimum tax) to not more than 20% of net assets. The Portfolios are no longer subject to such limitation. For corporate shareholders of the Minnesota Fund, exempt interest dividends attributable to interest on all municipal obligations (whenever issued) eligible for exemption from regular Minnesota State personal income taxes are included in taxable income and in alternative minimum taxable income for purposes of determining the Minnesota franchise tax imposed on corporations subject to Minnesota taxation.

CONCENTRATION. Each Portfolio will concentrate its investments in municipal obligations issued by its respective State and that State's political subdivisions. Each Portfolio is, therefore, more susceptible to factors adversely affecting issuers in one State than mutual funds which do not concentrate in a specific State. Municipal obligations of issuers in a single State may be adversely effected by economic developments and by legislation and other governmental activities in that State. To the extent that a Portfolio's assets are concentrated in municipal obligations of issuers of a single State, that Portfolio may be subject to an increased risk of loss. Each Portfolio (except the Minnesota Portfolio) may also invest in obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. See the Appendix to this Prospectus for a description of economic and other factors relating to the States and Puerto Rico.

In addition, each Portfolio may invest 25% or more of its total assets in municipal obligations of the same type, including, without limitation, the following: lease rental obligations of State and local authorities; obligations of State and local housing finance authorities, municipal utilities systems or public housing authorities; obligations of hospitals or life care facilities; or industrial development or pollution control bonds issued for electric utility systems, steel companies, paper companies or other purposes. This may make a Portfolio more susceptible to adverse economic, political, or regulatory occurrences affecting a particular category of issuer. For example, health care-related issuers are susceptible to medicaid reimbursement policies, and national and State health care legislation. As a Portfolio's concentration increases, so does the potential for fluctuation in the value of the corresponding Fund's shares.

NON-DIVERSIFIED STATUS. Each Portfolio's classification under the Investment Company Act of 1940 (the "1940 Act") as a "non-diversified" investment company allows it to invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in the securities of any issuer. A Portfolio is likely to invest a greater percentage of its assets in the securities of a single issuer than would a diversified fund. Therefore, a Portfolio would be more susceptible to any single adverse economic or political occurrence or development affecting issuers of the relevant State's municipal obligations.


OTHER INVESTMENT PRACTICES
Each Portfolio may engage in the following investment practices, some of which may be considered to involve "derivative" instruments because they derive their value from another instrument, security or index. In addition, each Portfolio may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.

WHEN-ISSUED SECURITIES. Each Portfolio may purchase securities on a "when-issued" basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. However, the market value of the securities may fluctuate prior to delivery and upon delivery the securities may be worth more or less than a Portfolio agreed to pay for them. Each Portfolio may also purchase instruments that give the Portfolio the option to purchase a municipal obligation when and if issued.

INVERSE FLOATERS. Each Portfolio may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a Portfolio when short-term interest rates rise, and increase the interest paid to the Portfolio when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is new and relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Inverse floaters are leveraged because they provide two or more dollars of bond market exposure for every dollar invested.

FUTURES TRANSACTIONS. Each Portfolio may purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates. The futures contracts may be based on various debt securities (such as U.S. Government securities), securities indices (such as the Municipal Bond Index traded on the Chicago Board of Trade) and other financial instruments and indices. Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed a Portfolio's initial investment in these contracts. A Portfolio may not purchase or sell futures contracts or related options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of margin deposits and premiums paid on the Portfolio's outstanding positions would exceed 5% of the market value of the Portfolio's net assets. These transactions involve transaction costs. There can be no assurance that the Investment Adviser's use of futures will be advantageous to a Portfolio. Distributions by a Fund of any gains realized on its corresponding Portfolio's transactions in futures and options on futures will be taxable.

INSURED OBLIGATIONS. Each Portfolio may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce a Fund's current yield. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance does not guarantee the market value of the insured obligations or the net asset value of a Fund's shares.

RISK CONSIDERATIONS
Many municipal obligations offering current income are in the lowest investment grade category (Baa or BBB), lower categories or may be unrated. As indicated above, each Portfolio may invest in municipal obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and comparable unrated obligations. The lowest investment grade, lower rated and comparable unrated municipal obligations in which a Portfolio may invest will have speculative characteristics in varying degrees. While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated municipal obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated municipal obligations are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates. The Investment Adviser seeks to minimize the risks of investing in below investment grade securities through professional investment analysis and attention to current developments in interest rates and economic conditions. When a Portfolio invests in lower rated and unrated minicipal obligations, the achievement of the Portfolio's goals is more dependent on the Investment Adviser's ability than would be the case if the Portfolio were investing in municipal obligations in the higher rating categories.


Each Portfolio may retain defaulted obligations in its portfolio when such retention is considered desirable by the Investment Adviser. In the case of a defaulted obligation, a Portfolio may incur additional expense seeking recovery of its investment. Municipal obligations held by a Portfolio which are rated below investment grade but which, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the Investment Adviser to be of investment grade quality for purposes of the Portfolio's investment policies. A Portfolio may retain in its portfolio an obligation whose rating drops below B after its acquisition, if such retention is considered desirable by the Investment Adviser; provided, however, that holdings of obligations rated below Baa or BBB will not exceed 35% of net assets. In the event the rating of an obligation held by a Portfolio is downgraded, causing the Portfolio to exceed this limitation, the Investment Adviser will (in an orderly fashion within a reasonable period of time) dispose of such obligations as it deems necessary in order to comply with the Portfolio's credit quality limitations. For a description of municipal obligation ratings, see the Statement of Additional Information.


The net asset value of shares of a Fund will change in response to fluctuations in prevailing interest rates and changes in the value of the securities held by its corresponding Portfolio. When interest rates decline, the value of securities held by a Portfolio can be expected to rise. Conversely, when interest rates rise, the value of most portfolio security holdings can be expected to decline. Changes in the credit quality of the issuers of municipal obligations held by a Portfolio will affect the principal value of (and possibly the income earned on) on such obligations. In addition, the values of such securities are affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of a security and in the ability of the issuer to make payments of principal and interest may also affect the value of a Portfolio's investments. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as that made available by corporations whose securities are publicly traded. An investment in shares of a Fund will not constitute a complete investment program.

At times, a substantial portion of the Portfolio's assets may be invested in securities as to which the Portfolio, by itself or together with other accounts managed by the Investment Adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Portfolio could find it more difficult to sell such securities when the Investment Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Portfolio's net asset value.


The secondary market for some municipal obligations issued within a State (including issues which are privately placed with a Portfolio) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No Portfolio will invest in illiquid securities if more than 15% of its net assets would be invested in securities that are not readily marketable. No established resale market exists for certain of the municipal obligations in which a Portfolio may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, a Portfolio may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

Certain securities held by the Portfolio may permit the issuer at its option to "call", or redeem, its securities. If an issuer redeems securities held by the Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.


Some of the securities in which a Portfolio invests may include so-called "zero-coupon" bonds, whose values are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Each Portfolio is required to accrue and distribute income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus, a Portfolio may have to sell other investments to obtain cash needed to make income distributions.

Each Portfolio may invest in municipal leases, and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

--------------------------------------------------------------------------------
  EACH FUND AND PORTFOLIO HAVE ADOPTED CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS WHICH ARE ENUMERATED IN DETAIL IN THE STATEMENT OF ADDITIONAL INFORMATION AND WHICH MAY NOT BE CHANGED UNLESS AUTHORIZED BY A SHAREHOLDER VOTE AND AN INVESTOR VOTE, RESPECTIVELY. EXCEPT FOR SUCH ENUMERATED RESTRICTIONS AND AS OTHERWISE INDICATED IN THIS PROSPECTUS, THE INVESTMENT OBJECTIVE AND POLICIES OF EACH FUND AND PORTFOLIO ARE NOT FUNDAMENTAL POLICIES AND ACCORDINGLY MAY BE CHANGED BY THE TRUSTEES OF THE TRUST AND THE PORTFOLIO WITHOUT OBTAINING THE APPROVAL OF A FUND'S SHAREHOLDERS OR THE INVESTORS IN THE CORRESPONDING PORTFOLIO, AS THE CASE MAY BE. IF ANY CHANGES WERE MADE IN A FUND'S INVESTMENT OBJECTIVE, THE FUND MIGHT HAVE INVESTMENT OBJECTIVES DIFFERENT FROM THE OBJECTIVE WHICH AN INVESTOR CONSIDERED APPROPRIATE AT THE TIME THE INVESTOR BECAME A SHAREHOLDER IN THE FUND.
--------------------------------------------------------------------------------

ORGANIZATION OF THE FUNDS AND THE PORTFOLIOS
--------------------------------------------------------------------------------
EACH FUND IS A NON-DIVERSIFIED SERIES OF EATON VANCE MUNICIPALS TRUST (THE "TRUST"), A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED SEPTEMBER 30, 1985, AS AMENDED. THE TRUST IS A MUTUAL FUND -- AN OPEN-END MANAGEMENT INVESTMENT COMPANY. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series and because the Trust can offer separate series (such as the Funds) it is known as a "series company." Each share represents an equal proportionate beneficial interest in a Fund. When issued and outstanding, each Fund's shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Fund Shares." Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets available for distribution to shareholders.

EACH PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. The Portfolios, as well as the Trust, intend to comply with all applicable federal and state securities laws. Each Portfolio's Declaration of Trust provides that its corresponding Fund and other entities permitted to invest in that Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Funds nor their shareholders will be adversely affected by reason of the Funds investing in the Portfolios.

SPECIAL INFORMATION ON THE FUND/PORTFOLIO INVESTMENT STRUCTURE. An investor in a Fund should be aware that the Fund, unlike mutual funds which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing its assets in an interest in its corresponding Portfolio, which is a separate investment company with an identical investment objective (although the Fund may temporarily hold a de minimus amount of cash). Therefore, a Fund's interest in the securities owned by its corresponding Portfolio is indirect. In addition to selling an interest to its corresponding Fund, a Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in a Portfolio are not required to sell their shares at the same public offering price as the corresponding Fund due to variations in sales commissions and other operating expenses. Therefore, investors in a Fund should be aware that these differences may result in differences in returns experienced by investors in the various funds that invest in its corresponding Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. For information regarding the investment objective, policies and restrictions of the Portfolios, see "The Funds" Investment Objectives" and "How the Funds and the Portfolios Invest their Assets". Further information regarding investment practices may be found in the Statement of Additional Information.

The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of each Fund in its corresponding Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolios, and affords the potential for economies of scale for each Fund, at least when the assets of its corresponding Portfolio exceed $500 million.

A Fund may withdraw (completely redeem) all its assets from its corresponding Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of that Fund to do so. The investment objective and the nonfundamental investment policies of each Fund and Portfolio may be changed by the Trustees of the Trust and the Portfolio without obtaining the approval of the shareholders of that Fund or the investors in that Portfolio, as the case may be. Any such change of an investment objective will be preceded by thirty days advance written notice to the shareholders of the Fund or the investors in the Portfolio, as the case may be. In the event a Fund withdraws all of its assets from its corresponding Portfolio, or the Board of Trustees of the Trust determines that the investment objective of such Portfolio is no longer consistent with the investment objective of the Fund, such Trustees would consider what action might be taken, including investing all the assets of such Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. A Fund's investment performance may be affected by a withdrawal of all its assets from its corresponding Portfolio.


Information regarding other pooled investment entities or funds which invest in a Portfolio may be obtained by contacting Eaton Vance Distributors, Inc. (the "Principal Underwriter" or "EVD"), 24 Federal Street, Boston, MA 02110, (617) 482-8260. Smaller investors in a Portfolio may be adversely affected by the actions of a larger investor in the Portfolio. For example, if a large investor withdraws from a Portfolio, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, a Portfolio may hold fewer securities, resulting in increased portfolio risk, and experience decreasing economies of scale. However, this possibility exists as well for historically structured mutual funds which have large or institutional investors.


Until recently, the Administrator sponsored and advised historically structured funds. Funds which invest all their assets in interests in a separate investment company are a relatively new development in the mutual fund industry and, therefore, the Funds may be subject to additional regulations than historically structured funds.

Each Portfolio's Declaration of Trust provides that the Portfolio will terminate 120 days after the complete withdrawal of a Fund or any other investor in the Portfolio, unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolios as partnerships for Federal income tax purposes. See "Distributions and Taxes" for further information. Whenever a Fund as an investor in a Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. A Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in a Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the corresponding Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

The Trustees of the Trust, including a majority of the noninterested Trustees, have approved written procedures designed to identify and address any potential conflicts of interest arising from the fact that the Trustees of the Trust and the Trustees of each Portfolio are the same. Such procedures require each Board to take action to resolve any conflict of interest between a Fund and its corresponding Portfolio, and it is possible that the creation of separate Boards may be considered. For further information concerning the Trustees and officers of each of the Trust and the Portfolios, see the Statement of Additional Information.

Although each Fund offers only its own shares of beneficial interest, it is possible that a Fund might become liable for a misstatement or omission in this Prospectus regarding another Fund because the Funds use this combined Prospectus. The Trustees of the Trust have considered this factor in approving the use of a combined Prospectus.

MANAGEMENT OF THE FUNDS AND THE PORTFOLIOS
--------------------------------------------------------------------------------
EACH PORTFOLIO ENGAGES BOSTON MANAGEMENT AND RESEARCH ("BMR"), A WHOLLY-OWNED SUBSIDIARY OF EATON VANCE MANAGEMENT ("EATON VANCE"), AS ITS INVESTMENT ADVISER. EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931.

Acting under the general supervision of the Board of Trustees of each Portfolio, BMR manages each Portfolio's investments and affairs and furnishes for the use of each Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolios. Under its investment advisory agreement with a Portfolio, BMR receives a monthly advisory fee equal to the aggregate of

(a) a daily asset based fee computed by applying the annual asset rate applicable to that portion of the total daily net assets in each Category as indicated below, plus

(b) a daily income based fee computed by applying the daily income rate applicable to that portion of the total daily gross income (which portion shall bear the same relationship to the total daily gross income on such day as that portion of the total daily net assets in the same Category bears to the total daily net assets on such day) in each Category as indicated below:

                                                       ANNUAL           DAILY
    CATEGORY  DAILY NET ASSETS                      ASSET RATE       INCOME RATE
    ----------------------------------------------------------------------------
       1      up to $20 million                        0.100%           1.00%
       2      $20 million but less than $40 million    0.200%           2.00%
       3      $40 million but less than $500 million   0.300%           3.00%
       4      $500 million but less than $1 billion    0.275%           2.75%
       5      $1 billion but less than $1.5 billion    0.250%           2.50%
       6      $1.5 billion but less than $2 billion    0.225%           2.25%
       7      $2 billion but less than $3 billion      0.200%           2.00%
       8      $3 billion and over                      0.175%           1.75%

Each Portfolio paid (or, absent a fee reduction, would have paid) advisory fees for the fiscal year ended July 31, 1995 equivalent to the following annualized percentage of average daily net assets:

                                      NET ASSETS AS OF
  PORTFOLIO                             JULY 31, 1995               ADVISORY FEE
  -----------------------------------------------------------------------------
  Arizona                                $144,521,015                  0.42%
  Colorado                                 46,077,166                  0.28%\1/
  Connecticut                             195,275,789                  0.44%
  Michigan                                191,262,981                  0.44%
  Minnesota                                82,967,696                  0.37%
  New Jersey                              411,038,422                  0.47%
  Pennsylvania                            502,250,304                  0.48%
  Texas                                    28,227,021                  0.21%\2/
\1/ To enhance the net income of the Colorado Portfolio, BMR made a reduction of its advisory fee in the amount of $69,064.
\2/ To enhance the net income of the Texas Portfolio, BMR made a reduction of its advisory fee in the full amount of such fee and BMR was allocated $18,606 of expenses related to the operation of such Portfolio.

BMR OR EATON VANCE ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF APPROXIMATELY $16 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly held holding company. Eaton Vance Corp., through its subsidiaries and affiliates, engages in investment management and marketing activities, fiduciary and banking services, oil and gas operations, real estate investment, consulting and management, and development of precious metals properties.


Nicole Anderes has acted as the portfolio manager of the Connecticut Portfolio since January, 1994 and the Texas Portfolio since December 1, 1995. She joined Eaton Vance and BMR as a Vice President in January 1994. Prior to joining Eaton Vance, she was a Vice President and portfolio manager at Lazard Freres Asset Management (1992-1994) and a Vice President and Manager -- Municipal Research at Roosevelt & Cross (1978-1992).

Timothy T. Browse has acted as the portfolio manager of the Michigan Portolio since it commenced operations and the Pennsylvania Portfolio since December 1, 1995. He has been a Vice President of Eaton Vance and of BMR since 1993 and an employee of Eaton Vance since 1992. Prior to joining Eaton Vance, he was a municipal bond trader at Fidelity Management & Research Company (1987-1992).

Cynthia J. Clemson has acted as the portfolio manager of the Arizona Portfolio since January 1, 1994. Ms. Clemson has been a Vice President of Eaton Vance and BMR since 1993 and an employee of Eaton Vance since 1985.

Robert B. MacIntosh has acted as the portfolio manager of the New Jersey Portfolio since it commenced operations. Mr. MacIntosh has been a Vice President of Eaton Vance since 1991 and of BMR since 1992. Prior to joining Eaton Vance, he was a portfolio manager at Fidelity Management & Research Company (1986-1991).

David C. Reilly has acted as the portfolio manager of the Minnesota and Colorado Portfolios since December 1, 1995. He has been a Vice President of Eaton Vance since 1991 and of BMR since 1992. Prior to joining Eaton Vance, he was a Vice President and a municipal bond analyst at Scudder, Stevens & Clark (1984-1991).

Municipal obligations are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. In selecting firms which will execute portfolio transactions, BMR judges their professional ability and quality of service and uses its best efforts to obtain execution at prices which are advantageous to the Portfolios and at reasonably competitive spreads. Subject to the foregoing, BMR may consider sales of shares of the Funds or of other investment companies sponsored by BMR or Eaton Vance as a factor in the selection of firms to execute portfolio transactions.


The Trust has retained the services of Eaton Vance to act as Administrator of the Funds. The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of each Fund by investing its assets in the corresponding Portfolio. As Administrator, Eaton Vance provides the Funds with general office facilities and supervises the overall administration of the Fund. For these services Eaton Vance currently receives no compensation. The Trustees of the Trust may determine, in the future, to compensate Eaton Vance for such services.

The Portfolios and the Funds, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by BMR under the investment advisory agreement, by Eaton Vance under the administrative services agreement, or by EVD under the distribution agreement.

DISTRIBUTION PLANS
--------------------------------------------------------------------------------
EACH FUND FINANCES DISTRIBUTION ACTIVITIES AND HAS ADOPTED A DISTRIBUTION PLAN (A "PLAN") PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940. Rule 12b-1 permits a mutual fund, such as a Fund, to finance distribution activities and bear expenses associated with the distribution of its shares provided that any payments made by the Fund are made pursuant to a written plan adopted in accordance with the Rule. Each Plan is subject to, and complies with, the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD Rule"). Each Fund's Plan is described further in the Statement of Additional Information, and the following is a description of the salient features of the Plans. Each Fund's Plan provides that the Fund, subject to the NASD Rule, will pay sales commissions and distribution fees to the Principal Underwriter only after and as a result of the sale of shares of the Fund. On each sale of Fund shares (excluding reinvestment of distributions) a Fund will pay the Principal Underwriter (i) sales commissions equal to 6.25% of the amount received by a Fund for each share sold and (ii) distribution fees calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of Uncovered Distribution Charges (as described below) of the Principal Underwriter. On sales of shares made prior to January 30, 1995, the Principal Underwriter currently pays monthly sales commissions to a financial service firm (an "Authorized Firm") in amounts anticipated to be equivalent to .75%, annualized, of the assets maintained in a Fund by the customers of such Firm. On sales of shares made on January 30, 1995 and thereafter, the Principal Underwriter currently expects to pay to an Authorized Firm (a) sales commissions (except on exchange transactions and reinvestments) at the time of sale equal to .80% of the purchase price of the shares sold by such Firm, and (b) monthly sales commissions approximately equivalent to 1/12 of
 .75% of the value of shares sold by such Firm and remaining outstanding for at least one year. The Plan is designed to permit an investor to purchase Fund shares through an Authorized Firm without incurring an initial sales charge and at the same time permit the Principal Underwriter to compensate Authorized Firms and other persons in connection with the sale of Fund shares.

THE NASD RULE REQUIRES EACH FUND TO LIMIT ITS ANNUAL PAYMENTS OF SALES COMMISSIONS AND DISTRIBUTION FEES TO AN AMOUNT NOT EXCEEDING .75% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. Under its Plan, a Fund accrues daily an amount at the rate of 1/365 of .75% of the Fund's net assets, and pays such accrued amounts monthly to the Principal Underwriter. Each Plan requires such accruals to be automatically discontinued during any period in which there are no outstanding Uncovered Distribution Charges under the Plan. Uncovered Distribution Charges are calculated daily and, briefly, are equivalent to all unpaid sales commissions and distribution fees to which the Principal Underwriter is entitled under a Plan less all contingent deferred sales charges therefore paid to the Principal Underwriter. The Eaton Vance organization may be considered to have realized a profit under a Fund's Plan if at any point in time the aggregate amounts of all payments made to the Principal Underwriter pursuant to a Fund's Plan, including any contingent deferred sales charges, have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices.

Because of the NASD Rule limitation on the amount of sales commissions and distribution fees paid during any fiscal year, a high level of sales of Fund shares during the initial years of a Fund's operations would cause a large portion of the sales commissions attributable to a sale of Fund shares to be accrued and paid by the Fund to the Principal Underwriter in fiscal years subsequent to the year in which such shares were sold. This spreading of sales commissions payments under each Fund's Plan over an extended period would result in the incurrence and payment of increased distribution fees under the Plan.

During the fiscal year ended July 31, 1995, each Fund paid or accrued sales commissions under its Plan equivalent to .75% (annualized) of such Fund's average daily net assets. As at July 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter on such day calculated under each Fund's Plan amounted to approximately $421,000 (equivalent to 17.1% of net assets on such day) in the case of the Arizona Fund, $286,000 (equivalent to 14.5% of net assets on such day) in the case of the Colorado Fund, $346,000 (equivalent to 7.5% of net assets on such day) in the case of the Connecticut Fund, $527,000 (equivalent to 11.8% of net assets on such day) in the case of the Michigan Fund, $419,000 (equivalent to 11.4% of net assets on such day) in the case of the Minnesota Fund, $295,000 (equivalent to 8.9% of net assets on such day) in the case of the New Jersey Fund, $474,000 (equivalent to 18.1% of net assets on such day) in the case of the Pennsylvania Fund, and $81,000 (equivalent to 17.3% of net assets on such day) in the case of the Texas Fund.

EACH PLAN ALSO AUTHORIZES A FUND TO MAKE PAYMENTS OF SERVICE FEES TO THE PRINCIPAL UNDERWRITER, AUTHORIZED FIRMS AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. The Trustees of the Trust have initially implemented this provision of each Fund's Plan by authorizing the Fund to make monthly service fee payments to the Principal Underwriter in amounts not expected to exceed .20% of the Fund's average daily net assets for each fiscal year. The Fund accrues the service fee daily at the rate of 1/365 of .20% of the Fund's net assets. On sales of shares made prior to January 30, 1995, the Principal Underwriter currently makes monthly service fee payments to an Authorized Firm in amounts anticipated to be equivalent to .20%, annualized, of the assets maintained in a Fund by the customers of such Firm. On sales of shares made on January 30, 1995 and thereafter, the Principal Underwriter currently expects to pay to an Authorized Firm (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to
 .20% of the purchase price of the shares sold by such Firm, and (b) monthly service fees approximately equivalent to 1/12 of .20% of the value of shares sold by such Firm and remaining outstanding for at least one year. Each Fund's Plan authorizes the Trustees of the Trust on behalf of the Fund to increase payments to the Principal Underwriter, Authorized Firms and other persons from time to time without further action by shareholders of the Fund, provided that the aggregate amount of payments made to such persons under the Plan in any fiscal year of the Fund does not exceed .25% of the Fund's average daily net assets. During the first year after a purchase of Fund shares, the Principal Underwriter will retain the service fee as reimbursement for the service fee payment made to the Authorized Firm at the time of sale. As permitted by the NASD Rule, all service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by a Fund to the Principal Underwriter, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. For the fiscal year ended July 31, 1995, each Fund paid or accrued service fees under its Plan equivalent to 0.20% (annualized) of such Fund's average daily net assets for such periods.

The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell a Fund's shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives sell or are expected to sell significant amounts of shares. In addition, the Principal Underwriter may from time to time increase or decrease the sales commissions payable to Authorized Firms.

Each Fund may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the Funds' management intends to consider all relevant factors, including without limitation the size of a Fund, the investment climate and market conditions, the volume of sales and redemptions of Fund shares and the amount of Uncovered Distribution Charges of the Principal Underwriter. Each Plan may continue in effect and payments may be made under the Plan following any such suspension, discontinuance or limitation of the offering of Fund shares; however, no Fund is contractually obligated to continue its Plan for any particular period of time. Suspension of the offering of Fund shares would not, of course, affect a shareholder's ability to redeem shares.

VALUING FUND SHARES
--------------------------------------------------------------------------------
EACH FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Each Fund's net asset value per share is determined by its custodian, Investors Bank & Trust Company ("IBT"), (as agent for the Fund) in the manner authorized by the Trustees of the Trust. Net asset value is computed by dividing the value of a Fund's total assets, less its liabilities, by the number of shares outstanding. Because each Fund invests its assets in an interest in its corresponding Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).

Authorized Firms must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per Fund share. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter, which is a wholly-owned subsidiary of Eaton Vance.

Each Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio) based on market or fair value in the manner authorized by the Trustees of the Portfolio. Net asset value is computed by subtracting the liabilities of a Portfolio from the value of its total assets. Municipal obligations will normally be valued on the basis of valuations furnished by a pricing service. For further information regarding the valuation of the Portfolios' assets, see "Determination of Net Asset Value" in the Statement of Additional Information.

--------------------------------------------------------------------------------
  SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF FUND SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.
--------------------------------------------------------------------------------

HOW TO BUY FUND SHARES
--------------------------------------------------------------------------------
SHARES OF A FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR SECURITIES. Investors may purchase shares of a Fund through Authorized Firms at the net asset value per share of the Fund next determined after an order is effective. A Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares. Shares of each Fund are offered for sale only in States where such shares may be legally sold. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm.


An initial investment in a Fund must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Funds' transfer agent (the "Transfer Agent") as follows: First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services."


ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Administrator, in exchange for Fund shares at their net asset value as determined above. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold by IBT as agent for the account of their owner on the day of their receipt by IBT or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable net asset value per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.

Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

        IN THE CASE OF BOOK ENTRY:
        Deliver through Depository Trust Co.
        Broker #2212
        Investors Bank & Trust Company
        For A/C EV Classic [State name] Municipals Fund

        IN THE CASE OF PHYSICAL DELIVERY:
        Investors Bank & Trust Company
        Attention: EV Classic [State name] Municipals Fund
        Physical Securities Processing Settlement Area
        89 South Street
        Boston, MA 02111

Investors who are contemplating an exchange of securities for shares of a Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities to IBT. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, State and local tax consequences of exchanging securities for Fund shares.

--------------------------------------------------------------------------------
  IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.
--------------------------------------------------------------------------------

HOW TO REDEEM FUND SHARES
--------------------------------------------------------------------------------

A SHAREHOLDER MAY REDEEM FUND SHARES BY DELIVERING TO FIRST DATA INVESTOR SERVICES GROUP, BOS725, P.O. BOX 1559, BOSTON, MASSACHUSETTS 02104, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. The redemption price will be based on the net asset value per share of the applicable Fund next computed after such delivery. Good order means that all relevant documents must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission and acceptable to First Data Investor Services Group. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

Within seven days after receipt of a redemption request in good order by First Data Investor Services Group, a Fund will make payment in cash for the net asset value of the shares as of the date determined above, reduced by the amount of any applicable contingent deferred sales charge (described below) and federal income tax required to be withheld. Although each Fund normally expects to make payment in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of a Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn by that Fund from its corresponding Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.


To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after EVD, as the Funds' agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to EVD. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

If shares were recently purchased, the proceeds of redemption (or repurchase) will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions or repurchases may result in a taxable gain or loss.

Due to the high cost of maintaining small accounts, each Fund reserves the right to redeem accounts with balances of less than $1,000. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. Thus, an investor making an initial investment of $1,000 would not be able to redeem shares without being subject to this policy. However, no such redemption would be required by a Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares. No contingent deferred sales charge will be imposed with respect to such involuntary redemptions.

CONTINGENT DEFERRED SALES CHARGE. Shares purchased on or after January 30, 1995 and redeemed within the first year of their purchase (except shares acquired through the reinvestment of distributions) generally will be subject to a contingent deferred sales charge equal to 1% of the net asset value of redeemed shares. This contingent deferred sales charge is imposed on any redemption the amount of which exceeds the aggregate value at the time of redemption of (a) all shares in the account purchased more than one year prior to the redemption, (b) all shares in the account acquired through reinvestment of distributions, and
(c) the increase, if any, of value in the other shares in the account (namely those purchased within the year preceding the redemption) over the purchase price of such shares. Redemptions are processed in a manner to maximize the amount of redemption proceeds which will not be subject to a contingent deferred sales charge. That is, each redemption will be assumed to have been made first from the exempt amounts referred to in clauses (a), (b) and (c) above, and second through liquidation of those shares in the account referred to in clause
(c) on a first-in-first-out basis.

In calculating the contingent deferred sales charge upon the redemption of Fund shares acquired in an exchange for shares of a fund currently listed under "The Eaton Vance Exchange Privilege," the purchase of Fund shares acquired in the exchange is deemed to have occurred at the time of the original purchase of exchanged shares.

No contingent deferred sales charge will be imposed on shares of a Fund which have been sold to Eaton Vance or its affiliates, or to their respective employees or clients. The contingent deferred sales charge will also be waived for shares redeemed (1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Services"), (2) as part of a distribution from a retirement plan qualified under Section 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code"), or (3) as part of a minimum required distribution from other tax-sheltered retirement plans. The contingent deferred sales charge will be paid to the Principal Underwriter or the Fund. When paid to the Principal Underwriter it will reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. See "Distribution Plans."

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------
EACH FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Funds' independent certified public accountants. Shortly after the end of each calendar year, each Fund will furnish its shareholders with information necessary for preparing federal and State tax returns.

THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------

AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE FUNDS' TRANSFER AGENT, FIRST DATA INVESTOR SERVICES GROUP, WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE APPLICABLE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. A Fund will not issue share certificates except upon request.

At least quarterly, shareholders will receive a statement showing complete details of any transaction and the current share balance in the account. THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS IN SHARES BY SENDING A CHECK FOR $50 OR MORE to First Data Investor Services Group.

Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA, 02104 (please provide the name of the shareholder, the Fund and the account number).

THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Funds' dividend disbursing agent, First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The currently effective option will appear on each account statement.


Share Option -- Dividends and capital gains will be reinvested in additional shares.

Income Option -- Dividends will be paid in cash, and capital gains will be reinvested in additional shares.

Cash Option -- Dividends and capital gains will be paid in cash.

The Share Option will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under the federal income tax laws.

If the Income Option or Cash Option has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account in shares at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the Share Option until such time as the shareholder selects a different option.

DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

"STREET NAME" ACCOUNTS. If shares of a Fund are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with a Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an investment firm, or transferring the account to another investment firm, an investor wishing to reinvest distributions should determine whether the firm which will hold the shares allows reinvestment of distributions in "street name" accounts.

--------------------------------------------------------------------------------
  UNDER A LIFETIME INVESTING ACCOUNT A SHAREHOLDER CAN MAKE ADDITIONAL INVESTMENTS IN SHARES OF A FUND BY SENDING A CHECK FOR $50 OR MORE.
--------------------------------------------------------------------------------

THE EATON VANCE EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
Shares of each Fund currently may be exchanged for shares of one or more other funds in the Eaton Vance Classic Group of Funds or Eaton Vance Money Market Fund, which are distributed with a contingent deferred sales charge, on the basis of the net asset value per share of each fund at the time of the exchange, provided that such exchange offers are available only in States where shares of the fund being acquired may be legally sold.

Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Funds do not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.


First Data Investor Services Group makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult First Data Investor Services Group for additional information concerning the exchange privilege. Applications and prospectuses of other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.


No contingent deferred sales charge is imposed on exchanges. For purposes of calculating the contingent deferred sales charge upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Shares of the other funds in the Eaton Vance Classic Group of Funds (and shares of Eaton Vance Money Market Fund acquired as the result of an exchange from an EV Classic Fund) may be exchanged for Fund shares on the basis of the net asset values per share of each fund at the time of the exchange, but subject to any restrictions or qualifications set forth in the current prospectus of any such fund.


Telephone exchanges are accepted by First Data Investor Services Group provided the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call First Data Investor Services Group at 800-262- 1122 or, within Massachusetts, 617-573-9403, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Funds, the Principal Underwriter nor First Data Investor Services Group will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.


EATON VANCE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------
THE FUNDS OFFER THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the applicable Fund as an expense to all shareholders.


INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of the Fund being purchased may be mailed directly to First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104 at any time -- whether or not dividends are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.

BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from a shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.

WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks in an aggregate amount that does not exceed annually 12% of the account balance at the time the plan is established. Such amount will not be subject to a contingent deferred sales charge. See "How to Redeem Fund Shares." A minimum deposit of $5,000 in shares is required.


REINVESTMENT PRIVILEGE: A SHAREHOLDER WHO HAS REPURCHASED OR REDEEMED SHARES MAY REINVEST, WITH CREDIT FOR ANY CONTINGENT DEFERRED SALES CHARGES PAID ON THE REDEEMED OR REPURCHASED SHARES, ANY PORTION OR ALL OF THE REPURCHASE OR REDEMPTION PROCEEDS (PLUS THAT AMOUNT NECESSARY TO ACQUIRE A FRACTIONAL SHARE TO ROUND OFF THE PURCHASE TO THE NEAREST FULL SHARE) IN SHARES OF A FUND, provided that the reinvestment is effected within 60 days after such repurchase or redemption and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by a Fund (or by the Fund's Transfer Agent). To the extent that any shares of a Fund are sold at a loss and the proceeds are reinvested in shares of a Fund (or other shares of the Fund are acquired within the period beginning 30 days before and ending 30 days after the date of the redemption) some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
SUBSTANTIALLY ALL OF THE INVESTMENT INCOME ALLOCATED TO A FUND BY ITS CORRESPONDING PORTFOLIO, LESS THE FUND'S DIRECT AND ALLOCATED EXPENSES, WILL BE DECLARED DAILY AS A DISTRIBUTION TO FUND SHAREHOLDERS OF RECORD AT THE TIME OF DECLARATION. Such distributions, whether taken in cash or reinvested in additional shares, will ordinarily be paid on the twenty-second day of each month or the next business day thereafter. Each Fund anticipates that for tax purposes the entire distribution, whether paid in cash or reinvested in additional shares of the Fund, will constitute tax-exempt income to shareholders, except for the proportionate part of the distribution that may be considered taxable income if the Fund has taxable income during the calendar year. Shareholders reinvesting the monthly distribution should treat the amount of the entire distribution as the tax cost basis of the additional shares acquired by reason of such reinvestment. Daily distribution crediting will commence on the day that collected funds for the purchase of Fund shares are available at the Transfer Agent. Shareholders of a Fund will receive timely federal income tax information as to the tax-exempt or taxable status of all distributions made by the Fund during the calendar year. A Fund's net realized capital gains, if any, consist of the net realized capital gains allocated to the Fund by its corresponding Portfolio for tax purposes, after taking into account any available capital loss carryovers; a Fund's net realized capital gains, if any, will be distributed at least once a year, usually in December.

Each Fund intends to qualify as a regulated investment company under the Code and to satisfy all requirements necessary to be relieved of federal taxes on income and gains it distributes to shareholders. In satisfying these requirements, each Fund will treat itself as owning its proportionate share of each of its corresponding Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.

--------------------------------------------------------------------------------
  AS A REGULATED INVESTMENT COMPANY UNDER THE CODE, EACH FUND DOES NOT PAY FEDERAL INCOME OR EXCISE TAXES TO THE EXTENT THAT IT DISTRIBUTES TO SHAREHOLDERS ITS NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS IN ACCORDANCE WITH THE TIMING REQUIREMENTS IMPOSED BY THE CODE. AS PARTNERSHIPS UNDER THE CODE, THE PORTFOLIOS DO NOT PAY FEDERAL INCOME OR EXCISE TAXES.
--------------------------------------------------------------------------------

Distributions of interest on certain municipal obligations constitute a tax preference item under the alternative minimum tax provisions applicable to individuals and corporations. Distributions of taxable income (including a portion of any original issue discount with respect to certain stripped municipal obligations and stripped coupons and accretion of certain market discount) and net short-term capital gains will be taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable to shareholders as such for federal income tax purposes, regardless of the length of time Fund shares have been owned by the shareholder. Distributions are taxed in the manner described above whether paid in cash or reinvested in additional shares of a Fund.

Tax-exempt distributions received from a Fund are includable in the tax base for determining the taxability of social security and railroad retirement benefits.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Fund is not deductible to the extent it is deemed related to the Fund's distribution of tax-exempt interest. Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of a Fund. "Substantial user" is defined in applicable Treasury regulations to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of industrial development bonds and would likely be interpreted to include private activity bonds issued to finance similar facilities.

SEE THE APPENDIX TO THIS PROSPECTUS FOR INFORMATION CONCERNING STATE TAXES. Shareholders should consult their own tax advisers with respect to the State, local and foreign tax consequences of investing in a Fund.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
FROM TIME TO TIME, EACH FUND MAY ADVERTISE THE YIELD AND/OR AVERAGE ANNUAL TOTAL RETURN. Each Fund's current yield is calculated by dividing the net investment income per share earned during a recent 30-day period by the maximum offering price per share (net asset value) of the Fund on the last day of the period and annualizing the resulting figure. A taxable-equivalent yield is computed by using the tax-exempt yield figure and dividing by 1 minus the tax rate. Each Fund's average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price (net asset value) for specified periods ending with the most recent calendar quarter, assuming reinvestment of all distributions. The average annual total return calculation assumes a complete redemption of the investment and the deduction of any applicable contingent deferred sales charge at the end of the period. Each Fund may publish annual and cumulative total return figures from time to time. Each Fund may also quote total return for the period prior to commencement of operations which would reflect the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge.

Each Fund may publish its distribution rate and/or effective distribution rate. Each Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized by the current maximum offering price per share (net asset value). Each Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. Investors should note that a Fund's yield is calculated using a standardized formula the income component of which is computed from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on a Fund's last monthly distribution which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month.

Each Fund may also publish total return figures which do not take into account any contingent deferred sales charge which may be imposed upon redemptions at the end of the specified period. Any performance figure which does not take into account the contingent deferred sales charge would be reduced to the extent such charge is imposed upon a redemption.

Investors should note that the investment results of a Fund will fluctuate over time, and any presentation of the Fund's current yield, total return, distribution rate or effective distribution rate for any prior period should not be considered a representation of what an investment may earn or what the Fund's yield, total return, distribution rate or effective distribution rate may be in any future period. If the expenses of a Fund or its corresponding Portfolio are paid by Eaton Vance, the Fund's performance will be higher.

                                                                        APPENDIX
STATE SPECIFIC INFORMATION


Because each Portfolio will normally invest at least 65% of its assets (and, in the case of the Minnesota Portfolio, generally 95% or more) in the obligations of issuers in its corresponding State, it is susceptible to factors affecting that State. Each Portfolio (except the Minnesota Portfolio) may also invest up to 5% of its net assets in obligations issued by the governments of Guam and the U.S. Virgin Islands and up to 35% of its assets in obligations issued by the government of Puerto Rico. The Connecticut Fund may invest in municipal obligations of Puerto Rico, the U.S. Virgin Islands and Guam the interest on which cannot be taxed by any State under federal law. Set forth below is certain economic and tax information concerning the States in which the Portfolios invest and Puerto Rico.


The bond ratings provided below are current as of the date of this Prospectus and are based on economic conditions which may not continue; moreover, there can be no assurance that particular bond issues may not be adversely affected by changes in economic, political or other conditions. Unless stated otherwise, the ratings indicated are for obligations of the State. A State's political subdivisions may have different ratings which are unrelated to the ratings assigned to State obligations.

ARIZONA. Arizona's economy is primarily based on the service, high-tech manufacturing, construction and tourism industries, as well as the military. The State experienced rapid economic and population growth in the 1980s, which has slowed somewhat in the 1990s. The problems associated with such growth (air quality, transportation and public infrastructure) continue to be addressed by the State legislature. The State's unemployment rate in June 1995 was 5.1%, below the national rate of 5.6%.

The State's ability to raise revenues is limited by Constitutional and legislative restrictions on property tax increases. There is also a limit on annual spending. The State does not issue general obligation bonds, but relies on pay-as-you-go capital outlays, revenue bonds and certificates of participation to finance projects. Each of these projects is individually rated based on its specific creditworthiness.

ARIZONA TAXES. Based upon the advice of Arizona tax counsel, the management of the Fund believes that under Arizona law, dividends paid by the Fund will be exempt from Arizona income tax imposed on individuals, corporations and estates and trusts that are subject to Arizona taxation to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on Arizona obligations. In addition, dividends paid by the Fund will be exempt from Arizona income tax imposed on such persons, though included in gross income for federal income tax purposes, to the extent such dividends are derived from interest payments on direct obligations of the United States. Other distributions from the Fund, including distributions derived from net short-term and long-term capital gains, are generally not exempt from Arizona income tax.

Interest or indebtedness and other related expenses which are incurred or continued by a shareholder to purchase or carry shares of the Fund generally will not be deductible for Arizona income tax purposes.

COLORADO. Colorado's economy began to improve in the late 1980s, recovering from a recession largely caused by contractions in the energy, high technology and construction industries. The recovery has been fueled, in part, by large public construction projects, net in-migration, a healthy tourist economy, and increases in the wholesale and retail trade sector and the general services sector. Momentum is sufficient that the Office of State Planning and Budgeting has pronounced that Colorado's "slower growth pattern mimics that of the United States, although it is not as severe as the nation's", even though most of the large public works projects are completed and the boom in net migration begins to ease. Employment in the service and trade industries represents approximately 54.4% of the State's nonagricultural wage and salary jobs, and government employment represents approximately 15.9%. Manufacturing represents only 10.8% and, while total jobs in the sector is increasing, manufacturing is slowly falling as a percentage of total employment, due in part to a concentration in defense-related production. Colorado's unemployment rate was 3.7% in August 1995, below the national rate of 5.6%. Colorado added 41,000 jobs in the twelve months ended August 1995, a 2.3% increase from the prior year. There is no State general obligation debt outstanding.

COLORADO TAXES. In the opinion of Kutak Rock, special Colorado tax counsel to the Fund, provided that the Fund qualifies as a regulated investment company under the Code, and the Portfolio is treated as a partnership for federal income tax purposes, individuals, trusts, estates, and corporations who are holders of the Fund and who are subject to the Colorado income tax will not be subject to Colorado tax on Fund dividends to the extent that: (a) such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code and are derived from interest received by the Fund on obligations of Colorado or any of its political subdivisions issued on or after May 1, 1980 or (b) obligations of the United States or its possessions to the extent included in federal taxable income. To the extent that Fund distributions are attributable to sources not described in the preceding sentences, such as long or short-term capital gains, such distributions will not be exempt from Colorado income tax. There are no municipal income taxes in Colorado. As intangibles, shares in the Fund will be exempt from Colorado property taxes.

CONNECTICUT. Historically, Connecticut's economic structure has been concentrated in manufacturing, including a heavy component of defense-related industries, which increases the State's vulnerability to economic cycles and to declines in federal government defense spending. More recently, Connecticut's level of manufacturing activity has declined, but this has been partially offset by extensive urban development, a large insurance sector, relocations of corporate headquarters to Connecticut (specifically to Fairfield County), and the extension of other service sectors. As of June 1995, the unemployment rate in Connecticut on a seasonally adjusted basis was 5.1%, as compared to a rate of 5.6% nationwide.

General obligation bonds issued by Connecticut municipalities are payable primarily only from ad valorem taxes on property subject to taxation by the municipality. The State has about $6 billion of general obligation bonds outstanding, of which more than half have been issued for general State purposes. The remaining general obligation bonds were issued for highway construction, mass transit, and rental housing. Debt indicators have been rising and are high at $1,850 per capita. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits in recent years. Regional economic difficulties, reductions in revenues, and increased expenses could lead to further fiscal problems for the State and its political subdivisions, authorities, and agencies. This could result in declines in the value of their outstanding obligations, reductions in their ability to pay interest and principal thereon, and increases in their future borrowing costs.

General obligations of the State of Connecticut are rated AA-, Aa and AA+ by S&P, Moody's and Fitch, respectively.

CONNECTICUT TAXES. In the opinion of Day, Berry & Howard, special Connecticut tax counsel to the Connecticut Fund, shareholders of the Connecticut Fund will not be subject to the Connecticut personal income tax on the Connecticut taxable income of individuals, trusts, and estates in the case of distributions received from the Connecticut Fund to the extent that such distributions qualify as exempt-interest dividends for federal income tax purposes and are derived from interest on tax-exempt obligations issued by or on behalf of the State of Connecticut and its political subdivisions or the authorities, instrumentalities, or districts of any of them, or on tax-exempt obligations the interest on which Connecticut is prohibited from taxing by federal law that are issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam.

Other distributions from the Connecticut Fund, including dividends attributable to obligations of issuers in other states and all long-term and short-term capital gains, will not be exempt from the Connecticut personal income tax, except that capital gain dividends derived from obligations issued by or on behalf of the State of Connecticut or its political subdivisions may not be subject to such tax. Distributions from the Connecticut Fund that constitute items of tax preference for purposes of the federal alternative minimum tax will not be subject to the net Connecticut minimum tax applicable to taxpayers subject to the Connecticut personal income tax and required to pay the federal alternative minimum tax, to the extent qualifying as exempt- interest dividends derived from obligations issued by or on behalf of the State of Connecticut and its political subdivisions or the authorities, instrumentalities, or districts of any of them, or from obligations the interest on which Connecticut is prohibited from taxing by federal law that are issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam, but other distributions from the Fund that constitute items of tax preference for purposes of the federal alternative minimum tax could cause liability for the net Connecticut minimum tax. The Connecticut Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income received by the Connecticut Fund on municipal bonds during the preceding year.

Distributions from investment income and capital gains, including exempt-interest dividends derived from interest that is exempt from Connecticut personal income tax and federal income tax, will be subject to the Connecticut Corporation Business Tax if received by a corporation subject to such tax, except for any portion therof that might qualify for the dividends-received deduction provided under that tax, and all such distributions may be subject to state and local taxes in states other than Connecticut.

MICHIGAN. Michigan has long had a large representation in and is dominated by the automobile industry and related industries and tends to be more vulnerable to economic cycles than other states and the nation as a whole. As of August, 1995 Michigan's unemployment rate was 5.1%, as compared to the national rate of 5.6%. In March, 1994, Michigan voters approved changes to the tax system resulting in, among other things, an increase in the sales tax rate, a reduction in the income tax rate and the creation of a statewide property tax.

Michigan's general obligation debt is rated A1, AA and AA, by Moody's, S&P and Fitch, respectively.

MICHIGAN TAXES. The Michigan Fund has received an opinion from Butzel Long, special Michigan tax counsel to the Michigan Fund, to the effect that shareholders of the Michigan Fund who are subject to the Michigan state income tax, municipal income tax or single business tax will not be subject to such taxes on their Michigan Fund dividends to the extent that such distributions are exempt-interest dividends for federal income tax purposes and are attributable to interest on obligations held by the Michigan Portfolio and allocated to the Michigan Fund which is exempt from regular federal income tax, is not a tax preference item under the federal alternative minimum tax and is exempt from Michigan State and City income taxes, Michigan single business tax and in the form of an investment exempt from the Michigan intangibles tax ("Michigan tax-exempt obligations"). Other distributions with respect to shares of the Michigan Fund including, but not limited to, long or short-term capital gains, will be subject to the Michigan income tax or single business tax and may be subject to the city income taxes imposed by certain Michigan cities. The opinion also provides that shares of the Michigan Fund will be exempt from the Michigan intangibles tax to the extent the Michigan Portfolio's assets consist of Michigan tax-exempt obligations and any other securities or obligations that are exempt from the Michigan intangibles tax.

MINNESOTA. Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system unusually sensitive to economic conditions. Economic and State fiscal conditions have improved. As of August 1995, the State unadjusted unemployment rate was 2.6% compared with a national rate of 5.6%. Unaudited information indicates that the State ended fiscal year 1995 with a General Fund balance of $921 million.

The State's general obligation bonds are rated Aa1, AA+ and AAA, by Moody's, S&P and Fitch, respectively. In March 1993, S&P revised the outlook on Minnesota debt from Negative to Stable.

MINNESOTA TAXES. In the opinion of Faegre & Benson, special Minnesota tax counsel to the Fund, provided that the Fund qualifies as a "regulated investment company" under the Code and subject to the discussion in the paragraph below, exempt-interest dividends paid by the Fund will be exempt from the regular Minnesota personal income tax imposed on individuals, estates and trusts that are subject to Minnesota taxation to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under section 852(b)(5) of the Internal Revenue Code which are derived from interest income on tax-exempt obligations of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies or instrumentalities ("Minnesota Sources"); provided, however, such exemption from the regular Minnesota personal income tax is available only if the portion of the exempt-interest dividends from such Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest dividends that are paid by the Fund. For this purpose, provided that the Portfolio is taxed federally as a partnership and not as a corporation, the Fund will be treated as owning its proportionate share of the assets of the Portfolio and the income derived from such assets. The Fund and the Portfolio intend to invest their respective assets so that each will meet the 95% test. However, if the 95% test is not met, all exempt-interest dividends that are paid by the Fund will be subject to the regular Minnesota personal income tax. Even if the 95% test is met, to the extent that exempt-interest dividends paid by the Fund are not derived from the Minnesota Sources referred to in the first sentence of this paragraph, they will be subject to the regular Minnesota personal income tax. Other distributions of the Fund, including distributions derived from net short-term and long-term capital gains, are generally not exempt from the regular Minnesota personal income tax imposed on individuals, estates and trusts.

Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, including obligations of the Minnesota Sources described above, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt- interest dividends derived from such obligations, is so included. This provision applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and other remedies apply for previous taxable years. The United States Supreme Court recently denied certiorari in an Ohio case which upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers was subject to tax. However, it cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be.


Minnesota imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayers' federal alternative minimum taxable income. Accordingly, exempt-interest dividends that constitute tax preference items for purposes of the federal alternative minimum tax, even though they are derived from the Minnesota Sources described in the paragraph above will be included in the base upon which such Minnesota alternative minimum tax is computed. In addition, the entire portion of exempt-interest dividends that is derived from sources other than the Minnesota Sources described above also is subject to the Minnesota alternative minimum tax imposed on individuals, estates and trusts. Furthermore, should the 95% test that is described above fail to be met, all of the exempt-interest dividends that are paid by the Fund, including all of those derived from the Minnesota Sources described above, will be subject to the Minnesota alternative minimum tax imposed on such shareholders.


Distributions from the Fund will be included in taxable income and in alternative minimum taxable income, for purposes of determining the Minnesota franchise tax imposed on corporations subject to Minnesota taxation. Such distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations, and partnerships.

Interest on indebtedness which is incurred and continued by an individual, a trust or an estate to purchase or carry shares of the Fund generally will not be deductible for regular Minnesota personal income tax purposes or Minnesota alternative minimum tax purposes.

NEW JERSEY. The fiscal year 1995 budget included total spending of $15.5 billion. However, the proposed fiscal year 1996 budget (for the fiscal period ending June 30, 1996) includes total spending of $15.987 billion, or a 3.14% increase over fiscal 1995. In addition, New Jersey has adopted a 10% personal income tax cut retroactive to January 1, 1995. Furthermore, on June 26, 1995, the New Jersey Legislature passed an additional 15% reduction to take effect January 1, 1996. State officials estimate the revenue loss resulting from these tax cuts at over $1 billion for fiscal 1996. To accommodate the tax cut, the fiscal 1996 budget would rely on non-recurring revenues and the use of prior years' surplus. Also a major focus of the spending reductions has been employer contributions to retiree health care and pension systems, which were cut by over $863 million in fiscal 1995. There can be no assurance that the tax cuts will not have an adverse impact on the State's finances and the demand for municipal bonds in the State.

New Jersey's general obligation debt is rated Aa1, AA+ and AA+ by Moody's, S&P and Fitch, respectively.

NEW JERSEY TAXES. The New Jersey Fund intends to satisfy New Jersey's statutory requirements for treatment as a "Qualified Investment Fund." The Fund has obtained an opinion of its special tax counsel, Wilentz, Goldman & Spitzer, P.A., that, provided the New Jersey Fund limits its investments to those described in this Prospectus and otherwise satisfies such statutory requirements, shareholders of the New Jersey Fund which are individuals, estates or trusts will not be required to include in their New Jersey gross income distributions from the New Jersey Fund that are attributable to interest or gain realized by the New Jersey Fund from obligations the interest on which is exempt from regular federal income tax, is not a tax preference item under the federal minimum tax and is exempt from New Jersey State personal income tax or other obligations statutorily free from New Jersey taxation. However, with regard to corporate shareholders, such counsel is also of the opinion that distributions from the New Jersey Fund will not be excluded from net income and shares of the New Jersey Fund will not be excluded from investment capital in determining New Jersey corporation business (franchise) and corporation income taxes for corporate shareholders.

PENNSYLVANIA. Pennsylvania has long had a large representation in the steel, mining and manufacturing industries and adverse conditions in those or other significant industries within Pennsylvania may from time to time have a correspondingly adverse effect on specific issuers within Pennsylvania or on anticipated revenue to the Commonwealth. In recent years Pennsylvania's economy has become more diversified with major new sources of growth in the service sector, including trade, medical and the health services, education and financial institutions. The unadjusted unemployment rate for Pennsylvania was 5.5% for August 1995 versus the national rate of 5.6%.

The Governor's fiscal year 1996 budget contained no new taxes and proposed numerous cost reduction programs. Under the 1996 budget, state spending increased 2.3% over fiscal year 1995 appropriations. The fiscal year 1996 budget included tax reductions of approximately $214.8 million. The State Tax Stabilization Reserve Fund had a balance at March 31, 1995 of $65.3 million. The fiscal year 1996 budget projects a $3.2 million fiscal year-end unappropriated surplus.

Pennsylvania's general obligation debt is rated "AA-" by S&P and Fitch and "A1" by Moody's.

PENNSYLVANIA TAXES. Interest derived by the Pennsylvania Fund from obligations which are statutorily free from taxation in Pennsylvania ("Exempt Obligations") are not taxable on pass through to shareholders for purposes of the Pennsylvania personal income tax. The term "Exempt Obligations" includes (i) those obligations issued by the Commonwealth of Pennsylvania and its political subdivisions, agencies and instrumentalities, the interest from which is statutorily free from state taxation in the Commonwealth of Pennsylvania, and
(ii) certain qualifying obligations of U.S. territories and possessions, or U.S. Government obligations. Distributions attributable to most other sources, including capital gains, will not be exempt from Pennsylvania personal income tax.

Corporate shareholders that are subject to the Pennsylvania corporate net income tax will not be subject to corporate net income tax on distributions of interest made by the Pennsylvania Fund, provided such distributions are attributable to Exempt Obligations. Distributions of capital gain attributable to Exempt Obligations are subject to the Pennsylvania corporate net income tax. An investment in the Pennsylvania Fund is also exempt from the Pennsylvania Gross Premiums tax.

Shares of the Pennsylvania Fund which are held by individual shareholders who are Pennsylvania residents and subject to the Pennsylvania county personal property tax will be exempt from such tax to the extent that the obligations held by the Pennsylvania Portfolio consist of Exempt Obligations on the annual assessment date. Corporations are not subject to Pennsylvania personal property taxes.

For individual shareholders who are residents of the City of Philadelphia, distributions of interest derived from Exempt Obligations will not be taxable for purposes of the Philadelphia School District Investment Net Income Tax ("Philadelphia School District Tax"), provided that the Pennsylvania Portfolio reports to its investors the percentage of Exempt Obligations held by it for the year. The Pennsylvania Portfolio will report such percentage to its investors.

TEXAS. Employment in Texas continued to expand during the 1990s. During August 1995, non-farm employment in Texas reached 8.92 million. Over the past year, Texas has gained more than 126,000 jobs, an increase of 1.4%, with most of the growth occurring in the services and trade sectors of the economy. Texas mining employment (which is 95% oil and gas) has, however, experienced a slight decline of 4.7%. Unemployment as of August, 1995 was 6.7% versus the national rate of 5.6%.

The State finished the fiscal year ended August 31, 1994 with a 200 million operating deficit in the General Revenue Fund. However, there was still a $587 million balance in the General Revenue Fund, or 3.2% of expenditures.

General obligations of Texas are rated AA, AA and AA+ by S&P, Moody's and Fitch, respectively. Both S&P and Fitch have a stable outlook for the State.

TEXAS TAXES. Texas does not impose a state income tax on individuals. To the extent that distributions from the Texas Fund are included in a corporate shareholder's surplus, they will be subject to the Texas franchise tax that is based on net worth.

PUERTO RICO. The economy of Puerto Rico is dominated by the manufacturing and service sectors. Although the economy of Puerto Rico expanded significantly from fiscal 1984 through fiscal 1990, the rate of this expansion slowed during fiscal years 1991, 1992 and 1993. Growth in fiscal 1994 will depend on several factors, including the state of the U.S. economy and the relative stability in the price of oil, the exchange rate of the U.S. dollar and the cost of borrowing. Although the Puerto Rico unemployment rate has declined substantially since 1985, the seasonally adjusted unemployment rate for June, 1995 was approximately 13.9%. The North American Free Trade Agreement (NAFTA), which became effective January 1, 1994, could lead to the loss of Puerto Rico's lower salaried or labor intensive jobs to Mexico.

S&P rates Puerto Rico general obligations debt A, while Moody's rates it Baa1; these ratings have been in place since 1956 and 1976, respectively. Reliance on nonrecurring revenues and economic weakness led S&P to change its outlook from stable to negative.

EATON VANCE
Mutual Funds
(Logo)

EV CLASSIC MUNICIPAL FUNDS
-------------------------------------------------------------------------------
PROSPECTUS
DECEMBER 1, 1995

EV CLASSIC ARIZONA MUNICIPALS FUND
EV CLASSIC COLORADO MUNICIPALS FUND
EV CLASSIC CONNECTICUT MUNICIPALS FUND
EV CLASSIC MICHIGAN MUNICIPALS FUND
EV CLASSIC MINNESOTA MUNICIPALS FUND
EV CLASSIC NEW JERSEY MUNICIPALS FUND
EV CLASSIC PENNSYLVANIA MUNICIPALS FUND
EV CLASSIC TEXAS MUNICIPALS FUND


EV CLASSIC
MUNICIPAL FUNDS
24 FEDERAL STREET
BOSTON, MA 02110
-------------------------------------------------------------------------------


PORTFOLIO INVESTMENT ADVISER
Boston Management and Research, 24 Federal Street, Boston, MA 02110

FUND ADMINISTRATOR
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265


CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111


TRANSFER AGENT
First Data Investor Services Group BOS725, P.O. Box 1559,
Boston, MA 02104 (800) 262-1122


AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110

C-TFC12/1P

                          EV MARATHON MUNICIPAL FUNDS

                      EV MARATHON ARIZONA MUNICIPALS FUND
                      EV MARATHON COLORADO MUNICIPALS FUND
                    EV MARATHON CONNECTICUT MUNICIPALS FUND
                      EV MARATHON MICHIGAN MUNICIPALS FUND
                     EV MARATHON MINNESOTA MUNICIPALS FUND
                     EV MARATHON NEW JERSEY MUNICIPALS FUND
                    EV MARATHON PENNSYLVANIA MUNICIPALS FUND
                       EV MARATHON TEXAS MUNICIPALS FUND

                            SUPPLEMENT TO PROSPECTUS
                                     DATED
                                DECEMBER 1, 1995

         Currently, as a matter of fundamental policy, each Fund may not invest more than 20% of its net assets in obligations the interest on which is a tax preference item under the federal alternative minimum tax (and, in the case of the Minnesota Fund, the Minnesota federal alternative minimum tax) ("AMT obligations"). Each Fund has submitted a proposal to its shareholders to amend the foregoing policy to permit unlimited investment in AMT obligations. (Although it has no intention of doing so, this amendment would also permit the Minnesota Fund to invest in obligations of the governments of Puerto Rico, Guam and the U.S. Virgin Islands.) Shareholders will consider this proposal at shareholder meetings to be held December 8, 1995 (or an adjournment thereof). UNTIL SUCH TIME AS THE PROPOSAL IS APPROVED, THE FIRST SENTENCE OF THE FIRST PARAGRAPH UNDER "HOW THE FUNDS AND PORTFOLIOS INVEST THEIR ASSETS" IS REPLACED WITH THE FOLLOWING:

                  Each Fund seeks to achieve its investment objective by investing either directly or indirectly through another open-end management investment company primarily (i.e., at least 80% of its net assets during periods of normal market conditions) in debt obligations issued by or on behalf of its corresponding State and its political subdivisions, and (except for the Minnesota Fund) the governments of Puerto Rico, the U.S. Virgin Islands and Guam, the interest on which is exempt from regular Federal income tax, is not a tax preference item under the Federal alternative minimum tax (and in the case of Minnesota, Minnesota alternative minimum taxes) and is exempt from the State taxes set forth under "The Funds' Investment Objectives" (if any).



December 1, 1995                                                          M-8PS

                                 EV MARATHON
                               MUNICIPAL FUNDS
------------------------------------------------------------------------------
EV MARATHON ARIZONA MUNICIPALS FUND     EV MARATHON MINNESOTA MUNICIPALS FUND
EV MARATHON COLORADO MUNICIPALS FUND    EV MARATHON NEW JERSEY MUNICIPALS FUND
EV MARATHON CONNECTICUT MUNICIPALS FUND EV MARATHON PENNSYLVANIA MUNICIPALS FUND
EV MARATHON MICHIGAN MUNICIPALS FUND    EV MARATHON TEXAS MUNICIPALS FUND


THE EV MARATHON MUNICIPAL FUNDS (THE "FUNDS") ARE MUTUAL FUNDS SEEKING TO PROVIDE CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX AND THE STATE TAXES (IF ANY) DESCRIBED UNDER "THE FUNDS" INVESTMENT OBJECTIVES'' IN THIS PROSPECTUS. EACH FUND INVESTS ITS ASSETS IN A CORRESPONDING NON-DIVERSIFIED OPEN-END INVESTMENT COMPANY (A "PORTFOLIO") HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND, RATHER THAN BY DIRECTLY INVESTING IN AND MANAGING ITS OWN PORTFOLIO OF SECURITIES AS WITH HISTORICALLY STRUCTURED MUTUAL FUNDS. EACH FUND IS A SERIES OF EATON VANCE MUNICIPALS TRUST (THE "TRUST").


Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Funds involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.

This combined Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A combined Statement of Additional Information dated December 1, 1995 for each Fund, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available without charge from the Funds' principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The Portfolios' investment adviser is Boston Management and Research (the "Investment Adviser"), a wholly-owned subsidiary of Eaton Vance Management, and Eaton Vance Management is the administrator (the "Administrator") of the Funds. The offices of the Investment Adviser and the Administrator are located at 24 Federal Street, Boston, MA 02110.

AS OF THE DATE OF THIS COMBINED PROSPECTUS, A FUND MAY NOT BE AVAILABLE FOR PURCHASE IN CERTAIN STATES. PLEASE CONTACT THE PRINCIPAL UNDERWRITER OR YOUR BROKER FOR FURTHER INFORMATION.
------------------------------------------------------------------------------

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
   REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                   PAGE                                                      PAGE
Shareholder and Fund Expenses ......................  2  How to Redeem Fund Shares ..........................  18
The Funds' Financial Highlights ....................  4  Reports to Shareholders ............................  20
The Funds' Investment Objectives ...................  8  The Lifetime Investing Account/Distribution
How the Funds and the Portfolios Invest their Assets  8     Options .........................................  20
Organization of the Funds and the Portfolios ....... 12  The Eaton Vance Exchange Privilege .................  21
Management of the Funds and the Portfolios ......... 14  Eaton Vance Shareholder Services ...................  22
Distribution Plans ................................. 15  Distributions and Taxes ............................  22
Valuing Fund Shares ................................ 17  Performance Information ............................  23
How to Buy Fund Shares ............................. 17  Appendix -- State Specific Information .............  25
-----------------------------------------------------------------------------------------------------------------

                      PROSPECTUS DATED DECEMBER 1, 1995

SHAREHOLDER AND FUND EXPENSES
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
---------------------------------------------------------------------------------------------------------
Sales Charges Imposed on Purchases of Shares                                                     None
Sales Charges Imposed on Reinvested Distributions                                                None
Fees to Exchange Shares                                                                          None
Range of Declining Contingent Deferred Sales Charges Imposed on Redemption during the First Seven Years (as a percentage of redemption proceeds exclusive of all
  reinvestments and capital appreciation in the account)                                     5.00%-0%

ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES (as a percentage of average daily net assets)
---------------------------------------------------------------------------------------------------------

                                              ARIZONA          COLORADO         CONNECTICUT      MICHIGAN
                                              FUND             FUND             FUND             FUND
---------------------------------------------------------------------------------------------------------
Investment Adviser Fee                        0.42%            0.13%            0.44%            0.44%
Rule 12b-1 Distribution (and Service) Fees    0.87             0.84             0.88             0.90
Other Expenses                                0.24             0.31             0.23             0.17
                                              ----             ----             ----             ----
    Total Operating Expenses                  1.53%            1.28%            1.55%            1.51%
                                              ====             ====             ====             ====

EXAMPLE
---------------------------------------------------------------------------------------------------------
An investor would pay the following contingent deferred sales charge and expenses on a $1,000 investment, assuming (a) 5% annual return and (b) redemption at the end of each period:

                                              ARIZONA          COLORADO         CONNECTICUT      MICHIGAN
                                              FUND             FUND             FUND             FUND
---------------------------------------------------------------------------------------------------------
 1 Year                                       $ 66             $ 63             $ 66             $ 65
 3 Years                                        88               81               89               88
 5 Years                                       103               90              104              102
10 Years                                       182              155              185              180

An investor would pay the following expenses on the same investment, assuming (a) 5% annual return and
(b) no redemptions:

 1 Year                                       $ 16             $ 13             $ 16             $ 15
 3 Years                                        48               41               49               48
 5 Years                                        83               70               84               82
10 Years                                       182              155              185              180

ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES (as a percentage of average daily net assets)
---------------------------------------------------------------------------------------------------------

                                              MINNESOTA        NEW JERSEY       PENNSYLVANIA     TEXAS
                                              FUND             FUND             FUND             FUND
---------------------------------------------------------------------------------------------------------
Investment Adviser Fee                        0.37%            0.47%            0.48%            0.00%
Rule 12b-1 Distribution (and Service) Fees    0.88             0.89             0.90             0.86
Other Expenses                                0.27             0.17             0.13             0.13
                                              ----             ----             ----             ----
      Total Operating Expenses                1.52%            1.53%            1.51%            0.99%
                                              ====             ====             ====             ====
EXAMPLE
---------------------------------------------------------------------------------------------------------
An investor would pay the following contingent deferred sales charge and expenses on a $1,000 investment, assuming (a) 5% annual return and (b) redemption at the end of each period:

                                              MINNESOTA        NEW JERSEY       PENNSYLVANIA     TEXAS
                                              FUND             FUND             FUND             FUND
---------------------------------------------------------------------------------------------------------
 1 Year                                       $ 65             $ 66             $ 65             $ 60
 3 Years                                        88               88               88               72
 5 Years                                       103              103              102               75
10 Years                                       181              182              180              121

An investor would pay the following expenses on the same investment, assuming (a) 5% annual return and
(b) no redemptions:

 1 Year                                       $ 15             $ 16             $ 15             $ 10
 3 Years                                        48               48               48               32
 5 Years                                        83               83               82               55
10 Years                                       181              182              180              121

NOTES:

The tables and Examples summarize the aggregate expenses of the Funds and the Portfolios and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in a Fund. Information for each Fund is based on its expenses for the most recent fiscal year. Absent a fee reduction, the Investment Adviser Fee for the Colorado Fund would have been 0.28% of the Colorado Fund's average daily net assets and, absent a fee reduction and expense allocation, the Investment Adviser Fee and Other Expenses for the Texas Fund would have been 0.21% and 0.37%, respectively, of the Texas Fund's average daily net assets.

Each Fund invests exclusively in its corresponding Portfolio. The Trustees believe the aggregate per share expenses of a Fund and its corresponding Portfolio should approximate, and over time may be less than, the per share expenses the Fund would incur if the Fund were instead to retain the services of an investment adviser and its assets were invested directly in the type of securities being held by its corresponding Portfolio.

The Examples should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Federal regulations require the Examples to assume a 5% annual return, but actual return will vary. For further information regarding the expenses of the Funds and the Portfolios see "The Funds" Financial Highlights'', "Organization of the Funds and the Portfolios", "Management of the Funds and the Portfolios" and "How to Redeem Fund Shares". A long-term shareholder in a Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by a rule of the National Association of Securities Dealers, Inc. See "Distribution Plans."

No contingent deferred sales charge is imposed on (a) shares purchased more than six years prior to redemption, (b) shares acquired through the reinvestment of distributions or (c) any appreciation in value of other shares in the account (see "How to Redeem Fund Shares"), and no such charge is imposed on exchanges of Fund shares for shares of one or more other funds listed under "The Eaton Vance Exchange Privilege."

Each Portfolio's monthly advisory fee has two components, a fee based on daily net assets and a fee based on daily gross income, as set forth in the fee schedule on page 14.

Other investment companies with different distribution arrangements and fees are investing in the Portfolios and others may do so in the future. See "Organization of the Funds and the Portfolios".

THE FUNDS' FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following information should be read in conjunction with the audited financial statements included in the Fund's annual report to shareholders which is incorporated by reference into the Statement of Additional
Information in reliance upon the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. Further information regarding the performance of a Fund is contained in its annual report to shareholders which may be obtained without charge by contacting the Principal Underwriter, Eaton Vance Distributors, Inc.


----------------------------------------------------------------------------------------------------------------------------------
                                                   ARIZONA FUND                                          COLORADO FUND
                                 ----------------------------------------------------    -----------------------------------------
                                       YEAR ENDED                  YEAR ENDED                 YEAR ENDED           YEAR ENDED
                                        JULY 31,                  SEPTEMBER 30,                JULY 31,          SEPTEMBER 30,
                                 -------------------   ------------------------------    ------------------    -----------------
                                   1995       1994**     1993        1992      1991++     1995       1994**     1993      1992++
                                 --------   --------   --------    -------    -------    -------    -------    -------   -------
NET ASSET VALUE,
 beginning of year               $ 10.390   $ 11.570   $ 10.700    $10.320    $10.000    $10.010    $10.960    $10.060   $10.000
                                 --------   --------   --------    -------    -------    -------    -------    -------   -------

INCOME (LOSS) FROM OPERATIONS:
  Net investment income          $  0.492   $  0.404   $  0.496    $ 0.526    $ 0.088    $ 0.494    $ 0.403    $ 0.484   $ 0.026
  Net realized and
    unrealized gain (loss)
    on investments                  0.164     (0.862)     1.076      0.520      0.339+++   0.033     (0.880)     0.996     0.082+++
                                 --------   --------   --------    -------    -------    -------    -------    -------   -------
    Total income (loss)
     from operations             $  0.656   $ (0.458)  $  1.572    $ 1.046    $ 0.427    $ 0.527    $(0.477)   $ 1.480   $ 0.108
                                 --------   --------   --------    -------    -------    -------    -------    -------   -------

LESS DISTRIBUTIONS:
  From net investment
   income                        $(0.492)   $ (0.404)  $ (0.496)   $(0.526)   $(0.088)   $(0.494)   $(0.403)   $(0.484)  $(0.026)
  In excess of net
   investment income              (0.024)     (0.074)    (0.127)    (0.120)    (0.019)    (0.023)    (0.070)    (0.096)   (0.022)
  From net realized gain
   on investment transactions       --        (0.233)    (0.079)    (0.020)      --         --          --        --        --
  In excess of net realized
   gain on investment
   transactions                     --        (0.011)      --         --         --         --          --        --        --
                                 --------   --------   --------    -------    -------    -------    -------    -------   -------
    Total distributions          $(0.516)   $ (0.722)  $ (0.702)   $(0.666)   $ (0.107)  $(0.517)   $(0.473)   $(0.580)  $(0.048)
                                 --------   --------   --------    -------    -------    -------    -------    -------   -------

NET ASSET VALUE, end of year     $ 10.530   $ 10.390   $ 11.570    $10.700    $10.320    $10.020    $10.010    $10.960   $10.060
                                 ========   ========   ========    =======    =======    =======    =======    =======   =======

TOTAL RETURN(1)                     6.64%    (4.16)%     15.29%     10.43%      4.03%      5.58%    (4.46)%     15.52%     0.60%

RATIOS/SUPPLEMENTAL DATA*:
  Net assets, end of
   period (000 omitted)          $141,859   $150,879   $135,524    $62,498    $11,501    $43,900    $42,085    $24,847   $ 2,464
  Ratio of net expenses to
    average daily net
    assets(2)                       1.53%     1.46%+      1.53%      1.52%     1.37%+      1.28%     1.09%+      1.00%    1.00%+
  Ratio of net investment
    income to average
    daily net assets                4.81%     4.47%+      4.42%      4.83%     4.33%+      5.03%     4.59%+      4.49%    2.26%+

PORTFOLIO TURNOVER(3)                --        --           39%       133%        8%         --        --           3%       0%

* For the periods indicated, the operating expenses of each Fund reflect an allocation of expenses to the Administrator and/or the
  Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

 NET INVESTMENT INCOME PER SHARE                                   $ 0.513    $ 0.082    $ 0.479    $ 0.373    $ 0.387   $ 0.011
                                                                   =======    =======    =======    =======    =======   =======

 RATIOS (As a percentage of average daily net assets):
    Expenses(2)                                                      1.64%     1.65%+      1.43%     1.42%+      1.90%    2.34%+
    Net investment income                                            4.71%     4.05%+      4.88%     4.26%+      3.60%    0.92%+
                                                                                                        (See footnotes on page 7.)

THE FUNDS' FINANCIAL HIGHLIGHTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------------
                                             CONNECTICUT FUND                                          MICHIGAN FUND
                                 -----------------------------------------    ---------------------------------------------------
                                       YEAR ENDED          YEAR ENDED              YEAR ENDED                YEAR ENDED
                                        JULY 31,          SEPTEMBER 30,             JULY 31,                SEPTEMBER 30,
                                 -------------------   -------------------    -------------------   -----------------------------
                                   1995       1994**     1993       1992++      1995      1994**      1993        1992     1991++
                                 --------   --------   --------   --------    --------   --------   --------    -------   -------
NET ASSET VALUE,
 beginning of year               $ 10.050   $ 11.030   $ 10.270   $ 10.000    $ 10.210   $ 11.110   $ 10.570    $10.220    $10.000
                                 --------   --------   --------   --------    --------   --------   --------    -------   -------

INCOME (LOSS) FROM OPERATIONS:
  Net investment income          $  0.465   $  0.388   $  0.471   $  0.192    $  0.486   $  0.398   $  0.480    $ 0.499    $ 0.247
  Net realized and
   unrealized gain (loss)
   on investments                  (0.037)    (0.883)     0.885      0.331+++    0.059     (0.794)     0.745      0.507     0.267
                                 --------   --------   --------   --------    --------   --------   --------    -------   -------
    Total income (loss)
     from operations             $  0.428   $ (0.495)  $  1.356   $  0.523    $  0.545   $ (0.396)  $  1.225    $ 1.006   $ 0.514
                                 --------   --------   --------   --------    --------   --------   --------    -------   -------

LESS DISTRIBUTIONS:
  From net investment income     $ (0.465)  $ (0.388)  $ (0.471)  $ (0.192)   $ (0.486)  $ (0.398)  $ (0.480)   $(0.499)  $(0.247)
  In excess of net
   investment income               (0.043)    (0.079)    (0.120)    (0.161)     (0.019)    (0.062)    (0.114)    (0.144)   (0.047)
  From net realized gain
   on investment transactions        --       (0.018)    (0.005)      --          --       (0.028)    (0.058)    (0.013)     --
  In excess of net realized
   gain on investment
   transactions                      --         --         --         --          --       (0.016)    (0.033)      --        --
                                 --------   --------   --------   --------    --------   --------   --------    -------   -------
    Total distributions          $ (0.508)  $ (0.485)  $ (0.596)  $ (0.253)   $ (0.505)  $ (0.504)  $ (0.685)   $(0.656)  $(0.294)
                                 --------   --------   --------   --------    --------   --------   --------    -------   -------

NET ASSET VALUE, end of year     $  9.970   $ 10.050   $ 11.030   $ 10.270    $ 10.250   $ 10.210   $ 11.110    $10.570   $10.220
                                 ========   ========   ========   ========    ========   ========   ========    =======   =======

TOTAL RETURN(1)                     4.55%    (4.61)%     13.62%     5.00%        5.61%    (3.66)%     12.06%     10.13%     4.98%

RATIOS/SUPPLEMENTAL DATA*:
  Net assets, end of
   period (000 omitted)          $188,900   $188,453   $160,790   $50,031     $186,363   $197,082   $188,290   $107,034   $31,222
  Ratio of net expenses to
    average daily net assets(2)     1.55%      1.43%+     1.56%     1.35%+       1.51%      1.49%+     1.54%      1.61%     1.29%+
  Ratio of net investment
    income to average
    daily net assets                4.77%      4.42%+     4.33%     4.13%+       4.84%      4.49%+     4.40%      4.65%     5.12%+

PORTFOLIO TURNOVER(3)                --         --          14%       16%         --         --          28%        72%        5%

** For the periods indicated, the operating expenses of each Fund reflect an allocation of expenses to the Administrator and/or the
   Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

 NET INVESTMENT INCOME PER SHARE                                  $ 0.184                                                 $ 0.229
                                                                  =======                                                 =======

 RATIOS (As a percentage of average daily net assets):
    Expenses(2)                                                     1.52%+                                                  1.66%+
    Net investment income                                           3.96%+                                                  4.75%+

                                                                                                        (See footnotes on page 7.)

THE FUNDS' FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
                                                  MINNESOTA FUND                                 NEW JERSEY FUND
                              -------------------------------------------------- -----------------------------------------------
                              YEAR ENDED JULY 31,     YEAR ENDED SEPTEMBER 30,   YEAR ENDED JULY 31,   YEAR ENDED SEPTEMBER 30,
                              -------------------   ---------------------------- -------------------  --------------------------
                                1995      1994**    1993      1992      1991++    1995      1994**    1993      1992     1991++
                                -------   -------   -------   -------   -------   -------   -------   -------   -------  -------
NET ASSET VALUE, beginning
  of year                       $10.040   $10.910   $10.310   $10.080   $10.000   $10.410   $11.350   $10.680   $10.380  $10.000
                                -------   -------   -------   -------   -------   -------   -------   -------   -------  -------

INCOME (LOSS) FROM OPERATIONS:
  Net investment income         $ 0.470   $ 0.383   $ 0.473   $ 0.505   $ 0.051   $ 0.505   $ 0.421   $ 0.514   $ 0.516  $ 0.363
  Net realized and unrealized
    gain (loss) on investments   (0.053)   (0.788)    0.749     0.361     0.129+++ (0.009)   (0.836)    0.841     0.452    0.487+++
                                -------   -------   -------   -------   -------   -------   -------   -------   -------  -------
    Total income (loss)
      from operations           $ 0.417   $(0.405)  $ 1.222   $ 0.866   $ 0.180   $ 0.496   $(0.415)  $ 1.355   $ 0.968  $ 0.850
                                -------   -------   -------   -------   -------   -------   -------   -------   -------  -------

LESS DISTRIBUTIONS:
  From net investment income    $(0.470)  $(0.383)  $(0.473)  $(0.505)  $(0.051)  $(0.505)  $(0.421)  $(0.514)  $(0.516) $(0.363)
  In excess of net investment
    income                       (0.037)   (0.073)   (0.125)   (0.131)   (0.049)   (0.035)   (0.075)   (0.112)   (0.124)  (0.107)
  From net realized gain on
    investment transactions      --        (0.009)    --       --        --        --        (0.029)   (0.059)   (0.028)  --
  In excess of net realized
    gain on investment
    transactions                 --        --        (0.024)   --        --        (0.006)   --        --        --       --
                                -------   -------   -------   -------   -------   -------   -------   -------   -------  -------
    Total distributions         $(0.507)  $(0.465)  $(0.622)  $(0.636)  $(0.100)  $(0.546)  $(0.525)  $(0.685)  $(0.668) $(0.470)
                                -------   -------   -------   -------   -------   -------   -------   -------   -------  -------

NET ASSET VALUE, end of
 year                           $ 9.950   $10.040   $10.910   $10.310   $10.080   $10.360   $10.410   $11.350   $10.680  $10.380
                                =======   =======   =======   =======   =======   =======   =======   =======   =======  =======

TOTAL RETURN(1)                   4.41%   (3.81)%    12.28%     8.82%     1.56%     5.04%   (3.77)%    13.15%     9.64%    8.47%

RATIOS/SUPPLEMENTAL DATA*:
  Net assets, end of period
    (000 omitted)               $78,970   $79,223   $68,004   $26,670   $ 2,467  $404,861  $420,117  $395,421  $235,324  $99,590
  Ratio of net expenses to
    average daily net
    assets(2)                     1.52%     1.54%+    1.59%     1.42%     1.71%+    1.53%    1.48%+     1.56%     1.63%    1.78%+
  Ratio of net investment
    income to average
    daily net assets              4.80%     4.38%+    4.38%     4.74%     2.59%+    4.97%    4.64%+     4.66%     4.83%    4.82%+

PORTFOLIO TURNOVER(3)            --        --           16%       25%        3%    --        --           20%       74%      68%

*For the periods indicated, the operating expenses of the Minnesota Fund reflect an allocation of expenses to the Administrator and/or the Investment
 Adviser. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

 NET INVESTMENT INCOME PER SHARE                    $ 0.472   $ 0.438   $ 0.031
                                                    =======   =======   =======

 RATIOS (As a percentage of average
   daily net assets):
    Expenses(2)                                       1.61%     2.05%     2.72%+
    Net investment income                             4.37%     4.11%     1.58%+

                                                      (See footnotes on page 7.)

THE FUNDS' FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
                                                      PENNSYLVANIA FUND                                   TEXAS FUND
                                    ----------------------------------------------------   -------------------------------------
                                        YEAR ENDED                 YEAR ENDED                 YEAR ENDED         YEAR ENDED
                                          JULY 31,                SEPTEMBER 30,                 JULY 31,         SEPTEMBER 30,
                                    -------------------   ------------------------------   -----------------   -----------------
                                    1995       1994**     1993       1992       1991++     1995      1994**    1993      1992++
                                    --------   --------   --------   --------   --------   -------   -------   -------   -------
NET ASSET VALUE, beginning
  of year                           $ 10.340   $ 11.310   $ 10.650   $ 10.350   $ 10.000   $10.210   $11.110   $10.450   $10.000
                                    --------   --------   --------   --------   --------   -------   -------   -------   -------

INCOME (LOSS) FROM OPERATIONS:
  Net investment income             $  0.507   $  0.422   $  0.520   $  0.531   $  0.378   $ 0.532   $ 0.436   $ 0.515   $ 0.255
  Net realized and unrealized
    gain (loss) on investments         0.004+++  (0.841)     0.794      0.430      0.466+++  0.084    (0.824)    0.787     0.516
                                    --------   --------   --------   --------   --------   -------   -------   -------   -------
    Total income (loss) from
      operations                    $  0.511   $ (0.419)  $  1.314   $  0.961   $  0.844   $ 0.616   $(0.388)  $ 1.302   $ 0.771
                                    --------   --------   --------   --------   --------   -------   -------   -------   -------

LESS DISTRIBUTIONS:
  From net investment income        $ (0.507)  $ (0.422)  $ (0.520)  $ (0.531)  $ (0.378)  $(0.532)  $(0.436)  $ (0.515) $(0.255)
  In excess of net investment
    income                            (0.024)    (0.069)    (0.115)    (0.130)    (0.116)   (0.014)   (0.076)    (0.106)  (0.066)
  From net realized gain on
    investment transactions          --          (0.042)    (0.019)   --         --         --         --        --        --
  In excess of net realized
    gain on investment
    transactions                     --          (0.018)   --         --         --         --        --        (0.021)   --
                                    --------   --------   --------   --------   --------   -------   -------   -------   -------
    Total distributions             $ (0.531)  $ (0.551)  $ (0.654)  $ (0.661)  $ (0.494)  $(0.546)  $(0.512)  $(0.642)  $(0.321)
                                    --------   --------   --------   --------   --------   -------   -------   -------   -------

NET ASSET VALUE, end of year        $ 10.320   $ 10.340   $ 11.310   $ 10.650   $ 10.350   $10.280   $10.210   $11.110   $10.450
                                    ========   ========   ========   ========   ========   =======   =======   =======   =======

TOTAL RETURN(1)                        5.24%    (3.84)%     12.76%      9.56%      8.37%     6.36%   (3.65)%    12.90%     7.51%

RATIOS/SUPPLEMENTAL DATA*:
  Net assets, end of period
    (000 omitted)                   $495,856   $530,115   $499,601   $280,193   $100,211   $27,762   $26,677   $16,338   $ 4,020
  Ratio of net expenses to
    average daily net assets(2)        1.51%      1.46%+     1.56%      1.64%      1.56%+    0.99%     0.82%+    1.06%     1.00%+
  Ratio of net investment income
    to average daily net assets        5.04%      4.68%+     4.70%      4.92%      4.93%+    5.29%      4.81%+   4.67%     4.61%+

PORTFOLIO TURNOVER(3)                --         --              6%        15%         2%    --        --            7%       11%

*For the periods indicated, the operating expenses of each Fund reflect an allocation of expenses to the Administrator and/or the Investment Adviser.
 Had such actions not been taken, net investment income per share and the ratios would have been as follows:

 NET INVESTMENT INCOME PER SHARE                                                $  0.375   $0.487    $ 0.359   $ 0.350   $ 0.180
                                                                                ========   ======    =======   =======   =======
 RATIOS (As a percentage of average daily net assets):
    Expenses(2)                                                                    1.60%+   1.44%      1.67%+    2.55%     2.35%+
    Net investment income                                                          4.89%+   4.84%      3.96%+    3.18%     3.26%+

**  For the ten months ended July 31, 1994.
+   Annualized.
++  For the period from the start of business July 25, 1991, July 29, 1991 and April 19, 1991 to September 30, 1991 for the
    Arizona , Minnesota and Michigan Funds, respectively, for the period from the start of business August 25, 1992, May 1, 1992 and March 24 , 1992 to September 30, 1992 for the Colorado, Connecticut and Texas Funds, respectively, and for the period from the start of business January 8, 1991 to September 30, 1991 for the New Jersey and Pennsylvania Funds, respectively.
+++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of the Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the pay able date. Total return is computed on a non-annualized basis.
(2) Since February 1, 1993, includes the Fund's share of its corresponding Portfolio's allocated expenses.
(3) Portfolio turnover represents the rate of portfolio activity for the period while a Fund was making investments directly in securities. The portfolio turnover rate for the period since a Fund transferred substantially all of its investable assets to a Portfolio is shown in the Portfolio's financial statements which are included in the Fund's annual report.

THE FUNDS' INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
The investment objective of each Fund is set forth below. Each Fund seeks to meet its investment objective by investing its assets in a separate corresponding open-end management investment company (a "Portfolio") which invests primarily in municipal obligations (as described below) which are rated at least investment grade by a major rating agency or, if unrated, determined to be of at least investment grade quality by the Investment Adviser. Each Portfolio has the same investment objective as its corresponding Fund.

EV MARATHON ARIZONA MUNICIPALS FUND (the "Arizona Fund") seeks to provide current income exempt from regular federal income tax and Arizona State personal income taxes. The Arizona Fund seeks to meet its objective by investing its assets in the Arizona Municipals Portfolio (the "Arizona Portfolio").

EV MARATHON COLORADO MUNICIPALS FUND (the "Colorado Fund") seeks to provide current income exempt from regular federal income tax and Colorado State personal income taxes. The Colorado Fund seeks to meet its objective by investing its assets in the Colorado Municipals Portfolio (the "Colorado Portfolio").

EV MARATHON CONNECTICUT MUNICIPALS FUND (the "Connecticut Fund") seeks to provide current income exempt from regular federal income tax and Connecticut State personal income taxes. The Connecticut Fund seeks to meet its objective by investing its assets in the Connecticut Municipals Portfolio (the "Connecticut Portfolio").

EV MARATHON MICHIGAN MUNICIPALS FUND (the "Michigan Fund") seeks to provide current income exempt from regular federal income tax and Michigan State and City income and single business taxes in the form of an investment exempt from Michigan intangibles tax. The Michigan Fund seeks to meet its objective by investing its assets in the Michigan Municipals Portfolio (the "Michigan Portfolio").

EV MARATHON MINNESOTA MUNICIPALS FUND (the "Minnesota Fund") seeks to provide current income exempt from regular federal income tax and regular Minnesota State personal income taxes. The Minnesota Fund seeks to meet its objective by investing its assets in the Minnesota Municipals Portfolio (the "Minnesota Portfolio").

EV MARATHON NEW JERSEY MUNICIPALS FUND (the "New Jersey Fund") seeks to provide current income exempt from regular federal income tax and New Jersey State personal income taxes. The New Jersey Fund seeks to meet its objective by investing its assets in the New Jersey Municipals Porfolio (the "New Jersey Portfolio").

EV MARATHON PENNSYLVANIA MUNICIPALS FUND (the "Pennsylvania Fund") seeks to provide current income exempt from regular federal income tax and Pennsylvania State and local taxes in the form of an investment exempt from Pennsylvania personal property taxes. The Pennsylvania Fund seeks to meet its objective by investing in the Pennsylvania Municipals Portfolio (the "Pennsylvania Portfolio").

EV MARATHON TEXAS MUNICIPALS FUND (the "Texas Fund") seeks to provide current income exempt from regular federal income taxes. The Texas Fund seeks to meet its objective by investing its assets in the Texas Municipals Portfolio (the "Texas Portfolio"). The State of Texas does not impose a State income tax on individuals.


HOW THE FUNDS AND THE PORTFOLIOS INVEST THEIR ASSETS
--------------------------------------------------------------------------------

EACH FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING EITHER DIRECTLY OR INDIRECTLY THROUGH ANOTHER OPEN-END MANAGEMENT INVESTMENT COMPANY PRIMARILY (I.E., AT LEAST 80% OF ITS NET ASSETS DURING PERIODS OF NORMAL MARKET CONDITIONS) IN MUNICIPAL OBLIGATIONS, THE INTEREST ON WHICH IS EXEMPT FROM REGULAR FEDERAL INCOME TAX AND FROM THE STATE TAXES WHICH, IN ACCORDANCE WITH THE FUND'S INVESTMENT OBJECTIVE, THE FUND SEEKS TO AVOID. The foregoing policy is a fundamental policy of each Fund and its corresponding Portfolio, which may not be changed unless authorized by a vote of the Fund's shareholders or that Portfolio's investors, as the case may be. The Minnesota Portfolio intends to invest is assets so as to comply with the requirement that, in order for exempt interest dividends that are derived from interest income from specified Minnesota sources to be exempt from regular Minnesota State personal income taxes, 95% or more of the exempt interest dividends that are paid to all shareholders by the Minnesota Fund must be derived from such specified Minnesota sources.

At least 80% of the net assets of the New Jersey Portfolio, at least 75% of the net assets of the Colorado Portfolio, Connecticut Portfolio and Texas Portfolio, and at least 70% of the net assets of the Arizona Portfolio, Michigan Portfolio, Minnesota Portfolio and Pennsylvania Portfolio will normally be invested in obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by either Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, Inc. ("Fitch")) or, if unrated, determined by the Investment Adviser to be of at least investment grade quality. The balance of each Portfolio's assets may be invested in municipal obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and unrated municipal obligations considered to be of comparable quality by the Investment Adviser. Municipal obligations rated Baa or BBB may have speculative characteristics. Also, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated obligations. Securities rated below BBB or Baa are commonly known as "junk bonds". See "Credit Quality - Risks." A Portfolio may retain an obligation whose rating drops below B after its acquisition if such retention is considered desirable by the Investment Adviser. See "Risk Considerations." For a description of municipal obligation ratings, see the Statement of Additional Information.


MUNICIPAL OBLIGATIONS. Municipal obligations include bonds, notes and commercial paper issued by a municipality for a wide variety of both public and private purposes, the interest on which is, in the opinion of bond counsel, exempt from regular federal income tax. Public purpose municipal bonds include general obligation and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility. Municipal notes include bond anticipation, tax anticipation and revenue anticipation notes. Bond, tax and revenue anticipation notes are short-term obligations that will be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue, respectively. Under normal market conditions, a Portfolio will invest at least 65% (in the case of the Minnesota Portfolio, generally 95% or more) of its total assets in obligations issued by its respective State or its political subdivisions.


Interest income from certain types of municipal obligations may be subject to the federal alternative minimum tax for individual investors. As at July 31, 1995, the Portfolios had invested in such obligations as follows (as a percentage of net assets): Arizona Portfolio (5.2%); Colorado Portfolio (9.3%); Connecticut Portfolio (7.5%); Michigan Portfolio (5.6%); Minnesota Portfolio (14.3%); New Jersey Portfolio (18.8%); Pennsylvania Portfolio (18.2%); and Texas Portfolio (19.5%). At July 31, 1995, the Portfolios limited their investment in obligations subject to the federal alternative minimum tax (and, in the case of the Minnesota Portfolio, the Minnesota alternative minimum tax) to not more than 20% of net assets. The Portfolios are no longer subject to such limitation. Distributions to corporate investors of certain interest income may also be subject to the federal alternative minimum tax. For corporate shareholders of the Minnesota Fund, exempt interest dividends attributable to interest on all municipal obligations (whenever issued) eligible for exemption from regular Minnesota State personal income taxes are included in taxable income and in alternative minimum taxable income for purposes of determining the Minnesota franchise tax imposed on corporations subject to Minnesota taxation.

CONCENTRATION. Each Portfolio will concentrate its investments in municipal obligations issued by its respective State and that State's political subdivisions. Each Portfolio is, therefore, more susceptible to factors adversely affecting issuers in one State than mutual funds which do not concentrate in a specific State. Municipal obligations of issuers in a single State may be adversely effected by economic developments and by legislation and other governmental activities in that State. To the extent that a Portfolio's assets are concentrated in municipal obligations of issuers of a single State, that Portfolio may be subject to an increased risk of loss. Each Portfolio (except the Minnesota Portfolio) may also invest in obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. See the Appendix to this Prospectus for a description of economic and other factors relating to the States and Puerto Rico.

In addition, each Portfolio may invest 25% or more of its total assets in municipal obligations of the same type, including, without limitation, the following: lease rental obligations of State and local authorities; obligations of State and local housing finance authorities, municipal utilities systems or public housing authorities; obligations of hospitals or life care facilities; or industrial development or pollution control bonds issued for electric utility systems, steel companies, paper companies or other purposes. This may make a Portfolio more susceptible to adverse economic, political, or regulatory occurrences affecting a particular category of issuer. For example, health care-related issuers are susceptible to medicaid reimbursement policies, and national and state health care legislation. As a Portfolio's concentration increases, so does the potential for fluctuation in the value of the corresponding Fund's shares.

NON-DIVERSIFIED STATUS. Each Portfolio's classification under the Investment Company Act of 1940 (the "1940 Act") as a "non-diversified" investment company allows it to invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in the securities of any issuer. A Portfolio is likely to invest a greater percentage of its assets in the securities of a single issuer than would a diversified fund. Therefore, a Portfolio would be more susceptible to any single adverse economic or political occurrence or development affecting issuers of the relevant State's municipal obligations.



OTHER INVESTMENT PRACTICES
Each Portfolio may engage in the following investment practices, some of which may be considered to involve "derivative" instruments because they derive their value from another instrument, security or index. In addition, each Portfolio may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.

WHEN-ISSUED SECURITIES. Each Portfolio may purchase securities on a "when-issued" basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. However, the market value of the securities may fluctuate prior to delivery and upon delivery the securities may be worth more or less than a Portfolio agreed to pay for them. Each Portfolio may also purchase instruments that give the Portfolio the option to purchase a municipal obligation when and if issued.

INVERSE FLOATERS. Each Portfolio may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a Portfolio when short-term interest rates rise, and increase the interest paid to the Portfolio when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is new and relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Inverse floaters are leveraged because they provide two or more dollars of bond market exposure for every dollar invested.

FUTURES TRANSACTIONS. Each Portfolio may purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates. The futures contracts may be based on various debt securities (such as U.S. Government securities), securities indices (such as the Municipal Bond Index traded on the Chicago Board of Trade) and other financial instruments and indices. Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed a Portfolio's initial investment in these contracts. A Portfolio may not purchase or sell futures contracts or related options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of margin deposits and premiums paid on the Portfolio's outstanding positions would exceed 5% of the market value of the Portfolio's net assets. These transactions involve transaction costs. There can be no assurance that the Investment Adviser's use of futures will be advantageous to a Portfolio. Distributions by a Fund of any gains realized on its corresponding Portfolio's transactions in futures and options on futures will be taxable.

INSURED OBLIGATIONS. Each Portfolio may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce a Fund's current yield. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance does not guarantee the market value of the insured obligations or the net asset value of a Fund's shares.


RISK CONSIDERATIONS
Many municipal obligations offering current income are in the lowest investment grade category (Baa or BBB), lower categories or may be unrated. As indicated above, each Portfolio may invest in municipal obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and comparable unrated obligations. The lowest investment grade, lower rated and comparable unrated municipal obligations in which a Portfolio may invest will have speculative characteristics in varying degrees. While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated municipal obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated municipal obligations are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates. The Investment Adviser seeks to minimize the risks of investing in below investment grade securities through professional investment analysis and attention to current developments in interest rates and economic conditions. When a Portfolio invests in lower rated or unrated municipal obligations, the achievement of the Portfolio's goals is more dependent on the Investment Adviser's ability than would be the case if the Portfolio were investing in municipal obligations in the higher rating categories.


Each Portfolio may retain defaulted obligations in its portfolio when such retention is considered desirable by the Investment Adviser. In the case of a defaulted obligation, a Portfolio may incur additional expense seeking recovery of its investment. Municipal obligations held by a Portfolio which are rated below investment grade but which, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the Investment Adviser to be of investment grade quality for purposes of the Portfolio's investment policies. A Portfolio may retain in its portfolio an obligation whose rating drops below B after its acquisition, if such retention is considered desirable by the Investment Adviser; provided, however, that holdings of obligations rated below Baa or BBB will not exceed 35% of net assets. In the event the rating of an obligation held by a Portfolio is downgraded, causing the Portfolio to exceed this limitation, the Investment Adviser will (in an orderly fashion within a reasonable period of time) dispose of such obligations as it deems necessary in order to comply with the Portfolio's credit quality limitations. For a description of municipal obligation ratings, see the Statement of Additional Information.


The net asset value of shares of a Fund will change in response to fluctuations in prevailing interest rates and changes in the value of the securities held by its corresponding Portfolio. When interest rates decline, the value of securities held by a Portfolio can be expected to rise. Conversely, when interest rates rise, the value of most portfolio security holdings can be expected to decline. Changes in the credit quality of the issuers of municipal obligations held by a Portfolio will affect the principal value of (and possibly the income earned on) on such obligations. In addition, the values of such securities are affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of a security and in the ability of the issuer to make payments of principal and interest may also affect the value of a Portfolio's investments. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as that made available by corporations whose securities are publicly traded. An investment in shares of a Fund will not constitute a complete investment program.

At times, a substantial portion of the Portfolio's assets may be invested in securities as to which the Portfolio, by itself or together with other accounts managed by the Investment Adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Portfolio could find it more difficult to sell such securities when the Investment Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Portfolio's net asset value.


The secondary market for some municipal obligations issued within a State (including issues which are privately placed with a Portfolio) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No Portfolio will invest in illiquid securities if more than 15% of its net assets would be invested in securities that are not readily marketable. No established resale market exists for certain of the municipal obligations in which a Portfolio may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, a Portfolio may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

Certain securities held by the Portfolio may permit the issuer at its option to "call", or redeem, its securities. If an issuer redeems securities held by the Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.


Some of the securities in which a Portfolio invests may include so-called "zero-coupon" bonds, whose values are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Each Portfolio is required to accrue and distribute income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus, a Portfolio may have to sell other investments to obtain cash needed to make income distributions.

Each Portfolio may invest in municipal leases, and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.


  ------------------------------------------------------------------------------
  EACH FUND AND PORTFOLIO HAVE ADOPTED CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS WHICH ARE ENUMERATED IN DETAIL IN THE STATEMENT OF ADDITIONAL INFORMATION AND WHICH MAY NOT BE CHANGED UNLESS AUTHORIZED BY A SHAREHOLDER VOTE AND AN INVESTOR VOTE, RESPECTIVELY. EXCEPT FOR SUCH ENUMERATED RESTRICTIONS AND AS OTHERWISE INDICATED IN THIS PROSPECTUS, THE INVESTMENT OBJECTIVE AND POLICIES OF EACH FUND AND PORTFOLIO ARE NOT FUNDAMENTAL POLICIES AND ACCORDINGLY MAY BE CHANGED BY THE TRUSTEES OF THE TRUST AND THE PORTFOLIO WITHOUT OBTAINING THE APPROVAL OF A FUND'S SHAREHOLDERS OR THE INVESTORS IN THE CORRESPONDING PORTFOLIO, AS THE CASE MAY BE. IF ANY CHANGES WERE MADE IN A FUND'S INVESTMENT OBJECTIVE, THE FUND MIGHT HAVE INVESTMENT OBJECTIVES DIFFERENT FROM THE OBJECTIVE WHICH AN INVESTOR CONSIDERED APPROPRIATE AT THE TIME THE INVESTOR BECAME A SHAREHOLDER IN THE FUND.
  ------------------------------------------------------------------------------


ORGANIZATION OF THE FUNDS AND THE PORTFOLIOS
------------------------------------------------------------------------------
EACH FUND IS A NON-DIVERSIFIED SERIES OF EATON VANCE MUNICIPALS TRUST (THE "TRUST"), A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED SEPTEMBER 30, 1985, AS AMENDED. THE TRUST IS A MUTUAL FUND -- AN OPEN-END MANAGEMENT INVESTMENT COMPANY. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series and because the Trust can offer separate series (such as the Funds) it is known as a "series company." Each share represents an equal proportionate beneficial interest in a Fund. When issued and outstanding, each Fund's shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Fund Shares." Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets available for distribution to shareholders.

EACH PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. The Portfolios, as well as the Trust, intend to comply with all applicable federal and state securities laws. Each Portfolio's Declaration of Trust provides that its corresponding Fund and other entities permitted to invest in that Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Funds nor their shareholders will be adversely affected by reason of the Funds investing in the Portfolios.

SPECIAL INFORMATION ON THE FUND/PORTFOLIO INVESTMENT STRUCTURE. An investor in a Fund should be aware that the Fund, unlike mutual funds which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing its assets in an interest in its corresponding Portfolio, which is a separate investment company with an identical investment objective (although the Fund may temporarily hold a de minimus amount of cash). Therefore, a Fund's interest in the securities owned by its corresponding Portfolio is indirect. In addition to selling an interest to its corresponding Fund, a Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in a Portfolio are not required to sell their shares at the same public offering price as the corresponding Fund due to variations in sales commissions and other operating expenses. Therefore, investors in a Fund should be aware that these differences may result in differences in returns experienced by investors in the various funds that invest in its corresponding Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. For information regarding the investment objective, policies and restrictions of the Portfolios, see "The Funds" Investment Objectives" and "How the Funds and the Portfolios Invest their Assets". Further information regarding investment practices may be found in the Statement of Additional Information.


The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of each Fund in its corresponding Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolios, and affords the potential for economies of scale for each Fund, at least when the assets of its corresponding Portfolio exceed $500 million. The public shareholders of each Fund have previously approved the policy of investing such Fund's assets in an interest in its corresponding Portfolio.


A Fund may withdraw (completely redeem) all its assets from its corresponding Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of that Fund to do so. The investment objective and the nonfundamental investment policies of each Fund and Portfolio may be changed by the Trustees of the Trust and the Portfolio without obtaining the approval of the shareholders of that Fund or the investors in that Portfolio, as the case may be. Any such change of an investment objective will be preceded by thirty days advance written notice to the shareholders of the Fund or the investors in the Portfolio, as the case may be. If a shareholder redeems shares because of a change in the nonfundamental objective or policies of a Fund, those shares may be subject to a contingent deferred sales charge, as described in "How to Redeem Fund Shares". In the event a Fund withdraws all of its assets from its corresponding Portfolio, or the Board of Trustees of the Trust determines that the investment objective of such Portfolio is no longer consistent with the investment objective of the Fund, such Trustees would consider what action might be taken, including investing all the assets of such Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. A Fund's investment performance may be affected by a withdrawal of all its assets from its corresponding Portfolio.


Information regarding other pooled investment entities or funds which invest in a Portfolio may be obtained by contacting Eaton Vance Distributors, Inc. (the "Principal Underwriter" or "EVD"), 24 Federal Street, Boston, MA 02110,
(617) 482-8260. Smaller investors in a Portfolio may be adversely affected by the actions of a larger investor in the Portfolio. For example, if a large investor withdraws from a Portfolio, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, a Portfolio may hold fewer securities, resulting in increased portfolio risk, and experience decreasing economies of scale. However, this possibility exists as well for historically structured mutual funds which have large or institutional investors.


Until recently, the Administrator sponsored and advised historically structured funds. Funds which invest all their assets in interests in a separate investment company are a relatively new development in the mutual fund industry and, therefore, the Funds may be subject to additional regulations than historically structured funds.

Each Portfolio's Declaration of Trust provides that the Portfolio will terminate 120 days after the complete withdrawal of a Fund or any other investor in the Portfolio, unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolios as partnerships for federal income tax purposes. See "Distributions and Taxes" for further information. Whenever a Fund as an investor in a Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. A Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in a Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the corresponding Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

The Trustees of the Trust, including a majority of the noninterested Trustees, have approved written procedures designed to identify and address any potential conflicts of interest arising from the fact that the Trustees of the Trust and the Trustees of each Portfolio are the same. Such procedures require each Board to take action to resolve any conflict of interest between a Fund and its corresponding Portfolio, and it is possible that the creation of separate Boards may be considered. For further information concerning the Trustees and officers of each of the Trust and the Portfolios, see the Statement of Additional Information.

Although each Fund offers only its own shares of beneficial interest, it is possible that a Fund might become liable for a misstatement or omission in this Prospectus regarding another Fund because the Funds use this combined Prospectus. The Trustees of the Trust have considered this factor in approving the use of a combined Prospectus.


MANAGEMENT OF THE FUNDS AND THE PORTFOLIOS
------------------------------------------------------------------------------
EACH PORTFOLIO ENGAGES BOSTON MANAGEMENT AND RESEARCH ("BMR"), A WHOLLY-OWNED SUBSIDIARY OF EATON VANCE MANAGEMENT ("EATON VANCE"), AS ITS INVESTMENT ADVISER. EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931.

Acting under the general supervision of the Board of Trustees of each Portfolio, BMR manages each Portfolio's investments and affairs and furnishes for the use of each Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolios. Under its investment advisory agreement with a Portfolio, BMR receives a monthly advisory fee equal to the aggregate of

(a) a daily asset based fee computed by applying the annual asset rate applicable to that portion of the total daily net assets in each Category as indicated below, plus

(b) a daily income based fee computed by applying the daily income rate applicable to that portion of the total daily gross income (which portion shall bear the same relationship to the total daily gross income on such day as that portion of the total daily net assets in the same Category bears to the total daily net assets on such day) in each Category as indicated below:

                                                    ANNUAL        DAILY
CATEGORY   DAILY NET ASSETS                         ASSET RATE    INCOME RATE
-----------------------------------------------------------------------------
1          up to $20 million                        0.100%        1.00%
2          $20 million but less than $40 million    0.200%        2.00%
3          $40 million but less than $500 million   0.300%        3.00%
4          $500 million but less than $1 billion    0.275%        2.75%
5          $1 billion but less than $1.5 billion    0.250%        2.50%
6          $1.5 billion but less than $2 billion    0.225%        2.25%
7          $2 billion but less than $3 billion      0.200%        2.00%
8          $3 billion and over                      0.175%        1.75%

Each Portfolio paid (or, absent a fee reduction, would have paid) advisory fees for the fiscal year ended July 31, 1995 equivalent to the following annualized percentage of average daily net assets:

                                            NET ASSETS AS OF
PORTFOLIO                                   JULY 31, 1995        ADVISORY FEE
-----------------------------------------------------------------------------
Arizona                                     $144,521,015            0.42%
Colorado                                      46,077,166            0.28%(1)
Connecticut                                  195,275,789            0.44%
Michigan                                     191,262,981            0.44%
Minnesota                                     82,967,696            0.37%
New Jersey                                   411,038,422            0.47%
Pennsylvania                                 502,250,304            0.48%
Texas                                         28,227,021            0.21%(2)

(1) To enhance the net income of the Colorado Portfolio, BMR made a reduction of its advisory fee in the amount of $69,064.
(2) To enhance the net income of the Texas Portfolio, BMR made a reduction of its advisory fee in the full amount of such fee and BMR was allocated $18,606 of expenses related to the operation of such Portfolio.

BMR OR EATON VANCE ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF APPROXIMATELY $16 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly held holding company. Eaton Vance Corp., through its subsidiaries and affiliates, engages in investment management and marketing activities, fiduciary and banking services, oil and gas operations, real estate investment, consulting and management, and development of precious metals properties.


Nicole Anderes has acted as the portfolio manager of the Connecticut Portfolio since January, 1994 and the Texas Portfolio since December 1, 1995. She joined Eaton Vance and BMR as a Vice President in January 1994. Prior to joining Eaton Vance, she was a Vice President and portfolio manager at Lazard Freres Asset Management (1992-1994) and a Vice President and Manager -- Municipal Research at Roosevelt & Cross (1978-1992).

Timothy T. Browse has acted as the portfolio manager of the Michigan Portfolio since it commenced operations and the Pennsylvania Portfolio since December 1, 1995. He has been a Vice President of Eaton Vance and of BMR since 1993 and an employee of Eaton Vance since 1992. Prior to joining Eaton Vance, he was a municipal bond trader at Fidelity Management & Research Company (1987-1992).

Cynthia J. Clemson has acted as the portfolio manager of the Arizona Portfolio since January 1, 1994. Ms. Clemson has been a Vice President of Eaton Vance and BMR since 1993 and an employee of Eaton Vance since 1985.

Robert B. MacIntosh has acted as the portfolio manager of the New Jersey Portfolio since it commenced operations. Mr. MacIntosh has been a Vice President of Eaton Vance since 1991 and of BMR since 1992. Prior to joining Eaton Vance, he was a portfolio manager at Fidelity Management & Research Company (1986-1991).

David C. Reilly has acted as the portfolio manager of the Colorado and Minnesota Portfolios since December 1, 1995. He has been a Vice President of Eaton Vance since 1991 and of BMR since 1992. Prior to joining Eaton Vance, he was a Vice President and a municipal bond analyst at Scudder, Stevens & Clark (1984-1991):

Municipal obligations are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. In selecting firms which will execute portfolio transactions, BMR judges their professional ability and quality of service and uses its best efforts to obtain execution at prices which are advantageous to the Portfolios and at reasonably competitive spreads. Subject to the foregoing, BMR may consider sales of shares of the Funds or of other investment companies sponsored by BMR or Eaton Vance as a factor in the selection of firms to execute portfolio transactions.


The Trust has retained the services of Eaton Vance to act as Administrator of the Funds. The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of each Fund by investing its assets in the corresponding Portfolio. As Administrator, Eaton Vance provides the Funds with general office facilities and supervises the overall administration of the Fund. For these services Eaton Vance currently receives no compensation. The Trustees of the Trust may determine, in the future, to compensate Eaton Vance for such services.

The Portfolios and the Funds, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by BMR under the investment advisory agreement, by Eaton Vance under the administrative services agreement, or by EVD under the distribution agreement.


DISTRIBUTION PLANS
-------------------------------------------------------------------------------
EACH FUND FINANCES DISTRIBUTION ACTIVITIES AND HAS ADOPTED A DISTRIBUTION PLAN (A "PLAN") PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940. Rule 12b-1 permits a mutual fund, such as a Fund, to finance distribution activities and bear expenses associated with the distribution of its shares provided that any payments made by the fund are made pursuant to a written plan adopted in accordance with the Rule. Each Plan is subject to, and complies with, the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD Rule"). Each Fund's Plan is described further in the Statement of Additional Information, and the following is a description of the salient features of the Plans. Each Fund's Plan provides that the Fund, subject to the NASD Rule, will pay sales commissions and distribution fees to the Principal Underwriter only after and as a result of the sale of shares of the Fund. On each sale of Fund shares (excluding reinvestment of distributions) a Fund will pay the Principal Underwriter (i) sales commissions equal to 5% of the amount received by a Fund for each share sold and (ii) distribution fees calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of Uncovered Distribution Charges (as described below) of the Principal Underwriter. The Principal Underwriter currently expects to pay sales commissions (except on exchange transactions and reinvestments) to a financial services firm (an "Authorized Firm") at the time of sale equal to 4% of the purchase price of the shares sold by such Firm. The Principal Underwriter will use its own funds (which may be borrowed from banks) to pay such commissions. Because the payment of the sales commissions and distribution fees to the Principal Underwriter is subject to the NASD Rule described below, it will take the Principal Underwriter a number of years to recoup the sales commissions paid by it to Authorized Firms from the payments received by it from a Fund pursuant to a Plan.

THE NASD RULE REQUIRES EACH FUND TO LIMIT ITS ANNUAL PAYMENTS OF SALES COMMISSIONS AND DISTRIBUTION FEES TO AN AMOUNT NOT EXCEEDING .75% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. Under its Plan, a Fund accrues daily an amount at the rate of 1/365 of .75% of the Fund's net assets, and pays such accrued amounts monthly to the Principal Underwriter. Each Plan requires such accruals to be automatically discontinued during any period in which there are no outstanding Uncovered Distribution Charges under the Plan. Uncovered Distribution Charges are calculated daily and, briefly, are equivalent to all unpaid sales commissions and distribution fees to which the Principal Underwriter is entitled under a Plan less all contingent deferred sales charges theretofore paid to the Principal Underwriter. The Eaton Vance organization may be considered to have realized a profit under a Fund's Plan if at any point in time the aggregate amounts of all payments received by the Principal Underwriter from the Fund, pursuant to the Plan, including any contingent deferred sales charges, have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices.

Because of the NASD Rule limitation on the amount of sales commissions and distribution fees paid during any fiscal year, a high level of sales of Fund shares during the initial years of a Fund's operations would cause a large portion of the sales commissions attributable to a sale of Fund shares to be accrued and paid by the Fund to the Principal Underwriter in fiscal years subsequent to the year in which such shares were sold. This spreading of sales commissions payments under each Fund's Plan over an extended period would result in the incurrence and payment of increased distribution fees under the Plan.

During the fiscal year ended July 31, 1995, each Fund paid sales commissions under its Plan equivalent to .75% (annualized) of such Fund's average daily net assets. As at July 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter on such day calculated under each Fund's Plan amounted to approximately $5,271,000 (equivalent to 3.7% of net assets on such day) in the case of the Arizona Fund, $1,925,000 (equivalent to 4.4% of net assets on such day) in the case of the Colorado Fund, $7,583,000 (equivalent to 4.0% of net assets on such day) in the case of the Connecticut Fund, $6,378,000 (equivalent to 3.4% of net assets on such day) in the case of the Michigan Fund, $3,041,000 (equivalent to 3.9% of net assets on such day) in the case of the Minnesota Fund, $13,741,000 (equivalent to 3.4% of net assets on such day) in the case of the New Jersey Fund, $17,253,000 (equivalent to 3.5% of net assets on such day) in the case of the Pennsylvania Fund, and $1,033,000 (equivalent to 3.7% of net assets on such day) in the case of the Texas Fund.


EACH PLAN ALSO AUTHORIZES A FUND TO MAKE PAYMENTS OF SERVICE FEES TO THE PRINCIPAL UNDERWRITER, AUTHORIZED FIRMS AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. The Trustees of the Trust have initially implemented this provision of each Fund's Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed
 .20% of the Fund's average daily net assets for each fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. However, each Fund's Plan authorizes the Trustees of the Trust on behalf of the Fund to increase payments to the Principal Underwriter, Authorized Firms and other persons from time to time without further action by shareholders of the Fund, provided that the aggregate amount of payments made to such persons under the Plan in any fiscal year of the Fund does not exceed
 .25% of the Fund's average daily net assets. As permitted by the NASD Rule, such payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by a Fund to the Principal Underwriter, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. For the fiscal year ended July 31, 1995, each Fund made service fee payments as follows (as an annualized percentage of average daily net assets): Arizona Fund (0.12%); Colorado Fund (0.09%); Connecticut Fund (0.13%); Michigan Fund (0.15%); Minnesota Fund (0.13%); New Jersey Fund (0.14%); Pennsylvania Fund (0.15%); and Texas Fund (0.11%).


The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell a Fund's shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives sell or are expected to sell significant amounts of shares. In addition, the Principal Underwriter may from time to time increase or decrease the sales commissions payable to Authorized Firms.

Each Fund may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the Funds' management intends to consider all relevant factors, including without limitation the size of a Fund, the investment climate and market conditions, the volume of sales and redemptions of Fund shares, and the amount of Uncovered Distribution Charges of the Principal Underwriter. Each Plan may continue in effect and payments may be made under the Plan following any such suspension, discontinuance or limitation of the offering of Fund shares; however, no Fund is contractually obligated to continue its Plan for any particular period of time. Suspension of the offering of Fund shares would not, of course, affect a shareholder's ability to redeem shares.


VALUING FUND SHARES
------------------------------------------------------------------------------
EACH FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Each Fund's net asset value per share is determined by its custodian, Investors Bank & Trust Company ("IBT"), (as agent for the Fund) in the manner authorized by the Trustees of the Trust. Net asset value is computed by dividing the value of a Fund's total assets, less its liabilities, by the number of shares outstanding. Because each Fund invests its assets in an interest in its corresponding Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).

Authorized Firms must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per Fund share. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter, which is a wholly-owned subsidiary of Eaton Vance.

Each Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio) based on market or fair value in the manner authorized by the Trustees of the Portfolio. Net asset value is computed by subtracting the liabilities of a Portfolio from the value of its total assets. Municipal obligations will normally be valued on the basis of valuations furnished by a pricing service. For further information regarding the valuation of the Portfolios' assets, see "Determination of Net Asset Value" in the Statement of Additional Information.


  ---------------------------------------------------------------------------
  SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF FUND SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.
  ---------------------------------------------------------------------------


HOW TO BUY FUND SHARES
------------------------------------------------------------------------------
SHARES OF A FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR SECURITIES. Investors may purchase shares of a Fund through Authorized Firms at the net asset value per share of the Fund next determined after an order is effective. A Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares. Shares of each Fund are offered for sale only in States where such shares may be legally sold. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm.


An initial investment in a Fund must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Funds' transfer agent (the "Transfer Agent") as follows: First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services."


ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Administrator, in exchange for Fund shares at their net asset value as determined above. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold by IBT as agent for the account of their owner on the day of their receipt by IBT or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable net asset value per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.

Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

        IN THE CASE OF BOOK ENTRY:

        Deliver through Depository Trust Co.
        Broker #2212
        Investors Bank & Trust Company
        For A/C EV Marathon [State name] Municipals Fund

        IN THE CASE OF PHYSICAL DELIVERY:

        Investors Bank & Trust Company
        Attention: EV Marathon [State name] Municipals Fund
        Physical Securities Processing Settlement Area
        89 South Street
        Boston, MA 02111


Investors who are contemplating an exchange of securities for shares of a Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities to IBT. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, State and local tax consequences of exchanging securities for Fund shares.



  --------------------------------------------------------------------
  IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.
  --------------------------------------------------------------------


HOW TO REDEEM FUND SHARES
------------------------------------------------------------------------------

A SHAREHOLDER MAY REDEEM FUND SHARES BY DELIVERING TO FIRST DATA INVESTOR SERVICES GROUP, BOS725, P.O. BOX 1559, BOSTON, MASSACHUSETTS 02104, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. The redemption price will be based on the net asset value per share of the applicable Fund next computed after such delivery. Good order means that all relevant documents must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission and acceptable to First Data Investor Services Group. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

Within seven days after receipt of a redemption request in good order by First Data Investor Services Group, a Fund will make payment in cash for the net asset value of the shares as of the date determined above, reduced by the amount of any applicable contingent deferred sales charges (described below) and federal income tax required to be withheld. Although each Fund normally expects to make payment in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of a Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn by that Fund from its corresponding Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.


To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after EVD, as the Funds' agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to EVD. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

If shares were recently purchased, the proceeds of redemption (or repurchase) will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions or repurchases may result in a taxable gain or loss.

Due to the high cost of maintaining small accounts, each Fund reserves the right to redeem accounts with balances of less than $1,000. Prior to such a redemption, shareholders will be given 60 days written notice to make an additional purchase. Thus, an investor making an initial investment of $1,000 would not be able to redeem shares without being subject to this policy. However, no such redemption would be required by a Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares. No contingent deferred sales charge will be imposed with respect to such involuntary redemptions.

CONTINGENT DEFERRED SALES CHARGE. Shares redeemed within the first six years of their purchase (except shares acquired through the reinvestment of distributions) generally will be subject to a contingent deferred sales charge. This contingent deferred sales charge is imposed on any redemption the amount of which exceeds the aggregate value at the time of redemption of (a) all shares in the account purchased more than six years prior to the redemption, (b) all shares in the account acquired through reinvestment of monthly distributions and capital gains distributions, and (c) the increase, if any, in the value of all other shares in the account (namely those purchased within the six years preceding the redemption) over the purchase price of such shares. Redemptions are processed in a manner to maximize the amount of redemption proceeds which will not be subject to a contingent deferred sales charge; i.e., each redemption will be assumed to have been made first from the exempt amounts referred to in clauses (a), (b) and (c) above, and second through liquidation of those shares in the account referred to in clause (c) on a first-in-first-out basis. Any contingent deferred sales charge which is required to be imposed on share redemptions will be made in accordance with the following schedule:

  YEAR OF                                        CONTINGENT
  REDEMPTION                                     DEFERRED SALES
  AFTER PURCHASE                                 CHARGE
  --------------------------------------------------------------------------
  First or Second                                5%
  Third                                          4%
  Fourth                                         3%
  Fifth                                          2%
  Sixth                                          1%
  Seventh and following                          0%

In calculating the contingent deferred sales charge upon the redemption of shares acquired in an exchange of shares of a fund currently listed under "The Eaton Vance Exchange Privilege," the contingent deferred sales charge schedule applicable to the shares at the time of purchase will apply and the purchase of Fund shares acquired in the exchange is deemed to have occurred at the time of the original purchase of the exchanged shares.

No contingent deferred sales charge will be imposed on shares of a Fund which have been sold to Eaton Vance, its affiliates, or to their respective employees or clients. The contingent deferred sales charge will be waived for shares redeemed (1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Services"), (2) as part of a required distribution from a tax-sheltered retirement plan or (3) following the death of all beneficial owners of such shares, provided the redemption is requested within one year of death (a death certificate and other applicable documents may be required). The contingent deferred sales charge will be paid to the Principal Underwriter or the Fund. When paid to the Principal Underwriter it will reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan.
See "Distribution Plans."


  ------------------------------------------------------------------------------
  THE FOLLOWING EXAMPLE ILLUSTRATES THE OPERATION OF THE CONTINGENT DEFERRED SALES CHARGE. ASSUME THAT AN INVESTOR PURCHASES $10,000 OF A FUND'S SHARES AND THAT 16 MONTHS LATER THE VALUE OF THE ACCOUNT HAS GROWN THROUGH INVESTMENT PERFORMANCE AND REINVESTMENT OF DIVIDENDS TO $12,000. THE INVESTOR THEN MAY REDEEM UP TO $2,000 OF SHARES WITHOUT INCURRING A CONTINGENT DEFERRED SALES CHARGE. IF THE INVESTOR SHOULD REDEEM $3,000 OF SHARES, A CHARGE WOULD BE IMPOSED ON $1,000 OF THE REDEMPTION. THE RATE WOULD BE 5% BECAUSE IT WAS IN THE SECOND YEAR AFTER THE PURCHASE WAS MADE AND THE CHARGE WOULD BE $50.
  ------------------------------------------------------------------------------


REPORTS TO SHAREHOLDERS
------------------------------------------------------------------------------
EACH FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Funds' independent certified public accountants. Shortly after the end of each calendar year, each Fund will furnish its shareholders with information necessary for preparing federal and State tax returns.


THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
------------------------------------------------------------------------------


AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE FUNDS' TRANSFER AGENT, FIRST DATA INVESTOR SERVICES GROUP, WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE APPLICABLE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. A Fund will not issue share certificates except upon request.

At least quarterly, shareholders will receive a statement showing complete details of any transaction and the current share balance in the account. THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS IN SHARES BY SENDING A CHECK FOR $50 OR MORE to First Data Investor Services Group.

Any questions concerning a shareholder's account or services available may be directed by telephone to FIRST DATA INVESTOR SERVICES GROUP at 800-225-6265, extension 2, or in writing to First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA, 02104 (please provide the name of the shareholder, the Fund and the account number).

THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Funds' dividend disbursing agent, First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The currently effective option will appear on each account statement.


Share Option -- Dividends and capital gains will be reinvested in additional shares.

Income Option -- Dividends will be paid in cash, and capital gains will be reinvested in additional shares.

Cash Option -- Dividends and capital gains will be paid in cash.

The Share Option will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under the federal income tax laws.

If the Income Option or Cash Option has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account in shares at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the Share Option until such time as the shareholder selects a different option.

DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

"STREET NAME" ACCOUNTS. If shares of a Fund are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with a Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an investment firm, or transferring the account to another investment firm, an investor wishing to reinvest distributions should determine whether the firm which will hold the shares allows reinvestment of distributions in "street name" accounts.


  --------------------------------------------------------------------
  UNDER A LIFETIME INVESTING ACCOUNT A SHAREHOLDER CAN MAKE ADDITIONAL INVESTMENTS IN SHARES OF A FUND BY SENDING A CHECK FOR $50 OR MORE.
  --------------------------------------------------------------------


THE EATON VANCE EXCHANGE PRIVILEGE
------------------------------------------------------------------------------
Shares of each Fund currently may be exchanged for shares of one or more other funds in the Eaton Vance Marathon Group of Funds (except Eaton Vance Prime Rate Reserves) or Eaton Vance Money Market Fund, which are distributed with a contingent deferred sales charge, on the basis of the net asset value per share of each fund at the time of the exchange, provided that such exchange offers are available only in States where shares of the fund being acquired may be legally sold.

Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Funds do not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.


First Data Investor Services Group makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult First Data Investor Services Group for additional information concerning the exchange privilege. Applications and prospectuses of other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.


No contingent deferred sales charge is imposed on exchanges. For purposes of calculating the contingent deferred sales charge upon redemption of shares acquired in an exchange, the contingent deferred sales charge schedule applicable to the shares at the time of purchase will apply and the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares. For the contingent deferred sales charge schedule applicable to the Eaton Vance Marathon Group of Funds (except EV Marathon Strategic Income Fund and Class I shares of any EV Marathon Limited Maturity Fund), see "How to Redeem Fund Shares." The contingent deferred sales charge schedule applicable to EV Marathon Strategic Income Fund and Class I shares of any EV Marathon Limited Maturity Fund is 3%, 2.5%, 2% or 1% in the event of a redemption occurring in the first, second, third or fourth year, respectively, after the original share purchase.

Shares of other funds in the Eaton Vance Marathon Group of Funds and shares of Eaton Vance Money Market Fund may be exchanged for Fund shares on the basis of the net asset value per share of each fund at the time of exchange, but subject to any restrictions or qualifications set forth in the current prospectus of any such fund.


Telephone exchanges are accepted by First Data Investor Services Group provided the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call First Data Investor Services Group at 800-262-1122 or, within Massachusetts, 617-573-9403, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Funds, the Principal Underwriter nor First Data Investor Services Group will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.


EATON VANCE SHAREHOLDER SERVICES
------------------------------------------------------------------------------
THE FUNDS OFFER THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the applicable Fund as an expense to all shareholders.


INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of the Fund being purchased may be mailed directly to First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104 at any time -- whether or not dividends are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.


BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from a shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.

WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks in an aggregate amount that does not exceed annually 12% of the account balance at the time the plan is established. Such amount will not be subject to a contingent deferred sales charge. See "How to Redeem Fund Shares". A minimum deposit of $5,000 in shares is required.

REINVESTMENT PRIVILEGE: A SHAREHOLDER WHO HAS REPURCHASED OR REDEEMED SHARES MAY REINVEST, WITH CREDIT FOR ANY CONTINGENT DEFERRED SALES CHARGES PAID ON THE REDEEMED OR REPURCHASED SHARES, ANY PORTION OR ALL OF THE REPURCHASE OR REDEMPTION PROCEEDS (PLUS THAT AMOUNT NECESSARY TO ACQUIRE A FRACTIONAL SHARE TO ROUND OFF THE PURCHASE TO THE NEAREST FULL SHARE) IN SHARES OF A FUND, provided that the reinvestment is effected within 60 days after such repurchase or redemption and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by a Fund (or by the Fund's Transfer Agent). To the extent that any shares of a Fund are sold at a loss and the proceeds are reinvested in shares of a Fund (or other shares of the Fund are acquired within the period beginning 30 days before and ending 30 days after the date of the redemption) some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.

DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------
SUBSTANTIALLY ALL OF THE INVESTMENT INCOME ALLOCATED TO A FUND BY ITS CORRESPONDING PORTFOLIO, LESS THE FUND'S DIRECT AND ALLOCATED EXPENSES, WILL BE DECLARED DAILY AS A DISTRIBUTION TO FUND SHAREHOLDERS OF RECORD AT THE TIME OF DECLARATION. Such distributions, whether taken in cash or reinvested in additional shares, will ordinarily be paid on the fifteenth day of each month or the next business day thereafter. Each Fund anticipates that for tax purposes the entire distribution, whether paid in cash or reinvested in additional shares of the Fund, will constitute tax-exempt income to shareholders, except for the proportionate part of the distribution that may be considered taxable income if the Fund has taxable income during the calendar year. Shareholders reinvesting the monthly distribution should treat the amount of the entire distribution as the tax cost basis of the additional shares acquired by reason of such reinvestment. Daily distribution crediting will commence on the day that collected funds for the purchase of Fund shares are available at the Transfer Agent. Shareholders of a Fund will receive timely federal income tax information as to the tax-exempt or taxable status of all distributions made by the Fund during the calendar year. A Fund's net realized capital gains, if any, consist of the net realized capital gains allocated to the Fund by its corresponding Portfolio for tax purposes, after taking into account any available capital loss carryovers; a Fund's net realized capital gains, if any, will be distributed at least once a year, usually in December.


Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, (the "Code") and to satisfy all requirements necessary to be relieved of federal taxes on income and gains it distributes to shareholders. In satisfying these requirements, each Fund will treat itself as owning its proportionate share of each of its corresponding Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.


  AS A REGULATED INVESTMENT COMPANY UNDER THE CODE, EACH FUND DOES NOT PAY FEDERAL INCOME OR EXCISE TAXES TO THE EXTENT THAT IT DISTRIBUTES TO SHAREHOLDERS ITS NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS IN ACCORDANCE WITH THE TIMING REQUIREMENTS IMPOSED BY THE CODE. AS PARTNERSHIPS UNDER THE CODE, THE PORTFOLIOS DO NOT PAY FEDERAL INCOME OR EXCISE TAXES.


Distributions of interest on certain municipal obligations constitute a tax preference item under the alternative minimum tax provisions applicable to individuals and corporations. Distributions of taxable income (including a portion of any original issue discount with respect to certain stripped municipal obligations and stripped coupons and accretion of certain market discount) and net short-term capital gains will be taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable to shareholders as such for federal income tax purposes, regardless of the length of time Fund shares have been owned by the shareholder. Distributions are taxed in the manner described above whether paid in cash or reinvested in additional shares of a Fund.


Tax-exempt distributions received from a Fund are includable in the tax base for determining the taxability of social security and railroad retirement benefits.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Fund is not deductible to the extent it is deemed related to the Fund's distribution of tax-exempt interest. Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of a Fund. "Substantial user" is defined in applicable Treasury regulations to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of industrial development bonds and would likely be interpreted to include private activity bonds issued to finance similar facilities.

SEE THE APPENDIX TO THIS PROSPECTUS FOR INFORMATION CONCERNING STATE TAXES. Shareholders should consult their own tax advisers with respect to the State, local and foreign tax consequences of investing in a Fund.

PERFORMANCE INFORMATION
------------------------------------------------------------------------------
FROM TIME TO TIME, EACH FUND MAY ADVERTISE THE YIELD AND/OR AVERAGE ANNUAL TOTAL RETURN. Each Fund's current yield is calculated by dividing the net investment income per share earned during a recent 30-day period by the maximum offering price per share (net asset value) of the Fund on the last day of the period and annualizing the resulting figure. A taxable-equivalent yield is computed by using the tax-exempt yield figure and dividing by 1 minus the tax rate. Each Fund's average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price (net asset value) for specified periods ending with the most recent calendar quarter, assuming reinvestment of all distributions. The average annual total return calculation assumes a complete redemption of the investment and the deduction of any applicable contingent deferred sales charge at the end of the period. Each Fund may publish annual and cumulative total return figures from time to time.

Each Fund may also publish its distribution rate and/or effective distribution rate. Each Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized by the current maximum offering price per share (net asset value). Each Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. Investors should note that a Fund's yield is calculated using a standardized formula the income component of which is computed from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on a Fund's last monthly distribution which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month.

Each Fund may also publish total return figures which do not take into account any contingent deferred sales charge which may be imposed upon redemptions at the end of the specified period. Any performance figure which does not take into account the contingent deferred sales charge would be reduced to the extent such charge is imposed upon a redemption.

Investors should note that the investment results of a Fund will fluctuate over time, and any presentation of the Fund's current yield, total return, distribution rate or effective distribution rate for any prior period should not be considered a representation of what an investment may earn or what the Fund's yield, total return, distribution rate or effective distribution rate may be in any future period. If the expenses of a Fund or its corresponding Portfolio are paid by Eaton Vance, the Fund's performance will be higher.

                                                                        APPENDIX
STATE SPECIFIC INFORMATION


Because each Portfolio will normally invest at least 65% of its assets (and, in the case of the Minnesota Portfolio, generally 95% or more) in the obligations of issuers in its corresponding State, it is susceptible to factors affecting that State. Each Portfolio (except the Minnesota Portfolio) may also invest up to 5% of its net assets in obligations issued by the governments of Guam and the U.S. Virgin Islands and up to 35% of its assets in obligations issued by the government of Puerto Rico. The Connecticut Fund may invest in municipal obligations of Puerto Rico, the U.S. Virgin Islands and Guam the interest on which cannot be taxed by any State under federal law. Set forth below is certain economic and tax information concerning the States in which the Portfolios invest and Puerto Rico.


The bond ratings provided below are current as of the date of this Prospectus and are based on economic conditions which may not continue; moreover, there can be no assurance that particular bond issues may not be adversely affected by changes in economic, political or other conditions. Unless stated otherwise, the ratings indicated are for obligations of the State. A State's political subdivisions may have different ratings which are unrelated to the ratings assigned to State obligations.

ARIZONA. Arizona's economy is primarily based on the service, high-tech manufacturing, construction and tourism industries, as well as the military. The State experienced rapid economic and population growth in the 1980s, which has slowed somewhat in the 1990s. The problems associated with such growth (air quality, transportation and public infrastructure) continue to be addressed by the State legislature. The State's unemployment rate in June 1995 was 5.1%, below the national rate of 5.6%.

The State's ability to raise revenues is limited by Constitutional and legislative restrictions on property tax increases. There is also a limit on annual spending. The State does not issue general obligation bonds, but relies on pay-as-you-go capital outlays, revenue bonds and certificates of participation to finance projects. Each of these projects is individually rated based on its specific creditworthiness.

ARIZONA TAXES. Based upon the advice of Arizona tax counsel, the management of the Fund believes that under Arizona law, dividends paid by the Fund will be exempt from Arizona income tax imposed on individuals, corporations and estates and trusts that are subject to Arizona taxation to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on Arizona obligations. In addition, dividends paid by the Fund will be exempt from Arizona income tax imposed on such persons, though included in gross income for federal income tax purposes, to the extent such dividends are derived from interest payments on direct obligations of the United States. Other distributions from the Fund, including distributions derived from net short-term and long-term capital gains, are generally not exempt from Arizona income tax.

Interest or indebtedness and other related expenses which are incurred or continued by a shareholder to purchase or carry shares of the Fund generally will not be deductible for Arizona income tax purposes.

COLORADO. Colorado's economy began to improve in the late 1980s, recovering from a recession largely caused by contractions in the energy, high technology and construction industries. The recovery has been fueled, in part, by large public construction projects, net in-migration, a healthy tourist economy, and increases in the wholesale and retail trade sector and the general services sector. Momentum is sufficient that the Office of State Planning and Budgeting has pronounced that Colorado's "slower growth pattern mimics that of the United States, although it is not as severe as the nation's", even though most of the large public works projects are completed and the boom in net migration begins to ease. Employment in the service and trade industries represents approximately 54.4% of the State's nonagricultural wage and salary jobs, and government employment represents approximately 15.9%. Manufacturing represents only 10.8% and, while total jobs in the sector is increasing, manufacturing is slowly falling as a percentage of total employment, due in part to a concentration in defense-related production. Colorado's unemployment rate was 3.7% in August 1995, below the national rate of 5.6%. Colorado added 41,000 jobs in the twelve months ended August 1995, a 2.3% increase from the prior year. There is no State general obligation debt outstanding.

COLORADO TAXES. In the opinion of Kutak Rock, special Colorado tax counsel to the Fund, provided that the Fund qualifies as a regulated investment company under the Code, and the Portfolio is treated as a partnership for federal income tax purposes, individuals, trusts, estates, and corporations who are holders of the Fund and who are subject to the Colorado income tax will not be subject to Colorado tax on Fund dividends to the extent that: (a) such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code and are derived from interest received by the Fund on obligations of Colorado or any of its political subdivisions issued on or after May 1, 1980 or (b) obligations of the United States or its possessions to the extent included in federal taxable income. To the extent that Fund distributions are attributable to sources not described in the preceding sentences, such as long or short-term capital gains, such distributions will not be exempt from Colorado income tax. There are no municipal income taxes in Colorado. As intangibles, shares in the Fund will be exempt from Colorado property taxes.

CONNECTICUT. Historically, Connecticut's economic structure has been concentrated in manufacturing, including a heavy component of defense-related industries, which increases the State's vulnerability to economic cycles and to declines in federal government defense spending. More recently, Connecticut's level of manufacturing activity has declined, but this has been partially offset by extensive urban development, a large insurance sector, relocations of corporate headquarters to Connecticut (specifically to Fairfield County), and the extension of other service sectors. As of June 1995, the unemployment rate in Connecticut on a seasonally adjusted basis was 5.1%, as compared to a rate of 5.6% nationwide.

General obligation bonds issued by Connecticut municipalities are payable primarily only from ad valorem taxes on property subject to taxation by the municipality. The State has about $6 billion of general obligation bonds outstanding, of which more than half have been issued for general State purposes. The remaining general obligation bonds were issued for highway construction, mass transit, and rental housing. Debt indicators have been rising and are high at $1,850 per capita. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits in recent years. Regional economic difficulties, reductions in revenues, and increased expenses could lead to further fiscal problems for the State and its political subdivisions, authorities, and agencies. This could result in declines in the value of their outstanding obligations, reductions in their ability to pay interest and principal thereon, and increases in their future borrowing costs.

General obligations of the State of Connecticut are rated AA-, Aa and AA<+ > by S&P, Moody's and Fitch, respectively.

CONNECTICUT TAXES. In the opinion of Day, Berry & Howard, special Connecticut tax counsel to the Connecticut Fund, shareholders of the Connecticut Fund will not be subject to the Connecticut personal income tax on the Connecticut taxable income of individuals, trusts, and estates in the case of distributions received from the Connecticut Fund to the extent that such distributions qualify as exempt-interest dividends for federal income tax purposes and are derived from interest on tax-exempt obligations issued by or on behalf of the State of Connecticut and its political subdivisions or the authorities, instrumentalities, or districts of any of them, or on tax-exempt obligations the interest on which Connecticut is prohibited from taxing by federal law that are issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam.


Other distributions from the Connecticut Fund, including dividends attributable to obligations of issuers in other states and all long-term and short-term capital gains, will not be exempt from the Connecticut personal income tax, except that capital gain dividends derived from obligations issued by or on behalf of the State of Connecticut or its political subdivisions may not be subject to such tax. Distributions from the Connecticut Fund that constitute items of tax preference for purposes of the federal alternative minimum tax will not be subject to the net Connecticut minimum tax applicable to taxpayers subject to the Connecticut personal income tax and required to pay the federal alternative minimum tax, to the extent qualifying as exempt-interest dividends derived from obligations issued by or on behalf of the State of Connecticut and its political subdivisions or the authorities, instrumentalities, or districts of any of them, or from obligations the interest on which Connecticut is prohibited from taxing by federal law that are issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam, but other distributions from the Fund that constitute items of tax preference for purposes of the federal alternative minimum tax could cause liability for the net Connecticut minimum tax. The Connecticut Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income received by the Connecticut Fund on municipal bonds during the preceding year.


Distributions from investment income and capital gains, including exempt-interest dividends derived from interest that is exempt from Connecticut personal income tax and federal income tax, will be subject to the Connecticut Corporation Business Tax if received by a corporation subject to such tax, except for any portion therof that might qualify for the dividends-received deduction provided under that tax, and all such distributions may be subject to state and local taxes in states other than Connecticut.

MICHIGAN. Michigan has long had a large representation in and is dominated by the automobile industry and related industries and tends to be more vulnerable to economic cycles than other states and the nation as a whole. As of August, 1995 Michigan's unemployment rate was 5.1%, as compared to the national rate of 5.6%. In March, 1994, Michigan voters approved changes to the tax system resulting in, among other things, an increase in the sales tax rate, a reduction in the income tax rate and the creation of a statewide property tax.

Michigan's general obligation debt is rated A1, AA and AA, by Moody's, S&P and Fitch, respectively.

MICHIGAN TAXES. The Michigan Fund has received an opinion from Butzel Long, special Michigan tax counsel to the Michigan Fund, to the effect that shareholders of the Michigan Fund who are subject to the Michigan state income tax, municipal income tax or single business tax will not be subject to such taxes on their Michigan Fund dividends to the extent that such distributions are exempt-interest dividends for federal income tax purposes and are attributable to interest on obligations held by the Michigan Portfolio and allocated to the Michigan Fund which is exempt from regular federal income tax, is not a tax preference item under the federal alternative minimum tax and is exempt from Michigan State and City income taxes, Michigan single business tax and in the form of an investment exempt from the Michigan intangibles tax ("Michigan tax-exempt obligations"). Other distributions with respect to shares of the Michigan Fund including, but not limited to, long or short-term capital gains, will be subject to the Michigan income tax or single business tax and may be subject to the city income taxes imposed by certain Michigan cities. The opinion also provides that shares of the Michigan Fund will be exempt from the Michigan intangibles tax to the extent the Michigan Portfolio's assets consist of Michigan tax-exempt obligations and any other securities or obligations that are exempt from the Michigan intangibles tax.

MINNESOTA. Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system unusually sensitive to economic conditions. Economic and State fiscal conditions have improved. As of August 1995, the State unadjusted unemployment rate was 2.6% compared with a national rate of 5.6%. Unaudited information indicates that the State ended fiscal year 1995 with a General Fund balance of $921 million.

The State's general obligation bonds are rated Aa1, AA+ and AAA, by Moody's, S&P and Fitch, respectively. In March 1993, S&P revised the outlook on Minnesota debt from Negative to Stable.

MINNESOTA TAXES. In the opinion of Faegre & Benson, special Minnesota tax counsel to the Fund, provided that the Fund qualifies as a "regulated investment company" under the Code and subject to the discussion in the paragraph below, exempt-interest dividends paid by the Fund will be exempt from the regular Minnesota personal income tax imposed on individuals, estates and trusts that are subject to Minnesota taxation to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under section 852(b)(5) of the Internal Revenue Code which are derived from interest income on tax-exempt obligations of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies or instrumentalities ("Minnesota Sources"); provided, however, such exemption from the regular Minnesota personal income tax is available only if the portion of the exempt-interest dividends from such Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest dividends that are paid by the Fund. For this purpose, provided that the Portfolio is taxed federally as a partnership and not as a corporation, the Fund will be treated as owning its proportionate share of the assets of the Portfolio and the income derived from such assets. The Fund and the Portfolio intend to invest their respective assets so that each will meet the 95% test. However, if the 95% test is not met, all exempt-interest dividends that are paid by the Fund will be subject to the regular Minnesota personal income tax. Even if the 95% test is met, to the extent that exempt-interest dividends paid by the Fund are not derived from the Minnesota Sources referred to in the first sentence of this paragraph, they will be subject to the regular Minnesota personal income tax. Other distributions of the Fund, including distributions derived from net short-term and long-term capital gains, are generally not exempt from the regular Minnesota personal income tax imposed on individuals, estates and trusts.

Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, including obligations of the Minnesota Sources described above, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and other remedies apply for previous taxable years. The United States Supreme Court recently denied certiorari in an Ohio case which upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers was subject to tax. However, it cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be.


Minnesota imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayers' federal alternative minimum taxable income. Accordingly, exempt-interest dividends that constitute tax preference items for purposes of the federal alternative minimum tax, even though they are derived from the Minnesota Sources described above, will be included in the base upon which such Minnesota alternative minimum tax is computed. In addition, the entire portion of exempt-interest dividends that is derived from sources other than the Minnesota Sources described above also is subject to the Minnesota alternative minimum tax imposed on such individuals, estates and trusts. Furthermore, should the 95% test that is described above fail to be met, all of the exempt-interest dividends that are paid by the Fund, including all of those derived from the Minnesota Sources described above, will be subject to the Minnesota alternative minimum tax imposed on such shareholders.


Distributions from the Fund will be included in taxable income and in alternative minimum taxable income, for purposes of determining the Minnesota franchise tax imposed on corporations subject to Minnesota taxation. Such distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations, and partnerships.

Interest on indebtedness which is incurred and continued by an individual, a trust or an estate to purchase or carry shares of the Fund generally will not be deductible for regular Minnesota personal income tax purposes or Minnesota alternative minimum tax purposes.

NEW JERSEY. The fiscal year 1995 budget included total spending of $15.5 billion. However, the proposed fiscal year 1996 budget (for the fiscal period ending June 30, 1996) includes total spending of $15.987 billion, or a 3.14% increase over fiscal 1995. In addition, New Jersey has adopted a 10% personal income tax cut retroactive to January 1, 1995. Furthermore, on June 26, 1995, the New Jersey Legislature passed an additional 15% reduction to take effect January 1, 1996. State officials estimate the revenue loss resulting from these tax cuts at over $1 billion for fiscal 1996. To accommodate the tax cut, the fiscal 1996 budget would rely on non-recurring revenues and the use of prior years' surplus. Also a major focus of the spending reductions has been employer contributions to retiree health care and pension systems, which were cut by over $863 million in fiscal 1995. There can be no assurance that the tax cuts will not have an adverse impact on the State's finances and the demand for municipal bonds in the State.

New Jersey's general obligation debt is rated Aa1, AA+ and AA+ by Moody's, S&P and Fitch, respectively.

NEW JERSEY TAXES. The New Jersey Fund intends to satisfy New Jersey's statutory requirements for treatment as a "Qualified Investment Fund." The Fund has obtained an opinion of its special tax counsel, Wilentz, Goldman & Spitzer, P.A., that, provided the New Jersey Fund limits its investments to those described in this Prospectus and otherwise satisfies such statutory requirements, shareholders of the New Jersey Fund which are individuals, estates or trusts will not be required to include in their New Jersey gross income distributions from the New Jersey Fund that are attributable to interest or gain realized by the New Jersey Fund from obligations the interest on which is exempt from regular federal income tax, is not a tax preference item under the federal minimum tax and is exempt from New Jersey State personal income tax or other obligations statutorily free from New Jersey taxation. However, with regard to corporate shareholders, such counsel is also of the opinion that distributions from the New Jersey Fund will not be excluded from net income and shares of the New Jersey Fund will not be excluded from investment capital in determining New Jersey corporation business (franchise) and corporation income taxes for corporate shareholders.

PENNSYLVANIA. Pennsylvania has long had a large representation in the steel, mining and manufacturing industries and adverse conditions in those or other significant industries within Pennsylvania may from time to time have a correspondingly adverse effect on specific issuers within Pennsylvania or on anticipated revenue to the Commonwealth. In recent years Pennsylvania's economy has become more diversified with major new sources of growth in the service sector, including trade, medical and the health services, education and financial institutions. The unadjusted unemployment rate for Pennsylvania was 5.5% for August 1995 versus the national rate of 5.6%.

The Governor's fiscal year 1996 budget contained no new taxes and proposed numerous cost reduction programs. Under the 1996 budget, state spending increased 2.3% over fiscal year 1995 appropriations. The fiscal year 1996 budget included tax reductions of approximately $214.8 million. The State Tax Stabilization Reserve Fund had a balance at March 31, 1995 of $65.3 million. The fiscal year 1996 budget projects a $3.2 million fiscal year-end unappropriated surplus.

Pennsylvania's general obligation debt is rated "AA-" by S&P and Fitch and "A1" by Moody's.

PENNSYLVANIA TAXES. Interest derived by the Pennsylvania Fund from obligations which are statutorily free from taxation in Pennsylvania ("Exempt Obligations") are not taxable on pass through to shareholders for purposes of the Pennsylvania personal income tax. The term "Exempt Obligations" includes (i) those obligations issued by the Commonwealth of Pennsylvania and its political subdivisions, agencies and instrumentalities, the interest from which is statutorily free from state taxation in the Commonwealth of Pennsylvania, and
(ii) certain qualifying obligations of U.S. territories and possessions, or U.S. Government obligations. Distributions attributable to most other sources, including capital gains, will not be exempt from Pennsylvania personal income tax.

Corporate shareholders that are subject to the Pennsylvania corporate net income tax will not be subject to corporate net income tax on distributions of interest made by the Pennsylvania Fund, provided such distributions are attributable to Exempt Obligations. Distributions of capital gain attributable to Exempt Obligations are subject to the Pennsylvania corporate net income tax. An investment in the Pennsylvania Fund is also exempt from the Pennsylvania Gross Premiums tax.

Shares of the Pennsylvania Fund which are held by individual shareholders who are Pennsylvania residents and subject to the Pennsylvania county personal property tax will be exempt from such tax to the extent that the obligations held by the Pennsylvania Portfolio consist of Exempt Obligations on the annual assessment date. Corporations are not subject to Pennsylvania personal property taxes.

For individual shareholders who are residents of the City of Philadelphia, distributions of interest derived from Exempt Obligations will not be taxable for purposes of the Philadelphia School District Investment Net Income Tax ("Philadelphia School District Tax"), provided that the Pennsylvania Portfolio reports to its investors the percentage of Exempt Obligations held by it for the year. The Pennsylvania Portfolio will report such percentage to its investors.

TEXAS. Employment in Texas continued to expand during the 1990s. During August 1995, non-farm employment in Texas reached 8.92 million. Over the past year, Texas has gained more than 126,000 jobs, an increase of 1.4%, with most of the growth occurring in the services and trade sectors of the economy. Texas mining employment (which is 95% oil and gas) has, however, experienced a slight decline of 4.7%. Unemployment as of August, 1995 was 6.7% versus the national rate of 5.6%.

The State finished the fiscal year ended August 31, 1994 with a 200 million operating deficit in the General Revenue Fund. However, there was still a $587 million balance in the General Revenue Fund, or 3.2% of expenditures.

General obligations of Texas are rated AA, AA and AA+ by S&P, Moody's and Fitch, respectively. Both S&P and Fitch have a stable outlook for the State.

TEXAS TAXES. Texas does not impose a state income tax on individuals. To the extent that distributions from the Texas Fund are included in a corporate shareholder's surplus, they will be subject to the Texas franchise tax that is based on net worth.

PUERTO RICO. The economy of Puerto Rico is dominated by the manufacturing and service sectors. Although the economy of Puerto Rico expanded significantly from fiscal 1984 through fiscal 1990, the rate of this expansion slowed during fiscal years 1991, 1992 and 1993. Growth in fiscal 1994 will depend on several factors, including the state of the U.S. economy and the relative stability in the price of oil, the exchange rate of the U.S. dollar and the cost of borrowing. Although the Puerto Rico unemployment rate has declined substantially since 1985, the seasonally adjusted unemployment rate for June, 1995 was approximately 13.9%. The North American Free Trade Agreement (NAFTA), which became effective January 1, 1994, could lead to the loss of Puerto Rico's lower salaried or labor intensive jobs to Mexico.

S&P rates Puerto Rico general obligations debt A, while Moody's rates it Baa1; these ratings have been in place since 1956 and 1976, respectively. Reliance on nonrecurring revenues and economic weakness led S&P to change its outlook from stable to negative.

[LOGO]
EATON VANCE
=================
     MUTUAL FUNDS



EV MARATHON MUNICIPAL FUNDS
--------------------------------------------------------------------------------

PROSPECTUS

DECEMBER 1, 1995



EV MARATHON ARIZONA MUNICIPALS FUND
EV MARATHON COLORADO MUNICIPALS FUND
EV MARATHON CONNECTICUT MUNICIPALS FUND
EV MARATHON MICHIGAN MUNICIPALS FUND
EV MARATHON MINNESOTA MUNICIPALS FUND
EV MARATHON NEW JERSEY MUNICIPALS FUND
EV MARATHON PENNSYLVANIA MUNICIPALS FUND
EV MARATHON TEXAS MUNICIPALS FUND


EV MARATHON
MUNICIPAL FUNDS
24 FEDERAL STREET
BOSTON, MA 02110
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENT ADVISER
Boston Management and Research, 24 Federal Street, Boston, MA 02110

FUND ADMINISTRATOR
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265


CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104
(800) 262-1122


AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110
                                                                    M-TFC12/1P

                         EV TRADITIONAL MUNICIPAL FUNDS

                   EV TRADITIONAL CONNECTICUT MUNICIPALS FUND
                   EV TRADITIONAL NEW JERSEY MUNICIPALS FUND
                  EV TRADITIONAL PENNSYLVANIA MUNICIPALS FUND

                            SUPPLEMENT TO PROSPECTUS
                                     DATED
                                DECEMBER 1, 1995

                  Currently, as a matter of fundamental policy, each Fund may not invest more than 20% of its net assets in obligations the interest on which is a tax preference item under the federal alternative minimum tax ("AMT obligations"). Each Fund has submitted a proposal to its shareholders to amend the foregoing policy to permit unlimited investment in AMT obligations. Shareholders will consider this proposal at shareholder meetings to be held December 8, 1995 (or an adjournment thereof). UNTIL SUCH TIME AS THE PROPOSAL IS APPROVED, THE FIRST SENTENCE OF THE FIRST PARAGRAPH UNDER "HOW THE FUNDS AND PORTFOLIOS INVEST THEIR ASSETS" IS REPLACED WITH THE FOLLOWING:

                           Each Fund seeks to achieve its investment objective by investing either directly or indirectly through another open-end management investment company primarily (i.e., at least 80% of its net assets during periods of normal market conditions) in debt obligations issued by or on behalf of its corresponding State and its political subdivisions, and the governments of Puerto Rico, the U.S. Virgin Islands and Guam, the interest on which is exempt from regular Federal income tax, is not a tax preference item under the Federal alternative minimum tax and is exempt from the State taxes set forth under "The Funds' Investment Objectives."


December 1, 1995                                                          T-3PS

                                 EV TRADITIONAL
                                MUNICIPAL FUNDS
------------------------------------------------------------------------------


                  EV TRADITIONAL CONNECTICUT MUNICIPALS FUND
                  EV TRADITIONAL NEW JERSEY MUNICIPALS FUND
                 EV TRADITIONAL PENNSYLVANIA MUNICIPALS FUND

THE EV TRADITIONAL MUNICIPAL FUNDS (THE "FUNDS") ARE MUTUAL FUNDS SEEKING TO PROVIDE CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX AND THE STATE TAXES DESCRIBED UNDER "THE FUNDS" INVESTMENT OBJECTIVES" IN THIS PROSPECTUS. EACH FUND INVESTS ITS ASSETS IN A CORRESPONDING NON-DIVERSIFIED OPEN-END INVESTMENT COMPANY (A "PORTFOLIO") HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND, RATHER THAN BY DIRECTLY INVESTING IN AND MANAGING ITS OWN PORTFOLIO OF SECURITIES AS WITH HISTORICALLY STRUCTURED MUTUAL FUNDS. EACH FUND IS A SERIES OF EATON VANCE MUNICIPALS TRUST (THE "TRUST").

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Funds involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.

This combined Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A combined Statement of Additional Information dated December 1, 1995 for the Funds, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available without charge from the Funds' principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The Portfolios' investment adviser is Boston Management and Research (the "Investment Adviser"), a wholly-owned subsidiary of Eaton Vance Management, and Eaton Vance Management is the administrator (the "Administrator") of the Funds. The offices of the Investment Adviser and the Administrator are located at 24 Federal Street, Boston, MA 02110.

AS OF THE DATE OF THIS COMBINED PROSPECTUS, A FUND MAY NOT BE AVAILABLE FOR PURCHASE IN CERTAIN STATES. PLEASE CONTACT THE PRINCIPAL UNDERWRITER OR YOUR BROKER FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

                                              PAGE                                                        PAGE
Shareholder and Fund Expenses                   2    How to Redeem Fund Shares                             13
The Funds' Financial Highlights                 3    Reports to Shareholders                               14
The Funds' Investment Objectives                4    The Lifetime Investing Account/Distribution
How the Funds and the Portfolios Invest                Options                                             14
  their Assets                                  4    The Eaton Vance Exchange Privilege                    15
Organization of the Funds and the Portfolios    8    Eaton Vance Shareholder Services                      16
Management of the Funds and the Portfolios      9    Distributions and Taxes                               17
Service Plans                                  11    Performance Information                               18
Valuing Fund Shares                            11    Statement of Intention and Escrow Agreement           18
How to Buy Fund Shares                         12    Appendix -- State Specific Information                20

--------------------------------------------------------------------------------------------------------------

                       PROSPECTUS DATED DECEMBER 1, 1995

SHAREHOLDER AND FUND EXPENSES
---------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
---------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)                       3.75%
Sales Charges Imposed on Reinvested Distributions                                                    None
Fees to Exchange Shares                                                                              None
Contingent Deferred Sales Charges (on purchases of $1 million or more) Imposed on
  Redemptions During the First Twelve Months (as a percentage of redemption proceeds exclusive of all reinvestments and capital appreciation in the
  account)                                                                                          0.50%

ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES
 (as a percentage of average daily net assets)


  ----------------------------------------------------------------------------------------------------------------
                                                                  CONNECTICUT      NEW JERSEY      PENNSYLVANIA
                                                                     FUND             FUND             FUND
  ----------------------------------------------------------------------------------------------------------------
 Investment Adviser Fee                                              0.44%            0.47%            0.45%
  Rule 12b-1 Service Fees (Service Plan)                             0.01             0.01             0.01
  Other Expenses                                                     0.06             0.02             0.00
                                                                     ----             ----             ----
      Total Operating Expenses                                       0.51%            0.50%            0.46%
                                                                     ====             ====             ====

  EXAMPLE
  ----------------------------------------------------------------------------------------------------------------
  An investor would pay the following maximum initial sales charge and expenses)
  on a $1,000 investment, assuming (a) 5% annual return and (b) redemption at the end of each period:
  ----------------------------------------------------------------------------------------------------------------
                                                                  CONNECTICUT      NEW JERSEY      PENNSYLVANIA
                                                                     FUND             FUND             FUND
  ----------------------------------------------------------------------------------------------------------------
   1 Year                                                             $43              $42              $42
   3 Years                                                             53               53               52
   5 Years                                                             65               64               62
  10 Years                                                             99               98               93

NOTES:

The table and Example summarize the aggregate expenses of the Funds and the Portfolios and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in a Fund. Information for each Fund is based on its expenses for the most recent fiscal year. Absent an expense allocation, Other Expenses of the following funds would have been the following percentage of average daily net assets: Connecticut Fund Other Expenses would have been 3.00%; New Jersey Fund Other Expenses would have been 1.97%; and Pennsylvania Fund Other Expenses would have been 2.61%.

Each Fund invests exclusively in its corresponding Portfolio. The Trustees believe the aggregate per share expenses of a Fund and its corresponding Portfolio should approximate, and over time may be less than, the per share expenses the Fund would incur if the Fund were instead to retain the services of an investment adviser and its assets were invested directly in the type of securities being held by its corresponding Portfolio.

The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Federal regulations require the Example to assume a 5% annual return, but actual return will vary. For further information regarding the expenses of the Funds and the Portfolios see "The Funds" Financial Highlights", "Organization of the Funds and the Portfolios", "Management of the Funds and the Portfolios" and "How to Redeem Fund Shares".

If shares of a Fund are purchased at net asset value with no initial sales charge by virtue of the purchase having been in the amount of $1 million or more and are redeemed within 12 months of purchase, a contingent deferred sales charge of 0.50% will be imposed on such redemption. See "How to Buy Fund Shares," "How to Redeem Fund Shares" and "Eaton Vance Shareholder Services."

Each Portfolio's monthly advisory fee has two components, a fee based on daily net assets and a fee based on daily gross income, as set forth in the fee schedule on page 10.


Other investment companies with different distribution arrangements and fees are investing in the Portfolios and others may do so in the future. See "Organization of the Funds and the Portfolios".

THE FUNDS' FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

The following information should be read in conjunction with the audited financial statements included in the Fund's annual report to shareholders which is incorporated by reference into the Statement of Additional Information in reliance upon the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. Further information regarding the performance of a Fund is contained in its annual report to shareholders which may be obtained without charge by contacting the Principal Underwriter, Eaton Vance Distributors, Inc.

-------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED JULY 31,
                                                            -------------------------------------------------------------
                                                            CONNECTICUT FUND      NEW JERSEY FUND      PENNSYLVANIA FUND
                                                            -----------------    ------------------    ------------------
                                                             1995      1994*      1995       1994*      1995       1994*
                                                            -------   -------    -------    -------    -------    -------
NET ASSET VALUE, beginning of period                        $10.100   $10.000    $ 9.940    $10.000    $10.050    $10.000
                                                            -------   -------    -------    -------    -------    -------
INCOME FROM OPERATIONS:
  Net investment income                                     $ 0.553   $ 0.153    $ 0.576    $ 0.161    $ 0.577    $ 0.044
  Net realized and unrealized gain (loss) on investments      0.012     0.111      0.054     (0.044)++  (0.062)++   0.104
                                                            -------   -------    -------    -------    -------    -------
    Total income from operations                            $ 0.565   $ 0.264    $ 0.630    $ 0.117    $ 0.515    $ 0.148
                                                            -------   -------    -------    -------    -------    -------
LESS DISTRIBUTIONS:
  From net investment income                                $(0.553)  $(0.153)   $(0.576)   $(0.161)   $(0.577)   $(0.044)
  In excess of net investment income                         (0.022)   (0.011)    (0.014)    (0.016)    (0.008)    (0.054)
                                                            -------   -------    -------    -------    -------    -------
    Total distributions                                     $(0.575)  $(0.164)   $(0.590)   $(0.177)   $(0.585)   $(0.098)
                                                            -------   -------    -------    -------    -------    -------
NET ASSET VALUE, end of period                              $10.090   $10.100    $ 9.980    $ 9.940    $ 9.980    $10.050
                                                            =======   =======    =======    =======    =======    =======
TOTAL RETURN(1)                                               5.89%     2.66%      6.62%      1.19%      5.41%      1.49%

RATIOS/SUPPLEMENTAL DATA**:
  Net assets, end of period  (000 omitted)                  $ 1,115   $   163    $ 1,712    $   296    $ 1,487    $    95
  Ratio of net expenses to average daily net assets(2)        0.51%     0.48%+     0.50%      0.43%+     0.46%      1.69%+
  Ratio of net investment income to average daily net assets  5.46%     4.83%+     5.65%      4.11%+     5.58%      2.76%+

**  For the periods indicated, the operating expenses of the Funds reflect an allocation of expenses to the Administrator.
    Had such actions not been taken, net investment income (loss) per share and the ratios would have been:

  NET INVESTMENT INCOME (LOSS) PER SHARE                    $ 0.249   $(0.045)   $ 0.375    $(0.237)   $ 0.307    $(0.258)
                                                            =======   =======    =======    =======    =======    =======
  RATIOS (As a percentage of average daily net assets):
    Expenses(2)                                               3.51%     6.73%+     2.47%     10.59%+     3.07%      20.95%+
    Net investment income (loss)                              2.46%    (1.42)%+    3.68%    (6.05)%+     2.97%    (16.50)%+

Footnotes:
----------
 *  For the Connecticut, New Jersey and Pennsylvania Funds, the Financial Highlights are for the period from the start of business, April 19, 1994, April 13, 1994 and June 1, 1994, respectively, to July 31, 1994.
 +  Annualized.
++  The per share amount is not in accord with the net realized and unrealized gain for the period because of the timing of sales of Fund shares, and the amount of per share realized and unrealized gains and losses at such time.
(1) Total return is calculated assuming purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.
(2) Includes the Fund's share of its corresponding Portfolio's allocated expenses.


THE FUNDS' INVESTMENT OBJECTIVES
------------------------------------------------------------------------------
The investment objective of each Fund is set forth below. Each Fund seeks to meet its investment objective by investing its assets in a separate corresponding open-end management investment company (a "Portfolio") which invests primarily in municipal obligations (as described below) which are rated at least investment grade by a major rating agency or, if unrated, determined to be of at least investment grade quality by the Investment Adviser. Each Portfolio has the same investment objective as its corresponding Fund.

EV TRADITIONAL CONNECTICUT MUNICIPALS FUND (the "Connecticut Fund") seeks to provide current income exempt from regular federal income tax and Connecticut State personal income taxes. The Connecticut Fund seeks to meet its objective by investing its assets in the Connecticut Municipals Portfolio (the "Connecticut Portfolio").

EV TRADITIONAL NEW JERSEY MUNICIPALS FUND (the "New Jersey Fund") seeks to provide current income exempt from regular federal income tax and New Jersey State personal income taxes. The New Jersey Fund seeks to meet its objective by investing its assets in the New Jersey Municipals Portfolio (the "New Jersey Portfolio").

EV TRADITIONAL PENNSYLVANIA MUNICIPALS FUND (the "Pennsylvania Fund") seeks to provide current income exempt from regular federal income tax and Pennsylvania State and local taxes in the form of an investment exempt from Pennsylvania personal property taxes. The Pennsylvania Fund seeks to meet its objective by investing its assets in the Pennsylvania Municipals Portfolio (the "Pennsylvania Portfolio").

HOW THE FUNDS AND THE PORTFOLIOS INVEST THEIR ASSETS
------------------------------------------------------------------------------

EACH FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING EITHER DIRECTLY OR INDIRECTLY THROUGH ANOTHER OPEN-END MANAGEMENT INVESTMENT COMPANY PRIMARILY (I.E., AT LEAST 80% OF ITS NET ASSETS DURING PERIODS OF NORMAL MARKET CONDITIONS) IN MUNICIPAL OBLIGATIONS, THE INTEREST ON WHICH IS EXEMPT FROM REGULAR FEDERAL INCOME TAX AND FROM THE STATE TAXES WHICH, IN ACCORDANCE WITH ITS INVESTMENT OBJECTIVE, THE FUND SEEKS TO AVOID. The foregoing policy is a fundamental policy of each Fund and its corresponding Portfolio and may not be changed unless authorized by a vote of the Fund's shareholders or that Portfolio's investors, as the case may be.

At least 75%, 80% and 70% of the net assets of the Connecticut Portfolio, New Jersey Portfolio and Pennsylvania Portfolio, respectively, will normally be invested in obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by either Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, Inc. ("Fitch")) or, if unrated, determined by the Investment Adviser to be of at least investment grade quality. The balance of each Portfolio's net assets may be invested in municipal obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and unrated municipal obligations considered to be of comparable quality by the Investment Adviser. Municipal obligations rated Baa or BBB may have speculative characteristics. Also, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated obligations. Securities rated below Baa or BBB are commonly known as "junk bonds". A Portfolio may retain an obligation whose rating drops below B after its acquisition if such retention is considered desirable by the Investment Adviser. See "Risk Considerations." For a description of municipal obligation ratings, see the Statement of Additional Information.

MUNICIPAL OBLIGATIONS. Municipal obligations include bonds, notes and commercial paper issued by a municipality for a wide variety of both public and private purposes, the interest on which is, in the opinion of bond counsel, exempt from regular federal income tax. Public purpose municipal bonds include general obligation and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility. Municipal notes include bond anticipation, tax anticipation and revenue anticipation notes. Bond, tax and revenue anticipation notes are short-term obligations that will be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue, respectively. Under normal market conditions, a Portfolio will invest at least 65% of its total assets in obligations issued by its respective State or its political subdivisions.


Interest income from certain types of municipal obligations may be subject to the federal alternative minimum tax for individual investors. As at July 31, 1995, the Portfolios had invested in such obligations as follows (as a percentage of net assets): Connecticut Portfolio (7.5%); New Jersey Portfolio (18.8%); and Pennsylvania Portfolio (18.2%). At July 31, 1995, the Portfolios limited their investment in obligations subject to the federal alternative minimum tax to not more than 20% of net assets. The Portfolios are no longer subject to such limitation. Distributions to corporate investors of certain interest income may also be subject to the federal alternative minimum tax.

CONCENTRATION. Each Portfolio will concentrate its investments in municipal obligations issued by its respective State and that State's political subdivisions. Each Portfolio is, therefore, more susceptible to factors adversely affecting issuers in one State than mutual funds which do not concentrate in a specific State. Municipal obligations of issuers in a single State may be adversely effected by economic developments and by legislation and other governmental activities in that State. To the extent that a Portfolio's assets are concentrated in municipal obligations of issuers of a single State, that Portfolio may be subject to an increased risk of loss. Each Portfolio may also invest in obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. See the Appendix to this Prospectus for a description of economic and other factors relating to the States and Puerto Rico.

In addition, each Portfolio may invest 25% or more of its total assets in municipal obligations of the same type, including, without limitation, the following: lease rental obligations of State and local authorities; obligations of State and local housing finance authorities, municipal utilities systems or public housing authorities; obligations of hospitals or life care facilities; or industrial development or pollution control bonds issued for electric utility systems, steel companies, paper companies or other purposes. This may make a Portfolio more susceptible to adverse economic, political, or regulatory occurrences affecting a particular category of issuer. For example, health care-related issuers are susceptible to medicaid reimbursement policies, and national and state health care legislation. As a Portfolio's concentration increases, so does the potential for fluctuation in the value of the corresponding Fund's shares.

NON-DIVERSIFIED STATUS. Each Portfolio's classification under the Investment Company Act of 1940 (the "1940 Act") as a "non-diversified" investment company allows it to invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in the securities of any issuer. A Portfolio is likely to invest a greater percentage of its assets in the securities of a single issuer than would a diversified fund. Therefore, a Portfolio would be more susceptible to any single adverse economic or political occurrence or development affecting issuers of the relevant State's municipal obligations.


OTHER INVESTMENT PRACTICES
Each Portfolio may engage in the following investment practices, some of which may be considered to involve "derivative" instruments because they derive their value from another instrument, security or index. In addition, each Portfolio may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.

WHEN-ISSUED SECURITIES. Each Portfolio may purchase securities on a "when-issued" basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. However, the market value of the securities may fluctuate prior to delivery and upon delivery the securities may be worth more or less than a Portfolio agreed to pay for them. Each Portfolio may also purchase instruments that give the Portfolio the option to purchase a municipal obligation when and if issued.

INVERSE FLOATERS. Each Portfolio may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a Portfolio when short-term interest rates rise, and increase the interest paid to the Portfolio when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is new and relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Inverse floaters are leveraged because they provide two or more dollars of bond market exposure for every dollar invested.

FUTURES TRANSACTIONS. Each Portfolio may purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates. The futures contracts may be based on various debt securities (such as U.S. Government securities), securities indices (such as the Municipal Bond Index traded on the Chicago Board of Trade) and other financial instruments and indices. Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed a Portfolio's initial investment in these contracts. A Portfolio may not purchase or sell futures contracts or related options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of margin deposits and premiums paid on the Portfolio's outstanding positions would exceed 5% of the market value of the Portfolio's net assets. These transactions involve transaction costs. There can be no assurance that the Investment Adviser's use of futures will be advantageous to a Portfolio. Distributions by a Fund of any gains realized on its corresponding Portfolio's transactions in futures and options on futures will be taxable.

INSURED OBLIGATIONS. Each Portfolio may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce a Fund's current yield. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance does not guarantee the market value of the insured obligations or the net asset value of a Fund's shares.

RISK CONSIDERATIONS
Many municipal obligations offering current income are in the lowest investment grade category (Baa or BBB), lower categories or may be unrated. As indicated above, each Portfolio may invest in municipal obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and comparable unrated obligations. The lowest investment grade, lower rated and comparable unrated municipal obligations in which a Portfolio may invest will have speculative characteristics in varying degrees. While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated municipal obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated municipal obligations are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates. The Investment Adviser seeks to minimize the risks of investing in below investment grade securities through professional investment analysis and attention to current developments in interest rates and economic conditions. When a Portfolio invests in lower rated or unrated municipal obligations, the achievement of the Portfolio's goals is more dependent on the Investment Adviser's ability than would be the case if the Portfolio were investing in municipal obligations in the higher rating categories.


Each Portfolio may retain defaulted obligations in its portfolio when such retention is considered desirable by the Investment Adviser. In the case of a defaulted obligation, a Portfolio may incur additional expense seeking recovery of its investment. Municipal obligations held by a Portfolio which are rated below investment grade but which, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the Investment Adviser to be of investment grade quality for purposes of the Portfolio's investment policies. A Portfolio may retain in its portfolio an obligation whose rating drops below B after its acquisition, if such retention is considered desirable by the Investment Adviser; provided, however, that holdings of obligations rated below Baa or BBB will not exceed 35% of net assets. In the event the rating of an obligation held by a Portfolio is downgraded, causing the Portfolio to exceed this limitation, the Investment Adviser will (in an orderly fashion within a reasonable period of time) dispose of such obligations as it deems necessary in order to comply with the Portfolio's credit quality limitations. For a description of municipal obligation ratings, see the Statement of Additional Information.


The net asset value of shares of a Fund will change in response to fluctuations in prevailing interest rates and changes in the value of the securities held by its corresponding Portfolio. When interest rates decline, the value of securities held by a Portfolio can be expected to rise. Conversely, when interest rates rise, the value of most portfolio security holdings can be expected to decline. Changes in the credit quality of the issuers of municipal obligations held by a Portfolio will affect the principal value of (and possibly the income earned on) on such obligations. In addition, the values of such securities are affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of a security and in the ability of the issuer to make payments of principal and interest may also affect the value of a Portfolio's investments. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as that made available by corporations whose securities are publicly traded. An investment in shares of a Fund will not constitute a complete investment program.

At times, a substantial portion of the Portfolio's assets may be invested in securities as to which the Portfolio, by itself or together with other accounts managed by the Investment Adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Portfolio could find it more difficult to sell such securities when the Investment Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Portfolio's net asset value.


The secondary market for some municipal obligations issued within a State (including issues which are privately placed with a Portfolio) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No Portfolio will invest in illiquid securities if more than 15% of its net assets would be invested in securities that are not readily marketable. No established resale market exists for certain of the municipal obligations in which a Portfolio may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, a Portfolio may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

Certain securities held by the Portfolio may permit the issuer at its option to "call", or redeem, its securities. If an issuer redeems securities held by the Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.


Some of the securities in which a Portfolio invests may include so-called "zero-coupon" bonds, whose values are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Each Portfolio is required to accrue and distribute income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus, a Portfolio may have to sell other investments to obtain cash needed to make income distributions.

Each Portfolio may invest in municipal leases, and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.
--------------------------------------------------------------------------------
  EACH FUND AND PORTFOLIO HAVE ADOPTED CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS WHICH ARE ENUMERATED IN DETAIL IN THE STATEMENT OF ADDITIONAL INFORMATION AND WHICH MAY NOT BE CHANGED UNLESS AUTHORIZED BY A SHAREHOLDER VOTE AND AN INVESTOR VOTE, RESPECTIVELY. EXCEPT FOR SUCH ENUMERATED RESTRICTIONS AND AS OTHERWISE INDICATED IN THIS PROSPECTUS, THE INVESTMENT OBJECTIVE AND POLICIES OF EACH FUND AND PORTFOLIO ARE NOT FUNDAMENTAL POLICIES AND ACCORDINGLY MAY BE CHANGED BY THE TRUSTEES OF THE TRUST AND THE PORTFOLIO WITHOUT OBTAINING THE APPROVAL OF A FUND'S SHAREHOLDERS OR THE INVESTORS IN THE CORRESPONDING PORTFOLIO, AS THE CASE MAY BE. IF ANY CHANGES WERE MADE IN A FUND'S INVESTMENT OBJECTIVE, THE FUND MIGHT HAVE INVESTMENT OBJECTIVES DIFFERENT FROM THE OBJECTIVE WHICH AN INVESTOR CONSIDERED APPROPRIATE AT THE TIME THE INVESTOR BECAME A SHAREHOLDER IN THE FUND.
--------------------------------------------------------------------------------

ORGANIZATION OF THE FUNDS AND THE PORTFOLIOS
------------------------------------------------------------------------------
EACH FUND IS A NON-DIVERSIFIED SERIES OF EATON VANCE MUNICIPALS TRUST (THE "TRUST"), A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED SEPTEMBER 30, 1985, AS AMENDED. THE TRUST IS A MUTUAL FUND -- AN OPEN-END MANAGEMENT INVESTMENT COMPANY. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series and because the Trust can offer separate series (such as the Funds) it is known as a "series company." Each share represents an equal proportionate beneficial interest in a Fund. When issued and outstanding, each Fund's shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Fund Shares." Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets available for distribution to shareholders.

EACH PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. The Portfolios, as well as the Trust, intend to comply with all applicable federal and state securities laws. Each Portfolio's Declaration of Trust provides that its corresponding Fund and other entities permitted to invest in that Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Funds nor their shareholders will be adversely affected by reason of the Funds investing in the Portfolios.

SPECIAL INFORMATION ON THE FUND/PORTFOLIO INVESTMENT STRUCTURE. An investor in a Fund should be aware that the Fund, unlike mutual funds which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing its assets in an interest in its corresponding Portfolio, which is a separate investment company with an identical investment objective (although the Fund may temporarily hold a de minimus amount of cash). Therefore, a Fund's interest in the securities owned by its corresponding Portfolio is indirect. In addition to selling an interest to its corresponding Fund, a Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in a Portfolio are not required to sell their shares at the same public offering price as the corresponding Fund due to variations in sales commissions and other operating expenses. Therefore, investors in a Fund should be aware that these differences may result in differences in returns experienced by investors in the various funds that invest in its corresponding Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. For information regarding the investment objective, policies and restrictions of the Portfolios, see "The Funds" Investment Objectives" and "How the Funds and the Portfolios Invest their Assets". Further information regarding investment practices may be found in the Statement of Additional Information.

The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of each Fund in its corresponding Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolios, and affords the potential for economies of scale for each Fund, at least when the assets of its corresponding Portfolio exceed $500 million.

A Fund may withdraw (completely redeem) all its assets from its corresponding Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of that Fund to do so. The investment objective and the nonfundamental investment policies of each Fund and Portfolio may be changed by the Trustees of the Trust and the Portfolio without obtaining the approval of the shareholders of that Fund or the investors in that Portfolio, as the case may be. Any such change of an investment objective will be preceded by thirty days' advance written notice to the shareholders of the Fund or the investors in the Portfolio, as the case may be. In the event a Fund withdraws all of its assets from its corresponding Portfolio, or the Board of Trustees of the Trust determines that the investment objective of such Portfolio is no longer consistent with the investment objective of the Fund, such Trustees would consider what action might be taken, including investing all the assets of such Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. A Fund's investment performance may be affected by a withdrawal of all its assets from its corresponding Portfolio.


Information regarding other pooled investment entities or funds which invest in a Portfolio may be obtained by contacting Eaton Vance Distributors, Inc. (the "Principal Underwriter" or "EVD"), 24 Federal Street, Boston, MA 02110, (617) 482-8260. Smaller investors in a Portfolio may be adversely affected by the actions of a larger investor investing in the Portfolio. For example, if a large investor withdraws from a Portfolio, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, a Portfolio may hold fewer securities, resulting in increased portfolio risk, and experience decreasing economies of scale. However, this possibility exists as well for historically structured mutual funds which have large or institutional investors.


Until recently, the Administrator sponsored and advised historically structured funds. Funds which invest all their assets in interests in a separate investment company are a relatively new development in the mutual fund industry and, therefore, the Funds may be subject to additional regulations than historically structured funds.

Each Portfolio's Declaration of Trust provides that the Portfolio will terminate 120 days after the complete withdrawal of a Fund or any other investor in the Portfolio, unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolios as partnerships for Federal income tax purposes. See "Distributions and Taxes" for further information. Whenever a Fund as an investor in a Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. A Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in a Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the corresponding Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

The Trustees of the Trust, including a majority of the noninterested Trustees, have approved written procedures designed to identify and address any potential conflicts of interest arising from the fact that the Trustees of the Trust and the Trustees of each Portfolio are the same. Such procedures require each Board to take action to resolve any conflict of interest between a Fund and its corresponding Portfolio, and it is possible that the creation of separate Boards may be considered. For further information concerning the Trustees and officers of each of the Trust and the Portfolios, see the Statement of Additional Information.

Although each Fund offers only its own shares of beneficial interest, it is possible that a Fund might become liable for a misstatement or omission in this Prospectus regarding another Fund because the Funds use this combined Prospectus. The Trustees of the Trust have considered this factor in approving the use of a combined Prospectus.

MANAGEMENT OF THE FUNDS AND THE PORTFOLIOS
------------------------------------------------------------------------------
EACH PORTFOLIO ENGAGES BOSTON MANAGEMENT AND RESEARCH ("BMR"), A WHOLLY-OWNED SUBSIDIARY OF EATON VANCE MANAGEMENT ("EATON VANCE"), AS ITS INVESTMENT ADVISER. EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931.

Acting under the general supervision of the Board of Trustees of each Portfolio, BMR manages each Portfolio's investments and affairs and furnishes for the use of each Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolios. Under its investment advisory agreement with a Portfolio, BMR receives a monthly advisory fee equal to the aggregate of

(a) a daily asset based fee computed by applying the annual asset rate applicable to that portion of the total daily net assets in each Category as indicated below, plus

(b) a daily income based fee computed by applying the daily income rate applicable to that portion of the total daily gross income (which portion shall bear the same relationship to the total daily gross income on such day as that portion of the total daily net assets in the same Category bears to the total daily net assets on such day) in each Category as indicated below:

                                                        ANNUAL         DAILY
  CATEGORY  DAILY NET ASSETS                          ASSET RATE    INCOME RATE
  ------------------------------------------------------------------------------
  1         up to $20 million                            0.100%        1.00%
  2         $20 million but less than $40 million        0.200%        2.00%
  3         $40 million but less than $500 millio        0.300%        3.00%
  4         $500 million but less than $1 billion        0.275%        2.75%
  5         $1 billion but less than $1.5 billion        0.250%        2.50%
  6         $1.5 billion but less than $2 billion        0.225%        2.25%
  7         $2 billion but less than $3 billion          0.200%        2.00%
  8         $3 billion and over                          0.175%        1.75%

Each Portfolio paid advisory fees for the fiscal year ended July 31, 1995 equivalent to the following annualized percentage of average daily net assets:

                                                 NET ASSETS AS OF
  PORTFOLIO                                      JULY 31, 1995     ADVISORY FEE
  ------------------------------------------------------------------------------
  Connecticut                                    $195,275,789         0.44%
  New Jersey                                      411,038,422         0.47%
  Pennsylvania                                    502,250,304         0.48%

BMR OR EATON VANCE ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF APPROXIMATELY $16 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly held holding company. Eaton Vance Corp., through its subsidiaries and affiliates, engages in investment management and marketing activities, fiduciary and banking services, oil and gas operations, real estate investment, consulting and management, and development of precious metals properties.

Nicole Anderes has acted as the portfolio manager of the Connecticut Portfolio since January, 1994. She joined Eaton Vance and BMR as a Vice President in January 1994. Prior to joining Eaton Vance, she was a Vice President and portfolio manager at Lazard Freres Asset Management (1992-1994) and a Vice President and Manager -- Municipal Research at Roosevelt & Cross (1978-1992).

Robert B. MacIntosh has acted as the portfolio manager of the New Jersey Portfolio since it commenced operations. Mr. MacIntosh has been a Vice President of Eaton Vance since 1991 and of BMR since 1992. Prior to joining Eaton Vance, he was a portfolio manager at Fidelity Management & Research Company (1986-1991).


Timothy T. Browse has acted as the portfolio manager of the Pennsylvania Portfolio since December 1, 1995. He has been a Vice President of Eaton Vance and of BMR since 1993 and an employee of Eaton Vance since 1992. Prior to joining Eaton Vance, he was a municipal bond trader at Fidelity Management & Research Company (1987-1992).


Municipal obligations are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. In selecting firms which will execute portfolio transactions, BMR judges their professional ability and quality of service and uses its best efforts to obtain execution at prices which are advantageous to the Portfolios and at reasonably competitive spreads. Subject to the foregoing, BMR may consider sales of shares of the Funds or of other investment companies sponsored by BMR or Eaton Vance as a factor in the selection of firms to execute portfolio transactions.

The Trust has retained the services of Eaton Vance to act as Administrator of the Funds. The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of each Fund by investing its assets in the corresponding Portfolio. As Administrator, Eaton Vance provides the Funds with general office facilities and supervises the overall administration of the Fund. For these services Eaton Vance currently receives no compensation. The Trustees of the Trust may determine, in the future, to compensate Eaton Vance for such services.

The Portfolios and the Funds, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by BMR under the investment advisory agreement, by Eaton Vance under the administrative services agreement, or by EVD under the distribution agreement.

SERVICE PLANS
--------------------------------------------------------------------------------
In addition to advisory fees and other expenses, each Fund pays service fees pursuant to a Service Plan (the "Plan") designed to meet the requirements of Rule 12b-1 under the 1940 Act and the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. EACH FUND'S PLAN PROVIDES THAT THE FUND MAY MAKE SERVICE FEE PAYMENTS FOR PERSONAL SERVICES AND/OR THE MAINTENANCE OF SHAREHOLDER ACCOUNTS TO THE PRINCIPAL UNDERWRITER, FINANCIAL SERVICE FIRMS ("AUTHORIZED FIRMS") AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR ANY FISCAL YEAR. The Trustees of the Trust have initially implemented each Fund's Plan by authorizing the Fund to make service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .20% of the Fund's average daily net assets for any fiscal year which is based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. However, each Fund's Plan authorizes the Trustees of the Trust on behalf of the Fund to increase payments to the Principal Underwriter, Authorized Firms and other persons from time to time without further action by shareholders of the Fund, provided that the aggregate amount of payments made to such persons under the Plan in any fiscal year of the Fund does not exceed .25% of the Fund's average daily net assets. For the fiscal year ended July 31, 1995, each Fund made service fee payments (as a percentage of average daily net assets) as follows: Connecticut Fund (0.01%); New Jersey Fund (0.01%); and Pennsylvania Fund (0.01%). The Plan is described further in the Statement of Additional Information.

VALUING FUND SHARES
--------------------------------------------------------------------------------
EACH FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Each Fund's net asset value per share is determined by its custodian, Investors Bank & Trust Company ("IBT"), (as agent for the Fund) in the manner authorized by the Trustees of the Trust. Net asset value is computed by dividing the value of a Fund's total assets, less its liabilities, by the number of shares outstanding. Because each Fund invests its assets in an interest in its corresponding Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).

Authorized Firms must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per Fund share and the public offering price based thereon. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter, which is a wholly-owned subsidiary of Eaton Vance.

Each Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio) based on market or fair value in the manner authorized by the Trustees of the Portfolio. Net asset value is computed by subtracting the liabilities of a Portfolio from the value of its total assets. Municipal obligations will normally be valued on the basis of valuations furnished by a pricing service. For further information regarding the valuation of the Portfolios' assets, see "Determination of Net Asset Value" in the Statement of Additional Information.

-----------------------------------------------------------------------------
  SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF FUND SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.
--------------------------------------------------------------------------------

HOW TO BUY FUND SHARES
--------------------------------------------------------------------------------
SHARES OF A FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR SECURITIES. Investors may purchase shares of a Fund through Authorized Firms at the effective public offering price, which price is based on the effective net asset value per share plus the applicable sales charge. A Fund receives the net asset value, while the sales charge is divided between the Authorized Firm and the Principal Underwriter. The Principal Underwriter will furnish the names of Authorized Firms to an investor upon request. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm. A Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares. Shares of each Fund are offered for sale only in States where such shares may be legally sold.

The sales charge may vary depending on the size of the purchase and the number of shares of Eaton Vance funds the investor may already own, any arrangement to purchase additional shares during a 13-month period or special purchase programs. Complete details of how investors may purchase shares at reduced sales charges under a Statement of Intention or Right of Accumulation are available from Authorized Firms or from the Principal Underwriter.


The current sales charges and dealer commissions are:

                                                                   SALES CHARGE          SALES CHARGE          DEALER COMMISSION
AMOUNT OF                                                          AS PERCENTAGE OF      AS PERCENTAGE OF      AS PERCENTAGE OF
PURCHASE                                                           OFFERING PRICE        AMOUNT INVESTED       OFFERING PRICE
-------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                                                  3.75%                 3.90%                 4.00%
$50,000 but less than $100,000                                     2.75%                 2.83%                 3.00%
$100,000 but less than $250,000                                    2.25%                 2.30%                 2.50%
$250,000 but less than $500,000                                    1.75%                 1.78%                 2.00%
$500,000 but less than $1,000,000                                  1.25%                 1.27%                 1.50%
$1,000,000 or more                                                 0.00%*                0.00%*                0.50%

*No sales charge is payable at the time of purchase on investments of $1 million or more. A contingent deferred sales charge ("CDSC") of 0.50% will be imposed on such investments (as described below) in the event of certain redemptions within 12 months of purchase. Such purchases made before March 27, 1995 will be subject to a CDSC of 1% in the event of certain redemptions within 18 months of purchase.

The Principal Underwriter may at times allow discounts up to the full sales charge. During periods when the discount includes the full sales charge, Authorized Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933. The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives sell or are expected to sell significant amounts of shares.

An initial investment in a Fund must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Funds' transfer agent (the "Transfer Agent") as follows: First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services".


Shares of a Fund may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds, including the Portfolios; to officers and employees and clients of Eaton Vance and its affiliates; to registered representatives and employees of Authorized Firms; and bank employees who refer customers to registered representatives of Authorized Firms; and to such persons' spouses and children under the age of 21 and their beneficial accounts. Shares may also be issued at net asset value (1) in connection with the merger of an investment company with a Fund, (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the Investment Adviser provides multiple investment services, such as management, brokerage and custody, (3) where the amount invested represents redemption proceeds from a mutual fund unaffiliated with Eaton Vance, if the redemption occurred no more than 60 days prior to the purchase of Fund shares and the redeemed shares were subject to a sales charge, and (4) to an investor making an investment through an investment adviser, financial planner, broker or other intermediary that charges a fee for its services and has entered into an agreement with a Fund or its Principal Underwriter.

ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Administrator, in exchange for Fund shares at the applicable public offering price as shown above. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold by IBT as agent for the account of their owner on the day of their receipt by IBT or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable public offering price per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.

Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

    IN THE CASE OF BOOK ENTRY:
    Deliver through Depository Trust Co.
    Broker #2212
    Investors Bank & Trust Company
    For A/C EV Traditional [State name] Municipals Fund

    IN THE CASE OF PHYSICAL DELIVERY:
    Investors Bank & Trust Company
    Attention: EV Traditional [State name] Municipals Fund
    Physical Securities Processing Settlement Area
    89 South Street
    Boston, MA 02111


Investors who are contemplating an exchange of securities for shares of a Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities to IBT. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, State and local tax consequences of exchanging securities for Fund shares.

--------------------------------------------------------------------------------
  IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.
--------------------------------------------------------------------------------

HOW TO REDEEM FUND SHARES
--------------------------------------------------------------------------------

A SHAREHOLDER MAY REDEEM FUND SHARES BY DELIVERING TO FIRST DATA INVESTOR SERVICES GROUP, BOS725, P.O. BOX 1559, BOSTON, MASSACHUSETTS 02104, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. The redemption price will be based on the net asset value per share of the applicable Fund next computed after such delivery. Good order means that all relevant documents must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission and acceptable to First Data Investor Services Group. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

Within seven days after receipt of a redemption request in good order by First Data Investor Services Group, a Fund will make payment in cash for the net asset value of the shares as of the date determined above and reduced by the amount of any federal income tax required to be withheld. Although each Fund normally expects to make payment in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of a Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn by that Fund from its corresponding Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.


To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after EVD, as the Funds' agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to EVD. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

If shares were recently purchased, the proceeds of redemption (or repurchase) will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions or repurchases may result in a taxable gain or loss.

Due to the high cost of maintaining small accounts, each Fund reserves the right to redeem accounts with balances of less than $1,000. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. Thus, an investor making an initial investment of $1,000 would not be able to redeem shares without being subject to this policy. However, no such redemption would be required if the cause of the low account balance was a reduction in the net asset value of Fund shares.


If shares have been purchased at net asset value with no initial sales charge by virtue of the purchase having been in the amount of $1 million or more and are redeemed within 12 months of purchase, a CDSC of 0.50% will be imposed on such redemption. (Such purchases made before March 27, 1995 will be subject to a CDSC of 1% in the event of certain redemptions made within 18 months of purchase.) The CDSC will be retained by the Principal Underwriter.

The CDSC will be imposed on an amount equal to the lesser of the current market value or the original purchase price of the shares redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends or distributions that have been reinvested in additional shares. In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate being charged. It will be assumed that redemptions are made first from any shares in the shareholder's account that are not subject to a CDSC.

The CDSC is waived for redemptions involving certain liquidation, merger or acquisition transactions involving other investment companies. If a shareholder reinvests redemption proceeds within a 60-day period and in accordance with the conditions set forth under "Eaton Vance Shareholder Services -- Reinvestment Privilege," the shareholder's account will be credited with the amount of any CDSC paid on such redeemed shares.

REPORTS TO SHAREHOLDERS
------------------------------------------------------------------------------
EACH FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Funds' independent certified public accountants. Shortly after the end of each calendar year, each Fund will furnish its shareholders with information necessary for preparing federal and State tax returns. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
------------------------------------------------------------------------------
AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE FUNDS' TRANSFER AGENT, FIRST DATA INVESTOR SERVICES GROUP, WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE APPLICABLE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. A Fund will not issue share certificates except upon request.

At least quarterly, shareholders will receive a statement showing complete details of any transaction and the current share balance in the account. THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS IN SHARES BY SENDING A CHECK FOR $50 OR MORE to First Data Investor Services Group.

Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA, 02104 (please provide the name of the shareholder, the Fund and the account number).

THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Funds' dividend disbursing agent, First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The currently effective option will appear on each account statement.


SHARE OPTION -- Dividends and capital gains will be reinvested in additional shares.

INCOME OPTION -- Dividends will be paid in cash, and capital gains will be reinvested in additional shares.

CASH OPTION -- Dividends and capital gains will be paid in cash.

The SHARE OPTION will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under the federal income tax laws.

If the INCOME OPTION or CASH OPTION has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the SHARE OPTION until such time as the shareholder selects a different option.

DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

"STREET NAME" ACCOUNTS. If shares of a Fund are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with a Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an investment firm, or transferring the account to another investment firm, an investor wishing to reinvest distributions should determine whether the firm which will hold the shares allows reinvestment of distributions in "street name" accounts.
-------------------------------------------------------------------------------
  UNDER A LIFETIME INVESTING ACCOUNT A SHAREHOLDER CAN MAKE ADDITIONAL INVESTMENTS IN SHARES OF A FUND BY SENDING A CHECK FOR $50 OR MORE.
-------------------------------------------------------------------------------

THE EATON VANCE EXCHANGE PRIVILEGE
------------------------------------------------------------------------------

Shares of a Fund currently may be exchanged for shares of any of the following funds: Eaton Vance Cash Management Fund, Eaton Vance Income Fund of Boston, Eaton Vance Municipal Bond Fund L.P., Eaton Vance Tax Free Reserves and any fund in the Eaton Vance Traditional Group of Funds on the basis of the net asset value per share of each fund at the time of the exchange (plus, in the case of an exchange made within six months of the date of purchase, an amount equal to the difference, if any, between the sales charge previously paid on the shares being exchanged and the sales charge payable on the shares being acquired). Such exchange offers are available only in States where shares of the fund being acquired may be legally sold.

Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Fund does not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.

Shares of a Fund which are subject to a CDSC may be exchanged into any of the above funds without incurring the CDSC. The shares acquired in an exchange may be subject to a CDSC upon redemption. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in the exchange.

First Data Investor Services Group makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult First Data Investor Services Group for additional information concerning the exchange privilege. Applications and prospectuses of other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.


Shares of certain other funds for which Eaton Vance acts as investment adviser or administrator may be exchanged for Fund shares on the basis of the net asset value per share of each fund at the time of the exchange, but subject to any restrictions or qualifications set forth in the current prospectus of any such fund.


Telephone exchanges are accepted by First Data Investor Services Group provided the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call First Data Investor Services Group at 800-262- 1122 or, within Massachusetts, 617-573-9403, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Funds, the Principal Underwriter nor First Data Investor Services Group will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.


EATON VANCE SHAREHOLDER SERVICES
------------------------------------------------------------------------------
THE FUNDS OFFER THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, is available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the applicable Fund as an expense to all shareholders.


INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of the Fund being purchased may be mailed directly to First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104 at any time -- whether or not dividends are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.

BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from the shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.

STATEMENT OF INTENTION: Purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. See "Statement of Intention and Escrow Agreement."

RIGHT OF ACCUMULATION: Purchases may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $50,000 or more. Shares of the Eaton Vance funds listed under "The Eaton Vance Exchange Privilege" may be combined under the Statement of Intention and Right of Accumulation.

WITHDRAWAL PLAN: A Shareholder may draw on shareholdings systematically with monthly or quarterly checks in an amount specified by the shareholder. A minimum deposit of $5,000 in shares is required. The maintenance of a withdrawal plan concurrently with purchases of additional shares would be disadvantageous because of the sales charge included in such purchases.

REINVESTMENT PRIVILEGE: A SHAREHOLDER WHO HAS REPURCHASED OR REDEEMED SHARES MAY REINVEST AT NET ASSET VALUE ANY PORTION OR ALL OF THE REPURCHASE OR REDEMPTION PROCEEDS (PLUS THAT AMOUNT NECESSARY TO ACQUIRE A FRACTIONAL SHARE TO ROUND OFF THE PURCHASE TO THE NEAREST FULL SHARE) IN SHARES OF A FUND, or, provided that the shares repurchased or redeemed have been held for at least 60 days, in shares of any of the other funds offered by the Principal Underwriter subject to an initial sales charge, provided that the reinvestment is effected within 60 days after such repurchase or redemption, and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the fund the shares of which are being purchased (or by such fund's transfer agent). The privilege is also available to shareholders of the funds listed under "The Eaton Vance Exchange Privilege" who wish to reinvest such redemption or repurchase proceeds in shares of a Fund. If a shareholder reinvests redemption proceeds within the 60-day period, the shareholder's account will be credited with the amount of any CDSC paid on such redeemed shares. To the extent that any shares of the Fund are sold at a loss and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are acquired within the period beginning 30 days before and ending 30 days after the date of the redemption) some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.


DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------
SUBSTANTIALLY ALL OF THE INVESTMENT INCOME ALLOCATED TO A FUND BY ITS CORRESPONDING PORTFOLIO, LESS THE FUND'S DIRECT AND ALLOCATED EXPENSES WILL BE DECLARED DAILY AS A DISTRIBUTION TO FUND SHAREHOLDERS OF RECORD AT THE TIME OF DECLARATION. Such distributions, whether taken in cash or reinvested in additional shares, will ordinarily be paid on the last day of each month or the next business day thereafter. Each Fund anticipates that for tax purposes the entire distribution, whether paid in cash or reinvested in additional shares of the Fund, will constitute tax-exempt income to shareholders, except for the proportionate part of the distribution that may be considered taxable income if the Fund has taxable income during the calendar year. Shareholders reinvesting the monthly distribution should treat the amount of the entire distribution as the tax cost basis of the additional shares acquired by reason of such reinvestment. Daily distribution crediting will commence on the day that collected funds for the purchase of Fund shares are available at the Transfer Agent. Shareholders of a Fund will receive timely federal income tax information as to the tax-exempt or taxable status of all distributions made by the Fund during the calendar year. A Fund's net realized capital gains, if any, consist of the net realized capital gains allocated to the Fund by its corresponding Portfolio for tax purposes, after taking into account any available capital loss carryovers; a Fund's net realized capital gains, if any, will be distributed at least once a year, usually in December.

Sales charges paid upon a purchase of Fund shares cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent shares of a Fund or of another fund are subsequently acquired pursuant to a Fund's reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), and to satisfy all requirements necessary to be relieved of federal taxes on income and gains it distributes to shareholders. In satisfying these requirements, each Fund will treat itself as owning its proportionate share of each of its corresponding Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.

-------------------------------------------------------------------------------
  AS A REGULATED INVESTMENT COMPANY UNDER THE CODE, EACH FUND DOES NOT PAY FEDERAL INCOME OR EXCISE TAXES TO THE EXTENT THAT IT DISTRIBUTES TO SHAREHOLDERS ITS NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS IN ACCORDANCE WITH THE TIMING REQUIREMENTS IMPOSED BY THE CODE. AS PARTNERSHIPS UNDER THE CODE, THE PORTFOLIOS ALSO DO NOT PAY FEDERAL INCOME OR EXCISE TAXES.
-------------------------------------------------------------------------------

Distributions of interest on certain municipal obligations constitute a tax preference item under the alternative minimum tax provisions applicable to individuals and corporations. Distributions of taxable income (including a portion of any original issue discount with respect to certain stripped municipal obligations and stripped coupons and accretion of certain market discount) and net short-term capital gains will be taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable to shareholders as such for federal income tax purposes, regardless of the length of time Fund shares have been owned by the shareholder. Distributions are taxed in the manner described above whether paid in cash or reinvested in additional shares of a Fund.

Tax-exempt distributions received from a Fund are includable in the tax base for determining the taxability of social security and railroad retirement benefits.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Fund is not deductible to the extent it is deemed related to the Fund's distribution of tax-exempt interest. Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of a Fund. "Substantial user" is defined in applicable Treasury regulations to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of industrial development bonds and would likely be interpreted to include private activity bonds issued to finance similar facilities.

SEE THE APPENDIX TO THIS PROSPECTUS FOR INFORMATION CONCERNING STATE TAXES. Shareholders should consult their own tax advisers with respect to the State, local and foreign tax consequences of investing in a Fund.

PERFORMANCE INFORMATION
------------------------------------------------------------------------------
FROM TIME TO TIME, EACH FUND MAY ADVERTISE ITS YIELD AND/OR AVERAGE ANNUAL TOTAL RETURN. Each Fund's current yield is calculated by dividing the net investment income per share earned during a recent 30-day period by the maximum offering price per share of the Fund on the last day of the period and annualizing the resulting figure. A taxable-equivalent yield is computed by using the tax-exempt yield figure and dividing by 1 minus the tax rate. Each Fund's average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compounded rate of return (including capital appreciation/depreciation, and dividends and distributions paid and reinvested) for the stated period and annualizing the result. The average annual total return calculation assumes that the maximum sales charge is deducted from the initial $1,000 purchase order and that all dividends are reinvested at the net asset value on the reinvestment dates during the period. The Funds may publish annual and cumulative total return figures from time to time. Each Fund may also quote total return for the period prior to commencement of operations which would reflect the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge.

Each Fund may publish its distribution rate and/or effective distribution rate. Each Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current maximum offering price per share. Each Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. Investors should note that a Fund's yield is calculated using a standardized formula the income component of which is computed from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on a Fund's last monthly distribution which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month.

Each Fund may also furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance data which is based on a Fund's net asset value per share would be reduced if a sales charge were taken into account. The Fund's performance may be compared in publications to the performance of various indices and investments for which reliable data is available, and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Investors should note that the investment results of a Fund will fluctuate over time, and any presentation of the Fund's current yield, total return, distribution rate or effective distribution rate for any prior period should not be considered a representation of what an investment may earn or what the Fund's yield, total return, distribution rate or effective distribution rate may be in any future period. If the expenses of a Fund or its corresponding Portfolio are paid by Eaton Vance, the Fund's performance will be higher.

STATEMENT OF INTENTION AND ESCROW AGREEMENT
------------------------------------------------------------------------------
TERMS OF ESCROW. If the investor, on an application, makes a Statement of Intention to invest a specified amount over a thirteen month period, then out of the initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified on the application shall be held in escrow by the escrow agent in the form of shares (computed to the nearest full share at the public offering price applicable to the initial purchase hereunder) registered in the investor's name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to the investor's order.

When the minimum investment so specified is completed, the escrowed shares will be delivered to the investor. If the investor has an accumulation account the shares will remain on deposit under the investor's account.

If total purchases under this Statement of Intention are less than the amount specified, the investor will promptly remit to EVD any difference between the sales charge on the amount specified and on the amount actually purchased. If the investor does not within 20 days after written request by EVD or the Authorized Firm pay such difference in sales charge, the escrow agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Full shares remaining after any such redemption together with any excess cash proceeds of the shares so redeemed will be delivered to the investor or to the investor's order by the escrow agent.

In signing the application, the investor irrevocably constitutes and appoints the escrow agent the investor's attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

PROVISION FOR RETROACTIVE PRICE ADJUSTMENT. If total purchases made under this Statement are large enough to qualify for a lower sales charge than that applicable to the amount specified, all transactions will be computed at the expiration date of this Statement to give effect to the lower charge. Any difference in sales charge will be refunded to the investor in cash, or applied to the purchase of additional shares at the lower charge if specified by the investor. This refund will be made by the Authorized Firm and by EVD. If at the time of the recomputation a firm other than the original firm is placing the orders, the adjustment will be made only on those shares purchased through the firm then handling the investor's account.

                                                                        APPENDIX
STATE SPECIFIC INFORMATION


Because each Portfolio will normally invest at least 65% of its assets (and, in the case of the Minnesota Portfolio, generally 95% or more) in the obligations of issuers in its corresponding State, it is susceptible to factors affecting that State. Each Portfolio (except the Minnesota Portfolio) may also invest up to 5% of its net assets in obligations issued by the governments of Guam and the U.S. Virgin Islands and up to 35% of its assets in obligations issued by the government of Puerto Rico. The Connecticut Fund may invest in municipal obligations of the governments of Puerto Rico, the U.S. Virgin Islands and Guam, the interest on which cannot be taxed by any State under federal law. Set forth below is certain economic and tax information concerning the States in which the Portfolios invest and Puerto Rico.


The bond ratings provided below are current as of the date of this Prospectus and are based on economic conditions which may not continue; moreover, there can be no assurance that particular bond issues may not be adversely affected by changes in economic, political or other conditions. Unless stated otherwise, the ratings indicated are for obligations of the State. A State's political subdivisions may have different ratings which are unrelated to the ratings assigned to State obligations.

CONNECTICUT. Historically, Connecticut's economic structure has been concentrated in manufacturing, including a heavy component of defense-related industries, which increases the State's vulnerability to economic cycles and to declines in federal government defense spending. More recently, Connecticut's level of manufacturing activity has declined, but this has been partially offset by extensive urban development, a large insurance sector, relocations of corporate headquarters to Connecticut (specifically to Fairfield County), and the extension of other service sectors. As of June 1995, the unemployment rate in Connecticut on a seasonally adjusted basis was 5.1%, as compared to a rate of 5.6% nationwide.

General obligation bonds issued by Connecticut municipalities are payable primarily only from ad valorem taxes on property subject to taxation by the municipality. The State has about $6 billion of general obligation bonds outstanding, of which more than half have been issued for general State purposes. The remaining general obligation bonds were issued for highway construction, mass transit, and rental housing. Debt indicators have been rising and are high at $1,850 per capita. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits in recent years. Regional economic difficulties, reductions in revenues, and increased expenses could lead to further fiscal problems for the State and its political subdivisions, authorities, and agencies. This could result in declines in the value of their outstanding obligations, reductions in their ability to pay interest and principal thereon, and increases in their future borrowing costs.

General obligations of the State of Connecticut are rated AA-, Aa and AA+ by S&P, Moody's and Fitch, respectively.


CONNECTICUT TAXES. Based upon the advice of tax counsel, the management of the Connecticut Fund believes that under Connecticut law, shareholders of the Connecticut Fund will not be subject to the Connecticut personal income tax on the Connecticut taxable income of individuals, trusts, and estates in the case of distributions received from the Connecticut Fund to the extent that such distributions qualify as exempt-interest dividends for federal income tax purposes and are derived from interest on tax-exempt obligations issued by or on behalf of the State of Connecticut and its political subdivisions or the authorities, instrumentalities, or districts of any of them, or on tax-exempt obligations the interest on which Connecticut is prohibited from taxing by federal law that are issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam.

Other distributions from the Connecticut Fund, including dividends attributable to obligations of issuers in other states and all long-term and short-term capital gains, will not be exempt from the Connecticut personal income tax, except that capital gain dividends derived from obligations issued by or on behalf of the State of Connecticut or its political subdivisions may not be subject to such tax. Distributions from the Connecticut Fund that constitute items of tax preference for purposes of the federal alternative minimum tax will not be subject to the net Connecticut minimum tax applicable to taxpayers subject to the Connecticut personal income tax and required to pay the federal alternative minimum tax, to the extent qualifying as exempt-interest dividends derived from obligations issued by or on behalf of the State of Connecticut and its political subdivisions or the authorities, instrumentalities, or districts of any of them, or from obligations the interest on which Connecticut is prohibited from taxing by federal law that are issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam, but other distributions from the Fund that constitute items of tax preference for purposes of the federal alternative minimum tax could cause liability for the net Connecticut minimum tax. The Connecticut Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income received by the Connecticut Fund on municipal bonds during the preceding year.


Distributions from investment income and capital gains, including exempt-interest dividends derived from interest that is exempt from Connecticut personal income tax and federal income tax, will be subject to the Connecticut Corporation Business Tax if received by a corporation subject to such tax, except for any portion therof that might qualify for the dividends-received deduction provided under that tax, and all such distributions may be subject to state and local taxes in states other than Connecticut.

NEW JERSEY. The fiscal year 1995 budget included total spending of $15.5 billion. However, the proposed fiscal year 1996 budget (for the fiscal period ending June 30, 1996) includes total spending of $15.987 billion, or a 3.14% increase over fiscal 1995. In addition, New Jersey has adopted a 10% personal income tax cut retroactive to January 1, 1995. Furthermore, on June 26, 1995, the New Jersey Legislature passed an additional 15% reduction to take effect January 1, 1996. State officials estimate the revenue loss resulting from these tax cuts at over $1 billion for fiscal 1996. To accommodate the tax cut, the fiscal 1996 budget would rely on non-recurring revenues and the use of prior years' surplus. Also a major focus of the spending reductions has been employer contributions to retiree health care and pension systems, which were cut by over $863 million in fiscal 1995. There can be no assurance that the tax cuts will not have an adverse impact on the State's finances and the demand for municipal bonds in the State.

New Jersey's general obligation debt is rated Aa1, AA+ and AA+ by Moody's, S&P and Fitch, respectively.

NEW JERSEY TAXES. The New Jersey Fund intends to satisfy New Jersey's statutory requirements for treatment as a "Qualified Investment Fund." The Fund has obtained an opinion of its special tax counsel, Wilentz, Goldman & Spitzer, P.A., that, provided the New Jersey Fund limits its investments to those described in this Prospectus and otherwise satisfies such statutory requirements, shareholders of the New Jersey Fund which are individuals, estates or trusts will not be required to include in their New Jersey gross income distributions from the New Jersey Fund that are attributable to interest or gain realized by the New Jersey Fund from obligations the interest on which is exempt from regular federal income tax, is not a tax preference item under the federal minimum tax and is exempt from New Jersey State personal income tax or other obligations statutorily free from New Jersey taxation. However, with regard to corporate shareholders, such counsel is also of the opinion that distributions from the New Jersey Fund will not be excluded from net income and shares of the New Jersey Fund will not be excluded from investment capital in determining New Jersey corporation business (franchise) and corporation income taxes for corporate shareholders.

PENNSYLVANIA. Pennsylvania has long had a large representation in the steel, mining and manufacturing industries and adverse conditions in those or other significant industries within Pennsylvania may from time to time have a correspondingly adverse effect on specific issuers within Pennsylvania or on anticipated revenue to the Commonwealth. In recent years Pennsylvania's economy has become more diversified with major new sources of growth in the service sector, including trade, medical and the health services, education and financial institutions. The unadjusted unemployment rate for Pennsylvania was 5.5% for August 1995 versus the national rate of 5.6%.

The Governor's fiscal year 1996 budget contained no new taxes and proposed numerous cost reduction programs. Under the 1996 budget, state spending increased 2.3% over fiscal year 1995 appropriations. The fiscal year 1996 budget included tax reductions of approximately $214.8 million. The State Tax Stabilization Reserve Fund had a balance at March 31, 1995 of $65.3 million. The fiscal year 1996 budget projects a $3.2 million fiscal year-end unappropriated surplus.

Pennsylvania's general obligation debt is rated "AA-" by S&P and Fitch and "A1" by Moody's.


PENNSYLVANIA TAXES. Based upon the advice of tax counsel, the management of the Pennsylvania Fund believes that under Pennsylvania law interest derived by the Pennsylvania Fund from obligations which are statutorily free from taxation in Pennsylvania ("Exempt Obligations") are not taxable on pass through to shareholders for purposes of the Pennsylvania personal income tax. The term "Exempt Obligations" includes (i) those obligations issued by the Commonwealth of Pennsylvania and its political subdivisions, agencies and instrumentalities, the interest from which is statutorily free from state taxation in the Commonwealth of Pennsylvania, and (ii) certain qualifying obligations of U.S. territories and possessions, or U.S. Government obligations. Distributions attributable to most other sources, including capital gains, will not be exempt from Pennsylvania personal income tax.


Corporate shareholders that are subject to the Pennsylvania corporate net income tax will not be subject to corporate net income tax on distributions of interest made by the Pennsylvania Fund, provided such distributions are attributable to Exempt Obligations. Distributions of capital gain attributable to Exempt Obligations are subject to the Pennsylvania corporate net income tax. An investment in the Pennsylvania Fund is also exempt from the Pennsylvania Gross Premiums tax.

Shares of the Pennsylvania Fund which are held by individual shareholders who are Pennsylvania residents and subject to the Pennsylvania county personal property tax will be exempt from such tax to the extent that the obligations held by the Pennsylvania Portfolio consist of Exempt Obligations on the annual assessment date. Corporations are not subject to Pennsylvania personal property taxes.

For individual shareholders who are residents of the City of Philadelphia, distributions of interest derived from Exempt Obligations will not be taxable for purposes of the Philadelphia School District Investment Net Income Tax ("Philadelphia School District Tax"), provided that the Pennsylvania Portfolio reports to its investors the percentage of Exempt Obligations held by it for the year. The Pennsylvania Portfolio will report such percentage to its investors.

PUERTO RICO. The economy of Puerto Rico is dominated by the manufacturing and service sectors. Although the economy of Puerto Rico expanded significantly from fiscal 1984 through fiscal 1990, the rate of this expansion slowed during fiscal years 1991, 1992 and 1993. Growth in fiscal 1994 will depend on several factors, including the state of the U.S. economy and the relative stability in the price of oil, the exchange rate of the U.S. dollar and the cost of borrowing. Although the Puerto Rico unemployment rate has declined substantially since 1985, the seasonally adjusted unemployment rate for June, 1995 was approximately 13.9%. The North American Free Trade Agreement (NAFTA), which became effective January 1, 1994, could lead to the loss of Puerto Rico's lower salaried or labor intensive jobs to Mexico.

S&P rates Puerto Rico general obligations debt A, while Moody's rates it Baa1; these ratings have been in place since 1956 and 1976, respectively. Reliance on nonrecurring revenues and economic weakness led S&P to change its outlook from stable to negative.

------------------------------------------------------------------------------

EV TRADITIONAL MUNICIPAL FUNDS

PROSPECTUS

DECEMBER 1, 1995

EV TRADITIONAL CONNECTICUT MUNICIPALS FUND
EV TRADITIONAL NEW JERSEY MUNICIPALS FUND
EV TRADITIONAL PENNSYLVANIA MUNICIPALS FUND

EV TRADITIONAL
MUNICIPAL FUNDS
24 FEDERAL STREET
BOSTON, MA 02110

-------------------------------------------------------------------------------
PORTFOLIO INVESTMENT ADVISER
Boston Management and Research, 24 Federal Street, Boston, MA 02110

FUND ADMINISTRATOR
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104
(800) 262-1122

AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110

T-C12/1P

LOGO

                           EV CLASSIC MUNICIPAL FUNDS

EV CLASSIC ARIZONA MUNICIPALS FUND          EV CLASSIC MINNESOTA MUNICIPALS FUND
EV CLASSIC COLORADO MUNICIPALS FUND        EV CLASSIC NEW JERSEY MUNICIPALS FUND
EV CLASSIC CONNECTICUT MUNICIPALS FUND   EV CLASSIC PENNSYLVANIA MUNICIPALS FUND
EV CLASSIC MICHIGAN MUNICIPALS FUND             EV CLASSIC TEXAS MUNICIPALS FUND

               SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                                     DATED
                                DECEMBER 1, 1995

         Each Fund has submitted a proposal to its shareholders to amend, delete or reclassify certain of its fundamental investment restrictions. In connection therewith, certain nonfundamental policies of the Fund will also change. Shareholders will consider these changes at a meeting of shareholders to be held December 8, 1995 (or any adjournment thereof). Until such time as these changes are approved, "Investment Restrictions" in Part I is replaced with the following:

         The Fund may not:

         (1) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by it of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

         (2) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in an amount to, the securities sold short, and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time. (The Fund will make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes);

         (3) Purchase securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the total outstanding voting securities of such issuer to be held by the Fund; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;

         (4) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or is a member, officer, director or trustee of any investment adviser of the Fund [or "its investment adviser" in the case of the Arizona Fund], or the Fund if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value);

         (5) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933, or participate on a joint or a joint and several basis in any trading account in securities;

         (6) Lend any of its funds or other assets to any person, directly or indirectly, except (i) through repurchase agreements and (ii) through the loan of a portfolio security (the purchase of a portion of an issue of debt obligations, whether or not the purchase is made on the original issuance, is not considered the making of a loan);

         (7) Borrow money or pledge its assets in excess of 1/3 of the value of its net assets (excluding the amount borrowed) and then only if such borrowing is incurred as a temporary measure for extraordinary or emergency purposes or to facilitate the orderly sale of portfolio securities to accommodate redemption requests; or issue securities other than its shares of beneficial interest, except as appropriate to evidence indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur. The Fund will not purchase securities while outstanding borrowings, including reverse repurchase agreements, exceed 5% of the Fund's total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund while such borrowings are outstanding. The deposit of cash, cash equivalents and liquid debt securities in a segregated account with the Fund's custodian and/or with a broker in connection with futures contracts or related options transactions and the purchase of securities on a "when-issued" basis are not deemed to be a pledge;

         (8) Invest for the purpose of exercising control or management of other companies; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;

         (9) Purchase or sell real estate (including limited partnership interests ["in real estate", for all Funds except the Arizona and Texas Funds], but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

         (10) Purchase or sell physical commodities or futures contracts for the purchase or sale of physical commodities, provided that the Fund may enter into all types of futures contracts on securities and on securities, economic and other indices and may purchase and sell options on such futures contracts;

         (11) Buy investment securities from or sell them to any of the officers or Trustees of the Trust, its investment adviser or its [principal] underwriter, as principal; however, any such person or concerns may be employed as a broker upon customary terms; or

         (12) Purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs.

         The Fund and the Portfolio have also adopted the following nonfundamental investment policies. Neither the Fund nor the Portfolio may invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that the Board of Trustees of the Trust or the Portfolio, or its delegate, determines to be liquid, based upon the trading markets for the specific security; provided, however, that the Fund may invest without limitation in the Portfolio or in another investment company with substantially the same investment objective. Neither the Fund nor the Portfolio may purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, if by reason thereof the value of its aggregate investment in such class of securities will exceed 5% of its total assets, provided that the issuers of securities rated by Moody's, S&P, Fitch or any other nationally recognized rating service shall not be considered "unseasoned"; provided, however, that the Fund may invest without limitation in the Portfolio or in another investment company with substantially the same investment objective. Neither the Fund nor the Portfolio may purchase call options on securities. The Fund and Portfolio may purchase put options on municipal obligations only if, after such purchase, not more than 5% of its net assets, as measured by the aggregate of the premiums paid for such options held by it, would be so invested. Neither the Fund nor the Portfolio may invest in warrants, valued at the lower of cost or market, exceeding 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of its net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund or the Portfolio in units or attached to securities may be deemed to be without value. Neither the Fund nor the Portfolio intends to invest in reverse repurchase agreements during the current fiscal year.

         In order to permit the sale of shares of the Fund in certain states, the Fund may make commitments more restrictive than the policies described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.

                                                        STATEMENT OF
                                                        ADDITIONAL INFORMATION
                                                        December 1, 1995

                           EV CLASSIC MUNICIPAL FUNDS
   EV CLASSIC ARIZONA MUNICIPALS FUND     EV CLASSIC MINNESOTA MUNICIPALS FUND
  EV CLASSIC COLORADO MUNICIPALS FUND     EV CLASSIC NEW JERSEY MUNICIPALS FUND
EV CLASSIC CONNECTICUT MUNICIPALS FUND   EV CLASSIC PENNSYLVANIA MUNICIPALS FUND
 EV CLASSIC MICHIGAN MUNICIPALS FUND         EV CLASSIC TEXAS MUNICIPALS FUND

                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265


     This Statement of Additional Information consists of two parts. Part I provides general information about the Funds listed above (each a "Fund") and certain other series of Eaton Vance Municipals Trust (the "Trust"). As described in the Prospectus, each Fund invests its assets in a separate registered investment company (a "Portfolio") with the same investment objective and policies as the Fund. Each Fund's Part II (a "Part II") provides information solely about a Fund and its corresponding Portfolio. Where appropriate Part I includes cross-references to the relevant sections of Part II.

                              TABLE OF CONTENTS
                                                                            Page
                                    PART I
Additional Information about Investment Policies ..................            1
Investment Restrictions ...........................................            8
Trustees and Officers .............................................            9
Investment Adviser and Administrator ..............................           11
Custodian .........................................................           13
Service for Withdrawal ............................................           13
Determination of Net Asset Value ..................................           14
Investment Performance ............................................           14
Taxes .............................................................           16
Principal Underwriter .............................................           18
Distribution Plan .................................................           18
Portfolio Security Transactions ...................................           20
Other Information .................................................           21
Independent Certified Public Accountants ..........................           22
Financial Statements ..............................................           22
Appendix ..........................................................           23


                                   PART II
EV Classic Arizona Municipals Fund ................................          a-1
EV Classic Colorado Municipals Fund  ..............................          b-1
EV Classic Connecticut Municipals Fund ............................          c-1
EV Classic Michigan Municipals Fund ...............................          d-1
EV Classic Minnesota Municipals Fund ..............................          e-1
EV Classic New Jersey Municipals Fund .............................          f-1
EV Classic Pennsylvania Municipals Fund ...........................          g-1
EV Classic Texas Municipals Fund ..................................          h-1

     Although each Fund offers only its shares of beneficial interest, it is possible that a Fund might become liable for a misstatement or omission in this Statement of Additional Information regarding another Fund because the Funds use this combined Statement of Additional Information. The Trustees of the Trust have considered this factor in approving the use of a combined Statement of Additional Information.

     THIS COMBINED STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUNDS' PROSPECTUS DATED DECEMBER 1, 1995, AS SUPPLEMENTED FROM TIME TO TIME. THIS COMBINED STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

                     STATEMENT OF ADDITIONAL INFORMATION

                                    PART I

     The following provides information about the Fund, certain other series of the Trust and the Portfolio. Capitalized terms used in this Statement of Additional Information and not otherwise defined have the meanings given them in the Fund's Prospectus. The Fund is subject to the same investment policies as those of the Portfolio. The Fund currently seeks to achieve its objective by investing in the Portfolio.

               ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES

MUNICIPAL OBLIGATIONS
     Municipal obligations are issued to obtain funds for various public and private purposes. Such obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. In general, there are three categories of municipal obligations the interest on which is exempt from federal income taxes and is not a tax preferred item for purposes of the federal alternative minimum tax: (i) certain "public purpose" obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain "private activity bonds" issued after August 7, 1986, which include "qualified Section 501(c)(3) bonds" or refundings of certain obligations included in the second category. In assessing the federal income tax treatment of interest on any municipal obligation, the Portfolio will generally rely on an opinion of the issuer's counsel (when available) and will not undertake any independent verification of the basis for the opinion. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds.

     Interest on certain "private activity bonds" issued after August 7, 1986 is exempt from regular federal income tax but such interest (including a distribution by the Fund derived from such interest) is treated as a tax preference item which could subject the recipient to or increase the recipient's liability for the federal alternative minimum tax. For corporate shareholders, the Fund's distributions derived from interest on all municipal obligations (whenever issued) is included in "adusted current earnings" for purposes of the federal alternative minimum tax as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds).

     Market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased in the secondary market after April 30, 1993 is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if the secondary market purchase price is less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimus exclusion.

     Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

     The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations. Such payments are usually subject to annual appropriations by the state or locality.

     Industrial development and pollution control bonds, although nominally issued by municipal authorities, are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users.

     The Portfolio may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Portfolio anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

     While most municipal bonds pay a fixed rate of interest semi-annually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

     The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. The Portfolio will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of Boston Management and Research (the "Investment Adviser")) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Portfolio as a result of any such event, and the Portfolio may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. The Portfolio anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by the Portfolio. The Portfolio will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations.


     The yields on municipal obligations will be dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") and Fitch Investors Service, Inc. ("Fitch") represent their opinions as to the quality of the municipal obligations which they undertake to rate. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of such obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of the Portfolio will be affected by such changes.

RISKS OF CONCENTRATION

Municipal Obligations of a Particular State. For a discussion of the risks associated with the Portfolio's policy of concentrating its investments in a particular State, see "Risks of Concentration" in the Fund's Part II of this Statement of Additional Information.


Obligations of Particular Types of Issuers. The Portfolio may invest 25% or more of its total assets in municipal obligations of the same type. There could be economic, business or political developments which might affect all municipal obligations of the same type. In particular, investments in the industrial revenue bonds listed above might involve (without limitation) the following risks.

     Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital's gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increase of hospital charges.

     Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

     Life care facilities are an alternative form of long-term housing for the elderly which offer residents the independence of a condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state and local authorities. Since the bonds are normally secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues sufficient to meet debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit, it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures is an important factor in this process. The facilities may also be affected adversely by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

Obligations of Puerto Rico, U.S. Virgin Islands and Guam. Subject to the Fund's investment policies as set forth in the Prospectus, the Portfolio may invest in the obligations of Puerto Rico, the U.S. Virgin Islands and Guam (the "Territories"). Accordingly, the Portfolio may be adversely affected by local political and economic conditions and developments within the Territories affecting the issuers of such obligations.

     Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. The three largest sectors of the economy (as a percentage of employment) are services (47%), government (22%) and manufacturing (16.4%). These three sectors represent 39%, 11% and 39%, respectively, of the gross domestic product. The service sector is the fastest growing, while the government and manufacturing sectors have been stagnant for the past five years. The North American Free Trade Agreement ("NAFTA"), which became effective January 1, 1994, could lead to the loss of Puerto Rico's lower salaried or labor intensive jobs to Mexico. The June, 1995 unemployment rate was 13.9%.

     The Commonwealth of Puerto Rico exercises virtually the same control over its internal affairs as do the fifty states; however, it differs from the states in its relationship with the federal government. Most federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. However, in conjunction with the 1993 U.S. budget plan,
Section 936 of the Internal Revenue Code was amended and provided for two alternative limitations to the Section 936 credit. The first option will limit the credit against such income to 40% of the credit allowable under current law, with a five year phase-in period starting at 60% of the allowable credit. The second option is a wage and depreciation based credit. The reduction of the tax benefits to those U.S. companies with operations in Puerto Rico may lead to slower growth in the future. There can be no assurance that these modifications will not lead to a weakened economy, a lower rating on Puerto Rico's debt or lower prices for Puerto Rican bonds that may be held by the Portfolio.



     Puerto Rico's financial reporting was first conformed to generally accepted accounting principles in fiscal 1990. Nonrecurring revenues have been used frequently to balance recent years' budgets. In November, 1993 Puerto Ricans voted on whether they wished to retain their Commonwealth status, become a state or establish an independent nation. Puerto Ricans voted to retain Commonwealth status, leaving intact the current relationship with the federal government. There can be no assurance that the statehood issue will not be brought to a vote in the future. A successful statehood vote in Puerto Rico would then require ratification by the U.S. Congress.

    The United States Virgin Islands (USVI) are located approximately 1,100 miles east-southeast of Miami and are made up of St. Croix, St. Thomas and St. John. The economy is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. The tourism industry is economically sensitive and would likely be adversely affected by a recession in either the United States or Europe. In September 1995, St. Thomas was hit by a hurricane and sustained extensive damage. The longer term impact on the tourism industry is not yet known. There can be no assurances that the market for USVI bonds will not be affected. In general, hurricanes and civil unrest have and will continue to have an adverse affect on the tourism industry.


     An important component of the USVI revenue base is the federal excise tax on rum exports. Tax revenues rebated by the federal government to the USVI provide the primary security of many outstanding USVI bonds. Since more than 90% of the rum distilled in the USVI is distilled at one plant, any interruption in its operations (as occurred after Hurricane Hugo in 1989) would adversely affect these revenues. Consequently, there can be no assurance that rum exports to the United States and the rebate of tax revenues to the USVI will continue at their present levels. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under NAFTA. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated. The USVI experience a budget deficit in 1989 due to wage settlements with the unionized government employees. A deficit was also experienced in 1990 due to Hurricane Hugo. The USVI recorded a small surplus in fiscal year 1991. At the end of fiscal 1992, the last year for which results are available, the USVI had an unreserved General Fund deficit of approximately $8.31 million, or approximately 2.1% of expenditures. In order to close a forecasted fiscal 1994 revenue gap of $45.6 million, the Department of Finance has proposed several tax increases and fund transfers. There is currently no rated, unenhanced Virgin Islands debt outstanding (although there is unrated debt outstanding).

     Guam, an unincorporated U.S. territory, is located 1,500 miles southeast of Tokyo. The U.S. military is a key component of Guam's economy. The federal government directly comprises more than 10% of the employment base, with a substantial component of the service sector to support these personnel. Guam is expected to benefit from the closure of the Subic Bay Naval Base and the Clark Air Force Base in the Philippines. The Naval Air Station, one of several U.S. military facilities on the island, has been slated for closure by the Defense Base Closure and Realignment Committee; however, the administration plans to use these facilities to expand the island's commercial airport. Guam is also heavily reliant on tourists, particularly the Japanese. For 1994, the financial position of Guam was weakened as it incurred an unaudited General Fund operating deficit. The administration has taken steps to improve its financial position; however, there are no guarantees that an improvement will be realized. Guam's general obligation debt is rated Baa by Moody's.

MUNICIPAL LEASES

     The Portfolio may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease or installment purchase arrangement which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. A trustee is usually responsible for administering the terms of the participation and enforcing the participants' rights in the underlying lease. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased assets to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. State debt-issuance limitations are deemed to be inapplicable to these arrangements because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Such arrangements are, therefore, subject to the risk that the governmental issuer will not appropriate funds for lease payments.

     Certain municipal lease obligations owned by the Portfolio may be deemed illiquid for the purpose of the Portfolio's 15% limitation on investments in illiquid securities, unless determined by the Investment Adviser, pursuant to guidelines adopted by the Trustees of the Portfolio, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations, the Investment Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Investment Adviser will consider factors unique to particular lease obligations affecting the marketability thereof. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Portfolio. In the event the Portfolio acquires an unrated municipal lease obligation, the Investment Adviser will be responsible for determining the credit quality of such obligation on an on-going basis, including an assessment of the likelihood that the lease may or may not be cancelled.

ZERO COUPON BONDS

     Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

INSURANCE

     Insured municipal obligations held by the Portfolio (if any) will be insured as to their scheduled payment of principal and interest under either (i) an insurance policy obtained by the issuer or underwriter of the obligation at the time of its original issuance or (ii) an insurance policy obtained by the Portfolio or a third party subsequent to the obligation's original issuance (which may not be reflected in the obligation's market value. In either event, such insurance may provide that in the event of non-payment of interest or principal when due with respect to an insured obligation, the insurer is not required to make such payment until a specified time has lapsed (which may be 30 days or more after notice).

CREDIT QUALITY

     The Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in evaluating the quality of municipal obligations. In evaluating the credit quality of a particular issue, whether rated or unrated, the Investment Adviser will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The Investment Adviser will attempt to reduce the risks of investing in the lowest investment grade, below investment grade and comparable unrated obligations through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets.

     See "Portfolio of Investments" in the "Financial Statements" incorporated by reference into this Statement of Additional Information with respect to any defaulted obligations held by the Portfolio.

SHORT-TERM TRADING

     The Portfolio may sell (and later purchase) securities in anticipation of a market decline (a rise in interest rates) or purchase (and later sell) securities in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Portfolio believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of municipal obligations or changes in the investment objectives of investors. Such trading may be expected to increase the portfolio turnover rate, which may increase capital gains and the expenses incurred in connection with such trading. The Portfolio anticipates that its annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less).

WHEN ISSUED SECURITIES

     New issues of municipal obligations are sometimes offered on a "when-issued" basis, that is, delivery and payment for the securities normally taking place within a specified number of days after the date of the Portfolio's commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. The Portfolio may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts generally require the issuer to sell and the Portfolio to buy such securities on a settlement date that could be several months or several years in the future.

     The Portfolio will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time the Portfolio enters into the purchase commitment. The Portfolio's custodian will segregate cash or high grade liquid debt securities in a separate account of the Portfolio in an amount at least equal to the when-issued commitments. If the value of the securities placed in the separate account declines, additional cash or high grade liquid debt securities will be placed in the account on a daily basis so that the value of the account will at least equal the amount of the Portfolio's when-issued commitments. When the Portfolio commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by the Portfolio are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e. appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when- issued basis, there will be greater fluctuations in the Portfolio's net asset value than if it solely set aside cash to pay for when-issued securities.

VARIABLE RATE OBLIGATIONS

     The Portfolio may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semi-annually, etc.). The revised rates are usually set at the issuer's discretion, in which case the investor normally enjoys the right to "put" the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and are frequently secured by letters of credit or other credit support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer's obligations, a bank may be treated as the issuer of a security for the purpose of complying with the diversification requirements set forth in Section 5(b) of the Investment Company Act of 1940 and Rule 5b-2 thereunder. The Portfolio would anticipate using these obligations as cash equivalents pending longer term investment of its funds.

REDEMPTION, DEMAND AND PUT FEATURES

     Most municipal bonds have a fixed final maturity date. However, it is commonplace for the issuer to reserve the right to call the bond earlier. Also, some bonds may have "put" or "demand" features that allow early redemption by the bondholder. Interest income generated by certain bonds having demand features may not qualify as tax-exempt interest. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, because the Portfolio may retain the bond if interest rates decline. By acquiring these kinds of obligations the Portfolio obtains the contractual right to require the issuer of the security or some other person (other than a broker or dealer) to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person. Since this right is assignable with the security, which is readily marketable and valued in the customary manner, the Portfolio will not assign any separate value to such right.

LIQUIDITY AND PROTECTIVE PUT OPTIONS

     The Portfolio may also enter into a separate agreement with the seller of the security or some other person granting the Portfolio the right to put the security to the seller thereof or the other person at an agreed upon price. The Portfolio intends to limit this type of transaction to institutions (such as banks or securities dealers) which the Investment Adviser believes present minimal credit risks and would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to the Portfolio or that selling institutions will be willing to permit the Portfolio to exercise a put to hedge against rising interest rates. A separate put option may not be marketable or otherwise assignable, and sale of the security to a third party or lapse of time with the put unexercised may terminate the right to exercise the put. The Portfolio does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees of the Portfolio after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options. Interest income generated by certain bonds having put features may not qualify as tax-exempt interest.

SECURITIES LENDING

     The Portfolio may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. Under present regulatory policies of the Securities and Exchange Commission (the "Commission"), such loans are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities held by the Portfolio's custodian and maintained on a current basis at an amount at least equal to the market value of the securities loaned, which will be marked to market daily. Cash equivalents include short-term municipal obligations as well as taxable certificates of deposit, commercial paper and other short-term money market instruments. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. During the existence of a loan, the Portfolio will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will also receive a fee, or all or a portion of the interest on investment of the collateral, if any. However, the Portfolio may pay lending fees to such borrowers. The Portfolio would not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Portfolio's management to be of good standing and when, in the judgment of the Portfolio's management, the consideration which can be earned from securities loans of this type justifies the attendant risk. Distributions by the Fund of any income realized by the Portfolio from securities loans will be taxable. If the management of the Portfolio decides to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the Portfolio's total assets. The Portfolio has no present intention of engaging in securities lending.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     A change in the level of interest rates may affect the value of the securities held by the Portfolio (or of securities that the Portfolio expects to purchase). To hedge against changes in rates, the Portfolio may enter into (i) futures contracts for the purchase or sale of debt securities, (ii) futures contracts on securities indices and (iii) futures contracts on other financial instruments and indices. All futures contracts entered into by the Portfolio are traded on exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. The Portfolio may purchase and write call and put options on futures contracts which are traded on a United States exchange or board of trade. The Portfolio will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Portfolio's custodian for the benefit of the futures commission merchant through whom the Portfolio engages in such futures and options transactions.

     Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Portfolio from closing out positions and limiting its losses.


     The Portfolio will engage in futures and related options transactions only for bona fide hedging purposes as defined in or permitted by CFTC regulations. The Portfolio will determine that the price fluctuations in the futures contracts and options on futures are substantially related to price fluctuations in securities held by the Portfolio or which it expects to purchase. The Portfolio's futures transactions will be entered into for traditional hedging purposes -- that is, futures contracts will be sold to protect against a decline in the price of securities that the Portfolio owns, or futures contracts will be purchased to protect the Portfolio against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Portfolio expects that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), the Portfolio will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is economically advantageous for the Portfolio to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities. The Portfolio will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Internal Revenue Code for maintaining qualification of the Fund as a regulated investment company for federal income tax purposes (see "Taxes").



     Transactions using futures contracts and options (other than options that the Portfolio has purchased) expose the Portfolio to an obligation to another party. The Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Portfolio will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding futures contract or option is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Portfolio's assets to cover or segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

PORTFOLIO TURNOVER

     The Portfolio cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate would occur, for example, if all the securities held by the Portfolio were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Portfolio. The Portfolio engages in portfolio trading (including short-term trading) if it believes that a transaction including all costs will help in achieving its investment objective.

                            INVESTMENT RESTRICTIONS


     Certain investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this Statement of Additional Information means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Fund. Accordingly, the Fund may not:

     (1) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940;

     (2) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

     (3) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

     (4) Purchase or sell real estate (including limited partnership interests in real estate, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

     (5) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or

     (6) Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities.

     Notwithstanding the investment policies and restrictions of the Fund; the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

     The Portfolio has adopted substantially the same fundamental investment restrictions as the investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio, which as used in this Statement of Additional Information means the lesser of (a) 67% of the outstanding voting securities of the Portfolio present or represented by proxy at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented at the meeting or (b) more than 50% of the outstanding voting securities of the Portfolio. The term "voting securities" as used in this paragraph has the same meaning as in the Investment Company Act of 1940 (the "1940 Act"). Whenever the Trust is requested to vote on a change in the fundamental investment restrictions of the Portfolio (or the Portfolio's 80% investment policy with respect to State obligations described in the Fund's current Prospectus), the Trust will hold a meeting of Fund shareholders and will cast its vote as instructed by the shareholders.

     The Fund and the Portfolio have adopted the following investment policies which may be changed by the Trust with respect to the Fund without approval by the Fund's shareholders or by the Portfolio with respect to the Portfolio without approval by the Fund or its other investors. As a matter of nonfundamental policy, the Fund and the Portfolio will not: (a) engage in options, futures or forward transactions if more than 5% of its net assets, as measured by the aggregate of the premiums paid by the Fund or the Portfolio, would be so invested; (b) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time. (The Fund will make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes); (c) invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees of the Trust or the Portfolio, or its delegate, determines to be liquid; (d) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or the Portfolio or is a member, officer, director or trustee of any investment adviser of the Trust or the Portfolio, if after the purchase of the securities of such issuer by the Fund or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value); or (e) purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs.


     For purposes of the Portfolio's investment restrictions, the determination of the "issuer" of a municipal obligation which is not a general obligation bond will be made by the Portfolio's Investment Adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligations.


     In order to permit the sale of shares of the Fund in certain states, the Fund may make commitments more restrictive than the policies described above. Should the Fund determine that any such commitment is no longer in the best interest of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.


                             TRUSTEES AND OFFICERS

     The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of the Portfolio's investment adviser, Boston Management and Research ("BMR" or the "Investment Adviser"), a wholly-owned subsidiary of Eaton Vance Management ("Eaton Vance"); of Eaton Vance's parent, Eaton Vance Corp. ("EVC"); and of BMR's and Eaton Vance's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Trustees who are "interested persons" of the Trust, the Portfolio, BMR, Eaton Vance, EVC or EV, as defined in the 1940 Act, by virtue of their affiliation with any one or more of the Trust, the Portfolio, BMR, Eaton Vance, EVC or EV, are indicated by an asterisk(*).


                    TRUSTEES OF THE TRUST AND THE PORTFOLIO

DONALD R. DWIGHT (64), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company) founded in 1988; Chairman of the Board of Newspapers of New England, Inc., since 1983. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

JAMES B. HAWKES (54), Vice President and Trustee*
Executive Vice President of BMR, Eaton Vance, EVC and EV, and a Director of EVC and EV. Director, Trustee and officer of various investment companies managed by Eaton Vance or BMR.

SAMUEL L. HAYES, III (60), Trustee
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate
  School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard University Graduate School of Business Administration,
  Soldiers Field Road, Boston, Massachusetts 02134


NORTON H. REAMER (60), Trustee
President and Director, United Asset Management Corporation, a holding company owning institutional investment management firms. Chairman, President and Director, UAM Funds (mutual funds). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110


JOHN L. THORNDIKE (69), Trustee
Director, Fiduciary Company Incorporated, Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110

JACK L. TREYNOR (65), Trustee
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

                    OFFICERS OF THE TRUST AND THE PORTFOLIO

THOMAS J. FETTER (52), President
Vice President of BMR, Eaton Vance and EV. Mr. Fetter was elected a Vice
  President of the Trust on December 17, 1990 and President of the Trust and the Portfolio on December 13, 1993. Officer of various investment companies managed by Eaton Vance or BMR.

ROBERT B. MACINTOSH (38), Vice President
Vice President of BMR since August 11, 1992, and of Eaton Vance and EV, and an employee of Eaton Vance since March 8, 1991. Fidelity Investments -- Portfolio Manager (1986-1991). Officer of various investment companies managed by Eaton Vance or BMR. Mr. MacIntosh was elected Vice President of the Trust on March 22, 1993.

JAMES L. O'CONNOR (50), Treasurer
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

THOMAS OTIS (64), Secretary
Vice President and Secretary of BMR, Eaton Vance, EVC and EV. Officer of various investment companies managed by Eaton Vance or BMR.

JANET E. SANDERS (60), Assistant Secretary
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (32), Assistant Secretary
Assistant Vice President of BMR, Eaton Vance and EV since March 1, 1994;
  employee of Eaton Vance since March 1993. Officer of various investment companies managed by Eaton Vance or BMR. State Regulations Supervisor, The Boston Company (1991-1993) and Registration Specialist, Fidelity Management & Research Co. (1986-1991). Mr. Murphy was elected Assistant Secretary of the Trust and the Portfolio on March 27, 1995.


ERIC G. WOODBURY (38), Assistant Secretary
Vice President of BMR, Eaton Vance and EV since February 1993; formerly, associate attorney at Dechert, Price & Rhoads and Gaston & Snow. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodbury was elected Assistant Secretary on June 19, 1995.

     For additional officers of the Portfolio (if any), see "Additional Officer Information" in the Fund's Part II.

     Messrs. Thorndike (Chairman), Hayes and Reamer are members of the Special Committee of the Board of Trustees of the Trust and of the Portfolio. The Special Committee's functions include a continuous review of the Fund's contractual relationship with the Administrator on behalf of the Fund and the Portfolio's contractual relationship with the Investment Adviser, making recommendations to the Trustees regarding the compensation of those Trustees who are not members of the Eaton Vance organization, and making recommendations to the Trustees regarding candidates to fill vacancies, as and when they occur, in the ranks of those Trustees who are not "interested persons" of the Trust, the Portfolio, or the Eaton Vance organization.


     Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Trust and of the Portfolio. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent certified public accountants, and reviewing with such accountants and the Treasurer of the Trust and of the Portfolio matters relative to accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian and transfer agent of the Fund and of the Portfolio.

     Trustees of the Portfolio who are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Plan"). Under the Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee.


     The fees and expenses of those Trustees of the Trust and the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. For the compensation earned by the noninterested Trustees of the Trust and the Portfolio, see "Fees and Expenses" in the Fund's Part II.


                      INVESTMENT ADVISER AND ADMINISTRATOR

     The Portfolio engages BMR as investment adviser pursuant to an Investment Advisory Agreement. BMR or Eaton Vance acts as investment adviser to investment companies and various individual and institutional clients with combined assets under management of approximately $16 billion.

     Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies.

     Eaton Vance offers single-state tax-free portfolios in more states than any other sponsor of mutual funds. There are 30 long-term state portfolios, 5 national portfolios and 12 limited maturity portfolios. A staff of 32 is responsible for the day-to-day management of over 3,500 issues in 46 mutual fund portfolios. Assets managed by the municipal investment group are currently over $9.1 billion. The following persons manage one or more of the Eaton Vance tax-free portfolios. For the identity of the Portfolio's portfolio manager, see the Fund's current Prospectus.

     Nicole Anderes is a Vice President of Eaton Vance and BMR. Ms. Anderes graduated from Brown University with a B.A. in Women's Studies/Economics. She has been an active member of MAGNY/National Federation of Municipal Analysts, the Public Securities Association and the Municipal Forum, and served as the General Secretary of MAGNY from 1992 to 1993.

     Timothy T. Browse is a Vice President of Eaton Vance and BMR. Mr. Browse graduated from St. Lawrence University in 1981 and received his M.B.A. degree from Boston University in 1990.

     Cynthia J. Clemson is a Vice President of Eaton Vance and BMR. Ms. Clemson graduated from Mount Holyoke College with a B.A. in 1985 and received her M.B.A., cum laude, from Boston University in 1990. She is a member of the Boston Municipal Analysts Forum, the Boston Securities Analyst Society and the Financial Analysts Federation.

     Thomas J. Fetter is a Vice President of Eaton Vance and BMR, and Director of Municipal Investments. Mr. Fetter graduated with a degree in Business Administration from Kent State University. He is a Chartered Financial Analyst and member of the Boston Security Analysts Society. He is also a member of the Boston Municipal Analysts Forum.


     Robert B. MacIntosh is a Vice President of Eaton Vance Management and the portfolio manager of single-state, tax-exempt funds in five states: Hawaii, Louisiana, Massachusetts, New Jersey and North Carolina. He also serves as economic spokesman for the Eaton Vance organization.

     Thomas M. Metzold is a Vice President of Eaton Vance and BMR. He is a Chartered Financial Analyst and a member of the Boston Security Analysts Society, the Association for Investment Management & Research, the Boston Municipal Analysts Forum, and the National Federation of Municipal Analysts.


     David C. Reilly is a Vice President of Eaton Vance and BMR. Mr. Reilly, a Chartered Financial Analyst, received a B.S. from Skidmore College. He is a member and former President of the Boston Municipal Analysts Forum. He also holds memberships in the Boston Securities Analysts Society and the Financial Analysts Federation.

     BMR manages the investments and affairs of the Portfolio subject to the supervision of the Portfolio's Board of Trustees. BMR furnishes to the Portfolio investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement requires BMR to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the BMR organization and all personnel of BMR performing services relating to research and investment activities. The Portfolio is responsible for all expenses not expressly stated to be payable by BMR under the Investment Advisory Agreement, including, without implied limitation, (i) expenses of maintaining the Portfolio and continuing its existence, (ii) registration of the Portfolio under the 1940 Act, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale and redemption of interests in the Portfolio, (viii) expenses of registering and qualifying the Portfolio and interests in the Portfolio under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to investors, and fees and expenses of registering and maintaining registrations of the Portfolio and of the Portfolio's placement agent as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to investors and of meetings of investors and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Portfolio (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, investor servicing agents and registrars for all services to the Portfolio, (xv) expenses for servicing the accounts of investors, (xvi) any direct charges to investors approved by the Trustees of the Portfolio, (xvii) compensation and expenses of Trustees of the Portfolio who are not members of BMR's organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Portfolio to indemnify its Trustees, officers and investors with respect thereto.


     For a description of the compensation that the Portfolio pays BMR under the Investment Advisory Agreement, see the Fund's current Prospectus. For additional information about the Investment Advisory Agreement, including the net assets of the Portfolio and the investment advisory fees that the Portfolio paid BMR under the Investment Advisory Agreement, see "Fees and Expenses" in the Fund's Part II.


     A commitment may be made to a state securities authority that Eaton Vance will take certain actions, if necessary, so that the Fund's expenses will not exceed expense limitation requirements of such state. The commitment may be amended or rescinded by Eaton Vance in response to changes in the requirements of the state or for other reasons.

     The Investment Advisory Agreement with BMR may be continued indefinitely so long as such continuance is approved at least annually (i) by the vote of a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio or of BMR cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty
(60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that BMR may render services to others and engage in other business activities and may permit other fund clients and other corporations and organizations to use the words "Eaton Vance" or "Boston Management and Research" in their names. The Agreement also provides that BMR shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under that Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.


    As indicated in the Prospectus, Eaton Vance serves as Administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund. Under its agreement with the Fund, Eaton Vance has been engaged to administer the Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund. For additional information about the Administrator, see "Fees and Expenses" in the Fund's Part II.

     The Fund pays all of its own expenses including, without limitation, (i) expenses of maintaining the Fund and continuing its existence, (ii) its pro rata share of registration of the Trust under the 1940 Act, (iii) commissions, fees and other expenses connected with the purchase or sale of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale, repurchase and redemption of shares, (viii) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor,
(x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including without limitation safekeeping of funds, securities and other investments, keeping of books and accounts and determination of net asset values), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (xv) expenses for servicing shareholder accounts, (xvi) any direct charges to shareholders approved by the Trustees of the Trust, (xvii) compensation and expenses of Trustees of the Trust who are not members of the Eaton Vance organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.


     BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR and Eaton Vance are both Massachusetts business trusts, and EV is the trustee of BMR and Eaton Vance. The Directors of EV are Landon T. Clay, H. Day Brigham, Jr., M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman and Mr. Gardner is president and chief executive officer of EVC, BMR, Eaton Vance and EV. All of the issued and outstanding shares of Eaton Vance and EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, which expires on December 31, 1996, the Voting Trustees of which are Messrs. Clay, Brigham, Gardner, Hawkes and Rowland. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers and Directors of EVC and EV. As of October 31, 1995, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Brigham owned 15% and 13%, respectively, of such voting trust receipts. Messrs. Hawkes and Otis are officers or Trustees of the Trust and the Portfolio and are members of the EVC, BMR, Eaton Vance and EV organizations. Messrs. Browse, Fetter, MacIntosh, Metzold, Murphy, O'Connor, Reilly and Woodbury and Ms. Anderes, Ms. Clemson and Ms. Sanders are officers of the Trust and/or the Portfolio and are also members of the BMR, Eaton Vance and EV organizations. BMR will receive the fees paid under the Investment Advisory Agreement.


     EVC owns all of the stock of Energex Energy Corp., which engages in oil and gas operations. In addition, Eaton Vance owns all of the stock of Northeast Properties, Inc., which is engaged in real estate investment, consulting and management. EVC owns all of the stock of Fulcrum Management, Inc. and MinVen Inc., which are engaged in the development of precious metal properties. EVC also owns 24% of the Class A shares of Lloyd George Management (B.V.I.) Limited, a registered investment adviser. EVC, BMR, Eaton Vance and EV may also enter into other businesses.


     EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund and the Portfolio, Investors Bank & Trust Company. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.

                                  CUSTODIAN

    Investors Bank & Trust Company ("IBT"), 24 Federal Street, Boston, Massachusetts, acts as custodian for the Fund and the Portfolio. IBT has the custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of all the Portfolio's assets, maintains the general ledger of the Portfolio and the Fund, and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Fund and the Portfolio. IBT charges fees which are competitive within the industry. A portion of the fee relates to custody, bookkeeping and valuation services and is based upon a percentage of Fund and Portfolio net assets and a portion of the fee relates to activity charges, primarily the number of portfolio transactions. These fees are then reduced by a credit for cash balances of the particular investment company at the custodian equal to 75% of the 91-day, U.S. Treasury Bill auction rate applied to the particular investment company's average daily collected balances for the week. Landon T. Clay, a Director of EVC and an officer, Trustee or Director of other entities in the Eaton Vance organization, owns approximately 13% of the voting stock of Investors Financial Services Corp., the holding company parent of IBT. Management believes that such ownership does not create an affiliated person relationship between the Fund or the Portfolio and IBT under the Investment Company Act of 1940. For the custody fees that the Portfolio and the Fund paid to IBT, see "Fees and Expenses" in the Fund's Part II.

                             SERVICE FOR WITHDRAWAL

     By a standard agreement, the Trust's Transfer Agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder (see "Eaton Vance Shareholder Services -- Withdrawal Plan" in the Fund's current Prospectus) based upon the value of the shares held. The checks will be drawn from share redemptions and hence, are a return of principal. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices.

     To use this service, at least $5,000 in cash or shares at the public offering price (i.e., net asset value) will have to be deposited with the Transfer Agent. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the Transfer Agent or the Principal Underwriter will be able to terminate the withdrawal plan at any time without penalty.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of the Fund is determined by IBT (as agent and custodian for the Fund) in the manner described under "Valuing Fund Shares" in the Fund's current prospectus. The net asset value of the Portfolio is also computed by IBT (as agent and custodian for the Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. Inasmuch as the market for municipal obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transaction prices for most municipal obligations held by the Portfolio, and such obligations, including those purchased on a when- issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable obligations for which price quotations are readily available normally will be valued at the mean between the latest available bid and asked prices. Open futures positions on debt securities are valued at the most recent settlement prices, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or at the direction of the Trustees of the Portfolio. Other assets are valued at fair value using methods determined in good faith by the Trustees of the Portfolio. The Fund and the Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Presidents' Day, Good Friday (a New York Stock Exchange holiday), Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.


                            INVESTMENT PERFORMANCE

     Average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and dividends and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period and a complete redemption of the investment and, if applicable, the deduction of the contingent deferred sales charge at the end of the period. For further information concerning the total return of the Fund, see "Performance Information" in the Fund's Part II.

     Yield is computed pursuant to a standardized formula by dividing the net investment income per share earned during a recent thirty-day period by the maximum offering price (net asset value) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods, reduced by accrued Fund expenses for the period with the resulting number being divided by the average daily number of Fund shares outstanding and entitled to receive dividends during the period. This yield figure does not reflect the deduction of the contingent deferred sales charge imposed on certain redemptions of shares within one year of their purchase. See "How to Redeem Fund Shares" in the Prospectus. A taxable-equivalent yield is computed by dividing the tax-exempt yield by 1 minus a stated rate. For the yield and taxable-equivalent yield of the Fund, see "Performance Information" in the Fund's Part II.

     The Fund may also publish the distribution rate and/or the effective distribution rate. The Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. The Fund's effective distribution rate is computed by dividing the distribution rate by the ratio (the days in a year divided by the accrual days of the monthly period) used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. Investor's should note that the Fund's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on the Fund's last monthly distribution which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month. See "Distributions and Taxes" in the Fund's current Prospectus. For the Fund's distribution rate and effective distribution rate, see "Performance Information" in the Fund's
Part II.

     The Fund's total return may be compared to relevant indices, such as the Consumer Price Index, the Bond Buyer 25 Revenue Bond Index and the Lehman Brothers Municipal Bond Index, which may be used in advertisements and in information furnished to present or prospective shareholders. The Fund's performance may differ from that of other investors in the Portfolio, including other investment companies.

     The Fund may provide investors with information on municipal bond investing, which may include comparative performance information, evaluations of Fund performance, charts and/or illustrations prepared by independent sources (such as Lipper Analytical Services, Inc., CDA/Wiesenberger or Morningstar, Inc.). The Fund may also refer in investor publications to Tax Freedom Day, as computed by the Tax Foundation, Washington, DC 20005, to help illustrate the value of tax free investing, as well as other tax-related information.

     Information, charts and illustrations relating to inflation and the effects of inflation on the dollar may be included in advertisements and other material furnished to present and prospective shareholders. For example, after 10 years, the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, if the annual rates of inflation during such period were 4%, 5%, 6% and 7%, respectively. (To calculate the purchasing power, the value at the end of each year is reduced by the above inflation rates for 10 consecutive years.)

     Information about portfolio allocation and holdings of the Portfolio at a particular date (including ratings assigned by independent ratings services such as Moody's, S&P and Fitch) may be included in advertisements and other material furnished to present and prospective shareholders. Such information may be stated as a percentage of the Portfolio's bond holdings on such date.

     Comparative information about the yield or distribution rate of the Fund and about average rates of return on certificates of deposit, bank money market deposit accounts, money market mutual funds and other short-term investments may also be included in advertisements, supplemental sales literature or communications of the Fund. Such information may also compare the taxable equivalent yield (or value) of the Fund to the after-tax yield (or value) of such other investment vehicles. A bank certificate of deposit, unlike the Fund's shares, pays a fixed rate of interest and entitles the depositor to receive the face amount of the certificate of deposit at maturity. A bank money market deposit account is a form of savings account which pays a variable rate of interest. Unlike the Fund's shares, bank certificates of deposit and bank money market deposit accounts are insured by the Federal Deposit Insurance Corporation. A money market mutual fund is designed to maintain a constant value of $1.00 per share and, thus, a money market fund's shares are subject to less price fluctuation than the Fund's shares.



     The average rates of return of money market mutual funds, certificates of deposit and bank money market deposit accounts referred to in advertisements, supplemental sales literature or communications of the Fund will be based on rates published by the Federal Reserve Bank, Donoghues Money Fund Averages, RateGram or The Wall Street Journal.


    Information used in advertisements and in materials furnished to present and prospective shareholders may include statements or illustrations relating to the appropriateness of types of securities and/or mutual funds which may be employed to meet specific financial goals, such as (1) funding retirement, (2) paying for children's education, and (3) financially supporting aging parents. These three financial goals may be referred to in such advertisements or materials as the "Triple Squeeze."


                                    TAXES

     See "Distributions and Taxes" in the Fund's current Prospectus.

     Each series of the Trust is treated as a separate entity for Federal income tax purposes. The Fund has elected to be treated, and intends to qualify each year, as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute its net investment income (including tax-exempt income) and net realized capital gains in accordance with the timing requirements imposed by the Code, so as to avoid any federal income or excise tax on the Fund. The Fund so qualified for its fiscal year ended July 31, 1995 (see the Notes to the Financial Statements incorporated by reference in this Statement of Additional Information). Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. The Portfolio will allocate at least annually among its investors, including the Fund, the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) to be entitled to the gross income of the Portfolio attributable to such share.

     In order to avoid federal excise tax, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income (not including tax-exempt income) for such year, at least 98% of the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and 100% of any income from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio is liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

     The Portfolio's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be allocated daily to interests in the Portfolio and, in order to enable the Fund to distribute its proportionate share of this income and avoid a tax payable by the Fund, the Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold in order to generate cash that the Fund may withdraw from the Portfolio for subsequent distribution to Fund shareholders.

     Investments in lower-rated or unrated securities may present special tax issues for the Portfolio and hence for the Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when the Portfolio may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable.

     Distributions by the Fund of net tax-exempt interest income that are properly designated as "exempt-interest dividends" may be treated by shareholders as interest excludable from gross income under Section 103(a) of the Code. In order for the Fund to be entitled to pay the tax-exempt interest income allocated to it by the Portfolio as exempt-interest dividends to its shareholders, the Fund must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax. For purposes of applying this 50% requirement, the Fund will be deemed to own its proportionate share of each of the assets of the Portfolio, and the Portfolio currently intends to invest its assets in a manner such that the Fund can meet this 50% requirement. Interest on certain municipal obligations is treated as a tax preference item for purposes of the federal alternative minimum tax. Shareholders of the Fund are required to report tax-exempt interest on their federal income tax returns.

     From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. Under federal tax legislation enacted in 1986, the federal income tax exemption for interest on certain municipal obligations was eliminated or restricted. As a result of such legislation, the availability of municipal obligations for investment by the Portfolio and the value of the securities held by the Portfolio may be affected.

     In the course of managing its investments, the Portfolio may realize some short-term and long-term capital gains (and/or losses) as a result of market transactions, including sales of portfolio securities and rights to when- issued securities and options and futures transactions. The Portfolio may also realize taxable income from certain short-term taxable obligations, securities loans, a portion of original issue discount with respect to certain stripped municipal obligations or their stripped coupons, and certain realized accrued market discount. Any distributions by the Fund of its share of such capital gains (after reduction by any capital loss carryforwards) would be taxable to shareholders of the Fund. However, it is expected that such amounts, if any, would normally be insubstantial in relation to the tax exempt interest earned by the Portfolio and allocated to the Fund. Certain distributions of the Fund declared in October, November or December and paid the following January will be taxed to shareholders as if received on December 31 of the year in which they are declared.

     The Portfolio's transactions in options and futures contracts will be subject to special tax rules that may affect the amount, timing and character of Fund distributions to shareholders. For example, certain positions held by the Portfolio on the last business day of each taxable year will be marked to market (i.e., treated as if closed out on such day), and any resulting gain or loss will generally be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Portfolio that substantially diminish the Portfolio's risk of loss with respect to other positions in its portfolio may constitute "straddles," which are subject to tax rules that may cause deferral of Portfolio losses, adjustments in the holding period of Portfolio securities and conversion of short-term into long-term capital losses. The Portfolio may have to limit its activities in options and futures contracts in order to enable the Fund to maintain its qualification as a RIC.

     Any loss realized upon the sale or exchange of shares of the Fund with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains with respect to such shares. Any loss realized on the sale or exchange of shares which have been held for tax purposes for 6 months or less (or such shorter period as may be prescribed by Treasury regulations) will be disallowed to the extent the shareholder has received tax-exempt interest with respect to such shares. In addition, a loss realized on a redemption of Fund shares will be disallowed to the extent the shareholder acquired other Fund shares within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date.

     Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number and certain required certifications, as well as shareholders with respect to whom the Fund has received notification from the Internal Revenue Service or a broker, may be subject to "backup" withholding of federal income tax from the Fund's dividends and distributions and the proceeds of redemptions (including repurchases and exchanges), at a rate of 31%. An individual's taxpayer identification number is generally his or her social security number.

     Non-resident alien individuals and certain foreign corporations and other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on the Fund's distributions from its ordinary income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax treaty. Distributions from the excess of the Fund's net long-term capital gain over its net short-term capital loss received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States, is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, or fails to provide any required certifications regarding status as a non-resident alien investor. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.

     The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local or foreign tax consequences of investing in the Fund.

                            PRINCIPAL UNDERWRITER


     Under the Distribution Agreement the Principal Underwriter acts as principal in selling shares of the Fund. The expenses of printing copies of prospectuses used to offer shares to Authorized Firms or investors and other selling literature and of advertising are borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under Federal and state securities laws are borne by the Fund. In addition, the Fund makes payments to the Principal Underwriter pursuant to its Distribution Plan as described in the Fund's current Prospectus; the provisions of the plan relating to such payments are included in the Distribution Agreement. The Distribution Agreement is renewable annually by the Trust's Board of Trustees (including a majority of its Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Fund's Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding voting securities of the Fund or on six months' notice by the Principal Underwriter and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Fund has authorized the Principal Underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Fund will exceed the amounts paid therefor by the Fund. For the amount paid by the Fund to the Principal Underwriter for acting as repurchase agent, see "Fees and Expenses" in the Fund's Part II.


                              DISTRIBUTION PLAN

     The Distribution Plan (the "Plan") is described in the prospectus and is designed to meet the requirements of Rule 12b-1 under the 1940 Act and the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD Rule"). The purpose of the Plan is to compensate the Principal Underwriter for its distribution services and facilities provided to the Fund by paying the Principal Underwriter sales commissions and a separate distribution fee in connection with sales of Fund shares. The following supplements the discussion of the Plan contained in the Fund's prospectus.

     The amount payable to the Principal Underwriter pursuant to the Plan as sales commissions and distribution fees with respect to each day will be accrued on such day as a liability of the Fund and will accordingly reduce the Fund's net assets upon such accrual, all in accordance with generally accepted accounting principles. The amount payable on each day is limited to 1/365 of
 .75% of the Fund's net assets on such day. The level of the Fund's net assets changes each day and depends upon the amount of sales and redemptions of Fund shares, the changes in the value of the investments held by the Portfolio, the expenses of the Fund and the Portfolio accrued and allocated to the Fund on such day, income on portfolio investments of the Portfolio accrued and allocated to the Fund on such day, and any dividends and distributions declared on Fund shares. The Fund does not accrue possible future payments as a liability of the Fund or reduce the Fund's current net assets in respect of unknown amounts which may become payable under the Plan in the future because the standards for accrual of such a liability under accounting principles have not been satisfied.

     The Plan provides that the Fund will receive all contingent deferred sales charges and will make no payments to the Principal Underwriter in respect of any day on which there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. Contingent deferred sales charges and accrued amounts will be paid by the Fund to the Principal Underwriter whenever there exist Uncovered Distribution Charges under the Fund's Plan.

     Periods with a high level of sales of Fund shares accompanied by a low level of early redemptions of Fund shares resulting in the imposition of contingent deferred sales charges will tend to increase the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter. Conversely, periods with a low level of sales of Fund shares accompanied by a high level of early redemptions of Fund shares resulting in the imposition of contingent deferred sales charges will tend to reduce the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter.

     In calculating daily the amount of Uncovered Distribution Charges, distribution charges will include the aggregate amount of sales commissions and distribution fees theretofore paid plus the aggregate amount of sales commissions and distribution fees which the Principal Underwriter is entitled to be paid under the Plan since its inception. Payments theretofore paid and payable under the Plan by the Fund to the Principal Underwriter and contingent deferred sales charges therefore paid or payable to the Principal Underwriter will be subtracted from such distribution charges; if the result of such subtraction is positive, a distribution fee (computed at 1% over the prime rate then reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of outstanding Uncovered Distribution Charges with respect to such day. The amount of outstanding Uncovered Distribution Charges of the Principal Underwriter calculated on any day does not constitute a liability recorded on the financial statements of the Fund.

     The amount of Uncovered Distribution Charges of the Principal Underwriter at any particular time depends upon various changing factors, including the level and timing of sales of Fund shares, the nature of such sales (i.e., whether they result from exchange transactions, reinvestments or from cash sales through Authorized Firms), the level and timing of redemptions of Fund shares upon which a contingent deferred sales charge will be imposed, the level and timing of redemptions of Fund shares upon which no contingent deferred sales charge will be imposed (including redemptions involving exchanges of Fund shares for shares of another fund in the Eaton Vance Classic Group of Funds which result in a reduction of Uncovered Distribution Charges), changes in the level of the net assets of the Fund, and changes in the interest rate used in the calculation of the distribution fee under the Plan. (For shares sold prior to January 30, 1995, Plan payments are as follows: the Principal Underwriter pays monthly sales commissions and service fee payments to Authorized Firms equivalent to approximately .75% and .20%, respectively, annualized of the assets maintained in the Fund by their customers beginning at the time of sale. No payments were made at the time of sale and there is no contingent deferred sales charge.)


    As currently implemented by the Trustees, the Fund's Plan authorizes payments of sales commissions and distribution fees to the Principal Underwriter and service fees to the Principal Underwriter and Authorized Firms which may be equivalent, on an aggregate basis during any fiscal year of the Fund, to .95% of the Fund's average daily net assets for such year. For the sales commission and service fee payments made by the Fund and the outstanding Uncovered Distribution Charges of the Principal Underwriter, see "Fees and Expenses -- Distribution Plan" in the Fund's Part II. The Fund believes that the combined rate of all these payments may be higher than the rate of payments made under distribution plans adopted by other investment companies pursuant to Rule 12b-1. Although the Principal Underwriter will use its own funds (which may be borrowed from banks) to pay sales commissions at the time of sale, it is anticipated that the Eaton Vance organization will profit by reason of the operation of the Plan through an increase in the Fund's assets (thereby increasing the advisory fee payable to BMR by the Portfolio) resulting from the sale of Fund shares and through the amounts paid to the Principal Underwriter, including contingent deferred sales charges, pursuant to the Plan. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts therefore received by the Principal Underwriter pursuant to the Plan and from contingent deferred sales charges have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expense, depreciation of building and equipment, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Eaton Vance organization in a manner deemed equitable to the Fund.


    The Plan provides that it shall continue in effect for so long as such continuance is approved at least annually by the vote of both a majority of (i) the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees") and (ii) all of the Trustees then in office, and the Distribution Agreement contains a similar provision. The Plan and Distribution Agreement may be terminated at any time by a vote of a majority of the Rule 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund. The provisions of the Plan relating to payments of sales commissions and distribution fees to the Principal Underwriter are also included in the Distribution Agreement between the Trust on behalf of the Fund and the Principal Underwriter. Under the Plan the President or a Vice President of the Trust shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees as required by Rule 12b-1. So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons.

     The Trustees believe that the Plan will be a significant factor in the growth of the Fund's assets, resulting in increased investment flexibility and advantages which have benefited and will continue to benefit the Fund and its shareholders. Payments for sales commissions and distribution fees made to the Principal Underwriter under the Plan will compensate the Principal Underwriter for its services and expenses in distributing shares of the Fund. Service fee payments made to the Principal Underwriter and Authorized Firms under the Plan provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the Principal Underwriter and Authorized Firms, the Plan is expected to result in the maintenance of, and possible future growth in, the assets of the Fund. Based on the foregoing and other relevant factors, the Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

                        PORTFOLIO SECURITY TRANSACTIONS

     Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR. BMR is also responsible for the execution of transactions for all other accounts managed by it.

     BMR places the portfolio security transactions of the Portfolio and of all other accounts managed by it for execution with many firms. BMR uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Portfolio and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, BMR will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Municipal obligations, including State obligations, purchased and sold by the Portfolio are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Portfolio may also purchase municipal obligations from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters. While it is anticipated that the Portfolio will not pay significant brokerage commissions in connection with such portfolio security transactions, on occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Portfolio will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of BMR, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Portfolio and BMR's other clients for providing brokerage and research services to BMR.

     As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Portfolio may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if BMR determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of overall responsibilities which BMR and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, BMR will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

     It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, BMR receives Research Services from many broker-dealer firms with which BMR places the Portfolio transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by BMR in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to BMR in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Portfolio is not reduced because BMR receives such Research Services. BMR evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which BMR believes are useful or of value to it in rendering investment advisory services to its clients.

     Subject to the requirement that BMR shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, BMR is authorized to consider as a factor in the selection of any firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc., which rule provides that no firm which is a member of the Association shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.


     Municipal obligations considered as investments for the Portfolio may also be appropriate for other investment accounts managed by BMR or its affiliates. BMR will attempt to allocate equitably portfolio security transactions among the Portfolio and the portfolios of its other investment accounts purchasing municipal obligations whenever decisions are made to purchase or sell securities by the Portfolio and one or more of such other accounts simultaneously. In making such allocations, the main factors to be considered are the respective investment objectives of the Portfolio and such other accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Portfolio and such accounts, the size of investment commitments generally held by the Portfolio and such accounts and the opinions of the persons responsible for recommending investments to the Portfolio and such accounts. While this procedure could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits available from the BMR organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. For the brokerage commissions paid by the Portfolio on portfolio transactions, see "Fees and Expenses" in the Fund's Part II.

                              OTHER INFORMATION

     Eaton Vance, pursuant to its agreement with the Trust, controls the use of the words "Eaton Vance" and "EV" in the Fund's name and may use the words "Eaton Vance" and "EV" in other connections and for other purposes.


     The Trust is organized as a Massachusetts business trust. As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's by-laws, the Trustees shall continue to hold office and may appoint successor Trustees.

     The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

     The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or
(2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In addition, the By-Laws of the Trust provide that no natural person shall serve as a Trustee of the Trust after the holders of record of not less than two-thirds of the outstanding shares have declared that he be removed from office either by declaration in writing filed with the custodian of the assets of the Trust or by votes cast in person or by proxy at a meeting called for the purpose.

     In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

     The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

     The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the Commission, or during any emergency as determined by the Commission which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the independent certified public accountants of the Fund and the Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                              FINANCIAL STATEMENTS

     The financial statements of the Fund and the Portfolio, which are included in the Fund's Annual Report to Shareholders, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance on the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. A copy of the Annual Report accompanies this Statement of Additional Information.

                                    APPENDIX

                       DESCRIPTION OF SECURITIES RATINGS+

                        MOODY'S INVESTORS SERVICE, INC.

MUNICIPAL BONDS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

----------
+The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Portfolio's fiscal year end.

Should no rating be assigned, the reason may be one of the following:

     1. An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3. There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.


Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MUNICIPAL SHORT-TERM OBLIGATIONS

RATINGS: Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such rating recognizes the differences between short term credit risk and long term risk. Factors effecting the liquidity of the borrower and short term cyclical elements are critical in short term ratings, while other factors of major importance in bond risk, long term secular trends for example, may be less important over the short run.

A short term rating may also be assigned on an issue having a demand feature, variable rate demand obligation (VRDO). Such ratings will be designated as VMIG1, SG or if the demand feature is not rated, NR. A short term rating on issues with demand features are differentiated by the use of the VMIG1 symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

COMMERCIAL PAPER

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 365 days.

Issuers (or supporting institutions) rated PRIME-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

     -- Leading market positions in well established industries.

     -- High rates of return on funds employed.

     -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2

Issuers (or supporting institutions) rated PRIME-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3

Issuers (or supporting institutions) rated PRIME-3 (P-3) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.

                       STANDARD & POOR'S RATINGS GROUP

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES

S&P note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     -- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

     -- Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

     SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus(+) designation.

     SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3: Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

S&P's commercial paper ratings are a current assessments of the likelihood of timely payment of debts considered short-term in the relevant market.

     A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

     A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

     A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B: Issues rated "B" are regarded as having only speculative capacity for timely payment.

     C: This rating is assigned to short term debt obligations with doubtful capacity for payment.

     D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period.

                         FITCH INVESTORS SERVICE, INC.

INVESTMENT GRADE BOND RATINGS

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligors ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Stong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

                                * * * * * * * *

NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

     Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments. (SD) The ratings indicated herein are believed to be

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

     This Part II provides information about EV CLASSIC ARIZONA MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and Arizona State personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the Arizona Municipals Portfolio (the "Portfolio").

RISKS OF CONCENTRATION


     The following information as to certain Arizona considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Arizona issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Arizona issuers. Neither the Trust nor the Portfolio has independently verified this information.

     The ability of Arizona and its political subdivisions to respond to the ever-increasing burdens placed upon them by the growth of the 1980's has been limited, in part, by Constitutional and legislative restrictions on property tax increases and limitations on annual expenditure increases. Subject to certain exceptions, the maximum amount of property taxes levied by any Arizona county, city, town or community college district for their operations and maintenance expenditures cannot exceed the amount levied in a preceding year by more than two percent. Certain taxes are specifically exempt from this limit, including taxes levied for debt service payments. Annual property tax levies for the payment of general obligation bonded indebtedness are unlimited as to rate or amount. However, there are Constitutional limitations on the aggregate amount of general obligation bonded indebtedness an Arizona municipality may incur, and these limitations could impede a municipality's ability to respond to the needs of a fast-growing population for additional public facilities and services.

     Arizona State government general fund revenue growth in fiscal year 1994 exceeded projections, increasing 10.7% overall. The 10.8% increase in sales tax revenue and the 9.3% increase in income tax revenue reflects the increased economic growth in the State. With revenue growth outpacing an 8.8% increase in expenditures, the State general fund ended fiscal year 1994 with a total fund balance of $420.2 million. Fiscal year 1995 is expected to close with a general fund balance of $115 million, and a budget stabilization ("rainy day" fund) balance of approximately $203 million, with the two combined equal to 7.3% of total general fund expenditures.

     The 1995 legislature enacted a $200 million income tax reduction package and has committed to enact a $200 million property tax reduction package in 1997. In 1992, Arizona voters passed a measure that requires a two-thirds vote of the legislature to increase State revenue. Accordingly, it will be more difficult to reverse the current and planned tax reductions, which may adversely affect State fund balances and fiscal conditions.

                              FEES AND EXPENSES

INVESTMENT ADVISER

     As of July 31, 1995, the Portfolio had net assets of $144,521,015. For the fiscal year ended July 31, 1995, the Portfolio paid BMR advisory fees of $629,148 (equivalent to 0.42% of the Portfolio's average daily net assets for such year). For the ten months ended July 31, 1994, the Portfolio paid BMR advisory fees of $505,544 (equivalent to 0.41% (annualized) of the Portfolio's average daily net assets for such period). For the period from the Portfolio's start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid BMR advisory fees of $268,894 (equivalent to 0.39% (annualized) of the Portfolio's average daily net assets for such period). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information.

ADMINISTRATOR

     As stated under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal year ended July 31, 1995 and for the period from the start of business, December 13, 1993, to the fiscal year ended July 31, 1994, $18,453 and $16,438, respectively, of the Fund's operating expenses were allocated to the Administrator.

DISTRIBUTION PLAN

     The Distribution Plan and Distribution Agreement remain in effect until April 28, 1996 and may be continued as described under "Distribution Plan" in
Part I of this Statement of Additional Information. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's initial sole shareholder (Eaton Vance) and by the Board of Trustees of the Trust, as required by Rule 12b-1. During the fiscal year ended July 31, 1995, the Principal Underwriter paid to Authorized Firms sales commissions of $21,876 on sales of Fund shares. During the same period, the Fund paid sales commission payments under the Plan to the Principal Underwriter aggregating $22,746. Such payments reduced Uncovered Distribution Charges. During such period, contingent deferred sales charges aggregating approximately $600 were imposed on early redeeming shareholders and paid to the Principal Underwriter to reduce Uncovered Distribution Charges. As at July 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $421,000 (which amount was equivalent to 17.1% of the Fund's net assets on such date). During the fiscal year ended July 31, 1995, the Fund paid service fee payments under the Plan aggregating $6,090, of which $5,854 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER

     For the fiscal year ended July 31, 1995, the Fund paid the Principal Underwriter $87.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN

     For the fiscal year ended July 31, 1995, the Fund paid IBT $4,972 and the Portfolio paid IBT $65,302.

BROKERAGE

     For the fiscal year ended July 31, 1995, the ten months ended July 31, 1994, and for the period from the start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES

     The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended July 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund and the Portfolio, and, for the year ended September 30, 1995, earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

                                AGGREGATE     AGGREGATE     TOTAL COMPENSATION
                              COMPENSATION   COMPENSATION     FROM TRUST AND
NAME                            FROM FUND   FROM PORTFOLIO     FUND COMPLEX
----                          ------------  --------------  ------------------
Donald R. Dwight ..............     $0         $1,692(2)       $135,000(4)
Samuel L. Hayes, III ..........      0          1,736(3)        150,000(5)
Norton H. Reamer ..............      0          1,752           135,000
John L. Thorndike .............      0          1,841           140,000
Jack L. Treynor ...............      0          1,784           140,000
----------

(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2) Includes $436 of deferred compensation.
(3) Includes $559 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.


                         ADDITIONAL OFFICER INFORMATION

     In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I of this Statement of Additional Information, Cynthia J. Clemson (32) is a Vice President of the Portfolio. Ms. Clemson has served as a Vice President of the Portfolio since June 19, 1995. Ms. Clemson has been a Vice President of BMR and Eaton Vance since 1993 and an employee of Eaton Vance since 1985. Ms. Clemson is an officer of various investment companies managed by Eaton Vance or BMR.

                            PERFORMANCE INFORMATION


     The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from July 25, 1991 through July 31, 1995 and for the one year period ended July 31, 1995. The total return for the period prior to the Fund's commencement of operations on December 13, 1993 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund contingent deferred sales charge ("CDSC"). The total return for such prior period has not been adjusted to reflect the Fund's distribution fees and certain other expenses. If such an adjustment were made, the performance would be lower.


                          VALUE OF A $1,000 INVESTMENT

                                                                            TOTAL RETURN BEFORE       TOTAL RETURN AFTER
                                       VALUE BEFORE DE-  VALUE AFTER DE-     DEDUCTING THE CDSC       DEDUCTING THE CDSC*
INVESTMENT    INVESTMENT   AMOUNT OF  DUCTING THE CDSC  DUCTING THE CDSC*  ---------------------    ------------------------
  PERIOD         DATE     INVESTMENT     ON 7/31/95        ON 7/31/95      CUMULATIVE  ANNUALIZED   CUMULATIVE     ANNUALIZED
----------   -----------  ----------  ----------------  ----------------   ----------  ----------   ----------     ----------
Life of
the Fund**      7/25/91     $1,000        $1,341.37        $1,341.37         34.14%       7.58%       34.14%        7.58%
1 Year
Ended
7/31/95**       7/31/94     $1,000        $1,064.39        $1,054.39          6.44%       6.44%        5.44%        5.44%


     Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.
----------
 * No CDSC is imposed on certain redemptions. See the Fund's current
   Prospectus.
** If a portion of the Portfolio's and/or the Fund's expenses had not been subsidized, the Fund would have had lower returns.


     For the thirty-day period ended July 31, 1995, the yield of the Fund was 4.52%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.52% would be 6.91%, assuming a combined federal and State tax rate of 34.59%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower yield.

     The Fund's distribution rate (calculated on July 31, 1995 and based on the Fund's monthly distribution paid July 24, 1995) was 4.63%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 4.73%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower distribution rate and effective distribution rate.


     See the Tax Equivalent Yield Table in this Part II concerning applicable tax rates and income brackets.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     As at October 31, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL and Southwest Securities, Dallas, TX were the record owners of approximately 33.5% and 20.0% of the outstanding shares, which were held on behalf of their customers who are the beneficial owners of such shares, and as to which they had voting power under certain limited circumstances. In addition, as of such date, Sherely F. Randall, Trustee, Sherely F. Randall Liv Trust U/A dtd 8/9/94, Green Valley, AZ owned approximately 9.1% of the outstanding shares of the Fund. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                              OTHER INFORMATION

     The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991. The Fund changed its name from EV Classic Arizona Tax Free Fund to EV Classic Arizona Municipals Fund on December 1, 1995.

                           TAX EQUIVALENT YIELD TABLE


     The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and Arizona State income tax laws and tax rates applicable for 1995.

                                               COMBINED                              A FEDERAL AND ARIZONA STATE
                                              FEDERAL AND                                TAX EXEMPT YIELD OF:
SINGLE RETURN                JOINT RETURN      ARIZONA          4%       4.5%       5%       5.5%       6%       6.5%        7%
-------------                ------------     STATE TAX       ---------------------------------------------------------------------
            (TAXABLE INCOME*)                  BRACKET+                     IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
-----------------------------------------    ------------     ---------------------------------------------------------------------
     Up to $ 23,350          Up to $ 39,000     17.98%         4.88%     5.49%     6.10%     6.71%     7.31%     7.92%      8.53%
$ 23,351 - $ 56,550     $ 39,001 - $ 94,250     31.74          5.86      6.59      7.33      8.06      8.79      9.52      10.26
$ 56,551 - $117,950     $ 94,251 - $143,600     34.59          6.12      6.88      7.64      8.41      9.17      9.94      10.70
$117,951 - $256,500     $144,601 - $256,500     39.58          6.62      7.45      8.28      9.10      9.93     10.76      11.59
      Over $256,500           Over $256,500     42.98          7.02      7.89      8.77      9.65     10.52     11.40      12.28

*Net amount subject to federal and Arizona personal income tax after deductions and exemptions.


+The combined federal and Arizona tax brackets are calculated using the highest
 Arizona tax rate within each bracket. Taxpayers with taxable income within such brackets may have lower combined tax brackets and taxable equivalent yields than indicated above. The combined tax rates assume that Arizona taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36% and 39.6%, over the same ranges of income.


Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including Arizona State Income Taxes) for taxpayers with adjusted gross income in excess of $114,700. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $114,700 and joint filers with adjusted gross income in excess of $172,050. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that EV Classic Arizona Municipals Fund will achieve any specific tax exempt yield. While it is expected that a substantial portion of the interest income distributed to Fund Shareholders will be exempt from the regular federal income tax and Arizona personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for Arizona personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV CLASSIC COLORADO MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and Colorado State personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the Colorado Municipals Portfolio (the "Portfolio").


                            RISKS OF CONCENTRATION
    The following information as to certain Colorado considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Colorado issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Colorado issuers. Neither the Trust nor the Portfolio has independently verified this information.


    Large public works projects, a pickup in the housing sector and growth in the trade and services industries led to moderate employment gains for the State during the early 1990's. Certain areas of manufacturing, however, have been adversely impacted by the prolonged U.S. downturn and by relatively heavy reliance on defense contracts and military payroll.

    The major revenue sources of the State are the individual income tax and the general sales and use tax. Because of limitations contained in the State constitution, the State of Colorado issues no general obligation bonds. Several agencies and instrumentalities of State government, however, are authorized by statute to issue bonds secured by revenues from specific projects and activities or to enter into lease-purchase financings which are subject to annual appropriation. Additionally, the State is authorized to issue short-term revenue anticipation notes. To the extent the Portfolio holds debt of local units of government whose revenues may rely in part on distributions from the State, the fiscal health of the State will have an indirect affect on the Portfolio. The State is required to have a balanced budget each fiscal year. Therefore, in the event of a funding gap, the State must cut expenditures and/or raise revenues. The latter is difficult, especially since the passage of the TABOR Amendment (see below). Strong growth in income tax and sales tax collections recently contributed to larger increases in the unreserved fund balance than had been budgeted. In fiscal year 1993-94, the State had revenue collections which exceeded expenditures by $38 million. In fiscal year 1994-95, revenues exceeded expenditures by $94 million. The State will make a $74 million contribution to an emergency reserve, leaving the general fund reserve at $276 million, or roughly 7.6% of total annual appropriations. Such emergency reserve transfers are not foreseen to be required in the next several years. Revenues for the 1995-96 fiscal year are budgeted to increase 4% while expenditures will increase 6%.

    There are approximately 1,800 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, school districts and a variety of water, sewer and other special districts, all with various constitutional and statutory authority to levy taxes and incur indebtedness. The major sources of revenue for payment of indebtedness are the ad valorem property tax, which presently is imposed and collected solely at the local level, although the State is also authorized to levy the tax, sales and use taxes, and revenue from special projects. Residential real property is presently assessed at 10.36% of its actual value. All other property is assessed at 29% of its actual value except producing mines and oil and gas properties. Oil and gas properties are assessed at 87.5%.

    A 1992 amendment to the State Constitution (the "TABOR Amendment") restricts growth of State and local government spending to the rate of inflation plus growth (as measured by population, school enrollment, or construction depending on the government entity); and requires voter approval of all new taxes or tax increases and the issuance of most types of debt. Though the TABOR Amendment is not expected to have an immediate effect on the credit quality of state and local governments, it will likely reduce the financial flexibility of all levels of government in Colorado over time. In particular, local governments dependent on taxes on residential property are being squeezed between the TABOR Amendment requirements of voter approval for increased mill levies and an earlier State Constitutional amendment which has had the effect of lowering the assessment rate on residential property from 21% to 10.36% over the past 8 years. Younger or rapidly growing municipalities with large infrastructure requirements may have particular difficulty finding the revenues needed to finance their growth.

                              FEES AND EXPENSES

INVESTMENT ADVISER
    As at July 31, 1995, the Portfolio had net assets of $46,077,166. For the fiscal year ended July 31, 1995, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $128,496 (equivalent to 0.28% of the Portfolio's average daily net assets for such year). To enhance the net income of the Portfolio, BMR made a reduction of its advisory fee in the amount of $69,064. For the ten months ended July 31, 1994, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $67,224 (equivalent to 0.23% (annualized) of the Portfolio's average daily net assets for such period). To enhance the net income of the Portfolio, BMR made a reduction of the full amount of its advisory fee and BMR was allocated a portion of the expenses related to the operation of the Portfolio in the amount of $31,504. For the period from the Portfolio's start of business, February 1, 1993, to the fiscal year ended September 30, 1993, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $15,122 (equivalent to 0.16% (annualized) of the Portfolio's average daily net assets for such period). To enhance the net income of the Portfolio, BMR made a reduction of the full amount of its advisory fee and BMR was allocated a portion of expenses related to the operation of the Portfolio in the amount of $12,114. The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal year ended July 31, 1995 and for the period from the start of business, December 10, 1993, to the fiscal year ended July 31, 1994, $17,169 and $14,596, respectively, of the Fund's operating expenses were allocated to the Administrator.

DISTRIBUTION PLAN
    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1996 and may be continued as described under "Distribution Plan" in
Part I of this Statement of Additional Information. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's initial sole shareholder (Eaton Vance) and by the Board of Trustees of the Trust, as required by Rule 12b-1. During the fiscal year ended July 31, 1995, the Principal Underwriter paid to Authorized Firms sales commissions of $16,399 on sales of Fund shares. During the same period, the Fund paid sales commission payments under the Plan to the Principal Underwriter aggregating $17,028. Such payments reduced Uncovered Distribution Charges. During such period, contingent deferred sales charges aggregating approximately $200 were imposed on early redeeming shareholders and paid to the Principal Underwriter to reduce Uncovered Distribution Charges. As at July 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $286,000 (which amount was equivalent to 14.5% of the Fund's net assets on such date). During the fiscal year ended July 31, 1995, the Fund paid service fee payments under the Plan aggregating $4,594, of which $4,346 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    For the fiscal year ended July 31, 1995, the Fund paid the Principal Underwriter $125 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN
    For the fiscal year ended July 31, 1995, the Fund paid IBT $4,950 and the Portfolio paid IBT $16,604.

BROKERAGE
    For the fiscal year ended July 31, 1995, the ten months ended July 31, 1994, and for the period from the start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended July 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund and the Portfolio, and, for the year ended September 30, 1995, earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex
(1):

                                              AGGREGATE
                               AGGREGATE    COMPENSATION   TOTAL COMPENSATION
                             COMPENSATION      FROM          FROM TRUST AND
NAME                           FROM FUND     PORTFOLIO        FUND COMPLEX
----                         ------------   ------------   ------------------
Donald R. Dwight ..........       $0            $333(2)         $135,000(4)
Samuel L. Hayes, III ......        0             322(3)          150,000(5)
Norton H. Reamer ..........        0             314             135,000
John L. Thorndike .........        0             318             140,000
Jack L. Treynor ...........        0             343             140,000
----------
(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2) Includes $83 of deferred compensation.
(3) Includes $103 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.


                        ADDITIONAL OFFICER INFORMATION
    In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I of this Statement of Additional Information, David C. Reilly (38) is a Vice President of the Portfolio. Mr. Reilly has served as a Vice President of the Portfolio since December 1, 1995. Mr. Reilly has been a Vice President of BMR since 1992 and Eaton Vance since 1991 and an employee of Eaton Vance since 1991. Prior to joining Eaton Vance, he was a Vice President and a municipal bond analyst at Sudder, Stevens & Clark (1984-1991). Mr. Reilly is an officer of various investment companies managed by Eaton Vance or BMR.

                           PERFORMANCE INFORMATION
    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from August 25, 1992 through July 31, 1995 and for the one year period ended July 31, 1995. The total return for the period prior to the Fund's commencement of operations on December 10, 1993 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund contingent deferred sales charge ("CDSC"). The total return for such prior period has not been adjusted to reflect the Fund's distribution fees and certain other expenses. If such an adjustment were made, the performance would be lower.



                         VALUE OF A $1,000 INVESTMENT

                                            VALUE BEFORE      VALUE AFTER       TOTAL RETURN BEFORE          TOTAL RETURN AFTER
                                              DEDUCTING        DEDUCTING         DEDUCTING THE CDSC         DEDUCTING THE CDSC*
  INVESTMENT     INVESTMENT    AMOUNT OF      THE CDSC         THE CDSC*     --------------------------  --------------------------
    PERIOD          DATE      INVESTMENT     ON 7/31/95       ON 7/31/95      CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------  ------------  -----------  ---------------  ---------------  ------------  ------------  ------------  ------------

Life of
the Fund**        8/25/92       $1,000        $1,174.45        $1,174.45        17.45%        5.64%         17.45%        5.64%
1 Year
Ended
7/31/95**         7/31/94       $1,000        $1,058.88        $1,048.88         5.89%        5.89%          4.89%        4.89%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

----------
 * No CDSC is imposed on certain redemptions. See the Fund's current
   Prospectus.
** If a portion of the Portfolio's and/or the Fund's expenses had not been subsidized, the Fund would have had lower returns.


    For the thirty-day period ended July 31, 1995, the yield of the Fund was 4.83%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.83% would be 7.37%, assuming a combined federal and State tax rate of 34.45%. If a portion of the Portfolio's and the Fund's expenses had not been allocated to the Investment Adviser and the Administrator, respectively, the Fund would have had a lower yield.

    The Fund's distribution rate (calculated on July 31, 1995 and based on the Fund's monthly distribution paid July 24, 1995) was 4.80%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 4.91%. If a portion of the Portfolio's and the Fund's expenses had not been allocated to the Investment Adviser and the Administrator, respectively, the Fund would have had a lower distribution rate and effective distribution rate.


    See the Tax Equivalent Yield Table in this Part II concerning applicable tax rates and income brackets.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
    As at October 31, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1995, Donaldson Lufkin Jenrette Securities Corporation Inc., Jersey City, NJ and Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL were the record owners of approximately 12.3% and 8.7% of the outstanding shares, which were held on behalf of their customers who are the beneficial owners of such shares, and as to which they had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.


                              OTHER INFORMATION
    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991. The Fund changed its name from EV Classic Colorado Tax Free Fund to EV Classic Colorado Municipals Fund on December 1, 1995.


                          TAX EQUIVALENT YIELD TABLE
    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and Colorado State income tax laws and tax rates applicable for 1995.



                                                                        A FEDERAL AND COLORADO STATE
                                                 COMBINED                     TAX EXEMPT YIELD OF:
   SINGLE RETURN          JOINT RETURN          FEDERAL AND    4%    4.5%     5%    5.5%     6%      6.5%      7%
    ------------          ------------           CO STATE     -------------------------------------------------------
            (TAXABLE INCOME*)                  TAX BRACKET+          IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
------------------------------------------     -----------    -------------------------------------------------------
      Up to $ 23,350        Up to $ 39,000        19.25%      4.95%  5.57%   6.19%  6.81%    7.43%    8.05%    8.67%
 $ 23,351 - $ 56,550   $ 39,001 - $ 94,250        31.60       5.85   6.58    7.31   8.04     8.77     9.50    10.23
 $ 56,551 - $117,950   $ 94,251 - $143,600        34.45       6.10   6.86    7.63   8.39     9.15     9.92    10.68
 $117,951 - $256,500   $143,601 - $256,500        39.20       6.58   7.40    8.22   9.05     9.87    10.69    11.51
     Over   $256,500       Over   $256,500        42.62       6.97   7.84    8.71   9.59    10.46    11.33    12.20


*Net amount subject to federal and Colorado personal income tax after deductions and exemptions.


+ The Colorado income tax rate is 5%. The combined tax rates assume that Colorado taxes are itemized deductions for federal income tax purposes.
  Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36% and 39.6%, over the same ranges of income.

Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including Colorado State income taxes) for taxpayers with adjusted gross income in excess $114,700. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $114,700 and joint filers with adjusted gross income in excess of $172,050. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that EV Classic Colorado Municipals Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and Colorado personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for Colorado personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV CLASSIC CONNECTICUT MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and Connecticut State personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the Connecticut Municipals Portfolio (the "Portfolio").


                             RISKS OF CONCENTRATION
    The following information as to certain Connecticut considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Connecticut issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Connecticut issuers. Neither the Trust nor the Portfolio has independently verified this information.


    Although the manufacturing sector has traditionally been of prime economic importance to Connecticut, the non-manufacturing sector of employment (primarily aircraft engines, helicopters and submarines) now dominate the State's economy. Approximately 82% of the State's non-agricultural employment is in the non-manufacturing sector, with 30% of the total in the service sector, 22% in the wholesale and retail trade sector, and 14% in the government sector. Defense-related business plays an important role in the Connecticut economy, and defense awards to Connecticut have traditionally been among the highest in the nation on a per capita basis. However, in recent years the federal government has reduced defense-related spending which has had an adverse impact on the Connecticut economy.

    As of June 1995, the unemployment rate in Connecticut on a seasonally adjusted basis was 5.4%, compared to 5.6% for the nation. Between June 1994 and June 1995, the State lost 1,700 non-farm jobs, with gains in the services and construction sectors being offset by losses in the manufacturing (durable goods), finance, insurance and real estate sectors of the economy. The State's economy is beginning a slow recovery, constrained by military spending cuts and cost containment pressures in the insurance and biomedical industries. The full economic impact of continued corporate downsizing in the defense and insurance industries may not be fully realized.

    The State derives over 70% of its revenues from taxes imposed by the State. The two major taxes have been the sales and use tax and the corporation business tax, each of which is sensitive to changes in the level of economic activity in the State, but the Connecticut personal income tax on individuals, trusts, and estates enacted in 1991 is expected to supersede them in importance. In order to promote economic stability and provide a positive business climate, several tax changes were adopted during the 1993 legislative session. Among the most significant changes were the changes to the Corporation Business Tax -- a 4 year gradual rate reduction to 11.25% beginning January 1, 1995; 11% beginning January 1, 1996; 10.5% beginning January 1, 1997 and 10% beginning January 1, 1998.

    During fiscal 1991-92, the State issued $965.7 million of Economic Recovery Notes, of which $455.6 million remained outstanding as of March, 1995. The State ended the 1992-93 fiscal year with a $113.5 million General Fund operating surplus and a $19.7 million General Fund surplus for the 1993-94 fiscal year. The estimated surplus at June 1995 for the General Fund is $74.5 million, and the estimated surplus for the Transportation Fund is $57.9 million.

    The State, its officers and employees are defendants in numerous lawsuits. According to the State Attorney General's Office, an adverse decision in any of the cases summarized herein could materially affect the State's financial position: (i) an action to enforce the spending cap provision of the State's constitution by seeking to require that the General Assembly define certain terms used therein and to enjoin certain increases in "general budget expenditures" until this is done; (ii) litigation on behalf of black and hispanic school children in the City of Hartford seeking "integrated education" within the greater Hartford metropolitan area; (iii) litigation involving claims by Indian tribes to less than 1/10 of 1% of the State's land area; (iv) litigation challenging the State's method of financing elementary and secondary public schools on the grounds that it denies equal access to education; (v) an action in which two retarded persons seek placement outside a State hospital, new programs, and damages on behalf of themselves and all mentally retarded patients at the hospital; (vi) litigation involving claims for refunds of taxes by several cable television companies; (vii) an action on behalf of all persons with retardation or traumatic brain injury, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services; (viii) an action by the Connecticut Hospital Association and 33 hospitals seeking to require the State to reimburse hospitals for in-patient medical services on a more favorable basis; (ix) a class action by the Connecticut Criminal Defense Lawyers Association claiming a campaign of illegal surveillance activity and seeking damages and injunctive relief; (x) two actions for monetary damages brought by a former patient at a State mental hospital stemming from an attempted suicide that left her brain-damaged; (xi) an action challenging the validity of the State's imposition of surcharges on hospital charges to finance certain uncompensated care costs incurred by hospitals; and (xii) an action challenging the validity of the State's imposition of gross earnings taxes on hospital revenues to finance certain uncompensated care costs.

                              FEES AND EXPENSES
INVESTMENT ADVISER
    As of July 31, 1995, the Portfolio had net assets of $195,275,789. For the fiscal year ended July 31, 1995, the Portfolio paid BMR advisory fees of $835,605 (equivalent to 0.44% of the Portfolio's average daily net assets for such year). For the ten months ended July 31, 1994, the Portfolio paid BMR advisory fees of $635,227 (equivalent to 0.42% (annualized) of the Portfolio's average daily net assets for such period). For the period from the Portfolio's start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid BMR advisory fees of $331,388 (equivalent to 0.40% (annualized) of the Portfolio's average daily net assets for such period). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal year ended July 31, 1995 and for the period from the start of business, December 9, 1993, to the fiscal year ended July 31, 1994, $22,099 and $18,157, respectively, of the Fund's operating expenses were allocated to the Administrator.

DISTRIBUTION PLAN
    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1996 and may be continued as described under "Distribution Plan" in
Part I of this Statement of Additional Information. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's initial sole shareholder (Eaton Vance) and by the Board of Trustees of the Trust, as required by Rule 12b-1. During the fiscal year ended July 31, 1995, the Principal Underwriter paid to Authorized Firms sales commissions of $27,355 on sales of Fund shares. During the same period, the Fund paid sales commission payments under the Plan to the Principal Underwriter aggregating $28,944. Such payments reduced Uncovered Distribution Charges. During such period, no contingent deferred sales charges were paid to the Principal Underwriter. As at July 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $346,000 (which amount was equivalent to 7.5% of the Fund's net assets on such date). During the fiscal year ended July 31, 1995, the Fund paid service fee payments under the Plan aggregating $7,696, of which $7,294 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    For the fiscal year ended July 31, 1995, the Fund paid the Principal Underwriter $95 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN
    For the fiscal year ended July 31, 1995, the Fund paid IBT $3,449 and the Portfolio paid IBT $48,135.

BROKERAGE
    For the fiscal year ended July 31, 1995, the ten months ended July 31, 1994, and for the period from the start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested
Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended July 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund and the Portfolio, and, for the year ended September 30, 1995, earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

                                              AGGREGATE
                               AGGREGATE    COMPENSATION   TOTAL COMPENSATION
                             COMPENSATION       FROM         FROM TRUST AND
NAME                           FROM FUND      PORTFOLIO       FUND COMPLEX
----                         ------------   ------------   ------------------
Donald R. Dwight ..........       $0           $2,096(2)        $135,000(4)
Samuel L. Hayes, III ......        0            2,123(3)         150,000(5)
Norton H. Reamer ..........        0            2,133            135,000
John L. Thorndike .........        0            2,227            140,000
Jack L. Treynor ...........        0            2,196            140,000
----------
(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2) Includes $525 of deferred compensation.
(3) Includes $682 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.

                         ADDITIONAL OFFICER INFORMATION
    In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I of this Statement of Additional Information, Nicole Anderes (34) is a Vice President of the Portfolio. Ms. Anderes has served as a Vice President of the Portfolio since June 19, 1995. Ms. Anderes has been a Vice President of BMR and Eaton Vance since 1994 and is an officer of various investment companies managed by Eaton Vance or BMR. Prior to joining Eaton Vance, Ms. Anderes was Vice President and portfolio manager, Lazard Freres Asset Management (1992- 1994) and Vice President and Manager -- Municipal Research, Roosevelt & Cross (1978-1992).


                            PERFORMANCE INFORMATION
    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from May 1, 1992 through July 31, 1995 and for the one year period ended July 31, 1995. The total return for the period prior to the Fund's commencement of operations on December 9, 1993 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund contingent deferred sales charge ("CDSC"). The total return for such prior period has not been adjusted to reflect the Fund's distribution fees and certain other expenses. If such an adjustment were made, the performance would be lower.

                          VALUE OF A $1,000 INVESTMENT

                                            VALUE BEFORE      VALUE AFTER       TOTAL RETURN BEFORE          TOTAL RETURN AFTER
                                              DEDUCTING        DEDUCTING         DEDUCTING THE CDSC         DEDUCTING THE CDSC*
  INVESTMENT     INVESTMENT    AMOUNT OF      THE CDSC         THE CDSC*     --------------------------  --------------------------
    PERIOD          DATE      INVESTMENT     ON 7/31/95       ON 7/31/95      CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------  ------------  -----------  ---------------  ---------------  ------------  ------------  ------------  ------------
Life of
the Fund**         5/1/92       $1,000        $1,196.15        $1,196.15        19.62%        5.67%         19.62%        5.67%
1 Year
Ended
7/31/95**         7/31/94       $1,000        $1,044.87        $1,034.95         4.49%        4.49%          3.49%        3.49%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.
----------
 * No CDSC is imposed on certain redemptions. See the Fund's current prospectus.

** If a portion of the Portfolio's and/or the Fund's expenses had not been subsidized, the Fund would have had lower returns.


    For the thirty-day period ended July 31, 1995, the yield of the Fund was 4.57%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.57% would be 6.94%, assuming a combined federal and State tax rate of 34.11%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower yield.

    The Fund's distribution rate (calculated on July 31, 1995 and based on the Fund's monthly distribution paid July 24, 1995) was 4.77%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 4.88%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower distribution rate and effective distribution rate.


    See the Tax Equivalent Yield Table in this Part II concerning applicable tax rates and income brackets.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
    As at October 31, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1995, People's Securities, Inc., Bridgeport, CT and Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL were the record owners of approximately 9.1%, and 8.1%, respectively, of the outstanding shares, which were held on behalf of their customers who are the beneficial owners of such shares, and as to which they have voting power under certain limited circumstances. In addition, as of such date, the following shareholder owned beneficially and of record the percentage of outstanding shares of the Fund indicated after the name: Raymond James & Associates, Inc., FAO Diane & Thom Santa Barbara & Anne E. MacKinnel TT 12/23/92, Branford, CT (21.9%). To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.


                               OTHER INFORMATION
    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on Janury 7, 1991. The Fund changed its name from EV Classic Connecticut Tax Free Fund to EV Classic Connecticut Municipals Fund on December 1, 1995.


                           TAX EQUIVALENT YIELD TABLE
    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and Connecticut State income tax laws and tax rates applicable for 1995.


                                               COMBINED                   A FEDERAL AND CONNECTICUT STATE
                                              FEDERAL AND                        TAX EXEMPT YIELD OF:
   SINGLE RETURN           JOINT RETURN        CT STATE      4%      4.5%      5%      5.5%       6%       6.5%       7%
-------------------     -------------------       TAX       --------------------------------------------------------------
                (TAXABLE INCOME*)               BRACKET+               IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
-------------------------------------------     --------    --------------------------------------------------------------
     Up to $ 23,350          Up to $ 39,000     18.25%      4.89%    5.50%    6.12%    6.73%     7.34%     7.95%     8.56%
$ 23,351 - $ 56,550     $ 39,001 - $ 94,250     31.24       5.82     6.54     7.27     8.00      8.73      9.45     10.18
$ 56,551 - $117,950     $ 94,251 - $143,600     34.11       6.07     6.83     7.59     8.35      9.11      9.86     10.62
$117,951 - $256,500     $143,601 - $256,500     38.88       6.54     7.36     8.18     9.00      9.82     10.63     11.45
      Over $256,500           Over $256,500     42.32       6.93     7.80     8.67     9.54     10.40     11.27     12.14

 *Net amount subject to federal and Connecticut personal income tax after deductions and exemptions.


 The Connecticut personal income tax rate is 4.5%. Tax credits reduce the effective Connecticut tax rate for single filers with taxable income up to $52,500 and joint filers up to $100,500. The combined federal and Connecticut tax brackets are calculated using the highest effective Connecticut tax rate for single or joint filers (reduced by available tax credits) within each bracket. Taxpayers with taxable income within these brackets may have a lower combined bracket and taxable equivalent yield than indicated above. The combined tax rates assume that Connecticut taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36% and 39.6%, over the same ranges of income.

Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including Connecticut State income taxes) for taxpayers with adjusted gross income in excess of $114,700. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $114,700 and joint filers with adjusted gross income in excess of $172,050. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that EV Classic Connecticut Municipals Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and Connecticut personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for Connecticut personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION
                                   PART II

    This Part II provides information about EV CLASSIC MICHIGAN MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and Michigan State and City income and single business taxes in the form of an investment exempt from Michigan intangibles tax. The Fund currently seeks to achieve its investment objective by investing its assets in the Michigan Municipals Portfolio (the "Portfolio").


                            RISKS OF CONCENTRATION
    The following information as to certain Michigan considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Michigan issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Michigan issuers. Neither the Trust nor the Portfolio has independently verified this information.


    The State's economy is overly dependent on the manufacturing sector, more specifically the auto industry. Manufacturing accounts for 23% of total employment as compared to the national average of 17%. The dependency on manufacturing makes the State economy overly susceptible to economic downturns. For the first time since 1966, the unemployment rate was below the national average. An improving economy and successful cost containment have enabled the State to improve its financial position. For 1994, the Budget Stabilization Fund was $779 million and is projected to reach $1.1 billion for 1995. The Governor has proposed reducing individual and business income taxes. For 1996, revenues are estimated to grow 4.7% while expenditures will grow by a similar rate.

    In March, 1994, Michigan voters approved a change in the tax system. The most significant provisions were an increase in the sales tax rate from 4% to 6%, a reduction in the income tax rate from 4.6% to 4.4% and the creation of a statewide property tax. These changes are expected to provide sufficient revenues to offset the elimination of property taxes for school district operating purposes. There can be no assurance that school districts will receive sufficient revenues to be able to service any limited tax bonds they may have outstanding and which may be held by the Portfolio.

    Under the State Constitution, the Legislature is prohibited from raising taxes if doing so would cause total State revenues (except Federal aid) to exceed 10% of State personal income. The only exceptions to this revenue limit are a majority approval of a referendum question or a specific emergency declared by a two-thirds vote of the Legislature. However, this limit does not apply to taxes imposed for the payment of principal and interest on bonds of the State, if the bonds are approved by voters and authorized by a vote of two-thirds of the members of each House of the Legislature. Local units of government and local authorities are authorized to issue bonds and other evidences of indebtedness in a variety of situations without the approval of electors, but the ability of the obligor to levy taxes for the payment of such obligations is subject to the foregoing limitations unless the obligations were authorized before December 23, 1978 or approved by the electors. The Constitution prohibits the State from reducing the proportion of total State spending paid to all local units of government, taken as a group, below that proportion in effect in the 1978-79 fiscal year. The State may not mandate new or increased levels of services to be provided by local units without making appropriations to cover any increased costs.

    Under the State Constitution, the total amount of general ad valorem taxes imposed on taxable property in any year cannot exceed certain millage limitations specified by the Constitution, statute or charter. The Constitution prohibits local units of government from levying any tax not authorized by law or charter, or from increasing the rate of an existing tax above the rate authorized by law or charter. The Constitution also contains millage reduction provisions. Under such provisions, should the value of taxable property (exclusive of new construction and improvements) increase at a percentage greater than the percentage increase in the Consumer Price Index, the maximum authorized tax rate would be reduced by a factor which would result in the same maximum potential tax revenues to the local taxing unit as if the valuation of taxable property (less new construction and improvements) had grown only at the Consumer Price Index rate instead of at the higher actual growth rate. Thus, if taxable property values rise faster than consumer prices, the maximum authorized tax rate would be increased at the Consumer Price Index rate. Conversely, if taxable property values rise slower than consumer prices, tax rates may be raised accordingly, but never higher than the rate authorized on December 23, 1978, without elector approval.

    The ability of the State to pay the principal and interest on its general obligation bonds may be affected by the limitations described above. Similarly, the ability of local units to levy taxes to pay the principal of and interest on their general obligations is subject to the constitutional, statutory and charter limits described below.

                              FEES AND EXPENSES
INVESTMENT ADVISER
    As at July 31, 1995, the Portfolio had net assets of $191,262,981. For the fiscal year ended July 31, 1995, the Portfolio paid BMR advisory fees of $856,258 (equivalent to 0.44% of the Portfolio's average daily net assets for such year). For the ten months ended July 31, 1994, the Portfolio paid BMR advisory fees of $721,041 (equivalent to 0.43% (annualized) of the Portfolio's average daily net assets for such period). For the period from the Portfolio's start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid BMR advisory fees of $443,391 (equivalent to 0.42% (annualized) of the Portfolio's average daily net assets for such period). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information.


ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal year ended July 31, 1995, and for the period from the start of business, December 7, 1993, to the fiscal year ended July 31, 1994, $12,579 and $13,862, respectively, of the Fund's operating expenses were allocated to the Administrator.


DISTRIBUTION PLAN
    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1996 and may be continued as described under "Distribution Plan" in
Part I of this Statement of Additional Information. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's initial sole shareholder (Eaton Vance) and by the Board of Trustees of the Trust, as required by Rule 12b-1. During the fiscal year ended July 31, 1995, the Principal Underwriter paid to Authorized Firms sales commissions of $40,804 on sales of Fund shares. During the same period, the Fund paid sales commission payments under the Plan to the Principal Underwriter aggregating $41,523. Such payments reduced Uncovered Distribution Charges. During such period, contingent deferred sales charges aggregating approximately $50 were imposed on early redeeming shareholders and paid to the Principal Underwriter to reduce Uncovered Distribution Charges. As at July 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $527,000 (which amount was equivalent to 11.8% of the Fund's net assets on such date). During the fiscal year ended July 31, 1995, the Fund paid service fee payments under the Plan aggregating $11,008, of which $10,877 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    For the fiscal year ended July 31, 1995, the Fund paid the Principal Underwriter $177.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN
    For the fiscal year ended July 31, 1995, the Fund paid IBT $3,955 and the Portfolio paid IBT $1,944.

BROKERAGE
    For the fiscal year ended July 31, 1995, the ten months ended July 31, 1994, and for the period from the start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and of the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended July 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund and the Portfolio, and, for the year ended September 30, 1995, earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex
(1):

                                                        AGGREGATE               AGGREGATE             TOTAL COMPENSATION
                                                       COMPENSATION            COMPENSATION             FROM TRUST AND
  NAME                                                  FROM FUND             FROM PORTFOLIO             FUND COMPLEX
  ----                                                 ------------           --------------          ------------------
  Donald R. Dwight ..............................          $33                    $2,198(2)                $135,000(4)
  Samuel L. Hayes, III ..........................           32                     2,219(3)                 150,000(5)
  Norton H. Reamer ..............................           31                     2,229                    135,000
  John L. Thorndike .............................           32                     2,325                    140,000
  Jack L. Treynor ...............................           34                     2,300                    140,000


----------
(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2) Includes $525 of deferred compensation.
(3) Includes $682 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.

                        ADDITIONAL OFFICER INFORMATION
    In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I of this Statement of Additional Information, Timothy T. Browse (36) has served as a Vice President of the Portfolio since June 19, 1995. Mr. Browse has been a Vice President of BMR and Eaton Vance since 1993, and is an officer of various investment companies managed by Eaton Vance or BMR. Prior to joining Eaton Vance, Mr. Browse was a Municipal Bond Trader at Fidelity Management & Research Company (1987-1992).

                           PERFORMANCE INFORMATION
    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from April 19, 1991 through July 31, 1995 and for the one-year period ended July 31, 1995. The total return for the period prior to the Fund's commencement of operations on December 7, 1993 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund contingent deferred sales charge ("CDSC"). The total return for such prior period has not been adjusted to reflect the Fund's distribution fees and certain other expenses. If such an adjustment were made, the performance would be lower.



                          VALUE OF A $1,000 INVESTMENT

                                                                                TOTAL RETURN BEFORE          TOTAL RETURN AFTER
                                            VALUE BEFORE      VALUE AFTER          DEDUCTING CDSC             DEDUCTING CDSC*
  INVESTMENT     INVESTMENT    AMOUNT OF   DEDUCTING CDSC   DEDUCTING CDSC*  --------------------------  --------------------------
    PERIOD          DATE      INVESTMENT     ON 7/31/95       ON 7/31/95      CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------  ------------  -----------  ---------------  ---------------  ------------  ------------  ------------  ------------
Life of
the Fund**        4/19/91       $1,000        $1,306.77        $1,306.77        30.68%        6.44%         30.68%        6.44%
1 Year
Ended
7/31/95**         7/31/94       $1,000        $1,055.17        $1,045.17         5.52%        5.52%          4.52%        4.52%


    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.


----------
 * No CDSC is imposed on certain redemptions. See the Fund's current
   Prospectus.
** If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.


    For the thirty-day period ended July 31, 1995, the yield of the Fund was 4.13%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.13% would be 6.51%, assuming a combined federal and State tax rate of 36.54%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower yield.

    The Fund's distribution rate (calculated on July 31, 1995 and based on the Fund's monthly distribution paid July 24, 1995) was 4.57%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 4.66%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower distribution rate and effective distribution rate.


    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
    As at October 31, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 76% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.


                              OTHER INFORMATION
    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991. The Fund changed its name from EV Classic Michigan Tax Free Fund to EV Classic Michigan Municipals Fund on December 1, 1995.



                          TAX EQUIVALENT YIELD TABLE
    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax, Michigan State income tax, Michigan State intangibles tax and Michigan City income tax laws and tax rates applicable for 1995.


                                                                        A FEDERAL AND MICHIGAN STATE
                                             COMBINED                        TAX EXEMPT YIELD OF:
   SINGLE RETURN          JOINT RETURN      FEDERAL AND    4%      4.5%      5%      5.5%     6%     6.5%      7%
-------------------    -------------------    MI STATE    -----------------------------------------------------------
             (TAXABLE INCOME)*              TAX BRACKET+           IS EQUIVALENTTO A FULLY TAXABLE YIELD OF:
------------------------------------------  ------------  -----------------------------------------------------------
   Up to   $ 23,350       Up to   $ 39,000     21.82%     5.12%    5.76%    6.40%    7.04%    7.67%    8.31%    8.95%
$ 23,351 - $ 56,550    $ 39,001 - $ 94,250     33.78      6.04     6.80     7.55     8.31     9.06     9.82    10.57
$ 56,551 - $117,950    $ 94,251 - $143,600     36.54      6.30     7.09     7.88     8.67     9.45    10.24    11.03
$117,951 - $256,500    $143,601 - $256,500     41.14      6.80     7.64     8.49     9.34    10.19    11.04    11.89
    Over   $256,500        Over   $256,500     44.45      7.20     8.10     9.00     9.90    10.80    11.70    12.60

*Net amount subject to federal and Michigan personal income tax after deductions and exemptions.


+The combined tax rates include a Michigan tax rate of 4.4%, Michigan City income tax rate of 1% (which may vary by city), and a Michigan intangibles tax rate of 2.625%, and assume that Michigan taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36% and 39.6%, over the same ranges of income.


Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including Michigan State income taxes) for taxpayers with adjusted gross income in excess of $114,700. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $114,700 and joint filers with adjusted gross income in excess of $172,050. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.


Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that EV Classic Michigan Municipals Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and Michigan personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for Michigan personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult with their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV CLASSIC MINNESOTA MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and Minnesota State personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the Minnesota Municipals Portfolio (the "Portfolio").


                            RISKS OF CONCENTRATION

    The following information as to certain Minnesota considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Minnesota issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Minnesota issuers. Neither the Trust nor the Portfolio has independently verified this information.

    The State's economic downturn has been less severe than that of the nation, as evidenced by the State's employment growth in the early 1990s. The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the Portfolio are expected to be obligations other than general obligations of the State of Minnesota itself, there can be no assurance that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.

    At the local level, the property tax base has recovered after its growth was slowed in many communities in the early 1990s by an overcapacity in certain segments of the commercial real estate market. Local finances are also affected by the amount of state aid that is made available. Further, various of the issuers within the State of Minnesota, as well as the State of Minnesota itself, whose securities may be purchased by the Portfolio, may now or in the future be subject to lawsuits involving material amounts. It is impossible to predict the outcome of these lawsuits. Any losses with respect to these lawsuits may have an adverse impact on the ability of these issuers to meet their obligations.

                              FEES AND EXPENSES
INVESTMENT ADVISER
    As at July 31, 1995, the Portfolio had net assets of $82,967,696. For the fiscal year ended July 31, 1995, the Portfolio paid BMR advisory fees of $310,489 (equivalent to 0.37% of the Portfolio's average daily net assets for such year). For the ten months ended July 31, 1994, the Portfolio paid BMR advisory fees of $228,154 (equivalent to 0.36% (annualized) of the Portfolio's average daily net assets for such period). For the period from the Portfolio's start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid BMR advisory fees of $107,030 (equivalent to 0.30% (annualized) of the Portfolio's average daily net assets for such period). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal year ended July 31, 1995, and for the period from the start of business, December 9, 1993, to the fiscal year ended July 31, 1994, $24,179 and $22,241, respectively, of the Fund's operating expenses were allocated to the Administrator.

DISTRIBUTION PLAN
    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1996 and may be continued as described under "Distribution Plan" in
Part I of this Statement of Additional Information. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's initial sole shareholder (Eaton Vance) and by the Board of Trustees of the Trust, as required by Rule 12b-1. During the fiscal year ended July 31, 1995, the Principal Underwriter paid to Authorized Firms sales commissions of $35,560 on sales of Fund shares. During the same period, the Fund paid sales commission payments under the Plan to the Principal Underwriter aggregating $36,299. Such payments reduced Uncovered Distribution Charges. During such period, there were no contingent deferred sales charges imposed on early redeeming shareholders. As at July 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $419,000 (which amount was equivalent to 11.4% of the Fund's net assets on such date). During the fiscal year ended July 31, 1995, the Fund accrued service fee payments under the Plan aggregating $9,699, of which $9,447 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    For the fiscal year ended July 31, 1995, the Fund paid the Principal Underwriter $105.00 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN
    For the fiscal year ended July 31, 1995, the Fund paid IBT $3,348 and the Portfolio paid IBT $20,399.

BROKERAGE
    For the fiscal year ended July 31, 1995, the ten months ended July 31, 1994, and for the period from the start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested
Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and of the Portfolio who
are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended July 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund and the Portfolio, and, for the year ended September 30, 1995, earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):
                          AGGREGATE           AGGREGATE       TOTAL COMPENSATION
                        COMPENSATION         COMPENSATION       FROM TRUST AND
  NAME                    FROM FUND         FROM PORTFOLIO       FUND COMPLEX
--------                -------------       --------------       ------------
  Donald R. Dwight ....      $25                $1,164(2)          $135,000(4)
  Samuel L. Hayes, III        24                 1,222(3)           150,000(5)
  Norton H. Reamer .....      23                 1,254              135,000
  John L. Thorndike ....      24                 1,336              140,000
  Jack L. Treynor ......      26                 1,235              140,000
----------
(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2) Includes $294 of deferred compensation.
(3) Includes $393 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.

                           PERFORMANCE INFORMATION

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from July 29, 1991 through July 31, 1995 and for the one-year period ended July 31, 1995. The total return for the period prior to the Fund's commencement of operations on December 9, 1993 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund contingent deferred sales charge ("CDSC"). The total return for such prior period has not been adjusted to reflect the Fund's distribution fees and certain other expenses. If such an adjustment were made, the performance would be lower.

                                                   VALUE OF A $1,000 INVESTMENT

                                                                                TOTAL RETURN BEFORE          TOTAL RETURN AFTER
                                         VALUE BEFORE DE-   VALUE AFTER DE-        DEDUCTING CDSC              DEDUCTING CDSC*
  INVESTMENT     INVESTMENT    AMOUNT OF    DUCTING CDSC     DUCTING CDSC*   --------------------------  --------------------------
    PERIOD          DATE      INVESTMENT     ON 7/31/95       ON 7/31/95      CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------  ------------  -----------  ---------------  ---------------  ------------  ------------  ------------  ------------

Life of
the Fund**        7/29/91       $1,000        $1,261.98        $1,261.98        26.20%        5.97%         26.20%        5.97%
1 Year
Ended
7/31/95**         7/31/94       $1,000        $1,044.46        $1,034.53         4.45%        4.45%          3.45%        3.45%

     Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

----------


 *No CDSC is imposed on certain redemptions. See the Fund's current Prospectus.
**If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.


    For the thirty-day period ended July 31, 1995, the yield of the Fund was 4.60%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.60% would be 7.29%, assuming a combined federal and State tax rate of 36.87%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower yield.

    The Fund's distribution rate (calculated on July 31, 1995 and based on the Fund's monthly distribution paid July 24, 1995) was 4.75%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 4.86%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower distribution rate and effective distribution rate.


    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at October 31, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1995, the following shareholders owned of record the percentages of outstanding shares indicated after their names: PaineWebber FBO B.F. Nelson Inc., Minneapolis, MN 55414-2823 (25.35%); PaineWebber FBO Larry Ross, Bloomington, MN 55438-1356 (24.94%); and PaineWebber FBO James Yackel, Gertrude Boyum & Jean Pedersen co-Trustees U/A dtd. 12/31/76, Hammond, IN 46323-2028 (5.87%). To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                              OTHER INFORMATION
    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991. The Fund changed its name from EV Classic Minnesota Tax Free Fund to EV Classic Minnesota Municipals Fund on December 1, 1995.

                          TAX EQUIVALENT YIELD TABLE

    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and regular Minnesota State personal income tax laws and tax rates for 1995.


                                                                A FEDERAL AND MINNESOTA STATE
                                            COMBINED                 TAX EXEMPT YIELD OF:
  SINGLE RETURN        JOINT RETURN       FEDERAL AND     4%   4.5%     5%   5.5%     6%   6.5%     7%
------------------  ------------------      MN STATE    -----------------------------------------------
          (TAXABLE INCOME)*               TAX BRACKET+    IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
--------------------------------------  --------------  -----------------------------------------------

  Up to    $ 23,350    Up to   $ 39,000      21.80%     5.12%  5.75%  6.39%  7.03%  7.67%  8.31%  8.95%
$ 23,351 - $ 56,550 $ 39,001 - $ 94,250      34.12      6.07   6.83   7.59   8.35   9.11   9.87  10.63
$ 56,551 - $117,950 $ 94,251 - $143,600      36.87      6.34   7.13   7.92   8.71   9.50  10.30  11.09
$117,951 - $256,500 $143,601 - $256,500      41.44      6.83   7.68   8.54   9.39  10.25  11.10  11.95
   Over    $256,500     Over   $256,500      44.73      7.24   8.14   9.05   9.95  10.86  11.76  12.67

*Net amount subject to federal and Minnesota personal income tax after deductions and exemptions.

+The combined federal and Minnesota tax brackets are calculated using the highest Minnesota tax rate within each bracket. Taxpayers with taxable income within such brackets may have lower combined tax brackets and taxable equivalent yields than indicated above. The combined tax rates assume that Minnesota taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36% and 39.6%, over the same ranges of income.

Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including Minnesota State income taxes) for taxpayers with adjusted gross income in excess of $114,700. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $114,700 and joint filers with adjusted gross income in excess of $172,050. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that EV Classic Minnesota Municipals Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and Minnesota personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for regular Minnesota personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, and regular Minnesota personal income tax, is treated as a tax preference item which could subject the recipient to the federal and Minnesota alternative minimum taxes. The illustrations assume that the federal and Minnesota alternative minimum taxes are not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult with their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV CLASSIC NEW JERSEY MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and New Jersey State personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the New Jersey Municipals Portfolio (the "Portfolio").


                            RISKS OF CONCENTRATION
    The following information as to certain New Jersey considerations is given to investors in view of the Portfolio's policy of concentrating its investments in New Jersey issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of New Jersey issuers. Neither the Trust nor the Portfolio has independently verified this information.


    New Jersey has a well diversified economy and high wealth levels. Per capita income ranks as one of the highest in the nation. The State's economy benefits from its proximity to New York and other major eastern seaboard cities. New Jersey's economy, like most states, suffered during the recent recession with unemployment increasing and surpassing the national average. New Jersey's adjusted unemployment rate for May 1995 was 6.5% compared to 5.7% nationally.

    As of the date of this Statement of Additional Information, New Jersey's general obligation debt was rated Aa1, AA and AA, by Moody's, S&P and Fitch, respectively. As a result of New Jersey's fiscal weakness, evidenced by declining fund balances, S&P placed the State's general obligation debt and related agency and lease obligations on CreditWatch with negative implications in June 1991. In July, 1991 S&P downgraded the State's general obligation debt from AAA to AA. As part of this action, numerous agency and lease obligation debts were also downgraded accordingly. These downgrades did not affect state university and college ratings. In August 1992, Moody's downgraded New Jersey to Aa1 from Aaa due to the use of one-time revenue items, revenue shortfalls and ongoing operating deficits. S&P affirmed their AA rating for the State, but retained the negative outlook. On December 16, 1992, Fitch lowered their rating on the State to AA from AAA. The rating action was due to the State's decision, with the most recent bond issuance, to defer debt service in the immediate future in order to provide for unmet capital needs, while increasing debt service requirements in future years wnen additional resources may or may not be available.

    As part of the 1992-1993 budget, the Legislature cut approximately $1 billion in spending from the Governor's budget, including cutbacks in both the State's homestead rebate and general assistance programs. To cover the shortfall resulting from the cutbacks, the State employee pension fund was revalued, allowing the State to reduce its contribution, and a surplus in the school aid funds was applied to the General Fund. The State ended fiscal 1993 with an $855 million surplus, approximately half of which was used in the 1994 budget. 1994 had an appropriation for all funds of $15.7 billion, up 4.8% from fiscal 1993 revised appropriations of $14.7 billion. Both years benefited from $412 million in nonrecurring revenues from retroactive Federal Medicaid payments. After the Legislature reduced the Governor's fiscal 1994 requests by $182 million, about half the $855 million fiscal 1993 total surplus was used for fiscal 1994, with a June 30, 1994 forecast of $416 million -- $110 million allocated to the General Fund and over $305 million to rainy day and taxpayer relief funds.

    In 1994, New Jersey adopted a 5% personal income tax cut retroactive to January 1, 1994. In 1995, New Jersey adopted a 10% personal income tax cut retroactive to January 1, 1995. On June 26, 1995, the New Jersey State Legislature passed an additional 15% reduction to take effect January 1, 1996. State officials estimate the revenue loss resulting from these tax cuts at over $1 billion for fiscal 1996. To accommodate the tax cut, the fiscal 1996 budget would rely on non-recurring revenues and the use of prior years' surplus. Furthermore, a major focus of the spending reductions has been employer contributions to retiree health care and pension systems which were cut by over $863 million in fiscal 1995. There can be no assurance that the tax cuts will not have an adverse impact on the State's finances and the demand for municipal bonds in the State.

    General obligation bonds of New Jersey are the primary method for New Jersey financing of capital projects. These bonds are backed by the full faith and credit of New Jersey. New Jersey tax revenues and certain other fees are pledged to meet the principal and interest payments required to fully pay the debt. No general obligation debt can be issued by New Jersey without prior voter approval, except that, pursuant to a constitutional amendment, no voter approval is required for any law authorizing the creation of a debt for the purpose of refinancing all or a portion of the outstanding debt of New Jersey, so long as such law requires that the refinancing provided debt service savings. The New Jersey Constitution also provides that no voter approval is required for debt issued for purposes of war, to repel invasion, to suppress insurrection or to meet an emergency caused by disaster or act of God. Capital construction can also be funded by appropriation of current revenues on a pay-as-you-go basis. All appropriations for capital projects and all proposals for State bond authorizations are subject to the review and recommendation of the New Jersey Commission on Capital Budgeting and Planning.

    Other State-related obligations include those created pursuant to the New Jersey Building Authority Act, which has the power to construct facilities for leasing to the State. The rental for such buildings is equal to the debt service relating thereto plus payments in lieu of real estate taxes. Legislation provides for future appropriations for State aid to local school districts equal to debt service on a maximum principal amount of $280,000,000 of bonds issued by such local school districts for construction and renovation of school facilities and for State aid to counties equal to debt service on up to $80,000,000 of bonds issued by counties for construction of county college facilities.

    The authorizing legislation for various State entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of moral obligation bonds which may be issued by eligible State entities. Currently, there are two such entities available for State appropriations to meet moral obligations. The New Jersey Housing and Mortgage Finance Agency has not had a deficiency in a debt service reserve which required New Jersey to appropriate funds. It is anticipated that the agency's revenue will continue to be sufficient to cover debt service on its bonds. The State provides the South Jersey Port Corporation with funds to cover all debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations. In the past, anticipated revenues have, in some cases, been insufficient to cover debt service and/or insufficient to cover all property tax requirements. These are numerous other State-created entities with outstanding debt. This debt is supported by revenues derived from or assets of the various projects financed by such entities.

    The Local Budget Law imposes specific budgetary procedures upon counties and municipalities, subject to review by the Director of the Division of Local Government Services. State law also regulates the issuance of debt by counties and municipalities by limiting the amount of tax anticipation notes that may be issued and requiring their repayment within three months of the end of the fiscal year in which they are issued. The Local Bond Law governs the issuance of bonds and notes and bars the issuance of bonds for the payment of current expenses or to pay outstanding obligations, except where permitted by the Local Finance Board. State law also authorizes State officials to supervise fiscal administration in any municipality facing financial difficulties.

                              FEES AND EXPENSES

INVESTMENT ADVISER
    As of July 31, 1995, the Portfolio had net assets of $411,038,422. For the fiscal year ended July 31, 1995, the Portfolio paid BMR advisory fees of $1,944,340 (equivalent to 0.47% of the Portfolio's average daily net assets for such year). For the ten months ended July 31, 1994, the Portfolio paid BMR advisory fees of $1,609,137 (equivalent to 0.46% (annualized) of the Portfolio's average daily net assets for such period). For the period from the Portfolio's start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid BMR advisory fees of $1,012,430 (equivalent to 0.46% (annualized) of the Portfolio's average daily net assets for such period). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal year ended July 31, 1995 and for the period from the start of business, December 3, 1993, to the fiscal year ended July 31, 1994, $22,188 and $22,653, respectively, of the Fund's operating expenses were allocated to the Administrator.

DISTRIBUTION PLAN
    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1996 and may be continued as described under "Distribution Plan" in
Part I of this Statement of Additional Information. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's initial sole shareholder (Eaton Vance) and by the Board of Trustees of the Trust, as required by Rule 12b-1. During the fiscal year ended July 31, 1995, the Principal Underwriter paid to Authorized Firms sales commissions of $26,511 on sales of Fund shares. During the same period, the Fund paid sales commission payments under the Plan to the Principal Underwriter aggregating $27,116. Such payments reduced Uncovered Distribution Charges. During such period, no contingent deferred sales charges were paid to the Principal Underwriter. As at July 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $295,000 (which amount was equivalent to 8.9% of the Fund's net assets on such date). During the fiscal year ended July 31, 1995, the Fund paid service fee payments under the Plan aggregating $7,273, of which $7,040 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    For the fiscal year ended July 31, 1995, the Fund paid the Principal Underwriter $125.00 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN
    For the fiscal year ended July 31, 1995, the Fund paid IBT $4,973 and the Portfolio paid IBT $91,170.

BROKERAGE
    For the fiscal year ended July 31, 1995, the ten months ended July 31, 1994, and for the period from the start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended July 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund and the Portfolio, and, for the year ended September 30, 1995, earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex
(1):

                                              AGGREGATE
                               AGGREGATE    COMPENSATION   TOTAL COMPENSATION
                             COMPENSATION       FROM         FROM TRUST AND
NAME                           FROM FUND      PORTFOLIO       FUND COMPLEX
----                         ------------   ------------   ------------------
Donald R. Dwight ..........       $0           $3,594(2)        $135,000(4)
Samuel L. Hayes, III ......        0            3,569(3)         150,000(5)
Norton H. Reamer ..........        0            3,545            135,000
John L. Thorndike .........        0            3,661            140,000
Jack L. Treynor ...........        0            3,742            140,000
----------
(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2) Includes $889 of deferred compensation.
(3) Includes $1,086 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.

                           PERFORMANCE INFORMATION
    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from January 8, 1991 through July 31, 1995 and for the one year period ended July 31, 1995. The total return for the period prior to the Fund's commencement of operations on December 3, 1993 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund contingent deferred sales charge ("CDSC"). The total return for such prior period has not been adjusted to reflect the Fund's distribution fees and certain other expenses. If such an adjustment were made, the performance would be lower.


                         VALUE OF A $1,000 INVESTMENT

                                            VALUE BEFORE      VALUE AFTER       TOTAL RETURN BEFORE          TOTAL RETURN AFTER
                                              DEDUCTING        DEDUCTING         DEDUCTING THE CDSC         DEDUCTING THE CDSC*
  INVESTMENT     INVESTMENT    AMOUNT OF      THE CDSC         THE CDSC*     --------------------------  --------------------------
    PERIOD          DATE      INVESTMENT     ON 7/31/95       ON 7/31/95      CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------  ------------  -----------  ---------------  ---------------  ------------  ------------  ------------  ------------
Life of
the Fund**         1/8/91       $1,000        $1,352.10        $1,352.10        35.21%        6.84%         35.21%        6.84%
1 Year
Ended
7/31/95**         7/31/94       $1,000        $1,052.00        $1,042.02         5.20%        5.20%          4.20%        4.20%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.
----------
 *No CDSC is imposed on certain redemptions. See the Fund's current
  Prospectus.


** If a portion of the Portfolio's and/or the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended July 31, 1995, the yield of the Fund was 4.77%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.77% would be 7.40%, assuming a combined federal and State tax rate of 35.54%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower yield.

    The Fund's distribution rate (calculated on July 31, 1995 and based on the Fund's monthly distribution paid July 24, 1995) was 4.92%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 5.04%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower distribution rate and effective distribution rate.


    See the Tax Equivalent Yield Table in this Part II concerning applicable tax rates and income brackets.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
    As at October 31, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 44.81% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. In addition, as of such date PaineWebber for the benefit of Philip Corvelli, Fort Lee, NJ owned beneficially and of record 6.04% of the outstanding shares of the Fund. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.


                              OTHER INFORMATION
    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991. The Fund changed its name from EV Classic New Jersey Tax Free Fund to EV Classic New Jersey Municipals Fund on December 1, 1995.


                          TAX EQUIVALENT YIELD TABLE
        The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and New Jersey State income tax laws and tax rates applicable for 1995.


                                                                                            A FEDERAL AND NEW JERSEY STATE
                                                                     COMBINED                      TAX EXEMPT YIELD OF:
  SINGLE RETURN      JOINT RETURN                                   FEDERAL AND     4%    4.5%    5%     5.5%    6%    6.5%    7%
-----------------  -----------------                                 NJ STATE     -------------------------------------------------
         (TAXABLE INCOME)*                                         TAX BRACKET+         IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
------------------------------------  ------------------------------------------  -------------------------------------------------
   Up to $ 23,350     Up to $ 39,000                                  16.81%       4.81%  5.41%  6.01%   6.61%  7.21%  7.81%  8.41%
$ 23,351-$ 56,550  $ 39,001-$ 94,250                                  32.33%       5.91   6.65   7.39    8.13   8.87   9.61  10.34
$ 56,551-$117,950  $ 94,251-$143,600                                  35.54%       6.21   6.98   7.76    8.53   9.31  10.08  10.86
$117,951-$256,500  $143,601-$256,500                                  40.21%       6.69   7.53   8.36    9.20  10.04  10.87  11.71
    Over $256,500      Over $256,500                                  43.57%       7.09   7.98   8.86    9.75  10.63  11.52  12.41


*Net amount subject to federal and New Jersey personal income tax after deductions and exemptions.


The combined tax rates for the tax brackets shown in the left hand columns are calculated using the highest New Jersey State rate applicable at the upper portion of these brackets and assume the taxpayers deduct New Jersey State income taxes paid on their federal income tax returns. An investor with taxable income below the highest dollar amount in such tax brackets may have a lower combined tax rate than the combined rates shown. The taxable equivalent yields for such an investor may be lower than indicated above. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield then those indicated above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36% and 39.6%, over the same ranges of income.


Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including New Jersey State income taxes) for taxpayers with Adjusted Gross Income in excess of $114,700. The tax brackets also do not show the effects of phase out of personal exemptions for single filers with Adjusted Gross Income in excess of $114,700 and joint filers with Adjusted Gross Income in excess of $172,050. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.


Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that EV Classic New Jersey Municipals Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and New Jersey personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for New Jersey personal income taxes. It should also be noted that the interest earned on certain "private activity" bonds issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV CLASSIC PENNSYLVANIA MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and Pennsylvania State and local income taxes in the form of an investment exempt from Pennsylvania personal property taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the Pennsylvania Municipals Portfolio (the "Portfolio").


                            RISKS OF CONCENTRATION

    The following information as to certain Pennsylvania considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Pennsylvania issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Pennsylvania issuers. Neither the Trust nor the Portfolio has independently verified this information.


    Pennsylvania historically has been identified as a heavy industry state, although that reputation has changed with the decline of the coal, steel and railroad industries and the resulting diversification of Pennsylvania's industrial composition. The major new sources of growth are in the service sector, including trade, medical and health services, education and financial institutions. Pennsylvania continues, however, to have a greater percentage of its workers employed in manufacturing than the national average, leaving the economy somewhat cyclical and vulnerable to recessionary forces. During 1993, manufacturing accounted for 18% of employment. As of May 1995, the unadjusted unemployment rate for Pennsylvania and the United States was 5.7%. Per capita income in Pennsylvania for 1993 of $21,352 was higher than the per capita income of the United States of $20,817.


REVENUES AND EXPENDITURES. Pennsylvania utilizes the fund method of accounting. The General Fund, the State's largest fund, receives all tax receipts, revenues, federal grants and reimbursements that are not specified by law to be deposited elsewhere. Debt service on all obligations, except those issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund. The General Fund closed fiscal years ended June 30, 1992, June 30, 1993 and June 30, 1994 with fund balances of $87,455, $698,945 and $892,940, respectively.


    The Governor's fiscal year 1996 budget contains no new taxes and proposed numerous cost reduction programs. Under the 1996 budget, state spending will increase 2.3% over fiscal year 1995 appropriations. The fiscal year 1996 budget included tax reductions of approximately $214.8 million and projects a $3.2 million fiscal year-end unappropriated surplus. The state Tax Stabilization Fund had a balance at March 31, 1995 of $65.3 million.

    The Pennsylvania Constitution requires all proceeds of motor fuels taxes, vehicle registration fees, license taxes, operators' license fees and other excise taxes imposed on products used in motor transportation to be used exclusively for construction, reconstruction, maintenance and repair of and safety on highways and bridges and for the payment of debt service on obligations incurred for such purposes. The Motor License Fund is the fund through which such revenues are accounted for and expended.

    The Motor License Fund ended fiscal year ended June 30, 1994 with an unappropriated balance of $107.5 million on a budgetary basis. State revenue collections for fiscal year 1995 are projected to increase slightly from fiscal 1994. The budget for fiscal year 1996 includes a 2.3% increase in appropriations from the prior year. The unappropriated balance of the General Fund at June 30, 1995 is projected to be approximately $3 million on a budgetary basis.


PENNSYLVANIA DEBT. The current Constitutional provisions pertaining to the Pennsylvania debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years (this debt need not be approved by the electorate) and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.


    Total outstanding general obligation debt totalled $5,075.8 million as of June 30, 1994, an increase of $37.0 million from June 30, 1993. In its current debt financing plans, Pennsylvania is emphasizing infrastructure investment to improve and rehabilitate existing capital facilities, such as water supply systems, and to construct new facilities, such as flood control systems and public buildings.

    Pennsylvania engages in short-term borrowing to fund expenses within a fiscal year through the sale of tax anticipation notes, which must mature within the fiscal year of issuance. The principal amount issued, when added to that outstanding, may not exceed in the aggregate 20% of the revenues estimated to accrue to the appropriate fund in the fiscal year. The State is not permitted to fund deficits between fiscal years with any form of debt. All year end deficit balances must be funded within the succeeding fiscal year's budget.

    Pending the issuance of bonds, Pennsylvania may issue bond anticipation notes subject to the applicable statutory and constitutional limitations generally imposed on bonds. The term of such borrowings may not exceed three years.


STATE-RELATED OBLIGATIONS. Certain state-created agencies have statutory authorization to incur debt for which no legislation providing for state appropriations to pay debt service thereon is required. The debt of these agencies is supported by assets of or revenues derived from the various projects financed; it is not an obligation of the State. Some of these agencies, however, are indirectly dependent on state appropriations. State-related agencies and their outstanding debt as of December 31, 1994 include the Delaware River Joint Toll Bridge Commission ($56.3 million), the Delaware River Port Authority ($233.9 million), the Pennsylvania Economic Development Financing Authority ($659.9 million), the Pennsylvania Energy Development Authority ($162.1 million), the Pennsylvania Higher Education Assistance Agency ($1,283.8 million), the Pennsylvania Higher Education Facilities Authority ($1,965.8 million), the Pennsylvania Industrial Development Authority ($357.3 million), the Pennsylvania Infrastructure Investment Authority ($227.5 million), the Pennsylvania Turnpike Commission ($1,252.6 million), the Philadelphia Regional Port Authority ($63.9 million) and the State Public School Building Authority ($286.8 million).


    The only obligations of state-created agencies in Pennsylvania which bear a moral obligation of the state are those issued by the Pennsylvania Housing Finance Agency, a state-created agency which provides housing for lower and moderate income families in the state, which had $2,300 million of bonds and notes outstanding, and the Hospitals and Higher Education Facilities Authority of Philadelphia which issued $21.1 million in bonds in 1993.


LOCAL GOVERNMENT DEBT. Local government in Pennsylvania consists of numerous individual units. Each unit is distinct and independent of other local units, although they may overlap geographically.


    There is extensive general legislation applying to local government. For example, the Local Government Unit Debt Act provides for uniform debt limits for local government units, including municipalities and school districts, and prescribes methods of incurring, evidencing, securing and collecting debt. Under the Local Government Unit Debt Act, the ability of Pennsylvania municipalities and school districts to engage in general obligation borrowing without electoral approval is generally limited by their recent revenue collection experience. Generally such subdivisions can levy real property taxes unlimited as to rate or amount to pay debt service on general obligation borrowings.

    Municipalities may also issue revenue obligations without limit and without affecting their general obligation borrowing capacity if the obligations are projected to be paid solely from project revenues.

    Municipal authorities and industrial development authorities are widespread in Pennsylvania. An authority is organized by a municipality acting singly or jointly with another municipality and is governed by a board appointed by the governing unit of the creating municipality or municipalities. Typically, authorities are established to acquire, own and lease or operate one or more projects and to borrow money and issue revenue bonds to finance them.

    As of the date of this Statement of Additional Information, the City of Philadelphia's general obligations are rated Ba, B and BB, by Moody's, S&P and Fitch, respectively.

                              FEES AND EXPENSES
INVESTMENT ADVISER
    As of July 31, 1995, the Portfolio had net assets of $502,250,304. For the fiscal year ended July 31, 1995, the Portfolio paid BMR advisory fees of $2,416,419 (equivalent to 0.48% of the Portfolio's average daily net assets for such year). For the ten months ended July 31, 1994, the Portfolio paid BMR advisory fees of $2,054,802 (equivalent to 0.46% (annualized) of the Portfolio's average daily net assets for such period). For the period from the Portfolio's start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid BMR advisory fees of $1,300,484 (equivalent to 0.46% (annualized) of the Portfolio's average daily net assets for such period). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal year ended July 31, 1995 and for the period from the start of business, December 3, 1993, to the fiscal year ended July 31, 1994, $19,615 and $18,110, respectively, of the Fund's operating expenses were allocated to the Administrator.

DISTRIBUTION PLAN
    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1996 and may be continued as described under "Distribution Plan" in
Part I of this Statement of Additional Information. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's initial sole shareholder (Eaton Vance) and by the Board of Trustees of the Trust, as required by Rule 12b-1. During the fiscal year ended July 31, 1995, the Principal Underwriter paid to Authorized Firms sales commissions of $24,545 on sales of Fund shares. During the same period, the Fund paid sales commission payments under the Plan to the Principal Underwriter aggregating $24,791. Such payments reduced Uncovered Distribution Charges. During such period, no contingent deferred sales charges were paid to the Principal Underwriter. As at July 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $474,000 (which amount was equivalent to 18.1% of the Fund's net assets on such date). During the fiscal year ended July 31, 1995, the Fund paid service fee payments under the Plan aggregating $6,812, of which $6,554 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    For the fiscal year ended July 31, 1995, the Fund paid the Principal Underwriter $242.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN
    For the fiscal year ended July 31, 1995, the Fund paid IBT $2,576 and the Portfolio paid no custodian fees to IBT.

BROKERAGE
    For the fiscal year ended July 31, 1995, the ten months ended July 31, 1994, and for the period from the start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions.


TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested
Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended July 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund and the Portfolio, and, for the year ended September 30, 1995, earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):


                               AGGREGATE      AGGREGATE      TOTAL COMPENSATION
                             COMPENSATION    COMPENSATION      FROM TRUST AND
NAME                           FROM FUND    FROM PORTFOLIO      FUND COMPLEX
----                         ------------   --------------    ----------------
Donald R. Dwight ..........       $0           $3,994(2)         $135,000(4)
Samuel L. Hayes, III ......        0            3,955(3)          150,000(5)
Norton H. Reamer ..........        0            3,922             135,000
John L. Thorndike .........        0            4,043             140,000
Jack L. Treynor ...........        0            4,154             140,000
----------
(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2) Includes $988 of deferred compensation.
(3) Includes $1,209 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.


                        ADDITIONAL OFFICER INFORMATION
    In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I of this Statement of Additional Information, Timothy T. Browse (36) has served as a Vice President of the Portfolio since December 1, 1995. Mr. Browse has been a Vice President of BMR and Eaton Vance since 1993 and an employee of Eaton Vance since 1992. Mr. Browse is an officer of various investment companies managed by Eaton Vance or BMR. Prior to joining Eaton Vance, Mr. Browse was a Municipal Bond Trader -- Fidelity Management & Research Company (1987-1992).

                           PERFORMANCE INFORMATION
    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from January 8, 1991 through July 31, 1995 and for the one year period ended July 31, 1995. The total return for the period prior to the Fund's commencement of operations on December 3, 1993 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund contingent deferred sales charge ("CDSC"). The total return for such prior period has not been adjusted to reflect the Fund's distribution fees and certain other expenses. If such an adjustment were made, the performance would be lower.

                                                   VALUE OF A $1,000 INVESTMENT

                                            VALUE BEFORE      VALUE AFTER       TOTAL RETURN BEFORE          TOTAL RETURN AFTER
                                              DEDUCTING        DEDUCTING         DEDUCTING THE CDSC         DEDUCTING THE CDSC*
  INVESTMENT     INVESTMENT    AMOUNT OF      THE CDSC         THE CDSC*     --------------------------  --------------------------
    PERIOD          DATE      INVESTMENT     ON 7/31/95       ON 7/31/95      CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------  ------------  -----------  ---------------  ---------------  ------------  ------------  ------------  ------------

Life of
the Fund**         1/8/91       $1,000        $1,334.07        $1,334.07        33.41%        6.52%         33.41%        6.52%
1 Year
Ended
7/31/95**         7/31/94       $1,000        $1,053.98        $1,043.98         5.40%        5.40%          4.40%        4.40%


    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

----------
 *No CDSC is imposed on certain redemptions. See the Fund's current
  Prospectus.

**If a portion of the Portfolio's and/or the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended July 31, 1995, the yield of the Fund was 4.76%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.76% would be 7.77%, assuming a combined federal and State tax rate of 38.73%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower yield.


    The Fund's distribution rate (calculated on July 31, 1995 and based on the Fund's monthly distribution paid July 24, 1995) was 4.88%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 4.99%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower distribution rate and effective distribution rate.


    See the Tax Equivalent Yield Table in this Part II concerning applicable tax rates and income brackets.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
    As at October 31, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 25.59% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. In addition, as of such date NFSC FEBO Frank W. Hubbard and Jean B. Hubbard, Moscow, PA owned beneficially and of record 13.59% of the outstanding shares of the Fund. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.


                              OTHER INFORMATION
    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991. The Fund changed its name from EV Classic Pennsylvania Tax Free Fund to EV Classic Pennsylvania Municipals Fund on December 1, 1995.

                          TAX EQUIVALENT YIELD TABLE


    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding 6% under the regular federal income tax and Pennsylvania State and local tax laws in effect for 1995.

                                                                                 TAXABLE YIELD NEEDED TO MATCH 6% FREE OF
                                                                       ------------------------------------------------------------
                                                                                                   FEDERAL, STATE,  FEDERAL, STATE,
            1994 TAXABLE INCOME                                         FEDERAL    FEDERAL, STATE    COUNTY AND       COUNTY AND
-------------------------------------------    FEDERAL       STATE     AND STATE     AND COUNTY     PHILADELPHIA      PITTSBURGH
    SINGLE RETURN          JOINT RETURN      INCOME TAX   INCOME TAX     TAXES         TAXES          TAXES(1)         TAXES(2)
---------------------  --------------------  ----------   ----------   ---------   --------------  ---------------  --------------
       Up to $ 23,350        Up to $ 39,000    15.00%        2.80%        7.26%         7.80%           8.25%            9.14%
  $ 23,351 - $ 56,550   $ 39,001 - $ 94,250    28.00         2.80         8.57          9.20            9.74            10.79
  $ 56,551 - $117,950   $ 94,251 - $143,600    31.00         2.80         8.95          9.60           10.16            11.26
  $117,951 - $256,500   $143,601 - $256,500    36.00         2.80         9.65         10.36           10.96            12.14
        Over $256,500         Over $256,500    39.60         2.80        10.22         10.97           11.61            12.87
-----------------------------------------------------------------------------------------------------------------------------------


Equivalent yields are based on a fixed $1,000 investment with all taxes deducted from income. Included in all areas are the effects of: federal income tax minus savings from itemizing state and local taxes, a 2.80% Pennsylvania income tax and a 4 mill county personal property tax. (1) Philadelphia equivalent yields also include the 4.96% school income tax. (2) Pittsburgh equivalent yields also include 4 mill city and 4 mill school property taxes. While it is expected that the Portfolio will invest primarily in obligations exempt from taxes, other income received by the Fund may be taxable. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36% and 39.6% over the same ranges of income.

Note: The above-indicated federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions (including Pennsylvania State and local taxes) for taxpayers with Adjusted Gross Income in excess of $114,700. The tax brackets and taxable equivalent yields also do not show the effects of phaseout of personal exemptions for single filers with Adjusted Gross Income in excess of $114,700 and joint filers with Adjusted Gross Income in excess of $172,050. The effective federal tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above. In addition, the equivalent taxable yields for investors who do not itemize will be higher than indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that EV Classic Pennsylvania Municipals Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations the interest from which is exempt from the regular federal income tax and Pennsylvania State and local income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV CLASSIC TEXAS MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the Texas Municipals Portfolio (the "Portfolio").


                            RISKS OF CONCENTRATION
    The following information as to certain Texas considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Texas issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Texas issuers. Neither the Trust nor the Portfolio has independently verified this information.


    Once largely dependent on the drilling, production, refining, chemical and energy-related manufacturing sectors, the economy of Texas has diversified with the major source of job growth in the State now being the service- producing sector (which includes transportation and public utilities, finances, insurance and real estate, trade, services, and government). Over the past decade, the population of Texas grew at a rate twice as fast as that of the entire United States. Currently the third largest state in the nation, Texas is expected to move into second place by the late 1990's.

    The Texas legislature passed a $80 billion biennial budget for fiscal years 1996 and 1997. The new budget includes no new tax increases. Historically, the primary sources of the State's revenues have been sales taxes, mineral severance taxes and Federal grants. The beginning fiscal 1994 cash balance was $1.6 billion. The State has no personal or corporate income tax, although the State does impose a corporate franchise tax based on the amount of a corporation's capital and surplus. A bill was passed by the legislature reforming educational aid. Also, the State provided additional funding contruction for poor districts.

                              FEES AND EXPENSES
INVESTMENT ADVISER
    As of July 31, 1995, the Portfolio had net assets of $28,227,021. For the fiscal year ended July 31, 1995, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $56,319 (equivalent to 0.21% of the Portfolio's average daily net assets for such year). To enhance the net income of the Portfolio, BMR made a reduction of the full amount of its advisory fee and BMR was allocated a portion of the expenses related to the operation of the Portfolio in the amount of $18,606. For the ten months ended July 31, 1994, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $31,214 (equivalent to 0.17% (annualized) of the Portfolio's average daily net assets for such period). To enhance the net income of the Portfolio, BMR made a reduction of the full amount of its advisory fee and BMR was allocated a portion of the expenses related to the operation of the Portfolio in the amount of $35,347. For the period from the Portfolio's start of business, February 1, 1993, to the fiscal year ended September 30, 1993, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $9,014 (equivalent to 0.16% (annualized) of the Portfolio's average daily net assets for such period). To enhance the net income of the Portfolio, BMR made a reduction of the full amount of its advisory fee and BMR was allocated a portion of the expenses related to the operation of the Portfolio in the amount of $13,473. The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal year ended July 31, 1995 and for the period from the start of business, December 8, 1993, to the fiscal year ended July 31, 1994, $15,081 and $21,269, respectively, of the Fund's operating expenses were allocated to the Administrator.

DISTRIBUTION PLAN
    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1996 and may be continued as described under "Distribution Plan" in
Part I of this Statement of Additional Information. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's initial sole shareholder (Eaton Vance) and by the Board of Trustees of the Trust, as required by Rule 12b-1. During the fiscal year ended July 31, 1995, the Principal Underwriter paid to Authorized Firms sales commissions of $5,561 on sales of Fund shares. During the same period, the Fund paid sales commission payments under the Plan to the Principal Underwriter aggregating $5,614. Such payments reduced Uncovered Distribution Charges. During such period, no contingent deferred sales charges were paid to the Principal Underwriter. As at July 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $81,000 (which amount was equivalent to 17.3% of the Fund's net assets on such date). During the fiscal year ended July 31, 1995, the Fund paid service fee payments under the Plan aggregating $1,486, of which $1,483 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    For the fiscal year ended July 31, 1995, the Fund paid the Principal Underwriter $22.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN
    For the fiscal year ended July 31, 1995, the Fund paid IBT $4,862 and the Portfolio paid IBT $7,834.

BROKERAGE
    For the fiscal year ended July 31, 1995, the ten months ended July 31, 1994, and for the period from the start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended July 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund and the Portfolio, and, for the year ended September 30, 1995, earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex (1):

                                              AGGREGATE
                               AGGREGATE    COMPENSATION    TOTAL COMPENSATION
                             COMPENSATION      FROM          FROM TRUST AND
NAME                           FROM FUND      PORTFOLIO       FUND COMPLEX
----                         ------------   ------------    ------------------
Donald R. Dwight ..........       $0            $333(2)         $135,000(4)
Samuel L. Hayes, III ......        0             322(3)          150,000(5)
Norton H. Reamer ..........        0             314             135,000
John L. Thorndike .........        0             318             140,000
Jack L. Treynor ...........        0             343             140,000
----------
(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2) Includes $83 of deferred compensation.
(3) Includes $103 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.


                        ADDITIONAL OFFICER INFORMATION
    In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I of this Statement of Additional Information, Nicole Anderes (34) is a Vice President of the Portfolio. Ms. Anderes has served as a Vice President of the Portfolio since December 1, 1995. She joined BMR and Eaton Vance as a Vice President in January 1994. Ms. Anderes is an officer of various investment companies managed by Eaton Vance or BMR. Prior to joining Eaton Vance, she was a Vice President and portfolio manager at Lazard Freres Asset Management (1992-1994) and a Vice President and Manager -- Municipal Research at Roosevelt & Cross (1978-1992).

                           PERFORMANCE INFORMATION
    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from March 24, 1992 through July 31, 1995 and for the one year period ended July 31, 1995. The total return for the period prior to the Fund's commencement of operations on December 8, 1993 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund contingent deferred sales charge ("CDSC"). The total return for such prior period has not been adjusted to reflect the Fund's distribution fees and certain other expenses. If such an adjustment were made, the performance would be lower.

                         VALUE OF A $1,000 INVESTMENT

                                            VALUE BEFORE      VALUE AFTER       TOTAL RETURN BEFORE          TOTAL RETURN AFTER
                                              DEDUCTING        DEDUCTING         DEDUCTING THE CDSC         DEDUCTING THE CDSC*
  INVESTMENT     INVESTMENT    AMOUNT OF      THE CDSC         THE CDSC*     --------------------------  --------------------------
    PERIOD          DATE      INVESTMENT     ON 7/31/95       ON 7/31/95      CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------  ------------  -----------  ---------------  ---------------  ------------  ------------  ------------  ------------
Life of
the Fund**        3/24/92       $1,000        $1,222.46        $1,222.46        22.25%        6.16%         22.25%        6.16%
1 Year
Ended
7/31/95**         7/31/94       $1,000        $1,051.56        $1,041.60         5.16%        5.16%          4.16%        4.16%


    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.


----------
 * No CDSC is imposed on certain redemptions. See the Fund's current
   Prospectus.
** If a portion of the Portfolio's and/or the Fund's expenses had not been subsidized, the Fund would have had lower returns.


    For the thirty-day period ended July 31, 1995, the yield of the Fund was 4.60%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.60% would be 6.67%, assuming a federal tax rate of 31%. If a portion of the Portfolio's and the Fund's expenses had not been allocated to the Investment Adviser and the Administrator, respectively, the Fund would have had a lower yield.

    The Fund's distribution rate (calculated on July 31, 1995 and based on the Fund's monthly distribution paid July 24, 1995) was 5.09%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 5.21%. If a portion of the Portfolio's and the Fund's expenses had not been allocated to the Investment Adviser and the Administrator, respectively, the Fund would have had a lower distribution rate and effective distribution rate.


    See the Tax Equivalent Yield Table in this Part II concerning applicable tax rates and income brackets.

                                    TAXES
    In most every state which has an income tax, dividends paid by a mutual fund attributable to investments in a particular state's municipal obligations are exempt from both federal and such state's income tax. If Texas adopts an income tax in the future, and assuming that its income tax policy with respect to mutual funds investing in Texas state and local municipal obligations would be similar to the general tax policy of other states, dividends paid by the Fund would be exempt from Texas state income tax.



              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
     As at October 31, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., New Brunswick, NJ was the record owner of approximately 88.7% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. In addition, as of such date, the following shareholders owned beneficially and of record the percentages of outstanding shares of the Fund indicated after their names: Margaretha R. Lafferty, Houston, TX (5.4%) and Dick D. Heller & Evelyn Jane Heller Jt Ten, Mission, TX (5.1%). To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                              OTHER INFORMATION
    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991. The Fund changed its name from EV Classic Texas Tax Free Fund to EV Classic Texas Municipals Fund on December 1, 1995.

                          TAX EQUIVALENT YIELD TABLE
    The table shows the approximate taxable bond yields which are equivalent to tax-exempt bond yields from 4% to 7% under the regular federal income tax laws that apply to 1995.


  IF THE TAXABLE       OR THE TAXABLE
     INCOME ON            INCOME ON          YOU ARE IN                   IN YOUR BRACKET, A TAX-FREE YIELD OF
    YOUR SINGLE          YOUR JOINT         THIS FEDERAL          4%      4.5%      5%      5.5%      6%        6.5%      7%
    RETURN IS*           RETURN IS*            BRACKET                 EQUALS THAT OF A TAXABLE INVESTMENT YIELDING
----------------------------------------  ---------------       -------------------------------------------------------------

     Up to $ 23,350       Up to $ 39,000        15.0%            4.71%    5.29%     5.88%    6.47%    7.06%     7.65%    8.24%
$ 23,351 - $ 56,550  $ 39,001 - $ 94,250        28.0             5.56     6.25      6.94     7.64     8.33      9.03     9.72
$ 56,551 - $117,950  $ 94,251 - $143,600        31.0             5.80     6.52      7.25     7.97     8.70      9.42    10.14
$117,951 - $256,500  $143,601 - $256,500        36.0             6.25     7.03      7.81     8.59     9.38     10.16    10.94
    Over   $256,500      Over   $256,500        39.6             6.62     7.45      8.28     9.11     9.93     10.76    11.59

*Net amount subject to federal personal income tax after deductions and exemptions.


Note: The above-indicated federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions for taxpayers with adjusted gross income in excess of $114,700. The tax brackets also do not take into account the phaseout of personal exemptions for single filers with adjusted gross income in excess of $114,700 and joint filers with adjusted gross income in excess of $172,050. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that EV Classic Texas Municipals Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax, other income received by the Portfolio and allocated to the Fund may be taxable. This table does not take into account state or local taxes, if any, payable on Fund distributions. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

[LOGO]      EV Classic Municipal Funds
--------------------------------------------------------------------------------

            Statement of Additional Information

            December 1, 1995

            EV Classic Arizona Municipals Fund

            EV Classic Colorado Municipals Fund

            EV Classic Connecticut Municipals Fund

            EV Classic Michigan Municipals Fund

            EV Classic Minnesota Municipals Fund

            EV Classic New Jersey Municipals Fund

            EV Classic Pennsylvania Municipals Fund

            EV Classic Texas Municipals Fund




EV Classic
Municipal Funds
24 Federal Street
Boston, MA 02110

--------------------------------------------------------------------------------
Portfolio Investment Adviser
Boston Management and Research, 24 Federal Street, Boston, MA 02110

Fund Administrator
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc., 24 Federal Street,
Boston, MA 02110 (800) 225-6265


Custodian
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111


Transfer Agent
First Data Investor Services Group, BOS725, P.O. Box 1559,
Boston, MA 02104 (800) 262-1122

Auditors
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110


                                                                    C-TFC12/1SAI

EATON VANCE MUNICIPALS TRUST

FOR THE FUNDS:

               - EV Classic Arizona Tax Free Fund
               - EV Classic Colorado Tax Free Fund
               - EV Classic Connecticut Tax Free Fund
               - EV Classic Michigan Tax Free Fund
               - EV Classic Minnesota Tax Free Fund
               - EV Classic New Jersey Tax Free Fund
               - EV Classic Pennsylvania Tax Free Fund
               - EV Classic Texas Tax Free Fund


--------------------------------------------------------------------------------

                              [GRAPHIC OF A DOOR]

--------------------------------------------------------------------------------


                           ANNUAL SHAREHOLDER REPORT

                                 JULY 31, 1995

                               Table of Contents

ITEM                                                                        PAGE
One-year results.........................................................     3
President's letter to shareholders.......................................     4
Management Reports:
        EV Classic Arizona Tax Free Fund.................................     5
        EV Classic Colorado Tax Free Fund................................     6
        EV Classic Connecticut Tax Free Fund.............................     7
        EV Classic Michigan Tax Free Fund................................     8
        EV Classic Minnesota Tax Free Fund...............................     9
        EV Classic New Jersey Tax Free Fund..............................    10
        EV Classic Pennsylvania Tax Free Fund............................    11
        EV Classic Texas Tax Free Fund...................................    12
        Financial Results................................................    13

INFORMATION ABOUT YOUR MUTUAL FUND INVESTMENT
-----------------------------------------------------------------------------------------------------------------------------------
RESULTS FOR THE YEAR                                    Fund's                                       The after-tax
ENDED JULY 31, 1995.     Dividends paid  Fund's NAV  distribution                  If your combined     equivalent       Federal
                            by Fund      per share     rate at                     Federal & state      yield you      income tax
                         during period   at 7/31/95    7/31/95                      tax rate is...   would need is...  information*
-----------------------------------------------------------------------------------------------------------------------------------
EV Classic ARIZONA          $0.458         $9.51        4.63%      [GRAPHIC OF          40.42%            7.74%          99.13%
Tax Free Fund                                                       ARIZONA]
-----------------------------------------------------------------------------------------------------------------------------------
Ev Classic COLORADO         $0.466         $9.23        4.80%      [GRAPHIC OF          39.20%            7.87%          99.08%
Tax Free Fund                                                       COLORADO]
-----------------------------------------------------------------------------------------------------------------------------------
EV Classic CONNECTICUT      $0.461         $9.18        4.77%      [GRAPHIC OF          38.88%            7.79%          99.33%
Tax Free Fund                                                       CONNECTICUT]
-----------------------------------------------------------------------------------------------------------------------------------
EV Classic MICHIGAN         $0.446         $9.26        4.57%      [GRAPHIC OF          41.44%            7.77%          98.93%
Tax Free Fund                                                       MICHIGAN]
-----------------------------------------------------------------------------------------------------------------------------------
EV Classic MINNESOTA        $0.466         $9.30        4.75%      [GRAPHIC OF          41.44%            8.09%          99.13%
Tax Free Fund                                                       MINNESOTA]
-----------------------------------------------------------------------------------------------------------------------------------
EV Classic NEW JERSEY       $0.481         $9.28        4.92%      [GRAPHIC OF          40.21%            8.22%          99.46%
Tax Free Fund                                                       NEW JERSEY]
-----------------------------------------------------------------------------------------------------------------------------------
EV Classic PENNSYLVANIA     $0.471         $9.18        4.88%      [GRAPHIC OF          37.39%            7.84%          99.75%
Tax Free Fund                                                       PENNSYLVANIA]
-----------------------------------------------------------------------------------------------------------------------------------
EV Classic TEXAS            $0.491         $9.19        5.09%      [GRAPHIC OF          36.00%            7.91%          98.44%
Tax Fee Fund                                                        TEXAS]
-----------------------------------------------------------------------------------------------------------------------------------

* Percentages represent the amounts of the total dividends paid by the Funds, from net investment income during the year that ended
  July 31, 1995, that have been designated as tax-exempt interest dividends. Tax legislation eliminated the exception to the market discount rules applicable to tax-exempt obligations. As a result, certain tax-exempt obligations acquired by the Portfolio at market discounts may generate a small amount of ordinary taxable income.

TO SHAREHOLDERS:

The global economy continues to demonstrate a pattern of slow growth with low inflation. The U.S. economy is no exception, with Gross Domestic Product poised to grow only modestly during 1995, between 2% and 3%, with inflation of less than 3%. These characteristics bode well for all capital markets and particularly fixed-income markets, including municipal bonds.

Indeed, municipal bonds performed well during the first half of 1995, posting strong price gains as a result of this favorable investment environment. However, during this period the municipal market underperformed the taxable market because of concern about the potential passage of major tax reform (e.g., flat tax, value-added tax or consumption tax) legislation.

Were major tax reform to become law, municipal bonds would likely be underperformers relative to taxable bonds because the current tax-advantaged status of municipal bonds probably would be eliminated.

However, we at Eaton Vance believe there is little chance of major tax reform legislation being enacted. Many reasons have led us to this conclusion. For example, the inherent regressivity of the various flat tax proposals will provoke much opposition, as will proposals to eliminate such tax breaks as deductions for mortgage interest and state and local taxes. Also, such proposals could seriously depress entire sectors of the U.S. economy.

Accordingly, we view this recent underperformance by municipal bonds due to fears of tax reform as a potential buying opportunity. Municipal bonds could represent an attractive asset class at these current relative trading relationships, with the potential for future outperformance for those investors willing to adopt a patient, long-term investment horizon.

In addition, proposals are now circulating in both Congress and the White House to reduce the nation's budget deficit by severely cutting expenditures over the next decade. If enacted, such a concept would drastically reduce the federal government's borrowing needs and, as a result, would exert a meaningful downward influence on interest rates across the entire yield curve. All fixed-income instruments, including municipal bonds, would benefit.

Headline: "DESPITE TAX POLICY UNCERTAINTIES, TAX-EXEMPT BONDS YIELD MORE THAN
88% OF TREASURY YIELDS.

                Yield Bar Chart
30-Year AA GOs                     6.05%
GOs Tax-Equivalent                 9.45%
30-year Treasury                    8.9%

[This bar chart demonstrates the narrow difference between the yields of 30-year
Treasury bonds and those of 30-year AA-rated general obligation bonds. It also shows the taxable equivalent yield of GOs in the 36% tax bracket.]

Source: Bloomberg; 7/31/95
Principal and intrest payments of Treasury securities are guaranteed by the U.S. government. *Bloomberg GO yield is a compilation of a representative variety of general obligation bonds and is not necessarily represented by the Fund's yield. Statistics as of July 31,1995. Past performance is no guarantee of future results.

We will continue to monitor changes in economic and political conditions and to pursue the goal of your Fund: to provide you with a competitive distribution of tax-free income from a portfolio of quality municipal bonds.+

                                                      Sincerely,

                                                      /s/ THOMAS J. FETTER

                                                      Thomas J. Fetter
                                                      President
                                                      September 20, 1995

+ A portion of the Portfolios' income could be subject to Federal alternative minimum tax.

--------------------------------------------------------------------------------
Included in the pages that follow are performance charts that compare your Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in your Fund and the unmanaged Lehman Brothers Municipal Bond Index. The solid line on the chart represents the Fund's performance. The Fund's total return figure reflects fund expenses and portfolio transaction costs, and assumes the reinvestment of income dividends and capital gain distributions. The dotted line represents the performance of the Lehman Brothers Municipal Bond Index, a broad-based, widely recognized unmanaged index of municipal bonds. Whereas the Fund's portfolio is composed principally of bonds solely from your individual state, the Index is composed of bonds from all 50 states and many jurisdictions. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index.
--------------------------------------------------------------------------------

EV CLASSIC ARIZONA TAX FREE FUND

YOUR INVESTMENT AT WORK
Navajo County PCR
Arizona Public Service Co.

The Arizona Public Service Company is one of the largest public utilities in Arizona. Proceeds from this Navajo County Pollution Control Revenue bond issue were directed toward various construction projects. In addition, funds were used to upgrade the operations and maintenance facilities at the Navajo County pollution control plant in the Painted Desert. The bond, which has a coupon of 5.5%, is insured by AMBAC and is rated Aaa by Moody's rating service. The issue was representative of management's focus on quality during the period. Naturally, private insurance does not remove the market risks associated with this investment.

                               PORTFOLIO OVERVIEW
                   Based on market value as of July 31, 1995

Number of issues...................................................   89
Average quality....................................................   Aa-
Investment grade...................................................   95.9%
Effective maturity.................................................   17.17 yrs.
Largest sectors:
   Utilities.......................................................   20.3%
   Insured hospitals...............................................   13.1*
   Insured general obligations.....................................    8.6*
   Water & sewer...................................................    8.5
   General obligations.............................................    7.9

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with this investment.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: Arizona
Arizona's economic growth has slowed in recent months but has nevertheless remained well ahead of the rest of the nation. The state's unemployment rate hovered near the 5% level during the first quarter of 1995 - one full percentage point lower than a year earlier - before rising to 5.5% at mid-year due to weakness in the construction industry. Manufacturing - widely viewed as the lynchpin of economic growth - has slowed somewhat from its torrid 1994 pace, when the sector accounted for nearly 10,000 new jobs, the strongest yearly gain in a decade.

Manufacturing jobs now represent about 11% of the state's total employment. Efforts to diversify the Arizona economy beyond mining and agriculture continued to pay dividends in the past year. Most of the growth has centered on the service sectors - including finance, banking, and healthcare - which support the state's large population of retirees. Arizona remains in sound financial condition. The state's general fund balance was boosted by cost cuts and strong tax revenue gains in fiscal 1994 and 1995. However, scheduled tax cuts for 1996 and 1997 will produce a financial challenge for the state if the economy slows significantly.
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC ARIZONA TAX
FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX
From December 31, 1993, through july 31, 1995
 CUMULATIVE         1               LIFE
TOTAL RETURN      YEAR            OF FUND*
With CDSC         5.4%              1.8%
Without CDSC      6.4%              1.8%

EV CLASSIC ARIZONA TAX FREE FUND:     $10,279
LEHMAN BROTHERS MUNICIPAL BOND INDEX: $10,496
[BAR CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
 DATE                                  CLASSIC AZ             LEHMAN BROS.
12/93+                                   10,000                  10,000
 1/94                                    10,099                  10,114
 2/94                                     9,898                   9,852
 3/94                                     9,401                   9,451
 4/94                                     9,442                   9,531
 5/94                                     9,515                   9,614
 6/94                                     9,442                   9,558
 7/94                                     9,658                   9,730
 8/94                                     9,680                   9,764
 9/94                                     9,485                   9,621
10/94                                     9,196                   9,450
11/94                                     8,935                   9,279
12/94                                     9,224                   9,483
 1/95                                     9,602                   9,754
 2/95                                     9,968                  10,038
 3/95                                    10,057                  10,153
 4/95                                    10,067                  10,165
 5/95                                    10,391                  10,490
 6/95                                    10,216                  10,398
 7/95                                    10,279                  10,496

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
* Investment operations commenced 12/13/93. + Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"The market recovered significantly in the first six months of the year from the collapse of 1994, although questions over tax reform proposals caused some lingering uncertainty. The Portfolio benefited from its holdings of discount issues which rallied sharply with the decline in interest rates. Because the Arizona market was characterized by its typically low issuance and narrow quality spreads, I have focused on upgrading quality. Moreover, I balanced a large weighting in high quality, insured bonds with positions in higher-yielding issues to boost the Fund's income. "

                                                      Cynthia J. Clemson

EV CLASSIC COLORADO TAX FREE FUND

YOUR INVESTMENT AT WORK
Colorado Health Facilities Auth.
Sisters of Charity Health Care
Revenue Bonds

The proceeds of these bonds were used to finance the cost of equipment, capital expenditures and renovations on several Colorado hospitals, as well as to refund previous outstanding debt of the Sisters of Charity Healthcare Systems. The Colorado Health Facilities Authority provides financing for health care facilities and is a vehicle by which Colorado health care institutions may refinance outstanding debt. The issue has a 5.25% coupon and is insured by MBIA. Naturally, private insurance does not remove the market risk associated with this investment.

                               PORTFOLIO OVERVIEW
                   Based on market value as of July 31, 1995

Number of issues...................................................   46
Average quality....................................................   Aa-
Investment grade...................................................   99.0%
Effective maturity.................................................   17.18 yrs.
Largest sectors:
   Insured hospitals...............................................   15.0%*
   Housing ........................................................   11.6
   Insured general obligations.....................................   11.4*
   Transportation..................................................   11.1
   Hospitals.......................................................   10.4

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with this investment.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: Colorado
The Colorado economy has reflected the slowdown at the national level. Employment growth for the state is expected to rise a modest 2.8% for the year, a decline from the 4.7% job growth registered in 1994. Restructuring at several large employers in the transportation and utilities sectors - including Lowry Air Force Base, Public Service Co., Continental Airlines, and U.S. West - resulted in layoffs that hit the state especially hard. However, it's expected that when the restructurings are completed, the sector will resume its fast growth rate.

Elsewhere, the financial, insurance and real estate sectors should enjoy above-average employment growth. Colorado's finances remain in excellent health, thanks in part to blockbuster revenue performance in fiscal 1994 and very strong 5.5% revenue growth in fiscal 1995. Income and excise tax revenues were especially strong. Colorado's successful efforts to diversify its economic base have resulted in the state's economy more closely mirroring the national picture. While the state's growth may be impeded somewhat by higher interest rates, Colorado should continue to enjoy a gentler "soft landing"
than the U.S. as a whole.
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC COLORADO TAX
FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From December 31, 1993, through July 31, 1995
 CUMULATIVE         1          Life
TOTAL RETURN       Year      of Fund*
With CDSC          4.9%        0.2%
Without CDSC       5.9%        0.2%

EV CLASSIC COLORADO TAX FREE FUND:    $ 9,996
LEHMAN BROTHERS MUNICIPAL BOND INDEX: $10,496
[BAR CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
DATE             C. COLORADO            LEHMAN BROS.
12/93+              10,000                 10,000
 1/94               10,104                 10,114
 2/94                9,773                  9,852
 3/94                9,197                  9,451
 4/94                9,250                  9,531
 5/94                9,355                  9,614
 6/94                9,223                  9,558
 7/94                9,440                  9,730
 8/94                9,464                  9,764
 9/94                9,271                  9,621
10/94                9,036                  9,450
11/94                8,818                  9,279
12/94                9,076                  9,483
 1/95                9,434                  9,754
 2/95                9,790                 10,038
 3/95                9,847                 10,153
 4/95                9,836                 10,165
 5/95               10,119                 10,490
 6/95                9,943                 10,398
 7/95                9,996                 10,496

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
* Investments operations commenced 12/10/93. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations

FROM THE PORTFOLIO MANAGER:

"Following the most difficult year on record, the bond market managed to recover much lost ground in early 1995. Insured bonds played a large role in the Portfolio as tight supply and narrow spreads dictated a continuing emphasis on quality. As rates declined early in the year, the market rallied strongly. The Fund benefited from its positions in higher-yielding bonds and discount issues, which were established in the wake of last year's market decline. These positions offered an attractive balance to the Portfolio's insured holdings."

                                                      Cynthia J. Clemson

EV CLASSIC CONNECTICUT TAX FREE FUND

YOUR INVESTMENT AT WORK
Loomis Chaffee School
MBIA Insured bonds

Issued in 1995 under the aegis of the Connecticut Health and Educational Facilities Authority, the proceeds of these bonds were used to finance the construction of a new dormitory and various renovations at Loomis Chaffee School, a private secondary school located in Windsor. The school maintains a selective admissions policy, has an endowment of $30 million, and has an outstanding debt of only half that amount. The school's impressive profile and balanced finances gave MBIA the comfort to insure this issue, which is rated Aaa/AAA. Naturally, private insurance does not remove the market risk associated with this investment.

                               PORTFOLIO OVERVIEW
                   Based on market value as of July 31, 1995

Number of issues...................................................    100
Average quality....................................................    Aa-
Investment grade...................................................    99.5%
Effective maturity.................................................    16.6 yrs.
Largest sectors:
   Healthcare (Non-Hospital).......................................    12.5%
   Education.......................................................    10.8
   Insured hospitals...............................................    10.0*
   Housing.........................................................     8.2
   Solid waste.....................................................     8.1

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with this investment.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: Connecticut
The economy in Connecticut is beginning to regain its luster. Economic indicators such as job growth and personal income continue to strengthen from their late 1980s bout with layoffs and restructuring that afflicted the state. The state's deep recession led to major job losses in such industries as finance, real estate, insurance and defense, which were hard-hit by industry restructurings, and shrinking government appropriations. Together, those setbacks eroded the state's economic base. However, while the employment outlook for those industries remains relatively weak, job gains in construction, service, trade, health care and tourism have partially offset those losses and have helped put the state on the road to recovery.

While the municipal market has been roiled by uncertainties over tax reform and the fallout from the Orange County debacle, investors in Connecticut tax-exempt debt can feel comfortable knowing that this state has a long history of conservative financial management and employs good disclosure practices. Connecticut is steadily advancing beyond the difficulties of its recent past and is moving to improve its financial future.
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN EV CLASSIC CONNECTICUT
TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND
INDEX
From December 31, 1993, through July 31, 1995
  CUMULATIVE       1         Life
 TOTAL RETURN    Year      of Fund*
With CDSC        3.5%       -0.2%
Without CDSC     4.5%       -0.2%

EV CLASSIC CONNECTICUT TAX FREE FUND:  $ 9,956
LEHMAN BROTHERS MUNICIPAL BOND INDEX:  $10,496
[BAR CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
DATE          C. CONN.          LEHMAN BROS.
12/93+        10,000            10,000
 1/94         10,086            10,114
 2/94          9,854             9,852
 3/94          9,348             9,451
 4/94          9,370             9,531
 5/94          9,444             9,614
 6/94          9,343             9,558
 7/94          9,529             9,730
 8/94          9,531             9,764
 9/94          9,337             9,621
10/94          9,070             9,450
11/94          8,747             9,279
12/94          9,037             9,483
 1/95          9,373             9,754
 2/95          9,687            10,038
 3/95          9,765            10,153
 4/95          9,764            10,165
 5/95         10,015            10,490
 6/95          9,860            10,398
 7/95          9,956            10,496

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
* Investment operations commenced 12/9/93. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"The extreme market volatility of last autumn created a good opportunity to purchase deep discount bonds - even among high quality AA- and AAA-rated bonds - and pick up yield without sacrificing credit quality. By the Spring of 1995, the market had rallied sharply and these discount bonds had significantly outperformed other segments of the market, adding to the performance of the Fund. The market has quieted in recent months, especially the Connecticut market, where new issuance is limited largely to generic general obligation issues."

                                                     Nicole Anderes

EV CLASSIC MICHIGAN TAX FREE FUND

YOUR INVESTMENT AT WORK
City of Detroit,MI
Convention Facility Tax Revenue
Cobo Hall Expansion Project

The proceeds of these bonds were used to pre-refund a previous bond issued in 1985. The previous bond financed the acquisition and construction costs of expanding Detroit's Cobo Hall Convention Center, a major convention and entertainment complex. This bond is backed by the City's share of distributions of the state of Michigan hotel occupancy tax and liquor tax deposited in the Convention Facility Development Fund. The bond has a coupon of 5.25% and is a good example of the Fund's efforts during the period to seek value in non-rated bonds.

                               PORTFOLIO OVERVIEW
                   Based on market value as of July 31, 1995

Number of issues...................................................   105
Average quality....................................................   AA-
Investment grade...................................................   98.6%
Effective maturity.................................................   15.52 yrs.
Largest sectors:
   Hospitals.......................................................   12.9%
   Insured general obligations.....................................   12.8*
   Insured hospitals...............................................   12.4*
   Insured water & sewer...........................................    7.5*
   Insured electric utilities......................................    6.3*

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with this investment.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: Michigan
Michigan's economy remained on the upswing in 1995. The state's unemployment rate fell to 5.1% in July as the retail, construction, and manufacturing sectors of the economy each continued to post good results. Motor vehicle sales, while below 1994's blistering 8.5% growth rate, continued at an annual rate well above 15 million units.The state's wage and salary levels rose slightly from last year, with construction employment especially robust, registering a 12% gain. Reflecting a strong regional economy, housing starts in the midwest region surpassed those nationally.

Michigan's 1995 tax revenues are running well above last year's, with baseline revenues rising a strong 15.4% in June. Most of the revenue increase is the result of strong growth in income, single-business, and use taxes. The state has also benefited from a 200% increase in the cigarette tax rate, as well as the start-up of the new state education property and real estate taxes. As a result of cost containment measures, tax and educational funding reforms, strong personal income growth and tax revenue growth, Michigan's financial picture has brightened dramatically. Reflecting that improvement, the state's credit rating has been upgraded to AA.
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC MICHIGAN TAX
FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From December 31, 1993, through July 31, 1995
 CUMULATIVE           1            Life
TOTAL RETURN         Year        of Fund*
With CDSC            4.5%          0.2%
Without CDSC         5.5%          0.2%

EV CLASSIC MICHIGAN TAX FREE FUND:    $10,006
LEHMAN BROTHERS MUNICIPAL BOND INDEX: $10,496
[BAR CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
DATE             C. MICHIGAN            LEHMAN BROS.
12/93+              10,000                 10,000
 1/94               10,117                 10,114
 2/94                9,815                  9,852
 3/94                9,287                  9,451
 4/94                9,339                  9,531
 5/94                9,402                  9,614
 6/94                9,299                  9,558
 7/94                9,483                  9,730
 8/94                9,505                  9,764
 9/94                9,351                  9,621
10/94                9,104                  9,450
11/94                8,874                  9,279
12/94                9,120                  9,483
 1/95                9,444                  9,754
 2/95                9,745                 10,038
 3/95                9,832                 10,153
 4/95                9,830                 10,165
 5/95               10,111                 10,490
 6/95                9,945                 10,398
 7/95               10,006                 10,496

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
* Investment operations commenced 12/7/93. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"Although quality spreads - the yield difference between bonds of varying quality - were narrow during the period, management sought opportunities in non-rated bonds and private placements. These bonds offered opportunities to add incremental yield to the Fund. The Fund concurrently reduced its exposure to AA bonds, adopting a barbell strategy. That strategy should benefit the Fund in coming months if, as I believe, income begins to comprise an increasingly large part of total return for fixed-income investments."

                                                      Timothy T. Browse

EV CLASSIC MINNESOTA TAX FREE FUND

YOUR INVESTMENT AT WORK
Duluth MN Economic Dev. Auth
Health Care Facilities
The Duluth Clinic Ltd

The proceeds of these bonds were used to finance improvements for the Duluth-based health clinic, as well as to refund bonds previously issued by the Clinic.

The issue financed the acquisition of land and the building of a 55,000-square-feet clinic addition, the remodelling of additional facilities, and the purchase and installation of new medical equipment. The bonds have a 6.2% coupon and are insured by AMBAC. Naturally, private insurance does not remove the market risk associated with this investment.

                               PORTFOLIO OVERVIEW
                   Based on market value as of July 31, 1995

Number of issues..................................................    75
Average quality...................................................    AA
Investment grade..................................................    98.8%
Effective maturity................................................    16.73 yrs.
Largest sectors:
   Insured hospitals..............................................    19.6%*
   Housing........................................................    13.6
   General obligations............................................    11.1
   Industrial development/Pollution Control.......................     8.8
   Hospitals......................................................     6.9

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with this investment.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: Minnesota
The Minnesota economy gathered momentum in the first half of 1995, with signficant employment gains and a boost in real income. The state's jobless rate neared historic lows as manufacturing and large retail expansions resulted in fast job growth. Once again, the state's computer, electronics, and technology industries were responsible for much of the employment gains. The agricultural and food-processing sectors also enjoyed job additions. The state's economy also benefited from infrastructure repairs and construction in areas ravaged by the previous year's floods.

Due to Minnesota's resurgent economy, it is likely that income tax and sales tax receipts will exceed previous budget forecasts. In a robust economic environment, the state has been able to restore its previously depleted reserve funds. Minnesota continues to benefit from its wide exposure to the rapidly growing health care and technology sectors, and should be able to weather a potential slowdown at the national level. However, the state is concurrently facing growing social services and public safety costs that may prove a larger financial burden in the future.
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC MINNESOTA
TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND
INDEX

From December 31, 1993, through July 31, 1995
 CUMULATIVE               1               Life
TOTAL RETURN             Year           of Fund*
With CDSC                3.5%             0.6%
Without CDSC             4.5%             0.6%

[BAR CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
EV CLASSIC MINNESOTA TAX FREE FUND:   $10,040
LEHMAN BROTHERS MUNICIPAL BOND INDEX: $10,496
DATE               C. MINNESOTA           LEHMAN BROS.
12/93+                10,000                 10,000
 1/94                 10,095                 10,114
 2/94                  9,875                  9,852
 3/94                  9,401                  9,451
 4/94                  9,424                  9,531
 5/94                  9,528                  9,614
 6/94                  9,448                  9,558
 7/94                  9,613                  9,730
 8/94                  9,637                  9,764
 9/94                  9,464                  9,621
10/94                  9,209                  9,450
11/94                  8,919                  9,279
12/94                  9,208                  9,483
 1/95                  9,501                  9,754
 2/95                  9,824                 10,038
 3/95                  9,934                 10,153
 4/95                  9,913                 10,165
 5/95                 10,162                 10,490
 6/95                  9,988                 10,398
 7/95                 10,040                 10,496

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
* Investment operations commenced 12/9/93. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"Market conditions have resulted in very narrow quality spreads in 1995. In this climate, I have employed a "barbell" strategy, emphasizing quality on one hand and incremental yield additions on the other. The Portfolio's insured bonds have been an important source of quality and liquidity. Meanwhile, I have generally avoided par bonds in favor of discount issues. Finally, I have carefully researched high-yielding issues as a way to add selectively to the Fund's yield and have added to the health care sector, which has grown more attractive in recent months."

                                                      Robert B. MacIntosh

EV CLASSIC NEW JERSEY TAX FREE FUND

YOUR INVESTMENT AT WORK
Gloucester County, NJ
Utility Authority
Water & Sewer Revenue Bonds

Issued by the Gloucester County Utility Authority, this bond was dedicated to funding Phase III of a waste treatment facility in Gloucester County. Specifically, the program is designed to upgrade the maintenance and operating efficiency of a waste treatment facility. By constructing a second sludge incinerator, the plant should reach a 20% increase in its daily capacity. The bond provided improvements for the County, while representing an attractive yielding investment supported by residents' water and sewer bill payments.

                               PORTFOLIO OVERVIEW
                   Based on market value as of July 31, 1995

Number of issues..................................................    130
Average quality...................................................    A
Investment grade..................................................    87.6%
Effective maturity................................................    16.25 yrs.
Largest sectors:
   Transportation.................................................    15.1%
   General obligations............................................    13.3
   Solid waste....................................................     6.8
   Hospitals......................................................     6.6
   Insured lease revenue..........................................     5.8*

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with this investment.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: New Jersey
The New Jersey economy has reflected the slower activity of the national scene. Declines in the housing market, manufacturing, and consumer spending have contributed to the state's slowdown. Nearly 10,000 jobs have been lost in manufacturing alone this year. The state's unemployment rate stood at 6.8% in July, remaining well above the national rate. On a more positive note, the service sector continued to add jobs. More than two-thirds of the 52,000 private sector jobs created in the past year within the state were generated by the service segment, including business, management, engineering, retailing, food services, and health care. And while housing starts were depressed, outlays for commercial construction and public works projects remained fairly strong.

New Jersey has benefited from its increasingly well-managed financial operations and a strong display of fiscal prudence by the Whitman administration. Implementing stricter cost controls and reductions in expenditures, New Jersey is providing a model for other states hoping to control social spending.
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC NEW JERSEY
TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND
INDEX
From December 31, 1993, through July 31, 1995
  CUMULATIVE           1         Life
 TOTAL RETURN        Year      of Fund*
---------------------------------------
With CDSC            4.2%        0.7%
Without CDSC         5.2%        0.7%

[BAR CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
EV CLASSIC NEW JERSEY TAX FREE FUND:  $10,067
LEHMAN BROTHERS MUNICIPAL BOND INDEX: $10,496
DATE                C. NEW JERSEY         LEHMAN BROS.
------------------------------------------------------
12/93+                10,000                 10,000
 1/94                 10,087                 10,114
 2/94                  9,868                  9,852
 3/94                  9,413                  9,451
 4/94                  9,458                  9,531
 5/94                  9,523                  9,614
 6/94                  9,424                  9,558
 7/94                  9,570                  9,730
 8/94                  9,616                  9,764
 9/94                  9,454                  9,621
10/94                  9,231                  9,450
11/94                  8,983                  9,279
12/94                  9,243                  9,483
 1/95                  9,538                  9,754
 2/95                  9,790                 10,038
 3/95                  9,881                 10,153
 4/95                  9,892                 10,165
 5/95                 10,155                 10,490
 6/95                 10,024                 10,398
 7/95                 10,067                 10,496

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
* Investment operations commenced 12/3/93. + Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"The past year has proven to be a highly volatile period for the bond market, given last year's sharp decline and the subsequent strong market rally we have enjoyed in 1995. I have focused on the insured sector to provide quality and ensure good liquidity for the Portfolio. At the same time, I've increased slightly the Portfolio's exposure to the health care sector, which has improved somewhat in recent months, and have added some select high-yielding situations, which helped add yield to the Fund."

                                                    Robert B. MacIntosh

EV CLASSIC PENNSYLVANIA TAX FREE FUND

YOUR INVESTMENT AT WORK
Chester County
Industrial Development Auth. Senior Life Choice of Kimberton

The proceeds of these bonds are being used to fund the construction of the Continuing Care Retirement Center, an assisted living project in Kimberton, PA. This issue is a good example of the Portfolio's efforts to focus on non-rated bonds and private placement issues. Because the issue was purchased in its entirety by Eaton Vance, we were able to structure the deal with favorable terms. With an 8.05% coupon, the bonds represent a 250 basis point advantage over other long-term Pennsylvania issues.

                               PORTFOLIO OVERVIEW
                   Based on market value as of July 31, 1995

Number of issues.................................................     132
Average quality..................................................     Aa-
Investment grade.................................................     95.1%
Effective maturity...............................................     14.13 yrs.
Largest sectors:
   Hospitals.....................................................     22.6%
   Housing.......................................................     12.3
   Industrial development authority..............................      8.7
   Insured hospitals.............................................      7.1*
   Escrowed......................................................      6.5

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with this investment.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: Pennsylvania
The Pennsylvania economy continues to demonstrate the beneficial effects of a shift from its past reliance on manufacturing toward a growing diversification into the service sectors. Pennsylvania's unemployment rate declined sharply during the period, falling to 5.4% in July. The service sector continued to account for nearly two-thirds of the state's job gains, with health services and social services pacing the gains. Durable goods manufacturing also added significantly to job growth, led by metals and industrial machinery.

Pennsylvania has now posted three consecutive years with surplus operations. That marks a significant departure from the early 1990s, when a declining cyclical economy and rising social costs played havoc with the state's finances. Importantly, with an improved economic mix and a stronger national and regional picture, Pennsylvania has returned to fiscal balance in recent years. The Commonwealth's fiscal outlook has benefited from a tax package implemented in 1991, as well as from stricter cost controls and an improving revenue base resulting from a stronger economy.
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC PENNSYLVANIA
TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND
INDEX

From December 31, 1993, through July 31, 1995

 CUMULATIVE              1              Life
TOTAL RETURN            Year          of Fund*
With CDSC               4.4%            0.1%
Without CDSC            5.4%            0.1%

EV CLASSIC PENNSYLVANIA TAX FREE FUND: $ 9,979
LEHMAN BROTHERS MUNICIPAL BOND INDEX:  $10,496
[BAR CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
DATE             C. PENNSYLVANIA          LEHMAN BROS.
12/93+               10,000                 10,000
 1/94                10,111                 10,114
 2/94                 9,831                  9,852
 3/94                 9,314                  9,451
 4/94                 9,348                  9,531
 5/94                 9,423                  9,614
 6/94                 9,322                  9,558
 7/94                 9,468                  9,730
 8/94                 9,502                  9,764
 9/94                 9,350                  9,621
10/94                 9,125                  9,450
11/94                 8,823                  9,279
12/94                 9,062                  9,483
 1/95                 9,368                  9,754
 2/95                 9,651                 10,038
 3/95                 9,762                 10,153
 4/95                 9,752                 10,165
 5/95                10,047                 10,490
 6/95                 9,925                 10,398
 7/95                 9,979                 10,496

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
* Investment operations commenced 12/3/93. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.


FROM THE PORTFOLIO MANAGER:

"The market outlook for the municipal sector has improved significantly following a difficult 1994. With a slow growth economy and relatively low municipal supply, the municipal market has fared well in 1995. Accordingly, I have become somewhat more constructive toward the market, adding to positions in bonds that tend to be more sensitive to interest rate changes. Elsewhere, I've continued to be very selective about investments in hospital bonds. Finally, in a fairly quiet market, I have looked increasingly to private placements and non-rated bonds for opportunities to increase the Fund's yield."

                                                        David C. Reilly

EV CLASSIC TEXAS TAX FREE FUND

YOUR INVESTMENT AT WORK
Round Rock TX School District
Permanent School Fund

The Round Rock, TX school district serves a small community north of Austin. Insured by the state's Permanent School Fund, the issue is rated AAA. The state's Permanent School Fund finances Texas public education, with interest and dividend income subsidizing local school operations. PSF bonds are popular with the state's investors because they benefit Texas schools only and represent a further diversification away from the major national municipal insurers. Naturally, private insurance does not remove the market risk associated with this investment.

                               PORTFOLIO OVERVIEW
                   Based on market value as of July 31, 1995

Number of issues.................................................     60
Average quality..................................................     AA
Investment grade.................................................     97.3%
Effective maturity...............................................     16.49 yrs.
Largest sectors:
   General obligations...........................................     16.8%
   Insured electric utilities....................................     14.5*
   Insured transportation........................................     12.0*
   Hospitals.....................................................     11.1
   Industrial develop./pollution control.........................      7.0

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with this investment.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: Texas
The Texas economy has outpaced the national output throughout the 1990s. The economy continues to expand while diversifying its employment base. In 1994 alone, 250,000 jobs were added. That pace is expected to continue into 1995, as the state increases its exposure to the manufacturing and service sectors. Construction has been especially strong as the state has seen a strong in-migration from other states. That is a marked departure from the 1980s, when the oil and gas economy was wracked by a deep recession. In July, the state's unemployment rate hovered around the 6% level, slightly above the national rate.

The Texas financial picture is improving. Despite a 10% growth in budgeted expenditures, the state has returned to a balanced budget due to a surge in income tax and sales tax revenues. The state is expanding its economy and is poised to benefit from increased trade with Latin America. Texas is also addressing important fiscal issues, including Medicaid, welfare reform, and educational funding.
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC TEXAS TAX
FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From December 31, 1993, through July 31, 1995

 CUMULATIVE              1            Life
TOTAL RETURN            Year        of Fund*
With CDSC               4.2%          0.3%
Without CDSC            5.2%          0.3%

EV CLASSIC TEXAS TAX FREE FUND:       $10,041
LEHMAN BROTHERS MUNICIPAL BOND INDEX: $10,496
[BAR CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
DATE                 C. TEXAS              LEHMAN BROS.
12/93+                10,000                 10,000
 1/94                 10,141                 10,114
 2/94                  9,822                  9,852
 3/94                  9,275                  9,451
 4/94                  9,321                  9,531
 5/94                  9,418                  9,614
 6/94                  9,328                  9,558
 7/94                  9,538                  9,730
 8/94                  9,585                  9,764
 9/94                  9,403                  9,621
10/94                  9,138                  9,450
11/94                  8,847                  9,279
12/94                  9,141                  9,483
 1/95                  9,482                  9,754
 2/95                  9,811                 10,038
 3/95                  9,893                 10,153
 4/95                  9,873                 10,165
 5/95                 10,171                 10,490
 6/95                  9,996                 10,398
 7/95                 10,041                 10,496

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
* Investment operations commenced 12/8/93. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"In a market characterized by narrow quality spreads, insured bonds composed a significant portion of the Portfolio, affording continuing high quality as well as good liquidity. While insured bonds provided quality, I looked to the non-rated sectors to add yield to the Fund. I sought to take advantage of market inefficiencies in that sector to add attractive issues to the Portfolio. In my view, income is likely to be an increasingly important component of total return in coming months."

                                                      Timothy T. Browse

                                    -------

                           Ev Classic Tax Free Funds
                              Financial Statements
                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                 July 31, 1995
--------------------------------------------------------------------------------

                                                              CLASSIC         CLASSIC        CLASSIC       CLASSIC
                                                              ARIZONA         COLORADO     CONNECTICUT     MICHIGAN
                                                                FUND            FUND          FUND           FUND
                                                             ----------      ----------    -----------    ----------
ASSETS:
  Investments --
     Identified cost                                         $2,424,131      $1,912,275    $4,593,347     $4,558,125
     Unrealized appreciation (depreciation)                       8,446          38,550        (1,480)       (45,753)
                                                             ----------      ----------    ----------     ----------
  Total investment in Portfolio, at value (Note 1A)          $2,432,577      $1,950,825    $4,591,867     $4,512,372
  Receivable for Fund shares sold                                10,010          --            --             --
  Receivable from the Administrator (Note 4)                     18,453          17,169        22,099         12,579
  Other assets                                                      565          --            --             --
  Deferred organization expenses (Note 1D)                        6,959           5,906         7,658          7,360
                                                             ----------      ----------    ----------     ----------
       Total assets                                          $2,468,564      $1,973,900    $4,621,624     $4,532,311
                                                             ----------      ----------    ----------     ----------
LIABILITIES:
  Dividends payable                                          $    2,179      $    1,814    $    4,225     $    3,965
  Payable for Fund shares redeemed                               --              --             2,209         51,151
  Payable to affiliates --
     Trustees' fees                                              --              --            --                 14
     Custodian fee                                                   84              84            84             63
  Accrued expenses                                                1,091             895         1,446          1,692
                                                             ----------      ----------    ----------     ----------
       Total liabilities                                     $    3,354      $    2,793    $    7,964     $   56,885
                                                             ----------      ----------    ----------     ----------
NET ASSETS                                                   $2,465,210      $1,971,107    $4,613,660     $4,475,426
                                                             ==========      ==========    ==========     ==========
SOURCES OF NET ASSETS:
  Paid-in capital                                            $2,588,829      $2,083,570    $4,730,988     $4,861,363
  Accumulated net realized loss on investment and financial
     futures transactions (computed on the basis of
     identified cost)                                          (140,470)       (157,228)     (118,946)      (354,495)
  Accumulated undistributed net investment income                 8,405           6,215         3,098         14,311
  Unrealized appreciation (depreciation) of investments and
     financial futures contracts from Portfolio (computed
     on the basis of identified cost)                             8,446          38,550        (1,480)       (45,753)
                                                             ----------      ----------    ----------     ----------
       Total                                                 $2,465,210      $1,971,107    $4,613,660     $4,475,426
                                                             ==========      ==========    ==========     ==========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                       259,292         213,512       502,774        483,268
                                                             ==========      ==========    ==========     ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE (net assets / shares of beneficial interest
  outstanding)(Note 6)                                            $9.51           $9.23         $9.18          $9.26
                                                                  =====           =====         =====          =====


                       See notes to financial statements

                                    -------
FINANCIAL STATEMENTS (Continued)

                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                 July 31, 1995
--------------------------------------------------------------------------------

                                                               CLASSIC       CLASSIC        CLASSIC       CLASSIC
                                                              MINNESOTA     NEW JERSEY    PENNSYLVANIA     TEXAS
                                                                 FUND          FUND           FUND          FUND
                                                              ----------    ----------    ------------    --------
ASSETS:
  Investments --
     Identified cost                                          $3,599,799    $3,296,342     $2,780,049     $476,950
     Unrealized appreciation (depreciation)                       60,097       (11,443)      (144,008)     (31,789)
                                                              ----------    ----------     ----------     --------
  Total investment in Portfolio, at value (Note 1A)           $3,659,896    $3,284,899     $2,636,041     $445,161
  Receivable for Fund shares sold                                 --            --             --             --
  Receivable from the Administrator (Note 4)                      24,179        22,188         19,615       15,081
  Deferred organization expenses (Note 1D)                         9,097        10,081          8,898        9,588
                                                              ----------    ----------     ----------     --------
       Total assets                                           $3,693,172    $3,317,168     $2,664,554     $469,830
                                                              ----------    ----------     ----------     --------
LIABILITIES:
  Dividends payable                                           $    3,361     $   3,135     $    2,514     $    457
  Payable for Fund shares redeemed                                --             5,000         39,234         --
  Payable to affiliates --
     Trustees' fees                                                   14        --             --             --
     Custodian fee                                                    84            84         --               84
  Accrued expenses                                                 1,402         1,553          1,973          668
                                                              ----------    ----------     ----------     --------
       Total liabilities                                      $    4,861     $   9,772     $   43,721     $  1,209
                                                              ----------    ----------     ----------     --------
NET ASSETS                                                    $3,688,311    $3,307,396     $2,620,833     $468,621
                                                              ==========    ==========     ==========     ========
SOURCES OF NET ASSETS:
  Paid-in capital                                             $3,936,636    $3,495,659     $3,038,340     $561,594
  Accumulated net realized loss on investment and financial
     futures transactions (computed on the basis of
     identified cost)                                           (321,125)     (182,451)      (281,486)     (61,218)
  Accumulated undistributed net investment income                 12,703         5,631          7,987           34
  Unrealized appreciation (depreciation) of investments and
     financial futures contracts from Portfolio (computed on
     the basis of identified cost)                                60,097       (11,443)      (144,008)     (31,789)
                                                              ----------    ----------     ----------     --------
       Total                                                  $3,688,311    $3,307,396     $2,620,833     $468,621
                                                              ==========    ==========     ==========     ========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                        396,543       356,587        285,423       51,002
                                                              ==========    ==========     ==========     ========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE (net assets / shares of beneficial interest
  outstanding)(Note 6)                                            $9.30         $9.28           $9.18        $9.19
                                                                  =====         =====           =====        =====

                       See notes to financial statements

                                    -------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                            Year Ended July 31, 1995
--------------------------------------------------------------------------------

                                                                CLASSIC        CLASSIC       CLASSIC       CLASSIC
                                                                ARIZONA       COLORADO     CONNECTICUT    MICHIGAN
                                                                 FUND           FUND          FUND          FUND
                                                               ---------      ---------    -----------    ---------
INVESTMENT INCOME (NOTE 1B):
  Interest income allocated from Portfolio                     $ 190,274      $ 140,211     $ 240,411     $ 346,533
  Expenses allocated from Portfolio                              (15,748)        (5,718)      (20,347)      (26,465)
                                                               ---------      ---------     ---------     ---------
     Net investment income from Portfolio                      $ 174,526      $ 134,493     $ 220,064     $ 320,068
                                                               ---------      ---------     ---------     ---------
  Expenses --
     Compensation of Trustees not members of the
       Administrator's organization (Note 4)                   $  --          $   --        $  --         $     163
     Distribution costs (Note 5)                                  28,540         21,174        36,577        51,466
     Custodian fees (Note 4)                                       4,972          4,950         3,449         3,955
     Registration costs                                            5,314            186           550         1,289
     Legal and accounting services                                 5,288          4,155         5,366         7,626
     Transfer and dividend disbursing agent fees                   2,370          1,532         3,252         4,130
     Amortization of organization expenses (Note 1D)               1,990          1,763         2,284         2,166
     Printing and postage                                          1,535          5,099         5,279         5,950
     Miscellaneous                                                   737            578         1,919         1,157
                                                               ---------      ---------     ---------     ---------
       Total expenses                                          $  50,746      $  39,437     $  58,676     $  77,902
  Deduct allocation of expenses to the Administrator (Note 4)     18,453         17,169        22,099        12,579
                                                               ---------      ---------     ---------     ---------
          Net expenses                                         $  32,293      $  22,268     $  36,577     $  65,323
                                                               ---------      ---------     ---------     ---------
            Net investment income                              $ 142,233      $ 112,225     $ 183,487     $ 254,745
                                                               ---------      ---------     ---------     ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss from Portfolio --
     Investment transactions (identified cost basis)           $(101,251)     $(106,034)    $ (54,933)    $(184,280)
     Financial futures contracts                                 (17,601)       (31,604)      (64,301)      (55,979)
                                                               ---------      ---------     ---------     ----------
       Net realized loss on investments                        $(118,852)     $(137,638)    $(119,234)    $(240,259)
  Change in unrealized appreciation of investments and
     financial futures contracts                                 158,005        125,129       103,779       255,527
                                                               ---------      ---------     ---------     ---------
          Net realized and unrealized gain (loss)              $  39,153      $ (12,509)    $ (15,455)    $  15,268
                                                               ---------      ---------     ---------     ---------
            Net increase in net assets from operations         $ 181,386      $  99,716     $ 168,032     $ 270,013
                                                               =========      =========     =========     =========

                       See notes to financial statements

                                    -------
FINANCIAL STATEMENTS (Continued)

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                            Year Ended July 31, 1995
--------------------------------------------------------------------------------

                                                               CLASSIC      CLASSIC        CLASSIC       CLASSIC
                                                              MINNESOTA    NEW JERSEY    PENNSYLVANIA     TEXAS
                                                                FUND          FUND           FUND          FUND
                                                              ---------    ----------    ------------    --------
INVESTMENT INCOME (NOTE 1B):
  Interest income allocated from Portfolio                    $ 302,088    $ 231,446       $ 217,731     $ 45,245
  Expenses allocated from Portfolio                             (22,764)     (18,665)        (16,581)        (467)
                                                              ---------    ---------       ---------     --------
     Net investment income from Portfolio                     $ 279,324    $ 212,781       $ 201,150     $ 44,778
                                                              ---------    ---------       ---------     --------
  Expenses --
     Compensation of Trustees not members of the
       Administrator's organization (Note 4)                  $     136    $  --           $ --          $  --
     Distribution costs (Note 5)                                 45,493       33,946          31,462        6,864
     Custodian fees (Note 4)                                      3,348        4,973           2,576        4,862
     Registration costs                                           1,821          840         --             --
     Legal and accounting services                                5,632        4,243           6,698        3,463
     Transfer and dividend disbursing agent fees                  1,762        2,698           2,591          713
     Amortization of organization expenses (Note 1D)              2,719        3,022           2,664        1,356
     Printing and postage                                         9,793        6,412           4,459        4,327
     Miscellaneous                                                1,178       --               1,455          360
                                                              ---------    ---------       ---------     --------
       Total expenses                                         $  71,882    $  56,134       $  51,905     $ 21,945
  Deduct allocation of expenses to the Administrator
     (Note 4)                                                    24,179       22,188          19,615       15,081
                                                              ---------    ---------       ---------     --------
          Net expenses                                        $  47,703    $  33,946       $  32,290     $  6,864
                                                              ---------    ---------       ---------     --------
            Net investment income                             $ 231,621    $ 178,835       $ 168,860     $ 37,914
                                                              ---------    ---------       ---------     --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss from Portfolio --
     Investment transactions (identified cost basis)          $(245,784)   $(130,673)      $(189,650)    $(43,354)
     Financial futures contracts                                (59,656)     (38,339)        (36,892)      (4,571)
                                                              ---------    ---------       ---------     --------
       Net realized loss on investments                       $(305,440)   $(169,012)      $(226,542)    $(47,925)
  Change in unrealized appreciation of investments and
     financial future contracts                                 307,608      149,685         162,979       13,112
                                                              ---------    ---------       ---------     --------
          Net realized and unrealized gain (loss)             $   2,168    $ (19,327)      $ (63,563)    $(34,813)
                                                              ---------    ---------       ---------     --------
            Net increase in net assets from operations        $ 233,789    $ 159,508       $ 105,297     $  3,101
                                                              =========    =========       =========     ========

                       See notes to financial statements

                                    -------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                            Year Ended July 31, 1995
--------------------------------------------------------------------------------

                                                             CLASSIC          CLASSIC        CLASSIC        CLASSIC
                                                             ARIZONA         COLORADO      CONNECTICUT     MICHIGAN
                                                              FUND             FUND           FUND           FUND
                                                           -----------      -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                                 $   142,233      $   112,225    $  183,487     $   254,745
     Net realized loss on investments                         (118,852)        (137,638)     (119,234)       (240,259)
     Change in unrealized appreciation of investments          158,005          125,129       103,779         255,527
                                                           -----------      -----------    ----------     -----------
       Net increase in net assets from operations          $   181,386      $    99,716    $  168,032     $   270,013
                                                           -----------      -----------    ----------     -----------
  Distributions to shareholders (Note 2) --
     From net investment income                            $  (142,233)     $  (112,225)   $ (183,487)    $  (254,745)
     In excess of net investment income                         (7,151)          (3,110)      (10,948)        (14,453)
                                                           -----------      -----------    ----------     -----------
       Total distributions to shareholders                 $  (149,384)     $  (115,335)   $ (194,435)    $  (269,198)
                                                           -----------      -----------    ----------     -----------
  Transactions in shares of beneficial interest
     (Note 3) --
     Proceeds from sales of shares                         $ 2,579,387      $ 1,183,260    $2,108,441     $   824,670
     Net asset value of shares issued to shareholders
       in payment of distributions declared                    107,328           82,822       154,657         219,640
     Cost of shares redeemed                                (2,665,165)      (1,621,569)     (837,950)     (2,935,769)
                                                           -----------      -----------    ----------     -----------
       Increase (decrease) in net assets from Fund
          share transactions                               $    21,550      $  (355,487)   $1,425,148     $(1,891,459)
                                                           -----------      -----------    ----------     -----------
          Net increase (decrease) in net assets            $    53,552      $  (371,106)   $1,398,745     $(1,890,644)
NET ASSETS:
     At beginning of year                                    2,411,658        2,342,213     3,214,915       6,366,070
                                                           -----------      -----------    ----------     -----------
     At end of year                                        $ 2,465,210      $ 1,971,107    $4,613,660     $ 4,475,426
                                                           ===========      ===========    ==========     ===========
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
  INCLUDED IN NET ASSETS AT END OF YEAR                    $     8,405      $     6,215    $    3,098     $    14,311
                                                           ===========      ===========    ==========     ===========

                       See notes to financial statements

                                    -------
FINANCIAL STATEMENTS (Continued)

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                            Year Ended July 31, 1995
--------------------------------------------------------------------------------

                                                             CLASSIC          CLASSIC        CLASSIC        CLASSIC
                                                            MINNESOTA       NEW JERSEY     PENNSYLVANIA      TEXAS
                                                              FUND             FUND            FUND           FUND
                                                           -----------      -----------    ------------    ----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                                 $   231,621      $   178,835     $   168,860     $   37,914
     Net realized loss on investments                         (305,440)        (169,012)       (226,542)       (47,925)
     Change in unrealized appreciation of investments          307,608          149,685         162,979         13,112
                                                           -----------      -----------     -----------     ----------
       Net increase in net assets from operations          $   233,789      $   159,508     $   105,297     $    3,101
                                                           -----------      -----------     -----------     ----------
  Distributions to shareholders (Note 2) --
     From net investment income                            $  (231,621)     $  (178,835)    $  (168,860)    $  (37,914)
     In excess of net investment income                        (11,629)          (9,613)         (7,552)        (2,657)
                                                           -----------      -----------     -----------     ----------
       Total distributions to shareholders                 $  (243,250)     $  (188,448)    $  (176,412)    $  (40,571)
                                                           -----------      -----------     -----------     ----------
  Transactions in shares of beneficial interest
     (Note 3) --
     Proceeds from sales of shares                         $ 1,422,669      $   646,496     $   694,753     $  111,406
     Net asset value of shares issued to shareholders
       in payment of distributions declared                     73,152          112,416         128,368         22,726
     Cost of shares redeemed                                (2,749,588)      (1,139,533)     (2,833,146)      (774,799)
                                                           -----------      -----------     -----------     ----------
       Decrease in net assets from Fund share
          transactions                                     $(1,253,767)     $  (380,621)    $(2,010,025)    $ (640,667)
                                                           -----------      -----------     -----------     ----------
          Net decrease in net assets                       $(1,263,228)     $  (409,561)    $(2,081,140)    $ (678,137)
NET ASSETS:
     At beginning of year                                    4,951,539        3,716,957       4,701,973      1,146,758
                                                           -----------      -----------     -----------     ----------
     At end of year                                        $ 3,688,311      $ 3,307,396     $ 2,620,833     $  468,621
                                                           ===========      ===========     ===========     ==========
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
  INCLUDED IN NET ASSETS AT END OF YEAR                    $    12,703      $     5,631     $     7,987     $       34
                                                           ===========      ===========     ===========     ==========

                       See notes to financial statements

                                    -------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                           Year Ended July 31, 1994*
--------------------------------------------------------------------------------

                                                               CLASSIC         CLASSIC        CLASSIC       CLASSIC
                                                               ARIZONA         COLORADO     CONNECTICUT     MICHIGAN
                                                                FUND             FUND          FUND           FUND
                                                             -----------      ----------    -----------    ----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                                   $    57,360      $   41,385    $   42,705     $  138,309
     Net realized gain (loss) on investments                     (21,618)        (19,590)          288       (114,236)
     Unrealized depreciation of investments                     (149,559)        (86,579)     (105,259)      (301,280)
                                                             -----------      ----------    ----------     ----------
       Net decrease in net assets from operations            $  (113,817)     $  (64,784)   $  (62,266)    $ (277,207)
                                                             -----------      ----------    ----------     ----------
  Distributions to shareholders (Note 2) --
     From net investment income                              $   (57,360)     $  (41,385)   $  (42,705)    $ (138,309)
     In excess of net investment income                          (10,784)         (9,541)      (11,630)       (24,606)
                                                             -----------      ----------    ----------     ----------
       Total distributions to shareholders                   $   (68,144)     $  (50,926)   $  (54,335)    $ (162,915)
                                                             -----------      ----------    ----------     ----------
  Transactions in shares of beneficial interest (Note 3) --
     Proceeds from sales of shares                           $ 4,401,491      $3,305,061    $3,775,008     $7,607,237
     Net asset value of shares issued to shareholders in
       payment of distributions declared                          46,302          31,649        36,571        123,118
     Cost of shares redeemed                                  (1,854,174)       (878,787)     (480,063)      (924,163)
                                                             -----------      ----------    ----------     ----------
       Increase in net assets from Fund share transactions   $ 2,593,619      $2,457,923    $3,331,516     $6,806,192
                                                             -----------      ----------    ----------     ----------
          Net increase in net assets                         $ 2,411,658      $2,342,213    $3,214,915     $6,366,070
NET ASSETS:
  At beginning of period                                         --               --            --             --
                                                             -----------      ----------    ----------     ----------
  At end of period                                           $ 2,411,658      $2,342,213    $3,214,915     $6,366,070
                                                             ===========      ==========    ==========     ==========
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET
  INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF PERIOD  $      (415)     $   (2,228)   $   (3,810)    $       65
                                                             ===========      ==========    ==========     ==========

* For the Classic Arizona, Classic Colorado, Classic Connecticut and Classic Michigan Funds, the Statements of Changes in Net Assets are for the period from the start of business, December 13, 1993, December 10, 1993, December 9, 1993, and December 7, 1993, respectively, to July 31, 1994.

                       See notes to financial statements

                                    -------
FINANCIAL STATEMENTS (Continued)

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                           Year Ended July 31, 1994*
--------------------------------------------------------------------------------

                                                             CLASSIC       CLASSIC        CLASSIC        CLASSIC
                                                            MINNESOTA     NEW JERSEY    PENNSYLVANIA      TEXAS
                                                               FUND          FUND           FUND           FUND
                                                            ----------    ----------    ------------    ----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                                  $  101,803    $   67,465    $   113,896     $   25,192
     Net realized loss on investments                          (15,685)      (13,439)       (54,944)       (13,293)
     Unrealized depreciation of investments                   (247,511)     (161,128)      (306,987)       (44,901)
                                                            ----------    ----------    ------------    ----------
       Net decrease in net assets from operations           $ (161,393)   $ (107,102)   $  (248,035)    $  (33,002)
                                                            ----------    ----------    ------------    ----------
  Distributions to shareholders (Note 2) --
     From net investment income                             $ (101,803)   $  (67,465)   $  (113,896)    $  (25,192)
     In excess of net investment income                        (18,488)      (14,760)       (21,849)        (5,699)
                                                            ----------    ----------    ------------    ----------
       Total distributions to shareholders                  $ (120,291)   $  (82,225)   $  (135,745)    $  (30,891)
                                                            ----------    ----------    ------------    ----------
  Transactions in shares of beneficial interest
     (Note 3) --
     Proceeds from sales of shares                          $5,944,730    $4,695,484    $ 6,980,797     $1,336,515
     Net asset value of shares issued to shareholders in
       payment of distributions declared                        50,263        50,221        109,237         10,081
     Cost of shares redeemed                                  (761,770)     (839,421)    (2,004,281)      (135,945)
                                                            ----------    ----------    -----------     ----------
       Increase in net assets from Fund share transactions  $5,233,223    $3,906,284    $ 5,085,753     $1,210,651
                                                            ----------    ----------    -----------     ----------
          Net increase in net assets                        $4,951,539    $3,716,957    $ 4,701,973     $1,146,758
NET ASSETS:
  At beginning of period                                       --            --             --              --
                                                            ----------    ----------    -----------     ----------
  At end of period                                          $4,951,539    $3,716,957    $ 4,701,973     $1,146,758
                                                            ==========    ==========    ===========     ==========
ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
  INCOME INCLUDED IN NET ASSETS AT END OF PERIOD            $     (875)   $   (3,068)   $    (2,598)    $   (1,487)
                                                            ==========    ==========    ===========     ==========

* For the Classic Minnesota, Classic New Jersey, Classic Pennsylvania and Classic Texas Funds, the Statements of Changes in Net Assets are for the period from the start of business, December 9, 1993, December 3, 1993, December 3, 1993, and December 8, 1993, respectively, to July 31, 1994.

                       See notes to financial statements

                                    -------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                               CLASSIC ARIZONA FUND           CLASSIC COLORADO FUND        CLASSIC CONNECTICUT FUND
                          -----------------------------  -----------------------------  -----------------------------
                            YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED
                          JULY 31, 1995  JULY 31, 1994*  JULY 31, 1995  JULY 31, 1994*  JULY 31, 1995  JULY 31, 1994*
                          -------------  --------------  -------------  --------------  -------------  --------------
NET ASSET VALUE,
  beginning of year          $ 9.390        $ 10.000        $ 9.180        $ 10.000        $ 9.250        $ 10.000
                             -------        --------        -------        --------        -------        --------
INCOME (LOSS) FROM
  OPERATIONS:
  Net investment income      $ 0.432        $  0.253        $ 0.450        $  0.256        $ 0.431        $  0.246
  Net realized and
    unrealized gain (loss)
    on investments             0.142          (0.563)         0.062++        (0.761)        (0.044)         (0.683)
                             -------        --------        -------        --------        -------        --------
    Total income (loss)
     from operations         $ 0.574        $ (0.310)       $ 0.512        $ (0.505)       $ 0.387        $ (0.437)
                             -------        --------        -------        --------        -------        --------

LESS DISTRIBUTIONS:
  From net investment
    income                   $(0.432)       $ (0.253)       $(0.450)       $ (0.256)       $(0.431)       $ (0.246)
  In excess of net
    investment income         (0.022)         (0.047)        (0.012)         (0.059)        (0.026)         (0.067)
                             -------        --------        -------        --------        -------        --------
    Total distributions      $(0.454)       $ (0.300)       $(0.462)       $ (0.315)       $(0.457)       $ (0.313)
                             -------        --------        -------        --------        -------        --------
NET ASSET VALUE,
  end of year                $ 9.510        $  9.390        $ 9.230        $  9.180        $ 9.180        $  9.250
                             =======        ========        =======        ========        =======        ========
TOTAL RETURN (2)               6.44%         (3.23)%          5.89%         (5.22)%          4.49%         (4.53)%

RATIOS/SUPPLEMENTAL DATA**:
  Net assets,
    end of period
    (000 omitted)            $ 2,465        $  2,412        $ 1,971        $  2,342        $ 4,614        $  3,215
 Ratio of net expenses
    to average daily
    net assets (1)             1.60%           1.75%+         1.26%           1.38%+         1.48%           1.64%+
 Ratio of net investment
    income to average daily
    net assets                 4.73%           4.14%+         5.04%           4.20%+         4.76%           4.07%+

                              CLASSIC MICHIGAN FUND
                           -----------------------------
                            YEAR ENDED      YEAR ENDED
                           JULY 31, 1995  JULY 31, 1994*
                           -------------  --------------
NET ASSET VALUE,
  beginning of year          $ 9.220        $ 10.000
                             -------        --------
INCOME (LOSS) FROM
  OPERATIONS:
  Net investment income      $ 0.419        $  0.261
  Net realized and
    unrealized gain (loss)
    on investments             0.063          (0.733)
                             -------        --------
    Total income (loss)
     from operations         $ 0.482        $ (0.472)
                             -------        --------
LESS DISTRIBUTIONS:
  From net investment
    income                   $(0.419)       $ (0.261)
  In excess of net
    investment income         (0.023)         (0.047)
                             -------        --------
    Total distributions      $(0.442)       $ (0.308)
                             -------        --------
NET ASSET VALUE,
  end of year                $ 9.260        $  9.220
                             =======        ========
TOTAL RETURN (2)               5.52%         (4.88)%

RATIOS/SUPPLEMENTAL DATA**:
  Net assets,
    end of period
    (000 omitted)            $ 4,475        $  6,366
 Ratio of net expenses
    to average daily
    net assets (1)             1.69%           1.69%+
 Ratio of net investment
    income to average daily
    net assets                 4.70%           4.18%+

** For the year ended July 31, 1995 and for the period from the start of business, December 13, 1993, December 10, 1993, December 9, 1993 and December
   7, 1993, respectively, to July 31, 1994 the operating expenses of the Funds and the Portfolios may reflect a reduction of expenses by the Administrator or Investment Adviser. Had such actions not been taken, net investment income per share and ratios would have been as follows:

                               CLASSIC ARIZONA FUND           CLASSIC COLORADO FUND        CLASSIC CONNECTICUT FUND
                          -----------------------------  -----------------------------  -----------------------------
                            YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED
                          JULY 31, 1995  JULY 31, 1994*  JULY 31, 1995  JULY 31, 1994*  JULY 31, 1995  JULY 31, 1994*
                          -------------  --------------  -------------  --------------  -------------  --------------
NET INVESTMENT INCOME
  PER SHARE                  $ 0.376        $  0.181        $ 0.368        $  0.146        $ 0.379        $  0.141
                             =======        ========        =======        ========        =======        ========
RATIOS (As a percentage
         of average daily
         net assets):
         Expenses(1)           2.21%           2.93%+         2.18%           3.18%+         2.05%           3.37%+
         Net investment
           income              4.12%           2.96%+         4.12%           2.40%+         4.19%           2.34%+

                              CLASSIC MICHIGAN FUND
                           -----------------------------
                            YEAR ENDED      YEAR ENDED
                           JULY 31, 1995  JULY 31, 1994*
                           -------------  --------------
NET INVESTMENT INCOME
  PER SHARE                  $ 0.398        $  0.235
                             =======        ========
RATIOS (As a percentage
         of average daily
         net assets):
         Expenses(1)           1.92%           2.11%+
         Net investment
           income              4.47%           3.76%+

   + Annualized.
 (1) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a nonannualized basis.
  ++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
   * For the Classic Arizona, Classic Colorado, Classic Connecticut and Classic Michigan Funds, the Financial Highlights
     are for the period from the start of business, December 13, 1993, December 10, 1993, December 9, 1993, and December
     7, 1993, respectively, to July 31, 1994.

                       See notes to financial statements

                                    -------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              CLASSIC MINNESOTA FUND         CLASSIC NEW JERSEY FUND      CLASSIC PENNSYLVANIA FUND
                          -----------------------------  -----------------------------  -----------------------------
                            YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED
                          JULY 31, 1995  JULY 31, 1994*  JULY 31, 1995  JULY 31, 1994*  JULY 31, 1995  JULY 31, 1994*
                          -------------  --------------  -------------  --------------  -------------  --------------
NET ASSET VALUE,
  beginning of year          $ 9.370        $ 10.000        $ 9.300        $ 10.000        $ 9.180        $ 10.000
                             -------        --------        -------        --------        -------        --------
INCOME (LOSS) FROM
  OPERATIONS:
  Net investment income      $ 0.440        $  0.267        $ 0.452        $  0.276        $ 0.447        $  0.279
  Net realized and
    unrealized gain (loss)
    on investments            (0.048)++       (0.582)         0.004++        (0.640)        (0.020)         (0.766)
                             -------        --------        -------        --------        -------        --------
    Total income (loss)
     from operations         $ 0.392        $ (0.315)       $ 0.456        $ (0.364)       $ 0.467        $ (0.487)
                             -------        --------        -------        --------        -------        --------

LESS DISTRIBUTIONS:
  From net investment
    income                   $(0.440)       $ (0.267)       $(0.452)       $ (0.276)       $(0.447)       $ (0.279)
  In excess of net
    investment income         (0.022)         (0.048)        (0.024)         (0.060)        (0.020)         (0.054)
                             -------        --------        -------        --------        -------        --------
    Total distributions      $(0.462)       $ (0.315)       $(0.476)       $ (0.336)       $(0.467)       $ (0.333)
                             -------        --------        -------        --------        -------        --------
NET ASSET VALUE,
  end of year                $ 9.300        $  9.370        $ 9.280        $  9.300        $ 9.180        $  9.180
                             =======        ========        =======        ========        =======        ========
TOTAL RETURN (2)               4.45%         (3.29)%          5.20%         (3.82)%          5.40%         (5.04)%

RATIOS/SUPPLEMENTAL DATA**:
  Net assets,
    end of period
    (000 omitted)            $ 3,688        $  4,952        $ 3,307        $  3,717        $ 2,621        $  4,702
 Ratio of net expenses
    to average daily
    net assets (1)             1.47%           1.51%+         1.47%           1.64%+         1.48%           1.66%+
 Ratio of net investment
    income to average daily
    net assets                 4.84%           4.33%+         5.01%           4.30%+         5.10%           4.43%+

                                CLASSIC TEXAS FUND
                           -----------------------------
                            YEAR ENDED      YEAR ENDED
                           JULY 31, 1995  JULY 31, 1994*
                           -------------  --------------
NET ASSET VALUE,
  beginning of year          $ 9.230        $ 10.000
                             -------        --------
INCOME (LOSS) FROM
  OPERATIONS:
  Net investment income      $ 0.455        $  0.267
  Net realized and
    unrealized gain (loss)
    on investments            (0.008)         (0.709)
                             -------        --------
    Total income (loss)
     from operations         $ 0.447        $ (0.442)
                             -------        --------
LESS DISTRIBUTIONS:
  From net investment
    income                   $(0.455)       $ (0.267)
  In excess of net
    investment income         (0.032)         (0.061)
                             -------        --------
    Total distributions      $(0.487)       $ (0.328)
                             -------        --------
NET ASSET VALUE,
  end of year                $ 9.190        $  9.230
                             =======        ========
TOTAL RETURN (2)               5.16%         (4.61)%

RATIOS/SUPPLEMENTAL DATA**:
  Net assets,
    end of period
    (000 omitted)            $   469        $  1,147
 Ratio of net expenses
    to average daily
    net assets (1)             1.01%           1.08%+
 Ratio of net investment
    income to average daily
    net assets                 5.25%           4.53%+

** For the year ended July 31, 1995 and for the period from the start of business, December 9, 1993, December 3, 1993, December 3, 1993 and December
   8, 1993, respectively, to July 31, 1994 the operating expenses of the Funds and the Portfolios may reflect a reduction of expenses by the Administrator or Investment Adviser. Had such actions not been taken, net investment income per share and ratios would have been as follows:

                              CLASSIC MINNESOTA FUND         CLASSIC NEW JERSEY FUND      CLASSIC PENNSYLVANIA FUND
                          -----------------------------  -----------------------------  -----------------------------
                            YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED
                          JULY 31, 1995  JULY 31, 1994*  JULY 31, 1995  JULY 31, 1994*  JULY 31, 1995  JULY 31, 1994*
                          -------------  --------------  -------------  --------------  -------------  --------------
NET INVESTMENT INCOME
  PER SHARE                  $ 0.394        $  0.209        $ 0.396        $  0.184        $ 0.395        $  0.235
                             =======        ========        =======        ========        =======        ========
RATIOS (As a percentage
         of average daily
         net assets):
         Expenses(1)           1.98%           2.45%+         2.09%           3.08%+         2.07%           2.36%+
         Net investment
           income              4.33%           3.38%+         4.39%           2.86%+         4.51%           3.73%+

                                CLASSIC TEXAS FUND
                           -----------------------------
                            YEAR ENDED      YEAR ENDED
                           JULY 31, 1995  JULY 31, 1994*
                           -------------  --------------
NET INVESTMENT INCOME
  PER SHARE                  $ 0.254        $  0.024
                             =======        ========
RATIOS (As a percentage
         of average daily
         net assets):
         Expenses(1)           3.33%           5.20%+
         Net investment
           income              2.93%           0.41%+

   + Annualized.
 (1) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a nonannualized basis.
  ++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
   * For the Classic Minnesota, Classic New Jersey, Classic Pennsylvania and Classic Texas Funds, the Financial Highlights
     are for the period from the start of business, December 9, 1993, December 3, 1993, December 3, 1993, and December 8,
     1993, respectively, to July 31, 1994.

                       See notes to financial statements

                                    -------

                         Notes to Financial Statements
--------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES

Eaton Vance Municipals Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company. The Trust presently consists of sixty-three Funds, eight of which are included in these financial statements. They include EV Classic Arizona Tax Free Fund ("Classic Arizona Fund"), EV Classic Colorado Tax Free Fund ("Classic Colorado Fund"), EV Classic Connecticut Tax Free Fund ("Classic Connecticut Fund"), EV Classic Michigan Tax Free Fund ("Classic Michigan Fund"), EV Classic Minnesota Tax Free Fund ("Classic Minnesota Fund"), EV Classic New Jersey Tax Free Fund ("Classic New Jersey Fund"), EV Classic Pennsylvania Tax Free Fund ("Classic Pennsylvania Fund"), and EV Classic Texas Tax Free Fund ("Classic Texas Fund"). Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a "Portfolio"), a New York Trust, having the same investment objective as its corresponding Fund. The Classic Arizona Fund invests its assets in the Arizona Tax Free Portfolio, the Classic Colorado Fund invests its assets in the Colorado Tax Free Portfolio, the Classic Connecticut Fund invests its assets in the Connecticut Tax Free Portfolio, the Classic Michigan Fund invests its assets in the Michigan Tax Free Portfolio, the Classic Minnesota Fund invests its assets in the Minnesota Tax Free Portfolio, the Classic New Jersey Fund invests its assets in the New Jersey Tax Free Portfolio, the Classic Pennsylvania Fund invests its assets in the Pennsylvania Tax Free Portfolio, and the Classic Texas Fund invests its assets in the Texas Tax Free Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (1.7%, 4.2%, 2.3%, 2.4%, 4.4%, 0.8%, 0.5%, and 1.6% at July 31, 1995
for the Classic Arizona Fund, Classic Colorado Fund, Classic Connecticut Fund, Classic Michigan Fund, Classic Minnesota Fund, Classic New Jersey Fund, Classic Pennsylvania Fund and Classic Texas Fund, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATION--Valuation of securities by the Portfolios is discussed in Note 1 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

B. INCOME--Each Fund's net investment income consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

C. FEDERAL TAXES--Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At July 31, 1995, the Funds, for federal income tax purposes, had capital loss carryovers which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax.

The amounts and expiration dates of the capital loss carryovers are as follows:

         FUND                 AMOUNT            EXPIRES
-----------------------------------------------------------
Classic Arizona Fund         $ 6,850        July 31, 2003
                              22,323        July 31, 2002
Classic Colorado Fund         10,896        July 31, 2003
                              18,440        July 31, 2002
Classic Connecticut Fund       4,986        July 31, 2002
Classic Michigan Fund         36,368        July 31, 2003
                              83,846        July 31, 2002
Classic Minnesota Fund        40,089        July 31, 2003
                              22,023        July 31, 2002
Classic New Jersey Fund          499        July 31, 2003
                              15,446        July 31, 2002
Classic Pennsylvania Fund     17,477        July 31, 2003
                              66,690        July 31, 2002
Classic Texas Fund            11,202        July 31, 2002

Additionally, at July 31, 1995, net capital losses of $109,209, $116,023, $101,664, $168,973, $236,478, $151,916, $182,207, and $42,625, for the Classic
Arizona Fund, Classic Colorado Fund, Classic Connecticut Fund, Classic Michigan Fund, Classic Minnesota Fund, Classic New Jersey Fund, Classic Pennsylvania Fund, and Classic Texas Fund, respectively, attributable to security transactions incurred after October 31, 1994, are treated as arising on the first day of the Fund's next taxable year.

Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

D. DEFERRED ORGANIZATION EXPENSES--Costs incurred by a Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years beginning on the date each Fund commenced operations.

                                    -------
NOTES TO FINANCIAL STATEMENTS (Continued)

--------------------------------------------------------------------------------

E. DISTRIBUTION COSTS--For book purposes, commissions paid on the sale of Fund shares and other distribution costs are charged to operations. As a result of a recent Internal Revenue Service ruling, the Funds changed their tax accounting for commissions paid from charging the expenses to paid-in capital to charging the expenses to operations. The change had no effect on either the Funds' current yield or total return (Notes 2 and 5).

F. OTHER--Investment transactions are accounted for on a trade date basis.

--------------------------------------------------------------------------------

(2) DISTRIBUTIONS TO SHAREHOLDERS

The net income of a Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. In addition, each Fund declares each day an amount equal to the excess of tax basis net income over book basis net income, which amount is reported for financial statement purposes as a distribution in excess of net investment income. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of a Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statements purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. During the year ended July 31, 1995, $15,971, $11,553, $17,856, $28,699, $25,207,
$18,312, $18,137 and $4,178 were reclassified from distributions in excess of net investment income to paid in capital, due to permanent differences between book and tax accounting for distribution costs for the Classic Arizona Fund, Classic Colorado Fund, Classic Connecticut Fund, Classic Michigan Fund, Classic Minnesota Fund, Classic New Jersey Fund, Classic Pennsylvania Fund and Classic Texas Fund, respectively. Net investment income, net realized gains and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------
(3) SHARES OF BENEFICIAL INTEREST

The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                      CLASSIC ARIZONA FUND               CLASSIC COLORADO FUND
                                                   ---------------------------       -----------------------------
                                                   YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                    JULY 31,         JULY 31,          JULY 31,          JULY 31,
                                                      1995            1994*              1995             1994*
                                                   ----------       ----------       ------------       ----------
Sales                                                284,699          450,458           131,906           344,445
Issued to shareholders electing
  to receive payments of distributions in Fund
  shares                                              11,797            4,933             9,251             3,407
Redemptions                                         (294,142)        (198,453)         (182,871)          (92,626)
                                                   ---------         --------          --------           -------
       Net increase (decrease)                         2,354          256,938           (41,714)          255,226
                                                   =========         ========          ========           =======

                                                    CLASSIC CONNECTICUT FUND             CLASSIC MICHIGAN FUND
                                                   ---------------------------       -----------------------------
                                                   YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                    JULY 31,         JULY 31,          JULY 31,          JULY 31,
                                                      1995            1994*              1995             1994*
                                                   ----------       ----------       ------------       ----------
Sales                                                233,930          394,622            91,974           775,309
Issued to shareholders electing
  to receive payments of distributions in Fund
  shares                                              17,289            3,916            24,410            13,136
Redemptions                                          (95,969)         (51,014)         (323,457)          (98,104)
                                                     -------          -------          --------           -------
       Net increase (decrease)                       155,250          347,524          (207,073)          690,341
                                                     =======          =======          ========           =======

* For the period from the start of business December 13, December 10, December 9, and December 7, 1993 for Classic Arizona Fund, Classic Colorado Fund, Classic Connecticut Fund and Classic Michigan Fund, respectively, to July 31, 1994.

                                    -------

--------------------------------------------------------------------------------

                                                     CLASSIC MINNESOTA FUND             CLASSIC NEW JERSEY FUND
                                                   ---------------------------       -----------------------------
                                                   YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                    JULY 31,         JULY 31,          JULY 31,          JULY 31,
                                                      1995            1994*              1995             1994*
                                                   ----------       ----------       ------------       ----------
Sales                                                154,778          602,377            71,024           483,105
Issued to shareholders electing
  to receive payments of distributions in Fund
  shares                                               8,048            5,274            12,393             5,341
Redemptions                                         (294,858)         (79,076)         (126,356)          (88,920)
                                                    --------          -------          --------           -------
       Net increase (decrease)                      (132,032)         528,575           (42,939)          399,526
                                                    ========          =======           =======           =======

                                                    CLASSIC PENNSYLVANIA FUND             CLASSIC TEXAS FUND
                                                   ---------------------------       -----------------------------
                                                   YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                    JULY 31,         JULY 31,          JULY 31,          JULY 31,
                                                      1995            1994*              1995             1994*
                                                   ----------       ----------       ------------       ----------
Sales                                                 76,889          714,451            12,839           137,888
Issued to shareholders electing
  to receive payments of distributions in Fund
  shares                                              14,424           11,673             2,544             1,087
Redemptions                                         (318,020)        (213,994)          (88,591)          (14,765)
                                                    --------         --------           -------           -------
       Net increase (decrease)                      (226,707)         512,130           (73,208)          124,210
                                                    ========         ========           =======           =======

* For the period from the start of business December 9, December 3, December 3, and December 8, 1993 for Classic Minnesota Fund, Classic New Jersey Fund, Classic Pennsylvania Fund and Classic Texas Fund, respectively, to July 31, 1994.
--------------------------------------------------------------------------------

(4) TRANSACTIONS WITH AFFILIATES

Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See
Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the Funds, $18,453, $17,169, $22,099, $12,579, $24,179, $22,188, $19,615 and $15,081 of expenses related to the operation of the Classic Arizona Fund, Classic Colorado Fund, Classic Connecticut Fund, Classic Michigan Fund, Classic Minnesota Fund, Classic New Jersey Fund, Classic Pennsylvania Fund and Classic Texas Fund, respectively, were allocated to EVM. Except as to Trustees of the Funds and the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each Fund out of such investment adviser fee. Investors Bank & Trust Company (IBT), an affiliate of EVM, serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Funds or the Portfolios maintain with IBT. Certain of the officers and Trustees of the Funds and Portfolios are officers and directors/trustees of the above organizations (Note 5).

--------------------------------------------------------------------------------

(5) DISTRIBUTION PLAN

Each Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Effective January 30, 1995 the Trustees of the Funds adopted an Amended Distribution Plan. The Plans require the Funds to pay the principal underwriter, Eaton Vance Distributors, Inc.
(EVD), amounts equal to 1/365 of 0.75% of each Funds daily net assets, for providing ongoing distribution services and facilities to the respective Fund. A Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for shares sold plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Fund and, accordingly, reduces the Fund's net assets. For the year ended July 31, 1995, Classic Arizona Fund, Classic Colorado Fund, Classic Connecticut Fund, Classic Michigan Fund, Classic Minnesota Fund, Classic New Jersey Fund, Classic Pennsylvania Fund and Classic Texas Fund, paid or accrued $22,532, $16,716, $28,877, $40,685, $35,916, $26,799, $24,839 and $5,435, respectively, to or payable to EVD representing 0.75% (annualized) of average daily net assets. At July 31, 1995, the amount of Uncovered Distribution Charges of EVD calculated under the Plans for Classic Arizona Fund, Classic Colorado Fund, Classic Connecticut Fund, Classic Michigan Fund, Classic Minnesota Fund, Classic New Jersey Fund,

                                    -------
NOTES TO FINANCIAL STATEMENTS (Continued)

--------------------------------------------------------------------------------

Classic Pennsylvania Fund, and Classic Texas Fund were approximately $421,000, $286,000, $346,000, $527,000, $419,000, $295,000, $474,000 and $81,000,
respectively.

In addition, the Plans permit the Funds to make monthly payments of service fees to the Principal Underwriter, in amounts not expected to exceed 0.25% of each Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plans by authorizing the Funds to make monthly service fee payments to the Principal Underwriter in amounts not expected to exceed 0.20% of each Fund's average daily net assets for any fiscal year. For the year ended July 31, 1995, Classic Arizona Fund, Classic Colorado Fund, Classic Connecticut Fund, Classic Michigan Fund, Classic Minnesota Fund, Classic New Jersey Fund, Classic Pennsylvania Fund and Classic Texas Fund paid or accrued service fees to or payable to EVD in the amount of $6,008, $4,458, $7,700, $10,781, $9,577,
$7,147, $6,623 and $1,429, respectively. Pursuant to the Amended Distribution Plan, on sales made prior to January 30, 1995, EVD makes monthly service fee payments to Authorized Firms in amounts anticipated to be equivalent to 0.20%, annualized, of the assets maintained in each Fund by their customers. On sales of shares made on January 30, 1995 and thereafter, EVD currently expects to pay to an Authorized Firm a service fee at the time of sale equal to 0.20% of the purchase price of the shares sold by such authorized Firm and monthly payments of service fees in amounts not expected to exceed 0.20% per annum of the Funds' average daily net assets based on the value of Fund shares sold by such authorized Firm and remaining outstanding for at least one year. During the first year after a purchase of Fund shares, EVD will retain the service fee as reimbursement for the service fee payment made to the Authorized Firm at the time of sale. Service fee payments are made for personal services and/or maintenance of shareholder accounts. Service fees paid to EVD and Authorized Firms are separate and distinct from the sales commissions and distribution fees payable by a Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

Certain of the officers and Trustees of the Funds are officers or directors of EVD.

--------------------------------------------------------------------------------

(6) CONTINGENT DEFERRED SALES CHARGES

For shares purchased on or after January 30, 1995, a contingent deferred sales charge (CDSC) of 1% is imposed on any redemption of Fund shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Funds' Distribution Plans. CDSC received when no Uncovered Distribution Charges exist will be credited to the Funds. For the year ended July 31, 1995, EVD received approximately $600, $200, $50 and $400 of CDSC paid by shareholders of Classic Arizona Fund, Classic Colorado Fund, Classic Michigan Fund, and Classic Pennsylvania Fund, respectively.

--------------------------------------------------------------------------------
(7) INVESTMENT TRANSACTIONS

Increases and decreases in each Fund's investment in its corresponding Portfolio for the year ended July 31, 1995 were as follows:

                                                    CLASSIC          CLASSIC           CLASSIC           CLASSIC
                                                    ARIZONA          COLORADO        CONNECTICUT         MICHIGAN
                                                      FUND             FUND              FUND              FUND
                                                   ----------       ----------       ------------       ----------
Increases                                          $2,598,994       $1,244,281        $2,158,035        $1,036,188
Decreases                                           3,513,354        1,716,187           963,488         3,249,657

                                                    CLASSIC          CLASSIC           CLASSIC           CLASSIC
                                                   MINNESOTA        NEW JERSEY       PENNSYLVANIA         TEXAS
                                                      FUND             FUND              FUND              FUND
                                                   ----------       ----------       ------------       ----------
Increases                                          $1,717,391       $  755,436        $  741,499        $  153,807
Decreases                                           3,007,384        1,321,503         3,002,750           845,661

                                    -------

                          Independent Auditor's Report
--------------------------------------------------------------------------------

TO THE TRUSTEES AND SHAREHOLDERS OF EATON VANCE MUNICIPALS TRUST:

We have audited the accompanying statements of assets and liabilities of EV Classic Arizona Tax Free Fund, EV Classic Colorado Tax Free Fund, EV Classic Connecticut Tax Free Fund, EV Classic Michigan Tax Free Fund, EV Classic Minnesota Tax Free Fund, EV Classic New Jersey Tax Free Fund, EV Classic Pennsylvania Tax Free Fund, and EV Classic Texas Tax Free Fund (the Funds) (certain of the series of Eaton Vance Municipals Trust) as of July 31, 1995, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended July 31, 1995 and the period from the start of business to July 31, 1994. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Eaton Vance Municipals Trust at July 31, 1995, the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                                  DELOITTE & TOUCHE LLP

BOSTON, MASSACHUSETTS
AUGUST 25, 1995


                                          STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------
                                 For the Six Months Ended January 31, 1995 (Unaudited)
------------------------------------------------------------------------------------------------------------------

                                                             CLASSIC       CLASSIC        CLASSIC        CLASSIC
                                                            MINNESOTA     NEW JERSEY    PENNSYLVANIA      TEXAS
                                                               FUND          FUND           FUND           FUND
                                                            ----------    ----------    -----------     ----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                                  $  121,342    $   94,162    $   101,469     $   23,920
     Net realized gain (loss) on investments                 ( 192,204)     (110,093)       (82,348)       (15,684)
     CHANGE IN UNREALIZED appreciation (depreciation) of
       investments                                               3,260       (14,207)       (96,647)       (43,173)
                                                            ----------    ----------    -----------     ----------
       Net increase (decrease) in net assets from
          operations                                        $  (67,602)   $  (30,138)   $   (77,526)    $  (34,937)
                                                            ----------    ----------    -----------     ----------
  Distributions to shareholders (Note 2) --
     From net investment income                             $ (121,342)   $  (94,162)   $  (101,469)    $  (23,920)
     In excess of net investment income                        (12,531)       (9,788)        (8,088)        (2,379)
                                                            ----------    ----------    -----------     ----------
       Total distributions to shareholders                  $ (133,873)   $ (103,950)   $  (109,557)    $  (26,299)
                                                            ----------    ----------    -----------     ----------
  Transactions in shares of beneficial interest
     (Note 3) --
     Proceeds from sales of shares                          $1,313,951    $  554,232    $   447,118     $   81,876
     Net asset value of shares issued to shareholders in
       payment of distributions declared                        41,556        61,467         83,577         13,837
     Cost of shares redeemed                                  (912,612)     (668,634)    (1,882,373)      (527,587)
                                                            ----------    ----------    -----------     ----------
       Increase (decrease) in net assets from Fund share
          transactions                                      $  442,895    $  (52,935)   $(1,351,678)    $ (431,874)
                                                            ----------    ----------    -----------     ----------
          Net increase (decrease) in net assets             $  241,420     $(187,023)   $(1,538,761)    $ (493,110)
NET ASSETS:
  At beginning of period                                     4,951,539     3,716,957      4,701,973      1,146,758
                                                            ----------    ----------    -----------     ----------
  At end of period                                          $5,192,959    $3,529,934    $ 3,163,212     $  653,648
                                                            ==========    ==========    ===========     ==========
ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
  INCOME INCLUDED IN NET ASSETS AT END OF PERIOD            $   (1,917)   $   (3,972)   $    (1,053)    $   (1,413)
                                                            ==========    ==========    ===========     ==========

                       See notes to financial statements

--------------------------------------------------------------------------------
                           Arizona Tax Free Portfolio
                    Portfolio of Investments - July 31, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              EDUCATION - 4.8%
A1        AA         $1,000   Arizona Board of Regents,
                              Arizona State University,
                              5.90%, 7/01/09             $  1,015,710
NR        AAA         1,000   City of Glendale,
                              Thunderbird Graduate
                              School, CLEE, 7.125%,
                              7/01/20                       1,099,650
A1        AA          1,250   Arizona Board of Regents,
                              University of Arizona,
                              6.25%, 6/01/11                1,283,100
NR        NR          2,000   Arizona Educational Loan
                              Marketing Corporation,
                              (AMT) 6.30%, 12/01/08         1,921,460
A         NR          1,500   Student Loan Acquisition
                              Authority of Arizona,
                              (AMT) 7.625%, 5/01/10         1,630,230
                                                         ------------
                                                         $  6,950,150
                                                         ------------
                              ESCROWED - 6.2%
Aaa       AA         $2,500   Arizona Transportation
                              Board Highway, 6.50%,
                              7/01/11                    $  2,797,850
Aaa       AAA         7,500   Maricopa County, Single
                              Family Mortgage, 0%,
                              2/01/16                       2,145,825
NR        AA          2,500   City of Phoenix, Street &
                              Highway User, 6.25%,
                              7/01/11                       2,696,950
Baa1      AAA           630   Puerto Rico Electric Power
                              Authority, 7.125%, 7/01/14      705,039
NR        NR            500   City of Scottsdale,
                              Westminster Village,
                              Multifamily Housing,
                              10.00%, 6/01/17                 565,310
                                                         ------------
                                                         $  8,910,974
                                                         ------------
                              GENERAL OBLIGATION - 7.9%
Aa        AA+        $1,500   City of Phoenix, 6.375%,
                              7/01/13                    $  1,556,085
Aa        AA+         1,000   City of Phoenix, 5.55%,
                              7/01/09                       1,001,860
Aa        AA+         3,000   City of Phoenix, 5.10%,
                              7/01/13                       2,774,070
Aa1       AA+         1,000   City of Scottsdale, 5.50%,
                              7/01/12                         957,500
NR        A           2,000   City of Phoenix, Tatum
                              Ranch Community, 6.875%,
                              7/01/16                       2,106,600
Aa        AA+         1,000   City of Tempe, 5.25%,
                              7/01/15                         925,490
Aa        AA          1,300   Scottsdale Unified School
                              District No. 48 of
                              Maricopa County, 4.60%,
                              7/01/11                       1,146,665
Baa1      A           1,000   Commonwealth of Puerto
                              Rico, 5.75%, 7/01/16            953,220
                                                         ------------
                                                         $ 11,421,490
                                                         ------------
                              HOSPITALS - 3.2%
NR        BBB        $1,130   Arizona Health Facilities
                              Authority, Phoenix
                              Memorial Hospital, 8.125%,
                              6/01/12                    $  1,202,376
NR        BBB         1,250   Arizona Health Facilities
                              Authority, Phoenix
                              Memorial Hospital, 8.20%,
                              6/01/21 (2)                   1,331,413
Baa       BB+         1,000   Maricopa County, Sun
                              Health Corporation,
                              8.125%, 4/01/12               1,065,980



     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
NR        NR            915   City of Winslow, Winslow
                              Memorial Hospital Project,
                              9.50%, 6/01/22                1,003,535
                                                         ------------
                                                         $  4,603,304
                                                         ------------
                              HOUSING - 5.7%
NR        A          $2,000   Maricopa County, Laguna
                              Point Apartments,
                              Multifamily Housing,
                              6.75%, 7/01/09             $  1,990,440
NR        AAA         2,775   City of Phoenix, Chris
                              Ridge Village Project, FHA
                              Insured Mortgage Loan,
                              6.80%, 11/01/25               2,812,546
NR        AA          1,000   City of Phoenix, Woodstone
                              and Silver Springs
                              Apartments, Multifamily
                              Housing, (Asset Guaranty),
                              6.25%, 4/01/23                  989,500
Aaa       NR          1,500   City of Phoenix, Meadow
                              Glen Apartments,
                              Multifamily Housing, (GNMA
                              Collateralized) 5.80%,
                              8/20/28                       1,367,325
NR        AAA         1,000   City of Tempe, Multifamily
                              Housing, Quadrangle
                              Village Apartments, FHA
                              Insured Mortgage Loan,
                              6.25%, 6/01/26                  982,450
                                                         ------------
                                                         $  8,142,261
                                                         ------------
                              INDUSTRIAL DEVELOPMENT
                              REVENUE / IDB - 3.7%
A1        NR         $1,000   City of Casa Grande,
                              Pollution Control,
                              Frito-Lay Inc., 6.60%,
                              12/01/10                   $  1,059,800
A2        A           4,500   Greenlee County, Pollution
                              Control, Phelps Dodge
                              Corporation, 5.45%,
                              6/01/09                       4,318,155
                                                         ------------
                                                         $  5,377,955
                                                         ------------
                              INSURED GENERAL OBLIGATION - 8.6%
Aaa       AAA        $1,000   Peoria Unified School
                              District No. 11 of
                              Maricopa County, (MBIA)
                              6.40%, 7/01/10             $  1,051,570
Aaa       AAA         1,300   Alhambra Elementary School
                              District No. 68 of
                              Maricopa County, (AMBAC)
                              5.50%, 7/01/07                1,322,776
Aaa       AAA         1,000   Alhambra Elementary School
                              District No. 68 of
                              Maricopa County, (AMBAC)
                              5.625%, 7/01/13                 997,140
Aaa       AAA         1,000   Alhambra Elementary School
                              District No. 68 of
                              Maricopa County, (AMBAC)
                              5.125%, 7/01/13                 921,170
Aaa       AAA         1,000   Paradise Valley Unified
                              School District No. 69 of
                              Maricopa County, (AMBAC),
                              5.00%, 7/01/09                  929,690

--------------------------------------------------------------------------------
                     ARIZONA TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
--------------------------------------------------------------------
                              INSURED GENERAL OBLIGATION -
                              (CONTINUED)
Aaa       AAA         1,000   Chandler Unified School
                              District No. 80 of
                              Maricopa County, (FGIC)
                              6.40%, 7/01/10                1,047,450
Aaa       AAA         1,000   Pima County, School
                              District No. 1, Tucson
                              Project, (FGIC) 5.40%,
                              7/01/13                         949,340
Aaa       AAA         1,750   Pima County, School
                              District No. 1, Tucson
                              Project, (FGIC) 5.875%,
                              7/01/14                       1,742,965
Aaa       AAA         1,000   Commonwealth of Puerto
                              Rico, (FSA) 7/01/20 (1)         963,790
Aaa       AAA         1,500   Commonwealth of Puerto
                              Rico, (AMBAC) 7/01/15 (1)     1,492,485
Aaa       AAA         1,000   Commonwealth of Puerto
                              Rico, (FSA) 7/01/22 (1)       1,003,110
                                                         ------------
                                                         $ 12,421,486
                                                         ------------
                              INSURED HOSPITALS - 13.1%
Aaa       AAA        $2,000   Maricopa County, Hospital
                              District No.1, (FGIC)
                              6.125%, 6/01/15 (2)        $  2,021,080
Aaa       AAA         3,500   Maricopa County, Catholic
                              Healthcare West, (MBIA)
                              5.625%, 7/01/23               3,336,655
Aaa       AAA         2,000   Maricopa County, Samaritan
                              Health, (MBIA) 7.00%,
                              12/01/16                      2,280,640
Aaa       AAA         2,000   Mohave County, Hospital
                              District No.1, Kingman
                              Regional Medical Center,
                              (FGIC) 6.50%, 6/01/15         2,084,440
Aaa       AAA         1,500   Pima County, Tucson
                              Medical Center, (MBIA)
                              6.375%, 4/01/12               1,550,700
Aaa       AAA         3,500   Pima County, Tucson
                              Medical Center, (MBIA)
                              5.00%, 4/01/15                3,098,795
Aaa       AAA         1,000   Pima County, Carondelet
                              Health Care Corporation,
                              (MBIA) 5.25%, 7/01/11           938,350
Aaa       AAA         1,000   Pima County, Carondelet
                              Health Care Corporation,
                              (MBIA) 5.25%, 7/01/12           930,980
Aaa       AAA         2,000   University of Arizona
                              Medical Center
                              Corporation, (MBIA) 5.00%,
                              7/01/13                       1,802,480
Aaa       AAA         1,000   University of Arizona
                              Medical Center
                              Corporation, (MBIA) 5.00%,
                              7/01/21                         869,300
                                                         ------------
                                                         $ 18,913,420
                                                         ------------
                              INSURED HOUSING - 1.3%
Aaa       AAA        $1,975   City of Sierra Vista,
                              Mountain View Apartments,
                              FHA Insured Mortgage,
                              (MBIA) 5.75%, 1/01/24      $  1,849,331
                                                         ------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              INSURED UTILITIES - 5.9%
Aaa       AAA        $4,000   Navajo County, Pollution
                              Control, Arizona Public
                              Service Co., (AMBAC)
                              5.50%, 8/15/28             $  3,687,000
Aaa       AAA         3,500   Pima County, Irvington
                              Power Project, (FSA)
                              7.25%, 7/15/10 (2)            3,842,300
Aaa       AAA         1,000   Arizona State Power
                              Authority, Hoover Uprating
                              Project, (MBIA) 5.25%,
                              10/01/17                        909,770
                                                         ------------
                                                         $  8,439,070
                                                         ------------
                              INSURED MISCELLANEOUS - 0.7%
Aaa       AAA        $1,000   Maricopa County Stadium
                              District, (MBIA) 5.50%,
                              7/01/13                    $    956,070
                                                         ------------
                              INSURED SPECIAL TAX - 1.3%
Aaa       AAA        $1,750   City of Phoenix, Civic
                              Improvement Excise Tax,
                              (MBIA) 6.60%, 7/01/08      $  1,895,793
                                                         ------------
                              INSURED TRANSPORTATION - 0.7%
Aaa       AAA        $1,000   City of Tucson, Junior
                              Lien Street and Highway,
                              (MBIA) 5.50%, 7/01/12      $    952,370
                                                         ------------
                              INSURED WATER & SEWER - 1.4%
Aaa       AAA        $1,000   City of Chandler, Water
                              and Sewer, (FGIC) 6.25%,
                              7/01/13                    $  1,024,610
Aaa       AAA         1,200   City of Phoenix, Civic
                              Improvement Wastewater
                              Systems, (MBIA) 5.00%,
                              7/01/18                       1,058,340
                                                         ------------
                                                         $  2,082,950
                                                         ------------
                              TRANSPORTATION - 6.7%
Aa        AA         $1,000   State of Arizona,
                              Transportation Board &
                              Highway, 5.00%, 7/01/10    $    928,360
Aa        AA          2,000   State of Arizona,
                              Transportation Board &
                              Highway, 5.10%, 7/01/11       1,851,780
Baa1      A           1,000   Puerto Rico Highway and
                              Transportation Authority,
                              5.25%, 7/01/20                  881,340
Baa1      A           1,000   Puerto Rico Highway and
                              Transportation Authority,
                              5.25%, 7/01/21                  879,370

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              TRANSPORTATION - (CONTINUED)
A1        A+          2,250   City of Tucson, Arizona,
                              Senior Lien Street and
                              Highway, 5.50%, 7/01/09       2,173,523
NR        BBB         3,000   Guam Airport Authority,
                              (AMT) 6.70%, 10/01/23         2,999,610
                                                         ------------
                                                         $  9,713,983
                                                         ------------
                              UTILITIES - 20.3%
Baa2      BBB        $1,500   Coconino County, Pollution
                              Control, Nevada Power Co.,
                              7.125%, 10/01/06           $  1,502,730
Ba2       BB          2,500   Maricopa County, Pollution
                              Control, Public Service
                              Company of New Mexico,
                              Palo Verde Project,
                              6.375%, 8/15/23               2,376,600
Baa1      BBB         5,300   Navajo County, Pollution
                              Control, Arizona Public
                              Service Co., 5.875%,
                              8/15/28                       4,932,975
NR        AAA         1,000   Mohave County, Citizens
                              Utilities Company Project,
                              (AMT) 5.80%, 11/15/28           958,740
A         A+          1,000   Puerto Rico Telephone
                              Authority, 1/01/20 (1)        1,009,540
A1        AA-         1,000   Central Arizona Water
                              Conservation District,
                              Central Arizona Project,
                              5.50%, 11/01/09                 989,209
NR        BBB         1,200   Guam Power Authority,
                              6.30%, 10/01/12               1,193,652
NR        BBB         1,250   Guam Power Authority,
                              6.30%, 10/01/22               1,218,162
Baa1      A-          1,500   Puerto Rico Electric Power
                              Authority, 7.00%, 7/01/07     1,603,410
Baa1      A-          5,000   Puerto Rico Electric Power
                              Authority, 5.00%, 7/01/12     4,429,250
Baa1      A-            370   Puerto Rico Electric Power
                              Authority, 7.125%, 7/01/14      401,210
Aa        AA          1,750   Salt River Project
                              Agricultural Improvement
                              and Power District, Salt
                              River Project Electric
                              System, 5.50%, 1/01/28        1,600,008
Aa        AA          3,500   Salt River Project
                              Agricultural Improvement
                              and Power District, Salt
                              River Project Electric
                              System, 5.50%, 1/01/25        3,227,735
Aa        AA          1,000   Salt River Project
                              Agricultural Improvement
                              and Power District, Salt
                              River Project Electric
                              System, 6.25%, 1/01/27        1,012,300

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
Aa        AA          1,000   Salt River Project
                              Agricultural Improvement
                              and Power District, Salt
                              River Project Electric
                              System, 5.25%, 1/01/13          917,570
Aa        AA          2,000   Salt River Project
                              Agricultural Improvement
                              and Power District, Salt
                              River Project Electric
                              System, 5.25%, 1/01/19        1,796,320
                                                         ------------
                                                         $ 29,169,411
                                                         ------------
                              WATER & SEWER - 8.5%
Aa        AA+        $2,000   State of Arizona,
                              Wastewater Management
                              Authority, 6.80%, 7/01/11
                              (2)                        $  2,163,140
A1        A           1,100   City of Phoenix, Water
                              System, 5.00%, 7/01/18          966,405
A1        A           5,000   City of Phoenix, Water
                              System, 4.75%, 7/01/23        4,140,550
A1        AA-         1,000   City of Phoenix, Water
                              System, 5.40%, 7/01/14          942,330
A1        A+          1,000   City of Tucson, Water
                              System, 6.50%, 7/01/16        1,046,420
A1        A+          1,000   City of Tucson, Water
                              System, 5.50%, 7/01/08        1,019,410
A1        A+          1,000   City of Tucson, Water
                              System, 5.50%, 7/01/09          989,410
A1        A+          1,000   City of Tucson, Water
                              System, 5.50%, 7/01/10          979,050
                                                         ------------
                                                         $ 12,246,715
                                                         ------------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS (IDENTIFIED
                              COST, $140,218,111)        $144,046,733
                                                         ============

(1) The above designated securities have been issued as inverse floater bonds.
(2) Security has been segregated to cover margin requirements for open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Arizona municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1995, 36.6% of the securities in the portfolio of investments are backed by bond insurance of various financial guaranty assurance agencies. The aggregate percentage by financial institution ranges from 0.9% to 16.3% of total investments.
                       See notes to financial statements

--------------------------------------------------------------------------------
                          Colorado Tax Free Portfolio
                    Portfolio of Investments - July 31, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY               VALUE
---------------------------------------------------------------------
                              EDUCATION - 2.0%
A1        A+         $1,000   City of Colorado Springs,
                              Colorado College Project,
                              5.125%, 6/01/16             $   902,140
                                                          -----------
                              ESCROWED - 1.6%
Aaa       AAA        $4,000   Colorado Health Facilities
                              Authority, Liberty Heights
                              Project, (FSA) 0%, 7/15/24  $   538,160
NR        AAA           150   Puerto Rico Highway and
                              Transportation Authority,
                              6.50%, 7/01/22                  169,296
                                                          -----------
                                                          $   707,456
                                                          -----------
                              GENERAL OBLIGATION - 9.4%
A         NR         $  500   City of Aspen, 5.625%,
                              4/15/14                     $   467,330
Aa        AA          1,000   City and County of Denver,
                              5.10%, 9/01/09                  938,710
Aa        AA          1,000   Boulder and Gilpin
                              Counties, Boulder Valley
                              School District, 6.30%,
                              12/01/13                      1,032,600
NR        A             750   Larimer, Weld & Boulder
                              Counties, Thompson School
                              District, 6.05%, 12/15/08       770,422
Baa1      A           1,000   Commonwealth of Puerto
                              Rico, 5.75%, 7/01/15            959,900
NR        NR            100   Virgin Islands Public
                              Finance Authority, 7.25%,
                              10/01/18                        103,155
                                                          -----------
                                                          $ 4,272,117
                                                          -----------
                              HOSPITALS - 10.4%
Baa1      BBB+       $1,250   Boulder County, Longmont
                              United Hospital, 5.875%,
                              12/01/20                    $ 1,160,750
Baa       BBB         2,050   Colorado Health Facilities
                              Authority, Rocky Mountain
                              Adventist Healthcare,
                              6.625%, 2/01/13               1,999,304
A         NR            250   Colorado Health Facilities
                              Authority, Craig Hospital,
                              5.375%, 12/01/13                228,340
A         NR            500   Colorado Health Facilities
                              Authority, Craig Hospital,
                              5.50%, 12/01/21                 449,450
Baa1      BBB+          250   Colorado Health Facilities
                              Authority, Swedish Medical
                              Center, 6.80%, 1/01/23          252,050
NR        BBB-          650   Colorado Health Facilities
                              Authority, National Jewish
                              Center, 6.875%, 2/15/12         628,524
                                                          -----------
                                                          $ 4,718,418
                                                          -----------
                              HOUSING - 11.6%
NR        NR         $  350   Lake Creek Affordable
                              Housing Corporation,
                              Multifamily Housing, 8.00%,
                              12/01/23                    $   352,786
NR        AAA         1,000   City of Lakewood, Multi
                              Family Housing FHA Insured
                              Mortgage Loan, (AMT) 6.65%,
                              10/01/25                      1,004,010

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY               VALUE
---------------------------------------------------------------------
Aa        NR          1,975   Colorado Housing and
                              Finance Authority, Single
                              Family Access Program,
                              7.90%, 12/01/24               2,163,810
Aa        NR            990   Colorado Housing and
                              Finance Authority, Single
                              Family Access Program,
                              8.00%, 12/01/24 (3)           1,093,682
Aa        NR            600   Colorado Housing and
                              Finance Authority, Single
                              Family Housing, (AMT)
                              7.65%, 12/01/25 (2)             651,786
                                                          -----------
                                                          $ 5,266,074
                                                          -----------
                              INDUSTRIAL DEVELOPMENT
                              REVENUE - 3.4%
A2        NR         $1,750   Puerto Rico Pollution
                              Control, American Home
                              Products Corporation,
                              5.10%, 12/01/18             $ 1,541,488
                                                          -----------
                              INSURED EDUCATION - 2.1%
Aaa       AAA        $1,000   Board of Trustees of the
                              State Colleges in Colorado,
                              Adams State College of
                              Colorado Project, (MBIA)
                              5.70%, 5/15/14              $   976,260
                                                          -----------
                              INSURED GENERAL OBLIGATION - 11.4%
Aaa       AAA        $  500   City and County of Denver
                              School District #1, (MBIA)
                              5.125%, 12/01/12            $   455,225
Aaa       AAA         1,000   Douglas and Elbert
                              Counties, Douglas County
                              School District, (MBIA)
                              6.40%, 12/15/11               1,050,140
Aaa       AAA         1,750   Eagle, Garfield & Routt
                              Counties, School District
                              No. RE 50J, (FGIC) 6.30%,
                              12/01/12                      1,827,648
Aaa       AAA         1,000   Poudre School District R-1
                              of Larimer County, (MBIA)
                              6.50%, 12/15/11               1,060,090
Aaa       AAA           750   Pueblo County School
                              District No.70, Pueblo
                              Rural, (AMBAC) 6.40%,
                              12/01/14                        778,703
                                                          -----------
                                                          $ 5,171,806
                                                          -----------
                              INSURED HOSPITALS - 15.0%
Aaa       AAA        $2,500   Colorado Health Facilities
                              Authority, Sisters of
                              Charity, (MBIA) 5.25%,
                              5/15/14                     $ 2,292,825
Aaa       AAA         2,000   Colorado Health Facilities
                              Authority, Boulder
                              Community Hospital, (MBIA)
                              5.875%, 10/01/23              1,942,220
Aaa       AAA         1,000   Colorado Springs Hospital,
                              (MBIA) 6.00%, 12/15/24          980,970
Aaa       AAA           500   City and County of Denver,
                              Childrens Hospital, (FGIC)
                              6.00%, 10/01/15                 504,490

--------------------------------------------------------------------------------
                         Connecticut Tax Free Portfolio
                    Portfolio of Investments - July 31, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              EDUCATION - 10.8%
Baa       BBB        $1,000   Connecticut HEFA,
                              University of Hartford,
                              6.75%, 7/01/12             $    975,350
Baa       BBB         5,500   Connecticut HEFA,
                              University of Hartford,
                              6.80%, 7/01/22                5,302,660
NR        BBB-        6,175   Connecticut HEFA,
                              Quinnipiac College, 6.00%,
                              7/01/23                       5,497,294
NR        BBB-        1,000   Connecticut HEFA, Sacred
                              Heart University, 6.80%,
                              7/01/12                       1,045,400
NR        A-          1,000   Connecticut HEFA, Sacred
                              Heart University, 5.80%,
                              7/01/23                         842,940
NR        A           1,125   Connecticut HEFA, Taft
                              School, 5.40%, 7/01/20        1,011,476
Aaa       AAA         6,000   Connecticut HEFA, Yale
                              University, 5.929%,
                              6/10/30                       5,929,680
                                                         ------------
                                                         $ 20,604,800
                                                         ------------
                              ESCROWED TO MATURITY - 2.4%
NR        AA-        $  650   State of Connecticut
                              Government Obligations
                              Bonds, 6.875%, 7/15/10     $    729,775
NR        AAA           800   Connecticut Special Tax
                              Obligation Bonds,
                              Transportation
                              Infrastructure Purposes,
                              6.75%, 6/01/11                  906,304
A1        AA-           645   Connecticut Special Tax
                              Obligation Bonds,
                              Transportation
                              Infrastructure Purposes,
                              6.50%, 7/01/09                  706,475
A1        AA-           300   Amity RSD No. 5 Bonds,
                              6.80%, 6/15/08                  326,166
Baa       BBB         1,630   City of Stratford,
                              Government Obligations
                              Bonds, 7.30%, 3/01/12         1,869,561
                                                         ------------
                                                         $  4,538,281
                                                         ------------
                              GENERAL OBLIGATION - 6.1%
Aa1       NR         $  350   City of Avon, 4.60%,
                              1/15/07                    $    327,159
Aa        NR            525   Town of Guilford, 4.75%,
                              11/15/10                        476,017
Aa        NR            525   Town of Guilford, 4.75%,
                              11/15/11                        471,466
A         AA-         2,000   City of Bridgeport,
                              6.125%, 3/01/05               2,073,380
Aa        AA-         1,750   State of Connecticut,
                              Capital Appreciation
                              Bonds, 0%, 11/01/09             781,515
AA        AA-         1,000   State of Connecticut,
                              5.50%, 3/15/10                  983,190
AA        AA-           500   State of Connecticut,
                              5.50%, 3/15/11                  491,235
Aa        AA          1,270   City of Danbury, 4.50%,
                              2/01/14                       1,062,634
Aa1       NR            650   City of Farmington, 5.70%,
                              1/15/11                         657,306

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
NR        BBB           500   Government of Guam, 5.40%,
                              11/15/18                        431,735
Aa1       AA+           925   City of Norwalk Maritime
                              Center Project Bonds,
                              6.05%, 2/01/09                  952,574
Baa1      A           2,000   Puerto Rico PBA Bonds,
                              5.50%, 7/01/21                1,832,480
NR        NR          1,000   Virgin Islands PFA Revenue
                              Bonds, 7.25%, 10/01/18        1,031,550
                                                         ------------
                                                         $ 11,572,241
                                                         ------------
                              HEALTH CARE (NON-HOSPITAL) - 12.5%
A1        AA-        $  600   Connecticut HEFA, Nursing
                              Home Program NHP (Noble
                              Horizons), 6.00%, 11/01/22 $    586,554
A1        AA-         1,000   Connecticut HEFA, NHP
                              (Jewish Home-Fairfield),
                              6.25%, 11/01/20               1,008,720
A1        AA-           655   Connecticut HEFA, NHP (St.
                              Camillus), 6.25%, 11/01/18      661,766
A1        AA-         3,250   Connecticut HEFA, NHP (St.
                              Joseph's Manor) 6.25%,
                              11/01/16                      3,283,573
A1        AA-         1,365   Connecticut HEFA, NHP
                              (Sharon Healthcare) 6.25%,
                              11/01/14                      1,385,762
Aa3       NR          9,000   Connecticut Development
                              Authority Health Care
                              Bonds (Duncaster), 6.75%,
                              9/01/15                       9,301,230
A1        AA-           720   Connecticut HEFA, NHP
                              (Highland View), 7.00%,
                              11/01/07                        787,975
A1        AA-           335   Connecticut HEFA, NHP
                              (Wadsworth Glen), 7.00%,
                              11/01/07                        366,627
A1        AA-         2,000   Connecticut HEFA, NHP
                              (Wadsworth Glen), 7.50%,
                              11/01/16                      2,210,800
A1        AA-         3,000   Connecticut HEFA, NHP
                              (Windsor), 7.125%,
                              11/01/14                      3,254,820
NR        A-          1,000   Puerto Rico I. M. E. (Dr.
                              Pila Hospital), (FHA)
                              7.85%, 8/01/28                1,078,190
                                                         ------------
                                                         $ 23,926,017
                                                         ------------
                              HOSPITALS - 6.0%
NR        A-         $3,770   Connecticut HEFA, William
                              W. Backus Hospital,
                              6.375%, 7/01/22            $  3,748,096
Baa1      NR          9,150   Connecticut HEFA, Griffin
                              Hospital, 5.75%, 7/01/23      7,814,009
                                                         ------------
                                                         $ 11,562,105
                                                         ------------
                              HOUSING - 8.2%
Aa        AA         $  100   Connecticut HFA Mortgage
                              Revenue Bonds (MRB),
                              7.40%, 11/15/99            $    102,965

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              HOUSING - (CONTINUED)
Aa        AA          1,400   Connecticut HFA, MRB,
                              7.20%, 11/15/01               1,473,556
Aa        AA            200   Connecticut HFA, MRB,
                              7.00%, 11/15/09                 207,336
Aa        AA          6,200   Connecticut HFA, MRB,
                              6.70%, 11/15/12               6,336,524
Aa        AA            250   Connecticut HFA, MRB,
                              6.55%, 11/15/13                 252,910
Aa        AA          1,000   Connecticut HFA, MRB,
                              5.85%, 11/15/16                 955,420
Aa        AA            120   Connecticut HFA, MRB,
                              7.625%, 11/15/17                123,988
Aa        AA          1,700   Connecticut HFA, MRB,
                              6.35%, 5/15/17                1,674,177
Aa        AA          2,500   Connecticut HFA, MRB,
                              6.60%, 11/15/23               2,511,700
Aa        AA          2,000   Connecticut HFA, MRB,
                              6.75%, 11/15/23               2,030,000
                                                         ------------
                                                         $ 15,668,576
                                                         ------------
                              INDUSTRIAL DEVELOPMENT/POLLUTION
                              CONTROL REVENUES - 3.0%
Aaa       AAA        $1,000   Connecticut Development
                              Authority (Pfizer Inc.),
                              6.55%, 2/15/13             $  1,071,700
Aa        AA-         2,000   Connecticut Development
                              Authority (Economic
                              Development Projects),
                              Revenue Bonds, 6.00%,
                              11/15/08                      2,066,960
A1        A+          2,000   Connecticut Development
                              Authority (New England
                              Power Company Project),
                              7.25%, 10/15/15               2,142,580
Baa1      A             500   Puerto Rico Port Authority
                              (American Airlines),
                              6.30%, 6/01/23                  485,275
                                                         ------------
                                                         $  5,766,515
                                                         ------------
                              INSURED AIRPORTS - 4.9%
Aaa       AAA        $8,200   State of Connecticut
                              Airport Revenue Bonds,
                              Bradley International
                              Airport, (FGIC), 7.65%,
                              10/01/12                   $  9,315,364
                                                         ------------
                              INSURED COLLEGE AND UNIVERSITY - 3.9%
Aaa       AAA        $  725   Connecticut HEFA,
                              Fairfield University
                              (MBIA), 5.00%, 7/01/18     $    636,129
Aaa       AAA         1,200   Connecticut HEFA,
                              Connecticut College
                              (MBIA), 6.625%, 7/01/11       1,272,948
Aaa       AAA         2,000   Connecticut HEFA, Trinity
                              College (MBIA), 6.00%,
                              7/01/22                       2,003,960
Aaa       AAA         1,555   Connecticut HEFA, Choate
                              Rosemary College (MBIA),
                              6.80%, 7/01/15 (1)            1,683,661

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
Aaa       AAA           750   Connecticut HEFA, Loomis
                              Chafee (MBIA), 6.00%,
                              7/01/15                         760,793
Aaa       AAA         1,000   Connecticut HEFA, Loomis
                              Chafee (MBIA), 6.00%,
                              7/01/25                       1,005,850
                                                         ------------
                                                         $  7,363,341
                                                         ------------
                              INSURED MISCELLANEOUS - 0.8%
Aaa       AAA        $1,750   Connecticut Municipal
                              Electric Energy
                              Cooperative Bonds (MBIA),
                              5.00%, 1/01/18             $  1,549,520
                                                         ------------
                              INSURED GOVERNMENT OBLIGATIONS - 4.3%
Aaa       AAA        $1,220   Town of Bethel, (MBIA),
                              6.50%, 2/15/09             $  1,340,243
Aaa       AAA         2,000   City of Waterbury, Tax
                              Revenue Bonds (FGIC),
                              5.375%, 4/15/08               1,984,380
Aaa       AAA           740   Town of Stratford, (MBIA),
                              6.60%, 3/01/11                  800,924
Aaa       AAA         1,000   City of New Britain,
                              (MBIA), 6.00%, 3/01/12        1,026,430
Aaa       AAA         1,000   Town of Plainfield,
                              (MBIA), 6.375%, 8/01/11       1,045,430
Aaa       AAA         2,120   Puerto Rico Public
                              Improvement Bonds (MBIA),
                              5.25%, 7/01/18                1,955,446
                                                         ------------
                                                         $  8,152,853
                                                         ------------
                              INSURED HEALTHCARE - 1.3%
A1        AA-        $1,735   Connecticut HEFA, NHP (St.
                              Joseph's Living Center),
                              (AMBAC), 5.10%, 11/01/19   $  1,528,604
A1        AA-         1,030   Connecticut HEFA, NHP (St.
                              Joseph's Learning Center)
                              (AMBAC), 5.00%, 11/01/09        951,699
                                                         ------------
                                                         $  2,480,303
                                                         ------------
                              INSURED HOSPITAL - 10.0%
Aaa       AAA        $1,000   Connecticut HEFA,
                              Bridgeport Hospital
                              (MBIA), 6.625%, 7/01/18    $  1,051,740
Aaa       AAA         6,750   Connecticut HEFA, St.
                              Francis Hospital (FGIC),
                              5.00%, 7/01/23                5,808,172
Aaa       AAA         1,500   Connecticut HEFA, Lawrence
                              and Memorial Hospital
                              (MBIA), 5.00%, 7/01/13        1,345,740
Aaa       AAA         5,750   Connecticut HEFA, Lawrence
                              and Memorial Hospital
                              (MBIA), 5.00%, 7/01/22        4,959,203
Aaa       AAA         1,000   Connecticut HEFA, Hospital
                              of St. Raphael (AMBAC),
                              6.50%, 7/01/11                1,080,700
Aaa       AAA         1,500   Connecticut HEFA, Hospital
                              of St. Raphael (AMBAC),
                              6.625%, 7/01/14               1,575,585

--------------------------------------------------------------------------------
                   CONNECTICUT TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              INSURED HOSPITAL - (CONTINUED)
Aaa       AAA         2,000   Connecticut HEFA, Yale-New
                              Haven Hospital (MBIA),
                              6.50%, 7/01/12                2,093,380
Aaa       AAA         1,200   Connecticut HEFA, Yale-New
                              Haven Hospital (MBIA),
                              7.10%, 7/01/25                1,297,800
                                                         ------------
                                                         $ 19,212,320
                                                         ------------
                              INSURED SOLID WASTE - 0.7%
Aaa       AAA        $1,275   Connecticut Resources
                              Recovery Authority Mid-
                              Connecticut System Bonds
                              (MBIA), 7.30%, 10/15/12    $  1,343,161
                                                         ------------
                              INSURED SPECIAL TAX - 0.7%
                              State of Connecticut
                              Special Tax Obligation
                              Bonds (FGIC), 5.00%,
                              10/01/13                   $  1,342,950
          AAA        $1,500
                                                         ------------
                              INSURED WATER AND SEWER - 3.3%
Aaa       AAA        $1,750   Connecticut Development
                              Authority Water Facilities
                              Bonds, Connecticut Water
                              Company (AMBAC), (AMT),
                              5.875%, 9/01/22            $  1,689,048
Aaa       AAA         1,150   Connecticut Development
                              Authority Water Facilities
                              Bonds, Connecticut Water
                              Company (AMBAC), (AMT),
                              5.75%, 7/01/28                1,086,853
Aaa       AAA         3,460   South Central Connecticut,
                              Regional Water Authority
                              Bonds (FGIC), 5.75%,
                              8/01/12                       3,445,122
                                                         ------------
                                                         $  6,221,023
                                                         ------------
                              SOLID WASTE - 8.1%
A         NR         $2,500   Bristol Resource Recovery
                              Facility Operating
                              Committee, (Ogden Martin
                              Systems), 6.50%, 7/01/14   $  2,570,800
A2        A+          1,000   Connecticut Resources
                              Recovery Authority
                              (American REF-FUEL
                              Company), (AMT), 8.10%,
                              11/15/15                      1,104,660
A2        A+            450   Connecticut Resources
                              Recovery Authority
                              (American REF-FUEL
                              Company), (AMT), 8.00%,
                              11/15/15                        495,760
A2        A+          4,250   Connecticut Resources
                              Recovery Authority
                              (American REF-FUEL
                              Company), (AMT), 6.45%,
                              11/15/22                      4,252,805

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
NR        A           7,970   Eastern Connecticut
                              Resource Recovery
                              Authority, (Wheelabrator
                              Lisbon), 5.50%, 1/01/20       7,000,609
                                                         ------------
                                                         $ 15,424,634
                                                         ------------
                              SPECIAL TAX - 2.7%
A1        AA-        $1,000   State of Connecticut STOB,
                              4.40%, 10/01/04            $    948,510
A1        AA-         1,000   State of Connecticut STOB,
                              5.40%, 9/01/10                  968,880
A1        AA-         3,180   State of Connecticut STOB,
                              6.125%, 9/01/12               3,273,460
                                                         ------------
Aaa                                                      $  5,190,850
                                                         ------------
                              STUDENT LOANS - 1.4%
A1        NR         $  455   Connecticut Higher
                              Education Supplemental
                              Loan Authority Revenue
                              Bonds (CHESLA) (AMT),
                              7.375%, 11/15/05           $    477,313
A1        NR          1,350   CHESLA Revenue Bonds
                              (AMT), 6.20%, 11/15/09        1,355,279
A1        NR            910   CHESLA Revenue Bonds
                              (AMT), 7.50%, 11/15/10          960,141
                                                         ------------
                                                         $  2,792,733
                                                         ------------
                              TRANSPORTATION - 2.4%
Baa1      A          $4,465   Puerto Rico Highway and
                              Transportation Authority
                              Bonds, 5.50%, 7/01/15      $  4,172,900
Baa1      A             500   Puerto Rico Highway and
                              Transportation Authority
                              Bonds, 5.50%, 7/01/15           467,290
                                                         ------------
                                                         $  4,640,190
                                                         ------------
                              UTILITY - 4.3%
NR        BBB        $1,100   Guam Power Authority
                              Revenue Bonds, 6.625%,
                              10/01/14                   $  1,115,015
NR        BBB         3,625   Guam Power Authority
                              Revenue Bonds, 6.30%,
                              10/01/22                      3,532,671
NR        NR          3,500   Virgin Islands Water and
                              Power Authority, Electric
                              Revenue System Bonds,
                              7.40%, 7/01/11                3,646,055
                                                         ------------
                                                         $  8,293,741
                                                         ------------
                              WATER & SEWER REVENUE - 2.2%
Aa        AA         $1,250   State of Connecticut Clean
                              Water Fund Revenue Bonds,
                              6.00%, 10/01/12            $  1,286,438
Aa        AA          1,000   State of Connecticut Clean
                              Water Fund Revenue Bonds,
                              5.80%, 6/01/16                  996,310

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              WATER & SEWER REVENUE - (CONTINUED)
NR        A+          2,225   Connecticut Development
                              Authority Water Facilities
                              (Stamford Water Company),
                              5.30%, 9/01/28                2,010,243
                                                         ------------
                                                         $  4,292,991
                                                         ------------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS (IDENTIFIED
                              COST, $192,808,845)        $191,254,509
                                                         ============

(1) Security has been segregated to cover margin requirements for open financial futures contracts.

The Portfolio primarily invests in debt securities issued by Connecticut municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1995, 30.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.6% to 14.2% of total investments.

                       See notes to financial statements

--------------------------------------------------------------------------------
                          Michigan Tax Free Portfolio
                    Portfolio of Investments - July 31, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              EDUCATION - 1.1%
NR        BBB-       $2,000   Puerto Rico Polytechnic
                              University, 6.50%, 8/01/24 $  1,999,980
                                                         ------------
                              ELECTRIC UTILITIES - 2.6%
NR        BBB        $1,000   Guam Power Authority,
                              6.625%, 10/01/14           $  1,013,650
Baa1      BBB+          500   Michigan South Central
                              Power Agency Supply
                              System, 6.75%, 11/01/10         517,475
Baa1      BBB         1,790   Monroe County, Michigan
                              PCR Detroit Edison
                              Project, 7.75%, 12/01/19      1,946,320
Baa1      A-          1,000   Puerto Rico Electric Power
                              Authority, 5.00%, 7/01/12       885,850
Baa1      A-            365   Puerto Rico Electric Power
                              Authority, 7.125%, 7/01/14      395,788
                                                         ------------
                                                         $  4,759,083
                                                         ------------
                              ESCROWED - 6.2%
NR        AA         $  940   Detroit City School
                              District, Michigan School
                              Building and Site, 7.15%,
                              5/01/11                    $  1,074,185
Aaa       AAA         1,000   Lake Orion, Michigan
                              School District U.T.G.O.,
                              7.00%, (AMBAC) 5/01/20        1,171,550
Aaa       AAA           750   Michigan HFA, Oakwood
                              Hospital (FGIC), 7.20%,
                              11/01/15                        855,308
Aaa       AAA         3,500   Monroe County, Michigan
                              EDC Mercy Memorial
                              Hospital (MBIA), 7.00%,
                              9/01/21                       4,003,930
NR        AA            955   Okemos Public Schools,
                              Michigan School Building
                              and Site, 6.90%, 5/01/11      1,079,398
Baa1      AAA           635   Puerto Rico Electric Power
                              Authority, 7.125%, 7/01/14      710,635
NR        NR          2,400   Wyandotte School District,
                              Michigan School Building
                              and Site, 6.90%, 5/01/16      2,712,624
                                                         ------------
                                                         $ 11,607,630
                                                         ------------
                              GENERAL OBLIGATIONS - 5.2%
Aa        AA         $  500   Avondale School District,
                              Michigan School Building
                              and Site, 6.75%, 5/01/14   $    524,220
Aa        AA          2,550   Clintondale Community
                              Schools, Michigan 6.75%,
                              5/01/24                       2,686,093
Ba1       BBB           500   Detroit City, Michigan,
                              8.00%, 4/01/11                  543,185
Ba1       BBB         2,925   Detroit City, Michigan,
                              6.35%, 4/01/14                2,877,615
A         AA            500   East Lancing Building
                              Authority, Michigan,
                              7.00%, 10/01/16                 527,070
Aa        AA          1,350   Martin Public Schools,
                              Michigan School Building
                              and Site, 6.60%, 5/01/20      1,400,450

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
Aa        AA          1,000   Mattawan Consolidated
                              Schools, Michigan, 6.40%,
                              5/01/09                       1,044,760
                                                         ------------
                                                         $  9,603,393
                                                         ------------
                              HOSPITAL - 12.9%
A         A          $  450   Michigan HFA Detroit
                              Medical Center Obligated
                              Group, 7.50%, 8/15/11      $    487,651
A         A           4,550   Michigan HFA Detroit
                              Medical Center Obligated
                              Group, 5.50%, 8/15/23         3,898,941
A         A           5,500   Michigan HFA Detroit
                              Medical Center Obligated
                              Group, 6.25%, 8/15/13         5,309,810
A         A           1,000   Michigan HFA Detroit
                              Medical Center Obligated
                              Group, 6.50%, 8/15/18           978,950
Aa        AA            250   Michigan HFA Henry Ford
                              Continuing Care
                              Corporation, 6.75%,
                              7/01/11                         264,555
A1        NR          2,970   Michigan HFA McLaren
                              Obligated Group, 5.375%,
                              10/15/13                      2,659,843
A1        NR          6,000   Michigan HFA McLaren
                              Obligated Group, 4.50%,
                              10/15/21                      4,456,559
A         A           4,130   Michigan HFA MidMichigan
                              Obligated Group, 6.625%,
                              6/01/10                       4,215,574
Aa        AA          1,750   Royal Oak, Michigan
                              William Beaumont Hospital,
                              6.75%, 1/01/20                1,815,818
                                                         ------------
                                                         $ 24,087,701
                                                         ------------
                              HOUSING - 1.9%
NR        A+         $1,500   Michigan HDA Rental
                              Housing (AMT), 7.15%,
                              4/01/10                    $  1,587,150
NR        A+          1,000   Michigan HDA Rental
                              Housing, 7.10%, 4/01/21       1,038,320
NR        AA+           895   Michigan HDA Single Family
                              Mortgage, 6.95%, 12/01/20       920,472
                                                         ------------
                                                         $  3,545,942
                                                         ------------
                              INDUSTRIAL DEVELOPMENT REVENUE/
                              POLLUTION CONTROL REVENUE - 6.1%
Baa1      BBB        $3,970   Dickinson, MI PCR-Champion
                              International, 5.85%,
                              10/01/18                   $  3,753,436
Baa1      BBB         3,000   Michigan Job Development
                              Authority PCR-General
                              Motors, 5.55%, 10/01/09
                              (1)                           2,877,750
A3        BBB+        3,750   Michigan Strategic Fund-
                              General Motors, 6.20%,
                              9/01/20                       3,702,788
NR        BBB+          500   Michigan Strategic
                              Fund-KMart Corporation,
                              6.80%, 6/15/07                  513,520

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              INDUSTRIAL DEVELOPMENT REVENUE/
                              POLLUTION CONTROL REVENUE - (CONTINUED)
NR        BBB           530   Richmond, Michigan EDC
                              KMart Corporation, 6.625%,
                              1/01/07                         541,305
                                                         ------------
                                                         $ 11,388,799
                                                         ------------
                              INSURED EDUCATION - 2.6%
Aaa       AAA        $  500   Michigan Higher Education
                              Student Loan (AMBAC),
                              6.875%, 10/01/07           $    525,110
Aaa       AAA         2,000   Northern Michigan
                              University, Michigan
                              General Revenue (AMBAC),
                              6.55%, 12/01/14               2,093,840
Aaa       AAA         1,250   Oakland University,
                              Michigan General Revenue
                              (MBIA), 5.75%, 5/15/26        1,194,425
Aaa       AAA           500   University of Puerto Rico
                              (MBIA), 5.25%, 6/01/25          456,545
Aaa       AAA           500   Western Michigan
                              University (AMBAC), 6.50%,
                              7/15/21                         517,195
                                                         ------------
                                                         $  4,787,115
                                                         ------------
                              INSURED ELECTRIC UTILITIES - 6.3%
Aaa       AAA        $1,510   Grand Haven City, Michigan
                              Electric System (MBIA),
                              5.25%, 7/01/13             $  1,380,442
Aaa       AAA           300   Michigan Strategic Fund,
                              Detroit Edison Company
                              (FGIC), 6.95%, 5/01/11          335,595
Aaa       AAA         4,000   Michigan Strategic Fund,
                              Detroit Edison Company
                              (FGIC), 6.95%, 9/01/21        4,272,040
Aaa       AAA           550   Monroe County, Michigan
                              PCR Detroit Edison Company
                              (FGIC) (AMT), 7.65%,
                              9/01/20                         607,508
Aaa       AAA         5,000   Monroe County, Michigan
                              PCR Detroit Edison Company
                              (MBIA) (AMT), 6.55%,
                              9/01/24                       5,133,100
                                                         ------------
                                                         $ 11,728,685
                                                         ------------
                              INSURED GENERAL - 2.1%
Aaa       AAA        $4,500   Livonia, Michigan School
                              District U.T.G.O. (FGIC),
                              5.125%, 5/01/22            $  3,956,670
                                                         ------------
                              INSURED GENERAL OBLIGATION - 12.8%
Aaa       AAA        $  250   Byron Center, Michigan
                              Public Schools U.T.G.O.
                              (MBIA), 5.875%, 5/01/24    $    243,050
Aaa       AAA         1,000   Chelsea, Michigan School
                              District U.T.G.O. (FGIC),
                              5.875%, 5/01/25 (2)             969,170
Aaa       AAA         1,500   Dearborn, Michigan School
                              District U.T.G.O. (MBIA),
                              5.00%, 5/01/10                1,373,655

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
Aaa       AAA         2,000   Grand Ledge, Michigan
                              School District U.T.G.O.
                              (MBIA), 7.875%, 5/01/11       2,344,760
Aaa       AAA         1,000   Greenville, Michigan
                              Public Schools U.T.G.O.
                              (MBIA)                          964,510
Aaa       AAA         2,000   Holland City, Michigan
                              School District U.T.G.O.
                              (AMBAC), 5.25%, 7/01/13         530,180
Aaa       AAA         5,020   Huron Valley, Michigan
                              School District U.T.G.O.
                              (FGIC), 5/01/20               1,108,014
Aaa       AAA         2,000   Lowell Schools, Michigan
                              U.T.G.O. (FGIC), 5/01/16        569,260
Aaa       AAA         2,000   Napoleon, Michigan School
                              District U.T.G.O. (FGIC)
                              5.50%, 5/01/20                1,861,980
Aaa       AAA         1,000   Napoleon, Michigan School
                              District U.T.G.O. (FGIC)
                              5.50%, 5/01/24                  920,280
Aaa       AAA         2,610   Okemos, Michigan Public
                              Schools U.T.G.O. (MBIA),
                              5/01/16                         745,860
Aaa       AAA           500   Pellston, Michigan Public
                              Schools U.T.G.O. (MBIA),
                              6.625%, 5/01/12                 529,325
Aaa       AAA         2,000   Portage Lake, Michigan
                              Water & Sewer G.O.
                              (AMBAC), 6.20%, 10/01/20      2,032,240
Aaa       AAA         4,000   Riverview Community School
                              District, Michigan
                              U.T.G.O. (AMBAC), 5.25%,
                              5/01/21                       3,565,600
Aaa       AAA         2,000   Riverview Community School
                              District, Michigan
                              U.T.G.O. (AMBAC), 5.25%,
                              5/01/14                       1,823,940
Aaa       AAA         1,400   Vicksburg Community
                              Schools, Michigan U.T.G.O.
                              (MBIA), 5/01/16                 392,112
Aaa       AAA         1,000   Vicksburg Community
                              Schools, Michigan U.T.G.O.
                              (MBIA), 5/01/17                 263,410
Aaa       AAA         2,500   Warren, Michigan School
                              District U.T.G.O. (MBIA),
                              5.50%, 5/01/14                2,370,950
Aaa       AAA         1,390   Warren, Michigan School
                              District U.T.G.O. (MBIA),
                              5.25%, 5/01/21                1,252,362
                                                         ------------
                                                         $ 23,860,658
                                                         ------------
                              INSURED HEALTHCARE - 1.0%
Aaa       AAA        $2,000   Farmington Hills, Michigan
                              EDC-Botsford Continuing
                              Care (MBIA), 5.75%,
                              2/15/25                    $  1,907,260
                                                         ------------
                              INSURED HOSPITAL - 12.4%
Aaa       AAA        $3,000   Dearborn City, Michigan
                              EDC Oakwood Obligated
                              Group (MBIA), 5.25%,
                              8/15/14                    $  2,711,940

--------------------------------------------------------------------------------
                    MICHIGAN TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              INSURED HOSPITAL - (CONTINUED)
Aaa       AAA         1,000   Dearborn City, Michigan
                              EDC Oakwood Obligated
                              Group (MBIA), 5.25%,
                              8/15/21                         882,690
Aaa       AAA         3,500   Jackson County, Michigan
                              HFA W.A. Foote Memorial
                              (FGIC), 4.75%, 6/01/15        2,992,745
Aaa       AAA         5,735   Kalamazoo City, Michigan
                              HFA Borgess Medical Center
                              (FGIC), 5.25%, 6/01/17        5,221,316
Aaa       AAA         1,750   Kent City, Michigan HFA
                              Butterworth Hospital
                              (MBIA), 5.375%, 1/15/19       1,592,762
Aaa       AAA         1,015   Michigan HFA Mercy
                              Memorial Hospital (MBIA),
                              5.25%, 6/01/13                  936,429
Aaa       AAA         2,715   Michigan HFA Mercy
                              Memorial Hospital (MBIA),
                              5.25%, 6/01/21                2,429,491
Aaa       AAA         1,000   Michigan HFA Oakwood
                              Hospital Obligated Group
                              (FGIC), 5.625%, 11/01/18        954,410
Aaa       AAA         1,500   Michigan HFA Sisters of
                              Mercy Health Corporation
                              (MBIA), 5.25%, 8/15/21        1,332,885
Aaa       AAA         3,200   Michigan HFA Linked Bulls
                              & Bears (FSA), 6.10%,
                              8/15/22                       3,221,504
Aaa       AAA         1,000   St. Joseph City, Michigan
                              HFA Mercy Memorial Medical
                              Center (AMBAC), 5.25%,
                              1/01/16                         910,150
                                                         ------------
                                                         $ 23,186,322
                                                         ------------
                              INSURED HOUSING - 1.7%
Aaa       AAA        $  500   Michigan HDA Parkway
                              Meadows Projects (FSA),
                              6.85%, 10/15/18            $    518,495
Aaa       AAA         2,780   Michigan HDA Mercy
                              Bellbrook Project (MBIA),
                              5.375%, 4/01/10               2,617,036
                                                         ------------
                                                         $  3,135,531
                                                         ------------
                              INSURED SPECIAL TAX - 0.2%
Aaa       AAA        $  400   Grand Rapids, Michigan
                              Downtown Development
                              Authority Tax Increment
                              (MBIA), 6.875%, 6/01/24    $    429,840
                                                         ------------
                              INSURED TRANSPORTATION - 1.9%
Aaa       AAA        $1,000   Wayne County, Michigan
                              Airport (MBIA), 5.25%,
                              12/01/13                   $    921,380
Aaa       AAA         1,000   Wayne County, Michigan
                              Airport (MBIA), 5.40%,
                              12/01/16                        909,250

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
Aaa       AAA         2,000   Wayne County, Michigan
                              Airport (MBIA), 5.25%,
                              12/01/21                      1,788,000
                                                         ------------
                                                         $  3,618,630
                                                         ------------
                              INSURED WATER & SEWER - 7.5%
Aaa       AAA        $  300   Clinton Township, Michigan
                              Water and Sewage System
                              (AMBAC), 4.75%, 7/01/09    $    272,325
Aaa       AAA           400   Clinton Township, Michigan
                              Water and Sewage System
                              (AMBAC), 4.75%, 7/01/10         359,544
Aaa       AAA           400   Clinton Township, Michigan
                              Water and Sewage System
                              (AMBAC), 4.75%, 7/01/11         357,872
Aaa       AAA           400   Clinton Township, Michigan
                              Water and Sewage System
                              (AMBAC), 4.75%, 7/01/12         356,288
Aaa       AAA         4,425   Detroit City, Michigan
                              Water Supply System
                              (FGIC), 6.25%, 7/01/12        4,549,343
Aaa       AAA         9,680   Detroit City, Michigan
                              Water Supply System
                              (FGIC), 4.75%, 7/01/19        8,078,250
                                                         ------------
                                                         $ 13,973,622
                                                         ------------
                              MISCELLANEOUS - 3.4%
A1        AA         $  590   Michigan Municipal Bond
                              Authority Local Government
                              Loan, 6.90%, 5/01/21       $    648,404
A1        AA          2,550   Michigan Municipal Bond
                              Authority Local Government
                              Loan-Qualified School,
                              6.50%, 5/01/07                2,768,356
A1        AA            760   Michigan Municipal Bond
                              Authority Local Government
                              Loan, 6.50%, 5/01/08            822,685
NR        A-          2,000   Michigan Strategic
                              Environmental Research
                              Institute, 6.375%, 8/15/12    2,041,880
                                                         ------------
                                                         $  6,281,325
                                                         ------------
                              SOLID WASTE - 4.5%
NR        BBB-       $4,220   Greater Detroit, Michigan
                              Resource Recovery
                              Authority, 9.25%, 12/13/08 $  4,391,712
NR        BBB-        1,000   Greater Detroit, Michigan
                              Resource Recovery
                              Authority, 9.25%, 12/13/08    1,040,690
NR        BBB-        1,915   Greater Detroit, Michigan
                              Resource Recovery
                              Authority, 9.25%, 12/13/08    1,992,921
NR        BBB-        1,000   Greater Detroit, Michigan
                              Resource Recovery
                              Authority, 9.25%, 12/13/08    1,040,690
                                                         ------------
                                                         $  8,466,013
                                                         ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              SPECIAL TAX REVENUE - 5.6%
NR        BBB+       $  250   Battle Creek, Michigan
                              Downtown Development
                              Authority Tax Increment,
                              7.60%, 5/01/16             $    272,698
NR        BBB+        1,315   Battle Creek, Michigan
                              Downtown Development
                              Authority Tax Increment,
                              7.65%, 5/01/22                1,438,742
NR        A           7,650   Detroit City Convention
                              Facility, Michigan Cobo
                              Hall Expansion Project,
                              5.25%, 9/30/12 (3)            6,843,690
NR        A           1,825   Michigan Muni Bond
                              Authority Local Government
                              Loan Project, 6.75%,
                              5/01/12                       1,944,811
                                                         ------------
                                                         $ 10,499,941
                                                         ------------
                              TRANSPORTATION - 1.1%
Baa1      A          $2,175   Puerto Rico Highway and
                              Transportation Authority,
                              5.50%, 7/01/19             $  1,988,842
                                                         ------------
                              WATER & SEWER - 0.9%
Aa        AA         $1,895   Lansing City, Michigan
                              Water and Electric Utility
                              System, 4.90%, 7/01/10     $  1,713,914
                                                         ------------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS (IDENTIFIED
                              COST, $182,066,681)        $186,526,896
                                                         ============

(1) Security has been segregated to cover margin requirements for open financial futures contracts.
(2) When-issued security.
(3) Security has been segregated to cover when-issued securities.

The Portfolio invests primarily in debt securities issued by Michigan municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1995, 51.8% of the securities in the portfolio of investments are backed by bond insurance of various financial guaranty assurance agencies. The aggregate percentage by financial institution ranges from 2.0% to 22.0% of total investments.

                       See notes to financial statements

--------------------------------------------------------------------------------
                          Minnesota Tax Free Portfolio
                    Portfolio of Investments - July 31, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY               VALUE
---------------------------------------------------------------------
                              EDUCATION - 3.2%
A         NR         $  100   Minnesota Higher Education
                              Facilities Authority, St.
                              Olaf College, 6.25%,
                              4/01/10                     $   100,034
Baa       NR          1,000   Minnesota Higher Education
                              Facilities Authority, St.
                              Mary's College, 6.15%,
                              10/01/23                        968,720
A         NR          1,500   Northfield Minnesota, St.
                              Olaf College, 6.40%,
                              10/01/21                      1,543,785
                                                          -----------
                                                          $ 2,612,539
                                                          -----------
                              ESCROWED - 5.4%
Aa        AA+        $1,700   State of Minnesota "RIBS",
                              Variable, 8/01/11 (1)       $ 2,016,625
A1        AAA           400   Southern Minnesota
                              Municipal Power Agency,
                              7.00%, 1/01/16                  413,272
Aaa       AAA         1,840   Western Minnesota Municipal
                              Power Agency, 6.375%,
                              1/01/16                       1,956,380
                                                          -----------
                                                          $ 4,386,277
                                                          -----------
                              GENERAL OBLIGATIONS - 11.2%
Aa        NR         $  500   Brainerd, Independent
                              School District, 5.50%,
                              2/01/15                     $   476,455
Aaa       AAA           700   City of Minneapolis, 6.25%,
                              4/01/12                         727,902
Aaa       AAA         1,000   City of Minneapolis, 5.20%,
                              3/01/23                         943,830
Aa1       AA+         2,000   State of Minnesota, 5.40%,
                              8/01/13                       1,913,500
Aa1       AA+         1,000   State of Minnesota, Duluth
                              Airport, 6.25%, 8/01/14       1,019,330
Aa1       AA+         1,000   State of Minnesota, Duluth
                              Airport, 6.25%, 8/01/14       1,019,330
Aa        AA          1,250   Regents of the University
                              of Minnesota, "INFLOS",
                              Variable, 8/15/03 (1)         1,181,412
A         AA-           200   City of Saint Cloud,
                              "Inverse Floaters",
                              Variable, 8/01/13 (1)           205,000
Aa        NR          1,595   White Bear Lake,
                              Independent School
                              District, 6.00%, 2/01/14      1,596,037
                                                          -----------
                                                          $ 9,082,796
                                                          -----------
                              HEALTHCARE (NON-HOSPITAL) - 5.7%
A         A-         $1,250   Minneapolis and St. Paul
                              Housing and Redevelopment
                              Authority, Group Health
                              Plan, Inc., 6.75%, 12/01/13 $ 1,298,000
A         A-            250   Minneapolis and St. Paul
                              Housing and Redevelopment
                              Authority, Group Health
                              Plan, Inc., 6.90%, 10/15/22     262,768
NR        NR          1,000   St. Paul Housing and
                              Redevelopment Authority,
                              Highland Park, 8.75%,
                              11/01/24                        997,670
NR        BBB+        2,120   City of Red Wing, Minnesota
                              Health Care Facilities
                              Revenue, River Region
                              Obligated Group, 6.50%,
                              9/01/22                       2,054,322
                                                          -----------
                                                          $ 4,612,760
                                                          -----------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY               VALUE
---------------------------------------------------------------------
                              HOSPITALS - 6.9%
NR        AA+        $1,400   City of Rochester,
                              Minnesota Health Care
                              Facilities (MHCF) Mayo
                              Foundation/Medical Center,
                              6.026%, 11/15/15            $ 1,374,142
NR        AA+           500   City of Rochester, MHCF
                              Mayo Foundation/Medical
                              Center, "Inverse Floaters",
                              Variable 11/15/15 (1)           500,000
NR        AA+         1,700   City of Rochester, MHCF
                              Mayo Foundation/Medical
                              Center, 5.75%, 11/15/21       1,668,193
Baa       BBB-        1,000   St. Paul Housing and
                              Redevelopment Authority,
                              Healtheast Project, 6.625%,
                              11/01/17                        969,920
A         A+          1,000   St. Paul Housing and
                              Redevelopment Authority,
                              Childrens Hospital, 7.00%,
                              12/01/19                      1,080,420
                                                          -----------
                                                          $ 5,592,675
                                                          -----------
                              HOUSING - 13.6%
NR        AAA        $  300   City of Coon Rapids, Multi-
                              Family Housing (MFH) Browns
                              Meadow Manor, (FHA), (AMT),
                              6.85%, 7/01/33              $   300,570
NR        AAA         1,395   County of Dakota, Housing
                              and Redevelopment
                              Authority, (GNMA), 7.375%,
                              12/01/29 (2)                  1,473,259
Aa        NR          1,200   City of Maplewood MFH,
                              Beaver Creek Apartments,
                              (FHA), 6.50%, 9/01/24         1,182,960
NR        AAA            90   Minneapolis and St. Paul
                              Housing Finance Board,
                              (GNMA), (AMT), 7.30%,
                              8/01/31                          94,035
Aa        AA            420   Minnesota Housing Finance
                              Agency, Single-Family
                              Mortgage, (SFM), 7.70%,
                              7/01/14                         450,114
Aa        AA            380   Minnesota Housing Finance
                              Agency, SFM, 7.05%, 7/01/22     390,085
Aa        AA          1,095   Minnesota Housing Finance
                              Agency, SFM, (AMT), 5.80%,
                              7/01/25                       1,007,860
Aa        AA+           465   Minnesota Housing Finance
                              Agency, SFM, 6.95%, 7/01/16     481,094
Aa        AA+         1,000   Minnesota Housing Finance
                              Agency, SFM, (AMT), 6.75%,
                              7/01/12                       1,019,330
Aa        AA+         1,235   Minnesota Housing Finance
                              Agency, SFM, (AMT), 6.85%,
                              1/01/24                       1,254,612
Aa        AA+         1,700   Minnesota Housing Finance
                              Agency, SFM, (AMT), 6.50%,
                              1/01/26                       1,686,502

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY               VALUE
---------------------------------------------------------------------
                              HOUSING - (CONTINUED)
Aa        AA+           710   Minnesota Housing Finance
                              Agency, SFM, (AMT), 6.75%,
                              1/01/26                         714,352
Aa        AA+           430   Minnesota Housing Finance
                              Agency, SFM, (AMT), 6.15%,
                              1/01/26                         410,121
NR        AAA           230   St. Paul, Minnesota Housing
                              and Redevelopment
                              Authority, (FNMA), 6.95%,
                              12/01/31                        236,845
NR        AAA           360   St. Paul, Minnesota Housing
                              and Redevelopment
                              Authority, (FNMA), 6.90%,
                              12/01/21                        370,735
                                                          -----------
                                                          $11,072,474
                                                          -----------
                              INDUSTRIAL DEVELOPMENT/POLLUTION
                              CONTROL - 8.8%
NR        AA-        $  300   City of Minneapolis,
                              Minnesota Community
                              Development Agency, 6.40%,
                              12/01/04                    $   315,618
NR        BBB+          100   City of Minneapolis,
                              Minnesota Community
                              Development Agency, 7.35%,
                              12/01/09                        104,342
NR        BBB+        1,605   City of Minneapolis,
                              Minnesota Community
                              Development Agency, 6.80%,
                              12/01/24                      1,574,810
Aa3       AA-         3,000   Seaway Port Authority of
                              Duluth, Cargill, Inc.,
                              6.80%, 5/01/12                3,203,130
Aa3       NR          2,000   Seaway Port Authority of
                              Duluth, Cargill, Inc.,
                              5.75%, 12/01/16               1,961,300
                                                          -----------
                                                          $ 7,159,200
                                                          -----------
                              INSURED GENERAL OBLIGATION - 3.6%
Aaa       AAA        $  500   Cass Lake, Independent
                              School District, (AMBAC),
                              6.625%, 2/01/12             $   537,370
Aaa       AAA         1,000   Roseville, Independent
                              School District, (FGIC),
                              6.00%, 2/01/23                  998,650
Aaa       AAA         1,330   St. Francis, Independent
                              School District No. 15,
                              (CGIC), 6.35%, 2/01/12        1,391,153
                                                          -----------
                                                          $ 2,927,173
                                                          -----------
                              INSURED HOSPITAL - 19.7%
Aaa       AAA        $  750   Duluth Economic Development
                              Authority, The Duluth
                              Clinic, (AMBAC), 6.20%,
                              11/01/12                    $   771,690
Aaa       AAA           100   Minneapolis and St. Paul
                              Health Care Systems, Health
                              One Obligated Group,
                              (MBIA), 7.40%, 8/15/11          108,990
Aaa       AAA         5,845   Minneapolis and St. Paul
                              Health Care Systems,
                              Healthspan, (AMBAC), 4.75%,
                              11/15/18                      4,895,655
Aaa       AAA           250   City of Minneapolis,
                              Hospital Revenue, Fairview
                              Hospital and Healthcare,
                              (MBIA), 6.50%, 1/01/11          262,517

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY               VALUE
---------------------------------------------------------------------
Aaa       AAA           750   Plymouth, Health
                              Facilities, Westhealth
                              Project (CGIC), 6.25%,
                              6/01/16                         768,293
Aaa       AAA         1,000   City of Saint Cloud,
                              Hospital Facilities, The
                              Saint Cloud Hospital,
                              (AMBAC), 6.75%, 7/01/15       1,063,430
Aaa       AAA         3,650   City of St. Louis Park,
                              Health Care Facilities
                              Health System Minnesota
                              Obligated Group, (AMBAC),
                              5.20%, 7/01/23                3,234,119
Aaa       AAA         5,150   St. Paul Housing and
                              Redevelopment Authority,
                              St. Paul-Ramsey Medical
                              Center Project, (AMBAC),
                              5.55%, 5/15/23                4,891,213
                                                          -----------
                                                          $15,995,907
                                                          -----------
                              INSURED HOUSING - 1.9%
Aaa       AAA        $1,500   SCA Tax Exempt Trust,
                              Burnsville, Minnesota
                              Multi-Family Housing,
                              (FSA), 7.10%, 1/01/30       $ 1,538,775
                                                          -----------
                              INSURED SPECIAL TAX - 3.5%
Aaa       AAA        $3,000   St. Paul Housing and
                              Redevelopment Authority,
                              Civic Center Project,
                              (MBIA), 5.45%, 11/01/13     $ 2,840,460
                                                          -----------
                              INSURED UTILITIES - 3.9%
Aaa       AAA        $  300   Northern Municipal Power
                              Agency, (AMBAC), 6.00%,
                              1/01/19                     $   300,528
Aaa       AAA           750   Southern Minnesota
                              Municipal Power Agency,
                              (MBIA), 5.00%, 1/01/12          688,477
Aaa       AAA           300   Southern Minnesota
                              Municipal Power Agency,
                              "Yield Curve Notes",
                              (MBIA), Variable, 1/01/18
                              (1)                             283,512
Aaa       AAA         6,950   Southern Minnesota
                              Municipal Power Agency,
                              (MBIA), 0%, 10/01/21          1,494,737
Aaa       AAA           510   Western Minnesota Municipal
                              Power Agency, (MBIA),
                              5.50%, 1/01/15                  489,416
                                                          -----------
                                                          $ 3,256,670
                                                          -----------
                              LEASE/CERTIFICATE OF
                              PARTICIPATION - 2.7%
Baa1      NR         $  350   City of Cambridge, Economic
                              Development Authority,
                              6.25%, 2/01/14              $   347,722

--------------------------------------------------------------------------------
                    MINNESOTA TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY               VALUE
---------------------------------------------------------------------
                              LEASE/CERTIFICATE OF PARTICIPATION -
                              (CONTINUED)
Aa        AA          1,770   Hennepin County, Lease
                              Revenue Certificates of
                              Participation, 6.80%,
                              5/01/17(2)                    1,856,199
                                                          -----------
                                                          $ 2,203,921
                                                          -----------
                              MISCELLANEOUS - 0.9%
A         A          $  750   Metropolitan Council,
                              Minneapolis-St. Paul
                              Metropolitan Area Sports
                              Facilities, Hubert H.
                              Humphrey Metrodome, 6.00%,
                              10/01/09                    $   757,815
                                                          -----------
                              TRANSPORTATION - 0.6%
Aaa       AAA        $  200   Minneapolis and St. Paul,
                              Minnesota Metropolitan
                              Airports Commission, (AMT),
                              6.60%, 1/01/09              $   211,186
Aaa       AAA           300   Minneapolis and St. Paul,
                              Minnesota Metropolitan
                              Airports Commission, (AMT),
                              6.60%, 1/01/10                  316,779
                                                          -----------
                                                          $   527,965
                                                          -----------
                              UTILITY - 5.1%
Aa3       A-         $1,200   Bass Brook, Pollution
                              Control Revenue, Minnesota
                              Power & Light Company,
                              6.00%, 7/01/22              $ 1,173,300
A         A           1,500   Northern Municipal Power
                              Agency, Minnesota Electric,
                              7.25%, 1/01/16                1,624,965
A1        A+          1,000   Southern Minnesota
                              Municipal Power Agency,
                              5.00%, 1/01/12                  902,250
A         A             450   Western Minnesota Municipal
                              Power Agency, 7.00%,
                              1/01/13                         468,599
                                                          -----------
                                                          $ 4,169,114
                                                          -----------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY               VALUE
---------------------------------------------------------------------
                              WATER AND SEWER - 3.3%
Aa3       A          $  450   Anoka County, Minnesota
                              Solid Waste Disposal
                              Revenue Natural Rural
                              Utilities, 6.95%, 12/01/08  $   483,421
Aa        AAA           100   Minnesota Public Facilities
                              Authority Water Pollution
                              Control, 7.00%, 3/01/09         107,398
Aa        AAA           150   Minnesota Public Facilities
                              Authority Water Pollution
                              Control, 6.70%, 3/01/13         160,380
Aa        AAA         1,835   Minnesota Public Facilities
                              Authority Water Pollution
                              Control, 6.50%, 3/01/14       1,933,393
                                                          -----------
                                                          $ 2,684,592
                                                          -----------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS (IDENTIFIED
                              COST, $78,851,048)          $81,421,113
                                                          ===========

(1) The above designated securities have been issued as inverse floater bonds.
(2) Security has been segregated to cover margin requirements for open financial futures contracts.

The Portfolio primarily invests in debt securities issued by Minnesota municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1995, 34.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.4% to 19.3% of total investments.

                       See notes to financial statements

--------------------------------------------------------------------------------
                         New Jersey Tax Free Portfolio
                    Portfolio of Investments - July 31, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              COGENERATION - 5.0%
NR        NR        $15,750   New Jersey Economic
                              Development Authority,
                              Vineland Cogeneration
                              Limited Partnership,
                              (AMT), 7.875%, 6/01/19     $ 16,904,475
NR        BB+         3,370   New Jersey Economic
                              Development Authority,
                              Trigen-Trenton Project,
                              (AMT), 6.10%, 12/01/04        3,346,039
                                                         ------------
                                                         $ 20,250,514
                                                         ------------
                              EDUCATION - 3.5%
Baa1      BBB       $ 2,480   New Jersey Educational
                              Facilities Authority,
                              Seton Hall University,
                              7.00%, 7/01/21             $  2,618,235
Aa1       AA+         1,000   New Jersey Educational
                              Facilities Authority,
                              Princeton Theological
                              Seminary, 6.375%, 7/01/22     1,034,580
NR        NR          8,800   New Jersey State Higher
                              Education Assistance
                              Authority, (AMT), 0%,
                              7/01/20                       3,042,952
NR        BBB-        1,760   Puerto Rico Industrial,
                              Tourist, Educational,
                              Medical and Environmental
                              Authority, Polytechnic
                              University, 5.70%, 8/01/13    1,620,626
NR        BBB-        1,310   Puerto Rico Industrial,
                              Tourist, Educational,
                              Medical and Environmental
                              Authority, Polytechnic
                              University, 5.50%, 8/01/24    1,139,988
NR        BBB-        1,000   Puerto Rico Industrial,
                              Tourist, Educational,
                              Medical and Environmental
                              Authority, Polytechnic
                              University, 6.50%, 8/01/24      999,990
A1        AA          2,500   Rutgers, The State
                              University of New Jersey,
                              6.85%, 5/01/21                2,658,400
A         AA          1,000   University of Medicine and
                              Dentistry of New Jersey,
                              7.20%, 12/01/19               1,089,280
                                                         ------------
                                                         $ 14,204,051
                                                         ------------
                              ESCROWED - 0.8%
Aaa       AAA       $   870   The City of Newark, New
                              Jersey (AMBAC), 7.375%,
                              10/01/07                   $    985,440
NR        NR          2,000   County of Passaic, New
                              Jersey, 6.70%, 9/01/13        2,207,360
                                                         ------------
                                                         $  3,192,800
                                                         ------------
                              GENERAL OBLIGATIONS - 13.3%
NR        BBB       $ 9,745   Government of Guam, 5.40%,
                              11/15/18                   $  8,414,515
NR        A+          5,000   The Hudson County
                              Improvement Authority,
                              6.625%, 8/01/25               5,235,950

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
Aa1       NR          3,000   Mercer County Improvement
                              Authority Solid Waste, 0%,
                              4/01/10                       1,299,240
Baa1      A           1,990   Commonwealth of Puerto
                              Rico, 6.45%, 7/01/17          2,083,530
Baa1      A           5,000   Commonwealth of Puerto
                              Rico, 6.50%, 7/01/23          5,234,400
Baa       BBB         5,645   The Commonwealth of Puerto
                              Rico Aqueduct and Sewer
                              Authority, 7.875%, 7/01/17    6,253,305
Baa1      A           3,250   Puerto Rico Public
                              Buildings Authority,
                              Public Education and
                              Health Facilities, 5.75%,
                              7/01/15                       3,119,675
Baa1      A           5,125   Puerto Rico Public
                              Buildings Authority,
                              Public Education and
                              Health Facilities, 5.50%,
                              7/01/21                       4,695,730
Baa1      A           2,075   Puerto Rico Public
                              Buildings Authority,
                              Public Education and
                              Health Facilities, 5.75%,
                              7/01/16                       1,977,932
NR        NR         14,850   Virgin Islands Public
                              Finance Authority, 7.25%,
                              10/01/18                     15,318,517
                                                         ------------
                                                         $ 53,632,794
                                                         ------------
                              HEALTHCARE (NON-HOSPITAL) - 3.0%
NR        BBB       $   615   New Jersey Economic
                              Development Authority
                              Cadbury Corporation,
                              7.50%, 7/01/21             $    593,875
NR        BBB           300   New Jersey Economic
                              Development Authority
                              Cadbury Corporation,
                              8.70%, 7/01/07                  319,896
NR        NR          1,400   New Jersey Economic
                              Development Authority,
                              Claremont Health System,
                              9.10%, 9/01/22                1,465,632
NR        NR          2,500   New Jersey Economic
                              Development Authority,
                              Victoria Health
                              Corporation, 7.65%,
                              1/01/14                       2,372,700
NR        NR          4,000   New Jersey Economic
                              Development Authority,
                              Keswick Pines Project,
                              8.75%, 1/01/24                3,991,120
NR        NR          3,630   New Jersey Economic
                              Development Authority,
                              Forsgate Project, 8.625%,
                              6/01/25                       3,410,857
                                                         ------------
                                                         $ 12,154,080
                                                         ------------
                              HOSPITALS - 6.6%
Aa        AAA       $10,790   New Jersey Health Care
                              Facilities Financing
                              Authority, Barnert
                              Hospital, (FHA), 6.80%,
                              8/01/19                    $ 11,298,209

--------------------------------------------------------------------------------
                   NEW JERSEY TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              HOSPITALS - (CONTINUED)
A         A-          2,300   New Jersey Health Care
                              Facilities Financing
                              Authority, Atlantic City
                              Medical Center, 6.80%,
                              7/01/11                       2,417,300
Baa1      NR          3,100   New Jersey Health Care
                              Facilities Financing
                              Authority, Deborah Heart
                              and Lung Center, 6.30%,
                              7/01/23                       3,047,796
Baa       NR          2,000   New Jersey Health Care
                              Facilities Financing
                              Authority, Southern Ocean
                              County Hospital, 6.25%,
                              7/01/23                       1,842,100
A         A-          9,650   New Jersey Health Care
                              Facilities Financing
                              Authority, Chilton
                              Memorial Hospital, 5.00%,
                              7/01/13                       8,175,866
                                                         ------------
                                                         $ 26,781,271
                                                         ------------
                              HOUSING - 4.4%
Aa        AA        $ 1,250   New Jersey Building
                              Authority, 7.20%, 6/15/13  $  1,357,438
Aa        AA-         2,591   New Jersey Building
                              Authority, Garden State
                              Savings, 0%, 6/15/10          1,105,813
NR        AAA         3,700   New Jersey Housing and
                              Mortgage Finance Agency,
                              Presidential Plaza, (FHA),
                              7.00%, 5/01/30                3,832,793
NR        AAA         2,000   New Jersey Housing and
                              Mortgage Finance Agency,
                              Presidential Plaza, (FHA),
                              6.95%, 5/01/13                2,084,940
NR        AA+         1,000   New Jersey Housing and
                              Mortgage Finance Agency,
                              Section 8, 7.10%, 11/01/12    1,040,920
NR        AA+         1,975   New Jersey Housing and
                              Mortgage Finance Agency,
                              Section 8, 7.10%, 11/01/11    2,055,817
NR        AA+         1,250   New Jersey Housing and
                              Mortgage Finance Agency,
                              Rental Housing, (AMT),
                              7.25%, 11/01/22               1,287,025
NR        A+          1,000   New Jersey Housing and
                              Mortgage Finance Agency,
                              Rental Housing, (AMT),
                              7.10%, 5/01/22                1,029,330
NR        A+          3,715   New Jersey Housing and
                              Mortgage Finance Agency,
                              6.60%, 11/01/14               3,773,511
Aaa       AAA           300   Puerto Rico Housing
                              Finance Corporation
                              Mortgage Revenue (GNMA),
                              6.85%, 10/15/23                 310,209
                                                         ------------
                                                         $ 17,877,796
                                                         ------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              INDUSTRIAL DEVELOPMENT/POLLUTION
                              CONTROL - 5.0%
NR        NR        $ 2,000   Middlesex County Pollution
                              Control Financing
                              Authority, Amerada Hess
                              Corporation, 7.875%,
                              6/01/22                    $  2,238,020
NR        NR          4,000   Middlesex County Pollution
                              Control Financing
                              Authority, Amerada Hess
                              Corporation, 6.875%,
                              12/01/22                      4,168,480
Aa1       NR          3,000   New Jersey Economic
                              Development Authority,
                              Garden State Paper
                              Company, (AMT), 7.125%,
                              4/01/22                       3,124,320
NR        NR          2,000   New Jersey Economic
                              Development Authority, The
                              Seeing Eye, Inc., 7.30%,
                              4/01/11                       2,123,560
NR        BBB         1,160   New Jersey Economic
                              Development Authority,
                              National Association of
                              Accountants, Inc., 7.65%,
                              7/01/09                       1,241,583
NR        AA-         3,300   New Jersey Economic
                              Development Authority, Oak
                              Grove Associates, 6.125%,
                              12/01/06                      3,401,937
Baa1      A-          2,135   New Jersey Economic
                              Development Authority,
                              GATX Terminals
                              Corporation, 7.30%,
                              9/01/19                       2,349,098
Aa3       AA-         1,300   Puerto Rico Industrial,
                              Medical and Environmental
                              Pollution Control
                              Authority, Motorola, Inc.,
                              6.75%, 1/01/14                1,375,712
                                                         ------------
                                                         $ 20,022,710
                                                         ------------
                              INSURED EDUCATION - 0.5%
Aaa       AAA       $ 2,000   New Jersey State
                              Educational Facilities
                              Authority, Seton Hall
                              University, (BIGI), 6.85%,
                              7/01/19                    $  2,106,540
                                                         ------------
                              INSURED HOSPITALS - 1.4%
Aaa       AAA       $ 1,310   New Jersey Health Care
                              Facilities Financing
                              Authority, Hackensack
                              Medical Center, (FGIC),
                              6.625%, 7/01/17            $  1,372,631
Aaa       AAA         2,000   New Jersey Health Care
                              Facilities Financing
                              Authority, Hackensack
                              Medical Center, (FGIC),
                              6.25%, 7/01/21                2,033,380
Aa        AA-           480   New Jersey Health Care
                              Facilities Financing
                              Authority, Cathedral
                              Health Services (MBIA),
                              7.25%, 2/15/10                  522,144

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              INSURED HOSPITALS - (CONTINUED)
Aa        AA-         1,570   New Jersey Health Care
                              Facilities Financing
                              Authority, Cathedral
                              Health Services, (MBIA)
                              7.25%, 2/15/21                1,700,059
                                                         ------------
                                                         $  5,628,214
                                                         ------------
                              INSURED HOUSING - 1.3%
Aaa       AAA       $ 1,410   New Jersey Housing and
                              Mortgage Finance Agency,
                              (MBIA), 7.375%, 10/01/17   $  1,468,007
Aaa       AAA         1,760   New Jersey Housing and
                              Mortgage Finance Agency,
                              (AMT), (MBIA), 7.70%,
                              10/01/29                      1,847,402
Aaa       AAA         1,745   Pennsauken Township
                              Housing Finance
                              Corporation, (MBIA),
                              8.00%, 4/01/11                1,836,665
                                                         ------------
                                                         $  5,152,074
                                                         ------------
                              INSURED LEASE REVENUE - 5.8%
Aaa       AAA       $ 3,900   County of Atlantic, Public
                              Facilities Lease
                              Agreement, (FGIC), 6.00%,
                              3/01/13                    $  4,011,072
Aaa       AAA         1,750   County of Hudson, New
                              Jersey Correctional
                              Facility, (MBIA), 6.50%,
                              12/01/11                      1,842,925
Aaa       AAA         6,240   County of Hudson, New
                              Jersey Correctional
                              Facility, (MBIA), 6.60%,
                              12/01/21                      6,537,648
Aaa       AAA         2,500   County of Hudson, New
                              Jersey Improvement
                              Authority, Secondary Yield
                              Curve Notes, (FGIC),
                              Variable, 12/01/25 (1)        2,507,900
Aaa       AAA         1,800   County of Middlesex,
                              Certificates of
                              Participation, (MBIA),
                              6.125%, 2/15/19               1,835,622
Aaa       AAA         5,000   New Jersey Builders
                              (AMBAC), 5%, 6/15/13          4,506,800
Aaa       AAA         2,225   University of Medicine and
                              Dentistry Certificates of
                              Participation, (MBIA),
                              6.75%, 12/01/09               2,359,590
                                                         ------------
                                                         $ 23,601,557
                                                         ------------
                              INSURED SOLID WASTE - 0.5%
Aaa       AAA       $ 2,000   The Mercer County
                              Improvement Authority,
                              Solid Waste Revenue,
                              (AMT), (FGIC), 6.70%,
                              4/01/13                    $  2,118,200
                                                         ------------
                              INSURED SPECIAL TAX - 0.8%
Aaa       AAA       $ 3,375   New Jersey Economic
                              Development Authority,
                              Market Transition
                              Facility, (MBIA), 5.875%,
                              7/01/11                    $  3,386,914
                                                         ------------
                              INSURED TRANSPORTATION - 4.1%
Aaa       AAA       $ 2,000   The Delaware River and Bay
                              Authority, (MBIA), 4.75%,
                              1/01/24                    $  1,660,900

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
Aaa       AAA         5,000   New Jersey Turnpike
                              Authority "RITES", (MBIA),
                              Variable, 1/01/16 (1)         5,744,000
Aaa       AAA         8,450   New Jersey Turnpike
                              Authority, (MBIA), 6.50%,
                              1/01/16                       9,162,335
                                                         ------------
                                                         $ 16,567,235
                                                         ------------
                              INSURED UTILITIES - 3.9%
Aaa       AAA       $ 2,750   New Jersey Economic
                              Development Authority, New
                              Jersey American Water Co.,
                              (AMT), (FGIC), 6.875%,
                              11/01/34                   $  2,912,058
Aaa       AAA        13,500   Salem County, Public
                              Service Electric and Gas,
                              (MBIA), 5.55%, 11/01/33      12,629,790
                                                         ------------
                                                         $ 15,541,848
                                                         ------------
                              INSURED WATER & SEWER - 5.0%
Aaa       AAA       $ 6,500   Landis New Jersey Sewerage
                              Authority, Linked "CARS"
                              (FGIC), 5.65%, 9/19/19     $  6,248,970
Aaa       AAA         2,500   Middlesex County Utilities
                              Authority, Sewer Revenue,
                              (MBIA), Variable, 8/15/10
                              (1)                           2,645,425
Aaa       AAA         2,000   Township of Monroe, New
                              Jersey Municipal Utilities
                              Authority, (MBIA), 5.50%,
                              2/01/17                       1,882,380
Aaa       AAA         1,250   New Jersey Economic
                              Development Authority,
                              Middlesex Water Company,
                              (AMBAC), 5.20%, 10/01/22      1,107,550
Aaa       AAA         1,650   New Jersey Economic
                              Development Authority,
                              Hackensack Water Company,
                              (MBIA), 5.80%, 3/01/24        1,607,248
Aaa       AAA         1,270   Passaic Valley Water
                              Commissioners, (FGIC),
                              5.00%, 12/15/22               1,100,214
Aaa       AAA         6,130   West New York, New Jersey
                              Municipal Utilities
                              Authority, (FGIC), 5.125%,
                              12/15/17                      5,480,772
                                                         ------------
                                                         $ 20,072,559
                                                         ------------
                              LEASE/CERTIFICATE OF
                              PARTICIPATION - 3.7%
Baa1      A-        $   720   County of Atlantic, New
                              Jersey Public Facilities
                              Lease Agreement, 8.875%,
                              1/15/14                    $    929,902
Baa1      A-            785   County of Atlantic, New
                              Jersey Public Facilities
                              Lease Agreement, 8.875%,
                              1/15/15                       1,015,043
A1        NR          1,000   Township of Bedminster,
                              Board of Education,
                              7.125%, 9/01/10               1,092,370

--------------------------------------------------------------------------------
                   NEW JERSEY TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              LEASE/CERTIFICATE OF PARTICIPATION -
                              (CONTINUED)
Aa        AA-         1,000   Mercer County Improvement
                              Authority, Richard J.
                              Hughes Justice Complex,
                              6.05%, 1/01/14                1,000,510
Aa        AA-         2,000   Mercer County Improvement
                              Authority, Richard J.
                              Hughes Justice Complex,
                              6.05%, 1/01/15                2,001,020
Aa        AA-         1,500   Mercer County Improvement
                              Authority, Richard J.
                              Hughes Justice Complex,
                              6.05%, 1/01/16                1,500,465
Aa        AA-         1,500   Mercer County Improvement
                              Authority, Richard J.
                              Hughes Justice Complex,
                              6.05%, 1/01/17                1,500,465
Aa        AA-         5,420   New Jersey Building
                              Authority, 5.00%, 6/15/16     4,785,210
NR        A+          1,000   New Jersey Economic
                              Development Authority,
                              Performing Arts Center
                              Site Acquisition, 6.75%,
                              6/15/12                       1,049,580
                                                         ------------
                                                         $ 14,874,565
                                                         ------------
                              MISCELLANEOUS - 4.0%
A1        A+        $ 1,650   New Jersey Economic
                              Development Authority,
                              Economic Recovery Fund,
                              0%, 9/15/09                $    727,089
A1        A+          5,500   New Jersey Economic
                              Development Authority,
                              Economic Recovery Fund,
                              0%, 3/15/13                   1,911,525
NR        NR          7,600   New Jersey Sports and
                              Exposition Authority,
                              Monmouth Park, 8.00%,
                              1/01/25                       8,251,167
Aa        NR          6,000   New Jersey Sports and
                              Exposition Authority,
                              5.20%, 1/01/20                5,318,580
                                                         ------------
                                                         $ 16,208,361
                                                         ------------
                              SOLID WASTE - 6.8%
Ba        NR        $ 3,655   The Atlantic County
                              Utilities Authority, Solid
                              Waste Revenue, 7.125%,
                              3/01/16                    $  3,641,001
Ba        BBB+        6,125   Pollution Control
                              Financing Authority of
                              Camden County, (AMT),
                              7.50%, 12/01/09               6,237,639
Ba        NR          5,975   Mercer County Improvement
                              Authority, Solid Waste
                              System Revenue, (AMT), 0%,
                              4/01/14                       1,548,003
Ba        NR          6,000   Mercer County Improvement
                              Authority, Solid Waste
                              System Revenue, (AMT), 0%,
                              4/01/15                       1,445,940
Ba        NR          3,000   Mercer County Improvement
                              Authority, Solid Waste
                              System Revenue, (AMT), 0%,
                              4/01/16                         672,510

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
Ba        NR          1,500   Passaic County Utilities
                              Authority Solid Waste
                              System Revenue, 7.00%,
                              11/15/07                      1,485,795
NR        A-         11,930   Union County, New Jersey
                              Utilities Authority, Solid
                              Waste Revenue, (AMT),
                              7.20%, 6/15/14               12,411,376
                                                         ------------
                                                         $ 27,442,264
                                                         ------------
                              SPECIAL TAX - 0.2%
Baa1      BBB+      $   550   Puerto Rico Infrastructure
                              Financing Authority,
                              7.90%, 7/01/07             $    607,574
                                                         ------------
                              TRANSPORTATION - 15.1%
NR        BBB       $ 1,250   Guam Airport Authority,
                              (AMT), 6.60%, 10/01/10     $  1,263,675
NR        BBB         1,400   Guam Airport Authority,
                              6.50%, 10/01/23               1,390,886
NR        BBB         2,000   Guam Airport Authority,
                              (AMT), 6.70%, 10/01/23        1,999,740
A1        AA-         3,705   The Port Authority of New
                              York and New Jersey,
                              5.25%, 7/15/14                3,396,706
A1        AA-         9,500   The Port Authority of New
                              York and New Jersey,
                              7.35%, 10/01/27 (2)          10,438,315
A1        AA-         2,645   The Port Authority of New
                              York and New Jersey,
                              6.75%, 8/01/26                2,792,194
A1        AA-         5,000   The Port Authority of New
                              York and New Jersey,
                              (AMT), 6.25%, 1/15/27         4,999,750
A1        AA-         9,000   The Port Authority of New
                              York and New Jersey,
                              6.125%, 6/01/94               8,962,560
A1        AA-         5,000   The Port Authority of New
                              York and New Jersey,
                              5.375%, 3/01/28               4,561,400
Baa1      BB          5,100   The Port Authority of New
                              York and New Jersey, Delta
                              Air Lines Inc., 6.95%,
                              6/01/08                       5,356,428
Baa1      A           2,135   Puerto Rico Highway and
                              Transportation Authority,
                              6.625%, 7/01/12               2,216,963
Baa1      A           3,000   Puerto Rico Highway and
                              Transportation Authority,
                              5.25%, 7/01/21                2,638,110
Baa1      A           4,100   Puerto Rico Highway and
                              Transportation Authority,
                              6.625%, 7/01/18               4,243,131
Baa3      BB+         5,550   Puerto Rico Port
                              Authority, American
                              Airlines, (AMT), 6.30%,
                              6/01/23                       5,386,553

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              TRANSPORTATION - (CONTINUED)
NR        A+          1,115   South Jersey Port
                              Corporation, New Jersey
                              Marine Terminal, 6.875%,
                              1/01/20                       1,147,224
                                                         ------------
                                                         $ 60,793,635
                                                         ------------
                              UTILITY - 2.8%
NR        BBB       $   100   Guam Power Authority,
                              5.25%, 10/01/13            $     88,727
NR        BBB         1,500   Guam Power Authority,
                              5.25%, 10/01/23               1,267,485
NR        BBB         2,000   Guam Power Authority,
                              6.75%, 10/01/24               2,031,080
A3        BBB+          625   New Jersey Economic
                              Development Authority,
                              Elizabethtown Gas Co.,
                              (AMT), 6.75%, 10/01/21          632,337
A2        A           1,455   New Jersey Economic
                              Development Authority,
                              Natural Gas Facilities,
                              (AMT), 7.05%, 3/01/16         1,542,387
Baa1      A-            460   Puerto Rico Electric Power
                              Authority, 7.125%, 7/01/14      498,801
NR        NR          5,105   Virgin Islands Water and
                              Power Authority, Electric
                              System Revenue, 7.40%,
                              7/01/11                       5,318,032
                                                         ------------
                                                         $ 11,378,849
                                                         ------------
                              WATER & SEWER - 2.5%
A1        AA-       $ 2,000   Gloucester County
                              Utilities Authority,
                              6.50%, 1/01/21             $  2,062,600
A3        A           3,250   New Jersey Economic
                              Development Authority,
                              Elizabethtown Water
                              Revenue, (AMT), 6.70%,
                              8/01/21                       3,394,853
Aa        AA          1,400   New Jersey Wastewater
                              Treatment Trust, 7.25%,
                              5/15/08                       1,511,230

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
Aa        AA          1,000   New Jersey Wastewater
                              Treatment Trust, 6.875%,
                              6/15/09                       1,090,310
Aa        AA            250   New Jersey Wastewater
                              Treatment Trust, 7.00%,
                              6/15/10                         273,342
Aa        AA          1,000   New Jersey Wastewater
                              Treatment Trust, 6.00%,
                              7/01/10                       1,022,020
A1        AA            500   The Somerset Raritan
                              Valley Sewerage Authority,
                              6.75%, 7/01/10                  534,655
                                                         ------------
                                                         $  9,889,010
                                                         ------------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS (IDENTIFIED
                              COST, $389,842,758)        $403,485,415
                                                         ============

(1) The above designated securities have been issued as inverse floater bonds.
(2) Security has been segregated to cover margin requirements for open financial futures contracts.

The Portfolio primarily invests in debt securities issued by New Jersey municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1995, 27.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.1% to 14.5% of total investments.
                       See notes to financial statements

--------------------------------------------------------------------------------
                        Pennsylvania Tax Free Portfolio
                    Portfolio of Investments - July 31, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              COGENERATION - 5.3%
NR        NR        $12,000   Pennsylvania Economic
                              Development Authority,
                              Northampton Generating
                              Project, (AMT), 6.50%,
                              1/01/13                    $ 11,599,320
NR        BBB-        9,000   Pennsylvania Economic
                              Development Authority,
                              Colver Project, (AMT),
                              7.125%, 12/01/15              9,437,490
NR        BBB-        5,000   Pennsylvania Economic
                              Development Authority,
                              Colver Project, (AMT),
                              7.15%, 12/01/18               5,212,250
                                                         ------------
                                                         $ 26,249,060
                                                         ------------
                              EDUCATION - 5.3%
NR        BBB       $ 4,865   Erie Higher Education
                              Building Authority,
                              Mercyhurst College, 5.75%,
                              3/15/20                    $  4,370,132
Baa1      NR          1,500   Latrobe, Saint Vincent
                              College, 6.75%, 5/01/24       1,535,460
NR        AAA         2,000   Lehigh County, Allentown
                              College of St. Francis,
                              6.75%, 12/15/12               2,129,440
Aa        AA          3,700   Pennsylvania, University
                              of Pennsylvania, 6.625%,
                              1/01/17                       3,733,041
NR        A-          4,225   Scranton-Lackawanna,
                              Pennsylvania University,
                              University of Scranton,
                              6.40%, 3/01/07                4,368,185
NR        AA          9,700   Swarthmore Borough,
                              Swarthmore College, 6.00%,
                              9/15/20                       9,649,366
                                                         ------------
                                                         $ 25,785,624
                                                         ------------
                              ESCROWED - 6.5%
Aaa       AAA       $ 5,600   Berks County, GO, (FGIC),
                              Variable, 11/15/20 (1)     $  6,412,000
Aaa       A-          1,750   Chester County, HEFA, Bryn
                              Mar Hospitals, 6.75%,
                              7/01/14                       1,990,468
Aaa       AAA         3,195   Derry Township School
                              District, GO, (AMBAC),
                              6.20%, 9/01/08                3,430,951
Aaa       AAA         2,000   Doylestown Hospital
                              Authority, Doylestown
                              Hospital, (AMBAC), 6.90%,
                              7/01/19                       2,219,120
Aaa       AAA         1,405   Lycoming County, GO,
                              (FGIC), 6.40%, 8/15/11        1,540,765
Aaa       AAA           945   Lycoming County, GO,
                              (FGIC), 6.40%, 8/15/11        1,036,315
NR        A-          1,000   Pennsylvania, HEFA,
                              Elizabeth College, 7.25%,
                              6/15/11                       1,150,140
NR        A-          6,900   Pennsylvania IDA, Economic
                              Development, 7.00%,
                              1/01/11                       7,853,649
NR        A-          5,155   Philadelphia, Hospital and
                              Higher Education Facility
                              Authority, Presbyterian
                              Medical Center, 6.50%,
                              12/01/11                      5,646,684

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
Aaa       AAA           500   York County Hospital
                              Authority, York Hospital,
                              (AMBAC), 7.00%, 7/01/21         565,985
                                                         ------------
                                                         $ 31,846,077
                                                         ------------
                              GENERAL OBLIGATIONS - 4.8%
NR        A         $ 4,725   Chester Upland School
                              District, 6.375%, 9/01/12  $  4,828,383
NR        A           3,000   Chester Upland School
                              District, 6.375%, 9/01/21     3,038,070
A1        AA-           465   Commonwealth of
                              Pennsylvania, 6.75%,
                              1/01/07                         498,182
A1        AA-           500   Commonwealth of
                              Pennsylvania, 6.75%,
                              1/01/08                         534,465
A1        AA-         5,435   Commonwealth of
                              Pennsylvania, 6.50%,
                              11/01/09                      5,729,251
A1        AA-         2,000   Commonwealth of
                              Pennsylvania, 6.375%,
                              9/15/12                       2,074,740
NR        A           3,000   Dauphin County, 6.90%,
                              6/02/26                       3,166,320
A1        A+          2,050   Lower Providence Township
                              Sewer Authority
                              Guaranteed, 6.75%, 5/01/22    2,142,066
NR        A           1,950   McKeesport Area School
                              District, 5.00%, 4/01/13      1,741,194
                                                         ------------
                                                         $ 23,752,671
                                                         ------------
                              HOSPITALS - 22.6%
NR        AAA       $ 2,470   Allegheny County, IDA,
                              Presbyterian Medical
                              Center, 6.75%, 2/01/26     $  2,548,842
NR        A-          4,000   Butler County IDA,
                              Sherwood Oaks, 5.75%,
                              6/01/16                       3,588,520
NR        AA-        12,000   Chester County, HEFA,
                              (Main Line Health System),
                              5.50%, 5/15/15               11,139,000
Baa       BBB         2,000   Dauphin County Hospital
                              Authority, Community
                              General Osteopathic
                              Hospital, 7.375%, 6/01/16     2,085,880
NR        A-         10,250   Delaware County, Riddle
                              Memorial Hospital, 6.50%,
                              1/01/22                       9,813,863
NR        NR          4,755   Hazelton Luzerne County,
                              Saint Joseph Medical
                              Center, 8.375%, 7/01/12       4,892,895
Baa1      NR          2,670   Indiana County Hospital
                              Authority, Indiana
                              Hospital, 7.125%, 7/01/23     2,689,838
NR        BBB+        3,500   Lebanon County, Good
                              Samaritan Hospital, 6.00%,
                              11/15/18                      3,148,285
Baa1      A           3,250   Lehigh County, Muhlenberg
                              Hospital, 6.60%, 7/15/22      3,233,620
NR        BBB-        5,405   McKean County Hospital
                              Authority, Bradford
                              Hospital, 6.10%, 10/01/20     4,591,115

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              HOSPITALS - (CONTINUED)
NR        BBB+        2,615   Montgomery County,
                              Pottstown Medical Center,
                              6.875%, 11/15/20              2,597,558
A1        A+            500   PA Hospital and Higher
                              Education Facility
                              Authority, Allegheny
                              General Hospital, 7.25%,
                              9/01/17                         536,535
A         BBB+        8,500   PA Hospital and Higher
                              Education Facility
                              Authority, Albert Einstein
                              Medical Center, 7.625%,
                              4/01/11                       9,054,965
Baa1      BBB+       12,800   PA Hospital and Higher
                              Education Facility
                              Authority, Graduate Health
                              System, 6.625%, 7/01/21      12,228,480
Aa        AA          4,500   PA Hospital and Higher
                              Education Facility
                              Authority, Children's
                              Hospital, 5.50%, 2/15/22      4,125,060
Baa1      A-         10,515   PA Hospital and Higher
                              Education Facility
                              Authority, Temple
                              University Hospital,
                              6.625%, 11/15/23             10,517,418
Aa        AA         10,200   PA Hospital and Higher
                              Education Facility
                              Authority, Children's
                              Hospital, 5.00%, 2/15/21      8,745,276
Aa        NR          4,750   Pottsville, Hospital
                              Authority, Daughters of
                              Charity, 5.00%, 8/15/12       4,238,093
Baa       NR          4,115   Somerset County, Hospital
                              Authority, Somerset
                              County, Somerset Community
                              Hospital Project, 6.750%,
                              3/01/11                       3,950,359
A         NR          7,000   Washington County,
                              Hospital Authority,
                              Monongahela Valley
                              Hospital, 6.75%, 12/01/08     7,324,310
                                                         ------------
                                                         $111,049,912
                                                         ------------
                              HOUSING - 12.3%
NR        AAA       $ 1,000   Bucks County, Mortgage
                              Revenue Bonds, Warminster
                              Heights Project, Section
                              8-A, 6.80%, 8/01/12        $  1,029,520
NR        NR          2,680   Chester County, IDA,
                              8.05%, 1/01/24                2,688,120
A1        A+          3,000   Pennsylvania HFA MF,
                              7.60%, 7/01/13                3,210,330
Aaa       NR          3,000   Philadelphia Redevelopment
                              Authority, MF, 6.95%,
                              5/15/24                       3,102,450
Aaa       NR          2,175   Allegheny County
                              Residential Finance
                              Authority, SFMR, (GNMA),
                              7.15%, 6/01/17                2,212,410
Aa        AA          5,700   Pennsylvania HFA SFMR,
                              (AMT), 6.75%, 4/01/16         5,816,451
Aa        AA          3,730   Pennsylvania HFA SFMR,
                              6.90%, 4/01/17                3,834,627

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
Aa        AA          4,000   Pennsylvania HFA SFMR,
                              6.85%, 4/01/16                4,099,080
Aa        AA            300   Pennsylvania HFA SFMR,
                              7.40%, 10/01/09                 313,026
Aa        AA            770   Pennsylvania HFA SFMR,
                              7.20%, 10/01/11                 809,124
Aa        AA            695   Pennsylvania HFA SFMR,
                              7.375%, 10/01/16                720,048
Aa        AA          1,000   Pennsylvania HFA SFMR,
                              (AMT), Variable, 10/01/23
                              (1)                           1,059,990
Aa        AA          5,500   Pennsylvania HFA SFMR,
                              (AMT), 6.85%, 4/01/25         5,637,280
Aa        AA          8,350   Pennsylvania HFA SFMR,
                              (AMT), 7.50%, 10/01/25        8,868,034
Aa        AA         10,000   Pennsylvania HFA SFMR,
                              (AMT), 6.65%, 10/01/21       10,177,400
A1        A           4,235   Urban Redevelopment
                              Authority of Pittsburgh
                              Mortgage Revenue Bonds,
                              (AMT), 7.10%, 4/01/24         4,259,563
A1        A             265   Urban Redevelopment
                              Authority of Pittsburgh,
                              7.45%, 4/01/10                  278,663
A1        A           1,000   Urban Redevelopment
                              Authority of Pittsburgh
                              Mortgage Revenue Bonds,
                              7.125%, 4/01/15               1,040,790
A1        A           1,055   Urban Redevelopment
                              Authority of Pittsburgh
                              Mortgage Revenue Bonds,
                              (AMT), 7.40%, 4/01/24         1,096,630
                                                         ------------
                                                         $ 60,253,536
                                                         ------------
                              INDUSTRIAL DEVELOPMENT
                              AUTHORITY - 8.7%
A3        A         $ 6,950   Butler County IDA,
                              Witco Corporation Project,
                              5.85%, 12/01/23            $  6,573,449
NR        BBB         1,005   Clearfield County IDA,
                              Kmart Corporation,
                              6.80%, 5/15/07                1,030,095
NR        A+          4,000   Franklin County IDA,
                              Corning Incorporated,
                              6.25%, 8/01/05                4,206,280
NR        AAA         8,750   Mercer County IDA,
                              Hillcrest Nursing Center,
                              0%, 1/15/13                   2,475,375
A2        A          12,000   New Morgan IDA, New Morgan
                              Landfill, (AMT), 6.50%,
                              4/01/19                      12,155,040
Baa2      BBB-        5,000   Pennsylvania, IDA,
                              Macmilliam Project, (AMT),
                              7.60%, 12/01/20               5,385,950
Baa1      BBB+        4,450   Pennsylvania, IDA, Sun
                              Company Project, (AMT),
                              7.60%, 12/01/24               4,807,868
A2        A           6,025   Washington County IDA,
                              West Penn Power, 6.05%,
                              4/01/14                       5,964,630
                                                         ------------
                                                         $ 42,598,687
                                                         ------------

--------------------------------------------------------------------------------
                  PENNSYLVANIA TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              INSURED AIRPORTS - 1.2%
Aaa       AAA       $ 6,000   Philadelphia Airport,
                              (AMBAC), (AMT), 6.00%,
                              6/15/15                    $  5,903,760
                                                         ------------
                              INSURED EDUCATION - 1.1%
Aaa       AAA       $ 2,500   Pennsylvania Higher
                              Education Assistance
                              Agency Student Loan
                              Revenue Bonds, (AMBAC),
                              (AMT), 7.15%, 9/01/21      $  2,639,200
Aaa       AAA         1,500   Pennsylvania Higher
                              Education Assistance
                              Agency Student Loan
                              Revenue Bonds, (AMBAC),
                              (AMT), Variable, 3/01/22
                              (1)                           1,441,965
Aaa       AAA           700   Pennsylvania Higher
                              Education Assistance
                              Agency Student Loan
                              Revenue Bonds, (AMBAC),
                              (AMT), Variable, 9/01/26
                              (1)                             744,744
Aaa       AAA           800   Pennsylvania Higher
                              Education Assistance
                              Agency Student Loan
                              Revenue Bonds, (AMBAC),
                              (AMT), 6.40%, 3/01/22           808,712
                                                         ------------
                                                         $  5,634,621
                                                         ------------
                              INSURED GENERAL OBLIGATION - 3.0%
Aaa       AAA       $ 1,750   Deer Lakes School
                              District, (MBIA), 6.45%,
                              1/15/19                    $  1,792,210
Aaa       AAA         2,170   Elizabeth Forward School
                              District, (MBIA), 0%,
                              9/01/20                         454,701
Aaa       AAA         2,170   Elizabeth Forward School
                              District, (MBIA), 0%,
                              9/01/21                         427,230
Aaa       AAA         2,170   Elizabeth Forward School
                              District, (MBIA), 0%,
                              9/01/22                         401,407
Aaa       AAA         2,170   Elizabeth Forward School
                              District, (MBIA), 0%,
                              9/01/23                         377,168
Aaa       AAA         4,345   Elizabeth Forward School
                              District, (MBIA), 0%,
                              9/01/24                         709,582
Aaa       AAA         1,460   Haverford School District,
                              (FGIC), 6.125%, 6/01/14       1,477,199
Aaa       AAA         4,500   Keystone Oaks School
                              District, (AMBAC),
                              Variable,
                              9/01/16 (1)                   4,348,170
Aaa       AAA         1,430   Mars Area School District,
                              (MBIA), 0%, 3/01/14             474,245
Aaa       AAA           655   Rochester Area School
                              District, (AMBAC), 0%,
                              5/01/10                         278,703
Aaa       AAA         2,795   Venango County, (AMBAC),
                              6.30%, 12/01/19               2,850,453
Aaa       AAA         1,000   West Allegheny County
                              School District, (AMBAC),
                              6.60%, 2/01/09                1,034,210
                                                         ------------
                                                         $ 14,625,278
                                                         ------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              INSURED HOSPITAL - 7.1%
Aaa       AAA       $ 1,170   Allegheny County,
                              Children's Hospital of
                              Pittsburgh, (MBIA), 6.75%,
                              7/01/08                    $  1,234,175
Aaa       AAA         3,750   Allegheny County, Magee-
                              Womens Hospital, (FGIC),
                              0%, 10/01/15                  1,114,425
Aaa       AAA         1,400   Armstrong County Saint
                              Francis Health Care,
                              (AMBAC), 6.25%, 6/01/13       1,430,296
Aaa       AAA         2,500   Armstrong County Saint
                              Francis Health Care,
                              (AMBAC), 6.00%, 8/15/08       2,557,425
Aaa       AAA         4,400   Bucks County, IDA, Grand
                              View Hospital, (AMBAC),
                              5.25%, 7/01/21                3,889,864
Aaa       AAA           775   Carbon County, Gnaden
                              Memorial Hospital,
                              (AMBAC), 7.00%, 11/15/14        825,243
Aaa       AAA           750   Erie County Hospital
                              Authority, Harlot Medical
                              Center, (AMBAC), 7.10%,
                              2/15/10                         811,313
Aaa       AAA           230   Lehigh County Health East,
                              Incorporated, (MBIA),
                              7.00%, 7/01/15                  244,801
Aaa       AAA         5,000   Lehigh County, St. Luke's
                              Hospital, (AMBAC), 6.25%,
                              7/01/22                       5,091,850
Aaa       AAA         1,000   Montgomery County,
                              Abington Memorial
                              Hospital, (AMBAC),
                              Variable,
                              6/01/11 (1)                   1,111,250
Aaa       AAA         5,000   Philadelphia Hospital and
                              Higher Education,
                              Pennsylvania Hospital,
                              (FGIC), Variable, 2/15/12
                              (1)                           4,368,500
Aaa       AAA         3,500   Sayre Health Care
                              Facilities Authority,
                              Guthrie Healthcare System,
                              (AMBAC), 6.00%, 3/01/21       3,490,690
Aaa       AAA         1,500   Scranton-Lackawanna, Mercy
                              Health Systems, (MBIA),
                              6.90%, 1/01/23                1,577,370
Aaa       AAA         7,500   Washington County,
                              Shadyside Hospital,
                              (AMBAC), 5.75%, 12/15/14      7,277,924
                                                         ------------
                                                         $ 35,025,126
                                                         ------------
                              INSURED LEASE - 4.1%
Aaa       AAA       $ 4,595   Harrisburg Authority,
                              Dauphin County, Lease
                              Revenue, (CGIC), 6.25%,
                              6/01/10                    $  4,904,335
Aaa       AAA         3,000   Northumberland County,
                              Lease Revenue, (MBIA), 0%,
                              10/15/12                      1,109,040
Aaa       AAA         5,600   Philadelphia Muni
                              Authority, Lease Revenue,
                              (FGIC), 5.625%, 11/15/18      5,317,592

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              INSURED LEASE - (CONTINUED)
Aaa       AAA        10,000   Commonwealth of
                              Pennsylvania, Lease
                              Revenue, (AMBAC), 5.00%,
                              7/01/15                       8,751,600
                                                         ------------
                                                         $ 20,082,567
                                                         ------------
                              INSURED UTILITIES - 3.9%
Aaa       AAA       $ 4,000   Beaver County IDA, Ohio
                              Edison Company, (FGIC),
                              7.00%, 6/01/21             $  4,270,880
Aaa       AAA        10,000   Beaver County IDA, Ohio
                              Edison Company, (FGIC),
                              7.05%, 10/01/20              10,708,500
Aaa       AAA         3,800   Puerto Rico Electric Power
                              Authority, (FSA),
                              Variable, 7/01/02 (1)         4,116,578
                                                         ------------
                                                         $ 19,095,958
                                                         ------------
                              INSURED WATER & SEWER - 6.2%
Aaa       AAA       $ 2,750   Allegheny County, Sewer
                              Revenue, (FGIC), 0%,
                              12/01/08                   $  1,296,845
Aaa       AAA         9,000   Bethlehem Authority,
                              Northampton and Lehigh
                              Counties, Water Revenue
                              Bonds, (MBIA), 4.875%,
                              11/15/14                      7,805,070
Aaa       AAA         2,500   City of Philadelphia,
                              Water and Wastewater,
                              (FGIC), Variable, 6/15/12
                              (1)                           2,350,000
Aaa       AAA         9,000   City of Philadelphia,
                              Water and Wastewater,
                              (CGIC), 5.50%, 6/15/15        8,441,280
Aaa       AAA         2,460   City of Philadelphia,
                              Water and Wastewater,
                              (CGIC), 5.00%, 6/15/16        2,145,440
Aaa       AAA         8,920   City of Philadelphia,
                              Water and Wastewater,
                              (MBIA), 5.60%, 8/01/18        8,435,555
                                                         ------------
                                                         $ 30,474,190
                                                         ------------
                              MISCELLANEOUS - 3.8%
NR        AA        $   870   Pennsylvania
                              Infrastructure Investment
                              Authority, Pennvest,
                              6.80%, 9/01/10             $    922,487
NR        A          16,950   Pennsylvania Finance
                              Authority, Beaver County,
                              6.60%, 11/01/09              17,744,277
                                                         ------------
                                                         $ 18,666,764
                                                         ------------
                              NURSING HOMES - 1.3%
NR        NR        $ 3,500   Montgomery County IDA,
                              Geriatric Health Care
                              Institute, 8.375%, 7/01/23 $  3,493,910
NR        NR          1,460   Westmoreland County IDA,
                              Highland Health System,
                              9.25%, 6/01/22                1,517,860

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
NR        NR          1,190   Philadelphia Hospital and
                              Higher Education
                              Facilities Authority,
                              Philadelphia Protestant,
                              8.625%, 7/01/21               1,200,995
                                                         ------------
                                                         $  6,212,765
                                                         ------------
                              SPECIAL TAX REVENUE - 0.1%
Baa1      BBB+      $   500   Puerto Rico Special Tax
                              Revenue, 7.50%, 7/01/09    $    535,485
                                                         ------------
                              TRANSPORTATION - 0.3%
Baa1      A         $ 1,500   Puerto Rico Commonwealth
                              Highway, 5.50%, 7/01/13    $  1,415,115
                                                         ------------
                              UTILITIES - 2.2%
Baa3      BB+       $   500   Beaver County, IDA, Ohio
                              Edison Company, 7.75%,
                              9/01/24                    $    524,550
Baa1      BBB+        3,250   Delaware County, IDA,
                              Philadelphia Electric
                              Company, 7.375%, 4/01/21      3,462,745
Baa1      BBB+        4,070   Montgomery County, IDA,
                              Philadelphia Electric
                              Company, (AMT), 7.60%,
                              4/01/21                       4,337,358
Baa1      A-          3,370   Puerto Rico Electric Power
                              Authority Power Revenue,
                              0%, 7/01/17                     863,866
NR        NR          1,500   Virgin Islands Water and
                              Power Authority, 7.40%,
                              7/01/11                       1,562,595
                                                         ------------
                                                         $ 10,751,114
                                                         ------------
                              WATER & SEWER REVENUE - 0.2%
Baa1      A         $ 1,000   Puerto Rico Aqueduct and
                              Sewer Authority, 7.90%,
                              7/01/07                    $  1,109,020
                                                         ------------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS (IDENTIFIED
                              COST, $477,086,127)        $491,067,330
                                                         ============

(1) The above designated securities have been issued as inverse floater bonds.

The Portfolio primarily invests in debt securities issued by Pennsylvania municipalities. The ability of the issuers of debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1995, 28.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.4% to 11.5% of total investments.

                       See notes to financial statements

--------------------------------------------------------------------------------
                            Texas Tax Free Portfolio
                    Portfolio of Investments - July 31, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY               VALUE
---------------------------------------------------------------------
                              EDUCATION - 3.7%
A         NR         $  700   Brazos Higher Education
                              Authority, Texas Student
                              Loan Subordinate, 6.50%,
                              6/01/04                     $   727,524
Aa1       AA            250   University of Texas, 6.75%,
                              8/15/13 (1)                     267,055
                                                          -----------
                                                          $   994,579
                                                          -----------
                              ELECTRIC UTILITIES - 1.6%
NR        BBB        $  500   Guam Power Authority,
                              5.25%, 10/01/23             $   422,495
                                                          -----------
                              ESCROWED - 3.6%
Baa1      BBB        $  200   Bexar County, Texas, St.
                              Luke's Lutheran Hospital,
                              7.00%, 5/01/21              $   227,466
Aaa       NR          1,000   Central Texas Housing
                              Corporation Single Family,
                              0%, 9/01/16                     270,510
Aaa       AAA            85   Harris County Texas Toll
                              Road Unlimited Tax and
                              Subordinate Lien (AMBAC),
                              6.625%, 8/15/17                  90,796
Aaa       AAA           200   Montgomery County, Texas
                              Hospital District (FSA),
                              6.625%, 4/01/17                 224,720
Aaa       AAA           150   Texas National Research Lab
                              Super Collider, 6.95%,
                              12/01/12                        167,802
                                                          -----------
                                                          $   981,294
                                                          -----------
                              GENERAL OBLIGATIONS - 16.8%
Aaa       AAA        $1,000   Bastrop, Texas Independent
                              School District U.T.G.O.
                              (PSF), 0.00%, 2/15/13       $   349,880
Aaa       NR            500   Crandall, Texas Independent
                              School District U.T.G.O.
                              (PSF), 6.00%, 2/15/24           495,935
Aaa       AAA         1,000   Cypress-Fairbanks, Texas
                              Independent School District
                              U.T.G.O. (PSF), 5.25%,
                              2/15/19                         904,900
Aaa       AAA           550   Grand Prairie, Texas
                              Independent School District
                              U.T.G.O. (PSF), 0%, 2/15/12     202,680
Aaa       AA+           350   Irving, Texas L.T.G.O.
                              4.875%, 9/15/14 (1)             309,544
Aaa       AAA         1,000   Round Rock, Texas
                              Independent School District
                              U.T.G.O. (PSF), 5.50%,
                              8/01/15                         948,900
Aa        AA            250   Texas Veterans' Housing
                              Assistance U.T.G.O. (AMT),
                              6.45%, 6/01/23                  247,420
Aa        AA            690   Texas Veterans' Housing
                              Assistance U.T.G.O. (AMT),
                              6.70%, 12/01/24                 697,321
Aa        AA            395   Texas Veterans' Housing
                              Assistance U.T.G.O. (AMT),
                              6.80%, 12/01/23                 401,980
                                                          -----------
                                                          $ 4,558,560
                                                          -----------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              HEALTH CARE - 1.9%
NR        NR         $  500   Bell County, Texas HFC
                              Elder Care Facilities,
                              9.00%, 11/01/24             $   523,725
                                                          -----------
                              HOSPITALS - 11.1%
NR        BBB        $  500   Denison, Texas, Texoma
                              Medical Center, 7.10%,
                              8/15/24                     $   502,255
A         A-            100   Ector County, Texas
                              Hospital District, 7.30%,
                              4/15/12                         105,170
A         A-            100   Harris County, Texas
                              Hospital District, 7.125%,
                              6/01/15                         104,750
A         A-          1,100   Harris County, Texas
                              Hospital District, Memorial
                              Hospital System, 6.625%,
                              6/01/24                       1,114,696
Aa        AA            250   McAllen Health Facilities,
                              Texas, Sisters of Mercy,
                              5.00%, 6/01/15                  220,160
A1        NR          1,000   Tarrant County, Texas,
                              Methodist Health System,
                              6.00%, 9/01/24                  971,830
                                                          -----------
                                                          $ 3,018,861
                                                          -----------
                              HOUSING - 4.2%
Aa        NR         $  400   Kaufman, Texas HDC
                              Multifamily (FHA) Section
                              8, 6.00%, 2/01/22           $   377,764
NR        A             750   Travis County, Texas HFC
                              Multifamily Travis Station
                              Apartments, 6.75%, 4/01/19      762,435
                                                          -----------
                                                          $ 1,140,199
                                                          -----------
                              INDUSTRIAL DEVELOPMENT REVENUE/
                              POLLUTION CONTROL REVENUE - 7.0%
Baa1      BBB        $  450   Gulf Coast, Texas Waste
                              Disposal Authority,
                              Champion International
                              (AMT), 7.25%, 4/01/17       $   481,401
A2        A+          1,000   Port Corpus Christi, Texas,
                              Hoechst Celanese
                              Corporation, 6.875%,
                              4/01/17                       1,048,690
Baa2      BBB           400   West Side Calhoun County
                              Navigation District, Texas,
                              Union Carbide (AMT), 6.40%,
                              5/01/23                         380,572
                                                          -----------
                                                          $ 1,910,663
                                                          -----------
                              INSURED EDUCATION - 0.4%
Aaa       AAA        $  100   Southwest, Texas, Southern
                              Methodist University
                              (FGIC), 6.375%, 10/01/13    $   104,393
                                                          -----------
                              INSURED ELECTRIC UTILITIES - 14.5%
Aaa       AAA        $1,000   Austin, Texas Utility
                              System (FGIC), 6.25%,
                              5/15/16                     $ 1,020,160
Aaa       AAA           250   Brazos River Authority,
                              Texas, Houston Lighting and
                              Power Company (FGIC),
                              7.20%, 12/01/18                 267,497

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY               VALUE
---------------------------------------------------------------------
                              INSURED ELECTRIC UTILITIES -
                              (CONTINUED)
Aaa       AAA            75   Brazos River Authority,
                              Texas, Houston Light and
                              Power (AMBAC), 6.70%,
                              3/01/17                          78,424
Aaa       AAA         1,050   Corpus Christi, Texas
                              Utility System (MBIA),
                              5.20%, 7/15/13                  960,561
Aaa       AAA           500   Lower Colorado River
                              Authority Junior Lien,
                              Texas (FGIC), 0%, 1/01/12       183,855
Aaa       AAA           605   Montgomery County, Texas
                              MUD #47 Water & Sewer
                              (AMBAC), 6.125%, 10/01/20       607,432
Aaa       AAA           100   Sabine River Authority,
                              Texas, Utilities Electric
                              Company (FGIC), 6.55%,
                              10/01/22                        103,182
Aaa       AAA         1,395   Texas Municipal Power
                              Agency (MBIA), 0%, 9/01/13      463,405
Aaa       AAA         1,000   Texas Municipal Power
                              Agency (MBIA), 0%, 9/01/17      254,790
                                                          -----------
                                                          $ 3,939,306
                                                          -----------
                              INSURED GENERAL OBLIGATION - 1.9%
Aaa       AAA        $  100   Brownsville, Texas
                              Navigation District
                              (AMBAC), 6.25%, 3/01/14     $   102,245
Aaa       AAA           500   Ector County, Texas G.O.
                              (AMBAC), 4.25%, 2/15/10         426,335
                                                          -----------
                                                          $   528,580
                                                          -----------
                              INSURED HOSPITAL - 6.6%
Aaa       AAA        $  250   Coastal Bend, Texas HFC
                              Incarnate Word Health
                              Services (AMBAC), 6.30%,
                              1/01/17                     $   254,058
Aaa       AAA           500   Harris County, Texas HFC
                              Hermann Hospital (MBIA),
                              6.375%, 10/01/24 (1)            507,320
Aaa       AAA         1,000   Tyler County, Texas HFC
                              Mother Frances Hospital
                              (FGIC), 6.50%, 7/01/22        1,029,190
                                                          -----------
                                                          $ 1,790,568
                                                          -----------
                              INSURED LEASE/COP - 1.7%
Aaa       AAA        $  500   East Texas Jails, Angelina
                              County Project (MBIA),
                              5.25%, 5/01/14              $   459,665
                                                          -----------
                              INSURED TRANSPORTATION - 12.0%
Aaa       AAA        $  500   Dallas-Fort Worth
                              International Airport,
                              Texas (MBIA), 6.00%,
                              11/01/12                    $   504,175
Aaa       AAA           500   Dallas-Fort Worth
                              International Airport,
                              Texas (FGIC), 5.625%,
                              11/01/15                        475,890
Aaa       AAA           500   Harris County, Texas Toll
                              Road Senior Lien (AMBAC),
                              5.30%, 8/15/13                  465,385
Aaa       AAA         2,000   Harris County, Texas Toll
                              Road Subordinate Lien
                              (FGIC), 5.375%, 8/15/20       1,819,820
                                                          -----------
                                                          $ 3,265,270
                                                          -----------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY               VALUE
---------------------------------------------------------------------
                              INSURED WATER & SEWER - 1.7%
Aaa       AAA        $  520   Tarrant County, Texas Water
                              and Improvement District
                              Number One (AMBAC), 4.75%,
                              3/01/12                     $   450,819
                                                          -----------
                              LEASE/COP - 0.9%
NR        BBB-       $  250   Rio Grande, Texas
                              Independent School District
                              Lease, 6.75%, 7/15/10       $   241,558
                                                          -----------
                              MISCELLANEOUS - 5.9%
Baa2      BB+        $  505   Alliance Airport Authority,
                              Texas, American Airlines,
                              7.50%, 12/01/29             $   524,180
Aaa       AAA         1,000   Austin, Texas Hotel
                              Occupancy Tax Revenue,
                              5.125% (AMBAC), 11/15/19        882,970
NR        NR            250   Retama Development, Texas,
                              Retama Racetrack, 8.75%,
                              12/15/18                        200,000
                                                          -----------
                                                          $ 1,607,150
                                                          -----------
                              TRANSPORTATION - 3.7%
Ba1       BB         $  235   Dallas-Fort Worth Texas
                              Airport, Delta Airlines
                              (AMT), 7.125%, 11/01/26     $   239,872
Baa2      BB+           225   Dallas-Fort Worth Texas
                              Airport, Delta Airlines
                              (AMT), 7.50%, 11/01/25          233,986
NR        BBB           255   Guam Airport Authority
                              (AMT), 6.70%, 10/01/23          254,967
Aa        AA             25   Harris County, Texas Toll
                              Road, Subordinate Lien,
                              6.75%, 8/01/14                   26,726
Baa3      BB+           250   Puerto Rico Ports
                              Authority, American
                              Airlines (AMT), 6.30%,
                              6/01/23                         242,637
                                                          -----------
                                                          $   998,188
                                                          -----------
                              WATER & SEWER REVENUE - 0.8%
Aa        AA         $  250   Dallas, Texas Water and
                              Sewer, 5.00%, 4/01/09       $   236,018
                                                          -----------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS (IDENTIFIED
                              COST, $26,750,393)          $27,171,891
                                                          ===========

(1) Security has been segregated to cover margin requirements for open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Texas municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1995, 55.3% of the securities in the portfolio of investments are backed by bond insurance of various financial guaranty assurance agencies. The aggregate percentage by financial institution ranges from 0.8% to 18.4% of total investments.

                       See notes to financial statements

--------------------------------------------------------------------------------
                              Tax Free Portfolios
                              Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                 July 31, 1995
--------------------------------------------------------------------------------

                                                            ARIZONA        COLORADO      CONNECTICUT       MICHIGAN
                                                           PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                          ------------    -----------    ------------    ------------
ASSETS:
  Investments --
     Identified cost                                      $140,218,111    $44,277,269   $192,808,845     $182,066,681
     Unrealized appreciation (depreciation)                  3,828,622      1,159,426     (1,554,336)       4,460,215
                                                          ------------    -----------   ------------     ------------
       Total investments, at value (Note 1A)              $144,046,733    $45,436,695   $191,254,509     $186,526,896
  Cash                                                             426        687,824      1,592,566        2,048,393
  Receivable for investments sold                                   --         35,463             --          800,000
  Interest receivable                                        1,411,599        596,740      2,509,768        2,949,373
  Deferred organization expenses (Note 1D)                       4,476          1,464          6,823            6,501
                                                          ------------    -----------   ------------     ------------
          Total assets                                    $145,463,234    $46,758,186   $195,363,666     $192,331,163
                                                          ------------    -----------   ------------     ------------
LIABILITIES:
  Payable for when issued securities (Note 1F)            $         --    $   658,200   $         --     $    964,896
  Payable for daily variation margin on open financial
     futures contracts (Note 1E)                                33,469         20,719         77,031           99,875
  Demand note payable (Note 5)                                 903,000             --             --               --
  Payable to affiliates --
     Trustees' fees                                                669            135            919              889
     Custodian fees                                              2,924            639          3,823               --
  Accrued expenses                                               2,157          1,327          6,104            2,522
                                                          ------------    -----------   ------------     ------------
          Total liabilities                               $    942,219    $   681,020   $     87,877     $  1,068,182
                                                          ------------    -----------   ------------     ------------
Net Assets applicable to investors' interest in
  Portfolio                                               $144,521,015    $46,077,166   $195,275,789     $191,262,981
                                                          ============    ===========   ============     ============
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
     withdrawals                                          $140,643,966    $44,887,762   $196,718,666     $186,667,067
  Unrealized appreciation (depreciation) of investments
     and financial futures contracts (computed on the
     basis ofidentified cost)                                3,877,049      1,189,404     (1,442,877)       4,595,914
                                                          ------------    -----------   ------------     ------------
          Total                                           $144,521,015    $46,077,166   $195,275,789     $191,262,981
                                                          ============    ===========   ============     ============

                       See notes to financial statements

--------------------------------------------------------------------------------

                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                 July 31, 1995
--------------------------------------------------------------------------------

                                                            MINNESOTA      NEW JERSEY     PENNSYLVANIA       TEXAS
                                                            PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                           -----------    ------------    ------------    -----------
ASSETS:
  Investments --
     Identified cost                                       $78,851,048    $389,842,758   $477,086,127     $26,750,393
     Unrealized appreciation                                 2,570,065      13,642,657     13,981,203         421,498
                                                           -----------    ------------   ------------     -----------
       Total investments, at value (Note 1A)               $81,421,113    $403,485,415   $491,067,330     $27,171,891
  Cash                                                         400,411       1,075,446      4,181,885       1,058,371
  Receivable for investments sold                                   --       3,861,470         30,000              --
  Interest receivable                                        1,168,552       5,337,412      6,962,611         472,632
  Receivable from the Investment Adviser (Note 2)                   --              --             --          18,606
  Deferred organization expenses (Note 1D)                       2,508          11,270         13,558           1,415
                                                           -----------    ------------   ------------     -----------
          Total assets                                     $82,992,584    $413,771,013   $502,255,384     $28,722,915
                                                           -----------    ------------   ------------     -----------
LIABILITIES:
  Payable for investments purchased                        $        --    $  2,654,715   $         --     $   479,270
  Payable for daily variation margin on open financial
     futures contracts (Note 1E)                                21,250          66,406             --          14,875
  Payable to affiliates --
     Trustees' fees                                                540           1,406          1,713             137
     Custodian fees                                              1,572           5,883             --             211
  Accrued expenses                                               1,526           4,181          3,367           1,401
                                                           -----------    ------------   ------------     -----------
          Total liabilities                                $    24,888    $  2,732,591   $      5,080     $   495,894
                                                           -----------    ------------   ------------     -----------
Net Assets applicable to investors' interest in
  Portfolio                                                $82,967,696    $411,038,422   $502,250,304     $28,227,021
                                                           ===========    ============   ============     ===========
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
     withdrawals                                           $80,383,134    $397,350,461   $488,269,101     $27,771,750
  Unrealized appreciation of investments and financial
     futures contracts (computed on the basis of
     identified cost)                                        2,584,562      13,687,961     13,981,203         455,271
                                                           -----------    ------------   ------------     -----------
          Total                                            $82,967,696    $411,038,422   $502,250,304     $28,227,021
                                                           ===========    ============   ============     ===========

                       See notes to financial statements

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS (Continued)

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                            Year Ended July 31, 1995
--------------------------------------------------------------------------------

                                                              ARIZONA       COLORADO      CONNECTICUT     MICHIGAN
                                                             PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                            -----------    -----------    -----------    -----------
INVESTMENT INCOME (NOTE 1B):
  Interest income                                           $ 9,380,468    $ 2,916,273   $12,024,017     $12,313,929
                                                            -----------    -----------   -----------     -----------
  Expenses --
     Investment adviser fee (Note 2)                        $   629,148    $   128,496   $   835,605     $   856,258
     Compensation of Trustees not members of the Investment
       Adviser's organization (Note 2)                            9,186          1,335        17,185          11,255
     Custodian fees (Note 2)                                     65,302         16,604        48,135           1,944
     Interest expense (Note 5)                                   24,478          7,980        55,056          19,364
     Legal and accounting services                               23,018         20,942        27,771          26,172
     Bond pricing                                                11,371          7,911        15,577          14,364
     Amortization of organization expenses (Note 1D)              1,793            637         2,620           2,493
     Printing and postage                                           200             --           552              --
     Registration costs                                             125            125           125             125
     Miscellaneous                                                4,266          1,133        15,780           4,161
                                                            -----------    -----------   -----------     -----------
       Total expenses                                       $   768,887    $   185,163   $ 1,018,406     $   936,136
  Deduct reduction of investment adviser fee (Note 2)                --         69,064            --              --
                                                            -----------    -----------   -----------     -----------
          Net expenses                                      $   768,887    $   116,099   $ 1,018,406     $   936,136
                                                            -----------    -----------   -----------     -----------
            Net investment income                           $ 8,611,581    $ 2,800,174   $11,005,611     $11,377,793
                                                            -----------    -----------   -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss --
     Investment transactions (identified cost basis)        $(4,877,347)   $(1,800,477)  $(2,556,284)    $(3,817,102)
     Financial futures contracts                               (995,149)      (721,504)   (2,778,750)     (2,415,234)
                                                            -----------    -----------   -----------     -----------
          Net realized loss on investments                  $(5,872,496)   $(2,521,981)  $(5,335,034)    $(6,232,336)
                                                            -----------    -----------   -----------     -----------
  Change in unrealized appreciation --
     Investments                                            $ 7,691,430    $ 2,725,487   $ 3,995,907     $ 6,667,070
     Financial futures contracts                                166,028         98,064       537,717         280,007
                                                            -----------    -----------   -----------     -----------
          Net unrealized appreciation of investments        $ 7,857,458    $ 2,823,551   $ 4,533,624     $ 6,947,077
                                                            -----------    -----------   -----------     -----------
            Net realized and unrealized gain (loss) on
               investments                                  $ 1,984,962    $   301,570   $  (801,410)    $   714,741
                                                            -----------    -----------   -----------     -----------
               Net increase in net assets from operations   $10,596,543    $ 3,101,744   $10,204,201     $12,092,534
                                                            ===========    ===========   ===========     ===========

                       See notes to financial statements

--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                            Year Ended July 31, 1995
--------------------------------------------------------------------------------

                                                            MINNESOTA      NEW JERSEY     PENNSYLVANIA       TEXAS
                                                            PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                           -----------    ------------    ------------    -----------
INVESTMENT INCOME (NOTE 1B):
  Interest income                                          $ 5,259,766    $ 26,778,322    $ 33,140,571    $ 1,711,252
                                                           -----------    ------------    ------------    -----------
  Expenses --
     Investment adviser fee (Note 2)                       $   310,489    $  1,944,340    $  2,416,419    $    56,319
     Compensation of Trustees not members of the
       Investment Adviser's organization (Note 2)                5,240          14,740          20,013          1,753
     Custodian fees (Note 2)                                    20,399          91,170              --          7,834
     Interest expense (Note 5)                                  18,478          38,870          11,820          3,559
     Legal and accounting services                              23,039          35,317          38,577         16,838
     Bond pricing                                               11,391          18,054          15,974          8,533
     Amortization of organization expenses (Note 1D)             1,018           4,464           5,278            605
     Registration costs                                             --             125             125            125
     Miscellaneous                                               2,379           8,434           8,815            208
                                                           -----------    ------------    ------------    -----------
       Total expenses                                      $   392,433    $  2,155,514    $  2,517,021    $    95,774
                                                           -----------    ------------    ------------    -----------
  Deduct --
     Reduction of investment adviser fee (Note 2)          $        --    $         --    $         --    $    56,319
     Allocation of expenses to the Investment Adviser
       (Note 2)                                                     --              --              --         18,606
                                                           -----------    ------------    ------------    -----------
       Total                                               $        --    $         --    $         --    $    74,925
                                                           -----------    ------------    ------------    -----------
          Net expenses                                     $   392,433    $  2,155,514    $  2,517,021    $    20,849
                                                           -----------    ------------    ------------    -----------
            Net investment income                          $ 4,867,333    $ 24,622,808    $ 30,623,550    $ 1,690,403
                                                           -----------    ------------    ------------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss --
     Investment transactions (identified cost basis)       $(3,665,826)   $(13,015,045)   $(13,832,451)   $  (610,466)
     Financial futures contracts                            (1,549,418)     (4,759,465)     (6,462,533)      (393,285)
                                                           -----------    ------------    ------------    -----------
          Net realized loss on investments                 $(5,215,244)   $(17,774,510)   $(20,294,984)   $(1,003,751)
                                                           -----------    ------------    ------------    -----------
  Change in unrealized appreciation --
     Investments                                           $ 4,573,005    $ 15,570,319    $ 16,678,284    $ 1,169,634
     Financial futures contracts                               195,669       1,061,635       2,323,941         50,424
                                                           -----------    ------------    ------------    -----------
          Net unrealized appreciation of investments       $ 4,768,674    $ 16,631,954    $ 19,002,225    $ 1,220,058
                                                           -----------    ------------    ------------    -----------
            Net realized and unrealized gain (loss) on
               investments                                 $  (446,570)   $ (1,142,556)   $ (1,292,759)   $   216,307
                                                           -----------    ------------    ------------    -----------
               Net increase in net assets from operations  $ 4,420,763    $ 23,480,252    $ 29,330,791    $ 1,906,710
                                                           ===========    ============    ============    ===========

                       See notes to financial statements

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS (Continued)

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                            Year Ended July 31, 1995
--------------------------------------------------------------------------------

                                                           ARIZONA         COLORADO      CONNECTICUT       MICHIGAN
                                                          PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                         ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                               $  8,611,581    $  2,800,174   $ 11,005,611     $ 11,377,793
     Net realized loss on investment transactions          (5,872,496)     (2,521,981)    (5,335,034)      (6,232,336)
     Change in unrealized appreciation of investments       7,857,458       2,823,551      4,533,624        6,947,077
                                                         ------------    ------------   ------------     ------------
       Net increase in net assets from operations        $ 10,596,543    $  3,101,744   $ 10,204,201     $ 12,092,534
                                                         ------------    ------------   ------------     ------------
  Capital transactions --
     Contributions                                       $ 21,272,707    $ 10,355,365   $ 25,911,862     $ 14,779,804
     Withdrawals                                          (41,416,595)    (11,778,902)   (32,878,239)     (39,641,020)
                                                         ------------    ------------   ------------     ------------
       Decrease in net assets resulting from capital
          transactions                                   $(20,143,888)   $ (1,423,537)  $ (6,966,377)    $(24,861,216)
                                                         ------------    ------------   ------------     ------------
            Total increase (decrease) in net assets      $ (9,547,345)   $  1,678,207   $  3,237,824     $(12,768,682)
NET ASSETS:
  At beginning of year                                    154,068,360      44,398,959    192,037,965      204,031,663
                                                         ------------    ------------   ------------     ------------
  At end of year                                         $144,521,015    $ 46,077,166   $195,275,789     $191,262,981
                                                         ============    ============   ============     ============

--------------------------------------------------------------------------------

                                                          MINNESOTA       NEW JERSEY     PENNSYLVANIA        TEXAS
                                                          PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                         ------------    ------------    -------------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                               $  4,867,333    $ 24,622,808    $ 30,623,550     $ 1,690,403
     Net realized loss on investment transactions          (5,215,244)    (17,774,510)    (20,294,984)     (1,003,751)
     Change in unrealized appreciation of investments       4,768,674      16,631,954      19,002,225       1,220,058
                                                         ------------    ------------    ------------     -----------
       Net increase in net assets from operations        $  4,420,763    $ 23,480,252    $ 29,330,791     $ 1,906,710
                                                         ------------    ------------    ------------     -----------
  Capital transactions --
     Contributions                                       $ 11,350,380    $ 43,487,001    $ 38,709,755     $ 4,736,724
     Withdrawals                                          (16,808,817)    (79,782,847)   (102,576,381)     (6,005,420)
                                                         ------------    ------------    ------------     -----------
       Decrease in net assets resulting from capital
          transactions                                   $ (5,458,437)   $(36,295,846)   $(63,866,626)    $(1,268,696)
                                                         ------------    ------------    ------------     -----------
            Total increase (decrease) in net assets      $ (1,037,674)   $(12,815,594)   $(34,535,835)    $   638,014
NET ASSETS:
  At beginning of year                                     84,005,370     423,854,016     536,786,139      27,589,007
                                                         ------------    ------------    ------------     -----------
  At end of year                                         $ 82,967,696    $411,038,422    $502,250,304     $28,227,021
                                                         ============    ============    ============     ===========

                       See notes to financial statements

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                           Year Ended July 31, 1994*
--------------------------------------------------------------------------------

                                                           ARIZONA        COLORADO      CONNECTICUT       MICHIGAN
                                                          PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                         ------------    -----------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                               $  6,694,909    $ 1,681,554   $  8,098,918     $  9,191,618
     Net realized gain (loss) on investment
       transactions                                           (79,923)      (238,197)       610,531          459,500
     Change in unrealized depreciation of investments     (11,906,679)    (2,832,041)   (15,885,963)     (15,894,224)
                                                         ------------    -----------    -----------     ------------
       Net decrease in net assets from operations        $ (5,291,693)   $(1,388,684)  $ (7,176,514)    $ (6,243,106)
                                                         ------------    -----------    -----------     ------------
  Capital transactions --
     Contributions                                       $ 49,588,326    $25,061,524   $ 55,286,988     $ 43,549,085
     Withdrawals                                          (23,767,597)    (3,620,273)   (15,920,869)     (20,939,507)
                                                         ------------    -----------    -----------     ------------
       Increase in net assets resulting from capital
          transactions                                   $ 25,820,729    $21,441,251   $ 39,366,119     $ 22,609,578
                                                         ------------    -----------    -----------     ------------
          Total increase in net assets                   $ 20,529,036    $20,052,567   $ 32,189,605     $ 16,366,472
NET ASSETS:
  At beginning of period                                  133,539,324     24,346,392    159,848,360      187,665,191
                                                         ------------    -----------    -----------     ------------
  At end of period                                       $154,068,360    $44,398,959   $192,037,965     $204,031,663
                                                         ============    ===========   ============     ============

--------------------------------------------------------------------------------

                                                           MINNESOTA      NEW JERSEY     PENNSYLVANIA       TEXAS
                                                           PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                          -----------    ------------    ------------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                                $ 3,534,268    $ 19,598,942   $ 25,052,308     $ 1,024,502
     Net realized gain (loss) on investment transactions      361,104       1,931,832     (1,606,336)       (193,762)
     Change in unrealized depreciation of investments      (6,315,849)    (34,629,145)   (41,094,537)     (1,491,855)
                                                          -----------    ------------   ------------     -----------
       Net decrease in net assets from operations         $(2,420,477)   $(13,098,371)  $(17,648,565)    $  (661,115)
                                                          -----------    ------------   ------------     -----------
  Capital transactions --
     Contributions                                        $28,250,170    $ 95,610,275   $113,666,177     $14,312,043
     Withdrawals                                           (8,843,182)    (52,334,675)   (56,232,111)     (2,091,287)
                                                          -----------    ------------   ------------     -----------
       Increase in net assets resulting from capital
          transactions                                    $19,406,988    $ 43,275,600   $ 57,434,066     $12,220,756
                                                          -----------    ------------   ------------     -----------
          Total increase in net assets                    $16,986,511    $ 30,177,229    $39,785,501     $11,559,641
NET ASSETS:
  At beginning of period                                   67,018,859     393,676,787    497,000,638      16,029,366
                                                          -----------    ------------   ------------     -----------
  At end of period                                        $84,005,370    $423,854,016   $536,786,139     $27,589,007
                                                          ===========    ============   ============     ===========

* For the ten months ended July 31, 1994 (Note 7).

                       See notes to financial statements

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS (Continued)

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                         Year Ended September 30, 1993*
--------------------------------------------------------------------------------

                                                           ARIZONA        COLORADO      CONNECTICUT       MICHIGAN
                                                          PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                         ------------    -----------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                               $  3,814,722    $   529,081   $  4,491,010     $  5,803,151
     Net realized gain (loss) on investment
       transactions                                         2,843,057        (42,421)      (369,709)        (383,574)
     Change in unrealized appreciation (depreciation)
       of investments                                       5,331,763      1,030,366      8,422,527        9,602,839
                                                         ------------    -----------   ------------     ------------
          Net increase in net assets from operations     $ 11,989,542    $ 1,517,026   $ 12,543,828     $ 15,022,416
                                                         ------------    -----------   ------------     ------------
  Capital transactions --
     Contributions                                       $148,348,087    $23,748,943   $187,818,789     $184,212,796
     Withdrawals                                          (26,898,325)    (1,019,597)   (40,614,277)     (11,670,041)
                                                         ------------    -----------   ------------     ------------
       Increase in net assets resulting from capital
          transactions                                   $121,449,762    $22,729,346   $147,204,512     $172,542,755
                                                         ------------    -----------   ------------     ------------
          Total increase in net assets                   $133,439,304    $24,246,372   $159,748,340     $187,565,171
NET ASSETS:
  At beginning of period                                      100,020        100,020        100,020          100,020
                                                         ------------    -----------   ------------     ------------
  At end of period                                       $133,539,324    $24,346,392   $159,848,360     $187,665,191
                                                         ============    ===========   ============     ============

--------------------------------------------------------------------------------

                                                           MINNESOTA      NEW JERSEY     PENNSYLVANIA       TEXAS
                                                           PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                          -----------    ------------    ------------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                                $ 1,988,776    $ 12,599,045   $ 16,036,467     $   333,755
     Net realized gain (loss) on investment transactions     (249,985)        108,306      2,426,891         (68,370)
     Change in unrealized appreciation (depreciation)
       of investments                                       3,295,330      20,473,018     21,996,791         606,518
                                                          -----------    ------------   ------------     -----------
          Net increase in net assets from operations      $ 5,034,121    $ 33,180,369   $ 40,460,149     $   871,903
                                                          -----------    ------------   ------------     -----------
  Capital transactions --
     Contributions                                        $75,312,856    $409,889,770   $536,041,409     $19,000,571
     Withdrawals                                          (13,428,138)    (49,493,372)   (79,600,940)     (3,943,128)
                                                          -----------    ------------    -----------     -----------
       Increase in net assets resulting from capital
          transactions                                    $61,884,718    $360,396,398   $456,440,469     $15,057,443
                                                          -----------    ------------   ------------     -----------
          Total increase in net assets                    $66,918,839    $393,576,767   $496,900,618     $15,929,346
NET ASSETS:
  At beginning of period                                      100,020         100,020        100,020         100,020
                                                          -----------    ------------   ------------     -----------
  At end of period                                        $67,018,859    $393,676,787   $497,000,638     $16,029,366
                                                          ===========    ============   ============     ===========

* For the period from the start of business, February 1, 1993, to September 30, 1993.

                       See notes to financial statements

--------------------------------------------------------------------------------

                               SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                        ARIZONA PORTFOLIO                  COLORADO PORTFOLIO
                                                 -------------------------------     -------------------------------
                                                           YEAR ENDED                          YEAR ENDED
                                                 -------------------------------     -------------------------------
                                                 JULY 31,   JULY 31,   SEPT. 30,     JULY 31,   JULY 31,   SEPT. 30,
                                                   1995      1994*      1993**         1995      1994*      1993**
                                                 --------   --------   ---------     --------   --------   ---------
RATIOS (AS A PERCENTAGE OF AVERAGE
  DAILY NET ASSETS)++:
  Net expenses                                      0.52%      0.46%+     0.42% +      0.25%      0.02% +     0.06%+
  Net investment income                             5.81%      5.43%+     5.46% +      6.05%      5.73% +     5.60%+
PORTFOLIO TURNOVER                                    22%        23%       107%          52%        23%         10%
NET ASSETS, end of period (000 omitted)          $144,521   $154,068   $133,539      $46,077    $44,399     $24,346

++The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee and/or allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

RATIOS (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):
  Expenses                                                                             0.40%      0.35%+     0.35%+
  Net investment income                                                                5.90%      5.40%+     5.31%+

--------------------------------------------------------------------------------

                                                     CONNECTICUT PORTFOLIO                MICHIGAN PORTFOLIO
                                                -------------------------------     -------------------------------
                                                          YEAR ENDED                          YEAR ENDED
                                                -------------------------------     -------------------------------
                                                JULY 31,   JULY 31,   SEPT. 30,     JULY 31,   JULY 31,   SEPT. 30,
                                                  1995      1994*      1993**         1995      1994*      1993**
                                                --------   --------   ---------     --------   --------   ---------
RATIOS (AS A PERCENTAGE OF AVERAGE
  DAILY NET ASSETS):
  Net expenses                                     0.53%      0.47%+     0.46% +       0.48%      0.47%+     0.44% +
  Net investment income                            5.77%      5.40%+     5.45% +       5.85%      5.48%+     5.46% +
PORTFOLIO TURNOVER                                   29%        10%        10%           54%        45%        20%
NET ASSETS, end of period (000 omitted)         $195,276   $192,038   $159,848      $191,263   $204,032   $187,665

 + Annualized.
 * For the ten months ended July 31, 1994 (Note 7).
** For the period from the start of business, February 1, 1993, to September 30, 1993.

                       See notes to financial statements

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS (Continued)

                               SUPPLEMENTARY DATA
--------------------------------------------------------------------------------


                                                      MINNESOTA PORTFOLIO                NEW JERSEY PORTFOLIO
                                                -------------------------------     -------------------------------
                                                          YEAR ENDED                          YEAR ENDED
                                                -------------------------------     -------------------------------
                                                JULY 31,   JULY 31,   SEPT. 30,     JULY 31,   JULY 31,   SEPT. 30,
                                                  1995      1994*      1993**         1995      1994*      1993**
                                                --------   --------   ---------     --------   --------   ---------
RATIOS (AS A PERCENTAGE OF AVERAGE
  DAILY NET ASSETS):
  Net expenses                                     0.47%      0.45% +     0.40%+        0.52%      0.50%+     0.50% +
  Net investment income                            5.83%      5.50% +     5.58%+        5.96%      5.62%+     5.67% +
PORTFOLIO TURNOVER                                   76%        20%         10%           54%        25%        12%
NET ASSETS, end of period (000 omitted)          $82,968    $84,005     $67,019      $411,038   $423,854   $393,677

--------------------------------------------------------------------------------

                                                     PENNSYLVANIA PORTFOLIO                  TEXAS PORTFOLIO
                                                 -------------------------------     -------------------------------
                                                           YEAR ENDED                          YEAR ENDED
                                                 -------------------------------     -------------------------------
                                                 JULY 31,   JULY 31,   SEPT. 30,     JULY 31,   JULY 31,   SEPT. 30,
                                                   1995      1994*      1993**         1995      1994*      1993**
                                                 --------   --------   ---------     --------   --------   ---------
RATIOS (AS A PERCENTAGE OF AVERAGE
  DAILY NET ASSETS)++ :
  Net expenses                                      0.49%      0.48%+     0.50% +      0.08%      0.00% +     0.03%+
  Net investment income                             6.02%      5.66%+     5.71% +      6.20%      5.69% +     5.82%+
PORTFOLIO TURNOVER                                    44%        21%        17%          49%        27%          8%
NET ASSETS, end of period (000 omitted)          $502,250   $536,786   $497,001      $28,227    $27,589     $16,029

++The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee and/or allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

RATIOS (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):
  Expenses                                                                             0.35%      0.37%+     0.42%+
  Net investment income                                                                5.93%      5.32%+     5.43%+

 + Annualized.
 * For the ten months ended July 31, 1994 (Note 7).
** For the period from the start of business, February 1, 1993, to September 30, 1993.

                       See notes to financial statements

--------------------------------------------------------------------------------
                         Notes to Financial Statements
--------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES

Arizona Tax Free Portfolio (Arizona Portfolio), Colorado Tax Free Portfolio (Colorado Portfolio), Connecticut Tax Free Portfolio (Connecticut Portfolio), Michigan Tax Free Portfolio (Michigan Portfolio), Minnesota Tax Free Portfolio (Minnesota Portfolio), New Jersey Tax Free Portfolio (New Jersey Portfolio), Pennsylvania Tax Free Portfolio (Pennsylvania Portfolio) and Texas Tax Free Portfolio (Texas Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies of the Portfolios. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. INCOME -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

C. INCOME TAXES -- The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios are ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deductions or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by a Portfolio in connection with its organization are being amortized on the straight-line basis over five years beginning on the date each Portfolio commenced operations.

E. FINANCIAL FUTURES CONTRACTS -- Upon the entering of a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Portfolios may engage in when-issued and delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin accruing interest on settlement date.

G. OTHER -- Investment transactions are accounted for on a trade date basis.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(2) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio.

The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities).

For the year ended July 31, 1995, each Portfolio paid advisory fees as follows:

                      AMOUNT           EFFECTIVE RATE*
                    ----------         ----------------
Arizona             $  629,148               0.42%
Colorado               128,496               0.28%
Connecticut            835,605               0.44%
Michigan               856,258               0.44%
Minnesota              310,489               0.37%
New Jersey           1,944,340               0.47%
Pennsylvania         2,416,419               0.48%
Texas                   56,319               0.21%

To enhance the net income of the Colorado Portfolio and the Texas Portfolio, BMR made a reduction in its fee in the amount of $69,064 and $56,319, respectively, and $18,606 of expenses related to the operation of the Texas Portfolio were allocated to BMR.

Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee. Investors Bank & Trust Company (IBT), an affiliate of EVM and BMR, serves as custodian of the Portfolios. Pursuant to the custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended July 31, 1995, no significant amounts have been deferred.

* Advisory fees paid as a percentage of average daily net assets.

--------------------------------------------------------------------------------
(3) INVESTMENTS

Purchases and sales of investments, other than U.S. Government securities and short-term obligations, for the year ended July 31, 1995 were as follows:

               ARIZONA PORTFOLIO         COLORADO PORTFOLIO        CONNECTICUT PORTFOLIO        MICHIGAN PORTFOLIO
              -------------------       --------------------       ----------------------       ------------------
Purchases         $31,754,220               $ 23,720,614                $ 55,774,738               $101,893,489
Sales              42,996,767                 25,026,530                  58,525,219                116,259,363

              MINNESOTA PORTFOLIO       NEW JERSEY PORTFOLIO       PENNSYLVANIA PORTFOLIO        TEXAS PORTFOLIO
              -------------------       --------------------       ----------------------       ------------------
Purchases         $62,647,201               $219,433,205                $220,102,046                $13,166,608
Sales              62,259,757                237,114,073                 264,136,096                 13,804,505

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(4) FEDERAL INCOME TAX BASIS OF INVESTMENTS

The cost and unrealized appreciation/depreciation in value of the investments owned by each Portfolio at July 31, 1995, as computed on a federal income tax basis, were as follows:

                                                       ARIZONA          COLORADO       CONNECTICUT        MICHIGAN
                                                      PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                     ------------     ------------     ------------     ------------
Aggregate Cost                                       $140,218,111     $ 44,277,269     $192,808,845     $182,066,681
                                                     ------------     ------------     ------------     ------------
Gross unrealized appreciation                        $  6,026,055     $  1,602,238     $ 3,281,263      $  6,693,457
Gross unrealized depreciation                           2,197,433          442,812       4,835,599         2,233,242
                                                     ------------     ------------     ------------     ------------
     Net unrealized appreciation (depreciation)      $  3,828,622     $  1,159,426     $(1,554,336)     $  4,460,215
                                                     ============     ============     ===========      ============

                                                      MINNESOTA        NEW JERSEY      PENNSYLVANIA        TEXAS
                                                      PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                     ------------     ------------     ------------     ------------
Aggregate Cost                                       $ 78,851,048     $389,842,758     $477,086,127     $ 26,750,393
                                                     ------------     ------------     ------------     ------------
Gross unrealized appreciation                        $  2,866,555     $ 15,128,046     $17,966,732      $    777,979
Gross unrealized depreciation                             296,490        1,485,389       3,985,529           356,481
                                                     ------------     ------------     ------------     ------------
     Net unrealized appreciation                     $  2,570,065     $ 13,642,657     $13,981,203      $    421,498
                                                     ============     ============     ===========      ============

--------------------------------------------------------------------------------

(5) LINE OF CREDIT

The Portfolios participate with other portfolios and funds managed by BMR and EVM in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Each Portfolio may temporarily borrow up to 5% of its total assets to satisfy redemption requests or settle transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. The Portfolios did not have any significant borrowings or allocated fees during the period. For the Connecticut Portfolio, the average daily loan balance for the year ended July 31, 1995 was $1,583,254 and the average interest rate was 7.27%. The maximum borrowings outstanding at any point during the year were $6,997,000. At July 31, 1995, the Arizona Portfolio had a $903,000 loan outstanding pursuant to this line of credit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(6) FINANCIAL INSTRUMENTS

The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at July 31, 1995 is as follows:

                      FUTURES
                     CONTRACTS                                                          NET UNREALIZED
  PORTFOLIO       EXPIRATION DATE                CONTRACTS               POSITION        APPRECIATION
--------------    ----------------       -------------------------       --------       ---------------
Arizona              9/95                63 U.S. Treasury Bonds           Short             $ 48,427
Colorado             9/95                39 U.S. Treasury Bonds           Short               29,978
Connecticut          9/95                145 U.S. Treasury Bonds          Short              111,459
Michigan             9/95                188 U.S. Treasury Bonds          Short              135,699
Minnesota            9/95                40 U.S. Treasury Bonds           Short               14,497
New Jersey           9/95                125 U.S. Treasury Bonds          Short               45,304
Texas                9/95                28 U.S. Treasury Bonds           Short               33,773

At July 31, 1995 each Portfolio had sufficient cash and/or securities to cover margin requirements on open futures contracts.
The Pennsylvania Portfolio had no obligations outstanding at July 31, 1995.
--------------------------------------------------------------------------------
(7) CHANGE IN FISCAL YEAR

The Portfolios changed their fiscal year end from September 30, to July 31, effective July 31, 1994.

--------------------------------------------------------------------------------
                          Independent Auditors' Report
--------------------------------------------------------------------------------
TO THE TRUSTEES AND INVESTORS OF:
  ARIZONA TAX FREE PORTFOLIO
  COLORADO TAX FREE PORTFOLIO
  CONNECTICUT TAX FREE PORTFOLIO
  MICHIGAN TAX FREE PORTFOLIO
  MINNESOTA TAX FREE PORTFOLIO
  NEW JERSEY TAX FREE PORTFOLIO
  PENNSYLVANIA TAX FREE PORTFOLIO
  TEXAS TAX FREE PORTFOLIO

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Arizona Tax Free Portfolio, Colorado Tax Free Portfolio, Connecticut Tax Free Portfolio, Michigan Tax Free Portfolio, Minnesota Tax Free Portfolio, New Jersey Tax Free Portfolio, Pennsylvania Tax Free Portfolio and Texas Tax Free Portfolio as of July 31, 1995 , and the related statements of operations for the year then ended, and the statements of changes in net assets and the supplementary data for the year ended July 31, 1995 and the ten months ended July 31, 1994 and for the period from the start of business, February 1, 1993, to September 30, 1993. These financial statements and supplementary data are the responsibility of the Trusts' management. Our responsibility is to express an opinion on the financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1995, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Arizona Tax Free Portfolio, Colorado Tax Free Portfolio, Connecticut Tax Free Portfolio, Michigan Tax Free Portfolio, Minnesota Tax Free Portfolio, New Jersey Tax Free Portfolio, Pennsylvania Tax Free Portfolio and Texas Tax Free Portfolio at July 31, 1995, the results of their operations, the changes in their net assets and their supplementary data for the respective stated periods in conformity with generally accepted accounting principles.

                                               DELOITTE & TOUCHE LLP

BOSTON, MASSACHUSETTS
AUGUST 25, 1995

--------------------------------------------------------------------------------

Investment Management
--------------------------------------------------------------------------------
FUNDS            OFFICERS                      INDEPENDENT TRUSTEES
                 THOMAS J. FETTER              DONALD R. DWIGHT
                 President                     President, Dwight Partners, Inc.
                                               Chairman, Newspaper of New
                 JAMES B. HAWKES               England, Inc.
                 Vice President, Trustee
                                               SAMUEL L. HAYES, III
                 ROBERT B. MACINTOSH           Jacob H. Schiff Professor of
                 Vice President                Investment Banking, Harvard
                                               University Graduate School of
                 JAMES L. O'CONNOR             Business Administration
                 Treasurer
                                               NORTON H. REAMER
                 THOMAS OTIS                   President and Director,
                 Secretary                     United Asset Management
                                               Corporation

                                               JOHN L. THORNDIKE
                                               Director, Fiduciary Company
                                               Incorporated

                                               JACK L. TREYNOR
                                               Investment Adviser and Consultant

--------------------------------------------------------------------------------
PORTFOLIOS       OFFICERS                      JAMES L. O'CONNOR
                 THOMAS J. FETTER              Treasurer
                 President
                                               THOMAS OTIS
                 JAMES B. HAWKES               Secretary
                 Vice President, Trustee
                                               INDEPENDENT TRUSTEES
                 ROBERT B. MACINTOSH           DONALD R. DWIGHT
                 Vice President of Arizona,    President, Dwight Partners, Inc.
                 Colorado, Connecticut,        Chairman, Newspaper of New
                 Michigan, Minnesota,          England, Inc.
                 New Jersey, Pennsylvania
                 and Texas                     SAMUEL L. HAYES, III
                 Tax Free Portfolios           Jacob H. Schiff Professor of
                 Portfolio Manager of          Investment Banking, Harvard
                 Minnesota and New Jersey      University Graduate
                 Tax Free Portfolios           School of Business Administration

                 CYNTHIA J. CLEMSON            NORTON H. REAMER
                 Vice President and            President and Director,
                 Portfolio Manager of          United Asset Management
                 Arizona and Colorado Tax      Corporation
                 Free Portfolios
                                               JOHN L. THORNDIKE
                 DAVID C. REILLY               Director, Fiduciary Company
                 Vice President and            Incorporated
                 Portfolio Manager of
                 Pennsylvania Tax Free         JACK L. TREYNOR
                 Portfolio                     Investment Adviser and Consultant

                 NICOLE ANDERES
                 Vice President and
                 Portfolio Manager of
                 Connecticut Tax Free
                 Portfolio

                 TIMOTHY T. BROWSE
                 Vice President and
                 Portfolio Manager of
                 Michigan and Texas Tax
                 Free Portfolios

                                    -------

--------------------------------------------------------------------------------
PORTFOLIO INVESTMENT ADVISER
Boston Management and Research
24 Federal Street
Boston, MA 02110

FUND ADMINISTRATOR
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

CUSTODIAN
Investors Bank & Trust Company
24 Federal Street
Boston, MA 02110

TRANSFER AGENT
The Shareholder Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

                                   -------

   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Funds, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

                                  EATON VANCE
                                MUNICIPALS TRUST
                               24 FEDERAL STREET
                                BOSTON, MA 02110
                                                                        C-TFCSRC

                          EV MARATHON MUNICIPAL FUNDS

EV MARATHON ARIZONA MUNICIPALS FUND        EV MARATHON MINNESOTA MUNICIPALS FUND
EV MARATHON COLORADO MUNICIPALS FUND EV MARATHON NEW JERSEY MUNICIPALS FUND EV MARATHON CONNECTICUT MUNICIPALS FUND EV MARATHON PENNSYLVANIA MUNICIPALS FUND
EV MARATHON MICHIGAN MUNICIPALS FUND           EV MARATHON TEXAS MUNICIPALS FUND

               SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                                     DATED
                                DECEMBER 1, 1995

         Each Fund has submitted a proposal to its shareholders to amend, delete or reclassify certain of its fundamental investment restrictions. In connection therewith, certain nonfundamental policies of the Fund will also change. Shareholders will consider these changes at a meeting of shareholders to be held December 8, 1995 (or any adjournment thereof). Until such time as these changes are approved, "Investment Restrictions" in Part I is replaced with the following:

         The Fund may not:

         (1) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by it of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

         (2) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in an amount to, the securities sold short, and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time. (The Fund will make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes);

         (3) Purchase securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the total outstanding voting securities of such issuer to be held by the Fund; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;

         (4) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or is a member, officer, director or trustee of any investment adviser of the Fund [or "its investment adviser" in the case of the Arizona Fund], or the Fund if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value);

         (5) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933, or participate on a joint or a joint and several basis in any trading account in securities;

         (6) Lend any of its funds or other assets to any person, directly or indirectly, except (i) through repurchase agreements and (ii) through the loan of a portfolio security (the purchase of a portion of an issue of debt obligations, whether or not the purchase is made on the original issuance, is not considered the making of a loan);

         (7) Borrow money or pledge its assets in excess of 1/3 of the value of its net assets (excluding the amount borrowed) and then only if such borrowing is incurred as a temporary measure for extraordinary or emergency purposes or to facilitate the orderly sale of portfolio securities to accommodate redemption requests; or issue securities other than its shares of beneficial interest, except as appropriate to evidence indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur. The Fund will not purchase securities while outstanding borrowings, including reverse repurchase agreements, exceed 5% of the Fund's total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund while such borrowings are outstanding. The deposit of cash, cash equivalents and liquid debt securities in a segregated account with the Fund's custodian and/or with a broker in connection with futures contracts or related options transactions and the purchase of securities on a "when-issued" basis are not deemed to be a pledge;

         (8) Invest for the purpose of exercising control or management of other companies; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;

         (9) Purchase or sell real estate (including limited partnership interests ["in real estate", for all Funds except the Arizona and Texas Funds], but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

         (10) Purchase or sell physical commodities or futures contracts for the purchase or sale of physical commodities, provided that the Fund may enter into all types of futures contracts on securities and on securities, economic and other indices and may purchase and sell options on such futures contracts;

         (11) Buy investment securities from or sell them to any of the officers or Trustees of the Trust, its investment adviser or its [principal] underwriter, as principal; however, any such person or concerns may be employed as a broker upon customary terms; or

         (12) Purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs.

         The Fund and the Portfolio have also adopted the following nonfundamental investment policies. Neither the Fund nor the Portfolio may invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that the Board of Trustees of the Trust or the Portfolio, or its delegate, determines to be liquid, based upon the trading markets for the specific security; provided, however, that the Fund may invest without limitation in the Portfolio or in another investment company with substantially the same investment objective. Neither the Fund nor the Portfolio may purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, if by reason thereof the value of its aggregate investment in such class of securities will exceed 5% of its total assets, provided that the issuers of securities rated by Moody's, S&P, Fitch or any other nationally recognized rating service shall not be considered "unseasoned"; provided, however, that the Fund may invest without limitation in the Portfolio or in another investment company with substantially the same investment objective. Neither the Fund nor the Portfolio may purchase call options on securities. The Fund and Portfolio may purchase put options on municipal obligations only if, after such purchase, not more than 5% of its net assets, as measured by the aggregate of the premiums paid for such options held by it, would be so invested. Neither the Fund nor the Portfolio may invest in warrants, valued at the lower of cost or market, exceeding 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of its net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund or the Portfolio in units or attached to securities may be deemed to be without value. Neither the Fund nor the Portfolio intends to invest in reverse repurchase agreements during the current fiscal year.

         In order to permit the sale of shares of the Fund in certain states, the Fund may make commitments more restrictive than the policies described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.

                                                        STATEMENT OF
                                                        ADDITIONAL INFORMATION
                                                        December 1, 1995

                         EV MARATHON MUNICIPAL FUNDS
EV MARATHON ARIZONA MUNICIPALS FUND         EV MARATHON MINNESOTA MUNICIPALS FUND
EV MARATHON COLORADO MUNICIPALS FUND        EV MARATHON NEW JERSEY MUNICIPALS FUND
EV MARATHON CONNECTICUT MUNICIPALS FUND     EV MARATHON PENNSYLVANIA MUNICIPALS FUND
EV MARATHON MICHIGAN MUNICIPALS FUND        EV MARATHON TEXAS MUNICIPALS FUND

                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265


    This Statement of Additional Information consists of two parts. Part I provides general information about the Funds listed above (each a "Fund") and certain other series of Eaton Vance Municipals Trust (the "Trust"). As described in the Prospectus, each Fund invests its assets in a separate registered investment company (a "Portfolio") with the same investment objective and policies as the Fund. Each Fund's Part II (a "Part II") provides information solely about a Fund and its corresponding Portfolio. Where appropriate Part I includes cross-references to the relevant sections of Part II.

                              TABLE OF CONTENTS
                                                                          Page
                                    PART I
Additional Information about Investment Policies ...................         1
Investment Restrictions ............................................         8
Trustees and Officers ..............................................         9
Investment Adviser and Administrator ...............................        11
Custodian ..........................................................        13
Service for Withdrawal .............................................        14
Determination of Net Asset Value ...................................        14
Investment Performance .............................................        14
Taxes ..............................................................        16
Principal Underwriter ..............................................        18
Distribution Plan ..................................................        18
Portfolio Security Transactions ....................................        20
Other Information ..................................................        21
Independent Certified Public Accountants ...........................        22
Financial Statements ...............................................        22
Appendix ...........................................................        23


                                   PART II
EV Marathon Arizona Municipals Fund ................................       a-1
EV Marathon Colorado Municipals Fund  ..............................       b-1
EV Marathon Connecticut Municipals Fund ............................       c-1
EV Marathon Michigan Municipals Fund ...............................       d-1
EV Marathon Minnesota Municipals Fund ..............................       e-1
EV Marathon New Jersey Municipals Fund .............................       f-1
EV Marathon Pennsylvania Municipals Fund ...........................       g-1
EV Marathon Texas Municipals Fund ..................................       h-1

    Although each Fund offers only its shares of beneficial interest, it is possible that a Fund might become liable for a misstatement or omission in this Statement of Additional Information regarding another Fund because the Funds use this combined Statement of Additional Information. The Trustees of the Trust have considered this factor in approving the use of a combined Statement of Additional Information.

    THIS COMBINED STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUNDS' PROSPECTUS DATED DECEMBER 1, 1995, AS SUPPLEMENTED FROM TIME TO TIME. THIS COMBINED STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

                      STATEMENT OF ADDITIONAL INFORMATION

                                     PART I

    The following provides information about the Fund, certain other series of the Trust and the Portfolio. Capitalized terms used in this Statement of Additional Information and not otherwise defined have the meanings given them in the Fund's Prospectus. The Fund is subject to the same investment policies as those of the Portfolio. The Fund currently seeks to achieve its objective by investing in the Portfolio.

               ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES

MUNICIPAL OBLIGATIONS
    Municipal obligations are issued to obtain funds for various public and private purposes. Such obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. In general, there are three categories of municipal obligations the interest on which is exempt from federal income taxes and is not a tax preference item for purposes of the federal alternative minimum tax: (i) certain "public purpose" obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain "private activity bonds" issued after August 7, 1986 which include "qualified Section 501(c)(3) bonds" or refundings of certain obligations included in the second category. In assessing the federal income tax treatment of interest on any municipal obligation, the Portfolio will generally rely on an opinion of the issuer's counsel (when available) and will not undertake any independent verification of the basis for the opinion. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds.

    Interest on certain "private activity bonds" issued after August 7, 1986 is exempt from regular federal income tax but such interest (including a distribution by the Fund derived from such interest) is treated as a tax preference item which could subject the recipient to or increase the recipient's liability for the federal alternative minimum tax. For corporate shareholders, the Fund's distributions derived from interest on all municipal obligations (whenever issued) is included in "adjusted current earnings" for purposes of the federal alternative minimum tax as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds).

    Market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased in the secondary market after April 30, 1993 is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if the secondary market purchase price is less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimus exclusion.

    Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

    The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations. Such payments are usually subject to annual appropriations by the state or locality.

    Industrial development and pollution control bonds are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users.

    The Portfolio may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Portfolio anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

    While most municipal bonds pay a fixed rate of interest semi-annually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

    The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. The Portfolio will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of Boston Management and Research (the "Investment Adviser")) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Portfolio as a result of any such event, and the Portfolio may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. The Portfolio anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by the Portfolio. The Portfolio will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations.

    The yields on municipal obligations will be dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") and Fitch Investors Service, Inc. ("Fitch") represent their opinions as to the quality of the municipal obligations which they undertake to rate. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of such obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of the Portfolio will be affected by such changes.


RISKS OF CONCENTRATION
Municipal Obligations of a Particular State. For a discussion of the risks associated with the Portfolio's policy of concentrating its investments in a particular State, see "Risks of Concentration" in the Fund's Part II of this Statement of Additional Information.


Obligations of Particular Types of Issuers. The Portfolio may invest 25% or more of its total assets in municipal obligations of the same type. There could be economic, business or political developments which might affect all municipal obligations of the same type. In particular, investments in the industrial revenue bonds listed above might involve (without limitation) the following risks.

    Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital's gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increase of hospital charges.

    Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

    Life care facilities are an alternative form of long-term housing for the elderly which offer residents the independence of a condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state and local authorities. Since the bonds are normally secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues sufficient to meet debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit, it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures is an important factor in this process. The facilities may also be affected adversely by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

Obligations of Puerto Rico, U.S. Virgin Islands and Guam. Subject to the Fund's investment policies as set forth in the Prospectus, the Portfolio may invest in the obligations of Puerto Rico, the U.S. Virgin Islands and Guam (the "Territories"). Accordingly, the Portfolio may be adversely affected by local political and economic conditions and developments within the Territories affecting the issuers of such obligations.

    Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. The three largest sectors of the economy (as a percentage of employment) are services (47%), government (22%) and manufacturing (16.4%). These three sectors represent 39%, 11% and 39%, respectively, of the gross domestic product. The service sector is the fastest growing, while the government and manufacturing sectors have been stagnant for the past five years. The North American Free Trade Agreement ("NAFTA"), which became effective January 1, 1994, could lead to the loss of Puerto Rico's lower salaried or labor intensive jobs to Mexico. The June, 1995 unemployment rate was 13.9%.

    The Commonwealth of Puerto Rico exercises virtually the same control over its internal affairs as do the fifty states; however, it differs from the states in its relationship with the federal government. Most Federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. However, in conjunction with the 1993 U.S. budget plan,
Section 936 of the Internal Revenue Code was amended and provided for two alternative limitations to the Section 936 credit. The first option will limit the credit against such income to 40% of the credit allowable under current law, with a five year phase-in period starting at 60% of the allowable credit. The second option is a wage and depreciation based credit. The reduction of the tax benefits to those U.S. companies with operations in Puerto Rico may lead to slower growth in the future. There can be no assurance that these modifications will not lead to a weakened economy, a lower rating on Puerto Rico's debt or lower prices for Puerto Rican bonds that may be held by the Portfolio.

    Puerto Rico's financial reporting was first conformed to generally accepted accounting principles in fiscal 1990. Nonrecurring revenues have been used frequently to balance recent years' budgets. In November, 1993 Puerto Ricans voted on whether they wished to retain their Commonwealth status, become a state or establish an independent nation. Puerto Ricans voted to retain Commonwealth status, leaving intact the current relationship with the federal government. There can be no assurance that the statehood issue will not be brought to a vote in the future. A successful statehood vote in Puerto Rico would then require ratification by the U.S. Congress.


    The United States Virgin Islands (USVI) are located approximately 1,100 miles east-southeast of Miami and are made up of St. Croix, St. Thomas and St. John. The economy is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. The tourism industry is economically sensitive and would likely be adversely affected by a recession in either the United States or Europe. In September 1995, St. Thomas was hit by a hurricane and sustained extensive damage. The longer term impact on the tourism industry is not yet known. There can be no assurances that the market for USVI bonds will not be affected. In general, hurricanes and civil unrest have and will continue to have an adverse affect on the tourism industry.

    An important component of the USVI revenue base is the federal excise tax on rum exports. Tax revenues rebated by the federal government to the USVI provide the primary security of many outstanding USVI bonds. Since more than 90% of the rum distilled in the USVI is distilled at one plant, any interruption in its operations (as occurred after Hurricane Hugo in 1989) would adversely affect these revenues. Consequently, there can be no assurance that rum exports to the United States and the rebate of tax revenues to the USVI will continue at their present levels. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under NAFTA. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated. The USVI experienced a budget deficit in 1989 due to wage settlements with the unionized government employees. A deficit was also experienced in 1990 due to Hurricane Hugo. The USVI recorded a small surplus in fiscal year 1991. At the end of fiscal 1992, the last year for which results are available, the USVI had an unreserved General Fund deficit of approximately $8.31 million, or approximately 2.1% of expenditures. In order to close a forecasted fiscal 1994 revenue gap of $45.6 million, the Department of Finance has proposed several tax increases and fund transfers. There is currently no rated, unenhanced Virgin Islands debt outstanding (although there is unrated debt outstanding).


    Guam, an unincorporated U.S. territory, is located 1,500 miles southeast of Tokyo. The U.S. military is a key component of Guam's economy. The federal government directly comprises more than 10% of the employment base, with a substantial component of the service sector to support these personnel. Guam is expected to benefit from the closure of the Subic Bay Naval Base and the Clark Air Force Base in the Philippines. The Naval Air Station, one of several U.S. military facilities on the island, has been slated for closure by the Defense Base Closure and Realignment Committee; however, the administration plans to use these facilities to expand the island's commercial airport. Guam is also heavily reliant on tourists, particularly the Japanese. For 1994, the financial position of Guam was weakened as it incurred an unaudited General Fund operating deficit. The administration has taken steps to improve its financial position; however, there are no guarantees that an improvement will be realized. Guam's general obligation debt is rated Baa by Moody's.

MUNICIPAL LEASES
    The Portfolio may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease or installment purchase arrangement which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. A trustee is usually responsible for administering the terms of the participation and enforcing the participants' rights in the underlying lease. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased assets to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. State debt-issuance limitations are deemed to be inapplicable to these arrangements because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Such arrangements are, therefore, subject to the risk that the governmental issuer will not appropriate funds for lease payments.

    Certain municipal lease obligations owned by the Portfolio may be deemed illiquid for the purpose of the Portfolio's 15% limitation on investments in illiquid securities, unless determined by the Investment Adviser, pursuant to guidelines adopted by the Trustees of the Portfolio, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations, the Investment Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Investment Adviser will consider factors unique to particular lease obligations affecting the marketability thereof. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Portfolio. In the event the Portfolio acquires an unrated municipal lease obligation, the Investment Adviser will be responsible for determining the credit quality of such obligation on an on-going basis, including an assessment of the likelihood that the lease may or may not be cancelled.

ZERO COUPON BONDS
    Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

INSURANCE
    Insured municipal obligations held by the Portfolio (if any) will be insured as to their scheduled payment of principal and interest under either (i) an insurance policy obtained by the issuer or underwriter of the obligation at the time of its original issuance or (ii) an insurance policy obtained by the Portfolio or a third party subsequent to the obligation's original issuance (which may not be reflected in the obligation's market value. In either event, such insurance may provide that in the event of non-payment of interest or principal when due with respect to an insured obligation, the insurer is not required to make such payment until a specified time has lapsed (which may be 30 days or more after notice).

CREDIT QUALITY
    The Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in evaluating the quality of municipal obligations. In evaluating the credit quality of a particular issue, whether rated or unrated, the Investment Adviser will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The Investment Adviser will attempt to reduce the risks of investing in the lowest investment grade, below investment grade and comparable unrated obligations through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets.

    See "Portfolio of Investments" in the "Financial Statements" incorporated by reference into this Statement of Additional Information with respect to any defaulted obligations held by the Portfolio.

SHORT-TERM TRADING
    The Portfolio may sell (and later purchase) securities in anticipation of a market decline (a rise in interest rates) or purchase (and later sell) securities in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Portfolio believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of municipal obligations or changes in the investment objectives of investors. Such trading may be expected to increase the portfolio turnover rate, which may increase capital gains and the expenses incurred in connection with such trading. The Portfolio anticipates that its annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less).

WHEN ISSUED SECURITIES
    New issues of municipal obligations are sometimes offered on a "when-issued" basis, that is, delivery and payment for the securities normally taking place within a specified number of days after the date of the Portfolio's commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. The Portfolio may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts generally require the issuer to sell and the Portfolio to buy such securities on a settlement date that could be several months or several years in the future.

    The Portfolio will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time the Portfolio enters into the purchase commitment. The Portfolio's custodian will segregate cash or high grade liquid debt securities in a separate account of the Portfolio in an amount at least equal to the when-issued commitments. If the value of the securities placed in the separate account declines, additional cash or high grade liquid debt securities will be placed in the account on a daily basis so that the value of the account will at least equal the amount of the Portfolio's when-issued commitments. When the Portfolio commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by the Portfolio are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e., appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Portfolio's net asset value than if it solely set aside cash to pay for when-issued securities.

VARIABLE RATE OBLIGATIONS
    The Portfolio may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semi-annually, etc.). The revised rates are usually set at the issuer's discretion, in which case the investor normally enjoys the right to "put" the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and are frequently secured by letters of credit or other credit support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer's obligations, a bank may be treated as the issuer of a security for the purpose of complying with the diversification requirements set forth in Section 5(b) of the Investment Company Act of 1940 and Rule 5b-2 thereunder. The Portfolio would anticipate using these obligations as cash equivalents pending longer term investment of its funds.

REDEMPTION, DEMAND AND PUT FEATURES
    Most municipal bonds have a fixed final maturity date. However, it is commonplace for the issuer to reserve the right to call the bond earlier. Also, some bonds may have "put" or "demand" features that allow early redemption by the bondholder. Interest income generated by certain bonds having demand features may not qualify as tax-exempt interest. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, because the Portfolio may retain the bond if interest rates decline. By acquiring these kinds of obligations the Portfolio obtains the contractual right to require the issuer of the security or some other person (other than a broker or dealer) to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person. Because this right is assignable with the security, which is readily marketable and valued in the customary manner, the Portfolio will not assign any separate value to such right.

LIQUIDITY AND PROTECTIVE PUT OPTIONS
    The Portfolio may also enter into a separate agreement with the seller of the security or some other person granting the Portfolio the right to put the security to the seller thereof or the other person at an agreed upon price. The Portfolio intends to limit this type of transaction to institutions (such as banks or securities dealers) which the Investment Adviser believes present minimal credit risks and would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to the Portfolio or that selling institutions will be willing to permit the Portfolio to exercise a put to hedge against rising interest rates. A separate put option may not be marketable or otherwise assignable, and sale of the security to a third party or lapse of time with the put unexercised may terminate the right to exercise the put. The Portfolio does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees of the Portfolio after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options. Interest income generated by certain bonds having put features may not qualify as tax-exempt interest.

SECURITIES LENDING
    The Portfolio may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. Under present regulatory policies of the Securities and Exchange Commission (the "Commission"), such loans are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities held by the Portfolio's custodian and maintained on a current basis at an amount at least equal to the market value of the securities loaned, which will be marked to market daily. Cash equivalents include short-term municipal obligations as well as taxable certificates of deposit, commercial paper and other short-term money market instruments. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. During the existence of a loan, the Portfolio will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will also receive a fee, or all or a portion of the interest on investment of the collateral, if any. However, the Portfolio may pay lending fees to such borrowers. The Portfolio would not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Portfolio's management to be of good standing and when, in the judgment of the Portfolio's management, the consideration which can be earned from securities loans of this type justifies the attendant risk. Distributions by the Fund of any income realized by the Portfolio from securities loans will be taxable. If the management of the Portfolio decides to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the Portfolio's total assets. The Portfolio has no present intention of engaging in securities lending.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
    A change in the level of interest rates may affect the value of the securities held by the Portfolio (or of securities that the Portfolio expects to purchase). To hedge against changes in rates, the Portfolio may enter into (i) futures contracts for the purchase or sale of debt securities, (ii) futures contracts on securities indices and (iii) futures contracts on other financial instruments and indices. All futures contracts entered into by the Portfolio are traded on exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. The Portfolio may purchase and write call and put options on futures contracts which are traded on a United States or foreign exchange or board of trade. The Portfolio will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Portfolio's custodian for the benefit of the futures commission merchant through whom the Portfolio engages in such futures and options transactions.

    Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Portfolio from closing out positions and limiting its losses.


    The Portfolio will engage in futures and related options transactions only for bona fide hedging purposes as defined in or permitted by CFTC regulations. The Portfolio will determine that the price fluctuations in the futures contracts and options on futures are substantially related to price fluctuations in securities held by the Portfolio or which it expects to purchase. The Portfolio's futures transactions will be entered into for traditional hedging purposes -- that is, futures contracts will be sold to protect against a decline in the price of securities that the Portfolio owns, or futures contracts will be purchased to protect the Portfolio against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Portfolio expects that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), the Portfolio will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is economically advantageous for the Portfolio to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities. The Portfolio will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Internal Revenue Code for maintaining qualification of the Fund as a regulated investment company for federal income tax purposes (see "Taxes").


    Transactions using futures contracts and options (other than options that the Portfolio has purchased) expose the Portfolio to an obligation to another party. The Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options, or futures contracts or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Portfolio will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

    Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding futures contract or option is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Portfolio's assets to cover or segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.


PORTFOLIO TURNOVER
    The Portfolio cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate would occur, for example, if all the securities held by the Portfolio were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Portfolio. The Portfolio engages in portfolio trading (including short-term trading) if it believes that a transaction including all costs will help in achieving its investment objective.

                            INVESTMENT RESTRICTIONS

    Certain investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this Statement of Additional Information means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Fund. Accordingly, the Fund may not:


    (1) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940;


    (2) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

    (3) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

    (4) Purchase or sell real estate (including limited partnership interests in real estate but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

    (5) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or

    (6) Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities.

    Notwithstanding the investment policies and restrictions of the Fund; the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.


    The Portfolio has adopted substantially the same fundamental investment restrictions as the investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio, which as used in this Statement of Additional Information means the lesser of (a) 67% of the outstanding voting securities of the Portfolio present or represented by proxy at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented at the meeting or (b) more than 50% of the outstanding voting securities of the Portfolio. The term "voting securities" as used in this paragraph has the same meaning as in the Investment Company Act of 1940 (the "1940 Act"). Whenever the Trust is requested to vote on a change in the fundamental investment restrictions of the Portfolio (or the Portfolio's 80% investment policy with respect to State obligations described in the Fund's current Prospectus), the Trust will hold a meeting of Fund shareholders and will cast its vote as instructed by the shareholders.


    The Fund and the Portfolio have adopted the following investment policies which may be changed by the Trust with respect to the Fund without approval by the Fund's shareholders or by the Portfolio with respect to the Portfolio without approval by the Fund or its other investors. As a matter of nonfundamental policy, the Fund and the Portfolio will not: (a) engage in options, futures or forward transactions if more than 5% of its net assets, as measured by the aggregate of the premiums paid by the Fund or the Portfolio, would be so invested; (b) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time. (The Fund will make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes); (c) invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees of the Trust or the Portfolio, or its delegate, determines to be liquid; (d) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or the Portfolio or is a member, officer, director or trustee of any investment adviser of the Trust or the Portfolio, if after the purchase of the securities of such issuer by the Fund or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value); or (e) purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs.


    For purposes of the Portfolio's investment restrictions, the determination of the "issuer" of a municipal obligation which is not a general obligation bond will be made by the Portfolio's Investment Adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligations.


    In order to permit the sale of shares of the Fund in certain states, the Fund may make commitments more restrictive than the policies described above. Should the Fund determine that any such commitment is no longer in the best interest of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.


                             TRUSTEES AND OFFICERS

    The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of the Portfolio's investment adviser, Boston Management and Research ("BMR" or the "Investment Adviser"), a wholly-owned subsidiary of Eaton Vance Management ("Eaton Vance"); of Eaton Vance's parent, Eaton Vance Corp. ("EVC"); and of BMR's and Eaton Vance's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Trustees who are "interested persons" of the Trust, the Portfolio, BMR, Eaton Vance, EVC or EV, as defined in the 1940 Act, by virtue of their affiliation with any one or more of the Trust, the Portfolio, BMR, Eaton Vance, EVC or EV, are indicated by an asterisk(*).


                   TRUSTEES OF THE TRUST AND THE PORTFOLIO

DONALD R. DWIGHT (64), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company) founded in 1988; Chairman of the Board of Newspapers of New England, Inc., since 1983. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

JAMES B. HAWKES (54), Vice President and Trustee*
Executive Vice President of BMR, Eaton Vance, EVC and EV, and a Director of EVC and EV. Director, Trustee and officer of various investment companies managed by Eaton Vance or BMR.

SAMUEL L. HAYES, III (60), Trustee
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate
  School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard University Graduate School of Business Administration, Soldiers Field Road, Boston, Massachusetts 02134


NORTON H. REAMER (60), Trustee
President and Director, United Asset Management Corporation, a holding company owning institutional investment management firms. Chairman, President and Director, UAM Funds (mutual funds). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110


JOHN L. THORNDIKE (69), Trustee
Director, Fiduciary Company Incorporated. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110

JACK L. TREYNOR (65), Trustee
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

                   OFFICERS OF THE TRUST AND THE PORTFOLIO

THOMAS J. FETTER (52), President
Vice President of BMR, Eaton Vance and EV. Mr. Fetter was elected a Vice
  President of the Trust on December 17, 1990 and President of the Trust and the Portfolio on December 13, 1993. Officer of various investment companies managed by Eaton Vance or BMR.

ROBERT B. MACINTOSH (38), Vice President
Vice President of BMR since August 11, 1992, and of Eaton Vance and EV, and an employee of Eaton Vance since March 8, 1991. Fidelity Investments -- Portfolio Manager (1986-1991). Officer of various investment companies managed by Eaton Vance or BMR. Mr. MacIntosh was elected Vice President of the Trust on March 22, 1993.

JAMES L. O'CONNOR (50), Treasurer
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

THOMAS OTIS (64), Secretary
Vice President and Secretary of BMR, Eaton Vance, EVC and EV. Officer of various investment companies managed by Eaton Vance or BMR.

JANET E. SANDERS (60), Assistant Secretary
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (32), Assistant Secretary
Assistant Vice President of BMR, Eaton Vance and EV since March 1, 1994;
  employee of Eaton Vance since March 1993. Officer of various investment companies managed by Eaton Vance or BMR. State Regulations Supervisor, The Boston Company (1991-1993) and Registration Specialist, Fidelity Management & Research Co. (1986-1991). Mr. Murphy was elected Assistant Secretary of the Trust and the Portfolio on March 27, 1995.

ERIC G. WOODBURY (38), Assistant Secretary
Vice President of BMR, Eaton Vance and EV since February 1993; formerly, associate attorney at Dechert, Price & Rhoads and Gaston & Snow. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodubury was elected Assistant Secretary on Jun 19, 1995.


    For additional officers of the Portfolio (if any), see "Additional Officer Information" in the Fund's Part II.

    Messrs. Thorndike (Chairman), Hayes and Reamer are members of the Special Committee of the Board of Trustees of the Trust and of the Portfolio. The Special Committee's functions include a continuous review of the Fund's contractual relationship with the Administrator on behalf of the Fund and the Portfolio's contractual relationship with the Investment Adviser, making recommendations to the Trustees regarding the compensation of those Trustees who are not members of the Eaton Vance organization, and making recommendations to the Trustees regarding candidates to fill vacancies, as and when they occur, in the ranks of those Trustees who are not "interested persons" of the Trust, the Portfolio, or the Eaton Vance organization.


    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Trust and of the Portfolio. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent certified public accountants, and reviewing with such accountants and the Treasurer of the Trust and of the Portfolio matters relative to accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian and transfer agent of the Fund and of the Portfolio.

    Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Plan"). Under the Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee.


    The fees and expenses of those Trustees of the Trust and the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. For the compensation earned by the noninterested Trustees of the Trust and the Portfolio, see "Fees and Expenses" in the Fund's Part II.

                     INVESTMENT ADVISER AND ADMINISTRATOR

    The Portfolio engages BMR as investment adviser pursuant to an Investment Advisory Agreement. BMR or Eaton Vance acts as investment adviser to investment companies and various individual and institutional clients with combined assets under management of approximately $16 billion.

    Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies.

    Eaton Vance offers single-state tax-free portfolios in more states than any other sponsor of mutual funds. There are 30 long-term state portfolios, 5 national portfolios and 12 limited maturity portfolios. A staff of 32 is responsible for the day-to-day management of over 3,500 issues in 46 mutual fund portfolios. Assets managed by the municipal investment group are currently over $9.1 billion. The following persons manage one or more of the Eaton Vance tax-free portfolios. For the identity of the Portfolio's portfolio manager, see the Fund's current Prospectus.

    Nicole Anderes is a Vice President of Eaton Vance and BMR. Ms. Anderes graduated from Brown University with a B.A. in Women's Studies/Economics. She has been an active member of MAGNY/National Federation of Municipal Analysts, the Public Securities Association and the Municipal Forum, and served as the General Secretary of MAGNY from 1992 to 1993.

    Timothy T. Browse is a Vice President of Eaton Vance and BMR. Mr. Browse graduated from St. Lawrence University in 1981 and received his M.B.A. degree from Boston University in 1990.

    Cynthia J. Clemson is a Vice President of Eaton Vance and BMR. Ms. Clemson graduated from Mount Holyoke College with a B.A. in 1985 and received her M.B.A., cum laude, from Boston University in 1990. She is a member of the Boston Municipal Analysts Forum, the Boston Securities Analyst Society and the Financial Analysts Federation.

    Thomas J. Fetter is a Vice President of Eaton Vance and BMR, and Director of Municipal Investments. Mr. Fetter graduated with a degree in Business Administration from Kent State University. He is a Chartered Financial Analyst and member of the Boston Security Analysts Society. He is also a member of the Boston Municipal Analysts Forum.


    Robert B. MacIntosh is a Vice President of Eaton Vance Management and the portfolio manager of single-state, tax-exempt funds in five states: Hawaii, Louisiana, Massachusetts, New Jersey and North Carolina. He also serves as economic spokesman for the Eaton Vance organization.


    Thomas M. Metzold is a Vice President of Eaton Vance and BMR. He is a Chartered Financial Analyst and a member of the Boston Security Analysts Society, the Association for Investment Management & Research, the Boston Municipal Analysts Forum, and the National Federation of Municipal Analysts.

    David C. Reilly is a Vice President of Eaton Vance and BMR. Mr. Reilly, a Chartered Financial Analyst, received a B.S. from Skidmore College. He is a member and former President of the Boston Municipal Analysts Forum. He also holds memberships in the Boston Securities Analysts Society and the Financial Analysts Federation.


    BMR manages the investments and affairs of the Portfolio subject to the supervision of the Portfolio's Board of Trustees. BMR furnishes to the Portfolio investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement requires BMR to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the BMR organization and all personnel of BMR performing services relating to research and investment activities. The Portfolio is responsible for all expenses not expressly stated to be payable by BMR under the Investment Advisory Agreement, including, without implied limitation, (i) expenses of maintaining the Portfolio and continuing its existence, (ii) registration of the Portfolio under the 1940 Act, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale and redemption of interests in the Portfolio, (viii) expenses of registering and qualifying the Portfolio and interests in the Portfolio under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to investors, and fees and expenses of registering and maintaining registrations of the Portfolio and of the Portfolio's placement agent as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to investors and of meetings of investors and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Portfolio (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, investor servicing agents and registrars for all services to the Portfolio, (xv) expenses for servicing the accounts of investors, (xvi) any direct charges to investors approved by the Trustees of the Portfolio, (xvii) compensation and expenses of Trustees of the Portfolio who are not members of BMR's organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Portfolio to indemnify its Trustees, officers and investors with respect thereto.

    For a description of the compensation that the Portfolio pays BMR under the Investment Advisory Agreement, see the Fund's current Prospectus. For additional information about the Investment Advisory Agreement, including the net assets of the Portfolio and the investment advisory fees that the Portfolio paid BMR under the Investment Advisory Agreement, see "Fees and Expenses" in the Fund's Part II.


    A commitment may be made to a state securities authority that Eaton Vance will take certain actions, if necessary so that the Fund's expenses will not exceed expense limitation requirements of such state. The commitment may be amended or rescinded by Eaton Vance in response to changes in the requirements of the state or for other reasons.

    The Investment Advisory Agreement with BMR may be continued indefinitely so long as such continuance is approved at least annually (i) by the vote of a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio or of BMR cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty
(60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that BMR may render services to others and engage in other business activities and may permit other fund clients and other corporations and organizations to use the words "Eaton Vance" or "Boston Management and Research" in their names. The Agreement also provides that BMR shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under that Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.


    As indicated in the Prospectus, Eaton Vance serves as Administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund. Under its agreement with the Fund, Eaton Vance has been engaged to administer the Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund. For additional information about the Administrator, see "Fees and Expenses" in the Fund's Part II.

    The Fund pays all of its own expenses including, without limitation, (i) expenses of maintaining the Fund and continuing its existence, (ii) its pro rata share of registration of the Trust under the 1940 Act, (iii) commissions, fees and other expenses connected with the purchase or sale of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale, repurchase and redemption of shares, (viii) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor,
(x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including without limitation safekeeping of funds, securities and other investments, keeping of books and accounts and determination of net asset values), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (xv) expenses for servicing shareholder accounts, (xvi) any direct charges to shareholders approved by the Trustees of the Trust, (xvii) compensation and expenses of Trustees of the Trust who are not members of the Eaton Vance organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.


    BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR and Eaton Vance are both Massachusetts business trusts, and EV is the trustee of BMR and Eaton Vance. The Directors of EV are Landon T. Clay, H. Day Brigham, Jr., M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman and Mr. Gardner is president and chief executive officer of EVC, BMR, Eaton Vance and EV. All of the issued and outstanding shares of Eaton Vance and EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires on December 31, 1996, the Voting Trustees of which are Messrs. Clay, Brigham, Gardner, Hawkes and Rowland. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers and Directors of EVC and EV. As of October 31, 1995, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Brigham owned 15% and 13%, respectively, of such voting trust receipts. Messrs. Hawkes and Otis are officers or Trustees of the Trust and the Portfolio and are members of the EVC, BMR, Eaton Vance and EV organizations. Messrs. Browse, Fetter, MacIntosh, Metzold, Murphy, O'Connor, Reilly and Woodbury and Ms. Anderes, Ms. Clemson and Ms. Sanders, are officers of the Trust and/or the Portfolio and are also members of the BMR, Eaton Vance and EV organizations. BMR will receive the fees paid under the Investment Advisory Agreement.


    EVC owns all of the stock of Energex Energy Corp., which engages in oil and gas operations. In addition, Eaton Vance owns all the stock of Northeast Properties, Inc., which is engaged in real estate investment, consulting and management. EVC owns all the stock of Fulcrum Management, Inc., and MinVen Inc., which are engaged in the development of precious metal properties. EVC also owns 24% of the Class A shares of Lloyd George Management (B.V.I.) Limited, a registered investment adviser. EVC, BMR, Eaton Vance and EV may also enter into other businesses.


    EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund and the Portfolio, Investors Bank & Trust Company. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.

                                   CUSTODIAN

    Investors Bank & Trust Company ("IBT"), 24 Federal Street, Boston, Massachusetts acts as custodian for the Fund and the Portfolio. IBT has the custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of all the Portfolio's assets, maintains the general ledger of the Portfolio and the Fund and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Fund and the Portfolio. IBT charges fees which are competitive within the industry. A portion of the fee relates to custody, bookkeeping and valuation services and is based upon a percentage of Fund and Portfolio net assets and a portion of the fee relates to activity charges, primarily the number of portfolio transactions. These fees are then reduced by a credit for cash balances of the particular investment company at the custodian equal to 75% of the 91-day, U.S. Treasury Bill auction rate applied to the particular investment company's average daily collected balances for the week. Landon T. Clay, a Director of EVC and an officer, Trustee or Director of other entities in the Eaton Vance organization, owns approximately 13% of the voting stock of Investors Financial Services Corp., the holding company parent of IBT. Management believes that such ownership does not create an affiliated person relationship between the Fund or the Portfolio and IBT under the Investment Company Act of 1940. For the custody fees that the Portfolio and the Fund paid to IBT, see "Fees and Expenses" in the Fund's Part II.

                             SERVICE FOR WITHDRAWAL

    By a standard agreement, the Trust's Transfer Agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder (see "Eaton Vance Shareholder Services -- Withdrawal Plan" in the Fund's current Prospectus) based upon the value of the shares held. The checks will be drawn from share redemptions and hence, are a return of principal. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices.

    To use this service, at least $5,000 in cash or shares at the public offering price (i.e., net asset value) will have to be deposited with the Transfer Agent. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the Transfer Agent or the Principal Underwriter will be able to terminate the withdrawal plan at any time without penalty.

                       DETERMINATION OF NET ASSET VALUE

    The net asset value of the shares of the Fund is determined by IBT (as agent and custodian for the Fund) in the manner described under "Valuing Fund Shares" in the Fund's current prospectus. The net asset value of the Portfolio is also computed by IBT (as agent and custodian for the Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. Inasmuch as the market for municipal obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transation prices for most municipal obligations held by the Portfolio, and such obligations, including those purchaed on a when-issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable obligations for which price quotations are readily available normally will be valued at the mean between the latest available bid and asked prices. Open futures positions on debt securities are valued at the most recent settlement prices, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or at the direction of the Trustees of the Portfolio. Other assets are valued at fair value using methods determined in good faith by the Trustees of the Portfolio. The Fund and the Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Presidents' Day, Good Friday (a New York Stock Exchange holiday), Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


    Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. The investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

                             INVESTMENT PERFORMANCE

    Average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and dividends and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes that all distributions are reinvested at net asset value on the reinvestment dates during the period, a complete redemption of the investment and the deduction of the contingent deferred sales charge at the end of the period. For further information concerning the total return of the Fund, see "Performance Information" in the Fund's Part II.

    Yield is computed pursuant to a standardized formula by dividing its net investment income per share earned during a recent thirty-day period by the maximum offering price (net asset value) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods, reduced by accrued Fund expenses for the period with the resulting number being divided by the average daily number of Fund shares outstanding and entitled to receive dividends during the period. This yield figure does not reflect the deduction of any contingent deferred sales charge which are imposed upon certain redemptions at the rates set forth under "How to Redeem Fund Shares" in the Fund's current Prospectus. A taxable-equivalent yield is computed by using the tax-exempt yield figure and dividing by 1 minus a stated rate. For the yield and taxable equivalent yield of the Fund, see "Performance Information" in the Fund's Part II.

    The Fund may also publish the distribution rate and/or the effective distribution rate. The Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. The Fund's effective distribution rate is computed by dividing the distribution rate by the ratio (the days in a year divided by the accrual days of the monthly period) used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. Investor's should note that the Fund's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on the Fund's last monthly distribution which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month. See "Distributions and Taxes" in the Fund's current Prospectus. For the Fund's distribution rate and effective distribution rate, see "Performance Information" in the Fund's
Part II.

    The Fund's total return may be compared to relevant indices, such as the Consumer Price Index, the Bond Buyer 25 Revenue Bond Index and the Lehman Brothers Municipal Bond Index, which may be used in advertisements and in information furnished to present or prospective shareholders. The Fund's performance may differ from that of other investors in the Portfolio, including other investment companies.

    The Fund may provide investors with information on municipal bond investing, which may include comparative performance information, evaluations of Fund performance, charts and/or illustrations prepared by independent sources (such as Lipper Analytical Services, Inc., CDA/Wiesenberger or Morningstar, Inc.). The Fund may also refer in investor publications to Tax Freedom Day, as computed by the Tax Foundation, Washington, DC 20005, to help illustrate the value of tax free investing, as well as other tax-related information.

    Information, charts and illustrations relating to inflation and the effects of inflation on the dollar may be included in advertisements and other material furnished to present and prospective shareholders. For example, after 10 years, the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, if the annual rates of inflation during such period were 4%, 5%, 6% and 7%, respectively. (To calculate the purchasing power, the value at the end of each year is reduced by the above inflation rates for 10 consecutive years.)

    Information about portfolio allocation and holdings of the Portfolio at a particular date (including ratings assigned by independent ratings services such as Moody's, S&P and Fitch) may be included in advertisements and other material furnished to present and prospective shareholders. Such information may be stated as a percentage of the Portfolio's bond holdings on such date.

    Comparative information about the yield or distribution rate of the Fund and about average rates of return on certificates of deposit, bank money market deposit accounts, money market mutual funds and other short-term investments may also be included in advertisements, supplemental sales literature or communications of the Fund. Such information may also compare the taxable equivalent yield (or value) of the Fund to the after-tax yield (or value) of such other investment vehicles. A bank certificate of deposit, unlike the Fund's shares, pays a fixed rate of interest and entitles the depositor to receive the face amount of the certificate of deposit at maturity. A bank money market deposit account is a form of savings account which pays a variable rate of interest. Unlike the Fund's shares, bank certificates of deposit and bank money market deposit accounts are insured by the Federal Deposit Insurance Corporation. A money market mutual fund is designed to maintain a constant value of $1.00 per share and, thus, a money market fund's shares are subject to less price fluctuation than the Fund's shares.


    The average rates of return of money market mutual funds, certificates of deposit and bank money market deposit accounts referred to in advertisements, supplemental sales literature or communications of the Fund will be based on rates published by the Federal Reserve Bank, Donoghues Money Fund Averages, RateGram or The Wall Street Journal.


    Information used in advertisements and in materials furnished to present and prospective shareholders may include statements or illustrations relating to the appropriateness of types of securities and/or mutual funds which may be employed to meet specific financial goals, such as (1) funding retirement, (2) paying for children's education, and (3) financially supporting aging parents. These three financial goals may be referred to in such advertisements or materials as the "Triple Squeeze."

                                     TAXES

    See "Distributions and Taxes" in the Fund's current Prospectus.

    Each series of the Trust is treated as a separate entity for Federal income tax purposes. The Fund has elected to be treated, and intends to qualify each year, as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute its net investment income (including tax-exempt income) and net realized capital gains in accordance with the timing requirements imposed by the Code, so as to avoid any federal income or excise tax on the Fund. The Fund so qualified for its fiscal year ended July 31, 1995 (see the Notes to the Financial Statements incorporated by reference in this Statement of Additional Information). Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. The Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) to be entitled to the gross income of the Portfolio attributable to such share.

    In order to avoid federal excise tax, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income (not including tax-exempt income) for such year, at least 98% of the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and 100% of any income from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio is liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

    The Portfolio's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be allocated daily to interests in the Portfolio and, in order to enable the Fund to distribute its proportionate share of this income and avoid a tax payable by the Fund, the Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold in order to generate cash that the Fund may withdraw from the Portfolio for subsequent distribution to Fund shareholders.

    Investments in lower-rated or unrated securities may present special tax issues for the Portfolio and hence for the Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when the Portfolio may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable.

    Distributions by the Fund of net tax-exempt interest income that are properly designated as "exempt-interest dividends" may be treated by shareholders as interest excludable from gross income under Section 103(a) of the Code. In order for the Fund to be entitled to pay the tax-exempt interest income allocated to it by the Portfolio as exempt-interest dividends to its shareholders, the Fund must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax. For purposes of applying this 50% requirement, the Fund will be deemed to own its proportionate share of each of the assets of the Portfolio, and the Portfolio currently intends to invest its assets in a manner such that the Fund can meet this 50% requirement. Interest on certain municipal obligations is treated as a tax preference item for purposes of the federal alternative minimum tax. Shareholders of the Fund are required to report tax-exempt interest on their federal income tax returns.

    From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. Under federal tax legislation enacted in 1986, the federal income tax exemption for interest on certain municipal obligations was eliminated or restricted. As a result of such legislation, the availability of municipal obligations for investment by the Portfolio and the value of the securities held by the Portfolio may be affected.

    In the course of managing its investments, the Portfolio may realize some short-term and long-term capital gains (and/or losses) as a result of market transactions, including sales of portfolio securities and rights to when-issued securities and options and futures transactions. The Portfolio may also realize taxable income from certain short-term taxable obligations, securities loans, a portion of original issue discount with respect to certain stripped municipal obligations or their stripped coupons, and certain realized accrued market discount. Any distributions by the Fund of its share of such capital gains (after reduction by any capital loss carryforwards) would be taxable to shareholders of the Fund. However, it is expected that such amounts, if any, would normally be insubstantial in relation to the tax exempt interest earned by the Portfolio and allocated to the Fund. Certain distributions of the Fund declared in October, November or December and paid the following January will be taxed to shareholders as if received on December 31 of the year in which they are declared.

    The Portfolio's transactions in options and futures contracts will be subject to special tax rules that may affect the amount, timing and character of Fund distributions to shareholders. For example, certain positions held by the Portfolio on the last business day of each taxable year will be marked to market (i.e., treated as if closed out on such day), and any resulting gain or loss will generally be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Portfolio that substantially diminish the Portfolio's risk of loss with respect to other positions in its portfolio may constitute "straddles," which are subject to tax rules that may cause deferral of Portfolio losses, adjustments in the holding period of Portfolio securities and conversion of short-term into long-term capital losses. The Portfolio may have to limit its activities in options and futures contracts in order to enable the Fund to maintain its qualification as a RIC.

    Any loss realized upon the sale or exchange of shares of the Fund with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains with respect to such shares. Any loss realized on the sale or exchange of shares which have been held for tax purposes for 6 months or less (or such shorter period as may be prescribed by Treasury regulations) will be disallowed to the extent the shareholder has received tax-exempt interest with respect to such shares. In addition, a loss realized on a redemption of Fund shares will be disallowed to the extent the shareholder acquired other Fund shares within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date.

    Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number and certain required certifications, as well as shareholders with respect to whom the Fund has received notification from the Internal Revenue Service or a broker, may be subject to "backup" withholding of federal income tax from the Fund's dividends and distributions and the proceeds of redemptions (including repurchases and exchanges), at a rate of 31%. An individual's taxpayer identification number is generally his or her social security number.

    Non-resident alien individuals and certain foreign corporations and other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on the Fund's distributions from its ordinary income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax treaty. Distributions from the excess of the Fund's net long-term capital gain over its net short-term capital loss received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States, is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, or fails to provide any required certifications regarding status as a non-resident alien investor. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.

    The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local or foreign tax consequences of investing in the Fund.

                             PRINCIPAL UNDERWRITER

    Under the Distribution Agreement the Principal Underwriter acts as principal in selling shares of the Fund. The expenses of printing copies of prospectuses used to offer shares to financial service firms or investors and other selling literature and of advertising is borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under Federal and state securities laws is borne by the Fund. In addition, the Fund makes payments to the Principal Underwriter pursuant to its Distribution Plan as described in the Fund's current Prospectus; the provisions of the plan relating to such payments are included in the Distribution Agreement. The Distribution Agreement is renewable annually by the Trust's Board of Trustees (including a majority of its Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Fund's Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding voting securities of the Fund or on six months' notice by the Principal Underwriter and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Fund has authorized the Principal Underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Fund will exceed the amounts paid therefor by the Fund. For the amount paid by the Fund to the Principal Underwriter for acting as repurchase agent, see "Fees and Expenses" in the Fund's Part II.


                               DISTRIBUTION PLAN

    The Distribution Plan (the "Plan") is described in the prospectus and is designed to meet the requirements of Rule 12b-1 under the 1940 Act and the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD Rule"). The purpose of the Plan is to compensate the Principal Underwriter for its distribution services and facilities provided to the Fund by paying the Principal Underwriter sales commissions and a separate distribution fee in connection with sales of Fund shares. The following supplements the discussion of the Plan contained in the Fund's prospectus.

    The amount payable by the Fund to the Principal Underwriter pursuant to the Plan as sales commissions and distribution fees with respect to each day will be accrued on such day as a liability of the Fund and will accordingly reduce the Fund's net assets upon such accrual, all in accordance with generally accepted accounting principles. The amount payable on each day is limited to 1/365 of
 .75% of the Fund's net assets on such day. The level of the Fund's net assets changes each day and depends upon the amount of sales and redemptions of Fund shares, the changes in the value of the investments made by its corresponding Portfolio, the expenses of the Fund and of its corresponding Portfolio accrued and allocated to the Fund on such day, income on portfolio investments of its corresponding Portfolio accrued and allocated to the Fund on such day, and any dividends and distributions declared on Fund shares. The Fund does not accrue possible future payments as a liability of the Fund or reduce the Fund's current net assets in respect of unknown amounts which may become payable under the Plan in the future because the standards for accrual of such a liability under accounting principles have not been satisfied.

    The Plan provides that the Fund will receive all contingent deferred sales charges and will make no payments to the Principal Underwriter in respect of any day on which there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. Contingent deferred sales charges and accrued amounts will be paid by the Fund to the Principal Underwriter whenever there exist Uncovered Distribution Charges under the Fund's Plan.

    Periods with a high level of sales of Fund shares accompanied by a low level of early redemptions of Fund shares resulting in the imposition of contingent deferred sales charges will tend to increase the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter. Conversely, periods with a low level of sales of Fund shares accompanied by a high level of early redemptions of Fund shares resulting in the imposition of contingent deferred sales charges will tend to reduce the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter.

    In calculating daily the amount of uncovered distribution charges, distribution charges will include the aggregate amount of sales commissions and distribution fees theretofore paid plus the aggregate amount of sales commissions and distribution fees which the Principal Underwriter is entitled to be paid under the Plan since its inception. Payments theretofore paid or payable under the Plan by the Fund to the Principal Underwriter and contingent deferred sales charges theretofore paid or payable to the Principal Underwriter will be subtracted from such distribution charges; if the result of such subtraction is positive, a distribution fee (computed at 1% over the prime rate then reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of outstanding Uncovered Distribution Charges with respect to such day. The amount of outstanding Uncovered Distribution Charges of the Principal Underwriter calculated on any day does not constitute a liability recorded on the financial statements of the Fund.

    The amount of Uncovered Distribution Charges of the Principal Underwriter at any particular time depends upon various changing factors, including the level and timing of sales of Fund shares, the nature of such sales (i.e., whether they result from exchange transactions, reinvestments or from cash sales through Authorized Firms), the level and timing of redemptions of Fund shares upon which a contingent deferred sales charge will be imposed, the level and timing of redemptions of Fund shares upon which no contingent deferred sales charge will be imposed (including redemptions involving exchanges of Fund shares for shares of another fund in the Eaton Vance Marathon Group of Funds which result in a reduction of Uncovered Distribution Charges), changes in the level of the net assets of the Fund, and changes in the interest rate used in the calculation of the distribution fee under the Plan.


    As currently implemented by the Trustees, the Fund's Plan authorizes payments of sales commissions and distribution fees to the Principal Underwriter and service fees to the Principal Underwriter and Authorized Firms which may be equivalent, on an aggregate basis during any fiscal year of the Fund, to .95% of the Fund's average daily net assets for such year. For the sales commission and service fee payments made by the Fund and the outstanding Uncovered Distribution Charges of the Principal Underwriter, see "Fees and Expenses -- Distribution Plan" in the Fund's Part II. The Fund believes that the combined rate of all these payments may be higher than the rate of payments made under distribution plans adopted by other investment companies pursuant to Rule 12b-1. Although the Principal Underwriter will use its own funds (which may be borrowed from banks) to pay sales commissions at the time of sale, it is anticipated that the Eaton Vance organization will profit by reason of the operation of the Plan through an increase in the Fund's assets (thereby increasing the advisory fee payable to BMR by the Portfolio) resulting from sale of Fund shares and through amounts paid to the Principal Underwriter, including contingent deferred sales charges pursuant to the Plan. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts theretofore received by the Principal Underwriter pursuant to the Plan and from contingent deferred sales charges have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expense, depreciation of building and equipment, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Eaton Vance organization in a manner deemed equitable to the Fund.


    The Plan provides that it shall continue in effect for so long as such continuance is approved at least annually by the vote of both a majority of (i) the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees") and (ii) all of the Trustees then in office, and the Distribution Agreement contains a similar provision. The Plan and Distribution Agreement may be terminated at any time by a vote of a majority of the Rule 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund. The provisions of the Plan relating to payments of sales commissions and distribution fees to the Principal Underwriter are also included in the Distribution Agreement between the Trust on behalf of the Fund and the Principal Underwriter. Under the Plan the President or a Vice President of the Trust shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees as required by Rule 12b-1. So long as the Plan is in effect, the selection and nomination of the Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons.

    The Trustees believe that the Plan will be a significant factor in the growth of the Fund's assets, resulting in increased investment flexibility and advantages which will benefit the Fund and its shareholders. Payments for sales commissions and distribution fees made to the Principal Underwriter under the Plan will compensate the Principal Underwriter for its services and expenses in distributing shares of the Fund. Service fee payments made to the Principal Underwriter and Authorized Firms under the Plan provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the Principal Underwriter and Authorized Firms, the Plan is expected to result in the maintenance of, and possible future growth in, the assets of the Fund. Based on the foregoing and other relevant factors, the Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

                        PORTFOLIO SECURITY TRANSACTIONS

     Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR. BMR is also responsible for the execution of transactions for all other accounts managed by it.

    BMR places the portfolio security transactions of the Portfolio and of all other accounts managed by it for execution with many firms. BMR uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Portfolio and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, BMR will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Municipal obligations, including State obligations, purchased and sold by the Portfolio are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Portfolio may also purchase municipal obligations from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters. While it is anticipated that the Portfolio will not pay significant brokerage commissions in connection with such portfolio security transactions, on occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Portfolio will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of BMR, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Portfolio and BMR's other clients for providing brokerage and research services to BMR.

    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Portfolio may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if BMR determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of overall responsibilities which BMR and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, BMR will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

    It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, BMR receives Research Services from many broker-dealer firms with which BMR places the Portfolio transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by BMR in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to BMR in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Portfolio is not reduced because BMR receives such Research Services. BMR evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which BMR believes are useful or of value to it in rendering investment advisory services to its clients.

    Subject to the requirement that BMR shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, BMR is authorized to consider as a factor in the selection of any firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc., which rule provides that no firm which is a member of the Association shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.


    Municipal obligations considered as investments for the Portfolio may also be appropriate for other investment accounts managed by BMR or its affiliates. BMR will attempt to allocate equitably portfolio security transactions among the Portfolio and the portfolios of its other investment accounts purchasing municipal obligations whenever decisions are made to purchase or sell securities by the Portfolio and one or more of such other accounts simultaneously. In making such allocations, the main factors to be considered are the respective investment objectives of the Portfolio and such other accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Portfolio and such accounts, the size of investment commitments generally held by the Portfolio and such accounts and the opinions of the persons responsible for recommending investments to the Portfolio and such accounts. While this procedure could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits available from the BMR organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. For the brokerage commissions paid by the Portfolio on portfolio transactions, see "Fees and Expenses" in the Fund's Part II.

                               OTHER INFORMATION

    Eaton Vance, pursuant to its agreement with the Trust, controls the use of the words "Eaton Vance" and "EV" in the Fund's name and may use the words "Eaton Vance" and "EV" in other connections and for other purposes.

    The Trust is organized as a Massachusetts business trust. As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's by-laws, the Trustees shall continue to hold office and may appoint successor Trustees.


    The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

    The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or
(2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

    The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In addition, the By-Laws of the Trust provide that no natural person shall serve as a Trustee of the Trust after the holders of record of not less than two-thirds of the outstanding shares have declared that he be removed from office either by declaration in writing filed with the custodian of the assets of the Trust or by votes cast in person or by proxy at a meeting called for the purpose.

    In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

    The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the Commission, or during any emergency as determined by the Commission which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the independent certified public accountants of the Fund and the Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                              FINANCIAL STATEMENTS

    The financial statements of the Fund and the Portfolio, which are included in the Fund's Annual Report to Shareholders, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance on the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. A copy of the Annual Report accompanies this Statement of Additional Information.

                                    APPENDIX

                     DESCRIPTION OF SECURITIES RATINGS+

                        MOODY'S INVESTORS SERVICE, INC.

MUNICIPAL BONDS
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.




----------
+ The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Portfolio's fiscal year end.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MUNICIPAL SHORT-TERM OBLIGATIONS

RATINGS: Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such rating recognizes the differences between short term credit risk and long term risk. Factors effecting the liquidity of the borrower and short term cyclical elements are critical in short term ratings, while other factors of major importance in bond risk, long term secular trends for example, may be less important over the short run.

A short term rating may also be assigned on an issue having a demand feature, variable rate demand obligation (VRDO). Such ratings will be designated as VMIG1, SG or if the demand feature is not rated, NR. A short term rating on issues with demand features are differentiated by the use of the VMIG1 symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

COMMERCIAL PAPER

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 365 days.

Issuers (or supporting institutions) rated PRIME-1 or P-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

    --  Leading market positions in well established industries.

    --  High rates of return on funds employed.

    -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

    -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2

Issuers (or supporting institutions) rated PRIME-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3

Issuers (or supporting institutions) rated PRIME-3 (P-3) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.

                        STANDARD & POOR'S RATINGS GROUP

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES

S&P note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

    -- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

    -- Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

    SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus (+) designation.

    SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

    SP-3: Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

Standard & Poor's commercial paper ratings are a current assessments of the likelihood of timely payment of debts considered short-term in the relevant market.

    A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

    A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

    A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

    A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B: Issues rated "B" are regarded as having only speculative capacity for timely payment.

    C: This rating is assigned to short term debt obligations with doubtful capacity for payment.

    D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period.

                         FITCH INVESTORS SERVICE, INC.

INVESTMENT GRADE BOND RATINGS

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligors ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Stong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F- 1+".

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

                               * * * * * * * *

NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

    Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV MARATHON ARIZONA MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and Arizona State personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the Arizona Municipals Portfolio (the "Portfolio").

                            RISKS OF CONCENTRATION

    The following information as to certain Arizona considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Arizona issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Arizona issuers. Neither the Trust nor the Portfolio has independently verified this information.

    The ability of Arizona and its political subdivisions to respond to the ever-increasing burdens placed upon them by the growth of the 1980's has been limited, in part, by Constitutional and legislative restrictions on property tax increases and limitations on annual expenditure increases. Subject to certain exceptions, the maximum amount of property taxes levied by any Arizona county, city, town or community college district for their operations and maintenance expenditures cannot exceed the amount levied in a preceding year by more than two percent. Certain taxes are specifically exempt from this limit, including taxes levied for debt service payments. Annual property tax levies for the payment of general obligation bonded indebtedness are unlimited as to rate or amount. However, there are Constitutional limitations on the aggregate amount of general obligation bonded indebtedness an Arizona municipality may incur, and these limitations could impede a municipality's ability to respond to the needs of a fast-growing population for additional public facilities and services.

    Arizona State government general fund revenue growth in fiscal year 1994 exceeded projections, increasing 10.7% overall. The 10.8% increase in sales tax revenue and the 9.3% increase in income tax revenue reflects the increased economic growth in the State. With revenue growth outpacing an 8.8% increase in expenditures, the State general fund ended fiscal year 1994 with a total fund balance of $420.2 million. Fiscal year 1995 is expected to close with a general fund balance of $115 million, and a budget stabilization ("rainy day" fund) balance of approximately $203 million, with the two combined equal to 7.3% of total general fund expenditures.

    The 1995 legislature enacted a $200 million income tax reduction package and has committed to enact a $200 million property tax reduction package in 1996. In 1992, Arizona voters passed a measure that requires a two-thirds vote of the legislature to increase State revenue. Accordingly, it will be more difficult to reverse the current and planned tax reductions, which may adversely affect State fund balances and fiscal conditions.

                              FEES AND EXPENSES
INVESTMENT ADVISER
    As of July 31, 1995, the Portfolio had net assets of $144,521,015. For the fiscal year ended July 31, 1995, the Portfolio paid BMR advisory fees of $629,148 (equivalent to 0.42% of the Portfolio's average daily net assets for such year). For the ten months ended July 31, 1994, the Portfolio paid BMR advisory fees of $505,544 (equivalent to 0.41% (annualized) of the Portfolio's average daily net assets for such period). For the period from the Portfolio's start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid BMR advisory fees of $268,894 (equivalent to 0.39% (annualized) of the Portfolio's average daily net assets for such period). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information.

    Prior to February 1, 1993 (when the Fund transferred its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Eaton Vance as its investment adviser. For the period from October 1, 1992 to February 1, 1993, the Fund paid Eaton Vance advisory fees of $81,397 (equivalent to 0.35% (annualized) of the Fund's average daily net assets for such period).

DISTRIBUTION PLAN
    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1996 and may be continued as described under "Distribution Plan" in
Part I of this Statement of Additional Information. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's shareholders and by the Board of Trustees of the Trust, as required by Rule 12b-1. During the fiscal year ended July 31, 1995, the Principal Underwriter paid sales commissions of $513,727 to Authorized Firms on sales of Fund shares. During the same period, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $1,086,172, which amount reduced Uncovered Distribution Charges. During such period, contingent deferred sales charges aggregating approximately $862,000 were imposed on early redeeming shareholders and paid to the Principal Underwriter to reduce Uncovered Distribution Charges. As at July 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $5,271,000 (which amount was equivalent to 3.7% of the Fund's net assets on such date). During the fiscal year ended July 31, 1995, the Fund paid service fee payments under the Plan aggregating $182,128, of which $181,305 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    For the fiscal year ended July 31, 1995, the Fund paid the Principal Underwriter $1,757.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN
    For the fiscal year ended July 31, 1995, the Fund paid IBT $13,840 and the Portfolio paid IBT $65,302.

BROKERAGE
    For the fiscal year ended July 31, 1995, the ten months ended July 31, 1994, and for the period from the start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions. For the period from October 1, 1992, to February 1, 1993 (when the Fund transferred its assets to the Portfolio), the Fund paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended July 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund and the Portfolio, and, for the year ended September 30, 1995, earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex( 1 )

                               AGGREGATE      AGGREGATE     TOTAL COMPENSATION
                              COMPENSATION   COMPENSATION     FROM TRUST AND
NAME                            FROM FUND   FROM PORTFOLIO     FUND COMPLEX
----                          ------------  --------------  -----------------
Donald R. Dwight .........       $666          $1,692(2)         $135,000(4)
Samuel L. Hayes, III .....        643           1,736(3)          150,000(5)
Norton H. Reamer .........        628           1,752             135,000
John L. Thorndike ........        637           1,841             140,000
Jack L. Treynor ..........        686           1,784             140,000
-------
(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2)  Includes $436 of deferred compensation.
(3)  Includes $559 of deferred compensation.
(4)  Includes $35,000 of deferred compensation.
(5)  Includes $33,750 of deferred compensation.

                        ADDITIONAL OFFICER INFORMATION
    In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I of this Statement of Additional Information, Cynthia J. Clemson (32) is a Vice President of the Portfolio. Ms. Clemson has served as a Vice President of the Portfolio since June 19, 1995. Ms. Clemson has been a Vice President of BMR and Eaton Vance since 1993 and an employee of Eaton Vance since 1985. Ms. Clemson is an officer of various investment companies managed by Eaton Vance or BMR.

                           PERFORMANCE INFORMATION
    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from July 25, 1991 through July 31, 1995 and for the one year period ended July 31, 1995.

                                                   VALUE OF A $1,000 INVESTMENT

                                                                                TOTAL RETURN                  TOTAL RETURN
                                       VALUE BEFORE DE-  VALUE AFTER DE-      BEFORE DEDUCTING              AFTER DEDUCTING
                                       DUCTING THE CON-  DUCTING THE CON- THE CONTINGENT DEFERRED       THE CONTINGENT DEFERRED
                                       TINGENT DEFERRED TINGENT DEFERRED        SALES CHARGE                 SALES CHARGE**
  INVESTMENT    INVESTMENT  AMOUNT OF    SALES CHARGE    SALES CHARGE**  --------------------------  --------------------------
    PERIOD          DATE   INVESTMENT     ON 7/31/95       ON 7/31/95      CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
------------    ---------- -----------  ---------------  ---------------  ------------  ------------  ------------  ------------

Life of
the Fund***       7/25/91*   $1,000        $1,353.52        $1,333.52        35.35%        7.82%         33.35%        7.42%
1 Year
Ended
7/31/95           7/31/94    $1,000        $1,066.36        $1,016.36         6.64%        6.64%          1.64%        1.64%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.
----------
  * Investment operations began on July 25, 1991.

 ** No contingent deferred sales charge is imposed on certain redemptions. See the Fund's current Prospectus.

*** If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended July 31, 1995, the yield of the Fund was 4.52%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.52% would be 6.91%, assuming a combined federal and State tax rate of 34.59%.

    The Fund's distribution rate (calculated on July 31, 1995 and based on the Fund's monthly distribution paid July 17, 1995) was 4.70%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 4.80%.


    See the Tax Equivalent Yield Table in this Part II concerning applicable tax rates and income brackets.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
    As at October 31, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., New Brunswick, NJ was the record owner of approximately 11.1% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                              OTHER INFORMATION
    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991. The Fund changed its name from Eaton Vance Arizona Tax Free Fund to EV Marathon Arizona Tax Free Fund on February 1, 1994 and to EV Marathon Arizona Municipals Fund on December 1, 1995.

                          TAX EQUIVALENT YIELD TABLE

    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and Arizona State income tax laws and tax rates applicable for 1995.


                                                  COMBINED                      A FEDERAL AND ARIZONA STATE
                                                 FEDERAL AND                       TAX EXEMPT YIELD OF:
       SINGLE RETURN           JOINT RETURN        ARIZONA   4%       4.5%       5%       5.5%       6%       6.5%       7%
------------------------------------------------- STATE TAX  --------------------------------------------------------------------
                 (TAXABLE INCOME*)                BRACKET+             IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
---------------------------------------------------------------------------------------------------------------------------------
           Up to $ 23,350        Up to $ 39,000   17.98%      4.88%     5.49%     6.10%     6.71%     7.31%     7.92%     8.53%
      $ 23,351 - $ 56,550   $ 39,001 - $ 94,250   31.74       5.86      6.59      7.33      8.06      8.79      9.52     10.26
      $ 56,551 - $117,950   $ 94,251 - $143,600   34.59       6.12      6.88      7.64      8.41      9.17      9.94     10.70
      $117,951 - $256,500   $143,601 - $256,500   39.58       6.62      7.45      8.28      9.10      9.93     10.76     11.59
            Over $256,500         Over $256,500   42.98       7.02      7.89      8.77      9.65     10.52     11.40     12.28

*Net amount subject to federal and Arizona personal income tax after deductions and exemptions.

+The combined federal and Arizona tax brackets are calculated using the highest Arizona tax rate within each bracket. Taxpayers with taxable income within such brackets may have lower combined tax brackets and taxable equivalent yields than indicated above.
 The combined tax rates assume that Arizona taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36% and 39.6%, over the same ranges of income.

Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including Arizona State income taxes) for taxpayers with adjusted gross income in excess of $114,700. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $114,700 and joint filers with adjusted gross income in excess of $172,050. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that EV Marathon Arizona Municipals Fund will achieve any specific tax exempt yield. While it is expected that a substantial portion of the interest income distributed to Fund Shareholders will be exempt from the regular federal income tax and Arizona personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for Arizona personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax.
The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV MARATHON COLORADO MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and Colorado State personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the Colorado Municipals Portfolio (the "Portfolio").

                            RISKS OF CONCENTRATION

    The following information as to certain Colorado considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Colorado issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Colorado issuers. Neither the Trust nor the Portfolio has independently verified this information.

    Large public works projects, a pickup in the housing sector and growth in the trade and services industries led to moderate employment gains for the State during the early 1990's. Certain areas of manufacturing, however, have been adversely impacted by the prolonged U.S. downturn and by relatively heavy reliance on defense contracts and military payroll.

    The major revenue sources of the State are the individual income tax and the general sales and use tax. Because of limitations contained in the State constitution, the State of Colorado issues no general obligation bonds. Several agencies and instrumentalities of State government, however, are authorized by statute to issue bonds secured by revenues from specific projects and activities or to enter into lease-purchase financings which are subject to annual appropriation. Additionally, the State is authorized to issue short-term revenue anticipation notes. To the extent the Portfolio holds debt of local units of government whose revenues may rely in part on distributions from the State, the fiscal health of the State will have an indirect affect on the Portfolio. The State is required to have a balanced budget each fiscal year. Therefore, in the event of a funding gap, the State must cut expenditures and/or raise revenues. The latter is difficult, especially since the passage of the TABOR Amendment (see below). Strong growth in income tax and sales tax collections recently contributed to larger increases in the unreserved fund balance than had been budgeted. In fiscal year 1993-94, the State had revenue collections which exceeded expenditures by $38 million. In fiscal year 1994-95, revenues exceeded expenditures by $94 million. The State will make a $74 million contribution to an emergency reserve, leaving the general fund reserve at $276 million, or roughly 7.6% of total annual appropriations. Such emergency reserve transfers are not foreseen to be required in the next several years. Revenues for the 1995-96 fiscal year are budgeted to increase 4% while expenditures will increase 6%.

    There are approximately 1,800 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, school districts and a variety of water, sewer and other special districts, all with various constitutional and statutory authority to levy taxes and incur indebtedness. The major sources of revenue for payment of indebtedness are the ad valorem property tax, which presently is imposed and collected solely at the local level, although the State is also authorized to levy the tax, sales and use taxes, and revenue from special projects. Residential real property is presently assessed at 10.36% of its actual value. All other property is assessed at 29% of its actual value except producing mines and oil and gas properties. Oil and gas properties are assessed at 87.5%.

    A 1992 amendment to the State Constitution (the "TABOR Amendment") restricts growth of State and local government spending to the rate of inflation plus growth (as measured by population, school enrollment, or construction depending on the government entity); and requires voter approval of all new taxes or tax increases and the issuance of most types of debt. Though the TABOR Amendment is not expected to have an immediate effect on the credit quality of state and local governments, it will likely reduce the financial flexibility of all levels of government in Colorado over time. In particular, local governments dependent on taxes on residential property are being squeezed between the TABOR Amendment requirements of voter approval for increased mill levies and an earlier State Constitutional amendment which has had the effect of lowering the assessment rate on residential property from 21% to 10.36% over the past 8 years. Younger or rapidly growing municipalities with large infrastructure requirements may have particular difficulty finding the revenues needed to finance their growth.

                              FEES AND EXPENSES
INVESTMENT ADVISER
    As of July 31, 1995, the Portfolio had net assets of $46,077,166. For the fiscal year ended July 31, 1995, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $128,496 (equivalent to 0.28% of the Portfolio's average daily net assets for such year). To enhance the net income of the Portfolio, BMR made a reduction of its advisory fee in the amount of $69,064. For the ten months ended July 31, 1994, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $67,224 (equivalent to 0.23% (annualized) of the Portfolio's average daily net assets for such period). To enhance the net income of the Portfolio, BMR made a reduction of the full amount of its advisory fee and BMR was allocated a portion of the expenses related to the operation of the Portfolio in the amount of $31,504. For the period from the Portfolio's start of business, February 1, 1993, to the fiscal year ended September 30, 1993, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $15,122 (equivalent to 0.16% (annualized) of the Portfolio's average daily net assets for such period). To enhance the net income of the Portfolio, BMR made a reduction of the full amount of its advisory fee and BMR was allocated a portion of expenses related to the operation of the Portfolio in the amount of $12,114. The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information.

    Prior to February 1, 1993 (when the Fund transferred its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Eaton Vance as its investment adviser. For the period from October 1, 1992 to February 1, 1993, absent a fee reduction, the Fund would have paid Eaton Vance advisory fees of $2,488 (equivalent to 0.15% (annualized) of the Fund's average daily net assets for such period). To enhance the net income of the Fund, Eaton Vance made a reduction of the full amount of its advisory fee and Eaton Vance was allocated a portion of expenses related to the operation of the Fund in the amount of $70,823.

DISTRIBUTION PLAN
    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1996 and may be continued as described under "Distribution Plan" in
Part I of this Statement of Additional Information. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's shareholders and by the Board of Trustees of the Trust, as required by Rule 12b-1. During the fiscal year ended July 31, 1995, the Principal Underwriter paid sales commissions of $314,367 to Authorized Firms on sales of Fund shares. During the same period, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $330,051, which amount reduced Uncovered Distribution Charges. During such period, contingent deferred sales charges aggregating approximately $235,000 were imposed on early redeeming shareholders and paid to the Principal Underwriter to reduce Uncovered Distribution Charges. As at July 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $1,925,000 (which amount was equivalent to 4.4% of the Fund's net assets on such date). During the fiscal year ended July 31, 1995, the Fund paid service fee payments under the Plan aggregating $41,952, of which $41,880 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    For the fiscal year ended July 31, 1995, the Fund paid the Principal Underwriter $545 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN
    For the fiscal year ended July 31, 1995, the Fund paid IBT $7,169 and the Portfolio paid IBT $16,604.

BROKERAGE
    For the fiscal year ended July 31, 1995, the ten months ended July 31, 1994, and for the period from the start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions. For the period from October 1, 1992 to February 1, 1993 (when the Fund transferred its assets to the Portfolio), the Fund paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended July 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund and the Portfolio, and, for the year ended September 30, 1995, earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

                               AGGREGATE      AGGREGATE     TOTAL COMPENSATION
                              COMPENSATION   COMPENSATION     FROM TRUST AND
NAME                            FROM FUND   FROM PORTFOLIO     FUND COMPLEX
----                          ------------  --------------  ------------------
Donald R. Dwight .........       $33            $333(2)         $135,000(4)
Samuel L. Hayes, III .....        32             322(3)          150,000(5)
Norton H. Reamer .........        31             314             135,000
John L. Thorndike ........        32             318             140,000
Jack L. Treynor ..........        34             343             140,000
------
(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2) Includes $83 of deferred compensation.
(3) Includes $103 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.

                        ADDITIONAL OFFICER INFORMATION

    In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I of this Statement of Additional Information, David C. Reilly (38) is a Vice President of the Portfolio. Mr. Reilly has served as a Vice President of the Portfolio since December 1, 1995. Mr. Reilly has been a Vice President of BMR since 1992 and Eaton Vance since 1991 and an employee of Eaton Vance since 1991. Prior to joining Eaton Vance, he was a Vice President and a municipal bond analyst at Scudder, Stevens & Clark (1984 - 1991). Mr. Reilly is an officer of various investment companies managed by Eaton Vance or BMR.

                           PERFORMANCE INFORMATION
    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from August 25, 1992 through July 31, 1995 and for the one year period ended July 31, 1995.

                                                   VALUE OF A $1,000 INVESTMENT

                                                                                TOTAL RETURN                  TOTAL RETURN
                                       VALUE BEFORE DE-   VALUE AFTER DE-      BEFORE DEDUCTING              AFTER DEDUCTING
                                       DUCTING THE CON-  DUCTING THE CON- THE CONTINGENT DEFERRED       THE CONTINGENT DEFERRED
                                       TINGENT DEFERRED TINGENT DEFERRED        SALES CHARGE                 SALES CHARGE**
  INVESTMENT    INVESTMENT  AMOUNT OF    SALES CHARGE     SALES CHARGE*   --------------------------  --------------------------
    PERIOD          DATE   INVESTMENT     ON 7/31/95       ON 7/31/95      CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
------------    ---------- -----------  ---------------  ---------------  ------------  ------------  ------------  ------------

Life of the
Fund***           8/25/92*   $1,000        $1,172.15        $1,132.15        17.22%        5.57%         13.22%        4.33%
1 Year
Ended
7/31/95***        7/31/94    $1,000        $1,055.75        $1,005.75         5.58%        5.58%         0.58%         0.58%

     Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.
----------
  * Investment operations began on August 25, 1992.

 ** No contingent deferred sales charge is imposed on certain redemptions. See the Fund's current Prospectus.

*** If a portion of the Portfolio's and/or the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended July 31, 1995, the yield of the Fund was 4.83%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.83% would be 7.38%, assuming a combined federal and State tax rate of 34.45%. If a portion of the Portfolio's expenses had not been allocated to the Investment Adviser, the Fund would have had a lower yield.

    The Fund's distribution rate (calculated on July 31, 1995 and based on the Fund's monthly distribution paid July 17, 1995) was 4.97%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 5.08%. If a portion of the Portfolio's expenses had not been allocated to the Investment Adviser, the Fund would have had a lower distribution rate and effective distribution rate.


    See the Tax Equivalent Yield Table in this Part II concerning applicable tax rates and income brackets.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As at October 31, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 6.9% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                              OTHER INFORMATION
    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991. The Fund changed its name from Eaton Vance Colorado Tax Free Fund to EV Marathon Colorado Tax Free Fund on February 1, 1994 and to EV Marathon Colorado Municipals Fund on December 1, 1995.

                          TAX EQUIVALENT YIELD TABLE


    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and Colorado State income tax laws and tax rates applicable for 1995.

                                                                              A FEDERAL AND COLORADO STATE
                                                 COMBINED                        TAX EXEMPT YIELD OF:
       SINGLE RETURN           JOINT RETURN     FEDERAL AND   4%       4.5%       5%       5.5%       6%       6.5%       7%
----------------------------------------------   CO STATE    -------------------------------------------------------------------
                 (TAXABLE INCOME*)             TAX BRACKET+             IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
--------------------------------------------------------------------------------------------------------------------------------
           Up to $ 23,350        Up to $ 39,000   19.25%      4.95      5.57      6.19      6.81      7.43      8.05      8.67%
      $ 23,351 - $ 56,550   $ 39,001 - $ 94,250   31.60       5.85      6.58      7.31      8.04      8.77      9.50     10.23
      $ 56,551 - $117,950   $ 94,251 - $143,600   34.45       6.10      6.86      7.63      8.39      9.15      9.92     10.68
      $117,951 - $256,500   $143,601 - $256,500   39.20       6.58      7.40      8.22      9.05      9.87     10.69     11.51
            Over $256,500         Over $256,500   42.62       6.97      7.84      8.71      9.59     10.46     11.33     12.20

*Net amount subject to federal and Colorado personal income tax after deductions and exemptions.


+The Colorado income tax rate is 5%. The combined tax rates assume that Colorado taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 28%,
 31%, 36% and 39.6%, over the same ranges of income.

Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including Colorado State income taxes) for taxpayers with adjusted gross income in excess $114,700. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $114,700 and joint filers with adjusted gross income in excess of $172,050. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that EV Marathon Colorado Municipals Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and Colorado personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for Colorado personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax.
The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV MARATHON CONNECTICUT MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and Connecticut State personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the Connecticut Municipals Portfolio (the "Portfolio").


                            RISKS OF CONCENTRATION

    The following information as to certain Connecticut considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Connecticut issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Connecticut issuers. Neither the Trust nor the Portfolio has independently verified this information.

    Although the manufacturing sector has traditionally been of prime economic importance to Connecticut, the non-manufacturing sector of employment (primarily aircraft engines, helicopters and submarines) now dominate the State's economy. Approximately 82% of the State's non-agricultural employment is in the non-manufacturing sector, with 30% of the total in the service sector, 22% in the wholesale and retail trade sector, and 14% in the government sector. Defense-related business plays an important role in the Connecticut economy, and defense awards to Connecticut have traditionally been among the highest in the nation on a per capita basis. However, in recent years the federal government has reduced defense-related spending which has had an adverse impact on the Connecticut economy.

    As of June 1995, the unemployment rate in Connecticut on a seasonally adjusted basis was 5.4%, compared to 5.6% for the nation. Between June 1994 and June 1995, the State lost 1,700 non-farm jobs, with gains in the services and construction sectors being offset by losses in the manufacturing (durable goods), finance, insurance and real estate sectors of the economy. The State's economy is beginning a slow recovery, constrained by military spending cuts and cost containment pressures in the insurance and biomedical industries. The full economic impact of continued corporate downsizing in the defense and insurance industries may not be fully realized.

    The State derives over 70% of its revenues from taxes imposed by the State. The two major taxes have been the sales and use tax and the corporation business tax, each of which is sensitive to changes in the level of economic activity in the State, but the Connecticut personal income tax on individuals, trusts, and estates enacted in 1991 is expected to supersede them in importance. In order to promote economic stability and provide a positive business climate, several tax changes were adopted during the 1993 legislative session. Among the most significant changes were the changes to the Corporation Business Tax -- a 4 year gradual rate reduction to 11.25% beginning January 1, 1995; 11% beginning January 1, 1996; 10.5% beginning January 1, 1997 and 10% beginning January 1, 1998.

    During fiscal 1991-92, the State issued $965.7 million of Economic Recovery Notes, of which $455.6 million remained outstanding as of March 1995. The State ended the 1992-93 fiscal year with a $113.5 million General Fund operating surplus and a $19.7 million General Fund surplus for the 1993-94 fiscal year. The estimated surplus at June 1995 for the General Fund is $74.5 million, and the estimated surplus for the Transportation Fund is $57.9 million.

    The State, its officers and employees are defendants in numerous lawsuits. According to the State Attorney General's Office, an adverse decision in any of the cases summarized herein could materially affect the State's financial position: (i) an action to enforce the spending cap provision of the State's constitution by seeking to require that the General Assembly define certain terms used therein and to enjoin certain increases in "general budget expenditures" until this is done; (ii) litigation on behalf of black and hispanic school children in the City of Hartford seeking "integrated education" within the greater Hartford metropolitan area; (iii) litigation involving claims by Indian tribes to less than 1/10 of 1% of the State's land area; (iv) litigation challenging the State's method of financing elementary and secondary public schools on the grounds that it denies equal access to education; (v) an action in which two retarded persons seek placement outside a State hospital, new programs, and damages on behalf of themselves and all mentally retarded patients at the hospital; (vi) litigation involving claims for refunds of taxes by several cable television companies; (vii) an action on behalf of all persons with retardation or traumatic brain injury, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services; (viii) an action by the Connecticut Hospital Association and 33 hospitals seeking to require the State to reimburse hospitals for in-patient medical services on a more favorable basis; (ix) a class action by the Connecticut Criminal Defense Lawyers Association claiming a campaign of illegal surveillance activity and seeking damages and injunctive relief; (x) two actions for monetary damages brought by a former patient at a State mental hospital stemming from an attempted suicide that left her brain-damaged; (xi) an action challenging the validity of the State's imposition of surcharges on hospital charges to finance certain uncompensated care costs incurred by hospitals; and (xii) an action challenging the validity of the State's imposition of gross earnings taxes on hospital revenues to finance certain uncompensated care costs.

                              FEES AND EXPENSES
INVESTMENT ADVISER
    As of July 31, 1995, the Portfolio had net assets of $195,275,789. For the fiscal year ended July 31, 1995, the Portfolio paid BMR advisory fees of $835,605 (equivalent to 0.44% of the Portfolio's average daily net assets for such year). For the ten months ended July 31, 1994, the Portfolio paid BMR advisory fees of $635,227 (equivalent to 0.42% (annualized) of the Portfolio's average daily net assets for such period). For the period from the Portfolio's start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid BMR advisory fees of $331,338 (equivalent to 0.40% (annualized) of the Portfolio's average daily net assets for such period). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information.

    Prior to February 1, 1993 (when the Fund transferred its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Eaton Vance as its investment adviser. For the period from October 1, 1992 to February 1, 1993, the Fund paid Eaton Vance advisory fees of $75,066 (equivalent to 0.33% (annualized) of the Fund's average daily net assets for such period).

DISTRIBUTION PLAN
    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1996 and may be continued as described under "Distribution Plan" in
Part I of this Statement of Additional Information. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's shareholders and by the Board of Trustees of the Trust, as required by Rule 12b-1. During the fiscal year ended July 31, 1995, the Principal Underwriter paid sales commissions of $651,845 to Authorized Firms on sales of Fund shares. During the same period, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $1,395,069, which amount reduced Uncovered Distribution Charges. During such period, contingent deferred sales charges aggregating approximately $621,000 were imposed on early redeeming shareholders and paid to the Principal Underwriter to reduce Uncovered Distribution Charges. As at July 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $7,583,000 (which amount was equivalent to 4.0% of the Fund's net assets on such date). During the fiscal year ended July 31, 1995, the Fund paid service fee payments under the Plan aggregating $245,950, of which $244,744 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    For the fiscal year ended July 31, 1995, the Fund paid the Principal Underwriter $1,317.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN
    For the fiscal year ended July 31, 1995, the Fund paid IBT $18,136 and the Portfolio paid IBT $48,135.

BROKERAGE
    For the fiscal year ended July 31, 1995, the ten months ended July 31, 1994, and for the period from the start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions. For the period from October 1, 1992 to February 1, 1993 (when the Fund transferred its assets to the Portfolio), the Fund paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended July 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund and the Portfolio, and, for the year ended September 30, 1995, earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1)

                               AGGREGATE      AGGREGATE     TOTAL COMPENSATION
                              COMPENSATION   COMPENSATION     FROM TRUST AND
NAME                            FROM FUND   FROM PORTFOLIO     FUND COMPLEX
----                          ------------  --------------  -----------------
Donald R. Dwight .........       $666         $2,096(2)        $135,000(4)
Samuel L. Hayes, III .....        643          2,123(3)         150,000(5)
Norton H. Reamer .........        628          2,133            135,000
John L. Thorndike ........        637          2,227            140,000
Jack L. Treynor ..........        686          2,196            140,000
------
(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2) Includes $525 of deferred compensation.
(3) Includes $682 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.

                        ADDITIONAL OFFICER INFORMATION
    In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I of this Statement of Additional Information, Nicole Anderes (34) is a Vice President of the Portfolio. Ms. Anderes has served as a Vice President of the Portfolio since June 19, 1995. Ms. Anderes has been a Vice President of BMR and Eaton Vance since 1994 and is an officer of various investment companies managed by Eaton Vance or BMR. Prior to joining Eaton Vance, Ms. Anderes was Vice President and portfolio manager, Lazard Freres Asset Management (1992-1994) and Vice President and Manager -- Municipal Research, Roosevelt & Cross (1978-1992).

                           PERFORMANCE INFORMATION

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from May 1, 1992 through July 31, 1995 and for the one year period ended July 31, 1995.

                                                   VALUE OF A $1,000 INVESTMENT

                                                                                TOTAL RETURN                  TOTAL RETURN
                                       VALUE BEFORE DE-  VALUE AFTER DE-      BEFORE DEDUCTING              AFTER DEDUCTING
                                       DUCTING THE CON-  DUCTING THE CON- THE CONTINGENT DEFERRED       THE CONTINGENT DEFERRED
                                       TINGENT DEFERRED TINGENT DEFERRED        SALES CHARGE                 SALES CHARGE**
  INVESTMENT    INVESTMENT  AMOUNT OF    SALES CHARGE    SALES CHARGE**  --------------------------  --------------------------
    PERIOD          DATE   INVESTMENT     ON 7/31/95       ON 7/31/95      CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
------------    ---------- -----------  ---------------  ---------------  ------------  ------------  ------------  ------------

Life of
the Fund***       5/1/92*     $1,000       $1,189.77         $1,159.86       18.98%        5.49%         15.99%        4.67%
1 Year
Ended
7/31/95          7/31/94      $1,000       $1,045.46         $  995.86        4.55%        4.55%         -0.41%       -0.41%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.
----------
  *Investment operations began on May 1, 1992.

 **No contingent deferred sales charge is imposed on certain redemptions. See the Fund's current Prospectus.

***If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended July 31, 1995, the yield of the Fund was 4.58%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.58% would be 6.95%, assuming a combined federal and State tax rate of 34.11%.

    The Fund's distribution rate (calculated on July 31, 1995 and based on the Fund's monthly distribution paid July 17, 1995) was 4.89%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 5.01%.


    See the Tax Equivalent Yield Table in this Part II concerning applicable tax rates and income brackets.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
     As at October 31, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 20.0% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                              OTHER INFORMATION
    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991. The Fund changed its name from Eaton Vance Connecticut Tax Free Fund to EV Marathon Connecticut Tax Free Fund on February 1, 1994 and to EV Marathon Connecticut Municipals Fund on December 1, 1995.

                          TAX EQUIVALENT YIELD TABLE

    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and Connecticut State income tax laws and tax rates applicable for 1995.


                                                                              A FEDERAL AND CONNECTICUT STATE
                                                 COMBINED                           TAX EXEMPT YIELD OF:
       SINGLE RETURN           JOINT RETURN     FEDERAL AND   4%       4.5%       5%       5.5%       6%       6.5%       7%
--------------------------------------------     CT STATE     --------------------------------------------------------------------
                 (TAXABLE INCOME*)             TAX BRACKET+             IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
---------------------------------------------------------------------------------------------------------------------------------
           Up to $ 23,350        Up to $ 39,000   18.25%      4.89%     5.50%     6.12%     6.73%     7.34%     7.95%     8.56%
      $ 23,351 - $ 56,550   $ 39,001 - $ 94,250   31.24       5.82      6.54      7.27      8.00      8.73      9.45     10.18
      $ 56,551 - $117,950   $ 94,251 - $143,600   34.11       6.07      6.83      7.59      8.35      9.11      9.86     10.62
      $117,951 - $256,500   $143,601 - $256,500   38.88       6.54      7.36      8.18      9.00      9.82     10.63     11.45
            Over $256,500         Over $256,500   42.32       6.93      7.80      8.67      9.54     10.40     11.27     12.14

*Net amount subject to federal and Connecticut personal income tax after deductions and exemptions.


+The Connecticut personal income tax rate is 4.5%. Tax credits reduce the effective Connecticut tax rate for single filers with taxable income up to $52,500 and joint filers up to $100,500. The combined federal and Connecticut tax brackets are calculated using the highest effective Connecticut tax rate for single or joint filers (reduced by available tax credits) within each bracket. Taxpayers with taxable income within these brackets may have a lower combined bracket and taxable equivalent yield than indicated above. The combined tax rates assume that Connecticut taxes are itemized deductions for federal income tax purposes.
 Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36% and
 39.6%, over the same ranges of income.


Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including Connecticut State income taxes) for taxpayers with adjusted gross income in excess of $114,700. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $114,700 and joint filers with adjusted gross income in excess of $172,050. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.


Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that EV Marathon Connecticut Municipals Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and Connecticut personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for Connecticut personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV MARATHON MICHIGAN MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and Michigan State and City income and single business taxes in the form of an investment exempt from Michigan intangibles tax. The Fund currently seeks to achieve its investment objective by investing its assets in the Michigan Municipals Portoflio (the "Portfolio").


                            RISKS OF CONCENTRATION

    The following information as to certain Michigan considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Michigan issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Michigan issuers. Neither the Trust nor the Portfolio has independently verified this information.

    The State's economy is overly dependent on the manufacturing sector, more specifically the auto industry. Manufacturing accounts for 23% of total employment as compared to the national average of 17%. The dependency on manufacturing makes the State economy overly susceptible to economic downturns. For the first time since 1966, the unemployment rate was below the national average. An improving economy and successful cost containment have enabled the State to improve its financial position. For 1994, the Budget Stabilization Fund was $779 million and is projected to reach $1.1 billion for 1995. The Governor has proposed reducing individual and business income taxes. For 1996, revenues are estimated to grow 4.7% while expenditures will grow by a similar rate.

    In March, 1994, Michigan voters approved a change in the tax system. The most significant provisions were an increase in the sales tax rate from 4% to 6%, a reduction in the income tax rate from 4.6% to 4.4% and the creation of a statewide property tax. These changes are expected to provide sufficient revenues to offset the elimination of property taxes for school district operating purposes. There can be no assurance that school districts will receive sufficient revenues to be able to service any limited tax bonds they may have outstanding and which may be held by the Portfolio.

    Under the State Constitution, the Legislature is prohibited from raising taxes if doing so would cause total State revenues (except Federal aid) to exceed 10% of State personal income. The only exceptions to this revenue limit are a majority approval of a referendum question or a specific emergency declared by a two-thirds vote of the Legislature. However, this limit does not apply to taxes imposed for the payment of principal and interest on bonds of the State, if the bonds are approved by voters and authorized by a vote of two-thirds of the members of each House of the Legislature. Local units of government and local authorities are authorized to issue bonds and other evidences of indebtedness in a variety of situations without the approval of electors, but the ability of the obligor to levy taxes for the payment of such obligations is subject to the foregoing limitations unless the obligations were authorized before December 23, 1978 or approved by the electors. The Constitution prohibits the State from reducing the proportion of total State spending paid to all local units of government, taken as a group, below that proportion in effect in the 1978-79 fiscal year. The State may not mandate new or increased levels of services to be provided by local units without making appropriations to cover any increased costs.

    Under the State Constitution, the total amount of general ad valorem taxes imposed on taxable property in any year cannot exceed certain millage limitations specified by the Constitution, statute or charter. The Constitution prohibits local units of government from levying any tax not authorized by law or charter, or from increasing the rate of an existing tax above the rate authorized by law or charter. The Constitution also contains millage reduction provisions. Under such provisions, should the value of taxable property (exclusive of new construction and improvements) increase at a percentage greater than the percentage increase in the Consumer Price Index, the maximum authorized tax rate would be reduced by a factor which would result in the same maximum potential tax revenues to the local taxing unit as if the valuation of taxable property (less new construction and improvements) had grown only at the Consumer Price Index rate instead of at the higher actual growth rate. Thus, if taxable property values rise faster than consumer prices, the maximum authorized tax rate would be increased at the Consumer Price Index rate. Conversely, if taxable property values rise slower than consumer prices, tax rates may be raised accordingly, but never higher than the rate authorized on December 23, 1978, without elector approval.

    The ability of the State to pay the principal and interest on its general obligation bonds may be affected by the limitations described above. Similarly, the ability of local units to levy taxes to pay the principal of and interest on their general obligations is subject to the constitutional, statutory and charter limits described below.

                              FEES AND EXPENSES
INVESTMENT ADVISER
    As of July 31, 1995, the Portfolio had net assets of $191,262,981. For the fiscal year ended July 31, 1995, the Portfolio paid BMR advisory fees of $856,258 (equivalent to 0.44% of the Portfolio's average daily net assets for such year). For the ten months ended July 31, 1994, the Portfolio paid BMR advisory fees of $721,041 (equivalent to 0.43% (annualized) of the Portfolio's average daily net assets for such period). For the period from the Portfolio's start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid BMR advisory fees of $443,391 (equivalent to 0.42% (annualized) of the Portfolio's average daily net assets for such period). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information.

    Prior to February 1, 1993 (when the Fund transferred its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Eaton Vance as its investment adviser. For the period from October 1, 1992 to February 1, 1993, the Fund paid Eaton Vance advisory fees of $158,554 (equivalent to 0.40% (annualized) of the Fund's average daily net assets for such period).

DISTRIBUTION PLAN
    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1996 and may be continued as described under "Distribution Plan" in
Part I of this Statement of Additional Information. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's shareholders and by the Board of Trustees of the Trust, as required by Rule 12b-1. During the fiscal year ended July 31, 1995, the Principal Underwriter paid sales commissions of $351,608 to Authorized Firms on sales of Fund shares. During the same period, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $1,413,428, which amount reduced Uncovered Distribution Charges. During such period, contingent deferred sales charges aggregating approximately $704,000 were imposed on early redeeming shareholders and paid to the Principal Underwriter to reduce Uncovered Distribution Charges. As at July 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $6,378,000 (which amount was equivalent to 3.4% of the Fund's net assets on such date). For the fiscal year ended July 31, 1995, the Fund paid service fee payments under the Plan aggregating $270,112, of which $269,241 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    For the fiscal year ended July 31, 1995, the Fund paid the Principal Underwriter $1,970.00 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN
    For the fiscal year ended July 31, 1995, the Fund paid IBT $2,388 and the Portfolio paid IBT $1,944.

BROKERAGE
    For the fiscal year ended July 31, 1995, the ten months ended July 31, 1994, and for the period from the start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions. For the period from October 1, 1992 to February 1, 1993 (when the Fund transferred its assets to the Portfolio), the Fund paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and of the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended July 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund and the Portfolio, and, for the year ended September 30, 1995, earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1)

                                 AGGREGATE      AGGREGATE     TOTAL COMPENSATION
                                COMPENSATION   COMPENSATION     FROM TRUST AND
  NAME                            FROM FUND   FROM PORTFOLIO     FUND COMPLEX
  ----                          ------------  --------------  -----------------
  Donald R. Dwight .........       $666         $2,198(2)        $135,000(4)
  Samuel L. Hayes, III .....        643          2,219(3)         150,000(5)
  Norton H. Reamer .........        628          2,229            135,000
  John L. Thorndike ........        637          2,325            140,000
  Jack L. Treynor ..........        686          2,300            140,000

(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2)  Includes $525 of deferred compensation.
(3)  Includes $682 of deferred compensation.
(4)  Includes $35,000 of deferred compensation.
(5)  Includes $33,750 of deferred compensation.

                        ADDITIONAL OFFICER INFORMATION
    In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I of this Statement of Additional Information, Timothy T. Browse (36) has served as a Vice President of the Portfolio since June 19, 1995. Mr. Browse has been a Vice President of BMR and Eaton Vance since 1993, and is an officer of various investment companies managed by Eaton Vance or BMR. Prior to joining Eaton Vance, Mr. Browse was a Municipal Bond Trader at Fidelity Management & Research Company (1987-1992).


                           PERFORMANCE INFORMATION
    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from April 19, 1991 through July 31, 1995 and for the one-year period ended July 31, 1995.

                                                   VALUE OF A $1,000 INVESTMENT

                                                                                TOTAL RETURN                  TOTAL RETURN
                                       VALUE BEFORE DE-  VALUE AFTER DE-      BEFORE DEDUCTING              AFTER DEDUCTING
                                       DUCTING THE CON-  DUCTING THE CON- THE CONTINGENT DEFERRED       THE CONTINGENT DEFERRED
                                       TINGENT DEFERRED TINGENT DEFERRED        SALES CHARGE                 SALES CHARGE
  INVESTMENT    INVESTMENT  AMOUNT OF    SALES CHARGE    SALES CHARGE**  --------------------------  --------------------------
    PERIOD          DATE   INVESTMENT     ON 7/31/95       ON 7/31/95      CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
------------    ---------- -----------  ---------------  ---------------  ------------  ------------  ------------  ------------

Life of
the Fund***      4/19/91*    $1,000        $1,318.06        $1,298.06        31.81%      6.65%           29.81%      6.27%
1 Year
Ended
7/31/95          7/31/94     $1,000        $1,056.07        $1,006.07         5.61%      5.61%            0.61%      0.61%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

----------
  *Investment operations began on April 19, 1991.

 **No contingent deferred sales charge is imposed on certain redemptions. See the Fund's current Prospectus.

***If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended July 31, 1995, the yield of the Fund was 4.43%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.43% would be 6.98%, assuming a combined federal and State tax rate of 36.54%.

    The Fund's distribution rate (calculated on July 31, 1995 and based on the Fund's monthly distribution paid July 17, 1995) was 4.83%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 4.94%.


    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at October 31, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 26.18% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% of more of the Fund's outstanding shares as of such date.

                              OTHER INFORMATION
    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991. The Fund changed its name from Eaton Vance Michigan Tax Free Fund to EV Marathon Michigan Tax Free Fund on February 1, 1994 and to EV Marathon Michigan Municipals Fund on December 1, 1995.

                          TAX EQUIVALENT YIELD TABLE

    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax, Michigan State income tax, Michigan State intangibles tax and Michigan City income tax laws and tax rates applicable for 1995.



                                                  COMBINED                       A FEDERAL AND MICHIGAN STATE
                                                 FEDERAL AND                        TAX EXEMPT YIELD OF:
       SINGLE RETURN           JOINT RETURN       MI STATE    4%       4.5%       5%       5.5%       6%       6.5%       7%
---------------------------------------------   TAX BRACKET+  -------------------------------------------------------------------
                 (TAXABLE INCOME*)                                      IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
---------------------------------------------------------------------------------------------------------------------------------
           Up to $ 23,350        Up to $ 39,000   21.82%      5.12%     5.76%     6.40%     7.04%     7.67%     8.31%     8.95%
      $ 23,351 - $ 56,550   $ 39,001 - $ 94,250   33.78       6.04      6.80      7.55      8.31      9.06      9.82     10.57
      $ 56,551 - $117,950   $ 94,251 - $143,600   36.54       6.30      7.09      7.88      8.67      9.45     10.24     11.03
      $117,951 - $256,500   $143,601 - $256,500   41.14       6.80      7.64      8.49      9.34     10.19     11.04     11.89
            Over $256,500         Over $256,500   44.45       7.20      8.10      9.00      9.90     10.80     11.70     12.60

*Net amount subject to federal and Michigan personal income tax after deductions and exemptions.


+The combined tax rates include a Michigan tax rate of 4.4%, Michigan City income tax rate of 1% (which may vary by city), and a
Michigan intangibles tax rate of 2.625%, and assume that Michigan taxes are itemized deductions for federal income tax purposes.
Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36% and
39.6%, over the same ranges of income.


Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including Michigan State income taxes) for taxpayers with adjusted gross income in excess of $114,700. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $114,700 and joint filers with adjusted gross income in excess of $172,050. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.


Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that EV Marathon Michigan Municipals Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and Michigan personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for Michigan personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax.
The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult with their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV MARATHON MINNESOTA MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and Minnesota State income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the Minnesota Municipals Portfolio (the "Portfolio").


                            RISKS OF CONCENTRATION

    The following information as to certain Minnesota considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Minnesota issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Minnesota issuers. Neither the Trust nor the Portfolio has independently verified this information.

    The State's economic downturn has been less severe than that of the nation, as evidenced by the State's employment growth in the early 1990s. The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the Portfolio are expected to be obligations other than general obligations of the State of Minnesota itself, there can be no assurance that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.

    At the local level, the property tax base has recovered after its growth was slowed in many communities in the early 1990s by an overcapacity in certain segments of the commercial real estate market. Local finances are also affected by the amount of state aid that is made available. Further, various of the issuers within the State of Minnesota, as well as the State of Minnesota itself, whose securities may be purchased by the Portfolio, may now or in the future be subject to lawsuits involving material amounts. It is impossible to predict the outcome of these lawsuits. Any losses with respect to these lawsuits may have an adverse impact on the ability of these issuers to meet their obligations.

                              FEES AND EXPENSES
INVESTMENT ADVISER
    As of July 31, 1995, the Portfolio had net assets of $82,967,696. For the fiscal year ended July 31, 1995, the Portfolio paid BMR advisory fees of $310,489 (equivalent to 0.37% of the Portfolio's average daily net assets for such year). For the ten months ended July 31, 1994, the Portfolio paid BMR advisory fees of $228,154 (equivalent to 0.36% (annualized) of the Portfolio's average daily net assets for such period). For the period from the Portfolio's start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid BMR advisory fees of $107,030 (equivalent to 0.30% (annualized) of the Portfolio's average daily net assets for such period). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information.

    Prior to February 1, 1993 (when the Fund transferred its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Eaton Vance as its investment adviser. For the period from October 1, 1992 to February 1, 1993, the Fund paid Eaton Vance advisory fees of $24,114 (equivalent to 0.22% (annualized) of the Fund's average daily net assets for such period). To enhance the net income of the Fund, Eaton Vance made a reduction of its fee in the amount of $6,138 during this period.

DISTRIBUTION PLAN
    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1996 and may be continued as described under "Distribution Plan" in
Part I of this Statement of Additional Information. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's shareholders and by the Board of Trustees of the Trust, as required by Rule 12b-1. During the fiscal year ended July 31, 1995, the Principal Underwriter paid sales commissions of $301,355 to Authorized Firms on sales of Fund shares. During the same period, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $588,748, which amount reduced Uncovered Distribution Charges. During such period, contingent deferred sales charges aggregating approximately $351,000 were imposed on early redeeming shareholders and paid to the Principal Underwriter to reduce Uncovered Distribution Charges. As at July 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $3,041,000 (which amount was equivalent to 3.8% of the Fund's net assets on such date). During the fiscal year ended July 31, 1995, the Fund paid service fee payments under the Plan aggregating $103,716, of which $103,646 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    For the fiscal year ended July 31, 1995, the Fund paid the Principal Underwriter $1,157.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN
    For the fiscal year ended July 31, 1995, the Fund paid IBT $3,549 and the Portfolio paid IBT $20,399.

BROKERAGE
    For the fiscal year ended July 31, 1995, the ten months ended July 31, 1994, and for the period from the start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions. For the period from October 1, 1992 to February 1, 1993 (when the Fund transferred its assets to the Portfolio), the Fund paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and of the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended July 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund and the Portfolio, and, for the year ended September 30, 1995, earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex (1):

                            AGGREGATE         AGGREGATE      TOTAL COMPENSATION
                          COMPENSATION      COMPENSATION       FROM TRUST AND
  NAME                      FROM FUND      FROM PORTFOLIO       FUND COMPLEX
  ----                    ------------     --------------    ------------------
  Donald R. Dwight ......     $333            $1,164(2)         $135,000(4)
  Samuel L. Hayes, III ..      321             1,222(3)          150,000(5)
  Norton H. Reamer ......      314             1,254             135,000
  John L. Thorndike .....      318             1,336             140,000
  Jack L. Treynor .......      343             1,235             140,000
----------
(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2) Includes $294 of deferred compensation.
(3) Includes $393 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.

                           PERFORMANCE INFORMATION

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from July 29, 1991 through July 31, 1995 and for the one-year period ended July 31, 1995.

                                                    VALUE OF A $1,000 INVESTMENT

                                            VALUE BEFORE     VALUE AFTER        TOTAL RETURN BEFORE         TOTAL RETURN AFTER
                                           DEDUCTING THE    DEDUCTING THE            DEDUCTING                   DEDUCTING
                                             CONTINGENT      CONTINGENT        THE CONTINGENT DEFERRED     THE CONTINGENT DEFERRED
                                              DEFERRED        DEFERRED             SALES CHARGE               SALES CHARGE**
  INVESTMENT     INVESTMENT    AMOUNT OF    SALES CHARGE    SALES CHARGE**   --------------------------  --------------------------
    PERIOD          DATE      INVESTMENT     ON 7/31/95       ON 7/31/95      CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------  ------------  -----------  -------------    --------------   ------------  ------------  ------------  ------------
Life of
the Fund***       7/29/91*      $1,000        $1,246.31        $1,226.41        24.63%        5.64%         22.64%         5.22%
1 Year
Ended
7/31/95           7/31/94       $1,000        $1,044.13        $  994.58         4.41%        4.41%         -0.54%        -0.54%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.
----------
  * Investment operations began on July 29, 1991.
 ** No contingent deferred sales charge is imposed on certain redemptions. See the Fund's current Prospectus.
*** If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.


    For the thirty-day period ended July 31, 1995, the yield of the Fund was 4.58%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.58% would be 7.25%, assuming a combined federal and State tax rate of 36.87%.

    The Fund's distribution rate (calculated on July 31, 1995 and based on the Fund's monthly distribution paid July 17, 1995) was 4.89%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 5.01%.


    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at October 31, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 5.8% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                              OTHER INFORMATION

    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991. The Fund changed its name from Eaton Vance Minnesota Tax Free Fund to EV Marathon Minnesota Tax Free Fund on February 1, 1994 and to EV Marathon Minnesota Municipals Fund on December 1, 1995.

                          TAX EQUIVALENT YIELD TABLE


    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and regular Minnesota State personal income tax laws and tax rates applicable for 1995.

                                                                                 A FEDERAL AND MINNESOTA STATE
                                                  COMBINED                             TAX EXEMPT YIELD OF:
     SINGLE RETURN           JOINT RETURN       FEDERAL AND        4%      4.5%        5%      5.5%        6%      6.5%        7%
-----------------------  --------------------     MN STATE     --------------------------------------------------------------------
              (TAXABLE INCOME)*                 TAX BRACKET+                 IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
---------------------------------------------  --------------  --------------------------------------------------------------------
       Up to   $ 23,350      Up to   $ 39,000      21.80%        5.12%     5.75%     6.39%     7.03%     7.67%     8.31%     8.95%
    $ 23,351 - $ 56,550   $ 39,001 - $ 94,250      34.12         6.07      6.83      7.59      8.35      9.11      9.87     10.63
    $ 56,551 - $117,950   $ 94,251 - $143,600      36.87         6.34      7.13      7.92      8.71      9.50     10.30     11.09
    $117,951 - $256,500   $143,601 - $256,500      41.44         6.83      7.68      8.54      9.39     10.25     11.10     11.95
        Over   $256,500       Over   $256,500      44.73         7.24      8.14      9.05      9.95     10.86     11.76     12.67

* Net amount subject to federal and Minnesota personal income tax after deductions and exemptions.

+ The combined federal and Minnesota tax brackets are calculated using the highest Minnesota tax rate within each bracket.
  Taxpayers with taxable income within such brackets may have lower combined tax brackets and taxable equivalent yields than indicated above. The combined tax rates assume that Minnesota taxes are itemized deductions for federal income tax purposes.
  Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36%
  and 39.6%, over the same ranges of income.


Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including Minnesota State income taxes) for taxpayers with adjusted gross income in excess of $114,700. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $114,700 and joint filers with adjusted gross income in excess of $172,050. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.


Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that EV Marathon Minnesota Municipals Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and Minnesota personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for regular Minnesota personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, and regular Minnesota personal income tax, is treated as a tax preference item which could subject the recipient to the federal and Minnesota alternative minimum taxes. The illustrations assume that the federal and Minnesota alternative minimum taxes are not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult with their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV MARATHON NEW JERSEY MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and New Jersey State personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the New Jersey Municipals Portfolio (the "Portfolio").


                            RISKS OF CONCENTRATION


    The following information as to certain New Jersey considerations is given to investors in view of the Portfolio's policy of concentrating its investments in New Jersey issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of New Jersey issuers. Neither the Trust nor the Portfolio has independently verified this information.

    New Jersey has a well diversified economy and high wealth levels. Per capita income ranks as one of the highest in the nation. The State's economy benefits from its proximity to New York and other major eastern seaboard cities. New Jersey's economy, like most states, suffered during the recent recession with unemployment increasing and surpassing the national average. New Jersey's adjusted unemployment rate for May 1995 was 6.5% compared to 5.7% nationally.

    As of the date of this Statement of Additional Information, New Jersey's general obligation debt was rated Aa1, AA+ and AA+ , by Moody's, S&P and Fitch, respectively. As a result of New Jersey's fiscal weakness, evidenced by declining fund balances, S&P placed the State's general obligation debt and related agency and lease obligations on CreditWatch with negative implications in June 1991. In July, 1991 S&P downgraded the State's general obligation debt from AAA to AA+ . As part of this action, numerous agency and lease obligation debts were also downgraded accordingly. These downgrades did not affect state university and college ratings. In August 1992, Moody's downgraded New Jersey to Aa1 from Aaa due to the use of one-time revenue items, revenue shortfalls and ongoing operating deficits. S&P affirmed their AA+ rating for the State, but retained the negative outlook. On December 16, 1992, Fitch lowered their rating on the State to AA+ from AAA. The rating action was due to the State's decision, with the most recent bond issuance, to defer debt service in the immediate future in order to provide for unmet capital needs, while increasing debt service requirements in future years when additional resources may or may not be available.

    As part of the 1992-1993 budget, the Legislature cut approximately $1 billion in spending from the Governor's budget, including cutbacks in both the State's homestead rebate and general assistance programs. To cover the shortfall resulting from the cutbacks, the State employee pension fund was revalued, allowing the State to reduce its contribution, and a surplus in the school aid funds was applied to the General Fund. The State ended fiscal 1993 with an $855 million surplus, approximately half of which was used in the 1994 budget. 1994 had an appropriation for all funds of $15.7 billion, up 4.8% from fiscal 1993 revised appropriations of $14.7 billion. Both years benefited from $412 million in nonrecurring revenues from retroactive Federal Medicaid payments. After the Legislature reduced the Governor's fiscal 1994 requests by $182 million, about half the $855 million fiscal 1993 total surplus was used for fiscal 1994, with a June 30, 1994 forecast of $416 million -- $110 million allocated to the General Fund and over $305 million to rainy day and taxpayer relief funds.

    In 1994, New Jersey adopted a 5% personal income tax cut retroactive to January 1, 1994. In 1995, New Jersey adopted a 10% personal income tax cut retroactive to January 1, 1995. On June 26, 1995, the New Jersey State Legislature passed an additional 15% reduction to take effect January 1, 1996. State officials estimate the revenue loss resulting from these tax cuts at over $1 billion for fiscal 1996. To accommodate the tax cut, the fiscal 1996 budget would rely on non-recurring revenues and the use of prior years' surplus. Furthermore, a major focus of the spending reductions has been employer contributions to retiree health care and pension systems which were cut by over $863 million in fiscal 1995. There can be no assurance that the tax cuts will not have an adverse impact on the State's finances and the demand for municipal bonds in the State.

    General obligation bonds of New Jersey are the primary method for New Jersey financing of capital projects. These bonds are backed by the full faith and credit of New Jersey. New Jersey tax revenues and certain other fees are pledged to meet the principal and interest payments required to fully pay the debt. No general obligation debt can be issued by New Jersey without prior voter approval, except that, pursuant to a constitutional amendment, no voter approval is required for any law authorizing the creation of a debt for the purpose of refinancing all or a portion of the outstanding debt of New Jersey, so long as such law requires that the refinancing provided debt service savings. The New Jersey Constitution also provides that no voter approval is required for debt issued for purposes of war, to repel invasion, to suppress insurrection or to meet an emergency caused by disaster or act of God. Capital construction can also be funded by appropriation of current revenues on a pay-as-you-go basis. All appropriations for capital projects and all proposals for State bond authorizations are subject to the review and recommendation of the New Jersey Commission on Capital Budgeting and Planning.

    Other State-related obligations include those created pursuant to the New Jersey Building Authority Act, which has the power to construct facilities for leasing to the State. The rental for such buildings is equal to the debt service relating thereto plus payments in lieu of real estate taxes. Legislation provides for future appropriations for State aid to local school districts equal to debt service on a maximum principal amount of $280,000,000 of bonds issued by such local school districts for construction and renovation of school facilities and for State aid to counties equal to debt service on up to $80,000,000 of bonds issued by counties for construction of county college facilities.

    The authorizing legislation for various State entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of moral obligation bonds which may be issued by eligible State entities. Currently, there are two such entities available for State appropriations to meet moral obligations. The New Jersey Housing and Mortgage Finance Agency has not had a deficiency in a debt service reserve which required New Jersey to appropriate funds. It is anticipated that the agency's revenue will continue to be sufficient to cover debt service on its bonds. The State provides the South Jersey Port Corporation with funds to cover all debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations. In the past, anticipated revenues have, in some cases, been insufficient to cover debt service and/or insufficient to cover all property tax requirements. These are numerous other State-created entities with outstanding debt. This debt is supported by revenues derived from or assets of the various projects financed by such entities.

    The Local Budget Law imposes specific budgetary procedures upon counties and municipalities, subject to review by the Director of the Division of Local Government Services. State law also regulates the issuance of debt by counties and municipalities by limiting the amount of tax anticipation notes that may be issued and requiring their repayment within three months of the end of the fiscal year in which they are issued. The Local Bond Law governs the issuance of bonds and notes and bars the issuance of bonds for the payment of current expenses or to pay outstanding obligations, except where permitted by the Local Finance Board. State law also authorizes State officials to supervise fiscal administration in any municipality facing financial difficulties.

                              FEES AND EXPENSES
INVESTMENT ADVISER
    As of July 31, 1995, the Portfolio had net assets of $411,038,422. For the fiscal year ended July 31, 1995, the Portfolio paid BMR advisory fees of $1,944,340 (equivalent to 0.47% of the Portfolio's average daily net assets for such year). For the ten months ended July 31, 1994, the Portfolio paid BMR advisory fees of $1,609,137 (equivalent to 0.46% (annualized) of the Portfolio's average daily net assets for such period). For the period from the Portfolio's start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid BMR advisory fees of $1,012,430 (equivalent to 0.46% (annualized) of the Portfolio's average daily net assets for such period). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information.

    Prior to February 1, 1993 (when the Fund transferred its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Eaton Vance as its investment adviser. For the period from October 1, 1992 to February 1, 1993, the Fund paid Eaton Vance advisory fees of $381,309 (equivalent to 0.45% (annualized) of the Fund's average daily net assets for such period).

DISTRIBUTION PLAN
    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1996 and may be continued as described under "Distribution Plan" in
Part I of this Statement of Additional Information. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's shareholders and by the Board of Trustees of the Trust, as required by Rule 12b-1. During the fiscal year ended July 31, 1995, the Principal Underwriter paid sales commissions of $1,198,023 to Authorized Firms on sales of Fund shares. During the same period, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $3,055,813, which amount reduced Uncovered Distribution Charges. During such period, contingent deferred sales charges aggregating approximately $1,772,000 were imposed on early redeeming shareholders and paid to the Principal Underwriter to reduce Uncovered Distribution Charges. As at July 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $13,741,000 (which amount was equivalent to 3.4% of the Fund's net assets on such date). During the fiscal year ended July 31, 1995, the Fund paid service fee payments under the Plan aggregating $576,534, of which $574,374 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    For the fiscal year ended July 31, 1995, the Fund paid the Principal Underwriter $4,255.00 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN
    For the fiscal year ended July 31, 1995, the Fund paid IBT $20,355 and the Portfolio paid IBT $91,170.

BROKERAGE
    For the fiscal year ended July 31, 1995, the ten months ended July 31, 1994, and for the period from the start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions. For the period from October 1, 1992 to February 1, 1993 (when the Fund transferred its assets to the Portfolio), the Fund paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended July 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund and the Portfolio, and, for the year ended September 30, 1995, earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1 )

                                    AGGREGATE     AGGREGATE   TOTAL COMPENSATION
                                  COMPENSATION  COMPENSATION    FROM TRUST AND
NAME                                FROM FUND  FROM PORTFOLIO    FUND COMPLEX
----                              ------------ -------------- ------------------
Donald R. Dwight .................    $666        $3,594(2)       $135,000(4)
Samuel L. Hayes, III .............     643         3,569(3)        150,000(5)
Norton H. Reamer .................     628         3,545           135,000
John L. Thorndike ................     637         3,661           140,000
Jack L. Treynor ..................     686         3,742           140,000
-----------
(1)The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2)Includes $889 of deferred compensation.
(3)Includes $1,086 of deferred compensation.
(4)Includes $35,000 of deferred compensation.
(5)Includes $33,750 of deferred compensation.

                           PERFORMANCE INFORMATION
    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from January 8, 1991 through July 31, 1995 and for the one year period ended July 31, 1995.

                                                   VALUE OF A $1,000 INVESTMENT

                                       VALUE OF INVEST-  VALUE OF INVEST-       TOTAL RETURN                  TOTAL RETURN
                                       MENT BEFORE DE-    MENT AFTER DE-      BEFORE DEDUCTING              AFTER DEDUCTING
                                       DUCTING THE CON-  DUCTING THE CON- THE CONTINGENT DEFERRED       THE CONTINGENT DEFERRED
                                       TINGENT DEFERRED TINGENT DEFERRED        SALES CHARGE                 SALES CHARGE**
  INVESTMENT    INVESTMENT  AMOUNT OF    SALES CHARGE     SALES CHARGE**   --------------------------  --------------------------
    PERIOD          DATE   INVESTMENT     ON 7/31/95       ON 7/31/95      CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
------------    ---------- -----------  ---------------  ---------------  ------------  ------------  ------------  ------------

Life of
the Fund***       1/8/91*     $1,000        $1,360.21       $1,340.21         36.02%        6.98%        34.02%        6.63%
1 Year
Ended
7/31/95          7/31/94      $1,000        $1,050.41       $1,000.65          5.04%        5.04%         0.06%        0.06%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

----------
  * Investment operations began on January 8, 1991.
 ** No contingent deferred sales charge is imposed on certain redemptions. See the Fund's current Prospectus.

*** If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.


    For the thirty-day period ended July 31, 1995, the yield of the Fund was 4.78%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.78% would be 7.42%, assuming a combined federal and State tax rate of 35.54%.

    The Fund's distribution rate (calculated on July 31, 1995 and based on the Fund's monthly distribution paid July 17, 1995) was 5.02%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 5.14%.


    See the Tax Equivalent Yield Table in this Part II concerning applicable tax rates and income brackets.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
     As at October 31, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 10.63% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.


                              OTHER INFORMATION
    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991. The Fund changed its name from Eaton Vance New Jersey Tax Free Fund to EV Marathon New Jersey Tax Free Fund on February 1, 1994. The Fund changed its name from EV Marathon New Jersey Tax Free Fund to EV Marathon New Jersey Municipals Fund on December 1, 1995.


                           TAX EQUIVALENT YIELD TABLE

     The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and New Jersey State income tax laws and tax rates applicable for 1995.


                                                                              A FEDERAL AND NEW JERSEY STATE
                                                  COMBINED                         TAX EXEMPT YIELD OF:
       SINGLE RETURN           JOINT RETURN      FEDERAL AND    4%       4.5%       5%       5.5%       6%       6.5%       7%
-----------------------------------------------   NJ STATE     --------------------------------------------------------------------
                 (TAXABLE INCOME)*              TAX BRACKET+             IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
---------------------------------------------------------------------------------------------------------------------------------
           Up to $ 23,350        Up to $ 39,000   16.81%      4.81%     5.41%     6.01%     6.61%     7.21%     7.81%     8.41%
      $ 23,351 - $ 56,550   $ 39,001 - $ 94,250   32.33       5.91      6.65      7.39      8.13      8.87      9.61     10.34
      $ 56,551 - $117,950   $ 94,251 - $143,600   35.54       6.21      6.98      7.76      8.53      9.31     10.08     10.86
      $117,951 - $256,500   $143,601 - $256,500   40.21       6.69      7.53      8.36      9.20     10.04     10.87     11.71
            Over $256,500         Over $256,500   43.57       7.09      7.98      8.86      9.75     10.63     11.52     12.41

*Net amount subject to federal and New Jersey personal income tax after deductions and exemptions.


+The combined tax rates for the tax brackets shown in the left hand columns are calculated using the highest New Jersey State rate applicable at the upper portion of these brackets and assume the taxpayers deduct New Jersey State income taxes paid on their federal income tax returns. An investor with taxable income below the highest dollar amount in such tax brackets may have a lower combined tax rate than the combined rates shown. The taxable equivalent yields for such an investor may be lower than indicated
 above. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36%
 and 39.6%, over the same ranges of income.

Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including New Jersey State income taxes) for taxpayers with Adjusted Gross
Income in excess of $114,700. The tax brackets also do not show the effects of phase out of personal exemptions for single filers with Adjusted Gross Income in excess of $114,700 and joint filers with Adjusted Gross Income in excess of $172,050. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that EV Marathon New Jersey Municipals Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and New Jersey personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for New Jersey personal income taxes. It should also be noted that the interest earned on certain "private activity" bonds issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV MARATHON PENNSYLVANIA MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and Pennsylvania State and local income taxes in the form of an investment exempt from Pennsylvania personal property taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the Pennsylvania Municipals Portfolio (the "Portfolio").

                            RISKS OF CONCENTRATION

    The following information as to certain Pennsylvania considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Pennsylvania issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Pennsylvania issuers. Neither the Trust nor the Portfolio has independently verified this information.

    Pennsylvania historically has been identified as a heavy industry state, although that reputation has changed with the decline of the coal, steel and railroad industries and the resulting diversification of Pennsylvania's industrial composition. The major new sources of growth are in the service sector, including trade, medical and health services, education and financial institutions. Pennsylvania continues, however, to have a greater percentage of its workers employed in manufacturing than the national average, leaving the economy somewhat cyclical and vulnerable to recessionary forces. During 1993, manufacturing accounted for 18% of employment. As of May 1995, the unadjusted unemployment rate for Pennsylvania and the United States was 5.7%. Per capita income in Pennsylvania for 1993 of $21,352 was higher than the per capita income of the United States of $20,817.

REVENUES AND EXPENDITURES. Pennsylvania utilizes the fund method of accounting. The General Fund, the State's largest fund, receives all tax receipts, revenues, federal grants and reimbursements that are not specified by law to be deposited elsewhere. Debt service on all obligations, except those issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund. The General Fund closed fiscal years ended June 30, 1992, June 30, 1993 and June 30, 1994 with fund balances of $87,455, $698,945 and $892,940, respectively.

    The Governor's fiscal year 1996 budget contains no new taxes and proposed numerous cost reduction programs. Under the 1996 budget, state spending will increase 2.3% over fiscal year 1995 appropriations. The fiscal year 1996 budget included tax reductions of approximately $214.8 million and projects a $3.2 million fiscal year-end unappropriated surplus. The state Tax Stabilization Fund had a balance at March 31, 1995 of $65.3 million.

    The Pennsylvania Constitution requires all proceeds of motor fuels taxes, vehicle registration fees, license taxes, operators' license fees and other excise taxes imposed on products used in motor transportation to be used exclusively for construction, reconstruction, maintenance and repair of and safety on highways and bridges and for the payment of debt service on obligations incurred for such purposes. The Motor License Fund is the fund through which such revenues are accounted for and expended.

    The Motor License Fund ended fiscal year ended June 30, 1994 with an unappropriated balance of $107.5 million on a budgetary basis. State revenue collections for fiscal year 1995 are projected to increase slightly from fiscal 1994. The budget for fiscal year 1996 includes a 2.3% increase in appropriations from the prior year. The unappropriated balance of the General Fund at June 30, 1995 is projected to be approximately $3 million on a budgetary basis.

PENNSYLVANIA DEBT. The current Constitutional provisions pertaining to the Pennsylvania debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years (this debt need not be approved by the electorate) and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

    Total outstanding general obligation debt totalled $5,075.8 million as of June 30, 1994, an increase of $37.0 million from June 30, 1993. In its current debt financing plans, Pennsylvania is emphasizing infrastructure investment to improve and rehabilitate existing capital facilities, such as water supply systems, and to construct new facilities, such as flood control systems and public buildings.

    Pennsylvania engages in short-term borrowing to fund expenses within a fiscal year through the sale of tax anticipation notes, which must mature within the fiscal year of issuance. The principal amount issued, when added to that outstanding, may not exceed in the aggregate 20% of the revenues estimated to accrue to the appropriate fund in the fiscal year. The State is not permitted to fund deficits between fiscal years with any form of debt. All year end deficit balances must be funded within the succeeding fiscal year's budget.

    Pending the issuance of bonds, Pennsylvania may issue bond anticipation notes subject to the applicable statutory and constitutional limitations generally imposed on bonds. The term of such borrowings may not exceed three years.

STATE-RELATED OBLIGATIONS. Certain state-created agencies have statutory authorization to incur debt for which no legislation providing for state appropriations to pay debt service thereon is required. The debt of these agencies is supported by assets of or revenues derived from the various projects financed; it is not an obligation of the State. Some of these agencies, however, are indirectly dependent on state appropriations. State- related agencies and their outstanding debt as of December 31, 1994 include the Delaware River Joint Toll Bridge Commission ($56.3 million), the Delaware River Port Authority ($233.9 million), the Pennsylvania Economic Development Financing Authority ($659.9 million), the Pennsylvania Energy Development Authority ($162.1 million), the Pennsylvania Higher Education Assistance Agency ($1,283.8 million), the Pennsylvania Higher Education Facilities Authority ($1,965.8 million), the Pennsylvania Industrial Development Authority ($357.3 million), the Pennsylvania Infrastructure Investment Authority ($227.5 million), the Pennsylvania Turnpike Commission ($1,252.6 million), the Philadelphia Regional Port Authority ($63.9 million) and the State Public School Building Authority ($286.8 million).

    The only obligations of state-created agencies in Pennsylvania which bear a moral obligation of the state are those issued by the Pennsylvania Housing Finance Agency, a state-created agency which provides housing for lower and moderate income families in the state, which had $2,300 million of bonds and notes outstanding, and the Hospitals and Higher Education Facilities Authority of Philadelphia which issued $21.1 million in bonds in 1993.

LOCAL GOVERNMENT DEBT. Local government in Pennsylvania consists of numerous individual units. Each unit is distinct and independent of other local units, although they may overlap geographically.

    There is extensive general legislation applying to local government. For example, the Local Government Unit Debt Act provides for uniform debt limits for local government units, including municipalities and school districts, and prescribes methods of incurring, evidencing, securing and collecting debt. Under the Local Government Unit Debt Act, the ability of Pennsylvania municipalities and school districts to engage in general obligation borrowing without electoral approval is generally limited by their recent revenue collection experience. Generally such subdivisions can levy real property taxes unlimited as to rate or amount to pay debt service on general obligation borrowings.

    Municipalities may also issue revenue obligations without limit and without affecting their general obligation borrowing capacity if the obligations are projected to be paid solely from project revenues.

    Municipal authorities and industrial development authorities are widespread in Pennsylvania. An authority is organized by a municipality acting singly or jointly with another municipality and is governed by a board appointed by the governing unit of the creating municipality or municipalities. Typically, authorities are established to acquire, own and lease or operate one or more projects and to borrow money and issue revenue bonds to finance them.

    As of the date of this Statement of Additional Information, the City of Philadelphia's general obligations are rated Ba, B and BB, by Moody's, S&P and Fitch, respectively.

                              FEES AND EXPENSES
INVESTMENT ADVISER
    As of July 31, 1995, the Portfolio had net assets of $502,250,304. For the fiscal year ended July 31, 1995, the Portfolio paid BMR advisory fees of $2,416,419 (equivalent to 0.48% of the Portfolio's average daily net assets for such year). For the ten months ended July 31, 1994, the Portfolio paid BMR advisory fees of $2,054,802 (equivalent to 0.46% (annualized) of the Portfolio's average daily net assets for such period). For the period from the Portfolio's start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid BMR advisory fees of $1,300,484 (equivalent to 0.46% (annualized) of the Portfolio's average daily net assets for such period). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information.

    Prior to February 1, 1993 (when the Fund transferred its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Eaton Vance as its investment adviser. For the period from October 1, 1992 to February 1, 1993, the Fund paid Eaton Vance advisory fees of $476,198 (equivalent to 0.46% (annualized) of the Fund's average daily net assets for such period).

DISTRIBUTION PLAN
    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1996 and may be continued as described under "Distribution Plan" in
Part I of this Statement of Additional Information. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's shareholders and by the Board of Trustees of the Trust, as required by Rule 12b-1. During the fiscal year ended July 31, 1995, the Principal Underwriter paid sales commissions of $928,046 to Authorized Firms on sales of Fund shares. During the same period, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $3,771,247, which amount reduced Uncovered Distribution Charges. During such period, contingent deferred sales charges aggregating approximately $2,034,000 were imposed on early redeeming shareholders and paid to the Principal Underwriter to reduce Uncovered Distribution Charges. As at July 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $17,253,000 (which amount was equivalent to 3.5% of the Fund's net assets on such date). During the fiscal year ended July 31, 1995, the Fund paid service fee payments under the Plan aggregating $751,526, of which $749,202 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    For the fiscal year ended July 31, 1995, the Fund paid the Principal Underwriter $5,495.00 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN
    For the fiscal year ended July 31, 1995, the Fund and the Portfolio paid no custodian fees to IBT.

BROKERAGE
    For the fiscal year ended July 31, 1995, the ten months ended July 31, 1994, and for the period from the start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions. For the period from October 1, 1992 to February 1, 1993 (when the Fund transferred its assets to the Portfolio), the Fund paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended July 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund and the Portfolio, and, for the year ended September 30, 1995, earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):


                               AGGREGATE      AGGREGATE     TOTAL COMPENSATION
                              COMPENSATION   COMPENSATION     FROM TRUST AND
NAME                            FROM FUND   FROM PORTFOLIO     FUND COMPLEX
----                          ------------  --------------  -----------------
Donald R. Dwight .........       $666         $3,994(2)        $135,000(4)
Samuel L. Hayes, III .....        643          3,955(3)         150,000(5)
Norton H. Reamer .........        628          3,922            135,000
John L. Thorndike ........        637          4,043            140,000
Jack L. Treynor ..........        686          4,154            140,000
-------
(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2) Includes $988 of deferred compensation.
(3) Includes $1,209 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.


                           PERFORMANCE INFORMATION
    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from January 8, 1991 through July 31, 1995 and for the one year period ended July 31, 1995.

                                                   VALUE OF A $1,000 INVESTMENT

                                                                                TOTAL RETURN                  TOTAL RETURN
                                       VALUE BEFORE DE-  VALUE AFTER DE-      BEFORE DEDUCTING              AFTER DEDUCTING
                                       DUCTING THE CON-  DUCTING THE CON- THE CONTINGENT DEFERRED       THE CONTINGENT DEFERRED
                                       TINGENT DEFERRED TINGENT DEFERRED        SALES CHARGE                 SALES CHARGE**
  INVESTMENT    INVESTMENT  AMOUNT OF    SALES CHARGE    SALES CHARGE**  --------------------------  --------------------------
    PERIOD          DATE   INVESTMENT     ON 7/31/95       ON 7/31/95      CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
------------    ---------- -----------  ---------------  ---------------  ------------  ------------  ------------  ------------
Life of the
Fund***           1/8/91*     $1,000       $1,354.80        $1,334.80        35.48%        6.89%         33.48%        6.54%


1 Year
Ended
7/31/95          7/31/94      $1,000       $1,052.39        $1,002.49         5.24%        5.24%          0.25%        0.25%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

----------
  * Investment operations began on January 8, 1991.


 ** No contingent deferred sales charge is imposed on certain redemptions. See the Fund's current Prospectus.
*** If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.


    For the thirty-day period ended July 31, 1995, the yield of the Fund was 4.73%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.73% would be 7.72%, assuming a combined federal and State tax rate of 38.76%.

    The Fund's distribution rate (calculated on July 31, 1995 and based on the Fund's monthly distribution paid July 17, 1995) was 4.94%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 5.05%.


    See the Tax Equivalent Yield Table in this Part II concerning applicable tax rates and income brackets.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
     As at October 31, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 14.04% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.


                              OTHER INFORMATION
    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991. The Fund changed its name from Eaton Vance Pennsylvania Tax Free Fund to EV Marathon Pennsylvania Tax Free Fund on February 1, 1994. The Fund changed its name from EV Marathon Pennsylvania Tax Free Fund to EV Marathon Pennsylvania Municipals Fund on December 1, 1995.

                          TAX EQUIVALENT YIELD TABLE
    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding 6% under the regular federal income tax and Pennsylvania State and local tax laws in effect for 1995.

                                                                        TAXABLE YIELD NEEDED TO MATCH 6% FREE OF
                                                              -------------------------------------------------------------
                                                                                            FEDERAL, STATE, FEDERAL, STATE,
             1994 TAXABLE INCOME                                   FEDERAL   FEDERAL, STATE   COUNTY AND      COUNTY AND
------------------------------------------    FEDERAL    STATE    AND STATE    AND COUNTY    PHILADELPHIA     PITTSBURGH
       SINGLE RETURN        JOINT RETURN    INCOME TAX INCOME TAX   TAXES       TAXES          TAXES(1)        TAXES (2)
---------------------------------------------------------------------------------------------------------------------------
         Up to $ 23,350      Up to $ 39,000    15.00%     2.80%      7.26%        7.80%          8.25%            9.14%
    $ 23,351 - $ 56,550 $ 39,001 - $ 94,250    28.00      2.80       8.57         9.20           9.74            10.79
    $ 56,551 - $117,950 $ 94,251 - $143,600    31.00      2.80       8.95         9.60          10.16            11.26
    $117,951 - $256,500 $143,601 - $256,500    36.00      2.80       9.65        10.36          10.96            12.14
          Over $256,500       Over $256,500    39.60      2.80      10.22        10.97          11.61            12.87
---------------------------------------------------------------------------------------------------------------------------

Equivalent yields are based on a fixed $1,000 investment with all taxes deducted from income. Included in all areas are the effects of: federal income tax minus savings from itemizing state and local taxes, a 2.80% Pennsylvania income tax and a 4 mill county personal property tax. (1) Philadelphia equivalent yields also include the 4.96% school income tax. (2) Pittsburgh equivalent yields also include 4 mill city and 4 mill school property taxes. While it is expected that the Portfolio will invest primarily in obligations exempt from taxes, other income received by the Fund may be taxable. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36% and 39.6%, over the same ranges of income.


Note: The above-indicated federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions (including Pennsylvania State and local taxes) for taxpayers with Adjusted Gross Income in excess of $114,700. The tax brackets and taxable equivalent yields also do not show the effects of phaseout of personal exemptions for single filers with Adjusted Gross Income in excess of $114,700 and joint filers with Adjusted Gross Income in excess of $172,050. The effective federal tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above. In addition, the equivalent taxable yields for investors who do not itemize will be higher than indicated above.


Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that EV Marathon Pennsylvania Municipals Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations the interest from which is exempt from the regular federal income tax and Pennsylvania State and local income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV MARATHON TEXAS MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the Texas Municipals Portfolio (the "Portfolio").


                            RISKS OF CONCENTRATION

    The following information as to certain Texas considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Texas issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Texas issuers. Neither the Trust nor the Portfolio has independently verified this information.

    Once largely dependent on the drilling, production, refining, chemical and energy-related manufacturing sectors, the economy of Texas has diversified with the major source of job growth in the State now being the service-producing sector (which includes transportation and public utilities, finance, insurance and real estate, trade, services, and government). Over the past decade, the population of Texas grew at a rate twice as fast as that of the entire United States. Currently the third largest state in the nation, Texas is expected to move into second place by the late 1990's.

    The Texas legislature passed a $80 billion biennial budget for fiscal years 1996 and 1997. The new budget includes no new tax increases. Historically, the primary sources of the State's revenues have been sales taxes, mineral severance taxes and Federal grants. The beginning fiscal 1994 cash balance was $1.6 billion. The State has no personal or corporate income tax, although the State does impose a corporate franchise tax based on the amount of a corporation's capital and surplus. A bill was passed by the legislature reforming educational aid. Also, the State provided additional funding construction for poor districts.

                              FEES AND EXPENSES

INVESTMENT ADVISER
    As of July 31, 1995, the Portfolio had net assets of $28,227,021. For the fiscal year ended July 31, 1995, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $56,319 (equivalent to 0.21% of the Portfolio's average daily net assets for such year). To enhance the net income of the Portfolio, BMR made a reduction of the full amount of its advisory fee and BMR was allocated a portion of the expenses related to the operation of the Portfolio in the amount of $18,606. For the ten months ended July 31, 1994, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $31,214 (equivalent to 0.17% (annualized) of the Portfolio's average daily net assets for such period). To enhance the net income of the Portfolio, BMR made a reduction of the full amount of its advisory fee and BMR was allocated a portion of the expenses related to the operation of the Portfolio in the amount of $35,347. For the period from the Portfolio's start of business, February 1, 1993, to the fiscal year ended September 30, 1993, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $9,014 (equivalent to 0.16% (annualized) of the Portfolio's average daily net assets for such period). To enhance the net income of the Portfolio, BMR made a reduction of the full amount of its advisory fee and BMR was allocated a portion of the expenses related to the operation of the Portfolio in the amount of $13,473. The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information.

    Prior to February 1, 1993 (when the Fund transferred its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Eaton Vance as its investment adviser. For the period from October 1, 1992 to February 1, 1993, absent a fee reduction, the Fund would have paid Eaton Vance advisory fees of $2,404 (equivalent to 0.16% (annualized) of the Fund's average daily net assets for such period). To enhance the net income of the Fund, Eaton Vance made a reduction of the full amount of its advisory fee and Eaton Vance was allocated a portion of the expenses related to the operation of the Fund in the amount of $86,503.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal year ended July 31, 1995 and for the ten months ended July 31, 1994, $46,683 and $85,239, respectively, of the Fund's operating expenses were allocated to the Administrator.

DISTRIBUTION PLAN
    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1996 and may be continued as described under "Distribution Plan" in
Part I of this Statement of Additional Information. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's shareholders and by the Board of Trustees of the Trust, as required by Rule 12b-1. During the fiscal year ended July 31, 1995, the Principal Underwriter paid sales commissions of $70,683 to Authorized Firms on sales of Fund shares. During the same period, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $198,956, which amount reduced Uncovered Distribution Charges. During such period, contingent deferred sales charges aggregating approximately $57,000 were imposed on early redeeming shareholders and paid to the Principal Underwriter to reduce Uncovered Distribution Charges. As at July 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $1,033,000 (which amount was equivalent to 3.7% of the Fund's net assets on such date). During the fiscal year ended July 31, 1995, the Fund paid service fee payments under the Plan aggregating $27,544, of which $27,536 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    For the fiscal year ended July 31, 1995, the Fund paid the Principal Underwriter $170 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN
    For the fiscal year ended July 31, 1995, the Fund paid IBT $3,110 and the Portfolio paid IBT $7,834.


BROKERAGE
    For the fiscal year ended July 31, 1995, the ten months ended July 31, 1994, and for the period from the start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions. For the period from October 1, 1992 to February 1, 1993 (when the Fund transferred its assets to the Portfolio), the Fund paid no brokerage commissions on portfolio transactions.


TRUSTEES

    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended July 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund and the Portfolio, and, for the year ended September 30, 1995, earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex (1):

                             AGGREGATE         AGGREGATE      TOTAL COMPENSATION
                           COMPENSATION      COMPENSATION       FROM TRUST AND
NAME                        FROM FUND      FROM PORTFOLIO       FUND COMPLEX
----                      ------------     --------------    ------------------
Donald R. Dwight .......      $33              $333(2)         $135,000(4)
Samuel L. Hayes, III ...       32               322(3)          150,000(5)
Norton H. Reamer .......       31               314             135,000
John L. Thorndike ......       32               318             140,000
Jack L. Treynor ........       34               343             140,000
----------
(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2) Includes $83 of deferred compensation.
(3) Includes $103 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.


                        ADDITIONAL OFFICER INFORMATION

    In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I of this Statement of Additional Information, Nicole Anderes (34) is a Vice President of the Portfolio. Ms. Anderes has served as a Vice President of the Portfolio since December 1, 1995. She joined BMR and Eaton Vance as a Vice President in January 1994. Ms. Anderes is an officer of various investment companies managed by Eaton Vance or BMR. Prior to joining Eaton Vance, she was a Vice President and portfolio manager at Lazard Freres Asset Management (1992-1994) and a Vice President and Manager -- Municipal Research at Roosevelt & Cross (1978-1992).


                           PERFORMANCE INFORMATION

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from March 24, 1992 through July 31, 1995 and for the one year period ended July 31, 1995.


                                                    VALUE OF A $1,000 INVESTMENT


                                            VALUE BEFORE     VALUE AFTER        TOTAL RETURN BEFORE         TOTAL RETURN AFTER
                                           DEDUCTING THE    DEDUCTING THE            DEDUCTING                   DEDUCTING
                                             CONTINGENT      CONTINGENT        THE CONTINGENT DEFERRED     THE CONTINGENT DEFERRED
                                              DEFERRED        DEFERRED             SALES CHARGE               SALES CHARGE**
  INVESTMENT     INVESTMENT    AMOUNT OF    SALES CHARGE    SALES CHARGE**   --------------------------  --------------------------
    PERIOD          DATE      INVESTMENT     ON 7/31/95       ON 7/31/95      CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------  ------------  -----------  -------------    --------------   ------------  ------------  ------------  ------------
Life of
the Fund***       3/24/92*      $1,000        $1,243.71        $1,213.71        24.37%        6.71%         21.37%        5.93%
1 Year
Ended
7/31/95***        7/31/94       $1,000        $1,063.58        $1,013.58         6.36%        6.36%          1.36%        1.36%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.
----------
  * Investment operations began on March 24, 1992.
 ** No contingent deferred sales charge is imposed on certain redemptions. See the Fund's current Prospectus.
*** If a portion of the Portfolio's and/or the Fund's expenses had not been subsidized, the Fund would have had lower returns.


    For the thirty-day period ended July 31, 1995, the yield of the Fund was 4.69%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.69% would be 6.80%, assuming a federal tax rate of 31%. If a portion of the Portfolio's and the Fund's expenses had not been allocated to the Investment Adviser and the Administrator, respectively, the Fund would have had a lower yield.

    The Fund's distribution rate (calculated on July 31, 1995 and based on the Fund's monthly distribution paid July 17, 1995) was 5.12%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 5.24%. If a portion of the Portfolio's and the Fund's expenses had not been allocated to the Investment Adviser and the Administrator, respectively, the Fund would have had a lower distribution rate and effective distribution rate.


    See the Tax Equivalent Yield Table in this Part II concerning applicable tax rates and income brackets.

                                    TAXES

    In most every state which has an income tax, dividends paid by a mutual fund attributable to investments in a particular state's municipal obligations are exempt from both federal and such state's income tax. If Texas adopts an income tax in the future, and assuming that its income tax policy with respect to mutual funds investing in Texas state and local municipal obligations would be similar to the general tax policy of other states, dividends paid by the Fund would be exempt from Texas state income tax.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at October 31, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 20.3% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. In addition, as of such date, Edwin V. Bonneau and Barabara J. Bonneau, Farmers Branch, TX owned beneficially and of record approximately (7.5%) of the outstanding shares of the Fund. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                              OTHER INFORMATION

    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991. The Fund changed its name from Eaton Vance Texas Tax Free Fund to EV Marathon Texas Tax Free Fund on February 1, 1994 and to EV Marathon Texas Municipals Fund on December 1, 1995.

                           TAX EQUIVALENT YIELD TABLE

    The table shows the approximate taxable bond yields which are equivalent to tax-exempt bond yields from 4% to 7% under the regular federal income tax laws that apply to 1995.

    IF THE TAXABLE          OR THE TAXABLE
       INCOME ON               INCOME ON         YOU ARE IN                    IN YOUR BRACKET, A TAX-FREE YIELD OF
      YOUR SINGLE             YOUR JOINT        THIS FEDERAL      4%       4.5%       5%       5.5%       6%       6.5%       7%
      RETURN IS*              RETURN IS*           BRACKET                 EQUALS THAT OF A TAXABLE INVESTMENT YIELDING
----------------------------------------------  -------------  --------------------------------------------------------------------
         Up to $ 23,350         Up to $ 39,000      15.0%        4.71%     5.29%     5.88%     6.47%     7.06%     7.65%     8.24%
    $ 23,351 - $ 56,550    $ 39,001 - $ 94,250      28.0         5.56      6.25      6.94      7.64      8.33      9.03      9.72
    $ 56,551 - $117,950    $ 94,251 - $143,600      31.0         5.80      6.52      7.25      7.97      8.70      9.42     10.14
    $117,951 - $256,500    $143,601 - $256,500      36.0         6.25      7.03      7.81      8.59      9.38     10.16     10.94
        Over   $256,500        Over   $256,500      39.6         6.62      7.45      8.28      9.11      9.93     10.76     11.59

* Net amount subject to federal personal income tax after deductions and exemptions.


Note: The above-indicated federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions for taxpayers with adjusted gross income in excess of $114,700. The tax brackets also do not take into account the phaseout of personal exemptions for single filers with adjusted gross income in excess of $114,700 and joint filers with adjusted gross income in excess of $172,050. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that EV Marathon Texas Municipals Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax, other income received by the Portfolio and allocated to the Fund may be taxable. This table does not take into account state or local taxes, if any, payable on Fund distributions. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

[LOGO]
EATON VANCE
=================
     MUTUAL FUNDS


EV MARATHON MUNICIPAL FUNDS

-------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION

DECEMBER 1, 1995



EV MARATHON ARIZONA MUNICIPALS FUND

EV MARATHON COLORADO MUNICIPALS FUND

EV MARATHON CONNECTICUT MUNICIPALS FUND

EV MARATHON MICHIGAN MUNICIPALS FUND

EV MARATHON MINNESOTA MUNICIPALS FUND

EV MARATHON NEW JERSEY MUNICIPALS FUND

EV MARATHON PENNSYLVANIA MUNICIPALS FUND

EV MARATHON TEXAS MUNICIPALS FUND



EV MARATHON
MUNICIPAL FUNDS
24 FEDERAL STREET
BOSTON, MA 02110

-------------------------------------------------------------------------------

PORTFOLIO INVESTMENT ADVISER
Boston Management and Research, 24 Federal Street, Boston, MA 02110

FUND ADMINISTRATOR
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265


CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111


TRANSFER AGENT
First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104
(800) 262-1122

AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110
                                                                 M-TFC12/1SAI

EATON VANCE MUNICIPALS TRUST

FOR THE FUNDS:

        * EV Marathon Arizona Tax Free Fund
        * EV Marathon Colorado Tax Free Fund
        * EV Marathon Connecticut Tax Free Fund
        * EV Marathon Michigan Tax Free Fund
        * EV Marathon Minnesota Tax Free Fund
        * EV Marathon New Jersey Tax Free Fund
        * EV Marathon Pennsylvania Tax Free Fund
        * EV Marathon Texas Tax Free Fund


--------------------------------------------------------------------------------


                             [GRAPHIC OF A DOOR]


--------------------------------------------------------------------------------

                     Annual Shareholder Report
                          July 31, 1995

                                                Table of Contents
Item                                                                                                            Page
One-year results................................................................................................  3
President's letter to shareholders..............................................................................  4
Management Reports:
           EV Marathon Arizona Tax Free Fund ...................................................................  5
           EV Marathon Colorado Tax Free Fund...................................................................  6
           EV Marathon Connecticut Tax Free Fund  ..............................................................  7
           EV Marathon Michigan Tax Free Fund...................................................................  8
           EV Marathon Minnesota Tax Free Fund..................................................................  9
           EV Marathon New Jersey Tax Free Fund................................................................. 10
           EV Marathon Pennsylvania Tax Free Fund............................................................... 11
           EV Marathon Texas Tax Free Fund...................................................................... 12
           Financial Results.................................................................................... 13

                                                       2

INFORMATION ABOUT YOUR MUTUAL FUND INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------
RESULTS FOR THE YEAR                                        Fund's                                   The after-tax
ENDED JULY 31, 1995.     Dividends paid    Fund's NAV    distribution             If your combined    equivalent          Federal
                            by Fund        per share       rate at                  Federal & state    yield you        income tax
                         during period     at 7/31/95      7/31/95                  tax rate is...   would need is...   information*
------------------------------------------------------------------------------------------------------------------------------------
EV Marathon ARIZONA      $0.521            $10.53          4.70%      [GRAPHIC OF      40.42%            7.86%            99.07%
Tax Free Fund                                                          ARIZONA]
------------------------------------------------------------------------------------------------------------------------------------

EV Marathon COLORADO     $0.523            $10.02          4.97%      [GRAPHIC OF      39.20%            8.14%            99.01%
Tax Free Fund                                                          COLORADO]
------------------------------------------------------------------------------------------------------------------------------------

EV Marathon CONNECTICUT  $0.513            $ 9.97          4.89%      [GRAPHIC OF      38.88%            8.14%            99.35%
Tax Free Fund                                                          CONNECTICUT]
------------------------------------------------------------------------------------------------------------------------------------

EV Marathon MICHIGAN     $0.510            $10.25          4.83%      [GRAPHIC OF      41.44%            8.21%            99.35%
Tax Free Fund                                                          MICHIGAN]
------------------------------------------------------------------------------------------------------------------------------------

EV Marathon MINNESOTA    $0.513            $ 9.95          4.89%      [GRAPHIC OF      41.44%            8.33%            99.12%
Tax-Free Fund                                                          MINNESOTA]
------------------------------------------------------------------------------------------------------------------------------------

EV Marathon NEW JERSEY   $0.546            $10.36          5.02%      [GRAPHIC OF      40.21%            8.38%            99.45%
Tax-Free Fund                                                          NEW JERSEY]
------------------------------------------------------------------------------------------------------------------------------------

EV Marathon PENNSYLVANIA $0.536            $10.32          4.94%      [GRAPHIC OF      37.79%            7.94%            99.72%
Tax-Free Fund                                                          PENNSYLVANIA]
------------------------------------------------------------------------------------------------------------------------------------

EV Marathon TEXAS        $0.552            $10.28          5.12%      [GRAPHIC OF      36.00%            7.98%            99.51%
Tax-Free Fund                                                          TEXAS]
------------------------------------------------------------------------------------------------------------------------------------

* Percentages represent the amounts of the total dividends paid by the Funds, from net investment income during the year that ended
  July 31, 1995, that have been designated as tax-exempt interest dividends. Tax legislation eliminated the exception to the market discount rules applicable to tax-exempt obligations.As a result, certain tax-exempt obligations acquired by the Portfolio at market discounts may generate a small amount of ordinary taxable income.

TO SHAREHOLDERS:

The global economy continues to demonstrate a pattern of slow growth with low inflation. The U.S. economy is no exception, with Gross Domestic Product poised to grow only modestly during 1995, between 2% and 3%, with inflation of less than 3%. These characteristics bode well for all capital markets and particularly fixed-income markets, including municipal bonds.

Indeed, municipal bonds performed well during the first half of 1995, posting strong price gains as a result of this favorable investment environment. However, during this period the municipal market underperformed the taxable market because of concern about the potential passage of major tax reform (e.g., flat tax, value-added tax or consumption tax) legislation.

Were major tax reform to become law, municipal bonds would likely be underperformers relative to taxable bonds because the current tax-advantaged status of municipal bonds probably would be eliminated.

However, we at Eaton Vance believe there is little chance of major tax reform legislation being enacted. Many reasons have led us to this conclusion. For example, the inherent regressivity of the various flat tax proposals will provoke much opposition, as will proposals to eliminate such tax breaks as deductions for mortgage interest and state and local taxes. Also, such proposals could seriously depress entire sectors of the U.S. economy.

Accordingly, we view this recent underperformance by municipal bonds due to fears of tax reform as a potential buying opportunity. Municipal bonds could represent an attractive asset class at these current relative trading relationships, with the potential for future outperform-ance for those investors willing to adopt a patient, long-term investment horizon.

In addition, proposals are now circulating in both Congress and the White House to reduce the nation's budget deficit by severely cutting expenditures over the next decade. If enacted, such a concept would drastically reduce the federal government's borrowing needs and, as a result, would exert a meaningful downward influence on interest rates across the entire yield curve. All fixed-income instruments, including municipal bonds, would benefit.

Headline: "DESPITE TAX UNCERTAINTIES, TAX-EXEMPT BONDS YIELD MORE THAN 88% OF TREASURIES."

         Yield Bar Chart

30-Year AA GOs            6.05%
GOs Tax Equity            9.45%
30-year Treasury          6.90%

This bar chart demonstrates the narrow difference between the yields of 30-year Treasury bonds and those of 30-year AA-rated general obligation bonds. It also shows the taxable equivalent yield of GOs in the 36% tax bracket.

Source:  Bloomberg; 7/31/95
Principal and interest payments of Treasury securities are guaranteed by the U.S. government. *Bloomberg GO yield is a compilation of a representative variety of general obligation bonds and is not necessarily represented by the Fund's yield. Statistics as of July 31, 1995. Past performance is no guarantee of future results.

We will continue to monitor changes in economic and political conditions and to pursue the goal of your Fund: to provide you with a competitive distribution of tax-free income from a portfolio of quality municipal bonds.+

                                            Sincerely,

                                            /s/ Thomas J. Fetter

                                            Thomas J. Fetter
                                            President
                                            September 20, 1995

+ A portion of the Portfolios' income could be subject to Federal alternative minimum tax.


Included in the pages that follow are performance charts that compare your Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in your Fund and the unmanaged Lehman Brothers Municipal Bond Index. The solid line on the chart represents the Fund's performance. The Fund's total return figure reflects fund expenses and portfolio transaction costs, and assumes the reinvestment of income dividends and capital gain distributions. The dotted line represents the performance of the Lehman Brothers Municipal Bond Index, a broad-based, widely recognized unmanaged index of municipal bonds. Whereas the Fund's portfolio is composed principally of bonds solely from your individual state, the Index is composed of bonds from all 50 states and many jurisdictions. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index.

EV MARATHON ARIZONA TAX FREE FUND

YOUR INVESTMENT AT WORK
Navajo County PCR
Arizona Public Service Co.

The Arizona Public Service Company is one of the largest public utilities in Arizona. Proceeds from this Navajo County Pollution Control Revenue bond issue were directed toward various construction projects. In addition, funds were used to upgrade the operations and maintenance facilities at the Navajo County pollution control plant in the Painted Desert. The bond, which has a coupon of 5.5%, is insured by AMBAC and is rated Aaa by Moody's rating service. The issue was representative of management's focus on quality during the period. Naturally, private insurance does not remove the market risks associated with this investment.

                               PORTFOLIO OVERVIEW
                   Based on market value as of July 31, 1995
Number of issues............................        89
Average quality............................        Aa-
Investment grade..........................        95.9%
Effective maturity........................        17.17 yrs.
Largest sectors:
    Utilities.............................        20.3%
    Insured hospitals.....................        13.1*
    Insured general obligations............        8.6*
    Water & sewer..........................        8.5
    General obligations....................        7.9

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with this investment.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: ARIZONA
Arizona's economic growth has slowed in recent months but has nevertheless remained well ahead of the rest of the nation. The state's unemployment rate hovered near the 5% level during the first quarter of 1995 - one full percentage point lower than a year earlier - before rising to 5.5% at mid-year due to weakness in the construction industry. Manufacturing - widely viewed as the lynchpin of economic growth - has slowed somewhat from its torrid 1994 pace, when the sector accounted for nearly 10,000 new jobs, the strongest yearly gain in a decade.

Manufacturing jobs now represent about 11% of the state's total employment. Efforts to diversify the Arizona economy beyond mining and agriculture continued to pay dividends in the past year. Most of the growth has centered on the service sectors - including finance, banking, and healthcare - which support the state's large population of retirees. Arizona remains in sound financial condition. The state's general fund balance was boosted by cost cuts and strong tax revenue gains in fiscal 1994 and 1995. However, scheduled tax cuts for 1996 and 1997 will produce a financial challenge for the state if the economy slows significantly.
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV MARATHON ARIZONA
TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND
INDEX
From July 31, 1991, through July 31, 1995
 CUMULATIVE      1     Life of       Value of
TOTAL RETURN    Year    Fund*   Investment at 7/31
With CDSC       1.6%    7.4%          $13,215
Without CDSC    6.6%    7.8%          $13,415

[BAR CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
                     EV MARATHON             LEHMAN BROS
DATE              ARIZONA TAX FREE FUND  MUNICIPAL BOND INDEX
 7/91+                 10,000                  10,000
 8/91                  10,079                  10,132
 9/91                  10,310                  10,264
10/91                  10,411                  10,356
11/91                  10,396                  10,385
12/91                  10,736                  10,608
 1/92                  10,698                  10,632
 2/92                  10,719                  10,635
 3/92                  10,635                  10,639
 4/92                  10,720                  10,734
 5/92                  10,931                  10,860
 6/92                  11,146                  11,043
 7/92                  11,621                  11,374
 8/92                  11,343                  11,263
 9/92                  11,385                  11,337
10/92                  11,046                  11,225
11/92                  11,437                  11,426
12/92                  11,598                  11,543
 1/93                  11,624                  11,677
 2/93                  12,298                  12,099
 3/93                  12,152                  11,972
 4/93                  12,276                  12,092
 5/93                  12,348                  12,160
 6/93                  12,637                  12,363
 7/93                  12,615                  12,379
 8/93                  12,969                  12,637
 9/93                  13,126                  12,781
10/93                  13,169                  12,806
11/93                  12,987                  12,693
12/93                  13,335                  12,961
 1/94                  13,491                  13,109
 2/94                  13,061                  12,769
 3/94                  12,293                  12,249
 4/94                  12,351                  12,353
 5/94                  12,468                  12,460
 6/94                  12,330                  12,388
 7/94                  12,580                  12,611
 8/94                  12,614                  12,655
 9/94                  12,367                  12,469
10/94                  12,011                  12,248
11/94                  11,673                  12,026
12/94                  12,044                  12,291
 1/95                  12,533                  12,642
 2/95                  13,007                  13,010
 3/95                  13,142                  13,159
 4/95                  13,134                  13,175
 5/95                  13,573                  13,595
 6/95                  13,348                  13,477
 7/95                  13,415                  13,604

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
* Investment operations commenced 7/25/91. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"The market recovered significantly in the first six months of the year from the collapse of 1994, although questions over tax reform proposals caused some lingering uncertainty. The Portfolio benefited from its holdings of discount issues which rallied sharply with the decline in interest rates. Because the Arizona market was characterized by its typically low issuance and narrow quality spreads, I have focused on upgrading quality. Moreover, I balanced a large weighting in high quality, insured bonds with positions in higher-yielding issues to boost the Fund's income. "

                                                   Cynthia J. Clemson

EV MARATHON COLORADO TAX FREE FUND

YOUR INVESTMENT AT WORK
Colorado Health Facilities Auth.
Sisters of Charity Health Care
Revenue Bonds

The proceeds of these bonds were used to finance the cost of equipment, capital expenditures and renovations on several Colorado hospitals, as well as to refund previous outstanding debt of the Sisters of Charity Healthcare Systems. The Colorado Health Facilities Authority provides financing for health care facilities and is a vehicle by which Colorado health care institutions may refinance outstanding debt. The issue has a 5.25% coupon and is insured by MBIA. Naturally, private insurance does not remove the market risk associated with this investment.

                               PORTFOLIO OVERVIEW
                   Based on market value as of July 31, 1995
Number of issues............................        46
Average quality............................        Aa-
Investment grade..........................        99.0%
Effective maturity........................        17.18 yrs.
Largest sectors:
    Insured hospitals.....................        15.0%*
    Housing ..............................        11.6
    Insured general obligations...........        11.4*
    Transportation........................        11.1
    Hospitals.............................        10.4

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with this investment.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: Colorado
The Colorado economy has reflected the slowdown at the national level. Employment growth for the state is expected to rise a modest 2.8% for the year, a decline from the 4.7% job growth registered in 1994. Restructuring at several large employers in the transportation and utilities sectors - including Lowry Air Force Base, Public Service Co., Continental Airlines, and U.S. West - resulted in layoffs that hit the state especially hard. However, it's expected that when the restructurings are completed, the sector will resume its fast growth rate.

Elsewhere, the financial, insurance and real estate sectors should enjoy above-average employment growth. Colorado's finances remain in excellent health, thanks in part to blockbuster revenue performance in fiscal 1994 and a very strong 5.5% revenue growth in fiscal 1995. Income and excise tax revenues were especially strong. Colorado's successful efforts to diversify its economic base have resulted in the state's economy more closely mirroring the national picture. While the state's growth may be impeded somewhat by higher interest rates, Colorado should continue to enjoy a gentler "soft landing" than the U.S. as a whole.
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV MARATHON COLORADO
TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND
INDEX
From August 31, 1992, through July 31, 1995
 CUMULATIVE      1     Life of       Value of
TOTAL RETURN    Year    Fund*   Investment at 7/31
With CDSC       0.6%    4.3%          $11,276
Without CDSC    5.6%    5.6%          $11,675

[BAR CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
                     EV MARATHON             LEHMAN BROS
DATE            COLORADO TAX FREE FUND  MUNICIPAL BOND INDEX
 8/92+                 10,000                  10,000
 9/92                  10,020                  10,066
10/92                   9,762                   9,966
11/92                  10,205                  10,145
12/92                  10,353                  10,249
 1/93                  10,465                  10,368
 2/93                  10,896                  10,743
 3/93                  10,746                  10,629
 4/93                  10,900                  10,736
 5/93                  10,964                  10,797
 6/93                  11,147                  10,977
 7/93                  11,166                  10,991
 8/93                  11,430                  11,220
 9/93                  11,575                  11,348
10/93                  11,604                  11,370
11/93                  11,475                  11,270
12/93                  11,707                  11,508
 1/94                  11,847                  11,639
 2/94                  11,443                  11,338
 3/94                  10,776                  10,876
 4/94                  10,839                  10,968
 5/94                  10,957                  11,063
 6/94                  10,809                  10,999
 7/94                  11,058                  11,197
 8/94                  11,068                  11,236
 9/94                  10,854                  11,071
10/94                  10,573                  10,875
11/94                  10,309                  10,678
12/94                  10,592                  10,913
 1/95                  11,005                  11,225
 2/95                  11,427                  11,551
 3/95                  11,505                  11,684
 4/95                  11,475                  11,698
 5/95                  11,819                  12,071
 6/95                  11,613                  11,966
 7/95                  11,675                  12,079

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
* Investment operations commenced 8/25/92. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"Following the most difficult year on record, the bond market managed to recover much lost ground in early 1995. Insured bonds played a large role in the Portfolio as tight supply and narrow spreads dictated a continuing emphasis on quality. As rates declined early in the year, the market rallied strongly. The Fund benefited from its positions in higher-yielding bonds and discount issues, which were established in the wake of last year's market decline. These positions offered an attractive balance to the Portfolio's insured holdings."

                                                    Cynthia J. Clemson

EV MARATHON CONNECTICUT TAX FREE FUND

YOUR INVESTMENT AT WORK
Loomis Chaffee School
MBIA Insured bonds

Issued in 1995 under the aegis of the Connecticut Health and Educational Facilities Authority, the proceeds of these bonds were used to finance the construction of a new dormitory and various renovations at Loomis Chaffee School, a private secondary school located in Windsor. The school maintains a selective admissions policy, has an endowment of $30 million, and has an outstanding debt of only half that amount. The school's impressive profile and balanced finances gave MBIA the comfort to insure this issue, which is rated Aaa/AAA. Naturally, private insurance does not remove the market risk associated with this investment.

                               PORTFOLIO OVERVIEW
                   Based on market value as of July 31, 1995
Number of issues...........................        100
Average quality............................        Aa-
Investment grade..........................        99.5%
Effective maturity........................        16.6 yrs.
Largest sectors:
    Healthcare (Non-hospital).............        12.5%
    Education.............................        10.8
    Insured hospitals.....................        10.0*
    Housing................................        8.2
    Solid waste............................        8.1

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with this investment.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: Connecticut
The economy in Connecticut is beginning to regain its luster. Economic indicators such as job growth and personal income continue to strengthen from their late 1980s bout with layoffs and restructuring that afflicted the state. The state's deep recession led to major job losses in such industries as finance, real estate, insurance and defense, which were hard-hit by industry restructurings, and shrinking government appropriations. Together, those setbacks eroded the state's economic base. However, while the employment outlook for those industries remains relatively weak, job gains in construction, service, trade, health care and tourism have partially offset those losses and have helped put the state on the road to recovery.

While the municipal market has been roiled by uncertainties over tax reform and the fallout from the Orange County debacle, investors in Connecticut tax-exempt debt can feel comfortable knowing that this state has a long history of conservative financial management and employs good disclosure practices. Connecticut is steadily advancing beyond the difficulties of its recent past and is moving to improve its financial future.
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV MARATHON CONNECTICUT
TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND
INDEX
From May 31, 1992, through July 31, 1995
 CUMULATIVE      1     Life of       Value of
TOTAL RETURN    Year    Fund*   Investment at 7/31
With CDSC       -0.4%   4.7%          $11,506
Without CDSC     4.6%   5.5%          $11,803

[BAR CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
                     EV MARATHON             LEHMAN BROS
DATE          CONNECTICUT TAX FREE FUND  MUNICIPAL BOND INDEX
 5/92+                 10,000                  10,000
 6/92                  10,215                  10,168
 7/92                  10,616                  10,473
 8/92                  10,409                  10,371
 9/92                  10,416                  10,438
10/92                  10,131                  10,336
11/92                  10,491                  10,521
12/92                  10,617                  10,628
 1/93                  10,741                  10,752
 2/93                  11,179                  11,141
 3/93                  11,048                  11,023
 4/93                  11,173                  11,134
 5/93                  11,237                  11,197
 6/93                  11,455                  11,384
 7/93                  11,442                  11,399
 8/93                  11,710                  11,636
 9/93                  11,835                  11,769
10/93                  11,821                  11,791
11/93                  11,679                  11,687
12/93                  11,933                  11,934
 1/94                  12,043                  12,070
 2/94                  11,686                  11,758
 3/94                  11,084                  11,279
 4/94                  11,102                  11,375
 5/94                  11,200                  11,473
 6/94                  11,071                  11,406
 7/94                  11,290                  11,612
 8/94                  11,298                  11,652
 9/94                  11,057                  11,481
10/94                  10,736                  11,278
11/94                  10,353                  11,073
12/94                  10,697                  11,317
 1/95                  11,104                  11,641
 2/95                  11,486                  11,979
 3/95                  11,576                  12,117
 4/95                  11,568                  12,131
 5/95                  11,881                  12,518
 6/95                  11,706                  12,409
 7/95                  11,803                  12,526

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
* Investment operations commenced 5/1/92. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:
" The extreme market volatility of last autumn created a good opportunity to purchase deep discount bonds - even among high quality AA- and AAA-rated bonds - and pick up yield without sacrificing credit quality. By the Spring of 1995, the market had rallied sharply and these discount bonds had significantly outperformed other segments of the market, adding to the performance of the Fund. The market has quieted in recent months, especially the Connecticut market, where new issuance is limited largely to generic general obligation issues."

                                                    Nicole Anderes

EV MARATHON MICHIGAN TAX FREE FUND

YOUR INVESTMENT AT WORK
City of Detroit,MI
Convention Facility Tax Revenue
Cobo Hall Expansion Project

The proceeds of these bonds were used to pre-refund a previous bond issued in 1985. The previous bond financed the acquisition and construction costs of expanding Detroit's Cobo Hall Convention Center, a major convention and entertainment complex. This bond is backed by the City's share of distributions of the state of Michigan hotel occupancy tax and liquor tax deposited in the Convention Facility Development Fund. The bond has a coupon of 5.25% and is a good example of the Fund's efforts during the period to seek value in non-rated bonds.

                               PORTFOLIO OVERVIEW
                   Based on market value as of July 31, 1995
Number of issues...........................        105
Average quality............................        AA-
Investment grade..........................        98.6%
Effective maturity........................        15.52 yrs.
Largest sectors:
    Hospitals.............................        12.9%
    Insured general obligations...........        12.8*
    Insured hospitals.....................        12.4*
    Insured water & sewer..................        7.5*
    Insured electric utilities.............        6.3*

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with this investment.

THE STATE OF THE STATE: MICHIGAN
Michigan's economy remained on the upswing in 1995. The state's unemployment rate fell to 5.1% in July as the retail, construction, and manufacturing sectors of the economy each continued to post good results. Motor vehicle sales, while below 1994's blistering 8.5% growth rate, continued at an annual rate well above 15 million units.The state's wage and salary levels rose slightly from last year, with construction employment especially robust, registering a 12% gain. Reflecting a strong regional economy, housing starts in the midwest region surpassed those nationally.

Michigan's 1995 tax revenues are running well above last year's, with baseline revenues rising a strong 15.4% in June. Most of the revenue increase is the result of strong growth in income, single-business, and use taxes. The state has also benefited from a 200% increase in the cigarette tax rate, as well as the start-up of the new state education property and real estate taxes. As a result of cost containment measures, tax and educational funding reforms, strong personal income growth and tax revenue growth, Michigan's financial picture has brightened dramatically. Reflecting that improvement, the state's credit rating has been upgraded to AA.

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV MARATHON MICHIGAN
TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND
INDEX
From April 30, 1991, through July 31, 1995
 CUMULATIVE      1     Life of       Value of
TOTAL RETURN    Year    Fund*   Investment at 7/31
With CDSC       0.6%    6.3%          $12,968
Without CDSC    5.6%    6.7%          $13,168

[BAR CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
                     EV MARATHON             LEHMAN BROS
DATE            MICHIGAN TAX FREE FUND  MUNICIPAL BOND INDEX
 4/91+                 10,000                 10,000
 5/91                  10,030                 10,089
 6/91                   9,968                 10,079
 7/91                  10,180                 10,202
 8/91                  10,338                 10,336
 9/91                  10,488                 10,471
10/91                  10,592                 10,565
11/91                  10,576                 10,594
12/91                  10,887                 10,822
 1/92                  10,911                 10,846
 2/92                  10,901                 10,850
 3/92                  10,846                 10,854
 4/92                  10,955                 10,951
 5/92                  11,118                 11,079
 6/92                  11,327                 11,265
 7/92                  11,761                 11,603
 8/92                  11,518                 11,490
 9/92                  11,550                 11,565
10/92                  11,189                 11,451
11/92                  11,579                 11,657
12/92                  11,713                 11,776
 1/93                  11,851                 11,913
 2/93                  12,329                 12,343
 3/93                  12,166                 12,213
 4/93                  12,292                 12,336
 5/93                  12,375                 12,405
 6/93                  12,589                 12,613
 7/93                  12,551                 12,629
 8/93                  12,818                 12,892
 9/93                  12,943                 13,039
10/93                  12,962                 13,064
11/93                  12,831                 12,949
12/93                  13,126                 13,222
 1/94                  13,281                 13,373
 2/94                  12,868                 13,027
 3/94                  12,164                 12,496
 4/94                  12,243                 12,602
 5/94                  12,348                 12,711
 6/94                  12,219                 12,637
 7/94                  12,469                 12,866
 8/94                  12,501                 12,910
 9/94                  12,287                 12,721
10/94                  11,975                 12,495
11/94                  11,669                 12,269
12/94                  12,005                 12,539
 1/95                  12,434                 12,897
 2/95                  12,836                 13,272
 3/95                  12,958                 13,425
 4/95                  12,937                 13,441
 5/95                  13,302                 13,870
 6/95                  13,087                 13,748
 7/95                  13,165                 13,878

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
* Investment operations commenced 4/19/91. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:
"Although quality spreads - the yield difference between bonds of varying quality - were narrow during the period, management sought opportunities in non-rated bonds and private placements. These bonds offered opportunities to add incremental yield to the Fund. The Fund concurrently reduced its exposure to AA bonds, adopting a barbell strategy. That strategy should benefit the Fund in coming months if, as I believe, income begins to comprise an increasingly large part of total return for fixed-income investments."

                                                        Timothy T. Browse

EV MARATHON MINNESOTA TAX FREE FUND

YOUR INVESTMENT AT WORK
Duluth MN Economic Dev. Auth
Health Care Facilities
The Duluth Clinic Ltd

The proceeds of these bonds were used to finance improvements for the Duluth-based health clinic, as well as to refund bonds previously issued by the Clinic. The issue financed the acquisition of land and the building of a 55,000-square-feet clinic addition, the remodelling of additional facilities, and the purchase and installation of new medical equipment. The bonds have a 6.2% coupon and are insured by AMBAC. Naturally, private insurance does not remove the market risk associated with this investment.

                               PORTFOLIO OVERVIEW
                   Based on market value as of July 31, 1995
Number of issues............................        75
Average quality.............................        AA
Investment grade..........................        98.8%
Effective maturity........................        16.73 yrs.
Largest sectors:
    Insured hospitals.....................        19.7%*
    Housing...............................        13.6
    General obligations...................        11.2
    Indust. development/pollution control..        8.8
    Hospitals..............................        6.9

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with this investment.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: MINNESOTA
The Minnesota economy gathered momentum in the first half of 1995, with significant employment gains and a boost in real income. The state's jobless rate neared historic lows as manufacturing and large retail expansions resulted in fast job growth. Once again, the state's computer, electronics, and technology industries were responsible for much of the employment gains. The agricultural and food-processing sectors also enjoyed job additions. The state's economy also benefited from infrastructure repairs and construction in areas ravaged by the previous year's floods.

Due to Minnesota's resurgent economy, it is likely that income tax and sales tax receipts will exceed previous budget forecasts. In a robust economic environment, the state has been able to restore its previously depleted reserve funds. Minnesota continues to benefit from its wide exposure to the rapidly growing health care and technology sectors, and should be able to weather a potential slowdown at the national level. However, the state is concurrently facing growing social services and public safety costs that may prove a larger financial burden in the future.
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV MARATHON MINNESOTA
TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND
INDEX
From July 31, 1991, through July 31, 1995
 CUMULATIVE      1     Life of       Value of
TOTAL RETURN    Year    Fund*   Investment at 7/31
With CDSC       -0.5%   5.2%          $12,313
Without CDSC     4.4%   5.6           $12,513

[BAR CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
                                EV MARATHON             LEHMAN BROS
          DATE            MINNESOTA TAX FREE FUND  MUNICIPAL BOND INDEX
          7/91+                      10,000              10,000
          8/91                       10,050              10,132
          9/91                       10,196              10,264
         10/91                       10,299              10,356
         11/91                       10,303              10,385
         12/91                       10,502              10,608
          1/92                       10,556              10,632
          2/92                       10,555              10,635
          3/92                       10,521              10,639
          4/92                       10,517              10,734
          5/92                       10,746              10,860
          6/92                       10,919              11,043
          7/92                       11,273              11,374
          8/92                       11,087              11,263
          9/92                       11,096              11,337
         10/92                       10,805              11,225
         11/92                       11,156              11,426
         12/92                       11,288              11,543
          1/93                       11,411              11,677
          2/93                       11,812              12,099
          3/93                       11,696              11,972
          4/93                       11,819              12,092
          5/93                       11,889              12,160
          6/93                       12,076              12,363
          7/93                       12,063              12,379
          8/93                       12,303              12,637
          9/93                       12,459              12,781
         10/93                       12,466              12,806
         11/93                       12,349              12,693
         12/93                       12,598              12,961
          1/94                       12,703              13,109
          2/94                       12,370              12,769
          3/94                       11,718              12,749
          4/94                       11,749              12,353
          5/94                       11,876              12,460
          6/94                       11,775              12,388
          7/94                       11,984              12,611
          8/94                       12,017              12,655
          9/94                       11,797              12,469
         10/94                       11,468              12,248
         11/94                       11,110              12,026
         12/94                       11,463              12,291
          1/95                       11,834              12,642
          2/95                       12,227              13,010
          3/95                       12,372              13,159
          4/95                       12,339              13,175
          5/95                       12,671              13,595
          6/95                       12,448              13,477
          7/95                       12,513              13,604

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
* Investment operations commenced 7/29/91. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"Market conditions have resulted in very narrow quality spreads in 1995. In this climate, I have employed a "barbell" strategy, emphasizing quality on one hand and incremental yield additions on the other. The Portfolio's insured bonds have been an important source of quality and liquidity. Meanwhile, I have generally avoided par bonds in favor of discount issues. Finally, I have carefully researched high-yielding issues as a way to add selectively to the Fund's yield and have added to the health care sector, which has grown more attractive in recent months."

                                                    Robert B. MacIntosh

EV MARATHON NEW JERSEY TAX FREE FUND

YOUR INVESTMENT AT WORK
Gloucester County, NJ
Utility Authority
Water & Sewer Revenue Bonds

Issued by the Gloucester County Utility Authority, this bond was dedicated to funding Phase III of a waste treatment facility in Gloucester County. Specifically, the program is designed to upgrade the maintenance and operating efficiency of a waste treatment facility. By constructing a second sludge incinerator, the plant should reach a 20% increase in its daily capacity. The bond provided improvements for the County, while representing an attractive yielding investment supported by residents' water and sewer bill payments.

                               PORTFOLIO OVERVIEW
                   Based on market value as of July 31, 1995
Number of issues...........................        130
Average quality..............................        A
Investment grade..........................        87.6%
Effective maturity........................        16.25 yrs.
Largest sectors:
    Transportation........................        15.1%
    General obligations...................        13.3
    Solid waste............................        6.8
    Hospitals..............................        6.6
    Insured lease revenue..................        5.8*

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with this investment.
  by the service segment, including business, management, engineering, retailing, food services, and health care. And while housing starts were depressed, outlays for commercial construction and public works projects remained fairly strong.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: NEW JERSEY
The New Jersey economy has reflected the slower activity of the national scene. Declines in the housing market, manufacturing, and consumer spending have contributed to the state's slowdown. Nearly 10,000 jobs have been lost in manufacturing alone this year. The state's unemployment rate stood at 6.8% in July, remaining well above the national rate. On a more positive note, the service sector continued to add jobs. More than two-thirds of the 52,000 private sector jobs created in the past year within the state were generated

New Jersey has benefited from its increasingly well-managed financial operations and a strong display of fiscal prudence by the Whitman administration. Implementing stricter cost controls and reductions in expenditures, New Jersey is providing a model for other states hoping to control social spending.
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV MARATHON NEW JERSEY
TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND
INDEX
From January 31, 1991, through July 31, 1995
 CUMULATIVE      1     Life of       Value of
TOTAL RETURN    Year    Fund*   Investment at 7/31
With CDSC       0.1%    6.6%          $13,267
Without CDSC    5.0%    7.0%          $13,467

[BAR CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
                                 EV MARATHON             LEHMAN BROS
          DATE             NEW JERSEY TAX FREE FUND  MUNICIPAL BOND INDEX
           1/91+                     10,000               10,000
           2/91                      10,097               10,087
           3/91                      10,089               10,091
           4/91                      10,236               10,225
           5/91                      10,353               10,316
           6/91                      10,243               10,306
           7/91                      10,448               10,432
           8/91                      10,618               10,369
           9/91                      10,739               10,707
          10/91                      10,834               10,803
          11/91                      10,818               10,833
          12/91                      11,095               11,066
           1/92                      11,077               11,091
           2/92                      11,078               11,094
           3/92                      11,054               11,098
           4/92                      11,122               11,197
           5/92                      11,317               11,329
           6/92                      11,494               11,519
           7/92                      11,932               11,865
           8/92                      11,731               11,749
           9/92                      11,775               11,826
          10/92                      11,477               11,709
          11/92                      11,805               11,919
          12/92                      11,959               12,041
           1/93                      12,121               12,181
           2/93                      12,660               12,622
           3/93                      12,486               12,488
           4/93                      12,649               12,614
           5/93                      12,734               12,685
           6/93                      12,953               12,897
           7/93                      12,943               12,914
           8/93                      13,181               13,183
           9/93                      13,323               13,333
          10/93                      13,323               13,359
          11/93                      13,196               13,241
          12/93                      13,467               13,520
           1/94                      13,615               13,675
           2/94                      13,275               13,320
           3/94                      12,617               12,778
           4/94                      12,666               12,886
           5/94                      12,752               12,998
           6/94                      12,626               12,922
           7/94                      12,821               13,155
           8/94                      12,870               13,201
           9/94                      12,659               13,007
          10/94                      12,349               12,776
          11/94                      12,008               12,545
          12/94                      12,363               12,821
           1/95                      12,762               13,188
           2/95                      13,108               13,571
           3/95                      13,217               13,727
           4/95                      13,237               13,744
           5/95                      13,597               14,182
           6/95                      13,409               14,058
           7/95                      13,467               14,191

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
* Investment operations commenced 1/8/91. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:
"The past year has proven to be a highly volatile period for the bond market, given last year's sharp decline and the subsequent strong market rally we have enjoyed in 1995. I have focused on the insured sector to provide quality and ensure good liquidity for the Portfolio. At the same time, I've increased slightly the Portfolio's exposure to the health care sector, which has improved somewhat in recent months, and have added some select high-yielding situations, which helped add yield to the Fund."
                                                      Robert B. MacIntosh
                                       10

EV MARATHON PENNSYLVANIA TAX FREE FUND

Your investment at work
Chester County
Industrial Development Auth. Senior Life Choice of Kimberton

The proceeds of these bonds are being used to fund the construction of the Continuing Care Retirement Center, an assisted living project in Kimberton, PA. This issue is a good example of the Portfolio's efforts to focus on non-rated bonds and private placement issues. Because the issue was purchased in its entirety by Eaton Vance, we were able to structure the deal with favorable terms. With an 8.05% coupon, the bonds represent a 250 basis point advantage over other long-term Pennsylvania issues.

                               PORTFOLIO OVERVIEW
                   Based on market value as of July 31, 1995
Number of issues...........................        132
Average quality............................        Aa-
Investment grade..........................        95.1%
Effective maturity........................        14.13 yrs.
Largest sectors:
    Hospitals.............................        22.6%
    Housing...............................        12.3
    Industrial development authority.......        8.7
    Insured hospitals......................        7.1*
    Escrowed...............................        6.5

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with this investment.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: PENNSYLVANIA
The Pennsylvania economy continues to demonstrate the beneficial effects of a shift from its past reliance on manufacturing toward a growing diversification into the service sectors. Pennsylvania's unemployment rate declined sharply during the period, falling to 5.4% in July. The service sector continued to account for nearly two-thirds of the state's job gains, with health services and social services pacing the gains. Durable goods manufacturing also added significantly to job growth, led by metals and industrial machinery.

Pennsylvania has now posted three consecutive years with surplus operations. That marks a significant departure from the early 1990s, when a declining cyclical economy and rising social costs played havoc with the state's finances. Importantly, with an improved economic mix and a stronger national and regional picture, Pennsylvania has returned to fiscal balance in recent years. The Commonwealth's fiscal outlook has benefited from a tax package implemented in 1991, as well as from stricter cost controls and an improving revenue base resulting from a stronger economy.
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV MARATHON
PENNSYLVANIA TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS
MUNICIPAL BOND INDEX
From January 31, 1991, through July 31, 1995
 CUMULATIVE      1     Life of       Value of
TOTAL RETURN    Year    Fund*   Investment at 7/31
With CDSC       0.3%    6.5%          $13,267
Without CDSC    5.2%    6.9%          $13,467

[BAR CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
                                 EV MARATHON             LEHMAN BROS
          DATE            PENNSYLVANIA TAX FREE FUND  MUNICIPAL BOND INDEX
           1/91+                     10,000                10,006
           2/91                      10,096                10,087
           3/91                      10,109                10,091
           4/91                      10,268                10,225
           5/91                      10,366                10,316
           6/91                      10,306                10,306
           7/91                      10,465                10,432
           8/91                      10,617                10,569
           9/91                      10,772                10,707
          10/91                      10,901                10,803
          11/91                      10,887                10,833
          12/91                      11,169                11,066
           1/92                      11,131                11,091
           2/92                      11,134                11,094
           3/92                      11,101                11,098
           4/92                      11,214                11,197
           5/92                      11,380                11,329
           6/92                      11,594                11,519
           7/92                      12,014                11,865
           8/92                      11,780                11,749
           9/92                      11,803                11,826
          10/92                      11,471                11,709
          11/92                      11,890                11,919
          12/92                      12,024                12,041
           1/93                      12,165                12,181
           2/93                      12,649                12,622
           3/93                      12,486                12,488
           4/93                      12,628                12,614
           5/93                      12,680                12,685
           6/93                      12,866                12,897
           7/93                      12,856                12,914
           8/93                      13,143                13,183
           9/93                      13,308                13,333
          10/93                      13,319                13,359
          11/93                      13,202                13,241
          12/93                      13,523                13,520
           1/94                      13,672                13,675
           2/94                      13,270                13,320
           3/94                      12,548                12,778
           4/94                      12,595                12,886
           5/94                      12,693                12,998
           6/94                      12,590                12,922
           7/94                      12,797                13,155
           8/94                      12,821                13,201
           9/94                      12,621                13,007
          10/94                      12,320                12,776
          11/94                      11,901                12,545
          12/94                      12,219                12,821
           1/95                      12,618                13,188
           2/95                      13,016                13,571
           3/95                      13,168                13,727
           4/95                      13,150                13,744
           5/95                      13,561                14,182
           6/95                      13,384                14,058
           7/95                      13,467                14,191

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
* Investment operations commenced 1/8/91. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:
"The market outlook for the municipal sector has improved significantly following a difficult 1994. With a slow growth economy and relatively low municipal supply, the municipal market has fared well in 1995. Accordingly, I have become somewhat more constructive toward the market, adding to positions in bonds that tend to be more sensitive to interest rate changes. Elsewhere, I've continued to be very selective about investments in hospital bonds. Finally, in a fairly quiet market, I have looked increasingly to private placements and non-rated bonds for opportunities to increase the Fund's yield."

                                                       David C. Reilly

EV MARATHON TEXAS TAX FREE FUND

YOUR INVESTMENT AT WORK
Round Rock TX School District
Permanent School Fund

The Round Rock, TX school district serves a small community north of Austin. Insured by the state's Permanent School Fund, the issue is rated AAA. The state's Permanent School Fund finances Texas public education, with interest and dividend income subsidizing local school operations. PSF bonds are popular with investors because they benefit Texas schools only and represent a diversification away from the major national municipal insurers. Naturally, private insurance does not remove the market risk associated with this investment.

                               PORTFOLIO OVERVIEW
                   Based on market value as of July 31, 1995
Number of issues............................        60
Average quality.............................        AA
Investment grade..........................        97.3%
Effective maturity........................        16.49 yrs.
Largest sectors:
    General obligations...................        16.8%
    Insured electric utilities............        14.5*
    Insured transportation................        12.0*
    Hospitals.............................        11.1
    Industrial develop./pollution control..        7.0

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with this investment.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: TEXAS
The Texas economy has outpaced the national output throughout the 1990s. The economy continues to expand while diversifying its employment base. In 1994 alone, 250,000 jobs were added. That pace is expected to continue into 1995, as the state increases its exposure to the manufacturing and service sectors. Construction has been especially strong as the state has seen a strong in-migration from other states. That is a marked departure from the 1980s, when the oil and gas economy was wracked by a deep recession. In July, the state's unemployment rate hovered around the 6% level, slightly above the national rate.

The Texas financial picture is improving. Despite a 10% growth in budgeted expenditures, the state has returned to a balanced budget due to a surge in income tax and sales tax revenues. The state is expanding its economy and is poised to benefit from increased trade with Latin America. Texas is also addressing important fiscal issues, including Medicaid, welfare reform, and educational funding.
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV MARATHON TEXAS
TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND
INDEX
From March 31, 1992, through July 31, 1995
 CUMULATIVE      1     Life of       Value of
TOTAL RETURN    Year    Fund*   Investment at 7/31
With CDSC       1.4%    5.9%          $12,137
Without CDSC    6.4%    6.7%          $12,437

[BAR CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
                                EV MARATHON             LEHMAN BROS
         DATE               TEXAS TAX FREE FUND     MUNICIPAL BOND INDEX
        3/92+                      10,000                10,000
        4/92                       10,080                10,089
        5/92                       10,286                10,208
        6/92                       10,501                10,379
        7/92                       10,970                10,690
        8/92                       10,710                10,586
        9/92                       l0,761                10,655
       l0/92                       10,421                10,550
       11/92                       10,788                10,740
       12/92                       10,914                10,849
        1/93                       10,979                10,975
        2/93                       11,532                11,372
        3/93                       11,336                11,252
        4/93                       11,445                11,366
        5/93                       11,523                10,429
        6/93                       11,694                10,620
        7/93                       11,685                10,635
        8/93                       11,972                10,878
        9/93                       12,137                10,013
       10/93                       12,116                10,036
       11/93                       11,987                10,930
       12/93                       12,287                10,182
        1/94                       12,459                10,321
        2/94                       12,0SS                10,002
        3/94                       11,344                10,513
        4/94                       11,412                11,611
        5/94                       11,517                11,711
        6/94                       11,432                11,643
        7/94                       11,694                11,853
        8/94                       11,729                11,894
        9/94                       11,499                11,720
       10/94                       11,187                11,512
       11/94                       10,929                11,303
       12/94                       11,295                11,552
        1/95                       11,726                11,883
        2/95                       12,1SS                12,228
        3/95                       12,262                12,369
        4/95                       12,222                12,383
        5/95                       12,593                12,778
        6/95                       12,382                12,667
        7/95                       12,437                12,787

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
* Investment operations commenced 3/24/92. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.


FROM THE PORTFOLIO MANAGER:
"In a market characterized by narrow quality spreads, insured bonds composed a significant portion of the Portfolio, affording continuing high quality as well as good liquidity. While insured bonds provided quality, I looked to the non-rated sectors to add yield to the Fund. I sought to take advantage of market inefficiencies in that sector to add attractive issues to the Portfolio. In my view, income is likely to be an increasingly important component of total return in coming months."

                                                      Timothy T. Browse

--------------------------------------------------------------------------------

                           EV Marathon Tax Free Funds
                              Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                 July 31, 1995
--------------------------------------------------------------------------------

                                                           MARATHON       MARATHON        MARATHON        MARATHON
                                                           ARIZONA        COLORADO      CONNECTICUT       MICHIGAN
                                                             FUND           FUND            FUND            FUND
                                                         ------------    -----------    ------------    ------------
ASSETS:
  Investments --
     Identified cost                                     $138,219,835    $42,975,487    $191,081,521    $182,108,942
     Unrealized appreciation (depreciation)                 3,868,603      1,150,854     (1,489,773)       4,641,667
                                                         ------------    -----------    ------------    ------------
  Total investment in Portfolio, at value (Note 1A)      $142,088,438    $44,126,341    $189,591,748    $186,750,609
  Receivable for Fund shares sold                             126,538         21,210         133,811         255,184
  Deferred organization expenses (Note 1D)                      5,192          5,829           5,756           5,760
                                                         ------------    -----------    ------------    ------------
       Total assets                                      $142,220,168    $44,153,380    $189,731,315    $187,011,553
                                                         ------------    -----------    ------------    ------------
LIABILITIES:
  Dividends payable                                      $    256,327    $    83,907    $    355,259    $    345,769
  Payable for Fund shares redeemed                             74,547        165,088         448,062         256,185
  Payable to affiliates --
     Trustees' fees                                               275             14             271             275
     Custodian fee                                                555            193             700              --
  Accrued expenses                                             29,418          4,351          26,862          46,614
                                                         ------------    -----------    ------------    ------------
       Total liabilities                                 $    361,122    $   253,553    $    831,154    $    648,843
                                                         ------------    -----------    ------------    ------------
NET ASSETS                                               $141,859,046    $43,899,827    $188,900,161    $186,362,710
                                                         ============    ===========    ============    ============
SOURCES OF NET ASSETS:
  Paid-in capital                                        $143,767,156    $45,297,327    $195,878,669    $188,054,570
  Accumulated net realized loss on investment and
     financial futures transactions (computed on the
     basis of identified cost)                             (5,849,269)    (2,644,557)     (5,140,934)     (6,629,430)
  Accumulated undistributed (distributions in excess
     of ) net investment income                                72,556         96,203        (347,801)        295,903
  Unrealized appreciation (depreciation) of investments
     and financial futures contracts from Portfolio
     (computed on the basis of identified cost)             3,868,603      1,150,854      (1,489,773)      4,641,667
                                                         ------------    -----------    ------------    ------------
       Total                                             $141,859,046    $43,899,827    $188,900,161    $186,362,710
                                                         ============    ===========    ============    ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                  13,466,638      4,379,901      18,944,082      18,181,906
                                                         ============    ===========    ============    ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  (NOTE 6) PER SHARE (net assets / shares of beneficial
  interest outstanding)                                        $10.53         $10.02           $9.97          $10.25
                                                               ======         ======           =====          ======

                       See notes to financial statements

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS (Continued)

                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                 July 31, 1995
--------------------------------------------------------------------------------

                                                           MARATHON        MARATHON        MARATHON       MARATHON
                                                           MINNESOTA      NEW JERSEY     PENNSYLVANIA       TEXAS
                                                             FUND            FUND            FUND           FUND
                                                          -----------    ------------    ------------    -----------
ASSETS:
  Investments --
     Identified cost                                      $76,783,335    $392,396,758    $484,040,627    $27,294,801
     Unrealized appreciation                                2,524,465      13,675,262      14,097,829        487,059
                                                          -----------    ------------    ------------    -----------
  Total investment in Portfolio, at value (Note 1A)       $79,307,800    $406,072,020    $498,138,456    $27,781,860
  Receivable for Fund shares sold                              29,787         360,285         111,849             --
  Receivable from the Administrator (Note 4)                       --              --              --         46,683
  Deferred organization expenses (Note 1D)                      6,371           4,387           3,951          9,158
                                                          -----------    ------------    ------------    -----------
       Total assets                                       $79,343,958    $406,436,692    $498,254,256    $27,837,701
                                                          -----------    ------------    ------------    -----------
LIABILITIES:
  Dividends payable                                       $   148,674    $    781,090    $    943,876    $    54,514
  Payable for Fund shares redeemed                            209,206         718,646       1,333,242         14,563
  Payable to affiliates --
     Trustees' fees                                               135             271             275             14
     Custodian fee                                                333           1,000              --            117
  Accrued expenses                                             15,582          75,168         121,214          6,470
                                                          -----------    ------------    ------------    -----------
       Total liabilities                                  $   373,930    $  1,576,175    $  2,398,607    $    75,678
                                                          -----------    ------------    ------------    -----------
NET ASSETS                                                $78,970,028    $404,860,517    $495,855,649    $27,762,023
                                                          ===========    ============    ============    ===========
SOURCES OF NET ASSETS:
  Paid-in capital                                         $81,358,392    $408,101,830    $503,949,176    $28,401,903
  Accumulated net realized loss on investment and
     financial futures transactions (computed on the
     basis of identified cost)                             (4,808,195)    (16,585,607)    (22,487,448)    (1,205,802)
  Accumulated undistributed (distributions in excess
     of ) net investment income                              (104,634)       (330,968)        296,092         78,863
  Unrealized appreciation of investments and financial
     futures contracts from Portfolio (computed on the
     basis of identified cost)                              2,524,465      13,675,262      14,097,829        487,059
                                                          -----------    ------------    ------------    -----------
       Total                                              $78,970,028    $404,860,517    $495,855,649    $27,762,023
                                                          ===========    ============    ============    ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                   7,937,457      39,081,951      48,066,461      2,701,690
                                                          ===========    ============    ============    ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  (NOTE 6) PER SHARE (net assets / shares of beneficial
  interest outstanding)                                         $9.95          $10.36          $10.32         $10.28
                                                                =====          ======          ======         ======

                       See notes to financial statements

--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                            Year Ended July 31, 1995
--------------------------------------------------------------------------------

                                                              MARATHON       MARATHON        MARATHON        MARATHON
                                                               ARIZONA       COLORADO      CONNECTICUT       MICHIGAN
                                                                FUND           FUND            FUND            FUND
                                                             -----------    -----------    ------------    ------------
INVESTMENT INCOME (NOTE 1B):
  Interest income allocated from Portfolio                   $ 9,190,194    $ 2,776,063     $11,744,474     $11,967,396
  Expenses allocated from Portfolio                             (753,139)      (110,381)       (994,723)       (909,671)
                                                             -----------    -----------     -----------     -----------
     Net investment income from Portfolio                    $ 8,437,055    $ 2,665,682     $10,749,751     $11,057,725
                                                             -----------    -----------     -----------     -----------
  Expenses --
     Compensation of Trustees not members of the
       Administrator's organization (Note 4)                 $     3,249    $       134     $     2,671     $     3,249
     Distribution costs (Note 5)                               1,267,060        369,688       1,635,477       1,688,823
     Custodian fees (Note 4)                                      13,840          7,169          18,136           2,388
     Transfer and dividend disbursing agent fees                 104,967         30,622         133,977         143,381
     Printing and postage                                         48,853         23,412          48,256          65,574
     Legal and accounting services                                16,001         11,369          15,011          14,287
     Amortization of organization expenses (Note 1D)               5,300          3,719           3,406           8,106
     Registration costs                                               --          2,128           1,863              --
     Miscellaneous                                                 8,796          3,944          20,348          12,552
                                                             -----------    -----------     -----------     -----------
       Total expenses                                        $ 1,468,066    $   452,185     $ 1,879,145     $ 1,938,360
                                                             -----------    -----------     -----------     -----------
            Net investment income                            $ 6,968,989    $ 2,213,497     $ 8,870,606     $ 9,119,365
                                                             -----------    -----------     -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss from Portfolio --
     Investment transactions (identified cost basis)         $(4,776,096)   $(1,694,444)    $(2,501,329)    $(3,632,822)
     Financial futures contracts                                (977,548)      (689,900)     (2,702,509)     (2,359,255)
                                                             -----------    -----------     -----------     -----------
       Net realized loss on investments                      $(5,753,644)   $(2,384,344)    $(5,203,838)    $(5,992,077)
  Change in unrealized appreciation of investments and
     financial futures contracts                               7,699,454      2,698,422       4,383,108       6,691,551
                                                             -----------    -----------     -----------     -----------
          Net realized and unrealized gain (loss)            $ 1,945,810    $   314,078     $  (820,730)    $   699,474
                                                             -----------    -----------     -----------     -----------
            Net increase in net assets from operations       $ 8,914,799    $ 2,527,575     $ 8,049,876     $ 9,818,839
                                                             ===========    ===========     ===========     ===========

                       See notes to financial statements

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS (Continued)

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                            Year Ended July 31, 1995
--------------------------------------------------------------------------------

                                                             MARATHON        MARATHON        MARATHON       MARATHON
                                                             MINNESOTA      NEW JERSEY     PENNSYLVANIA      TEXAS
                                                               FUND            FUND            FUND           FUND
                                                            -----------    ------------    ------------    ----------
INVESTMENT INCOME (NOTE 1B):
  Interest income allocated from Portfolio                  $ 4,957,678    $ 26,485,856    $32,886,927     $1,666,007
  Expenses allocated from Portfolio                            (369,669)     (2,131,981)    (2,497,782)       (20,382)
                                                            -----------    ------------    ------------    ----------
       Net investment income from Portfolio                 $ 4,588,009    $ 24,353,875    $30,389,145     $1,645,625
                                                            -----------    ------------    ------------    ----------
  Expenses --
     Compensation of Trustees not members of the
       Administrator's organization (Note 4)                $     1,335    $      2,672    $     3,249     $      163
     Distribution costs (Note 5)                                692,333       3,626,130      4,540,227        228,528
     Custodian fees (Note 4)                                      3,549          20,355             --          3,110
     Transfer and dividend disbursing agent fees                 54,651         273,650        336,214         18,333
     Printing and postage                                        35,485         110,978        133,784         19,185
     Legal and accounting services                               13,775          14,420         18,549          8,988
     Amortization of organization expenses (Note 1D)              6,450          10,371          9,074          5,592
     Registration costs                                           7,155          19,159             --            804
     Miscellaneous                                                6,518          29,655         32,851          4,235
                                                            -----------    ------------    ------------    ----------
       Total expenses                                       $   821,251    $  4,107,390    $ 5,073,948     $  288,938
  Deduct allocation of expenses to the Administrator (Note
     4)                                                         --              --             --              46,683
                                                            -----------    ------------    ------------    ----------
          Net expenses                                      $   821,251    $  4,107,390    $ 5,073,948     $  242,255
                                                            -----------    ------------    ------------    ----------
            Net investment income                           $ 3,766,758    $ 20,246,485    $25,315,197     $1,403,370
                                                            -----------    ------------    ------------    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss from Portfolio --
     Investment transactions (identified cost basis)        $(3,420,042)   $(12,877,283)   $(13,642,965)   $ (567,112)
     Financial futures contracts                             (1,489,762)     (4,707,191)    (6,412,974)      (388,714)
                                                            -----------    ------------    ------------    ----------
       Net realized loss on investments                     $(4,909,804)   $(17,584,474)   $(20,055,939)   $ (955,826)
  Change in unrealized appreciation of investments and
     financial futures contracts                              4,461,066      16,459,157     18,812,212      1,206,948
                                                            -----------    ------------    ------------    ----------
          Net realized and unrealized gain (loss)           $  (448,738)   $ (1,125,317)   $(1,243,727)    $  251,122
                                                            -----------    ------------    ------------    ----------
            Net increase in net assets from operations      $ 3,318,020    $ 19,121,168    $24,071,470     $1,654,492
                                                            ============   =============   =============== ===========

                       See notes to financial statements

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                            Year Ended July 31, 1995
--------------------------------------------------------------------------------
                                                           MARATHON       MARATHON        MARATHON        MARATHON
                                                           ARIZONA        COLORADO      CONNECTICUT       MICHIGAN
                                                             FUND           FUND            FUND            FUND
                                                         ------------    -----------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                               $  6,968,989    $ 2,213,497    $ 8,870,606     $  9,119,365
     Net realized loss on investments                      (5,753,644)    (2,384,344)    (5,203,838)      (5,992,077)
     Change in unrealized appreciation of investments       7,699,454      2,698,422      4,383,108        6,691,551
                                                         ------------    -----------    ------------    ------------
       Net increase in net assets from operations        $  8,914,799    $ 2,527,575    $ 8,049,876     $  9,818,839
                                                         ------------    -----------    ------------    ------------
  Distributions to shareholders (Note 2) --
     From net investment income                          $ (6,968,989)   $(2,213,497)   $(8,870,606)    $ (9,119,365)
     In excess of net investment income                      (337,851)      (105,001)      (811,572)        (345,753)
                                                         ------------    -----------    ------------    ------------
       Total distributions to shareholders               $ (7,306,840)   $(2,318,498)   $(9,682,178)    $ (9,465,118)
                                                         ------------    -----------    ------------    ------------
  Transactions in shares of beneficial interest (Note
     3) --
     Proceeds from sales of shares                       $ 18,037,914    $ 8,881,835    $21,244,459     $ 12,430,305
     Net asset value of shares issued to shareholders
       in
       payment of distributions declared                    2,931,820      1,176,328      5,534,626        4,966,547
     Cost of shares redeemed                              (31,597,214)    (8,452,610)   (24,699,479)     (28,469,861)
                                                         ------------    -----------    ------------    ------------
       Increase (decrease) in net assets from Fund
          share transactions                             $(10,627,480)   $ 1,605,553    $ 2,079,606     $(11,073,009)
                                                         ------------    -----------    ------------    ------------
          Net increase (decrease) in net assets          $ (9,019,521)   $ 1,814,630    $   447,304     $(10,719,288)
NET ASSETS:
  At beginning of year                                    150,878,567     42,085,197    188,452,857      197,081,998
                                                         ------------    -----------    ------------    ------------
  At end of year                                         $141,859,046    $43,899,827    $188,900,161    $186,362,710
                                                         ============    ===========    ============    ============
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
  NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END
  OF YEAR                                                $     72,556    $    96,203    $  (347,801)    $    295,903
                                                         ============    ===========    ============    ============

                       See notes to financial statements

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS (Continued)

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                            Year Ended July 31, 1995
--------------------------------------------------------------------------------
                                                           MARATHON        MARATHON        MARATHON       MARATHON
                                                           MINNESOTA      NEW JERSEY     PENNSYLVANIA       TEXAS
                                                             FUND            FUND            FUND           FUND
                                                          -----------    ------------    ------------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                                $ 3,766,758    $ 20,246,485    $ 25,315,197    $ 1,403,370
     Net realized loss on investments                      (4,909,804)    (17,584,474)    (20,055,939)      (955,826)
     Change in unrealized appreciation of investments       4,461,066      16,459,157      18,812,212      1,206,948
                                                          -----------    ------------    ------------    -----------
       Net increase in net assets from operations         $ 3,318,020    $ 19,121,168    $ 24,071,470    $ 1,654,492
                                                          -----------    ------------    ------------    -----------
  Distributions to shareholders (Note 2) --
     From net investment income                           $(3,766,758)   $(20,246,485)   $(25,315,197)   $(1,403,370)
     In excess of net investment income                      (299,978)     (1,398,634)     (1,189,501)       (36,998)
     In excess of realized gain on investments                     --        (226,540)             --             --
                                                          -----------    ------------    ------------    -----------
       Total distributions to shareholders                $(4,066,736)   $(21,871,659)   $(26,504,698)   $(1,440,368)
                                                          -----------    ------------    ------------    -----------
  Transactions in shares of beneficial interest (Note 3)
     --
     Proceeds from sales of shares                        $ 9,450,064    $ 38,658,018    $ 34,704,368    $ 4,225,665
     Net asset value of shares issued to shareholders in
       payment of distributions declared                    2,269,724      11,455,602      12,534,067        518,070
     Cost of shares redeemed                              (11,223,976)    (62,619,284)    (79,064,263)    (3,872,565)
                                                          -----------    ------------    ------------    -----------
       Increase (decrease) in net assets from Fund share
          transactions                                    $   495,812    $(12,505,664)   $(31,825,828)   $   871,170
                                                          -----------    ------------    ------------    -----------
          Net increase (decrease) in net assets           $  (252,904)   $(15,256,155)   $(34,259,056)   $ 1,085,294
NET ASSETS:
  At beginning of year                                     79,222,932     420,116,672     530,114,705     26,676,729
                                                          -----------    ------------    ------------    -----------
  At end of year                                          $78,970,028    $404,860,517    $495,855,649    $27,762,023
                                                          ===========    ============    ============    ===========
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
  NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF
  YEAR                                                    $  (104,634)   $   (330,968)   $    296,092    $    78,863
                                                          ===========    ============    ============    ===========

                       See notes to financial statements

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                           Year Ended July 31, 1994*
--------------------------------------------------------------------------------

                                                           MARATHON       MARATHON        MARATHON        MARATHON
                                                           ARIZONA        COLORADO      CONNECTICUT       MICHIGAN
                                                             FUND           FUND            FUND            FUND
                                                         ------------    -----------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                               $  5,414,072    $ 1,319,691    $  6,595,409    $  7,351,726
     Net realized gain (loss) on investments                  (58,305)      (218,607)        610,264         573,735
     Change in unrealized depreciation of investments     (11,757,120)    (2,745,461)    (15,782,341)    (15,592,944)
                                                         ------------    -----------    ------------    ------------
       Net decrease in net assets from operations        $ (6,401,353)   $(1,644,377)   $ (8,576,668)   $ (7,667,483)
                                                         ------------    -----------    ------------    ------------
  Distributions to shareholders (Note 2) --
     From net investment income                          $ (5,414,072)   $(1,319,691)   $ (6,595,409)   $ (7,351,726)
     In excess of net investment income                      (947,130)      (230,642)     (1,342,272)     (1,152,241)
     From net realized gain on investment transactions     (2,924,958)            --        (286,794)       (502,258)
     In excess of net realized gain on investments           (131,173)            --              --        (279,409)
                                                         ------------    -----------    ------------    ------------
       Total distributions to shareholders               $ (9,417,333)   $(1,550,333)   $ (8,224,475)   $ (9,285,634)
                                                         ------------    -----------    ------------    ------------
  Transactions in shares of beneficial interest (Note
     3) --
     Proceeds from sales of shares                       $ 42,179,243    $21,335,847    $ 49,324,695    $ 33,887,806
     Net asset value of shares issued to shareholders
       in
       payment of distributions declared                    4,225,584        802,023       4,806,513       4,945,770
     Cost of shares redeemed                              (15,231,944)    (1,705,163)     (9,666,939)    (13,088,366)
                                                         ------------    -----------    ------------    ------------
       Increase in net assets from Fund share
          transactions                                   $ 31,172,883    $20,432,707    $ 44,464,269    $ 25,745,210
                                                         ------------    -----------    ------------    ------------
          Net increase in net assets                     $ 15,354,197    $17,237,997    $ 27,663,126    $  8,792,093
NET ASSETS:
  At beginning of year                                    135,524,370     24,847,200     160,789,731     188,289,905
                                                         ------------    -----------    ------------    ------------
  At end of year                                         $150,878,567    $42,085,197    $188,452,857    $197,081,998
                                                         ==============  ============   ============    ============
ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
  INCOME INCLUDED IN NET ASSETS AT END OF YEAR           $   (274,433)   $   (15,438)   $   (450,353)   $   (318,743)
                                                         ==============  ============   ============    ============

* For the ten months ended July 31, 1994 (Note 8).

                       See notes to financial statements

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS (Continued)

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                           Year Ended July 31, 1994*
--------------------------------------------------------------------------------

                                                           MARATHON        MARATHON        MARATHON       MARATHON
                                                           MINNESOTA      NEW JERSEY     PENNSYLVANIA       TEXAS
                                                             FUND            FUND            FUND           FUND
                                                          -----------    ------------    ------------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                                $ 2,726,368    $ 16,118,616   $ 20,587,267     $   849,335
     Net realized gain (loss) on investments                  376,789       1,945,284     (1,551,449)       (180,468)
     Change in unrealized depreciation of investments      (6,068,338)    (34,469,067)   (40,787,897)     (1,446,955)
                                                          -----------    ------------   ------------     -----------
       Net decrease in net assets from operations         $(2,965,181)   $(16,405,167)  $(21,752,079)    $  (778,088)
                                                          -----------    ------------   ------------     -----------
  Distributions to shareholders (Note 2) --
     From net investment income                           $(2,726,368)   $(16,118,616)  $(20,587,267)    $  (849,335)
     In excess of net investment income                      (514,703)     (2,879,872)    (3,363,289)       (149,130)
     From net realized gain on investment transactions        (66,779)     (1,071,457)    (1,976,886)        --
     In excess of net realized gain on investments            --              --            (838,470)        --
                                                          -----------    ------------   ------------     -----------
       Total distributions to shareholders                $(3,307,850)   $(20,069,945)  $(26,765,912)    $  (998,465)
                                                          -----------    ------------   ------------     -----------
  Transactions in shares of beneficial interest (Note 3) --
     Proceeds from sales of shares                        $21,406,266    $ 88,640,764   $101,917,886     $12,783,796
     Net asset value of shares issued to shareholders in
       payment of distributions declared                    1,813,238      10,655,530     13,060,476         408,280
     Cost of shares redeemed                               (5,727,063)    (38,125,816)   (35,946,725)     (1,076,938)
                                                          -----------    ------------   ------------     -----------
       Increase in net assets from Fund share
          transactions                                    $17,492,441    $ 61,170,478   $ 79,031,637     $12,115,138
                                                          -----------    ------------   ------------     -----------
          Net increase in net assets                      $11,219,410    $ 24,695,366   $ 30,513,646     $10,338,585
NET ASSETS:
  At beginning of year                                     68,003,522     395,421,306    499,601,059      16,338,144
                                                          -----------    ------------   ------------     -----------
  At end of year                                          $79,222,932    $420,116,672   $530,114,705     $26,676,729
                                                          ===========    ============   ============     ===========
ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
  INCOME INCLUDED IN NET ASSETS AT END OF YEAR            $  (191,248)   $   (948,423)  $ (1,060,829)    $   (23,101)
                                                          ===========    ============   ============     ===========

* For the ten months ended July 31, 1994 (Note 8).

                       See notes to financial statements

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                         Year Ended September 30, 1993
--------------------------------------------------------------------------------

                                                           MARATHON       MARATHON       MARATHON         MARATHON
                                                           ARIZONA        COLORADO     CONNECTICUT        MICHIGAN
                                                             FUND           FUND           FUND             FUND
                                                         ------------    -----------   ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                               $  4,148,628    $   509,772   $  4,574,650     $  6,451,998
     Net realized gain (loss) on investments                3,034,880        (41,606)      (193,633)         129,142
     Change in unrealized appreciation of investments       6,546,546      1,193,289      9,615,241       10,582,765
                                                         ------------    -----------   ------------     ------------
       Net increase in net assets from operations        $ 13,730,054    $ 1,661,455   $ 13,996,258     $ 17,163,905
                                                         ------------    -----------   ------------     ------------
  Distributions to shareholders (Note 2) --
     From net investment income                          $ (4,148,628)   $  (508,630)  $ (4,574,650)    $ (6,451,998)
     In excess of net investment income                    (1,061,030)      (100,645)    (1,161,488)      (1,527,111)
     From net realized gain on investments                   (522,568)       --             (34,580)        (666,285)
     In excess of net realized gain on investments            --             --             --              (405,736)
                                                         ------------    -----------   ------------     ------------
       Total distributions to shareholders               $ (5,732,226)   $  (609,275)  $ (5,770,718)    $ (9,051,130)
                                                         ------------    -----------   ------------     ------------
  Transactions in shares of beneficial interest (Note
     3) --
     Proceeds from sales of shares                       $ 68,258,062    $21,464,433   $103,968,631     $ 76,591,745
     Net asset value of shares issued to shareholders
       in
       payment of distributions declared                    2,349,832        300,535      3,319,752        4,814,567
     Cost of shares redeemed                               (5,579,681)      (434,363)    (4,754,821)      (8,263,162)
                                                         ------------    -----------   ------------     ------------
       Increase in net assets from Fund share
          transactions                                   $ 65,028,213    $21,330,605   $102,533,562     $ 73,143,150
                                                         ------------    -----------   ------------     ------------
          Net increase in net assets                     $ 73,026,041    $22,382,785   $110,759,102     $ 81,255,925
NET ASSETS:
  At beginning of year                                     62,498,329      2,464,415     50,030,629      107,033,980
                                                         ------------    -----------   ------------     ------------
  At end of year                                         $135,524,370    $24,847,200   $160,789,731     $188,289,905
                                                         ============    ===========   ============     ============
ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
  INCOME INCLUDED IN NET ASSETS AT END OF YEAR           $   (235,360)   $   --        $   (227,014)    $   (394,180)
                                                         ============    ===========   ============     ============

                       See notes to financial statements

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS (Continued)

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                         Year Ended September 30, 1993
--------------------------------------------------------------------------------
                                                           MARATHON        MARATHON       MARATHON        MARATHON
                                                           MINNESOTA      NEW JERSEY    PENNSYLVANIA        TEXAS
                                                             FUND            FUND           FUND            FUND
                                                          -----------    ------------   ------------     -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                                $ 2,055,802    $ 14,317,282   $ 18,135,961     $   347,902
     Net realized gain (loss) on investments                 (121,964)        590,474      3,551,372         (62,873)
     Change in unrealized appreciation of investments       3,689,531      23,522,206     25,509,297         649,042
                                                          -----------    ------------   ------------     -----------
       Net increase in net assets from operations         $ 5,623,369    $ 38,429,962   $ 47,196,630     $   934,071
                                                          -----------    ------------   ------------     -----------
  Distributions to shareholders (Note 2) --
     From net investment income                           $(2,055,802)   $(14,317,282)  $(18,135,961)    $  (347,902)
     In excess of net investment income                      (541,897)     (3,125,213)    (4,027,076)        (71,238)
     From net realized gain on investments                    --           (1,398,409)      (544,280)         --
     In excess of realized gain on investments                (81,322)        --             --               (9,479)
                                                          -----------    ------------   ------------     -----------
       Total distributions to shareholders                $(2,679,021)   $(18,840,904)  $(22,707,317)    $  (428,619)
                                                          -----------    ------------   ------------     -----------
  Transactions in shares of beneficial interest (Note 3)
     --
     Proceeds from sales of shares                        $39,350,246    $150,798,341   $202,179,016     $12,248,490
     Net asset value of shares issued to shareholders in
       payment of distributions declared                    1,487,243      10,015,364     11,054,532         173,297
     Cost of shares redeemed                               (2,448,121)    (20,305,110)   (18,314,833)       (608,952)
                                                          -----------    ------------   ------------     -----------
       Increase in net assets from Fund share
          transactions                                    $38,389,368    $140,508,595   $194,918,715     $11,812,835
                                                          -----------    ------------   ------------     -----------
          Net increase in net assets                      $41,333,716    $160,097,653   $219,408,028     $12,318,287
NET ASSETS:
  At beginning of year                                     26,669,806     235,323,653    280,193,031       4,019,857
                                                          -----------    ------------   ------------     -----------
  At end of year                                          $68,003,522    $395,421,306   $499,601,059     $16,338,144
                                                          ===========    ============   ============     ===========
ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
  INCOME INCLUDED IN NET ASSETS AT END OF YEAR            $  (142,762)   $   (675,167)  $   (998,755)    $    (6,132)
                                                          ===========    ============   ============     ===========

                       See notes to financial statements

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                  MARATHON ARIZONA FUND                            MARATHON COLORADO FUND
                                    --------------------------------------------------     --------------------------------------
                                        YEAR ENDED                 YEAR ENDED                 YEAR ENDED           YEAR ENDED
                                         JULY 31,                SEPTEMBER 30,                 JULY 31,          SEPTEMBER 30,
                                    -------------------   ----------------------------     -----------------   ------------------
                                      1995     1994***      1993      1992      1991*       1995     1994***    1993      1992++
                                    --------   --------   --------   -------   -------     -------   -------   -------   --------
NET ASSET VALUE, beginning of year  $ 10.390   $ 11.570   $ 10.700   $10.320   $10.000     $10.010   $10.960   $10.060   $ 10.000
                                    --------   --------   --------   -------   -------     -------   -------   -------   --------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income             $  0.492   $  0.404   $  0.496   $ 0.526   $ 0.088     $ 0.494   $ 0.403   $ 0.484   $  0.026
  Net realized and unrealized gain
    (loss) on investments              0.164     (0.862)     1.076     0.520     0.339+++    0.033    (0.880)    0.996      0.082+++
                                    --------   --------   --------   -------   -------     -------   -------   -------   --------
      Total income (loss) from
         operations                 $  0.656   $ (0.458)  $  1.572   $ 1.046   $ 0.427     $ 0.527   $(0.477)  $ 1.480   $  0.108
                                    --------   --------   --------   -------   -------     -------   -------   -------   --------
LESS DISTRIBUTIONS:
  From net investment income        $ (0.492)  $ (0.404)  $ (0.496)  $(0.526)  $(0.088)    $(0.494)  $(0.403)  $(0.484)  $ (0.026)
  In excess of net investment
    income                            (0.024)    (0.074)    (0.127)   (0.120)   (0.019)     (0.023)   (0.070)   (0.096)    (0.022)
  From net realized gain on
    investment transactions               --     (0.233)    (0.079)   (0.020)       --          --        --        --         --
  In excess of net realized gain on
    investment transactions               --     (0.011)        --        --        --          --        --        --         --
                                    --------   --------   --------   -------   -------     -------   -------   -------   --------
    Total distributions             $ (0.516)  $ (0.722)  $ (0.702)  $(0.666)  $(0.107)    $(0.517)  $(0.473)  $(0.580)  $ (0.048)
                                    --------   --------   --------   -------   -------     -------   -------   -------   --------
NET ASSET VALUE, end of year        $ 10.530   $ 10.390   $ 11.570   $10.700   $10.320     $10.020   $10.010   $10.960   $ 10.060
                                    ========   ========   ========   =======   =======     =======   =======   =======   ========
TOTAL RETURN (3)                        6.64%     (4.16)%    15.29%    10.43%     4.03%       5.58%    (4.46)%   15.52%      0.60%
RATIOS/SUPPLEMENTAL DATA**:
  Net assets, end of period
    (000 omitted)                   $141,859   $150,879   $135,524   $62,498   $11,501     $43,900   $42,085   $24,847   $  2,464
  Ratio of net expenses to average
    daily net assets (1)                1.53%      1.46%+     1.53%     1.52%     1.37%+      1.28%     1.09%+    1.00%      1.00%+
  Ratio of net investment income to
    average daily net assets            4.81%      4.47%+     4.42%     4.83%     4.33%+      5.03%     4.59%+    4.49%      2.26%+
PORTFOLIO TURNOVER (2)                    --         --         39%      133%        8%          --        --        3%         0%

** For the period from the start of business, July 25, 1991, to September 30, 1991, and for the year ended September 30, 1992 (for Marathon Arizona Fund) and for the period from the start of business, August 25, 1992, to September 30, 1992, for the year ended September 30, 1993, for the ten months ended July 31, 1994 and for the year ended July 31, 1995 (for Marathon Colorado
   Fund), the operating expenses of the Funds and the Portfolios may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT INCOME PER SHARE                                      $ 0.513   $ 0.082     $ 0.479   $ 0.373   $ 0.387   $  0.011
                                                                     =======   =======     =======   =======   =======   ========
RATIOS (As a percentage of average
  daily
        net assets):
        Expenses(1)                                                    1.64%     1.65%+      1.43%     1.42%+    1.90%      2.34%+
        Net investment income                                          4.71%     4.05%+      4.88%     4.26%+    3.60%      0.92%+
   + Annualized.
  ++ For the period from the start of business, August 25, 1992 to September 30, 1992.
 +++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
   * For the period from the start of business, July 25, 1991 to September 30, 1991.
 *** For the ten months ended July 31, 1994 (Note 8).
 (1) Includes the Fund's share of its corresponding Portfolio's allocated expenses subsequent to February 1, 1993.
 (2) Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
 (3) Total return is calculated assuming purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Amount is computed on a nonannualized basis.

                       See notes to financial statements

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS (Continued)

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                        MARATHON CONNECTICUT FUND                           MARATHON MICHIGAN FUND
                                 ----------------------------------------     ---------------------------------------------------
                                     YEAR ENDED            YEAR ENDED             YEAR ENDED                 YEAR ENDED
                                      JULY 31,           SEPTEMBER 30,             JULY 31,                 SEPTEMBER 30,
                                 -------------------   ------------------     -------------------   -----------------------------
                                   1995     1994***      1993     1992++        1995     1994***      1993       1992      1991*
                                 --------   --------   --------   -------     --------   --------   --------   --------   -------
NET ASSET VALUE, beginning of
  year                           $ 10.050   $ 11.030   $ 10.270   $10.000     $ 10.210   $ 11.110   $ 10.570   $ 10.220   $10.000
                                 --------   --------   --------   -------     --------   --------   --------   --------   -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income          $  0.465   $  0.388   $  0.471   $ 0.192     $  0.486   $  0.398   $  0.480   $  0.499   $ 0.247
  Net realized and unrealized
    gain
    (loss) on investments          (0.037)    (0.883)     0.885     0.331+++     0.059     (0.794)     0.745      0.507     0.267
                                 --------   --------   --------   -------     --------   --------   --------   --------   -------
      Total income (loss) from
         operations              $  0.428   $ (0.495)  $  1.356   $ 0.523     $  0.545   $ (0.396)  $  1.225   $  1.006   $ 0.514
                                 --------   --------   --------   -------     --------   --------   --------   --------   -------
LESS DISTRIBUTIONS:
  From net investment income     $ (0.465)  $ (0.388)  $ (0.471)  $(0.192)    $ (0.486)  $ (0.398)  $ (0.480)  $ (0.499)  $(0.247)
  In excess of net investment
    income                         (0.043)    (0.079)    (0.120)   (0.061)      (0.019)    (0.062)    (0.114)    (0.144)   (0.047)
  From net realized gain on
    investment transactions            --     (0.018)    (0.005)       --           --     (0.028)    (0.058)    (0.013)       --
  In excess of net realized gain
    on investment transactions         --         --         --        --           --     (0.016)    (0.033)        --        --
                                 --------   --------   --------   -------     --------   --------   --------   --------   -------
    Total distributions          $ (0.508)  $ (0.485)  $ (0.596)  $(0.253)    $ (0.505)  $ (0.504)  $ (0.685)  $ (0.656)  $(0.294)
                                 --------   --------   --------   -------     --------   --------   --------   --------   -------
NET ASSET VALUE, end of year     $  9.970   $ 10.050   $ 11.030   $10.270     $ 10.250   $ 10.210   $ 11.110   $ 10.570   $10.220
                                 ========   ========   ========   =======     ========   ========   ========   ========   =======
TOTAL RETURN (3)                     4.55%     (4.61)%    13.62%     5.00%        5.61%     (3.66)%    12.06%     10.13%     4.98%
RATIOS/SUPPLEMENTAL DATA**:
  Net assets, end of year
    (000 omitted)                $188,900   $188,453   $160,790   $50,031     $186,363   $197,082   $188,290   $107,034   $31,322
  Ratio of net expenses to
    average
    daily net assets (1)             1.55%      1.43%+     1.56%     1.35%+       1.51%      1.49%+     1.54%      1.61%     1.29%+
  Ratio of net investment income
    to average daily net assets      4.77%      4.42%+     4.33%     4.13%+       4.84%      4.49%+     4.40%      4.65%     5.12%+
PORTFOLIO TURNOVER (2)                 --         --         14%       16%           --         --        28%        72%        5%

** For the period from the start of business, May 1, 1992, to September 30, 1992, (for Marathon Connecticut Fund) and for the period from the start of business, April 19, 1991, to September 30, 1991, (for Marathon Michigan
   Fund), the operating expenses of the Funds may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT INCOME PER SHARE                                    $0.184                                                  $0.229
                                                                   ======                                                  ======
RATIOS (As a percentage of average
        daily net assets):
        Expenses(1)                                                 1.52%+                                                  1.66%+
        Net investment income                                       3.96%+                                                  4.75%+
   + Annualized.
  ++ For the period from the start of business, May 1, 1992, to September 30, 1992.
 +++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period due to the timing of the sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
   * For the period from the start of business, April 19, 1991, to September 30, 1991.
 *** For the ten month period ended July 31, 1994 (Note 8).
 (1) Includes the Fund's share of its corresponding Portfolio's allocated expenses subsequent to February 1, 1993.
 (2) PortfolioTurnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
 (3) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Amount is computed on a nonannualized basis.

                       See notes to financial statements

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                 MARATHON MINNESOTA FUND                                  MARATHON NEW JERSEY FUND
                   ---------------------------------------------------     ------------------------------------------------------
                        YEAR ENDED                 YEAR ENDED                    YEAR ENDED                  YEAR ENDED
                         JULY 31,                 SEPTEMBER 30,                   JULY 31,                  SEPTEMBER 30,
                   ---------------------   ---------------------------     ----------------------   -----------------------------
                      1995       1994***    1993      1992      1991*         1995       1994***      1993       1992     1991++
                   -----------   -------   -------   -------   -------     -----------   --------   --------   --------   -------
NET ASSET VALUE,
  beginning
  of year            $10.040     $10.910   $10.310   $10.080   $10.000      $  10.410    $ 11.350   $ 10.680   $ 10.380   $10.000
                     -------     -------   -------   -------    ------       --------    --------   --------   --------   -------
INCOME (LOSS) FROM
  OPERATIONS:
  Net investment
    income           $ 0.470     $ 0.383   $ 0.473   $ 0.505   $ 0.051      $   0.505    $  0.421   $  0.514   $  0.516   $ 0.363
  Net realized and
    unrealized gain
    (loss) on
    investments       (0.053)     (0.788)    0.749     0.361     0.129+++      (0.009)     (0.836)     0.841      0.452     0.487+++
                     -------     -------   -------   -------    ------       --------    --------   --------   --------   -------
      Total income
         (loss)
         from
         operations  $ 0.417     $(0.405)  $ 1.222   $ 0.866   $ 0.180      $   0.496    $ (0.415)  $  1.355   $  0.968   $ 0.850
                     -------     -------   -------   -------    ------       --------    --------   --------   --------   -------
LESS DISTRIBUTIONS:
  From net
    investment
    income           $(0.470)    $(0.383)  $(0.473)  $(0.505)  $(0.051)     $  (0.505)   $ (0.421)  $ (0.514)  $ (0.516)  $(0.363)
  In excess of net
    investment
    income            (0.037)     (0.073)   (0.125)   (0.131)   (0.049)        (0.035)     (0.075)    (0.112)    (0.124)   (0.107)
  From net realized
    gain on
    investment
    transactions          --      (0.009)       --        --        --             --      (0.029)    (0.059)    (0.028)       --
  In excess of net
    realized gain
    on investment
    transactions          --          --    (0.024)       --        --         (0.006)         --         --         --        --
                     -------     -------   -------   -------    ------       --------    --------   --------   --------   -------
    Total
      distributions  $(0.507)    $(0.465)  $(0.622)  $(0.636)  $(0.100)     $  (0.546)   $ (0.525)  $ (0.685)  $ (0.668)  $(0.470)
                     -------     -------   -------   -------    ------       --------    --------   --------   --------   -------
NET ASSET VALUE,
  end of year        $ 9.950     $10.040   $10.910   $10.310   $10.080      $  10.360    $ 10.410   $ 11.350   $ 10.680   $10.380
                     =======     =======   =======   =======    ======       ========    ========   ========   ========   =======
TOTAL RETURN (3)       4.41%     (3.81)%    12.28%     8.82%     1.56%          5.04%     (3.77)%     13.15%      9.64%     8.47%
RATIOS/SUPPLEMENTAL
  DATA**:
  Net assets, end
    of period (000
    omitted)         $78,970     $79,223   $68,004   $26,670   $ 2,467      $ 404,861    $420,117   $395,421   $235,324   $99,590
  Ratio of net
    expenses
    to average
    daily net
    assets (1)         1.52%       1.54%+    1.59%     1.42%     1.71%+         1.53%       1.48%+     1.56%      1.63%     1.78%+
  Ratio of net
    investment
    income to
    average daily
    net assets         4.80%       4.38%+    4.38%     4.74%     2.59%+         4.97%       4.64%+     4.66%      4.83%     4.82%+
PORTFOLIO TURNOVER
  (2)                     --          --       16%       25%        3%             --          --        20%        74%       68%

  ** For the period from the start of business, July 29, 1991 to September 30, 1991, and for the years ended September 30,
     1992 and 1993 (for Marathon Minnesota Fund), the operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, net investment income per share and the ratios would have been as follows:
NET INVESTMENT INCOME PER
  SHARE                                     $0.472    $0.438    $0.031
                                            ======    ======    ======
RATIOS (As a percentage of average
        daily net assets):
        Expenses(1)                          1.61%     2.05%     2.72%+
        Net investment
        income                               4.37%     4.11%     1.58%+
   + Annualized.
  ++ For the period from the start of business, January 8, 1991, to September 30, 1991.
 +++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period due to the timing of the sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
   * For the period from the start of business, July 29, 1991, to September 30, 1991.
 *** For the ten months ended July 31, 1994 (Note 8).
 (1) Includes the Fund's share of its corresponding Portfolio's allocated expenses subsequent to February 1, 1993.
 (2) Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
 (3) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Amount is computed on a nonannualized basis.

                       See notes to financial statements

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS (Continued)

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               MARATHON PENNSYLVANIA FUND                            MARATHON TEXAS FUND
                                 ------------------------------------------------------     -------------------------------------
                                      YEAR ENDED                   YEAR ENDED                  YEAR ENDED          YEAR ENDED
                                       JULY 31,                  SEPTEMBER 30,                  JULY 31,          SEPTEMBER 30,
                                 ---------------------   ------------------------------     -----------------   -----------------
                                   1995       1994***      1993       1992      1991*        1995     1994***    1993     1992++
                                 --------     --------   --------   --------   --------     -------   -------   -------   -------
NET ASSET VALUE, beginning of
  year                           $ 10.340     $ 11.310   $ 10.650   $ 10.350   $ 10.000     $10.210   $11.110   $10.450   $10.000
                                 --------     --------   --------   --------   --------     -------   -------   -------    ------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income          $  0.507     $  0.422   $  0.520   $  0.531   $  0.378     $ 0.532   $ 0.436   $ 0.515   $ 0.255
  Net realized and unrealized
    gain
    (loss) on investments           0.004+++    (0.841)     0.794      0.430      0.466+++    0.084    (0.824)    0.787     0.516
                                 --------     --------   --------   --------   --------     -------   -------   -------    ------
      Total income (loss) from
         operations              $  0.511     $ (0.419)  $  1.314   $  0.961   $  0.844     $ 0.616   $(0.388)  $ 1.302   $ 0.771
                                 --------     --------   --------   --------   --------     -------   -------   -------    ------
LESS DISTRIBUTIONS:
  From net investment income     $ (0.507)    $ (0.422)  $ (0.520)  $ (0.531)  $ (0.378)    $(0.532)  $(0.436)  $(0.515)  $(0.255)
  In excess of net investment
    income                         (0.024)      (0.069)    (0.115)    (0.130)    (0.116)     (0.014)   (0.076)   (0.106)   (0.066)
  From net realized gain on
    investment transactions            --       (0.042)    (0.019)        --         --          --        --        --        --
  In excess of net realized gain
    on investment transactions         --       (0.018)        --         --         --          --        --    (0.021)       --
                                 --------     --------   --------   --------   --------     -------   -------   -------    ------
      Total distributions        $ (0.531)    $ (0.551)  $ (0.654)  $ (0.661)  $ (0.494)    $(0.546)  $(0.512)  $(0.642)  $(0.321)
                                 --------     --------   --------   --------   --------     -------   -------   -------    ------
NET ASSET VALUE, end of year     $ 10.320     $ 10.340   $ 11.310   $ 10.650   $ 10.350     $10.280   $10.210   $11.110   $10.450
                                 ========     ========   ========   ========   ========     =======   =======   =======    ======
TOTAL RETURN (3)                    5.24%      (3.84)%     12.76%      9.56%      8.37%       6.36%   (3.65)%    12.90%     7.51%
RATIOS/SUPPLEMENTAL DATA:*
  Net assets, end of period
    (000 omitted)                $495,856     $530,115   $499,601   $280,193   $100,211     $27,762   $26,677   $16,338   $ 4,020
  Ratio of net expenses to
    average
    daily net assets (1)            1.51%        1.46%+     1.56%      1.64%      1.56%+      0.99%     0.82%+    1.06%     1.00%+
  Ratio of net investment income
    to average daily net assets     5.04%        4.68%+     4.70%      4.92%      4.93%+      5.29%     4.81%+    4.67%     4.61%+
PORTFOLIO TURNOVER (2)                 --           --         6%        15%         2%          --        --        7%       11%

  ** For the period from the start of business, January 8, 1991, to September 30, 1991, (for Marathon Pennsylvania Fund),
     and for the period from the start of business, March 24, 1992, to September 30, 1992, for the year ended September
     30, 1993, for the ten months ended July 31, 1994, and for the year ended July 31, 1995 (for Marathon Texas Fund), the operating expenses of the Funds and the Portfolios may reflect a reduction of expenses by the Administrator or
     Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been as follows:
NET INVESTMENT INCOME PER SHARE                                                  $0.375      $0.487    $0.359    $0.350    $0.180
                                                                                 ======      ======    ======    ======    ======
RATIOS (As a percentage of
       average daily net
       assets):
        Expenses(1)                                                               1.60%+      1.44%     1.67%+    2.55%     2.35%+
        Net investment income                                                     4.89%+      4.84%     3.96%+    3.18%     3.26%+
   + Annualized.
  ++ For the period from the start of business, March 24, 1992, to September 30, 1992.
 +++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period due to the timing of the sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
   * For the period from the start of business, January 8, 1991, to September 30, 1991.
 *** For the ten months ended July 31, 1994 (Note 8).
 (1) Includes the Fund's share of its corresponding Portfolio's allocated expenses subsequent to February 1, 1993.
 (2) Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Amount is computed on a nonannualized basis.

                       See notes to financial statements

--------------------------------------------------------------------------------
                         Notes to Financial Statements
--------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES

Eaton Vance Municipals Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of sixty-three Funds, eight of which are included in these financial statements. They include EV Marathon Arizona Tax Free Fund ("Marathon Arizona Fund"), EV Marathon Colorado Tax Free Fund ("Marathon Colorado Fund"), EV Marathon Connecticut Tax Free Fund ("Marathon Connecticut Fund"), EV Marathon Michigan Tax Free Fund ("Marathon Michigan Fund"), EV Marathon Minnesota Tax Free Fund ("Marathon Minnesota Fund"), EV Marathon New Jersey Tax Free Fund ("Marathon New Jersey Fund"), EV Marathon Pennsylvania Tax Free Fund ("Marathon Pennsylvania Fund"), and EV Marathon Texas Tax Free Fund ("Marathon Texas Fund"). Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding Fund. The Marathon Arizona Fund invests its assets in the Arizona Tax Free Portfolio, the Marathon Colorado Fund invests its assets in the Colorado Tax Free Portfolio, the Marathon Connecticut Fund invests its assets in the Connecticut Tax Free Portfolio, the Marathon Michigan Fund invests its assets in the Michigan Tax Free Portfolio, the Marathon Minnesota Fund invests its assets in the Minnesota Tax Free Portfolio, the Marathon New Jersey Fund invests its assets in the New Jersey Tax Free Portfolio, the Marathon Pennsylvania Fund invests its assets in the Pennsylvania Tax Free Portfolio, and the Marathon Texas Fund invests its assets in the Texas Tax Free Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (98.3%, 95.8%, 97.1%, 97.6%, 95.6%, 98.8%, 99.2% and 98.4% at July 31, 1995 for the Marathon Arizona
Fund, Marathon Colorado Fund, Marathon Connecticut Fund, Marathon Michigan Fund, Marathon Minnesota Fund, Marathon New Jersey Fund, Marathon Pennsylvania Fund, and Marathon Texas Fund, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATION--Valuation of securities by the Portfolios is discussed in Note 1 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

B. INCOME--Each Fund's net investment income consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

C. FEDERAL TAXES--Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At July 31, 1995, the Funds, for federal income tax purposes had capital loss carryovers which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryovers are as follows:

             FUND                AMOUNT          EXPIRES
------------------------------ ----------     -------------
Marathon Arizona Fund          $  419,196     July 31, 2003
                                    2,053     July 31, 2002
Marathon Colorado Fund            428,826     July 31, 2003
                                   32,308     July 31, 2002
Marathon Connecticut Fund         248,898     July 31, 2003
Marathon Michigan Fund          1,242,775     July 31, 2003
                                  662,307     July 31, 2002
Marathon Minnesota Fund           802,699     July 31, 2003
                                   11,959     July 31, 2002
Marathon New Jersey Fund           25,638     July 31, 2003
Marathon Pennsylvania Fund      4,209,137     July 31, 2003
                                  439,448     July 31, 2002
Marathon Texas Fund               184,976     July 31, 2003
                                   68,395     July 31, 2002

Additionally, at July 31, 1995, net capital losses of $5,344,462, $2,165,312, $4,791,636, $4,548,995, $3,971,887, $16,512,658, $17,121,578 and $924,936 for
the Marathon Arizona Fund, Marathon Colorado Fund, Marathon Connecticut Fund, Marathon Michigan Fund, Marathon Minnesota Fund, Marathon New Jersey Fund, Marathon Pennsylvania Fund and Marathon Texas Fund, respectively, attributable to security transactions incurred after October 31, 1994, are treated as arising on the first day of the Fund's next taxable year. Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

D. DEFERRED ORGANIZATION EXPENSES--Cost incurred by each Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years beginning on the date each Fund commenced operations.

E. DISTRIBUTION COSTS--For book purposes, commissions paid on the sale of Fund shares and other distribution costs are charged to operations. As a result of a recent Internal Revenue Service ruling, the Funds changed their tax accounting for commissions paid from charging the expenses to paid-in capital to charging the expense to operations. The change had no effect on either the Funds current yield or total return (Notes 2 and 5).

F. OTHER--Investment transactions are accounted for on a trade date basis.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------

(2) DISTRIBUTIONS TO SHAREHOLDERS

The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. In addition, each Fund declares each day an amount equal to the excess of tax basis net income over book basis net income, which amount is reported for financial statement purposes as a distribution in excess of net investment income. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of a Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholders, in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statements purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

During the year ended July 31, 1995, the following reclassifications were made due to permanent differences between book and tax accounting for distribution costs, and certain distributions related to capital gains:

                                                          MARATHON     MARATHON      MARATHON      MARATHON     MARATHON
                                                           ARIZONA     COLORADO     CONNECTICUT    MICHIGAN     MINNESOTA
                  INCREASE/(DECREASE)                       FUND         FUND          FUND          FUND         FUND
-------------------------------------------------------   ---------    ---------    -----------    ---------    ---------
Accumulated net realized loss on investment and
  financial futures transactions                          $ (35,548)   $  --         $  (1,707)    $  23,685    $ (72,804)
Accumulated distributions in excess of net investment
  income                                                   (684,840)    (216,642)     (914,124)     (960,399)    (386,592)
Paid-in capital                                            (720,388)    (216,642)     (915,831)     (936,714)    (459,396)

                                                                          MARATHON         MARATHON       MARATHON
                                                                         NEW JERSEY      PENNSYLVANIA       TEXAS
                INCREASE/(DECREASE)                                         FUND             FUND           FUND
----------------------------------------------------------------------   -----------     ------------     ---------
Accumulated net realized loss on investment and financial futures
  transactions                                                          $     7,702      $    41,590      $    (446)
Accumulated distributions in excess of net investment income             (2,016,089)      (2,546,422)      (138,962)
Paid-in capital                                                          (2,008,387)      (2,504,832)      (139,408)

Net investment income, net realized gains and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(3) SHARES OF BENEFICIAL INTEREST

The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                          MARATHON ARIZONA FUND                      MARATHON COLORADO FUND
                                -----------------------------------------   -----------------------------------------
                                 YEAR ENDED    YEAR ENDED    YEAR ENDED      YEAR ENDED    YEAR ENDED    YEAR ENDED
                                  JULY 31,      JULY 31,    SEPTEMBER 30,     JULY 31,      JULY 31,    SEPTEMBER 30,
                                    1995         1994*          1993            1995         1994*          1993
                                ------------   ----------   -------------   ------------   ----------   -------------
Sales                             1,784,912    3,822,299      6,163,745         917,328     2,022,340     2,033,936
Issued to shareholders
  electing to receive
  payments of distributions
  in Fund shares                    287,027      383,042        213,457         119,919        77,286        28,266
Redemptions                      (3,129,557)   (1,396,565)     (502,865)       (859,856)     (163,785)      (40,475)
                                 -----------   ----------     ---------        --------     ---------     ---------
       Net increase
          (decrease)             (1,057,618)   2,808,776      5,874,337         177,391     1,935,841     2,021,727
                                 ==========   ==========      =========        ========     =========     =========

                                        MARATHON CONNECTICUT FUND                    MARATHON MICHIGAN FUND
                                -----------------------------------------   -----------------------------------------
                                 YEAR ENDED    YEAR ENDED    YEAR ENDED      YEAR ENDED    YEAR ENDED    YEAR ENDED
                                  JULY 31,      JULY 31,    SEPTEMBER 30,     JULY 31,      JULY 31,    SEPTEMBER 30,
                                    1995         1994*          1993            1995         1994*          1993
                                ------------   ----------   -------------   ------------   ----------   -------------
Sales                             2,193,967    4,636,572      9,844,909       1,245,087     3,144,803     7,133,341
Issued to shareholders
  electing to receive
  payments of distributions
  in Fund shares                    567,064      457,760        311,593         494,913       463,590       448,973
Redemptions                      (2,564,353)    (927,753)      (445,090)     (2,869,226)   (1,243,377)     (765,384)
                                 ----------    ---------      ----------     ----------    ----------     ---------
       Net increase
          (decrease)                196,678    4,166,579      9,711,412      (1,129,226)    2,365,016     6,816,930
                                 ==========    =========      =========      ==========    ==========     =========

                                         MARATHON MINNESOTA FUND                    MARATHON NEW JERSEY FUND
                                -----------------------------------------   -----------------------------------------
                                 YEAR ENDED    YEAR ENDED    YEAR ENDED      YEAR ENDED    YEAR ENDED    YEAR ENDED
                                  JULY 31,      JULY 31,    SEPTEMBER 30,     JULY 31,      JULY 31,    SEPTEMBER 30,
                                    1995         1994*          1993            1995         1994*          1993
                                ------------   ----------   -------------   ------------   ----------   -------------
Sales                               970,983    2,031,340       3,738,639      3,794,186     8,068,513     13,755,956
Issued to shareholders
  electing to receive
  payments of distributions
  in Fund shares                    231,662      173,859         140,731      1,123,599       978,660        915,881
Redemptions                      (1,157,611)    (548,193)       (231,044)    (6,182,637)   (3,546,588)    (1,857,554)
                                 ----------    ---------       ---------     ----------    ----------     ----------
       Net increase
          (decrease)                 45,034    1,657,006       3,648,326     (1,264,852)    5,500,585     12,814,283
                                 ==========    =========       =========     ==========    ==========     ==========

                                       MARATHON PENNSYLVANIA FUND                      MARATHON TEXAS FUND
                                -----------------------------------------   -----------------------------------------
                                 YEAR ENDED    YEAR ENDED    YEAR ENDED      YEAR ENDED    YEAR ENDED    YEAR ENDED
                                  JULY 31,      JULY 31,    SEPTEMBER 30,     JULY 31,      JULY 31,    SEPTEMBER 30,
                                    1995         1994*          1993            1995         1994*          1993
                                ------------   ----------   -------------   ------------   ----------   -------------
Sales                             3,455,743    9,286,690      18,534,378        428,563     1,206,045      1,126,791
Issued to shareholders
  electing to receive
  payments of distributions
  in Fund shares                  1,241,799    1,202,782       1,011,468         51,552        38,689         16,101
Redemptions                      (7,922,783)   (3,368,657)    (1,674,161)      (392,169)     (101,806)       (56,597)
                                 ----------    ----------     ----------       --------     ---------      ---------
       Net increase
          (decrease)             (3,225,241)   7,120,815      17,871,685         87,946     1,142,928      1,086,295
                                 ==========    =========      ==========       ========     =========      =========

* For the ten months ended July 31, 1994 (Note 8).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(4) TRANSACTIONS WITH AFFILIATES

Eaton Vance Management (EVM) serves as the administrator of each Fund, but receives no compensation. The portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See
Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the Marathon Texas Fund, $46,683 of expenses related to the operation of the Marathon Texas Fund was allocated to EVM. Except as to Trustees of the Funds and the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each Fund out of such investment adviser fee. Investors Bank & Trust Company (IBT), an affiliate of EVM, serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Funds or the Portfolios maintain with IBT. Certain of the officers and Trustees of the Funds and Portfolios are officers and directors/trustees of the above organizations (Note 5).

--------------------------------------------------------------------------------

(5) DISTRIBUTION PLAN

Each Fund has adopted a distribution plan (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans require the Funds to pay the principal underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365 of 0.75% of each Fund's daily net assets, for providing ongoing distribution services and facilities to the respective Fund. A Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for shares sold plus
(ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (Note 6) and daily amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Fund and, accordingly, reduces the Fund's net assets. For the year ended July 31, 1995, Marathon Arizona Fund, Marathon Colorado Fund, Marathon Connecticut Fund, Marathon Michigan Fund, Marathon Minnesota Fund, Marathon New Jersey Fund, Marathon Pennsylvania Fund, and Marathon Texas Fund, paid or accrued $1,086,172, $330,051, $1,395,069, $1,413,428, $588,748, $3,055,813, $3,771,247,
and $198,956, respectively, to or payable to EVD, representing 0.75% (annualized) of average daily net assets. At July 31, 1995, the amount of Uncovered Distribution Charges of EVD calculated under the Plans for Marathon Arizona Fund, Marathon Colorado Fund, Marathon Connecticut Fund, Marathon Michigan Fund, Marathon Minnesota Fund, Marathon New Jersey Fund, Marathon Pennsylvania Fund, and Marathon Texas Fund were approximately $5,271,000, $1,925,000, $7,583,000, $6,378,000, $3,041,000, $13,741,000, $17,253,000 and
$1,033,000, respectively.

In addition, the Plans authorize the Funds to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of each Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plans by authorizing the Funds to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.20% per annum of each Fund's average daily net assets based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. For the year ended July 31, 1995, Marathon Arizona Fund, Marathon Colorado Fund, Marathon Connecticut Fund, Marathon Michigan Fund, Marathon Minnesota Fund, Marathon New Jersey Fund, Marathon Pennsylvania Fund, and Marathon Texas Fund paid or accrued service fees to or payable to EVD in the amount of $180,888, $39,637, $240,408, $275,395, $103,585,
$570,317, $768,980 and $29,572, respectively. Service fee payments are made for personal services and/or maintenance of shareholder accounts. Service fees paid to EVD and Authorized Firms are separate and distinct from the sales commissions and distribution fees payable by each Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

Certain officers and Trustees of the Fund are officers or directors of EVD.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(6) CONTINGENT DEFERRED SALES CHARGE

A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within six years of purchase. Generally the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on Fund shares acquired by reinvestment of dividends or capital gains distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $862,000, $235,000, $621,000, $704,000,
$351,000, $1,772,000, $2,034,000 and $57,000, respectively, of CDSC paid by shareholders of Marathon Arizona Fund, Marathon Colorado Fund, Marathon Connecticut Fund, Marathon Michigan Fund, Marathon Minnesota Fund, Marathon New Jersey Fund, Marathon Pennsylvania Fund, and Marathon Texas Fund, respectively, for the year ended July 31, 1995.

--------------------------------------------------------------------------------

(7) INVESTMENT TRANSACTIONS

Increases and decreases in each Fund's investment in its corresponding Portfolio for the year ended July 31, 1995 were as follows:
                                                   MARATHON          MARATHON           MARATHON          MARATHON
                                                    ARIZONA          COLORADO         CONNECTICUT         MICHIGAN
                                                     FUND              FUND               FUND              FUND
                                                  -----------       -----------       ------------       -----------
Increases                                         $18,673,712       $9,111,084        $22,566,610        $13,743,618
Decreases                                          37,903,241       10,062,715         31,591,691         36,391,363

                                                   MARATHON          MARATHON           MARATHON          MARATHON
                                                   MINNESOTA        NEW JERSEY        PENNSYLVANIA          TEXAS
                                                     FUND              FUND               FUND              FUND
                                                  -----------       -----------       ------------       -----------
Increases                                         $ 9,632,988       $40,828,515       $36,366,527        $ 4,582,917
Decreases                                          13,801,433       78,051,576         99,305,243          5,159,759

--------------------------------------------------------------------------------
(8) CHANGE IN FISCAL YEAR

The Funds changed their fiscal year end from September 30, to July 31, effective July 31, 1994.

--------------------------------------------------------------------------------

                          Independent Auditors' Report
--------------------------------------------------------------------------------

TO THE TRUSTEES AND SHAREHOLDERS OF
  EATON VANCE MUNICIPALS TRUST:

We have audited the accompanying statements of assets and liabilities of EV Marathon Arizona Tax Free Fund, EV Marathon Colorado Tax Free Fund, EV Marathon Connecticut Tax Free Fund, EV Marathon Michigan Tax Free Fund, EV Marathon Minnesota Tax Free Fund, EV Marathon New Jersey Tax Free Fund, EV Marathon Pennsylvania Tax Free Fund and EV Marathon Texas Tax Free Fund (the Funds) (certain of the series constituting Eaton Vance Municipals Trust) as of July 31, 1995, the related statements of operations for the year then ended, the statements of changes in net assets for the year ended July 31, 1995, the ten months ended July 31, 1994 and the year ended September 30, 1993, and the financial highlights for each of the years in the five-year period ended July 31, 1995. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the aforementioned funds of Eaton Vance Municipals Trust at July 31, 1995, the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                               DELOITTE & TOUCHE LLP

BOSTON, MASSACHUSETTS
AUGUST 25, 1995

--------------------------------------------------------------------------------
                           Arizona Tax Free Portfolio
                    Portfolio of Investments - July 31, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              EDUCATION - 4.8%
A1        AA         $1,000   Arizona Board of Regents,
                              Arizona State University,
                              5.90%, 7/01/09             $  1,015,710
NR        AAA         1,000   City of Glendale,
                              Thunderbird Graduate
                              School, CLEE, 7.125%,
                              7/01/20                       1,099,650
A1        AA          1,250   Arizona Board of Regents,
                              University of Arizona,
                              6.25%, 6/01/11                1,283,100
NR        NR          2,000   Arizona Educational Loan
                              Marketing Corporation,
                              (AMT) 6.30%, 12/01/08         1,921,460
A         NR          1,500   Student Loan Acquisition
                              Authority of Arizona,
                              (AMT) 7.625%, 5/01/10         1,630,230
                                                         ------------
                                                         $  6,950,150
                                                         ------------
                              ESCROWED - 6.2%
Aaa       AA         $2,500   Arizona Transportation
                              Board Highway, 6.50%,
                              7/01/11                    $  2,797,850
Aaa       AAA         7,500   Maricopa County, Single
                              Family Mortgage, 0%,
                              2/01/16                       2,145,825
NR        AA          2,500   City of Phoenix, Street &
                              Highway User, 6.25%,
                              7/01/11                       2,696,950
Baa1      AAA           630   Puerto Rico Electric Power
                              Authority, 7.125%, 7/01/14      705,039
NR        NR            500   City of Scottsdale,
                              Westminster Village,
                              Multifamily Housing,
                              10.00%, 6/01/17                 565,310
                                                         ------------
                                                         $  8,910,974
                                                         ------------
                              GENERAL OBLIGATION - 7.9%
Aa        AA+        $1,500   City of Phoenix, 6.375%,
                              7/01/13                    $  1,556,085
Aa        AA+         1,000   City of Phoenix, 5.55%,
                              7/01/09                       1,001,860
Aa        AA+         3,000   City of Phoenix, 5.10%,
                              7/01/13                       2,774,070
Aa1       AA+         1,000   City of Scottsdale, 5.50%,
                              7/01/12                         957,500
NR        A           2,000   City of Phoenix, Tatum
                              Ranch Community, 6.875%,
                              7/01/16                       2,106,600
Aa        AA+         1,000   City of Tempe, 5.25%,
                              7/01/15                         925,490
Aa        AA          1,300   Scottsdale Unified School
                              District No. 48 of
                              Maricopa County, 4.60%,
                              7/01/11                       1,146,665
Baa1      A           1,000   Commonwealth of Puerto
                              Rico, 5.75%, 7/01/16            953,220
                                                         ------------
                                                         $ 11,421,490
                                                         ------------
                              HOSPITALS - 3.2%
NR        BBB        $1,130   Arizona Health Facilities
                              Authority, Phoenix
                              Memorial Hospital, 8.125%,
                              6/01/12                    $  1,202,376
NR        BBB         1,250   Arizona Health Facilities
                              Authority, Phoenix
                              Memorial Hospital, 8.20%,
                              6/01/21 (2)                   1,331,413
Baa       BB+         1,000   Maricopa County, Sun
                              Health Corporation,
                              8.125%, 4/01/12               1,065,980



     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
NR        NR            915   City of Winslow, Winslow
                              Memorial Hospital Project,
                              9.50%, 6/01/22                1,003,535
                                                         ------------
                                                         $  4,603,304
                                                         ------------
                              HOUSING - 5.7%
NR        A          $2,000   Maricopa County, Laguna
                              Point Apartments,
                              Multifamily Housing,
                              6.75%, 7/01/09             $  1,990,440
NR        AAA         2,775   City of Phoenix, Chris
                              Ridge Village Project, FHA
                              Insured Mortgage Loan,
                              6.80%, 11/01/25               2,812,546
NR        AA          1,000   City of Phoenix, Woodstone
                              and Silver Springs
                              Apartments, Multifamily
                              Housing, (Asset Guaranty),
                              6.25%, 4/01/23                  989,500
Aaa       NR          1,500   City of Phoenix, Meadow
                              Glen Apartments,
                              Multifamily Housing, (GNMA
                              Collateralized) 5.80%,
                              8/20/28                       1,367,325
NR        AAA         1,000   City of Tempe, Multifamily
                              Housing, Quadrangle
                              Village Apartments, FHA
                              Insured Mortgage Loan,
                              6.25%, 6/01/26                  982,450
                                                         ------------
                                                         $  8,142,261
                                                         ------------
                              INDUSTRIAL DEVELOPMENT
                              REVENUE / IDB - 3.7%
A1        NR         $1,000   City of Casa Grande,
                              Pollution Control,
                              Frito-Lay Inc., 6.60%,
                              12/01/10                   $  1,059,800
A2        A           4,500   Greenlee County, Pollution
                              Control, Phelps Dodge
                              Corporation, 5.45%,
                              6/01/09                       4,318,155
                                                         ------------
                                                         $  5,377,955
                                                         ------------
                              INSURED GENERAL OBLIGATION - 8.6%
Aaa       AAA        $1,000   Peoria Unified School
                              District No. 11 of
                              Maricopa County, (MBIA)
                              6.40%, 7/01/10             $  1,051,570
Aaa       AAA         1,300   Alhambra Elementary School
                              District No. 68 of
                              Maricopa County, (AMBAC)
                              5.50%, 7/01/07                1,322,776
Aaa       AAA         1,000   Alhambra Elementary School
                              District No. 68 of
                              Maricopa County, (AMBAC)
                              5.625%, 7/01/13                 997,140
Aaa       AAA         1,000   Alhambra Elementary School
                              District No. 68 of
                              Maricopa County, (AMBAC)
                              5.125%, 7/01/13                 921,170
Aaa       AAA         1,000   Paradise Valley Unified
                              School District No. 69 of
                              Maricopa County, (AMBAC),
                              5.00%, 7/01/09                  929,690

--------------------------------------------------------------------------------
                     ARIZONA TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
--------------------------------------------------------------------
                              INSURED GENERAL OBLIGATION -
                              (CONTINUED)
Aaa       AAA         1,000   Chandler Unified School
                              District No. 80 of
                              Maricopa County, (FGIC)
                              6.40%, 7/01/10                1,047,450
Aaa       AAA         1,000   Pima County, School
                              District No. 1, Tucson
                              Project, (FGIC) 5.40%,
                              7/01/13                         949,340
Aaa       AAA         1,750   Pima County, School
                              District No. 1, Tucson
                              Project, (FGIC) 5.875%,
                              7/01/14                       1,742,965
Aaa       AAA         1,000   Commonwealth of Puerto
                              Rico, (FSA) 7/01/20 (1)         963,790
Aaa       AAA         1,500   Commonwealth of Puerto
                              Rico, (AMBAC) 7/01/15 (1)     1,492,485
Aaa       AAA         1,000   Commonwealth of Puerto
                              Rico, (FSA) 7/01/22 (1)       1,003,110
                                                         ------------
                                                         $ 12,421,486
                                                         ------------
                              INSURED HOSPITALS - 13.1%
Aaa       AAA        $2,000   Maricopa County, Hospital
                              District No.1, (FGIC)
                              6.125%, 6/01/15 (2)        $  2,021,080
Aaa       AAA         3,500   Maricopa County, Catholic
                              Healthcare West, (MBIA)
                              5.625%, 7/01/23               3,336,655
Aaa       AAA         2,000   Maricopa County, Samaritan
                              Health, (MBIA) 7.00%,
                              12/01/16                      2,280,640
Aaa       AAA         2,000   Mohave County, Hospital
                              District No.1, Kingman
                              Regional Medical Center,
                              (FGIC) 6.50%, 6/01/15         2,084,440
Aaa       AAA         1,500   Pima County, Tucson
                              Medical Center, (MBIA)
                              6.375%, 4/01/12               1,550,700
Aaa       AAA         3,500   Pima County, Tucson
                              Medical Center, (MBIA)
                              5.00%, 4/01/15                3,098,795
Aaa       AAA         1,000   Pima County, Carondelet
                              Health Care Corporation,
                              (MBIA) 5.25%, 7/01/11           938,350
Aaa       AAA         1,000   Pima County, Carondelet
                              Health Care Corporation,
                              (MBIA) 5.25%, 7/01/12           930,980
Aaa       AAA         2,000   University of Arizona
                              Medical Center
                              Corporation, (MBIA) 5.00%,
                              7/01/13                       1,802,480
Aaa       AAA         1,000   University of Arizona
                              Medical Center
                              Corporation, (MBIA) 5.00%,
                              7/01/21                         869,300
                                                         ------------
                                                         $ 18,913,420
                                                         ------------
                              INSURED HOUSING - 1.3%
Aaa       AAA        $1,975   City of Sierra Vista,
                              Mountain View Apartments,
                              FHA Insured Mortgage,
                              (MBIA) 5.75%, 1/01/24      $  1,849,331
                                                         ------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              INSURED UTILITIES - 5.9%
Aaa       AAA        $4,000   Navajo County, Pollution
                              Control, Arizona Public
                              Service Co., (AMBAC)
                              5.50%, 8/15/28             $  3,687,000
Aaa       AAA         3,500   Pima County, Irvington
                              Power Project, (FSA)
                              7.25%, 7/15/10 (2)            3,842,300
Aaa       AAA         1,000   Arizona State Power
                              Authority, Hoover Uprating
                              Project, (MBIA) 5.25%,
                              10/01/17                        909,770
                                                         ------------
                                                         $  8,439,070
                                                         ------------
                              INSURED MISCELLANEOUS - 0.7%
Aaa       AAA        $1,000   Maricopa County Stadium
                              District, (MBIA) 5.50%,
                              7/01/13                    $    956,070
                                                         ------------
                              INSURED SPECIAL TAX - 1.3%
Aaa       AAA        $1,750   City of Phoenix, Civic
                              Improvement Excise Tax,
                              (MBIA) 6.60%, 7/01/08      $  1,895,793
                                                         ------------
                              INSURED TRANSPORTATION - 0.7%
Aaa       AAA        $1,000   City of Tucson, Junior
                              Lien Street and Highway,
                              (MBIA) 5.50%, 7/01/12      $    952,370
                                                         ------------
                              INSURED WATER & SEWER - 1.4%
Aaa       AAA        $1,000   City of Chandler, Water
                              and Sewer, (FGIC) 6.25%,
                              7/01/13                    $  1,024,610
Aaa       AAA         1,200   City of Phoenix, Civic
                              Improvement Wastewater
                              Systems, (MBIA) 5.00%,
                              7/01/18                       1,058,340
                                                         ------------
                                                         $  2,082,950
                                                         ------------
                              TRANSPORTATION - 6.7%
Aa        AA         $1,000   State of Arizona,
                              Transportation Board &
                              Highway, 5.00%, 7/01/10    $    928,360
Aa        AA          2,000   State of Arizona,
                              Transportation Board &
                              Highway, 5.10%, 7/01/11       1,851,780
Baa1      A           1,000   Puerto Rico Highway and
                              Transportation Authority,
                              5.25%, 7/01/20                  881,340
Baa1      A           1,000   Puerto Rico Highway and
                              Transportation Authority,
                              5.25%, 7/01/21                  879,370

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              TRANSPORTATION - (CONTINUED)
A1        A+          2,250   City of Tucson, Arizona,
                              Senior Lien Street and
                              Highway, 5.50%, 7/01/09       2,173,523
NR        BBB         3,000   Guam Airport Authority,
                              (AMT) 6.70%, 10/01/23         2,999,610
                                                         ------------
                                                         $  9,713,983
                                                         ------------
                              UTILITIES - 20.3%
Baa2      BBB        $1,500   Coconino County, Pollution
                              Control, Nevada Power Co.,
                              7.125%, 10/01/06           $  1,502,730
Ba2       BB          2,500   Maricopa County, Pollution
                              Control, Public Service
                              Company of New Mexico,
                              Palo Verde Project,
                              6.375%, 8/15/23               2,376,600
Baa1      BBB         5,300   Navajo County, Pollution
                              Control, Arizona Public
                              Service Co., 5.875%,
                              8/15/28                       4,932,975
NR        AAA         1,000   Mohave County, Citizens
                              Utilities Company Project,
                              (AMT) 5.80%, 11/15/28           958,740
A         A+          1,000   Puerto Rico Telephone
                              Authority, 1/01/20 (1)        1,009,540
A1        AA-         1,000   Central Arizona Water
                              Conservation District,
                              Central Arizona Project,
                              5.50%, 11/01/09                 989,209
NR        BBB         1,200   Guam Power Authority,
                              6.30%, 10/01/12               1,193,652
NR        BBB         1,250   Guam Power Authority,
                              6.30%, 10/01/22               1,218,162
Baa1      A-          1,500   Puerto Rico Electric Power
                              Authority, 7.00%, 7/01/07     1,603,410
Baa1      A-          5,000   Puerto Rico Electric Power
                              Authority, 5.00%, 7/01/12     4,429,250
Baa1      A-            370   Puerto Rico Electric Power
                              Authority, 7.125%, 7/01/14      401,210
Aa        AA          1,750   Salt River Project
                              Agricultural Improvement
                              and Power District, Salt
                              River Project Electric
                              System, 5.50%, 1/01/28        1,600,008
Aa        AA          3,500   Salt River Project
                              Agricultural Improvement
                              and Power District, Salt
                              River Project Electric
                              System, 5.50%, 1/01/25        3,227,735
Aa        AA          1,000   Salt River Project
                              Agricultural Improvement
                              and Power District, Salt
                              River Project Electric
                              System, 6.25%, 1/01/27        1,012,300

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
Aa        AA          1,000   Salt River Project
                              Agricultural Improvement
                              and Power District, Salt
                              River Project Electric
                              System, 5.25%, 1/01/13          917,570
Aa        AA          2,000   Salt River Project
                              Agricultural Improvement
                              and Power District, Salt
                              River Project Electric
                              System, 5.25%, 1/01/19        1,796,320
                                                         ------------
                                                         $ 29,169,411
                                                         ------------
                              WATER & SEWER - 8.5%
Aa        AA+        $2,000   State of Arizona,
                              Wastewater Management
                              Authority, 6.80%, 7/01/11
                              (2)                        $  2,163,140
A1        A           1,100   City of Phoenix, Water
                              System, 5.00%, 7/01/18          966,405
A1        A           5,000   City of Phoenix, Water
                              System, 4.75%, 7/01/23        4,140,550
A1        AA-         1,000   City of Phoenix, Water
                              System, 5.40%, 7/01/14          942,330
A1        A+          1,000   City of Tucson, Water
                              System, 6.50%, 7/01/16        1,046,420
A1        A+          1,000   City of Tucson, Water
                              System, 5.50%, 7/01/08        1,019,410
A1        A+          1,000   City of Tucson, Water
                              System, 5.50%, 7/01/09          989,410
A1        A+          1,000   City of Tucson, Water
                              System, 5.50%, 7/01/10          979,050
                                                         ------------
                                                         $ 12,246,715
                                                         ------------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS (IDENTIFIED
                              COST, $140,218,111)        $144,046,733
                                                         ============

(1) The above designated securities have been issued as inverse floater bonds.
(2) Security has been segregated to cover margin requirements for open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Arizona municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1995, 36.6% of the securities in the portfolio of investments are backed by bond insurance of various financial guaranty assurance agencies. The aggregate percentage by financial institution ranges from 0.9% to 16.3% of total investments.
                       See notes to financial statements

--------------------------------------------------------------------------------
                          Colorado Tax Free Portfolio
                    Portfolio of Investments - July 31, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY               VALUE
---------------------------------------------------------------------
                              EDUCATION - 2.0%
A1        A+         $1,000   City of Colorado Springs,
                              Colorado College Project,
                              5.125%, 6/01/16             $   902,140
                                                          -----------
                              ESCROWED - 1.6%
Aaa       AAA        $4,000   Colorado Health Facilities
                              Authority, Liberty Heights
                              Project, (FSA) 0%, 7/15/24  $   538,160
NR        AAA           150   Puerto Rico Highway and
                              Transportation Authority,
                              6.50%, 7/01/22                  169,296
                                                          -----------
                                                          $   707,456
                                                          -----------
                              GENERAL OBLIGATION - 9.4%
A         NR         $  500   City of Aspen, 5.625%,
                              4/15/14                     $   467,330
Aa        AA          1,000   City and County of Denver,
                              5.10%, 9/01/09                  938,710
Aa        AA          1,000   Boulder and Gilpin
                              Counties, Boulder Valley
                              School District, 6.30%,
                              12/01/13                      1,032,600
NR        A             750   Larimer, Weld & Boulder
                              Counties, Thompson School
                              District, 6.05%, 12/15/08       770,422
Baa1      A           1,000   Commonwealth of Puerto
                              Rico, 5.75%, 7/01/15            959,900
NR        NR            100   Virgin Islands Public
                              Finance Authority, 7.25%,
                              10/01/18                        103,155
                                                          -----------
                                                          $ 4,272,117
                                                          -----------
                              HOSPITALS - 10.4%
Baa1      BBB+       $1,250   Boulder County, Longmont
                              United Hospital, 5.875%,
                              12/01/20                    $ 1,160,750
Baa       BBB         2,050   Colorado Health Facilities
                              Authority, Rocky Mountain
                              Adventist Healthcare,
                              6.625%, 2/01/13               1,999,304
A         NR            250   Colorado Health Facilities
                              Authority, Craig Hospital,
                              5.375%, 12/01/13                228,340
A         NR            500   Colorado Health Facilities
                              Authority, Craig Hospital,
                              5.50%, 12/01/21                 449,450
Baa1      BBB+          250   Colorado Health Facilities
                              Authority, Swedish Medical
                              Center, 6.80%, 1/01/23          252,050
NR        BBB-          650   Colorado Health Facilities
                              Authority, National Jewish
                              Center, 6.875%, 2/15/12         628,524
                                                          -----------
                                                          $ 4,718,418
                                                          -----------
                              HOUSING - 11.6%
NR        NR         $  350   Lake Creek Affordable
                              Housing Corporation,
                              Multifamily Housing, 8.00%,
                              12/01/23                    $   352,786
NR        AAA         1,000   City of Lakewood, Multi
                              Family Housing FHA Insured
                              Mortgage Loan, (AMT) 6.65%,
                              10/01/25                      1,004,010

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY               VALUE
---------------------------------------------------------------------
Aa        NR          1,975   Colorado Housing and
                              Finance Authority, Single
                              Family Access Program,
                              7.90%, 12/01/24               2,163,810
Aa        NR            990   Colorado Housing and
                              Finance Authority, Single
                              Family Access Program,
                              8.00%, 12/01/24 (3)           1,093,682
Aa        NR            600   Colorado Housing and
                              Finance Authority, Single
                              Family Housing, (AMT)
                              7.65%, 12/01/25 (2)             651,786
                                                          -----------
                                                          $ 5,266,074
                                                          -----------
                              INDUSTRIAL DEVELOPMENT
                              REVENUE - 3.4%
A2        NR         $1,750   Puerto Rico Pollution
                              Control, American Home
                              Products Corporation,
                              5.10%, 12/01/18             $ 1,541,488
                                                          -----------
                              INSURED EDUCATION - 2.1%
Aaa       AAA        $1,000   Board of Trustees of the
                              State Colleges in Colorado,
                              Adams State College of
                              Colorado Project, (MBIA)
                              5.70%, 5/15/14              $   976,260
                                                          -----------
                              INSURED GENERAL OBLIGATION - 11.4%
Aaa       AAA        $  500   City and County of Denver
                              School District #1, (MBIA)
                              5.125%, 12/01/12            $   455,225
Aaa       AAA         1,000   Douglas and Elbert
                              Counties, Douglas County
                              School District, (MBIA)
                              6.40%, 12/15/11               1,050,140
Aaa       AAA         1,750   Eagle, Garfield & Routt
                              Counties, School District
                              No. RE 50J, (FGIC) 6.30%,
                              12/01/12                      1,827,648
Aaa       AAA         1,000   Poudre School District R-1
                              of Larimer County, (MBIA)
                              6.50%, 12/15/11               1,060,090
Aaa       AAA           750   Pueblo County School
                              District No.70, Pueblo
                              Rural, (AMBAC) 6.40%,
                              12/01/14                        778,703
                                                          -----------
                                                          $ 5,171,806
                                                          -----------
                              INSURED HOSPITALS - 15.0%
Aaa       AAA        $2,500   Colorado Health Facilities
                              Authority, Sisters of
                              Charity, (MBIA) 5.25%,
                              5/15/14                     $ 2,292,825
Aaa       AAA         2,000   Colorado Health Facilities
                              Authority, Boulder
                              Community Hospital, (MBIA)
                              5.875%, 10/01/23              1,942,220
Aaa       AAA         1,000   Colorado Springs Hospital,
                              (MBIA) 6.00%, 12/15/24          980,970
Aaa       AAA           500   City and County of Denver,
                              Childrens Hospital, (FGIC)
                              6.00%, 10/01/15                 504,490

--------------------------------------------------------------------------------
                         Connecticut Tax Free Portfolio
                    Portfolio of Investments - July 31, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              EDUCATION - 10.8%
Baa       BBB        $1,000   Connecticut HEFA,
                              University of Hartford,
                              6.75%, 7/01/12             $    975,350
Baa       BBB         5,500   Connecticut HEFA,
                              University of Hartford,
                              6.80%, 7/01/22                5,302,660
NR        BBB-        6,175   Connecticut HEFA,
                              Quinnipiac College, 6.00%,
                              7/01/23                       5,497,294
NR        BBB-        1,000   Connecticut HEFA, Sacred
                              Heart University, 6.80%,
                              7/01/12                       1,045,400
NR        A-          1,000   Connecticut HEFA, Sacred
                              Heart University, 5.80%,
                              7/01/23                         842,940
NR        A           1,125   Connecticut HEFA, Taft
                              School, 5.40%, 7/01/20        1,011,476
Aaa       AAA         6,000   Connecticut HEFA, Yale
                              University, 5.929%,
                              6/10/30                       5,929,680
                                                         ------------
                                                         $ 20,604,800
                                                         ------------
                              ESCROWED TO MATURITY - 2.4%
NR        AA-        $  650   State of Connecticut
                              Government Obligations
                              Bonds, 6.875%, 7/15/10     $    729,775
NR        AAA           800   Connecticut Special Tax
                              Obligation Bonds,
                              Transportation
                              Infrastructure Purposes,
                              6.75%, 6/01/11                  906,304
A1        AA-           645   Connecticut Special Tax
                              Obligation Bonds,
                              Transportation
                              Infrastructure Purposes,
                              6.50%, 7/01/09                  706,475
A1        AA-           300   Amity RSD No. 5 Bonds,
                              6.80%, 6/15/08                  326,166
Baa       BBB         1,630   City of Stratford,
                              Government Obligations
                              Bonds, 7.30%, 3/01/12         1,869,561
                                                         ------------
                                                         $  4,538,281
                                                         ------------
                              GENERAL OBLIGATION - 6.1%
Aa1       NR         $  350   City of Avon, 4.60%,
                              1/15/07                    $    327,159
Aa        NR            525   Town of Guilford, 4.75%,
                              11/15/10                        476,017
Aa        NR            525   Town of Guilford, 4.75%,
                              11/15/11                        471,466
A         AA-         2,000   City of Bridgeport,
                              6.125%, 3/01/05               2,073,380
Aa        AA-         1,750   State of Connecticut,
                              Capital Appreciation
                              Bonds, 0%, 11/01/09             781,515
AA        AA-         1,000   State of Connecticut,
                              5.50%, 3/15/10                  983,190
AA        AA-           500   State of Connecticut,
                              5.50%, 3/15/11                  491,235
Aa        AA          1,270   City of Danbury, 4.50%,
                              2/01/14                       1,062,634
Aa1       NR            650   City of Farmington, 5.70%,
                              1/15/11                         657,306

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
NR        BBB           500   Government of Guam, 5.40%,
                              11/15/18                        431,735
Aa1       AA+           925   City of Norwalk Maritime
                              Center Project Bonds,
                              6.05%, 2/01/09                  952,574
Baa1      A           2,000   Puerto Rico PBA Bonds,
                              5.50%, 7/01/21                1,832,480
NR        NR          1,000   Virgin Islands PFA Revenue
                              Bonds, 7.25%, 10/01/18        1,031,550
                                                         ------------
                                                         $ 11,572,241
                                                         ------------
                              HEALTH CARE (NON-HOSPITAL) - 12.5%
A1        AA-        $  600   Connecticut HEFA, Nursing
                              Home Program NHP (Noble
                              Horizons), 6.00%, 11/01/22 $    586,554
A1        AA-         1,000   Connecticut HEFA, NHP
                              (Jewish Home-Fairfield),
                              6.25%, 11/01/20               1,008,720
A1        AA-           655   Connecticut HEFA, NHP (St.
                              Camillus), 6.25%, 11/01/18      661,766
A1        AA-         3,250   Connecticut HEFA, NHP (St.
                              Joseph's Manor) 6.25%,
                              11/01/16                      3,283,573
A1        AA-         1,365   Connecticut HEFA, NHP
                              (Sharon Healthcare) 6.25%,
                              11/01/14                      1,385,762
Aa3       NR          9,000   Connecticut Development
                              Authority Health Care
                              Bonds (Duncaster), 6.75%,
                              9/01/15                       9,301,230
A1        AA-           720   Connecticut HEFA, NHP
                              (Highland View), 7.00%,
                              11/01/07                        787,975
A1        AA-           335   Connecticut HEFA, NHP
                              (Wadsworth Glen), 7.00%,
                              11/01/07                        366,627
A1        AA-         2,000   Connecticut HEFA, NHP
                              (Wadsworth Glen), 7.50%,
                              11/01/16                      2,210,800
A1        AA-         3,000   Connecticut HEFA, NHP
                              (Windsor), 7.125%,
                              11/01/14                      3,254,820
NR        A-          1,000   Puerto Rico I. M. E. (Dr.
                              Pila Hospital), (FHA)
                              7.85%, 8/01/28                1,078,190
                                                         ------------
                                                         $ 23,926,017
                                                         ------------
                              HOSPITALS - 6.0%
NR        A-         $3,770   Connecticut HEFA, William
                              W. Backus Hospital,
                              6.375%, 7/01/22            $  3,748,096
Baa1      NR          9,150   Connecticut HEFA, Griffin
                              Hospital, 5.75%, 7/01/23      7,814,009
                                                         ------------
                                                         $ 11,562,105
                                                         ------------
                              HOUSING - 8.2%
Aa        AA         $  100   Connecticut HFA Mortgage
                              Revenue Bonds (MRB),
                              7.40%, 11/15/99            $    102,965

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              HOUSING - (CONTINUED)
Aa        AA          1,400   Connecticut HFA, MRB,
                              7.20%, 11/15/01               1,473,556
Aa        AA            200   Connecticut HFA, MRB,
                              7.00%, 11/15/09                 207,336
Aa        AA          6,200   Connecticut HFA, MRB,
                              6.70%, 11/15/12               6,336,524
Aa        AA            250   Connecticut HFA, MRB,
                              6.55%, 11/15/13                 252,910
Aa        AA          1,000   Connecticut HFA, MRB,
                              5.85%, 11/15/16                 955,420
Aa        AA            120   Connecticut HFA, MRB,
                              7.625%, 11/15/17                123,988
Aa        AA          1,700   Connecticut HFA, MRB,
                              6.35%, 5/15/17                1,674,177
Aa        AA          2,500   Connecticut HFA, MRB,
                              6.60%, 11/15/23               2,511,700
Aa        AA          2,000   Connecticut HFA, MRB,
                              6.75%, 11/15/23               2,030,000
                                                         ------------
                                                         $ 15,668,576
                                                         ------------
                              INDUSTRIAL DEVELOPMENT/POLLUTION
                              CONTROL REVENUES - 3.0%
Aaa       AAA        $1,000   Connecticut Development
                              Authority (Pfizer Inc.),
                              6.55%, 2/15/13             $  1,071,700
Aa        AA-         2,000   Connecticut Development
                              Authority (Economic
                              Development Projects),
                              Revenue Bonds, 6.00%,
                              11/15/08                      2,066,960
A1        A+          2,000   Connecticut Development
                              Authority (New England
                              Power Company Project),
                              7.25%, 10/15/15               2,142,580
Baa1      A             500   Puerto Rico Port Authority
                              (American Airlines),
                              6.30%, 6/01/23                  485,275
                                                         ------------
                                                         $  5,766,515
                                                         ------------
                              INSURED AIRPORTS - 4.9%
Aaa       AAA        $8,200   State of Connecticut
                              Airport Revenue Bonds,
                              Bradley International
                              Airport, (FGIC), 7.65%,
                              10/01/12                   $  9,315,364
                                                         ------------
                              INSURED COLLEGE AND UNIVERSITY - 3.9%
Aaa       AAA        $  725   Connecticut HEFA,
                              Fairfield University
                              (MBIA), 5.00%, 7/01/18     $    636,129
Aaa       AAA         1,200   Connecticut HEFA,
                              Connecticut College
                              (MBIA), 6.625%, 7/01/11       1,272,948
Aaa       AAA         2,000   Connecticut HEFA, Trinity
                              College (MBIA), 6.00%,
                              7/01/22                       2,003,960
Aaa       AAA         1,555   Connecticut HEFA, Choate
                              Rosemary College (MBIA),
                              6.80%, 7/01/15 (1)            1,683,661

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
Aaa       AAA           750   Connecticut HEFA, Loomis
                              Chafee (MBIA), 6.00%,
                              7/01/15                         760,793
Aaa       AAA         1,000   Connecticut HEFA, Loomis
                              Chafee (MBIA), 6.00%,
                              7/01/25                       1,005,850
                                                         ------------
                                                         $  7,363,341
                                                         ------------
                              INSURED MISCELLANEOUS - 0.8%
Aaa       AAA        $1,750   Connecticut Municipal
                              Electric Energy
                              Cooperative Bonds (MBIA),
                              5.00%, 1/01/18             $  1,549,520
                                                         ------------
                              INSURED GOVERNMENT OBLIGATIONS - 4.3%
Aaa       AAA        $1,220   Town of Bethel, (MBIA),
                              6.50%, 2/15/09             $  1,340,243
Aaa       AAA         2,000   City of Waterbury, Tax
                              Revenue Bonds (FGIC),
                              5.375%, 4/15/08               1,984,380
Aaa       AAA           740   Town of Stratford, (MBIA),
                              6.60%, 3/01/11                  800,924
Aaa       AAA         1,000   City of New Britain,
                              (MBIA), 6.00%, 3/01/12        1,026,430
Aaa       AAA         1,000   Town of Plainfield,
                              (MBIA), 6.375%, 8/01/11       1,045,430
Aaa       AAA         2,120   Puerto Rico Public
                              Improvement Bonds (MBIA),
                              5.25%, 7/01/18                1,955,446
                                                         ------------
                                                         $  8,152,853
                                                         ------------
                              INSURED HEALTHCARE - 1.3%
A1        AA-        $1,735   Connecticut HEFA, NHP (St.
                              Joseph's Living Center),
                              (AMBAC), 5.10%, 11/01/19   $  1,528,604
A1        AA-         1,030   Connecticut HEFA, NHP (St.
                              Joseph's Learning Center)
                              (AMBAC), 5.00%, 11/01/09        951,699
                                                         ------------
                                                         $  2,480,303
                                                         ------------
                              INSURED HOSPITAL - 10.0%
Aaa       AAA        $1,000   Connecticut HEFA,
                              Bridgeport Hospital
                              (MBIA), 6.625%, 7/01/18    $  1,051,740
Aaa       AAA         6,750   Connecticut HEFA, St.
                              Francis Hospital (FGIC),
                              5.00%, 7/01/23                5,808,172
Aaa       AAA         1,500   Connecticut HEFA, Lawrence
                              and Memorial Hospital
                              (MBIA), 5.00%, 7/01/13        1,345,740
Aaa       AAA         5,750   Connecticut HEFA, Lawrence
                              and Memorial Hospital
                              (MBIA), 5.00%, 7/01/22        4,959,203
Aaa       AAA         1,000   Connecticut HEFA, Hospital
                              of St. Raphael (AMBAC),
                              6.50%, 7/01/11                1,080,700
Aaa       AAA         1,500   Connecticut HEFA, Hospital
                              of St. Raphael (AMBAC),
                              6.625%, 7/01/14               1,575,585

--------------------------------------------------------------------------------
                   CONNECTICUT TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              INSURED HOSPITAL - (CONTINUED)
Aaa       AAA         2,000   Connecticut HEFA, Yale-New
                              Haven Hospital (MBIA),
                              6.50%, 7/01/12                2,093,380
Aaa       AAA         1,200   Connecticut HEFA, Yale-New
                              Haven Hospital (MBIA),
                              7.10%, 7/01/25                1,297,800
                                                         ------------
                                                         $ 19,212,320
                                                         ------------
                              INSURED SOLID WASTE - 0.7%
Aaa       AAA        $1,275   Connecticut Resources
                              Recovery Authority Mid-
                              Connecticut System Bonds
                              (MBIA), 7.30%, 10/15/12    $  1,343,161
                                                         ------------
                              INSURED SPECIAL TAX - 0.7%
                              State of Connecticut
                              Special Tax Obligation
                              Bonds (FGIC), 5.00%,
                              10/01/13                   $  1,342,950
          AAA        $1,500
                                                         ------------
                              INSURED WATER AND SEWER - 3.3%
Aaa       AAA        $1,750   Connecticut Development
                              Authority Water Facilities
                              Bonds, Connecticut Water
                              Company (AMBAC), (AMT),
                              5.875%, 9/01/22            $  1,689,048
Aaa       AAA         1,150   Connecticut Development
                              Authority Water Facilities
                              Bonds, Connecticut Water
                              Company (AMBAC), (AMT),
                              5.75%, 7/01/28                1,086,853
Aaa       AAA         3,460   South Central Connecticut,
                              Regional Water Authority
                              Bonds (FGIC), 5.75%,
                              8/01/12                       3,445,122
                                                         ------------
                                                         $  6,221,023
                                                         ------------
                              SOLID WASTE - 8.1%
A         NR         $2,500   Bristol Resource Recovery
                              Facility Operating
                              Committee, (Ogden Martin
                              Systems), 6.50%, 7/01/14   $  2,570,800
A2        A+          1,000   Connecticut Resources
                              Recovery Authority
                              (American REF-FUEL
                              Company), (AMT), 8.10%,
                              11/15/15                      1,104,660
A2        A+            450   Connecticut Resources
                              Recovery Authority
                              (American REF-FUEL
                              Company), (AMT), 8.00%,
                              11/15/15                        495,760
A2        A+          4,250   Connecticut Resources
                              Recovery Authority
                              (American REF-FUEL
                              Company), (AMT), 6.45%,
                              11/15/22                      4,252,805

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
NR        A           7,970   Eastern Connecticut
                              Resource Recovery
                              Authority, (Wheelabrator
                              Lisbon), 5.50%, 1/01/20       7,000,609
                                                         ------------
                                                         $ 15,424,634
                                                         ------------
                              SPECIAL TAX - 2.7%
A1        AA-        $1,000   State of Connecticut STOB,
                              4.40%, 10/01/04            $    948,510
A1        AA-         1,000   State of Connecticut STOB,
                              5.40%, 9/01/10                  968,880
A1        AA-         3,180   State of Connecticut STOB,
                              6.125%, 9/01/12               3,273,460
                                                         ------------
Aaa                                                      $  5,190,850
                                                         ------------
                              STUDENT LOANS - 1.4%
A1        NR         $  455   Connecticut Higher
                              Education Supplemental
                              Loan Authority Revenue
                              Bonds (CHESLA) (AMT),
                              7.375%, 11/15/05           $    477,313
A1        NR          1,350   CHESLA Revenue Bonds
                              (AMT), 6.20%, 11/15/09        1,355,279
A1        NR            910   CHESLA Revenue Bonds
                              (AMT), 7.50%, 11/15/10          960,141
                                                         ------------
                                                         $  2,792,733
                                                         ------------
                              TRANSPORTATION - 2.4%
Baa1      A          $4,465   Puerto Rico Highway and
                              Transportation Authority
                              Bonds, 5.50%, 7/01/15      $  4,172,900
Baa1      A             500   Puerto Rico Highway and
                              Transportation Authority
                              Bonds, 5.50%, 7/01/15           467,290
                                                         ------------
                                                         $  4,640,190
                                                         ------------
                              UTILITY - 4.3%
NR        BBB        $1,100   Guam Power Authority
                              Revenue Bonds, 6.625%,
                              10/01/14                   $  1,115,015
NR        BBB         3,625   Guam Power Authority
                              Revenue Bonds, 6.30%,
                              10/01/22                      3,532,671
NR        NR          3,500   Virgin Islands Water and
                              Power Authority, Electric
                              Revenue System Bonds,
                              7.40%, 7/01/11                3,646,055
                                                         ------------
                                                         $  8,293,741
                                                         ------------
                              WATER & SEWER REVENUE - 2.2%
Aa        AA         $1,250   State of Connecticut Clean
                              Water Fund Revenue Bonds,
                              6.00%, 10/01/12            $  1,286,438
Aa        AA          1,000   State of Connecticut Clean
                              Water Fund Revenue Bonds,
                              5.80%, 6/01/16                  996,310

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              WATER & SEWER REVENUE - (CONTINUED)
NR        A+          2,225   Connecticut Development
                              Authority Water Facilities
                              (Stamford Water Company),
                              5.30%, 9/01/28                2,010,243
                                                         ------------
                                                         $  4,292,991
                                                         ------------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS (IDENTIFIED
                              COST, $192,808,845)        $191,254,509
                                                         ============

(1) Security has been segregated to cover margin requirements for open financial futures contracts.

The Portfolio primarily invests in debt securities issued by Connecticut municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1995, 30.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.6% to 14.2% of total investments.

                       See notes to financial statements

--------------------------------------------------------------------------------
                          Michigan Tax Free Portfolio
                    Portfolio of Investments - July 31, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              EDUCATION - 1.1%
NR        BBB-       $2,000   Puerto Rico Polytechnic
                              University, 6.50%, 8/01/24 $  1,999,980
                                                         ------------
                              ELECTRIC UTILITIES - 2.6%
NR        BBB        $1,000   Guam Power Authority,
                              6.625%, 10/01/14           $  1,013,650
Baa1      BBB+          500   Michigan South Central
                              Power Agency Supply
                              System, 6.75%, 11/01/10         517,475
Baa1      BBB         1,790   Monroe County, Michigan
                              PCR Detroit Edison
                              Project, 7.75%, 12/01/19      1,946,320
Baa1      A-          1,000   Puerto Rico Electric Power
                              Authority, 5.00%, 7/01/12       885,850
Baa1      A-            365   Puerto Rico Electric Power
                              Authority, 7.125%, 7/01/14      395,788
                                                         ------------
                                                         $  4,759,083
                                                         ------------
                              ESCROWED - 6.2%
NR        AA         $  940   Detroit City School
                              District, Michigan School
                              Building and Site, 7.15%,
                              5/01/11                    $  1,074,185
Aaa       AAA         1,000   Lake Orion, Michigan
                              School District U.T.G.O.,
                              7.00%, (AMBAC) 5/01/20        1,171,550
Aaa       AAA           750   Michigan HFA, Oakwood
                              Hospital (FGIC), 7.20%,
                              11/01/15                        855,308
Aaa       AAA         3,500   Monroe County, Michigan
                              EDC Mercy Memorial
                              Hospital (MBIA), 7.00%,
                              9/01/21                       4,003,930
NR        AA            955   Okemos Public Schools,
                              Michigan School Building
                              and Site, 6.90%, 5/01/11      1,079,398
Baa1      AAA           635   Puerto Rico Electric Power
                              Authority, 7.125%, 7/01/14      710,635
NR        NR          2,400   Wyandotte School District,
                              Michigan School Building
                              and Site, 6.90%, 5/01/16      2,712,624
                                                         ------------
                                                         $ 11,607,630
                                                         ------------
                              GENERAL OBLIGATIONS - 5.2%
Aa        AA         $  500   Avondale School District,
                              Michigan School Building
                              and Site, 6.75%, 5/01/14   $    524,220
Aa        AA          2,550   Clintondale Community
                              Schools, Michigan 6.75%,
                              5/01/24                       2,686,093
Ba1       BBB           500   Detroit City, Michigan,
                              8.00%, 4/01/11                  543,185
Ba1       BBB         2,925   Detroit City, Michigan,
                              6.35%, 4/01/14                2,877,615
A         AA            500   East Lancing Building
                              Authority, Michigan,
                              7.00%, 10/01/16                 527,070
Aa        AA          1,350   Martin Public Schools,
                              Michigan School Building
                              and Site, 6.60%, 5/01/20      1,400,450

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
Aa        AA          1,000   Mattawan Consolidated
                              Schools, Michigan, 6.40%,
                              5/01/09                       1,044,760
                                                         ------------
                                                         $  9,603,393
                                                         ------------
                              HOSPITAL - 12.9%
A         A          $  450   Michigan HFA Detroit
                              Medical Center Obligated
                              Group, 7.50%, 8/15/11      $    487,651
A         A           4,550   Michigan HFA Detroit
                              Medical Center Obligated
                              Group, 5.50%, 8/15/23         3,898,941
A         A           5,500   Michigan HFA Detroit
                              Medical Center Obligated
                              Group, 6.25%, 8/15/13         5,309,810
A         A           1,000   Michigan HFA Detroit
                              Medical Center Obligated
                              Group, 6.50%, 8/15/18           978,950
Aa        AA            250   Michigan HFA Henry Ford
                              Continuing Care
                              Corporation, 6.75%,
                              7/01/11                         264,555
A1        NR          2,970   Michigan HFA McLaren
                              Obligated Group, 5.375%,
                              10/15/13                      2,659,843
A1        NR          6,000   Michigan HFA McLaren
                              Obligated Group, 4.50%,
                              10/15/21                      4,456,559
A         A           4,130   Michigan HFA MidMichigan
                              Obligated Group, 6.625%,
                              6/01/10                       4,215,574
Aa        AA          1,750   Royal Oak, Michigan
                              William Beaumont Hospital,
                              6.75%, 1/01/20                1,815,818
                                                         ------------
                                                         $ 24,087,701
                                                         ------------
                              HOUSING - 1.9%
NR        A+         $1,500   Michigan HDA Rental
                              Housing (AMT), 7.15%,
                              4/01/10                    $  1,587,150
NR        A+          1,000   Michigan HDA Rental
                              Housing, 7.10%, 4/01/21       1,038,320
NR        AA+           895   Michigan HDA Single Family
                              Mortgage, 6.95%, 12/01/20       920,472
                                                         ------------
                                                         $  3,545,942
                                                         ------------
                              INDUSTRIAL DEVELOPMENT REVENUE/
                              POLLUTION CONTROL REVENUE - 6.1%
Baa1      BBB        $3,970   Dickinson, MI PCR-Champion
                              International, 5.85%,
                              10/01/18                   $  3,753,436
Baa1      BBB         3,000   Michigan Job Development
                              Authority PCR-General
                              Motors, 5.55%, 10/01/09
                              (1)                           2,877,750
A3        BBB+        3,750   Michigan Strategic Fund-
                              General Motors, 6.20%,
                              9/01/20                       3,702,788
NR        BBB+          500   Michigan Strategic
                              Fund-KMart Corporation,
                              6.80%, 6/15/07                  513,520

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              INDUSTRIAL DEVELOPMENT REVENUE/
                              POLLUTION CONTROL REVENUE - (CONTINUED)
NR        BBB           530   Richmond, Michigan EDC
                              KMart Corporation, 6.625%,
                              1/01/07                         541,305
                                                         ------------
                                                         $ 11,388,799
                                                         ------------
                              INSURED EDUCATION - 2.6%
Aaa       AAA        $  500   Michigan Higher Education
                              Student Loan (AMBAC),
                              6.875%, 10/01/07           $    525,110
Aaa       AAA         2,000   Northern Michigan
                              University, Michigan
                              General Revenue (AMBAC),
                              6.55%, 12/01/14               2,093,840
Aaa       AAA         1,250   Oakland University,
                              Michigan General Revenue
                              (MBIA), 5.75%, 5/15/26        1,194,425
Aaa       AAA           500   University of Puerto Rico
                              (MBIA), 5.25%, 6/01/25          456,545
Aaa       AAA           500   Western Michigan
                              University (AMBAC), 6.50%,
                              7/15/21                         517,195
                                                         ------------
                                                         $  4,787,115
                                                         ------------
                              INSURED ELECTRIC UTILITIES - 6.3%
Aaa       AAA        $1,510   Grand Haven City, Michigan
                              Electric System (MBIA),
                              5.25%, 7/01/13             $  1,380,442
Aaa       AAA           300   Michigan Strategic Fund,
                              Detroit Edison Company
                              (FGIC), 6.95%, 5/01/11          335,595
Aaa       AAA         4,000   Michigan Strategic Fund,
                              Detroit Edison Company
                              (FGIC), 6.95%, 9/01/21        4,272,040
Aaa       AAA           550   Monroe County, Michigan
                              PCR Detroit Edison Company
                              (FGIC) (AMT), 7.65%,
                              9/01/20                         607,508
Aaa       AAA         5,000   Monroe County, Michigan
                              PCR Detroit Edison Company
                              (MBIA) (AMT), 6.55%,
                              9/01/24                       5,133,100
                                                         ------------
                                                         $ 11,728,685
                                                         ------------
                              INSURED GENERAL - 2.1%
Aaa       AAA        $4,500   Livonia, Michigan School
                              District U.T.G.O. (FGIC),
                              5.125%, 5/01/22            $  3,956,670
                                                         ------------
                              INSURED GENERAL OBLIGATION - 12.8%
Aaa       AAA        $  250   Byron Center, Michigan
                              Public Schools U.T.G.O.
                              (MBIA), 5.875%, 5/01/24    $    243,050
Aaa       AAA         1,000   Chelsea, Michigan School
                              District U.T.G.O. (FGIC),
                              5.875%, 5/01/25 (2)             969,170
Aaa       AAA         1,500   Dearborn, Michigan School
                              District U.T.G.O. (MBIA),
                              5.00%, 5/01/10                1,373,655

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
Aaa       AAA         2,000   Grand Ledge, Michigan
                              School District U.T.G.O.
                              (MBIA), 7.875%, 5/01/11       2,344,760
Aaa       AAA         1,000   Greenville, Michigan
                              Public Schools U.T.G.O.
                              (MBIA)                          964,510
Aaa       AAA         2,000   Holland City, Michigan
                              School District U.T.G.O.
                              (AMBAC), 5.25%, 7/01/13         530,180
Aaa       AAA         5,020   Huron Valley, Michigan
                              School District U.T.G.O.
                              (FGIC), 5/01/20               1,108,014
Aaa       AAA         2,000   Lowell Schools, Michigan
                              U.T.G.O. (FGIC), 5/01/16        569,260
Aaa       AAA         2,000   Napoleon, Michigan School
                              District U.T.G.O. (FGIC)
                              5.50%, 5/01/20                1,861,980
Aaa       AAA         1,000   Napoleon, Michigan School
                              District U.T.G.O. (FGIC)
                              5.50%, 5/01/24                  920,280
Aaa       AAA         2,610   Okemos, Michigan Public
                              Schools U.T.G.O. (MBIA),
                              5/01/16                         745,860
Aaa       AAA           500   Pellston, Michigan Public
                              Schools U.T.G.O. (MBIA),
                              6.625%, 5/01/12                 529,325
Aaa       AAA         2,000   Portage Lake, Michigan
                              Water & Sewer G.O.
                              (AMBAC), 6.20%, 10/01/20      2,032,240
Aaa       AAA         4,000   Riverview Community School
                              District, Michigan
                              U.T.G.O. (AMBAC), 5.25%,
                              5/01/21                       3,565,600
Aaa       AAA         2,000   Riverview Community School
                              District, Michigan
                              U.T.G.O. (AMBAC), 5.25%,
                              5/01/14                       1,823,940
Aaa       AAA         1,400   Vicksburg Community
                              Schools, Michigan U.T.G.O.
                              (MBIA), 5/01/16                 392,112
Aaa       AAA         1,000   Vicksburg Community
                              Schools, Michigan U.T.G.O.
                              (MBIA), 5/01/17                 263,410
Aaa       AAA         2,500   Warren, Michigan School
                              District U.T.G.O. (MBIA),
                              5.50%, 5/01/14                2,370,950
Aaa       AAA         1,390   Warren, Michigan School
                              District U.T.G.O. (MBIA),
                              5.25%, 5/01/21                1,252,362
                                                         ------------
                                                         $ 23,860,658
                                                         ------------
                              INSURED HEALTHCARE - 1.0%
Aaa       AAA        $2,000   Farmington Hills, Michigan
                              EDC-Botsford Continuing
                              Care (MBIA), 5.75%,
                              2/15/25                    $  1,907,260
                                                         ------------
                              INSURED HOSPITAL - 12.4%
Aaa       AAA        $3,000   Dearborn City, Michigan
                              EDC Oakwood Obligated
                              Group (MBIA), 5.25%,
                              8/15/14                    $  2,711,940

--------------------------------------------------------------------------------
                    MICHIGAN TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              INSURED HOSPITAL - (CONTINUED)
Aaa       AAA         1,000   Dearborn City, Michigan
                              EDC Oakwood Obligated
                              Group (MBIA), 5.25%,
                              8/15/21                         882,690
Aaa       AAA         3,500   Jackson County, Michigan
                              HFA W.A. Foote Memorial
                              (FGIC), 4.75%, 6/01/15        2,992,745
Aaa       AAA         5,735   Kalamazoo City, Michigan
                              HFA Borgess Medical Center
                              (FGIC), 5.25%, 6/01/17        5,221,316
Aaa       AAA         1,750   Kent City, Michigan HFA
                              Butterworth Hospital
                              (MBIA), 5.375%, 1/15/19       1,592,762
Aaa       AAA         1,015   Michigan HFA Mercy
                              Memorial Hospital (MBIA),
                              5.25%, 6/01/13                  936,429
Aaa       AAA         2,715   Michigan HFA Mercy
                              Memorial Hospital (MBIA),
                              5.25%, 6/01/21                2,429,491
Aaa       AAA         1,000   Michigan HFA Oakwood
                              Hospital Obligated Group
                              (FGIC), 5.625%, 11/01/18        954,410
Aaa       AAA         1,500   Michigan HFA Sisters of
                              Mercy Health Corporation
                              (MBIA), 5.25%, 8/15/21        1,332,885
Aaa       AAA         3,200   Michigan HFA Linked Bulls
                              & Bears (FSA), 6.10%,
                              8/15/22                       3,221,504
Aaa       AAA         1,000   St. Joseph City, Michigan
                              HFA Mercy Memorial Medical
                              Center (AMBAC), 5.25%,
                              1/01/16                         910,150
                                                         ------------
                                                         $ 23,186,322
                                                         ------------
                              INSURED HOUSING - 1.7%
Aaa       AAA        $  500   Michigan HDA Parkway
                              Meadows Projects (FSA),
                              6.85%, 10/15/18            $    518,495
Aaa       AAA         2,780   Michigan HDA Mercy
                              Bellbrook Project (MBIA),
                              5.375%, 4/01/10               2,617,036
                                                         ------------
                                                         $  3,135,531
                                                         ------------
                              INSURED SPECIAL TAX - 0.2%
Aaa       AAA        $  400   Grand Rapids, Michigan
                              Downtown Development
                              Authority Tax Increment
                              (MBIA), 6.875%, 6/01/24    $    429,840
                                                         ------------
                              INSURED TRANSPORTATION - 1.9%
Aaa       AAA        $1,000   Wayne County, Michigan
                              Airport (MBIA), 5.25%,
                              12/01/13                   $    921,380
Aaa       AAA         1,000   Wayne County, Michigan
                              Airport (MBIA), 5.40%,
                              12/01/16                        909,250

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
Aaa       AAA         2,000   Wayne County, Michigan
                              Airport (MBIA), 5.25%,
                              12/01/21                      1,788,000
                                                         ------------
                                                         $  3,618,630
                                                         ------------
                              INSURED WATER & SEWER - 7.5%
Aaa       AAA        $  300   Clinton Township, Michigan
                              Water and Sewage System
                              (AMBAC), 4.75%, 7/01/09    $    272,325
Aaa       AAA           400   Clinton Township, Michigan
                              Water and Sewage System
                              (AMBAC), 4.75%, 7/01/10         359,544
Aaa       AAA           400   Clinton Township, Michigan
                              Water and Sewage System
                              (AMBAC), 4.75%, 7/01/11         357,872
Aaa       AAA           400   Clinton Township, Michigan
                              Water and Sewage System
                              (AMBAC), 4.75%, 7/01/12         356,288
Aaa       AAA         4,425   Detroit City, Michigan
                              Water Supply System
                              (FGIC), 6.25%, 7/01/12        4,549,343
Aaa       AAA         9,680   Detroit City, Michigan
                              Water Supply System
                              (FGIC), 4.75%, 7/01/19        8,078,250
                                                         ------------
                                                         $ 13,973,622
                                                         ------------
                              MISCELLANEOUS - 3.4%
A1        AA         $  590   Michigan Municipal Bond
                              Authority Local Government
                              Loan, 6.90%, 5/01/21       $    648,404
A1        AA          2,550   Michigan Municipal Bond
                              Authority Local Government
                              Loan-Qualified School,
                              6.50%, 5/01/07                2,768,356
A1        AA            760   Michigan Municipal Bond
                              Authority Local Government
                              Loan, 6.50%, 5/01/08            822,685
NR        A-          2,000   Michigan Strategic
                              Environmental Research
                              Institute, 6.375%, 8/15/12    2,041,880
                                                         ------------
                                                         $  6,281,325
                                                         ------------
                              SOLID WASTE - 4.5%
NR        BBB-       $4,220   Greater Detroit, Michigan
                              Resource Recovery
                              Authority, 9.25%, 12/13/08 $  4,391,712
NR        BBB-        1,000   Greater Detroit, Michigan
                              Resource Recovery
                              Authority, 9.25%, 12/13/08    1,040,690
NR        BBB-        1,915   Greater Detroit, Michigan
                              Resource Recovery
                              Authority, 9.25%, 12/13/08    1,992,921
NR        BBB-        1,000   Greater Detroit, Michigan
                              Resource Recovery
                              Authority, 9.25%, 12/13/08    1,040,690
                                                         ------------
                                                         $  8,466,013
                                                         ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              SPECIAL TAX REVENUE - 5.6%
NR        BBB+       $  250   Battle Creek, Michigan
                              Downtown Development
                              Authority Tax Increment,
                              7.60%, 5/01/16             $    272,698
NR        BBB+        1,315   Battle Creek, Michigan
                              Downtown Development
                              Authority Tax Increment,
                              7.65%, 5/01/22                1,438,742
NR        A           7,650   Detroit City Convention
                              Facility, Michigan Cobo
                              Hall Expansion Project,
                              5.25%, 9/30/12 (3)            6,843,690
NR        A           1,825   Michigan Muni Bond
                              Authority Local Government
                              Loan Project, 6.75%,
                              5/01/12                       1,944,811
                                                         ------------
                                                         $ 10,499,941
                                                         ------------
                              TRANSPORTATION - 1.1%
Baa1      A          $2,175   Puerto Rico Highway and
                              Transportation Authority,
                              5.50%, 7/01/19             $  1,988,842
                                                         ------------
                              WATER & SEWER - 0.9%
Aa        AA         $1,895   Lansing City, Michigan
                              Water and Electric Utility
                              System, 4.90%, 7/01/10     $  1,713,914
                                                         ------------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS (IDENTIFIED
                              COST, $182,066,681)        $186,526,896
                                                         ============

(1) Security has been segregated to cover margin requirements for open financial futures contracts.
(2) When-issued security.
(3) Security has been segregated to cover when-issued securities.

The Portfolio invests primarily in debt securities issued by Michigan municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1995, 51.8% of the securities in the portfolio of investments are backed by bond insurance of various financial guaranty assurance agencies. The aggregate percentage by financial institution ranges from 2.0% to 22.0% of total investments.

                       See notes to financial statements

--------------------------------------------------------------------------------
                          Minnesota Tax Free Portfolio
                    Portfolio of Investments - July 31, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY               VALUE
---------------------------------------------------------------------
                              EDUCATION - 3.2%
A         NR         $  100   Minnesota Higher Education
                              Facilities Authority, St.
                              Olaf College, 6.25%,
                              4/01/10                     $   100,034
Baa       NR          1,000   Minnesota Higher Education
                              Facilities Authority, St.
                              Mary's College, 6.15%,
                              10/01/23                        968,720
A         NR          1,500   Northfield Minnesota, St.
                              Olaf College, 6.40%,
                              10/01/21                      1,543,785
                                                          -----------
                                                          $ 2,612,539
                                                          -----------
                              ESCROWED - 5.4%
Aa        AA+        $1,700   State of Minnesota "RIBS",
                              Variable, 8/01/11 (1)       $ 2,016,625
A1        AAA           400   Southern Minnesota
                              Municipal Power Agency,
                              7.00%, 1/01/16                  413,272
Aaa       AAA         1,840   Western Minnesota Municipal
                              Power Agency, 6.375%,
                              1/01/16                       1,956,380
                                                          -----------
                                                          $ 4,386,277
                                                          -----------
                              GENERAL OBLIGATIONS - 11.2%
Aa        NR         $  500   Brainerd, Independent
                              School District, 5.50%,
                              2/01/15                     $   476,455
Aaa       AAA           700   City of Minneapolis, 6.25%,
                              4/01/12                         727,902
Aaa       AAA         1,000   City of Minneapolis, 5.20%,
                              3/01/23                         943,830
Aa1       AA+         2,000   State of Minnesota, 5.40%,
                              8/01/13                       1,913,500
Aa1       AA+         1,000   State of Minnesota, Duluth
                              Airport, 6.25%, 8/01/14       1,019,330
Aa1       AA+         1,000   State of Minnesota, Duluth
                              Airport, 6.25%, 8/01/14       1,019,330
Aa        AA          1,250   Regents of the University
                              of Minnesota, "INFLOS",
                              Variable, 8/15/03 (1)         1,181,412
A         AA-           200   City of Saint Cloud,
                              "Inverse Floaters",
                              Variable, 8/01/13 (1)           205,000
Aa        NR          1,595   White Bear Lake,
                              Independent School
                              District, 6.00%, 2/01/14      1,596,037
                                                          -----------
                                                          $ 9,082,796
                                                          -----------
                              HEALTHCARE (NON-HOSPITAL) - 5.7%
A         A-         $1,250   Minneapolis and St. Paul
                              Housing and Redevelopment
                              Authority, Group Health
                              Plan, Inc., 6.75%, 12/01/13 $ 1,298,000
A         A-            250   Minneapolis and St. Paul
                              Housing and Redevelopment
                              Authority, Group Health
                              Plan, Inc., 6.90%, 10/15/22     262,768
NR        NR          1,000   St. Paul Housing and
                              Redevelopment Authority,
                              Highland Park, 8.75%,
                              11/01/24                        997,670
NR        BBB+        2,120   City of Red Wing, Minnesota
                              Health Care Facilities
                              Revenue, River Region
                              Obligated Group, 6.50%,
                              9/01/22                       2,054,322
                                                          -----------
                                                          $ 4,612,760
                                                          -----------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY               VALUE
---------------------------------------------------------------------
                              HOSPITALS - 6.9%
NR        AA+        $1,400   City of Rochester,
                              Minnesota Health Care
                              Facilities (MHCF) Mayo
                              Foundation/Medical Center,
                              6.026%, 11/15/15            $ 1,374,142
NR        AA+           500   City of Rochester, MHCF
                              Mayo Foundation/Medical
                              Center, "Inverse Floaters",
                              Variable 11/15/15 (1)           500,000
NR        AA+         1,700   City of Rochester, MHCF
                              Mayo Foundation/Medical
                              Center, 5.75%, 11/15/21       1,668,193
Baa       BBB-        1,000   St. Paul Housing and
                              Redevelopment Authority,
                              Healtheast Project, 6.625%,
                              11/01/17                        969,920
A         A+          1,000   St. Paul Housing and
                              Redevelopment Authority,
                              Childrens Hospital, 7.00%,
                              12/01/19                      1,080,420
                                                          -----------
                                                          $ 5,592,675
                                                          -----------
                              HOUSING - 13.6%
NR        AAA        $  300   City of Coon Rapids, Multi-
                              Family Housing (MFH) Browns
                              Meadow Manor, (FHA), (AMT),
                              6.85%, 7/01/33              $   300,570
NR        AAA         1,395   County of Dakota, Housing
                              and Redevelopment
                              Authority, (GNMA), 7.375%,
                              12/01/29 (2)                  1,473,259
Aa        NR          1,200   City of Maplewood MFH,
                              Beaver Creek Apartments,
                              (FHA), 6.50%, 9/01/24         1,182,960
NR        AAA            90   Minneapolis and St. Paul
                              Housing Finance Board,
                              (GNMA), (AMT), 7.30%,
                              8/01/31                          94,035
Aa        AA            420   Minnesota Housing Finance
                              Agency, Single-Family
                              Mortgage, (SFM), 7.70%,
                              7/01/14                         450,114
Aa        AA            380   Minnesota Housing Finance
                              Agency, SFM, 7.05%, 7/01/22     390,085
Aa        AA          1,095   Minnesota Housing Finance
                              Agency, SFM, (AMT), 5.80%,
                              7/01/25                       1,007,860
Aa        AA+           465   Minnesota Housing Finance
                              Agency, SFM, 6.95%, 7/01/16     481,094
Aa        AA+         1,000   Minnesota Housing Finance
                              Agency, SFM, (AMT), 6.75%,
                              7/01/12                       1,019,330
Aa        AA+         1,235   Minnesota Housing Finance
                              Agency, SFM, (AMT), 6.85%,
                              1/01/24                       1,254,612
Aa        AA+         1,700   Minnesota Housing Finance
                              Agency, SFM, (AMT), 6.50%,
                              1/01/26                       1,686,502

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY               VALUE
---------------------------------------------------------------------
                              HOUSING - (CONTINUED)
Aa        AA+           710   Minnesota Housing Finance
                              Agency, SFM, (AMT), 6.75%,
                              1/01/26                         714,352
Aa        AA+           430   Minnesota Housing Finance
                              Agency, SFM, (AMT), 6.15%,
                              1/01/26                         410,121
NR        AAA           230   St. Paul, Minnesota Housing
                              and Redevelopment
                              Authority, (FNMA), 6.95%,
                              12/01/31                        236,845
NR        AAA           360   St. Paul, Minnesota Housing
                              and Redevelopment
                              Authority, (FNMA), 6.90%,
                              12/01/21                        370,735
                                                          -----------
                                                          $11,072,474
                                                          -----------
                              INDUSTRIAL DEVELOPMENT/POLLUTION
                              CONTROL - 8.8%
NR        AA-        $  300   City of Minneapolis,
                              Minnesota Community
                              Development Agency, 6.40%,
                              12/01/04                    $   315,618
NR        BBB+          100   City of Minneapolis,
                              Minnesota Community
                              Development Agency, 7.35%,
                              12/01/09                        104,342
NR        BBB+        1,605   City of Minneapolis,
                              Minnesota Community
                              Development Agency, 6.80%,
                              12/01/24                      1,574,810
Aa3       AA-         3,000   Seaway Port Authority of
                              Duluth, Cargill, Inc.,
                              6.80%, 5/01/12                3,203,130
Aa3       NR          2,000   Seaway Port Authority of
                              Duluth, Cargill, Inc.,
                              5.75%, 12/01/16               1,961,300
                                                          -----------
                                                          $ 7,159,200
                                                          -----------
                              INSURED GENERAL OBLIGATION - 3.6%
Aaa       AAA        $  500   Cass Lake, Independent
                              School District, (AMBAC),
                              6.625%, 2/01/12             $   537,370
Aaa       AAA         1,000   Roseville, Independent
                              School District, (FGIC),
                              6.00%, 2/01/23                  998,650
Aaa       AAA         1,330   St. Francis, Independent
                              School District No. 15,
                              (CGIC), 6.35%, 2/01/12        1,391,153
                                                          -----------
                                                          $ 2,927,173
                                                          -----------
                              INSURED HOSPITAL - 19.7%
Aaa       AAA        $  750   Duluth Economic Development
                              Authority, The Duluth
                              Clinic, (AMBAC), 6.20%,
                              11/01/12                    $   771,690
Aaa       AAA           100   Minneapolis and St. Paul
                              Health Care Systems, Health
                              One Obligated Group,
                              (MBIA), 7.40%, 8/15/11          108,990
Aaa       AAA         5,845   Minneapolis and St. Paul
                              Health Care Systems,
                              Healthspan, (AMBAC), 4.75%,
                              11/15/18                      4,895,655
Aaa       AAA           250   City of Minneapolis,
                              Hospital Revenue, Fairview
                              Hospital and Healthcare,
                              (MBIA), 6.50%, 1/01/11          262,517

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY               VALUE
---------------------------------------------------------------------
Aaa       AAA           750   Plymouth, Health
                              Facilities, Westhealth
                              Project (CGIC), 6.25%,
                              6/01/16                         768,293
Aaa       AAA         1,000   City of Saint Cloud,
                              Hospital Facilities, The
                              Saint Cloud Hospital,
                              (AMBAC), 6.75%, 7/01/15       1,063,430
Aaa       AAA         3,650   City of St. Louis Park,
                              Health Care Facilities
                              Health System Minnesota
                              Obligated Group, (AMBAC),
                              5.20%, 7/01/23                3,234,119
Aaa       AAA         5,150   St. Paul Housing and
                              Redevelopment Authority,
                              St. Paul-Ramsey Medical
                              Center Project, (AMBAC),
                              5.55%, 5/15/23                4,891,213
                                                          -----------
                                                          $15,995,907
                                                          -----------
                              INSURED HOUSING - 1.9%
Aaa       AAA        $1,500   SCA Tax Exempt Trust,
                              Burnsville, Minnesota
                              Multi-Family Housing,
                              (FSA), 7.10%, 1/01/30       $ 1,538,775
                                                          -----------
                              INSURED SPECIAL TAX - 3.5%
Aaa       AAA        $3,000   St. Paul Housing and
                              Redevelopment Authority,
                              Civic Center Project,
                              (MBIA), 5.45%, 11/01/13     $ 2,840,460
                                                          -----------
                              INSURED UTILITIES - 3.9%
Aaa       AAA        $  300   Northern Municipal Power
                              Agency, (AMBAC), 6.00%,
                              1/01/19                     $   300,528
Aaa       AAA           750   Southern Minnesota
                              Municipal Power Agency,
                              (MBIA), 5.00%, 1/01/12          688,477
Aaa       AAA           300   Southern Minnesota
                              Municipal Power Agency,
                              "Yield Curve Notes",
                              (MBIA), Variable, 1/01/18
                              (1)                             283,512
Aaa       AAA         6,950   Southern Minnesota
                              Municipal Power Agency,
                              (MBIA), 0%, 10/01/21          1,494,737
Aaa       AAA           510   Western Minnesota Municipal
                              Power Agency, (MBIA),
                              5.50%, 1/01/15                  489,416
                                                          -----------
                                                          $ 3,256,670
                                                          -----------
                              LEASE/CERTIFICATE OF
                              PARTICIPATION - 2.7%
Baa1      NR         $  350   City of Cambridge, Economic
                              Development Authority,
                              6.25%, 2/01/14              $   347,722

--------------------------------------------------------------------------------
                    MINNESOTA TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY               VALUE
---------------------------------------------------------------------
                              LEASE/CERTIFICATE OF PARTICIPATION -
                              (CONTINUED)
Aa        AA          1,770   Hennepin County, Lease
                              Revenue Certificates of
                              Participation, 6.80%,
                              5/01/17(2)                    1,856,199
                                                          -----------
                                                          $ 2,203,921
                                                          -----------
                              MISCELLANEOUS - 0.9%
A         A          $  750   Metropolitan Council,
                              Minneapolis-St. Paul
                              Metropolitan Area Sports
                              Facilities, Hubert H.
                              Humphrey Metrodome, 6.00%,
                              10/01/09                    $   757,815
                                                          -----------
                              TRANSPORTATION - 0.6%
Aaa       AAA        $  200   Minneapolis and St. Paul,
                              Minnesota Metropolitan
                              Airports Commission, (AMT),
                              6.60%, 1/01/09              $   211,186
Aaa       AAA           300   Minneapolis and St. Paul,
                              Minnesota Metropolitan
                              Airports Commission, (AMT),
                              6.60%, 1/01/10                  316,779
                                                          -----------
                                                          $   527,965
                                                          -----------
                              UTILITY - 5.1%
Aa3       A-         $1,200   Bass Brook, Pollution
                              Control Revenue, Minnesota
                              Power & Light Company,
                              6.00%, 7/01/22              $ 1,173,300
A         A           1,500   Northern Municipal Power
                              Agency, Minnesota Electric,
                              7.25%, 1/01/16                1,624,965
A1        A+          1,000   Southern Minnesota
                              Municipal Power Agency,
                              5.00%, 1/01/12                  902,250
A         A             450   Western Minnesota Municipal
                              Power Agency, 7.00%,
                              1/01/13                         468,599
                                                          -----------
                                                          $ 4,169,114
                                                          -----------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY               VALUE
---------------------------------------------------------------------
                              WATER AND SEWER - 3.3%
Aa3       A          $  450   Anoka County, Minnesota
                              Solid Waste Disposal
                              Revenue Natural Rural
                              Utilities, 6.95%, 12/01/08  $   483,421
Aa        AAA           100   Minnesota Public Facilities
                              Authority Water Pollution
                              Control, 7.00%, 3/01/09         107,398
Aa        AAA           150   Minnesota Public Facilities
                              Authority Water Pollution
                              Control, 6.70%, 3/01/13         160,380
Aa        AAA         1,835   Minnesota Public Facilities
                              Authority Water Pollution
                              Control, 6.50%, 3/01/14       1,933,393
                                                          -----------
                                                          $ 2,684,592
                                                          -----------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS (IDENTIFIED
                              COST, $78,851,048)          $81,421,113
                                                          ===========

(1) The above designated securities have been issued as inverse floater bonds.
(2) Security has been segregated to cover margin requirements for open financial futures contracts.

The Portfolio primarily invests in debt securities issued by Minnesota municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1995, 34.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.4% to 19.3% of total investments.

                       See notes to financial statements

--------------------------------------------------------------------------------
                         New Jersey Tax Free Portfolio
                    Portfolio of Investments - July 31, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              COGENERATION - 5.0%
NR        NR        $15,750   New Jersey Economic
                              Development Authority,
                              Vineland Cogeneration
                              Limited Partnership,
                              (AMT), 7.875%, 6/01/19     $ 16,904,475
NR        BB+         3,370   New Jersey Economic
                              Development Authority,
                              Trigen-Trenton Project,
                              (AMT), 6.10%, 12/01/04        3,346,039
                                                         ------------
                                                         $ 20,250,514
                                                         ------------
                              EDUCATION - 3.5%
Baa1      BBB       $ 2,480   New Jersey Educational
                              Facilities Authority,
                              Seton Hall University,
                              7.00%, 7/01/21             $  2,618,235
Aa1       AA+         1,000   New Jersey Educational
                              Facilities Authority,
                              Princeton Theological
                              Seminary, 6.375%, 7/01/22     1,034,580
NR        NR          8,800   New Jersey State Higher
                              Education Assistance
                              Authority, (AMT), 0%,
                              7/01/20                       3,042,952
NR        BBB-        1,760   Puerto Rico Industrial,
                              Tourist, Educational,
                              Medical and Environmental
                              Authority, Polytechnic
                              University, 5.70%, 8/01/13    1,620,626
NR        BBB-        1,310   Puerto Rico Industrial,
                              Tourist, Educational,
                              Medical and Environmental
                              Authority, Polytechnic
                              University, 5.50%, 8/01/24    1,139,988
NR        BBB-        1,000   Puerto Rico Industrial,
                              Tourist, Educational,
                              Medical and Environmental
                              Authority, Polytechnic
                              University, 6.50%, 8/01/24      999,990
A1        AA          2,500   Rutgers, The State
                              University of New Jersey,
                              6.85%, 5/01/21                2,658,400
A         AA          1,000   University of Medicine and
                              Dentistry of New Jersey,
                              7.20%, 12/01/19               1,089,280
                                                         ------------
                                                         $ 14,204,051
                                                         ------------
                              ESCROWED - 0.8%
Aaa       AAA       $   870   The City of Newark, New
                              Jersey (AMBAC), 7.375%,
                              10/01/07                   $    985,440
NR        NR          2,000   County of Passaic, New
                              Jersey, 6.70%, 9/01/13        2,207,360
                                                         ------------
                                                         $  3,192,800
                                                         ------------
                              GENERAL OBLIGATIONS - 13.3%
NR        BBB       $ 9,745   Government of Guam, 5.40%,
                              11/15/18                   $  8,414,515
NR        A+          5,000   The Hudson County
                              Improvement Authority,
                              6.625%, 8/01/25               5,235,950

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
Aa1       NR          3,000   Mercer County Improvement
                              Authority Solid Waste, 0%,
                              4/01/10                       1,299,240
Baa1      A           1,990   Commonwealth of Puerto
                              Rico, 6.45%, 7/01/17          2,083,530
Baa1      A           5,000   Commonwealth of Puerto
                              Rico, 6.50%, 7/01/23          5,234,400
Baa       BBB         5,645   The Commonwealth of Puerto
                              Rico Aqueduct and Sewer
                              Authority, 7.875%, 7/01/17    6,253,305
Baa1      A           3,250   Puerto Rico Public
                              Buildings Authority,
                              Public Education and
                              Health Facilities, 5.75%,
                              7/01/15                       3,119,675
Baa1      A           5,125   Puerto Rico Public
                              Buildings Authority,
                              Public Education and
                              Health Facilities, 5.50%,
                              7/01/21                       4,695,730
Baa1      A           2,075   Puerto Rico Public
                              Buildings Authority,
                              Public Education and
                              Health Facilities, 5.75%,
                              7/01/16                       1,977,932
NR        NR         14,850   Virgin Islands Public
                              Finance Authority, 7.25%,
                              10/01/18                     15,318,517
                                                         ------------
                                                         $ 53,632,794
                                                         ------------
                              HEALTHCARE (NON-HOSPITAL) - 3.0%
NR        BBB       $   615   New Jersey Economic
                              Development Authority
                              Cadbury Corporation,
                              7.50%, 7/01/21             $    593,875
NR        BBB           300   New Jersey Economic
                              Development Authority
                              Cadbury Corporation,
                              8.70%, 7/01/07                  319,896
NR        NR          1,400   New Jersey Economic
                              Development Authority,
                              Claremont Health System,
                              9.10%, 9/01/22                1,465,632
NR        NR          2,500   New Jersey Economic
                              Development Authority,
                              Victoria Health
                              Corporation, 7.65%,
                              1/01/14                       2,372,700
NR        NR          4,000   New Jersey Economic
                              Development Authority,
                              Keswick Pines Project,
                              8.75%, 1/01/24                3,991,120
NR        NR          3,630   New Jersey Economic
                              Development Authority,
                              Forsgate Project, 8.625%,
                              6/01/25                       3,410,857
                                                         ------------
                                                         $ 12,154,080
                                                         ------------
                              HOSPITALS - 6.6%
Aa        AAA       $10,790   New Jersey Health Care
                              Facilities Financing
                              Authority, Barnert
                              Hospital, (FHA), 6.80%,
                              8/01/19                    $ 11,298,209

--------------------------------------------------------------------------------
                   NEW JERSEY TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              HOSPITALS - (CONTINUED)
A         A-          2,300   New Jersey Health Care
                              Facilities Financing
                              Authority, Atlantic City
                              Medical Center, 6.80%,
                              7/01/11                       2,417,300
Baa1      NR          3,100   New Jersey Health Care
                              Facilities Financing
                              Authority, Deborah Heart
                              and Lung Center, 6.30%,
                              7/01/23                       3,047,796
Baa       NR          2,000   New Jersey Health Care
                              Facilities Financing
                              Authority, Southern Ocean
                              County Hospital, 6.25%,
                              7/01/23                       1,842,100
A         A-          9,650   New Jersey Health Care
                              Facilities Financing
                              Authority, Chilton
                              Memorial Hospital, 5.00%,
                              7/01/13                       8,175,866
                                                         ------------
                                                         $ 26,781,271
                                                         ------------
                              HOUSING - 4.4%
Aa        AA        $ 1,250   New Jersey Building
                              Authority, 7.20%, 6/15/13  $  1,357,438
Aa        AA-         2,591   New Jersey Building
                              Authority, Garden State
                              Savings, 0%, 6/15/10          1,105,813
NR        AAA         3,700   New Jersey Housing and
                              Mortgage Finance Agency,
                              Presidential Plaza, (FHA),
                              7.00%, 5/01/30                3,832,793
NR        AAA         2,000   New Jersey Housing and
                              Mortgage Finance Agency,
                              Presidential Plaza, (FHA),
                              6.95%, 5/01/13                2,084,940
NR        AA+         1,000   New Jersey Housing and
                              Mortgage Finance Agency,
                              Section 8, 7.10%, 11/01/12    1,040,920
NR        AA+         1,975   New Jersey Housing and
                              Mortgage Finance Agency,
                              Section 8, 7.10%, 11/01/11    2,055,817
NR        AA+         1,250   New Jersey Housing and
                              Mortgage Finance Agency,
                              Rental Housing, (AMT),
                              7.25%, 11/01/22               1,287,025
NR        A+          1,000   New Jersey Housing and
                              Mortgage Finance Agency,
                              Rental Housing, (AMT),
                              7.10%, 5/01/22                1,029,330
NR        A+          3,715   New Jersey Housing and
                              Mortgage Finance Agency,
                              6.60%, 11/01/14               3,773,511
Aaa       AAA           300   Puerto Rico Housing
                              Finance Corporation
                              Mortgage Revenue (GNMA),
                              6.85%, 10/15/23                 310,209
                                                         ------------
                                                         $ 17,877,796
                                                         ------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              INDUSTRIAL DEVELOPMENT/POLLUTION
                              CONTROL - 5.0%
NR        NR        $ 2,000   Middlesex County Pollution
                              Control Financing
                              Authority, Amerada Hess
                              Corporation, 7.875%,
                              6/01/22                    $  2,238,020
NR        NR          4,000   Middlesex County Pollution
                              Control Financing
                              Authority, Amerada Hess
                              Corporation, 6.875%,
                              12/01/22                      4,168,480
Aa1       NR          3,000   New Jersey Economic
                              Development Authority,
                              Garden State Paper
                              Company, (AMT), 7.125%,
                              4/01/22                       3,124,320
NR        NR          2,000   New Jersey Economic
                              Development Authority, The
                              Seeing Eye, Inc., 7.30%,
                              4/01/11                       2,123,560
NR        BBB         1,160   New Jersey Economic
                              Development Authority,
                              National Association of
                              Accountants, Inc., 7.65%,
                              7/01/09                       1,241,583
NR        AA-         3,300   New Jersey Economic
                              Development Authority, Oak
                              Grove Associates, 6.125%,
                              12/01/06                      3,401,937
Baa1      A-          2,135   New Jersey Economic
                              Development Authority,
                              GATX Terminals
                              Corporation, 7.30%,
                              9/01/19                       2,349,098
Aa3       AA-         1,300   Puerto Rico Industrial,
                              Medical and Environmental
                              Pollution Control
                              Authority, Motorola, Inc.,
                              6.75%, 1/01/14                1,375,712
                                                         ------------
                                                         $ 20,022,710
                                                         ------------
                              INSURED EDUCATION - 0.5%
Aaa       AAA       $ 2,000   New Jersey State
                              Educational Facilities
                              Authority, Seton Hall
                              University, (BIGI), 6.85%,
                              7/01/19                    $  2,106,540
                                                         ------------
                              INSURED HOSPITALS - 1.4%
Aaa       AAA       $ 1,310   New Jersey Health Care
                              Facilities Financing
                              Authority, Hackensack
                              Medical Center, (FGIC),
                              6.625%, 7/01/17            $  1,372,631
Aaa       AAA         2,000   New Jersey Health Care
                              Facilities Financing
                              Authority, Hackensack
                              Medical Center, (FGIC),
                              6.25%, 7/01/21                2,033,380
Aa        AA-           480   New Jersey Health Care
                              Facilities Financing
                              Authority, Cathedral
                              Health Services (MBIA),
                              7.25%, 2/15/10                  522,144

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              INSURED HOSPITALS - (CONTINUED)
Aa        AA-         1,570   New Jersey Health Care
                              Facilities Financing
                              Authority, Cathedral
                              Health Services, (MBIA)
                              7.25%, 2/15/21                1,700,059
                                                         ------------
                                                         $  5,628,214
                                                         ------------
                              INSURED HOUSING - 1.3%
Aaa       AAA       $ 1,410   New Jersey Housing and
                              Mortgage Finance Agency,
                              (MBIA), 7.375%, 10/01/17   $  1,468,007
Aaa       AAA         1,760   New Jersey Housing and
                              Mortgage Finance Agency,
                              (AMT), (MBIA), 7.70%,
                              10/01/29                      1,847,402
Aaa       AAA         1,745   Pennsauken Township
                              Housing Finance
                              Corporation, (MBIA),
                              8.00%, 4/01/11                1,836,665
                                                         ------------
                                                         $  5,152,074
                                                         ------------
                              INSURED LEASE REVENUE - 5.8%
Aaa       AAA       $ 3,900   County of Atlantic, Public
                              Facilities Lease
                              Agreement, (FGIC), 6.00%,
                              3/01/13                    $  4,011,072
Aaa       AAA         1,750   County of Hudson, New
                              Jersey Correctional
                              Facility, (MBIA), 6.50%,
                              12/01/11                      1,842,925
Aaa       AAA         6,240   County of Hudson, New
                              Jersey Correctional
                              Facility, (MBIA), 6.60%,
                              12/01/21                      6,537,648
Aaa       AAA         2,500   County of Hudson, New
                              Jersey Improvement
                              Authority, Secondary Yield
                              Curve Notes, (FGIC),
                              Variable, 12/01/25 (1)        2,507,900
Aaa       AAA         1,800   County of Middlesex,
                              Certificates of
                              Participation, (MBIA),
                              6.125%, 2/15/19               1,835,622
Aaa       AAA         5,000   New Jersey Builders
                              (AMBAC), 5%, 6/15/13          4,506,800
Aaa       AAA         2,225   University of Medicine and
                              Dentistry Certificates of
                              Participation, (MBIA),
                              6.75%, 12/01/09               2,359,590
                                                         ------------
                                                         $ 23,601,557
                                                         ------------
                              INSURED SOLID WASTE - 0.5%
Aaa       AAA       $ 2,000   The Mercer County
                              Improvement Authority,
                              Solid Waste Revenue,
                              (AMT), (FGIC), 6.70%,
                              4/01/13                    $  2,118,200
                                                         ------------
                              INSURED SPECIAL TAX - 0.8%
Aaa       AAA       $ 3,375   New Jersey Economic
                              Development Authority,
                              Market Transition
                              Facility, (MBIA), 5.875%,
                              7/01/11                    $  3,386,914
                                                         ------------
                              INSURED TRANSPORTATION - 4.1%
Aaa       AAA       $ 2,000   The Delaware River and Bay
                              Authority, (MBIA), 4.75%,
                              1/01/24                    $  1,660,900

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
Aaa       AAA         5,000   New Jersey Turnpike
                              Authority "RITES", (MBIA),
                              Variable, 1/01/16 (1)         5,744,000
Aaa       AAA         8,450   New Jersey Turnpike
                              Authority, (MBIA), 6.50%,
                              1/01/16                       9,162,335
                                                         ------------
                                                         $ 16,567,235
                                                         ------------
                              INSURED UTILITIES - 3.9%
Aaa       AAA       $ 2,750   New Jersey Economic
                              Development Authority, New
                              Jersey American Water Co.,
                              (AMT), (FGIC), 6.875%,
                              11/01/34                   $  2,912,058
Aaa       AAA        13,500   Salem County, Public
                              Service Electric and Gas,
                              (MBIA), 5.55%, 11/01/33      12,629,790
                                                         ------------
                                                         $ 15,541,848
                                                         ------------
                              INSURED WATER & SEWER - 5.0%
Aaa       AAA       $ 6,500   Landis New Jersey Sewerage
                              Authority, Linked "CARS"
                              (FGIC), 5.65%, 9/19/19     $  6,248,970
Aaa       AAA         2,500   Middlesex County Utilities
                              Authority, Sewer Revenue,
                              (MBIA), Variable, 8/15/10
                              (1)                           2,645,425
Aaa       AAA         2,000   Township of Monroe, New
                              Jersey Municipal Utilities
                              Authority, (MBIA), 5.50%,
                              2/01/17                       1,882,380
Aaa       AAA         1,250   New Jersey Economic
                              Development Authority,
                              Middlesex Water Company,
                              (AMBAC), 5.20%, 10/01/22      1,107,550
Aaa       AAA         1,650   New Jersey Economic
                              Development Authority,
                              Hackensack Water Company,
                              (MBIA), 5.80%, 3/01/24        1,607,248
Aaa       AAA         1,270   Passaic Valley Water
                              Commissioners, (FGIC),
                              5.00%, 12/15/22               1,100,214
Aaa       AAA         6,130   West New York, New Jersey
                              Municipal Utilities
                              Authority, (FGIC), 5.125%,
                              12/15/17                      5,480,772
                                                         ------------
                                                         $ 20,072,559
                                                         ------------
                              LEASE/CERTIFICATE OF
                              PARTICIPATION - 3.7%
Baa1      A-        $   720   County of Atlantic, New
                              Jersey Public Facilities
                              Lease Agreement, 8.875%,
                              1/15/14                    $    929,902
Baa1      A-            785   County of Atlantic, New
                              Jersey Public Facilities
                              Lease Agreement, 8.875%,
                              1/15/15                       1,015,043
A1        NR          1,000   Township of Bedminster,
                              Board of Education,
                              7.125%, 9/01/10               1,092,370

--------------------------------------------------------------------------------
                   NEW JERSEY TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              LEASE/CERTIFICATE OF PARTICIPATION -
                              (CONTINUED)
Aa        AA-         1,000   Mercer County Improvement
                              Authority, Richard J.
                              Hughes Justice Complex,
                              6.05%, 1/01/14                1,000,510
Aa        AA-         2,000   Mercer County Improvement
                              Authority, Richard J.
                              Hughes Justice Complex,
                              6.05%, 1/01/15                2,001,020
Aa        AA-         1,500   Mercer County Improvement
                              Authority, Richard J.
                              Hughes Justice Complex,
                              6.05%, 1/01/16                1,500,465
Aa        AA-         1,500   Mercer County Improvement
                              Authority, Richard J.
                              Hughes Justice Complex,
                              6.05%, 1/01/17                1,500,465
Aa        AA-         5,420   New Jersey Building
                              Authority, 5.00%, 6/15/16     4,785,210
NR        A+          1,000   New Jersey Economic
                              Development Authority,
                              Performing Arts Center
                              Site Acquisition, 6.75%,
                              6/15/12                       1,049,580
                                                         ------------
                                                         $ 14,874,565
                                                         ------------
                              MISCELLANEOUS - 4.0%
A1        A+        $ 1,650   New Jersey Economic
                              Development Authority,
                              Economic Recovery Fund,
                              0%, 9/15/09                $    727,089
A1        A+          5,500   New Jersey Economic
                              Development Authority,
                              Economic Recovery Fund,
                              0%, 3/15/13                   1,911,525
NR        NR          7,600   New Jersey Sports and
                              Exposition Authority,
                              Monmouth Park, 8.00%,
                              1/01/25                       8,251,167
Aa        NR          6,000   New Jersey Sports and
                              Exposition Authority,
                              5.20%, 1/01/20                5,318,580
                                                         ------------
                                                         $ 16,208,361
                                                         ------------
                              SOLID WASTE - 6.8%
Ba        NR        $ 3,655   The Atlantic County
                              Utilities Authority, Solid
                              Waste Revenue, 7.125%,
                              3/01/16                    $  3,641,001
Ba        BBB+        6,125   Pollution Control
                              Financing Authority of
                              Camden County, (AMT),
                              7.50%, 12/01/09               6,237,639
Ba        NR          5,975   Mercer County Improvement
                              Authority, Solid Waste
                              System Revenue, (AMT), 0%,
                              4/01/14                       1,548,003
Ba        NR          6,000   Mercer County Improvement
                              Authority, Solid Waste
                              System Revenue, (AMT), 0%,
                              4/01/15                       1,445,940
Ba        NR          3,000   Mercer County Improvement
                              Authority, Solid Waste
                              System Revenue, (AMT), 0%,
                              4/01/16                         672,510

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
Ba        NR          1,500   Passaic County Utilities
                              Authority Solid Waste
                              System Revenue, 7.00%,
                              11/15/07                      1,485,795
NR        A-         11,930   Union County, New Jersey
                              Utilities Authority, Solid
                              Waste Revenue, (AMT),
                              7.20%, 6/15/14               12,411,376
                                                         ------------
                                                         $ 27,442,264
                                                         ------------
                              SPECIAL TAX - 0.2%
Baa1      BBB+      $   550   Puerto Rico Infrastructure
                              Financing Authority,
                              7.90%, 7/01/07             $    607,574
                                                         ------------
                              TRANSPORTATION - 15.1%
NR        BBB       $ 1,250   Guam Airport Authority,
                              (AMT), 6.60%, 10/01/10     $  1,263,675
NR        BBB         1,400   Guam Airport Authority,
                              6.50%, 10/01/23               1,390,886
NR        BBB         2,000   Guam Airport Authority,
                              (AMT), 6.70%, 10/01/23        1,999,740
A1        AA-         3,705   The Port Authority of New
                              York and New Jersey,
                              5.25%, 7/15/14                3,396,706
A1        AA-         9,500   The Port Authority of New
                              York and New Jersey,
                              7.35%, 10/01/27 (2)          10,438,315
A1        AA-         2,645   The Port Authority of New
                              York and New Jersey,
                              6.75%, 8/01/26                2,792,194
A1        AA-         5,000   The Port Authority of New
                              York and New Jersey,
                              (AMT), 6.25%, 1/15/27         4,999,750
A1        AA-         9,000   The Port Authority of New
                              York and New Jersey,
                              6.125%, 6/01/94               8,962,560
A1        AA-         5,000   The Port Authority of New
                              York and New Jersey,
                              5.375%, 3/01/28               4,561,400
Baa1      BB          5,100   The Port Authority of New
                              York and New Jersey, Delta
                              Air Lines Inc., 6.95%,
                              6/01/08                       5,356,428
Baa1      A           2,135   Puerto Rico Highway and
                              Transportation Authority,
                              6.625%, 7/01/12               2,216,963
Baa1      A           3,000   Puerto Rico Highway and
                              Transportation Authority,
                              5.25%, 7/01/21                2,638,110
Baa1      A           4,100   Puerto Rico Highway and
                              Transportation Authority,
                              6.625%, 7/01/18               4,243,131
Baa3      BB+         5,550   Puerto Rico Port
                              Authority, American
                              Airlines, (AMT), 6.30%,
                              6/01/23                       5,386,553

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              TRANSPORTATION - (CONTINUED)
NR        A+          1,115   South Jersey Port
                              Corporation, New Jersey
                              Marine Terminal, 6.875%,
                              1/01/20                       1,147,224
                                                         ------------
                                                         $ 60,793,635
                                                         ------------
                              UTILITY - 2.8%
NR        BBB       $   100   Guam Power Authority,
                              5.25%, 10/01/13            $     88,727
NR        BBB         1,500   Guam Power Authority,
                              5.25%, 10/01/23               1,267,485
NR        BBB         2,000   Guam Power Authority,
                              6.75%, 10/01/24               2,031,080
A3        BBB+          625   New Jersey Economic
                              Development Authority,
                              Elizabethtown Gas Co.,
                              (AMT), 6.75%, 10/01/21          632,337
A2        A           1,455   New Jersey Economic
                              Development Authority,
                              Natural Gas Facilities,
                              (AMT), 7.05%, 3/01/16         1,542,387
Baa1      A-            460   Puerto Rico Electric Power
                              Authority, 7.125%, 7/01/14      498,801
NR        NR          5,105   Virgin Islands Water and
                              Power Authority, Electric
                              System Revenue, 7.40%,
                              7/01/11                       5,318,032
                                                         ------------
                                                         $ 11,378,849
                                                         ------------
                              WATER & SEWER - 2.5%
A1        AA-       $ 2,000   Gloucester County
                              Utilities Authority,
                              6.50%, 1/01/21             $  2,062,600
A3        A           3,250   New Jersey Economic
                              Development Authority,
                              Elizabethtown Water
                              Revenue, (AMT), 6.70%,
                              8/01/21                       3,394,853
Aa        AA          1,400   New Jersey Wastewater
                              Treatment Trust, 7.25%,
                              5/15/08                       1,511,230

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
Aa        AA          1,000   New Jersey Wastewater
                              Treatment Trust, 6.875%,
                              6/15/09                       1,090,310
Aa        AA            250   New Jersey Wastewater
                              Treatment Trust, 7.00%,
                              6/15/10                         273,342
Aa        AA          1,000   New Jersey Wastewater
                              Treatment Trust, 6.00%,
                              7/01/10                       1,022,020
A1        AA            500   The Somerset Raritan
                              Valley Sewerage Authority,
                              6.75%, 7/01/10                  534,655
                                                         ------------
                                                         $  9,889,010
                                                         ------------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS (IDENTIFIED
                              COST, $389,842,758)        $403,485,415
                                                         ============

(1) The above designated securities have been issued as inverse floater bonds.
(2) Security has been segregated to cover margin requirements for open financial futures contracts.

The Portfolio primarily invests in debt securities issued by New Jersey municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1995, 27.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.1% to 14.5% of total investments.
                       See notes to financial statements

--------------------------------------------------------------------------------
                        Pennsylvania Tax Free Portfolio
                    Portfolio of Investments - July 31, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              COGENERATION - 5.3%
NR        NR        $12,000   Pennsylvania Economic
                              Development Authority,
                              Northampton Generating
                              Project, (AMT), 6.50%,
                              1/01/13                    $ 11,599,320
NR        BBB-        9,000   Pennsylvania Economic
                              Development Authority,
                              Colver Project, (AMT),
                              7.125%, 12/01/15              9,437,490
NR        BBB-        5,000   Pennsylvania Economic
                              Development Authority,
                              Colver Project, (AMT),
                              7.15%, 12/01/18               5,212,250
                                                         ------------
                                                         $ 26,249,060
                                                         ------------
                              EDUCATION - 5.3%
NR        BBB       $ 4,865   Erie Higher Education
                              Building Authority,
                              Mercyhurst College, 5.75%,
                              3/15/20                    $  4,370,132
Baa1      NR          1,500   Latrobe, Saint Vincent
                              College, 6.75%, 5/01/24       1,535,460
NR        AAA         2,000   Lehigh County, Allentown
                              College of St. Francis,
                              6.75%, 12/15/12               2,129,440
Aa        AA          3,700   Pennsylvania, University
                              of Pennsylvania, 6.625%,
                              1/01/17                       3,733,041
NR        A-          4,225   Scranton-Lackawanna,
                              Pennsylvania University,
                              University of Scranton,
                              6.40%, 3/01/07                4,368,185
NR        AA          9,700   Swarthmore Borough,
                              Swarthmore College, 6.00%,
                              9/15/20                       9,649,366
                                                         ------------
                                                         $ 25,785,624
                                                         ------------
                              ESCROWED - 6.5%
Aaa       AAA       $ 5,600   Berks County, GO, (FGIC),
                              Variable, 11/15/20 (1)     $  6,412,000
Aaa       A-          1,750   Chester County, HEFA, Bryn
                              Mar Hospitals, 6.75%,
                              7/01/14                       1,990,468
Aaa       AAA         3,195   Derry Township School
                              District, GO, (AMBAC),
                              6.20%, 9/01/08                3,430,951
Aaa       AAA         2,000   Doylestown Hospital
                              Authority, Doylestown
                              Hospital, (AMBAC), 6.90%,
                              7/01/19                       2,219,120
Aaa       AAA         1,405   Lycoming County, GO,
                              (FGIC), 6.40%, 8/15/11        1,540,765
Aaa       AAA           945   Lycoming County, GO,
                              (FGIC), 6.40%, 8/15/11        1,036,315
NR        A-          1,000   Pennsylvania, HEFA,
                              Elizabeth College, 7.25%,
                              6/15/11                       1,150,140
NR        A-          6,900   Pennsylvania IDA, Economic
                              Development, 7.00%,
                              1/01/11                       7,853,649
NR        A-          5,155   Philadelphia, Hospital and
                              Higher Education Facility
                              Authority, Presbyterian
                              Medical Center, 6.50%,
                              12/01/11                      5,646,684

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
Aaa       AAA           500   York County Hospital
                              Authority, York Hospital,
                              (AMBAC), 7.00%, 7/01/21         565,985
                                                         ------------
                                                         $ 31,846,077
                                                         ------------
                              GENERAL OBLIGATIONS - 4.8%
NR        A         $ 4,725   Chester Upland School
                              District, 6.375%, 9/01/12  $  4,828,383
NR        A           3,000   Chester Upland School
                              District, 6.375%, 9/01/21     3,038,070
A1        AA-           465   Commonwealth of
                              Pennsylvania, 6.75%,
                              1/01/07                         498,182
A1        AA-           500   Commonwealth of
                              Pennsylvania, 6.75%,
                              1/01/08                         534,465
A1        AA-         5,435   Commonwealth of
                              Pennsylvania, 6.50%,
                              11/01/09                      5,729,251
A1        AA-         2,000   Commonwealth of
                              Pennsylvania, 6.375%,
                              9/15/12                       2,074,740
NR        A           3,000   Dauphin County, 6.90%,
                              6/02/26                       3,166,320
A1        A+          2,050   Lower Providence Township
                              Sewer Authority
                              Guaranteed, 6.75%, 5/01/22    2,142,066
NR        A           1,950   McKeesport Area School
                              District, 5.00%, 4/01/13      1,741,194
                                                         ------------
                                                         $ 23,752,671
                                                         ------------
                              HOSPITALS - 22.6%
NR        AAA       $ 2,470   Allegheny County, IDA,
                              Presbyterian Medical
                              Center, 6.75%, 2/01/26     $  2,548,842
NR        A-          4,000   Butler County IDA,
                              Sherwood Oaks, 5.75%,
                              6/01/16                       3,588,520
NR        AA-        12,000   Chester County, HEFA,
                              (Main Line Health System),
                              5.50%, 5/15/15               11,139,000
Baa       BBB         2,000   Dauphin County Hospital
                              Authority, Community
                              General Osteopathic
                              Hospital, 7.375%, 6/01/16     2,085,880
NR        A-         10,250   Delaware County, Riddle
                              Memorial Hospital, 6.50%,
                              1/01/22                       9,813,863
NR        NR          4,755   Hazelton Luzerne County,
                              Saint Joseph Medical
                              Center, 8.375%, 7/01/12       4,892,895
Baa1      NR          2,670   Indiana County Hospital
                              Authority, Indiana
                              Hospital, 7.125%, 7/01/23     2,689,838
NR        BBB+        3,500   Lebanon County, Good
                              Samaritan Hospital, 6.00%,
                              11/15/18                      3,148,285
Baa1      A           3,250   Lehigh County, Muhlenberg
                              Hospital, 6.60%, 7/15/22      3,233,620
NR        BBB-        5,405   McKean County Hospital
                              Authority, Bradford
                              Hospital, 6.10%, 10/01/20     4,591,115

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              HOSPITALS - (CONTINUED)
NR        BBB+        2,615   Montgomery County,
                              Pottstown Medical Center,
                              6.875%, 11/15/20              2,597,558
A1        A+            500   PA Hospital and Higher
                              Education Facility
                              Authority, Allegheny
                              General Hospital, 7.25%,
                              9/01/17                         536,535
A         BBB+        8,500   PA Hospital and Higher
                              Education Facility
                              Authority, Albert Einstein
                              Medical Center, 7.625%,
                              4/01/11                       9,054,965
Baa1      BBB+       12,800   PA Hospital and Higher
                              Education Facility
                              Authority, Graduate Health
                              System, 6.625%, 7/01/21      12,228,480
Aa        AA          4,500   PA Hospital and Higher
                              Education Facility
                              Authority, Children's
                              Hospital, 5.50%, 2/15/22      4,125,060
Baa1      A-         10,515   PA Hospital and Higher
                              Education Facility
                              Authority, Temple
                              University Hospital,
                              6.625%, 11/15/23             10,517,418
Aa        AA         10,200   PA Hospital and Higher
                              Education Facility
                              Authority, Children's
                              Hospital, 5.00%, 2/15/21      8,745,276
Aa        NR          4,750   Pottsville, Hospital
                              Authority, Daughters of
                              Charity, 5.00%, 8/15/12       4,238,093
Baa       NR          4,115   Somerset County, Hospital
                              Authority, Somerset
                              County, Somerset Community
                              Hospital Project, 6.750%,
                              3/01/11                       3,950,359
A         NR          7,000   Washington County,
                              Hospital Authority,
                              Monongahela Valley
                              Hospital, 6.75%, 12/01/08     7,324,310
                                                         ------------
                                                         $111,049,912
                                                         ------------
                              HOUSING - 12.3%
NR        AAA       $ 1,000   Bucks County, Mortgage
                              Revenue Bonds, Warminster
                              Heights Project, Section
                              8-A, 6.80%, 8/01/12        $  1,029,520
NR        NR          2,680   Chester County, IDA,
                              8.05%, 1/01/24                2,688,120
A1        A+          3,000   Pennsylvania HFA MF,
                              7.60%, 7/01/13                3,210,330
Aaa       NR          3,000   Philadelphia Redevelopment
                              Authority, MF, 6.95%,
                              5/15/24                       3,102,450
Aaa       NR          2,175   Allegheny County
                              Residential Finance
                              Authority, SFMR, (GNMA),
                              7.15%, 6/01/17                2,212,410
Aa        AA          5,700   Pennsylvania HFA SFMR,
                              (AMT), 6.75%, 4/01/16         5,816,451
Aa        AA          3,730   Pennsylvania HFA SFMR,
                              6.90%, 4/01/17                3,834,627

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
Aa        AA          4,000   Pennsylvania HFA SFMR,
                              6.85%, 4/01/16                4,099,080
Aa        AA            300   Pennsylvania HFA SFMR,
                              7.40%, 10/01/09                 313,026
Aa        AA            770   Pennsylvania HFA SFMR,
                              7.20%, 10/01/11                 809,124
Aa        AA            695   Pennsylvania HFA SFMR,
                              7.375%, 10/01/16                720,048
Aa        AA          1,000   Pennsylvania HFA SFMR,
                              (AMT), Variable, 10/01/23
                              (1)                           1,059,990
Aa        AA          5,500   Pennsylvania HFA SFMR,
                              (AMT), 6.85%, 4/01/25         5,637,280
Aa        AA          8,350   Pennsylvania HFA SFMR,
                              (AMT), 7.50%, 10/01/25        8,868,034
Aa        AA         10,000   Pennsylvania HFA SFMR,
                              (AMT), 6.65%, 10/01/21       10,177,400
A1        A           4,235   Urban Redevelopment
                              Authority of Pittsburgh
                              Mortgage Revenue Bonds,
                              (AMT), 7.10%, 4/01/24         4,259,563
A1        A             265   Urban Redevelopment
                              Authority of Pittsburgh,
                              7.45%, 4/01/10                  278,663
A1        A           1,000   Urban Redevelopment
                              Authority of Pittsburgh
                              Mortgage Revenue Bonds,
                              7.125%, 4/01/15               1,040,790
A1        A           1,055   Urban Redevelopment
                              Authority of Pittsburgh
                              Mortgage Revenue Bonds,
                              (AMT), 7.40%, 4/01/24         1,096,630
                                                         ------------
                                                         $ 60,253,536
                                                         ------------
                              INDUSTRIAL DEVELOPMENT
                              AUTHORITY - 8.7%
A3        A         $ 6,950   Butler County IDA,
                              Witco Corporation Project,
                              5.85%, 12/01/23            $  6,573,449
NR        BBB         1,005   Clearfield County IDA,
                              Kmart Corporation,
                              6.80%, 5/15/07                1,030,095
NR        A+          4,000   Franklin County IDA,
                              Corning Incorporated,
                              6.25%, 8/01/05                4,206,280
NR        AAA         8,750   Mercer County IDA,
                              Hillcrest Nursing Center,
                              0%, 1/15/13                   2,475,375
A2        A          12,000   New Morgan IDA, New Morgan
                              Landfill, (AMT), 6.50%,
                              4/01/19                      12,155,040
Baa2      BBB-        5,000   Pennsylvania, IDA,
                              Macmilliam Project, (AMT),
                              7.60%, 12/01/20               5,385,950
Baa1      BBB+        4,450   Pennsylvania, IDA, Sun
                              Company Project, (AMT),
                              7.60%, 12/01/24               4,807,868
A2        A           6,025   Washington County IDA,
                              West Penn Power, 6.05%,
                              4/01/14                       5,964,630
                                                         ------------
                                                         $ 42,598,687
                                                         ------------

--------------------------------------------------------------------------------
                  PENNSYLVANIA TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              INSURED AIRPORTS - 1.2%
Aaa       AAA       $ 6,000   Philadelphia Airport,
                              (AMBAC), (AMT), 6.00%,
                              6/15/15                    $  5,903,760
                                                         ------------
                              INSURED EDUCATION - 1.1%
Aaa       AAA       $ 2,500   Pennsylvania Higher
                              Education Assistance
                              Agency Student Loan
                              Revenue Bonds, (AMBAC),
                              (AMT), 7.15%, 9/01/21      $  2,639,200
Aaa       AAA         1,500   Pennsylvania Higher
                              Education Assistance
                              Agency Student Loan
                              Revenue Bonds, (AMBAC),
                              (AMT), Variable, 3/01/22
                              (1)                           1,441,965
Aaa       AAA           700   Pennsylvania Higher
                              Education Assistance
                              Agency Student Loan
                              Revenue Bonds, (AMBAC),
                              (AMT), Variable, 9/01/26
                              (1)                             744,744
Aaa       AAA           800   Pennsylvania Higher
                              Education Assistance
                              Agency Student Loan
                              Revenue Bonds, (AMBAC),
                              (AMT), 6.40%, 3/01/22           808,712
                                                         ------------
                                                         $  5,634,621
                                                         ------------
                              INSURED GENERAL OBLIGATION - 3.0%
Aaa       AAA       $ 1,750   Deer Lakes School
                              District, (MBIA), 6.45%,
                              1/15/19                    $  1,792,210
Aaa       AAA         2,170   Elizabeth Forward School
                              District, (MBIA), 0%,
                              9/01/20                         454,701
Aaa       AAA         2,170   Elizabeth Forward School
                              District, (MBIA), 0%,
                              9/01/21                         427,230
Aaa       AAA         2,170   Elizabeth Forward School
                              District, (MBIA), 0%,
                              9/01/22                         401,407
Aaa       AAA         2,170   Elizabeth Forward School
                              District, (MBIA), 0%,
                              9/01/23                         377,168
Aaa       AAA         4,345   Elizabeth Forward School
                              District, (MBIA), 0%,
                              9/01/24                         709,582
Aaa       AAA         1,460   Haverford School District,
                              (FGIC), 6.125%, 6/01/14       1,477,199
Aaa       AAA         4,500   Keystone Oaks School
                              District, (AMBAC),
                              Variable,
                              9/01/16 (1)                   4,348,170
Aaa       AAA         1,430   Mars Area School District,
                              (MBIA), 0%, 3/01/14             474,245
Aaa       AAA           655   Rochester Area School
                              District, (AMBAC), 0%,
                              5/01/10                         278,703
Aaa       AAA         2,795   Venango County, (AMBAC),
                              6.30%, 12/01/19               2,850,453
Aaa       AAA         1,000   West Allegheny County
                              School District, (AMBAC),
                              6.60%, 2/01/09                1,034,210
                                                         ------------
                                                         $ 14,625,278
                                                         ------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              INSURED HOSPITAL - 7.1%
Aaa       AAA       $ 1,170   Allegheny County,
                              Children's Hospital of
                              Pittsburgh, (MBIA), 6.75%,
                              7/01/08                    $  1,234,175
Aaa       AAA         3,750   Allegheny County, Magee-
                              Womens Hospital, (FGIC),
                              0%, 10/01/15                  1,114,425
Aaa       AAA         1,400   Armstrong County Saint
                              Francis Health Care,
                              (AMBAC), 6.25%, 6/01/13       1,430,296
Aaa       AAA         2,500   Armstrong County Saint
                              Francis Health Care,
                              (AMBAC), 6.00%, 8/15/08       2,557,425
Aaa       AAA         4,400   Bucks County, IDA, Grand
                              View Hospital, (AMBAC),
                              5.25%, 7/01/21                3,889,864
Aaa       AAA           775   Carbon County, Gnaden
                              Memorial Hospital,
                              (AMBAC), 7.00%, 11/15/14        825,243
Aaa       AAA           750   Erie County Hospital
                              Authority, Harlot Medical
                              Center, (AMBAC), 7.10%,
                              2/15/10                         811,313
Aaa       AAA           230   Lehigh County Health East,
                              Incorporated, (MBIA),
                              7.00%, 7/01/15                  244,801
Aaa       AAA         5,000   Lehigh County, St. Luke's
                              Hospital, (AMBAC), 6.25%,
                              7/01/22                       5,091,850
Aaa       AAA         1,000   Montgomery County,
                              Abington Memorial
                              Hospital, (AMBAC),
                              Variable,
                              6/01/11 (1)                   1,111,250
Aaa       AAA         5,000   Philadelphia Hospital and
                              Higher Education,
                              Pennsylvania Hospital,
                              (FGIC), Variable, 2/15/12
                              (1)                           4,368,500
Aaa       AAA         3,500   Sayre Health Care
                              Facilities Authority,
                              Guthrie Healthcare System,
                              (AMBAC), 6.00%, 3/01/21       3,490,690
Aaa       AAA         1,500   Scranton-Lackawanna, Mercy
                              Health Systems, (MBIA),
                              6.90%, 1/01/23                1,577,370
Aaa       AAA         7,500   Washington County,
                              Shadyside Hospital,
                              (AMBAC), 5.75%, 12/15/14      7,277,924
                                                         ------------
                                                         $ 35,025,126
                                                         ------------
                              INSURED LEASE - 4.1%
Aaa       AAA       $ 4,595   Harrisburg Authority,
                              Dauphin County, Lease
                              Revenue, (CGIC), 6.25%,
                              6/01/10                    $  4,904,335
Aaa       AAA         3,000   Northumberland County,
                              Lease Revenue, (MBIA), 0%,
                              10/15/12                      1,109,040
Aaa       AAA         5,600   Philadelphia Muni
                              Authority, Lease Revenue,
                              (FGIC), 5.625%, 11/15/18      5,317,592

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              INSURED LEASE - (CONTINUED)
Aaa       AAA        10,000   Commonwealth of
                              Pennsylvania, Lease
                              Revenue, (AMBAC), 5.00%,
                              7/01/15                       8,751,600
                                                         ------------
                                                         $ 20,082,567
                                                         ------------
                              INSURED UTILITIES - 3.9%
Aaa       AAA       $ 4,000   Beaver County IDA, Ohio
                              Edison Company, (FGIC),
                              7.00%, 6/01/21             $  4,270,880
Aaa       AAA        10,000   Beaver County IDA, Ohio
                              Edison Company, (FGIC),
                              7.05%, 10/01/20              10,708,500
Aaa       AAA         3,800   Puerto Rico Electric Power
                              Authority, (FSA),
                              Variable, 7/01/02 (1)         4,116,578
                                                         ------------
                                                         $ 19,095,958
                                                         ------------
                              INSURED WATER & SEWER - 6.2%
Aaa       AAA       $ 2,750   Allegheny County, Sewer
                              Revenue, (FGIC), 0%,
                              12/01/08                   $  1,296,845
Aaa       AAA         9,000   Bethlehem Authority,
                              Northampton and Lehigh
                              Counties, Water Revenue
                              Bonds, (MBIA), 4.875%,
                              11/15/14                      7,805,070
Aaa       AAA         2,500   City of Philadelphia,
                              Water and Wastewater,
                              (FGIC), Variable, 6/15/12
                              (1)                           2,350,000
Aaa       AAA         9,000   City of Philadelphia,
                              Water and Wastewater,
                              (CGIC), 5.50%, 6/15/15        8,441,280
Aaa       AAA         2,460   City of Philadelphia,
                              Water and Wastewater,
                              (CGIC), 5.00%, 6/15/16        2,145,440
Aaa       AAA         8,920   City of Philadelphia,
                              Water and Wastewater,
                              (MBIA), 5.60%, 8/01/18        8,435,555
                                                         ------------
                                                         $ 30,474,190
                                                         ------------
                              MISCELLANEOUS - 3.8%
NR        AA        $   870   Pennsylvania
                              Infrastructure Investment
                              Authority, Pennvest,
                              6.80%, 9/01/10             $    922,487
NR        A          16,950   Pennsylvania Finance
                              Authority, Beaver County,
                              6.60%, 11/01/09              17,744,277
                                                         ------------
                                                         $ 18,666,764
                                                         ------------
                              NURSING HOMES - 1.3%
NR        NR        $ 3,500   Montgomery County IDA,
                              Geriatric Health Care
                              Institute, 8.375%, 7/01/23 $  3,493,910
NR        NR          1,460   Westmoreland County IDA,
                              Highland Health System,
                              9.25%, 6/01/22                1,517,860

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
NR        NR          1,190   Philadelphia Hospital and
                              Higher Education
                              Facilities Authority,
                              Philadelphia Protestant,
                              8.625%, 7/01/21               1,200,995
                                                         ------------
                                                         $  6,212,765
                                                         ------------
                              SPECIAL TAX REVENUE - 0.1%
Baa1      BBB+      $   500   Puerto Rico Special Tax
                              Revenue, 7.50%, 7/01/09    $    535,485
                                                         ------------
                              TRANSPORTATION - 0.3%
Baa1      A         $ 1,500   Puerto Rico Commonwealth
                              Highway, 5.50%, 7/01/13    $  1,415,115
                                                         ------------
                              UTILITIES - 2.2%
Baa3      BB+       $   500   Beaver County, IDA, Ohio
                              Edison Company, 7.75%,
                              9/01/24                    $    524,550
Baa1      BBB+        3,250   Delaware County, IDA,
                              Philadelphia Electric
                              Company, 7.375%, 4/01/21      3,462,745
Baa1      BBB+        4,070   Montgomery County, IDA,
                              Philadelphia Electric
                              Company, (AMT), 7.60%,
                              4/01/21                       4,337,358
Baa1      A-          3,370   Puerto Rico Electric Power
                              Authority Power Revenue,
                              0%, 7/01/17                     863,866
NR        NR          1,500   Virgin Islands Water and
                              Power Authority, 7.40%,
                              7/01/11                       1,562,595
                                                         ------------
                                                         $ 10,751,114
                                                         ------------
                              WATER & SEWER REVENUE - 0.2%
Baa1      A         $ 1,000   Puerto Rico Aqueduct and
                              Sewer Authority, 7.90%,
                              7/01/07                    $  1,109,020
                                                         ------------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS (IDENTIFIED
                              COST, $477,086,127)        $491,067,330
                                                         ============

(1) The above designated securities have been issued as inverse floater bonds.

The Portfolio primarily invests in debt securities issued by Pennsylvania municipalities. The ability of the issuers of debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1995, 28.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.4% to 11.5% of total investments.

                       See notes to financial statements

--------------------------------------------------------------------------------
                            Texas Tax Free Portfolio
                    Portfolio of Investments - July 31, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY               VALUE
---------------------------------------------------------------------
                              EDUCATION - 3.7%
A         NR         $  700   Brazos Higher Education
                              Authority, Texas Student
                              Loan Subordinate, 6.50%,
                              6/01/04                     $   727,524
Aa1       AA            250   University of Texas, 6.75%,
                              8/15/13 (1)                     267,055
                                                          -----------
                                                          $   994,579
                                                          -----------
                              ELECTRIC UTILITIES - 1.6%
NR        BBB        $  500   Guam Power Authority,
                              5.25%, 10/01/23             $   422,495
                                                          -----------
                              ESCROWED - 3.6%
Baa1      BBB        $  200   Bexar County, Texas, St.
                              Luke's Lutheran Hospital,
                              7.00%, 5/01/21              $   227,466
Aaa       NR          1,000   Central Texas Housing
                              Corporation Single Family,
                              0%, 9/01/16                     270,510
Aaa       AAA            85   Harris County Texas Toll
                              Road Unlimited Tax and
                              Subordinate Lien (AMBAC),
                              6.625%, 8/15/17                  90,796
Aaa       AAA           200   Montgomery County, Texas
                              Hospital District (FSA),
                              6.625%, 4/01/17                 224,720
Aaa       AAA           150   Texas National Research Lab
                              Super Collider, 6.95%,
                              12/01/12                        167,802
                                                          -----------
                                                          $   981,294
                                                          -----------
                              GENERAL OBLIGATIONS - 16.8%
Aaa       AAA        $1,000   Bastrop, Texas Independent
                              School District U.T.G.O.
                              (PSF), 0.00%, 2/15/13       $   349,880
Aaa       NR            500   Crandall, Texas Independent
                              School District U.T.G.O.
                              (PSF), 6.00%, 2/15/24           495,935
Aaa       AAA         1,000   Cypress-Fairbanks, Texas
                              Independent School District
                              U.T.G.O. (PSF), 5.25%,
                              2/15/19                         904,900
Aaa       AAA           550   Grand Prairie, Texas
                              Independent School District
                              U.T.G.O. (PSF), 0%, 2/15/12     202,680
Aaa       AA+           350   Irving, Texas L.T.G.O.
                              4.875%, 9/15/14 (1)             309,544
Aaa       AAA         1,000   Round Rock, Texas
                              Independent School District
                              U.T.G.O. (PSF), 5.50%,
                              8/01/15                         948,900
Aa        AA            250   Texas Veterans' Housing
                              Assistance U.T.G.O. (AMT),
                              6.45%, 6/01/23                  247,420
Aa        AA            690   Texas Veterans' Housing
                              Assistance U.T.G.O. (AMT),
                              6.70%, 12/01/24                 697,321
Aa        AA            395   Texas Veterans' Housing
                              Assistance U.T.G.O. (AMT),
                              6.80%, 12/01/23                 401,980
                                                          -----------
                                                          $ 4,558,560
                                                          -----------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              HEALTH CARE - 1.9%
NR        NR         $  500   Bell County, Texas HFC
                              Elder Care Facilities,
                              9.00%, 11/01/24             $   523,725
                                                          -----------
                              HOSPITALS - 11.1%
NR        BBB        $  500   Denison, Texas, Texoma
                              Medical Center, 7.10%,
                              8/15/24                     $   502,255
A         A-            100   Ector County, Texas
                              Hospital District, 7.30%,
                              4/15/12                         105,170
A         A-            100   Harris County, Texas
                              Hospital District, 7.125%,
                              6/01/15                         104,750
A         A-          1,100   Harris County, Texas
                              Hospital District, Memorial
                              Hospital System, 6.625%,
                              6/01/24                       1,114,696
Aa        AA            250   McAllen Health Facilities,
                              Texas, Sisters of Mercy,
                              5.00%, 6/01/15                  220,160
A1        NR          1,000   Tarrant County, Texas,
                              Methodist Health System,
                              6.00%, 9/01/24                  971,830
                                                          -----------
                                                          $ 3,018,861
                                                          -----------
                              HOUSING - 4.2%
Aa        NR         $  400   Kaufman, Texas HDC
                              Multifamily (FHA) Section
                              8, 6.00%, 2/01/22           $   377,764
NR        A             750   Travis County, Texas HFC
                              Multifamily Travis Station
                              Apartments, 6.75%, 4/01/19      762,435
                                                          -----------
                                                          $ 1,140,199
                                                          -----------
                              INDUSTRIAL DEVELOPMENT REVENUE/
                              POLLUTION CONTROL REVENUE - 7.0%
Baa1      BBB        $  450   Gulf Coast, Texas Waste
                              Disposal Authority,
                              Champion International
                              (AMT), 7.25%, 4/01/17       $   481,401
A2        A+          1,000   Port Corpus Christi, Texas,
                              Hoechst Celanese
                              Corporation, 6.875%,
                              4/01/17                       1,048,690
Baa2      BBB           400   West Side Calhoun County
                              Navigation District, Texas,
                              Union Carbide (AMT), 6.40%,
                              5/01/23                         380,572
                                                          -----------
                                                          $ 1,910,663
                                                          -----------
                              INSURED EDUCATION - 0.4%
Aaa       AAA        $  100   Southwest, Texas, Southern
                              Methodist University
                              (FGIC), 6.375%, 10/01/13    $   104,393
                                                          -----------
                              INSURED ELECTRIC UTILITIES - 14.5%
Aaa       AAA        $1,000   Austin, Texas Utility
                              System (FGIC), 6.25%,
                              5/15/16                     $ 1,020,160
Aaa       AAA           250   Brazos River Authority,
                              Texas, Houston Lighting and
                              Power Company (FGIC),
                              7.20%, 12/01/18                 267,497

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY               VALUE
---------------------------------------------------------------------
                              INSURED ELECTRIC UTILITIES -
                              (CONTINUED)
Aaa       AAA            75   Brazos River Authority,
                              Texas, Houston Light and
                              Power (AMBAC), 6.70%,
                              3/01/17                          78,424
Aaa       AAA         1,050   Corpus Christi, Texas
                              Utility System (MBIA),
                              5.20%, 7/15/13                  960,561
Aaa       AAA           500   Lower Colorado River
                              Authority Junior Lien,
                              Texas (FGIC), 0%, 1/01/12       183,855
Aaa       AAA           605   Montgomery County, Texas
                              MUD #47 Water & Sewer
                              (AMBAC), 6.125%, 10/01/20       607,432
Aaa       AAA           100   Sabine River Authority,
                              Texas, Utilities Electric
                              Company (FGIC), 6.55%,
                              10/01/22                        103,182
Aaa       AAA         1,395   Texas Municipal Power
                              Agency (MBIA), 0%, 9/01/13      463,405
Aaa       AAA         1,000   Texas Municipal Power
                              Agency (MBIA), 0%, 9/01/17      254,790
                                                          -----------
                                                          $ 3,939,306
                                                          -----------
                              INSURED GENERAL OBLIGATION - 1.9%
Aaa       AAA        $  100   Brownsville, Texas
                              Navigation District
                              (AMBAC), 6.25%, 3/01/14     $   102,245
Aaa       AAA           500   Ector County, Texas G.O.
                              (AMBAC), 4.25%, 2/15/10         426,335
                                                          -----------
                                                          $   528,580
                                                          -----------
                              INSURED HOSPITAL - 6.6%
Aaa       AAA        $  250   Coastal Bend, Texas HFC
                              Incarnate Word Health
                              Services (AMBAC), 6.30%,
                              1/01/17                     $   254,058
Aaa       AAA           500   Harris County, Texas HFC
                              Hermann Hospital (MBIA),
                              6.375%, 10/01/24 (1)            507,320
Aaa       AAA         1,000   Tyler County, Texas HFC
                              Mother Frances Hospital
                              (FGIC), 6.50%, 7/01/22        1,029,190
                                                          -----------
                                                          $ 1,790,568
                                                          -----------
                              INSURED LEASE/COP - 1.7%
Aaa       AAA        $  500   East Texas Jails, Angelina
                              County Project (MBIA),
                              5.25%, 5/01/14              $   459,665
                                                          -----------
                              INSURED TRANSPORTATION - 12.0%
Aaa       AAA        $  500   Dallas-Fort Worth
                              International Airport,
                              Texas (MBIA), 6.00%,
                              11/01/12                    $   504,175
Aaa       AAA           500   Dallas-Fort Worth
                              International Airport,
                              Texas (FGIC), 5.625%,
                              11/01/15                        475,890
Aaa       AAA           500   Harris County, Texas Toll
                              Road Senior Lien (AMBAC),
                              5.30%, 8/15/13                  465,385
Aaa       AAA         2,000   Harris County, Texas Toll
                              Road Subordinate Lien
                              (FGIC), 5.375%, 8/15/20       1,819,820
                                                          -----------
                                                          $ 3,265,270
                                                          -----------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY               VALUE
---------------------------------------------------------------------
                              INSURED WATER & SEWER - 1.7%
Aaa       AAA        $  520   Tarrant County, Texas Water
                              and Improvement District
                              Number One (AMBAC), 4.75%,
                              3/01/12                     $   450,819
                                                          -----------
                              LEASE/COP - 0.9%
NR        BBB-       $  250   Rio Grande, Texas
                              Independent School District
                              Lease, 6.75%, 7/15/10       $   241,558
                                                          -----------
                              MISCELLANEOUS - 5.9%
Baa2      BB+        $  505   Alliance Airport Authority,
                              Texas, American Airlines,
                              7.50%, 12/01/29             $   524,180
Aaa       AAA         1,000   Austin, Texas Hotel
                              Occupancy Tax Revenue,
                              5.125% (AMBAC), 11/15/19        882,970
NR        NR            250   Retama Development, Texas,
                              Retama Racetrack, 8.75%,
                              12/15/18                        200,000
                                                          -----------
                                                          $ 1,607,150
                                                          -----------
                              TRANSPORTATION - 3.7%
Ba1       BB         $  235   Dallas-Fort Worth Texas
                              Airport, Delta Airlines
                              (AMT), 7.125%, 11/01/26     $   239,872
Baa2      BB+           225   Dallas-Fort Worth Texas
                              Airport, Delta Airlines
                              (AMT), 7.50%, 11/01/25          233,986
NR        BBB           255   Guam Airport Authority
                              (AMT), 6.70%, 10/01/23          254,967
Aa        AA             25   Harris County, Texas Toll
                              Road, Subordinate Lien,
                              6.75%, 8/01/14                   26,726
Baa3      BB+           250   Puerto Rico Ports
                              Authority, American
                              Airlines (AMT), 6.30%,
                              6/01/23                         242,637
                                                          -----------
                                                          $   998,188
                                                          -----------
                              WATER & SEWER REVENUE - 0.8%
Aa        AA         $  250   Dallas, Texas Water and
                              Sewer, 5.00%, 4/01/09       $   236,018
                                                          -----------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS (IDENTIFIED
                              COST, $26,750,393)          $27,171,891
                                                          ===========

(1) Security has been segregated to cover margin requirements for open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Texas municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1995, 55.3% of the securities in the portfolio of investments are backed by bond insurance of various financial guaranty assurance agencies. The aggregate percentage by financial institution ranges from 0.8% to 18.4% of total investments.

                       See notes to financial statements

--------------------------------------------------------------------------------
                              Tax Free Portfolios
                              Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                 July 31, 1995
--------------------------------------------------------------------------------

                                                            ARIZONA        COLORADO      CONNECTICUT       MICHIGAN
                                                           PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                          ------------    -----------    ------------    ------------
ASSETS:
  Investments --
     Identified cost                                      $140,218,111    $44,277,269   $192,808,845     $182,066,681
     Unrealized appreciation (depreciation)                  3,828,622      1,159,426     (1,554,336)       4,460,215
                                                          ------------    -----------   ------------     ------------
       Total investments, at value (Note 1A)              $144,046,733    $45,436,695   $191,254,509     $186,526,896
  Cash                                                             426        687,824      1,592,566        2,048,393
  Receivable for investments sold                                   --         35,463             --          800,000
  Interest receivable                                        1,411,599        596,740      2,509,768        2,949,373
  Deferred organization expenses (Note 1D)                       4,476          1,464          6,823            6,501
                                                          ------------    -----------   ------------     ------------
          Total assets                                    $145,463,234    $46,758,186   $195,363,666     $192,331,163
                                                          ------------    -----------   ------------     ------------
LIABILITIES:
  Payable for when issued securities (Note 1F)            $         --    $   658,200   $         --     $    964,896
  Payable for daily variation margin on open financial
     futures contracts (Note 1E)                                33,469         20,719         77,031           99,875
  Demand note payable (Note 5)                                 903,000             --             --               --
  Payable to affiliates --
     Trustees' fees                                                669            135            919              889
     Custodian fees                                              2,924            639          3,823               --
  Accrued expenses                                               2,157          1,327          6,104            2,522
                                                          ------------    -----------   ------------     ------------
          Total liabilities                               $    942,219    $   681,020   $     87,877     $  1,068,182
                                                          ------------    -----------   ------------     ------------
Net Assets applicable to investors' interest in
  Portfolio                                               $144,521,015    $46,077,166   $195,275,789     $191,262,981
                                                          ============    ===========   ============     ============
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
     withdrawals                                          $140,643,966    $44,887,762   $196,718,666     $186,667,067
  Unrealized appreciation (depreciation) of investments
     and financial futures contracts (computed on the
     basis ofidentified cost)                                3,877,049      1,189,404     (1,442,877)       4,595,914
                                                          ------------    -----------   ------------     ------------
          Total                                           $144,521,015    $46,077,166   $195,275,789     $191,262,981
                                                          ============    ===========   ============     ============

                       See notes to financial statements

--------------------------------------------------------------------------------

                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                 July 31, 1995
--------------------------------------------------------------------------------

                                                            MINNESOTA      NEW JERSEY     PENNSYLVANIA       TEXAS
                                                            PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                           -----------    ------------    ------------    -----------
ASSETS:
  Investments --
     Identified cost                                       $78,851,048    $389,842,758   $477,086,127     $26,750,393
     Unrealized appreciation                                 2,570,065      13,642,657     13,981,203         421,498
                                                           -----------    ------------   ------------     -----------
       Total investments, at value (Note 1A)               $81,421,113    $403,485,415   $491,067,330     $27,171,891
  Cash                                                         400,411       1,075,446      4,181,885       1,058,371
  Receivable for investments sold                                   --       3,861,470         30,000              --
  Interest receivable                                        1,168,552       5,337,412      6,962,611         472,632
  Receivable from the Investment Adviser (Note 2)                   --              --             --          18,606
  Deferred organization expenses (Note 1D)                       2,508          11,270         13,558           1,415
                                                           -----------    ------------   ------------     -----------
          Total assets                                     $82,992,584    $413,771,013   $502,255,384     $28,722,915
                                                           -----------    ------------   ------------     -----------
LIABILITIES:
  Payable for investments purchased                        $        --    $  2,654,715   $         --     $   479,270
  Payable for daily variation margin on open financial
     futures contracts (Note 1E)                                21,250          66,406             --          14,875
  Payable to affiliates --
     Trustees' fees                                                540           1,406          1,713             137
     Custodian fees                                              1,572           5,883             --             211
  Accrued expenses                                               1,526           4,181          3,367           1,401
                                                           -----------    ------------   ------------     -----------
          Total liabilities                                $    24,888    $  2,732,591   $      5,080     $   495,894
                                                           -----------    ------------   ------------     -----------
Net Assets applicable to investors' interest in
  Portfolio                                                $82,967,696    $411,038,422   $502,250,304     $28,227,021
                                                           ===========    ============   ============     ===========
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
     withdrawals                                           $80,383,134    $397,350,461   $488,269,101     $27,771,750
  Unrealized appreciation of investments and financial
     futures contracts (computed on the basis of
     identified cost)                                        2,584,562      13,687,961     13,981,203         455,271
                                                           -----------    ------------   ------------     -----------
          Total                                            $82,967,696    $411,038,422   $502,250,304     $28,227,021
                                                           ===========    ============   ============     ===========

                       See notes to financial statements

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS (Continued)

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                            Year Ended July 31, 1995
--------------------------------------------------------------------------------

                                                              ARIZONA       COLORADO      CONNECTICUT     MICHIGAN
                                                             PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                            -----------    -----------    -----------    -----------
INVESTMENT INCOME (NOTE 1B):
  Interest income                                           $ 9,380,468    $ 2,916,273   $12,024,017     $12,313,929
                                                            -----------    -----------   -----------     -----------
  Expenses --
     Investment adviser fee (Note 2)                        $   629,148    $   128,496   $   835,605     $   856,258
     Compensation of Trustees not members of the Investment
       Adviser's organization (Note 2)                            9,186          1,335        17,185          11,255
     Custodian fees (Note 2)                                     65,302         16,604        48,135           1,944
     Interest expense (Note 5)                                   24,478          7,980        55,056          19,364
     Legal and accounting services                               23,018         20,942        27,771          26,172
     Bond pricing                                                11,371          7,911        15,577          14,364
     Amortization of organization expenses (Note 1D)              1,793            637         2,620           2,493
     Printing and postage                                           200             --           552              --
     Registration costs                                             125            125           125             125
     Miscellaneous                                                4,266          1,133        15,780           4,161
                                                            -----------    -----------   -----------     -----------
       Total expenses                                       $   768,887    $   185,163   $ 1,018,406     $   936,136
  Deduct reduction of investment adviser fee (Note 2)                --         69,064            --              --
                                                            -----------    -----------   -----------     -----------
          Net expenses                                      $   768,887    $   116,099   $ 1,018,406     $   936,136
                                                            -----------    -----------   -----------     -----------
            Net investment income                           $ 8,611,581    $ 2,800,174   $11,005,611     $11,377,793
                                                            -----------    -----------   -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss --
     Investment transactions (identified cost basis)        $(4,877,347)   $(1,800,477)  $(2,556,284)    $(3,817,102)
     Financial futures contracts                               (995,149)      (721,504)   (2,778,750)     (2,415,234)
                                                            -----------    -----------   -----------     -----------
          Net realized loss on investments                  $(5,872,496)   $(2,521,981)  $(5,335,034)    $(6,232,336)
                                                            -----------    -----------   -----------     -----------
  Change in unrealized appreciation --
     Investments                                            $ 7,691,430    $ 2,725,487   $ 3,995,907     $ 6,667,070
     Financial futures contracts                                166,028         98,064       537,717         280,007
                                                            -----------    -----------   -----------     -----------
          Net unrealized appreciation of investments        $ 7,857,458    $ 2,823,551   $ 4,533,624     $ 6,947,077
                                                            -----------    -----------   -----------     -----------
            Net realized and unrealized gain (loss) on
               investments                                  $ 1,984,962    $   301,570   $  (801,410)    $   714,741
                                                            -----------    -----------   -----------     -----------
               Net increase in net assets from operations   $10,596,543    $ 3,101,744   $10,204,201     $12,092,534
                                                            ===========    ===========   ===========     ===========

                       See notes to financial statements

--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                            Year Ended July 31, 1995
--------------------------------------------------------------------------------

                                                            MINNESOTA      NEW JERSEY     PENNSYLVANIA       TEXAS
                                                            PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                           -----------    ------------    ------------    -----------
INVESTMENT INCOME (NOTE 1B):
  Interest income                                          $ 5,259,766    $ 26,778,322    $ 33,140,571    $ 1,711,252
                                                           -----------    ------------    ------------    -----------
  Expenses --
     Investment adviser fee (Note 2)                       $   310,489    $  1,944,340    $  2,416,419    $    56,319
     Compensation of Trustees not members of the
       Investment Adviser's organization (Note 2)                5,240          14,740          20,013          1,753
     Custodian fees (Note 2)                                    20,399          91,170              --          7,834
     Interest expense (Note 5)                                  18,478          38,870          11,820          3,559
     Legal and accounting services                              23,039          35,317          38,577         16,838
     Bond pricing                                               11,391          18,054          15,974          8,533
     Amortization of organization expenses (Note 1D)             1,018           4,464           5,278            605
     Registration costs                                             --             125             125            125
     Miscellaneous                                               2,379           8,434           8,815            208
                                                           -----------    ------------    ------------    -----------
       Total expenses                                      $   392,433    $  2,155,514    $  2,517,021    $    95,774
                                                           -----------    ------------    ------------    -----------
  Deduct --
     Reduction of investment adviser fee (Note 2)          $        --    $         --    $         --    $    56,319
     Allocation of expenses to the Investment Adviser
       (Note 2)                                                     --              --              --         18,606
                                                           -----------    ------------    ------------    -----------
       Total                                               $        --    $         --    $         --    $    74,925
                                                           -----------    ------------    ------------    -----------
          Net expenses                                     $   392,433    $  2,155,514    $  2,517,021    $    20,849
                                                           -----------    ------------    ------------    -----------
            Net investment income                          $ 4,867,333    $ 24,622,808    $ 30,623,550    $ 1,690,403
                                                           -----------    ------------    ------------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss --
     Investment transactions (identified cost basis)       $(3,665,826)   $(13,015,045)   $(13,832,451)   $  (610,466)
     Financial futures contracts                            (1,549,418)     (4,759,465)     (6,462,533)      (393,285)
                                                           -----------    ------------    ------------    -----------
          Net realized loss on investments                 $(5,215,244)   $(17,774,510)   $(20,294,984)   $(1,003,751)
                                                           -----------    ------------    ------------    -----------
  Change in unrealized appreciation --
     Investments                                           $ 4,573,005    $ 15,570,319    $ 16,678,284    $ 1,169,634
     Financial futures contracts                               195,669       1,061,635       2,323,941         50,424
                                                           -----------    ------------    ------------    -----------
          Net unrealized appreciation of investments       $ 4,768,674    $ 16,631,954    $ 19,002,225    $ 1,220,058
                                                           -----------    ------------    ------------    -----------
            Net realized and unrealized gain (loss) on
               investments                                 $  (446,570)   $ (1,142,556)   $ (1,292,759)   $   216,307
                                                           -----------    ------------    ------------    -----------
               Net increase in net assets from operations  $ 4,420,763    $ 23,480,252    $ 29,330,791    $ 1,906,710
                                                           ===========    ============    ============    ===========

                       See notes to financial statements

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS (Continued)

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                            Year Ended July 31, 1995
--------------------------------------------------------------------------------

                                                           ARIZONA         COLORADO      CONNECTICUT       MICHIGAN
                                                          PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                         ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                               $  8,611,581    $  2,800,174   $ 11,005,611     $ 11,377,793
     Net realized loss on investment transactions          (5,872,496)     (2,521,981)    (5,335,034)      (6,232,336)
     Change in unrealized appreciation of investments       7,857,458       2,823,551      4,533,624        6,947,077
                                                         ------------    ------------   ------------     ------------
       Net increase in net assets from operations        $ 10,596,543    $  3,101,744   $ 10,204,201     $ 12,092,534
                                                         ------------    ------------   ------------     ------------
  Capital transactions --
     Contributions                                       $ 21,272,707    $ 10,355,365   $ 25,911,862     $ 14,779,804
     Withdrawals                                          (41,416,595)    (11,778,902)   (32,878,239)     (39,641,020)
                                                         ------------    ------------   ------------     ------------
       Decrease in net assets resulting from capital
          transactions                                   $(20,143,888)   $ (1,423,537)  $ (6,966,377)    $(24,861,216)
                                                         ------------    ------------   ------------     ------------
            Total increase (decrease) in net assets      $ (9,547,345)   $  1,678,207   $  3,237,824     $(12,768,682)
NET ASSETS:
  At beginning of year                                    154,068,360      44,398,959    192,037,965      204,031,663
                                                         ------------    ------------   ------------     ------------
  At end of year                                         $144,521,015    $ 46,077,166   $195,275,789     $191,262,981
                                                         ============    ============   ============     ============

--------------------------------------------------------------------------------

                                                          MINNESOTA       NEW JERSEY     PENNSYLVANIA        TEXAS
                                                          PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                         ------------    ------------    -------------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                               $  4,867,333    $ 24,622,808    $ 30,623,550     $ 1,690,403
     Net realized loss on investment transactions          (5,215,244)    (17,774,510)    (20,294,984)     (1,003,751)
     Change in unrealized appreciation of investments       4,768,674      16,631,954      19,002,225       1,220,058
                                                         ------------    ------------    ------------     -----------
       Net increase in net assets from operations        $  4,420,763    $ 23,480,252    $ 29,330,791     $ 1,906,710
                                                         ------------    ------------    ------------     -----------
  Capital transactions --
     Contributions                                       $ 11,350,380    $ 43,487,001    $ 38,709,755     $ 4,736,724
     Withdrawals                                          (16,808,817)    (79,782,847)   (102,576,381)     (6,005,420)
                                                         ------------    ------------    ------------     -----------
       Decrease in net assets resulting from capital
          transactions                                   $ (5,458,437)   $(36,295,846)   $(63,866,626)    $(1,268,696)
                                                         ------------    ------------    ------------     -----------
            Total increase (decrease) in net assets      $ (1,037,674)   $(12,815,594)   $(34,535,835)    $   638,014
NET ASSETS:
  At beginning of year                                     84,005,370     423,854,016     536,786,139      27,589,007
                                                         ------------    ------------    ------------     -----------
  At end of year                                         $ 82,967,696    $411,038,422    $502,250,304     $28,227,021
                                                         ============    ============    ============     ===========

                       See notes to financial statements

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                           Year Ended July 31, 1994*
--------------------------------------------------------------------------------

                                                           ARIZONA        COLORADO      CONNECTICUT       MICHIGAN
                                                          PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                         ------------    -----------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                               $  6,694,909    $ 1,681,554   $  8,098,918     $  9,191,618
     Net realized gain (loss) on investment
       transactions                                           (79,923)      (238,197)       610,531          459,500
     Change in unrealized depreciation of investments     (11,906,679)    (2,832,041)   (15,885,963)     (15,894,224)
                                                         ------------    -----------    -----------     ------------
       Net decrease in net assets from operations        $ (5,291,693)   $(1,388,684)  $ (7,176,514)    $ (6,243,106)
                                                         ------------    -----------    -----------     ------------
  Capital transactions --
     Contributions                                       $ 49,588,326    $25,061,524   $ 55,286,988     $ 43,549,085
     Withdrawals                                          (23,767,597)    (3,620,273)   (15,920,869)     (20,939,507)
                                                         ------------    -----------    -----------     ------------
       Increase in net assets resulting from capital
          transactions                                   $ 25,820,729    $21,441,251   $ 39,366,119     $ 22,609,578
                                                         ------------    -----------    -----------     ------------
          Total increase in net assets                   $ 20,529,036    $20,052,567   $ 32,189,605     $ 16,366,472
NET ASSETS:
  At beginning of period                                  133,539,324     24,346,392    159,848,360      187,665,191
                                                         ------------    -----------    -----------     ------------
  At end of period                                       $154,068,360    $44,398,959   $192,037,965     $204,031,663
                                                         ============    ===========   ============     ============

--------------------------------------------------------------------------------

                                                           MINNESOTA      NEW JERSEY     PENNSYLVANIA       TEXAS
                                                           PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                          -----------    ------------    ------------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                                $ 3,534,268    $ 19,598,942   $ 25,052,308     $ 1,024,502
     Net realized gain (loss) on investment transactions      361,104       1,931,832     (1,606,336)       (193,762)
     Change in unrealized depreciation of investments      (6,315,849)    (34,629,145)   (41,094,537)     (1,491,855)
                                                          -----------    ------------   ------------     -----------
       Net decrease in net assets from operations         $(2,420,477)   $(13,098,371)  $(17,648,565)    $  (661,115)
                                                          -----------    ------------   ------------     -----------
  Capital transactions --
     Contributions                                        $28,250,170    $ 95,610,275   $113,666,177     $14,312,043
     Withdrawals                                           (8,843,182)    (52,334,675)   (56,232,111)     (2,091,287)
                                                          -----------    ------------   ------------     -----------
       Increase in net assets resulting from capital
          transactions                                    $19,406,988    $ 43,275,600   $ 57,434,066     $12,220,756
                                                          -----------    ------------   ------------     -----------
          Total increase in net assets                    $16,986,511    $ 30,177,229    $39,785,501     $11,559,641
NET ASSETS:
  At beginning of period                                   67,018,859     393,676,787    497,000,638      16,029,366
                                                          -----------    ------------   ------------     -----------
  At end of period                                        $84,005,370    $423,854,016   $536,786,139     $27,589,007
                                                          ===========    ============   ============     ===========

* For the ten months ended July 31, 1994 (Note 7).

                       See notes to financial statements

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS (Continued)

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                         Year Ended September 30, 1993*
--------------------------------------------------------------------------------

                                                           ARIZONA        COLORADO      CONNECTICUT       MICHIGAN
                                                          PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                         ------------    -----------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                               $  3,814,722    $   529,081   $  4,491,010     $  5,803,151
     Net realized gain (loss) on investment
       transactions                                         2,843,057        (42,421)      (369,709)        (383,574)
     Change in unrealized appreciation (depreciation)
       of investments                                       5,331,763      1,030,366      8,422,527        9,602,839
                                                         ------------    -----------   ------------     ------------
          Net increase in net assets from operations     $ 11,989,542    $ 1,517,026   $ 12,543,828     $ 15,022,416
                                                         ------------    -----------   ------------     ------------
  Capital transactions --
     Contributions                                       $148,348,087    $23,748,943   $187,818,789     $184,212,796
     Withdrawals                                          (26,898,325)    (1,019,597)   (40,614,277)     (11,670,041)
                                                         ------------    -----------   ------------     ------------
       Increase in net assets resulting from capital
          transactions                                   $121,449,762    $22,729,346   $147,204,512     $172,542,755
                                                         ------------    -----------   ------------     ------------
          Total increase in net assets                   $133,439,304    $24,246,372   $159,748,340     $187,565,171
NET ASSETS:
  At beginning of period                                      100,020        100,020        100,020          100,020
                                                         ------------    -----------   ------------     ------------
  At end of period                                       $133,539,324    $24,346,392   $159,848,360     $187,665,191
                                                         ============    ===========   ============     ============

--------------------------------------------------------------------------------

                                                           MINNESOTA      NEW JERSEY     PENNSYLVANIA       TEXAS
                                                           PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                          -----------    ------------    ------------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                                $ 1,988,776    $ 12,599,045   $ 16,036,467     $   333,755
     Net realized gain (loss) on investment transactions     (249,985)        108,306      2,426,891         (68,370)
     Change in unrealized appreciation (depreciation)
       of investments                                       3,295,330      20,473,018     21,996,791         606,518
                                                          -----------    ------------   ------------     -----------
          Net increase in net assets from operations      $ 5,034,121    $ 33,180,369   $ 40,460,149     $   871,903
                                                          -----------    ------------   ------------     -----------
  Capital transactions --
     Contributions                                        $75,312,856    $409,889,770   $536,041,409     $19,000,571
     Withdrawals                                          (13,428,138)    (49,493,372)   (79,600,940)     (3,943,128)
                                                          -----------    ------------    -----------     -----------
       Increase in net assets resulting from capital
          transactions                                    $61,884,718    $360,396,398   $456,440,469     $15,057,443
                                                          -----------    ------------   ------------     -----------
          Total increase in net assets                    $66,918,839    $393,576,767   $496,900,618     $15,929,346
NET ASSETS:
  At beginning of period                                      100,020         100,020        100,020         100,020
                                                          -----------    ------------   ------------     -----------
  At end of period                                        $67,018,859    $393,676,787   $497,000,638     $16,029,366
                                                          ===========    ============   ============     ===========

* For the period from the start of business, February 1, 1993, to September 30, 1993.

                       See notes to financial statements

--------------------------------------------------------------------------------

                               SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                        ARIZONA PORTFOLIO                  COLORADO PORTFOLIO
                                                 -------------------------------     -------------------------------
                                                           YEAR ENDED                          YEAR ENDED
                                                 -------------------------------     -------------------------------
                                                 JULY 31,   JULY 31,   SEPT. 30,     JULY 31,   JULY 31,   SEPT. 30,
                                                   1995      1994*      1993**         1995      1994*      1993**
                                                 --------   --------   ---------     --------   --------   ---------
RATIOS (AS A PERCENTAGE OF AVERAGE
  DAILY NET ASSETS)++:
  Net expenses                                      0.52%      0.46%+     0.42% +      0.25%      0.02% +     0.06%+
  Net investment income                             5.81%      5.43%+     5.46% +      6.05%      5.73% +     5.60%+
PORTFOLIO TURNOVER                                    22%        23%       107%          52%        23%         10%
NET ASSETS, end of period (000 omitted)          $144,521   $154,068   $133,539      $46,077    $44,399     $24,346

++The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee and/or allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

RATIOS (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):
  Expenses                                                                             0.40%      0.35%+     0.35%+
  Net investment income                                                                5.90%      5.40%+     5.31%+

--------------------------------------------------------------------------------

                                                     CONNECTICUT PORTFOLIO                MICHIGAN PORTFOLIO
                                                -------------------------------     -------------------------------
                                                          YEAR ENDED                          YEAR ENDED
                                                -------------------------------     -------------------------------
                                                JULY 31,   JULY 31,   SEPT. 30,     JULY 31,   JULY 31,   SEPT. 30,
                                                  1995      1994*      1993**         1995      1994*      1993**
                                                --------   --------   ---------     --------   --------   ---------
RATIOS (AS A PERCENTAGE OF AVERAGE
  DAILY NET ASSETS):
  Net expenses                                     0.53%      0.47%+     0.46% +       0.48%      0.47%+     0.44% +
  Net investment income                            5.77%      5.40%+     5.45% +       5.85%      5.48%+     5.46% +
PORTFOLIO TURNOVER                                   29%        10%        10%           54%        45%        20%
NET ASSETS, end of period (000 omitted)         $195,276   $192,038   $159,848      $191,263   $204,032   $187,665

 + Annualized.
 * For the ten months ended July 31, 1994 (Note 7).
** For the period from the start of business, February 1, 1993, to September 30, 1993.

                       See notes to financial statements

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS (Continued)

                               SUPPLEMENTARY DATA
--------------------------------------------------------------------------------


                                                      MINNESOTA PORTFOLIO                NEW JERSEY PORTFOLIO
                                                -------------------------------     -------------------------------
                                                          YEAR ENDED                          YEAR ENDED
                                                -------------------------------     -------------------------------
                                                JULY 31,   JULY 31,   SEPT. 30,     JULY 31,   JULY 31,   SEPT. 30,
                                                  1995      1994*      1993**         1995      1994*      1993**
                                                --------   --------   ---------     --------   --------   ---------
RATIOS (AS A PERCENTAGE OF AVERAGE
  DAILY NET ASSETS):
  Net expenses                                     0.47%      0.45% +     0.40%+        0.52%      0.50%+     0.50% +
  Net investment income                            5.83%      5.50% +     5.58%+        5.96%      5.62%+     5.67% +
PORTFOLIO TURNOVER                                   76%        20%         10%           54%        25%        12%
NET ASSETS, end of period (000 omitted)          $82,968    $84,005     $67,019      $411,038   $423,854   $393,677

--------------------------------------------------------------------------------

                                                     PENNSYLVANIA PORTFOLIO                  TEXAS PORTFOLIO
                                                 -------------------------------     -------------------------------
                                                           YEAR ENDED                          YEAR ENDED
                                                 -------------------------------     -------------------------------
                                                 JULY 31,   JULY 31,   SEPT. 30,     JULY 31,   JULY 31,   SEPT. 30,
                                                   1995      1994*      1993**         1995      1994*      1993**
                                                 --------   --------   ---------     --------   --------   ---------
RATIOS (AS A PERCENTAGE OF AVERAGE
  DAILY NET ASSETS)++ :
  Net expenses                                      0.49%      0.48%+     0.50% +      0.08%      0.00% +     0.03%+
  Net investment income                             6.02%      5.66%+     5.71% +      6.20%      5.69% +     5.82%+
PORTFOLIO TURNOVER                                    44%        21%        17%          49%        27%          8%
NET ASSETS, end of period (000 omitted)          $502,250   $536,786   $497,001      $28,227    $27,589     $16,029

++The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee and/or allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

RATIOS (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):
  Expenses                                                                             0.35%      0.37%+     0.42%+
  Net investment income                                                                5.93%      5.32%+     5.43%+

 + Annualized.
 * For the ten months ended July 31, 1994 (Note 7).
** For the period from the start of business, February 1, 1993, to September 30, 1993.

                       See notes to financial statements

--------------------------------------------------------------------------------
                         Notes to Financial Statements
--------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES

Arizona Tax Free Portfolio (Arizona Portfolio), Colorado Tax Free Portfolio (Colorado Portfolio), Connecticut Tax Free Portfolio (Connecticut Portfolio), Michigan Tax Free Portfolio (Michigan Portfolio), Minnesota Tax Free Portfolio (Minnesota Portfolio), New Jersey Tax Free Portfolio (New Jersey Portfolio), Pennsylvania Tax Free Portfolio (Pennsylvania Portfolio) and Texas Tax Free Portfolio (Texas Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies of the Portfolios. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. INCOME -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

C. INCOME TAXES -- The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios are ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deductions or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by a Portfolio in connection with its organization are being amortized on the straight-line basis over five years beginning on the date each Portfolio commenced operations.

E. FINANCIAL FUTURES CONTRACTS -- Upon the entering of a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Portfolios may engage in when-issued and delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin accruing interest on settlement date.

G. OTHER -- Investment transactions are accounted for on a trade date basis.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(2) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio.

The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities).

For the year ended July 31, 1995, each Portfolio paid advisory fees as follows:

                      AMOUNT           EFFECTIVE RATE*
                    ----------         ----------------
Arizona             $  629,148               0.42%
Colorado               128,496               0.28%
Connecticut            835,605               0.44%
Michigan               856,258               0.44%
Minnesota              310,489               0.37%
New Jersey           1,944,340               0.47%
Pennsylvania         2,416,419               0.48%
Texas                   56,319               0.21%

To enhance the net income of the Colorado Portfolio and the Texas Portfolio, BMR made a reduction in its fee in the amount of $69,064 and $56,319, respectively, and $18,606 of expenses related to the operation of the Texas Portfolio were allocated to BMR.

Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee. Investors Bank & Trust Company (IBT), an affiliate of EVM and BMR, serves as custodian of the Portfolios. Pursuant to the custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended July 31, 1995, no significant amounts have been deferred.

* Advisory fees paid as a percentage of average daily net assets.

--------------------------------------------------------------------------------
(3) INVESTMENTS

Purchases and sales of investments, other than U.S. Government securities and short-term obligations, for the year ended July 31, 1995 were as follows:

               ARIZONA PORTFOLIO         COLORADO PORTFOLIO        CONNECTICUT PORTFOLIO        MICHIGAN PORTFOLIO
              -------------------       --------------------       ----------------------       ------------------
Purchases         $31,754,220               $ 23,720,614                $ 55,774,738               $101,893,489
Sales              42,996,767                 25,026,530                  58,525,219                116,259,363

              MINNESOTA PORTFOLIO       NEW JERSEY PORTFOLIO       PENNSYLVANIA PORTFOLIO        TEXAS PORTFOLIO
              -------------------       --------------------       ----------------------       ------------------
Purchases         $62,647,201               $219,433,205                $220,102,046                $13,166,608
Sales              62,259,757                237,114,073                 264,136,096                 13,804,505

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(4) FEDERAL INCOME TAX BASIS OF INVESTMENTS

The cost and unrealized appreciation/depreciation in value of the investments owned by each Portfolio at July 31, 1995, as computed on a federal income tax basis, were as follows:

                                                       ARIZONA          COLORADO       CONNECTICUT        MICHIGAN
                                                      PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                     ------------     ------------     ------------     ------------
Aggregate Cost                                       $140,218,111     $ 44,277,269     $192,808,845     $182,066,681
                                                     ------------     ------------     ------------     ------------
Gross unrealized appreciation                        $  6,026,055     $  1,602,238     $ 3,281,263      $  6,693,457
Gross unrealized depreciation                           2,197,433          442,812       4,835,599         2,233,242
                                                     ------------     ------------     ------------     ------------
     Net unrealized appreciation (depreciation)      $  3,828,622     $  1,159,426     $(1,554,336)     $  4,460,215
                                                     ============     ============     ===========      ============

                                                      MINNESOTA        NEW JERSEY      PENNSYLVANIA        TEXAS
                                                      PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                     ------------     ------------     ------------     ------------
Aggregate Cost                                       $ 78,851,048     $389,842,758     $477,086,127     $ 26,750,393
                                                     ------------     ------------     ------------     ------------
Gross unrealized appreciation                        $  2,866,555     $ 15,128,046     $17,966,732      $    777,979
Gross unrealized depreciation                             296,490        1,485,389       3,985,529           356,481
                                                     ------------     ------------     ------------     ------------
     Net unrealized appreciation                     $  2,570,065     $ 13,642,657     $13,981,203      $    421,498
                                                     ============     ============     ===========      ============

--------------------------------------------------------------------------------

(5) LINE OF CREDIT

The Portfolios participate with other portfolios and funds managed by BMR and EVM in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Each Portfolio may temporarily borrow up to 5% of its total assets to satisfy redemption requests or settle transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. The Portfolios did not have any significant borrowings or allocated fees during the period. For the Connecticut Portfolio, the average daily loan balance for the year ended July 31, 1995 was $1,583,254 and the average interest rate was 7.27%. The maximum borrowings outstanding at any point during the year were $6,997,000. At July 31, 1995, the Arizona Portfolio had a $903,000 loan outstanding pursuant to this line of credit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(6) FINANCIAL INSTRUMENTS

The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at July 31, 1995 is as follows:

                      FUTURES
                     CONTRACTS                                                          NET UNREALIZED
  PORTFOLIO       EXPIRATION DATE                CONTRACTS               POSITION        APPRECIATION
--------------    ----------------       -------------------------       --------       ---------------
Arizona              9/95                63 U.S. Treasury Bonds           Short             $ 48,427
Colorado             9/95                39 U.S. Treasury Bonds           Short               29,978
Connecticut          9/95                145 U.S. Treasury Bonds          Short              111,459
Michigan             9/95                188 U.S. Treasury Bonds          Short              135,699
Minnesota            9/95                40 U.S. Treasury Bonds           Short               14,497
New Jersey           9/95                125 U.S. Treasury Bonds          Short               45,304
Texas                9/95                28 U.S. Treasury Bonds           Short               33,773

At July 31, 1995 each Portfolio had sufficient cash and/or securities to cover margin requirements on open futures contracts.
The Pennsylvania Portfolio had no obligations outstanding at July 31, 1995.
--------------------------------------------------------------------------------
(7) CHANGE IN FISCAL YEAR

The Portfolios changed their fiscal year end from September 30, to July 31, effective July 31, 1994.

--------------------------------------------------------------------------------
                          Independent Auditors' Report
--------------------------------------------------------------------------------
TO THE TRUSTEES AND INVESTORS OF:
  ARIZONA TAX FREE PORTFOLIO
  COLORADO TAX FREE PORTFOLIO
  CONNECTICUT TAX FREE PORTFOLIO
  MICHIGAN TAX FREE PORTFOLIO
  MINNESOTA TAX FREE PORTFOLIO
  NEW JERSEY TAX FREE PORTFOLIO
  PENNSYLVANIA TAX FREE PORTFOLIO
  TEXAS TAX FREE PORTFOLIO

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Arizona Tax Free Portfolio, Colorado Tax Free Portfolio, Connecticut Tax Free Portfolio, Michigan Tax Free Portfolio, Minnesota Tax Free Portfolio, New Jersey Tax Free Portfolio, Pennsylvania Tax Free Portfolio and Texas Tax Free Portfolio as of July 31, 1995 , and the related statements of operations for the year then ended, and the statements of changes in net assets and the supplementary data for the year ended July 31, 1995 and the ten months ended July 31, 1994 and for the period from the start of business, February 1, 1993, to September 30, 1993. These financial statements and supplementary data are the responsibility of the Trusts' management. Our responsibility is to express an opinion on the financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1995, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Arizona Tax Free Portfolio, Colorado Tax Free Portfolio, Connecticut Tax Free Portfolio, Michigan Tax Free Portfolio, Minnesota Tax Free Portfolio, New Jersey Tax Free Portfolio, Pennsylvania Tax Free Portfolio and Texas Tax Free Portfolio at July 31, 1995, the results of their operations, the changes in their net assets and their supplementary data for the respective stated periods in conformity with generally accepted accounting principles.

                                               DELOITTE & TOUCHE LLP

BOSTON, MASSACHUSETTS
AUGUST 25, 1995

--------------------------------------------------------------------------------

Investment Management
--------------------------------------------------------------------------------
FUNDS            OFFICERS                      INDEPENDENT TRUSTEES
                 THOMAS J. FETTER              DONALD R. DWIGHT
                 President                     President, Dwight Partners, Inc.
                                               Chairman, Newspaper of New
                 JAMES B. HAWKES               England, Inc.
                 Vice President, Trustee
                                               SAMUEL L. HAYES, III
                 ROBERT B. MACINTOSH           Jacob H. Schiff Professor of
                 Vice President                Investment Banking, Harvard
                                               University Graduate School of
                 JAMES L. O'CONNOR             Business Administration
                 Treasurer
                                               NORTON H. REAMER
                 THOMAS OTIS                   President and Director,
                 Secretary                     United Asset Management
                                               Corporation

                                               JOHN L. THORNDIKE
                                               Director, Fiduciary Company
                                               Incorporated

                                               JACK L. TREYNOR
                                               Investment Adviser and Consultant

--------------------------------------------------------------------------------
PORTFOLIOS       OFFICERS                      JAMES L. O'CONNOR
                 THOMAS J. FETTER              Treasurer
                 President
                                               THOMAS OTIS
                 JAMES B. HAWKES               Secretary
                 Vice President, Trustee
                                               INDEPENDENT TRUSTEES
                 ROBERT B. MACINTOSH           DONALD R. DWIGHT
                 Vice President of Arizona,    President, Dwight Partners, Inc.
                 Colorado, Connecticut,        Chairman, Newspaper of New
                 Michigan, Minnesota,          England, Inc.
                 New Jersey, Pennsylvania
                 and Texas                     SAMUEL L. HAYES, III
                 Tax Free Portfolios           Jacob H. Schiff Professor of
                 Portfolio Manager of          Investment Banking, Harvard
                 Minnesota and New Jersey      University Graduate
                 Tax Free Portfolios           School of Business Administration

                 CYNTHIA J. CLEMSON            NORTON H. REAMER
                 Vice President and            President and Director,
                 Portfolio Manager of          United Asset Management
                 Arizona and Colorado Tax      Corporation
                 Free Portfolios
                                               JOHN L. THORNDIKE
                 DAVID C. REILLY               Director, Fiduciary Company
                 Vice President and            Incorporated
                 Portfolio Manager of
                 Pennsylvania Tax Free         JACK L. TREYNOR
                 Portfolio                     Investment Adviser and Consultant

                 NICOLE ANDERES
                 Vice President and
                 Portfolio Manager of
                 Connecticut Tax Free
                 Portfolio

                 TIMOTHY T. BROWSE
                 Vice President and
                 Portfolio Manager of
                 Michigan and Texas Tax
                 Free Portfolios

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INVESTMENT ADVISER
Boston Management and Research
24 Federal Street
Boston, MA 02110

FUND ADMINISTRATOR
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

CUSTODIAN
Investors Bank & Trust Company
24 Federal Street
Boston, MA 02110

TRANSFER AGENT
The Shareholder Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

--------------------------------------------------------------------------------

   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Funds, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

                                  EATON VANCE
                                MUNICIPALS TRUST
                               24 FEDERAL STREET
                                BOSTON, MA 02110
                                                                        M-TFCSRC

                         EV TRADITIONAL MUNICIPAL FUNDS

                   EV TRADITIONAL CONNECTICUT MUNICIPALS FUND
                   EV TRADITIONAL NEW JERSEY MUNICIPALS FUND
                  EV TRADITIONAL PENNSYLVANIA MUNICIPALS FUND

               SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                                     DATED
                                DECEMBER 1, 1995


         Each Fund has submitted a proposal to its shareholders to amend, delete or reclassify certain of its fundamental investment restrictions. In connection therewith, certain nonfundamental policies of the Fund will also change. Shareholders will consider these changes at a meeting of shareholders to be held December 8, 1995 (or any adjournment thereof). Until such time as these changes are approved, "Investment Restrictions" in Part I is replaced with the following:

         The Fund may not:

         (1) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by it of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

         (2) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in an amount to, the securities sold short, and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time. (The Fund will make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes);

         (3) Purchase securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the total outstanding voting securities of such issuer to be held by the Fund; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;

         (4) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or is a member, officer, director or trustee of any investment adviser of the Fund, or the Fund if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value);

         (5) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933, or participate on a joint or a joint and several basis in any trading account in securities;

         (6) Lend any of its funds or other assets to any person, directly or indirectly, except (i) through repurchase agreements and (ii) through the loan of a portfolio security (the purchase of a portion of an issue of debt obligations, whether or not the purchase is made on the original issuance, is not considered the making of a loan);

         (7) Borrow money or pledge its assets in excess of 1/3 of the value of its net assets (excluding the amount borrowed) and then only if such borrowing is incurred as a temporary measure for extraordinary or emergency purposes or to facilitate the orderly sale of portfolio securities to accommodate redemption requests; or issue securities other than its shares of beneficial interest, except as appropriate to evidence indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur. The Fund will not purchase securities while outstanding borrowings, including reverse repurchase agreements, exceed 5% of the Fund's total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund while such borrowings are outstanding. The deposit of cash, cash equivalents and liquid debt securities in a segregated account with the Fund's custodian and/or with a broker in connection with futures contracts or related options transactions and the purchase of securities on a "when-issued" basis are not deemed to be a pledge;

         (8) Invest for the purpose of exercising control or management of other companies; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;

         (9) Purchase or sell real estate (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

         (10) Purchase or sell physical commodities or futures contracts for the purchase or sale of physical commodities, provided that the Fund may enter into all types of futures contracts on securities and on securities, economic and other indices and may purchase and sell options on such futures contracts;

         (11) Buy investment securities from or sell them to any of the officers or Trustees of the Trust, its investment adviser or its principal underwriter, as principal; however, any such person or concerns may be employed as a broker upon customary terms; or

         (12) Purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs.

         The Fund and the Portfolio have also adopted the following nonfundamental investment policies. Neither the Fund nor the Portfolio may invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that the Board of Trustees of the Trust or the Portfolio, or its delegate, determines to be liquid, based upon the trading markets for the specific security; provided, however, that the Fund may invest without limitation in the Portfolio or in another investment company with substantially the same investment objective. Neither the Fund nor the Portfolio may purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, if by reason thereof the value of its aggregate investment in such class of securities will exceed 5% of its total assets, provided that the issuers of securities rated by Moody's, S&P, Fitch or any other nationally recognized rating service shall not be considered "unseasoned"; provided, however, that the Fund may invest without limitation in the Portfolio or in another investment company with substantially the same investment objective. Neither the Fund nor the Portfolio may purchase call options on securities. The Fund and Portfolio may purchase put options on municipal obligations only if, after such purchase, not more than 5% of its net assets, as measured by the aggregate of the premiums paid for such options held by it, would be so invested. Neither the Fund nor the Portfolio may invest in warrants, valued at the lower of cost or market, exceeding 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of its net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund or the Portfolio in units or attached to securities may be deemed to be without value. Neither the Fund nor the Portfolio intends to invest in reverse repurchase agreements during the current fiscal year.

         In order to permit the sale of shares of the Fund in certain states, the Fund may make commitments more restrictive than the policies described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.

                                                        STATEMENT OF
                                                        ADDITIONAL INFORMATION
                                                        December 1, 1995
                        EV TRADITIONAL MUNICIPAL FUNDS
                  EV TRADITIONAL CONNECTICUT MUNICIPALS FUND
                  EV TRADITIONAL NEW JERSEY MUNICIPALS FUND
                 EV TRADITIONAL PENNSYLVANIA MUNICIPALS FUND
                              24 Federal Street
                             Massachusetts 02110
                                (800) 225-6265


    This Statement of Additional Information consists of two parts. Part I provides general information about the Funds listed above (each a "Fund") and certain other series of Eaton Vance Municipals Trust (the "Trust"). As described in the Prospectus, each Fund invests its assets in a separate registered investment company (a "Portfolio") with the same investment objective and policies as the Fund. Each Fund's Part II (a "Part II") provides information solely about a Fund and its corresponding Portfolio. Where appropriate Part I includes cross-references to the relevant sections of Part II.

                              TABLE OF CONTENTS
                                                                            Page
                                    PART I
Additional Information about Investment Policies ..........................    1
Investment Restrictions ...................................................    8
Trustees and Officers .....................................................    9
Investment Adviser and Administrator ......................................   11
Custodian .................................................................   13
Services for Accumulation .................................................   13
Service for Withdrawal ....................................................   14
Determination of Net Asset Value ..........................................   14
Investment Performance ....................................................   15
Taxes .....................................................................   16
Principal Underwriter .....................................................   18
Service Plan ..............................................................   19
Portfolio Security Transactions ...........................................   20
Other Information .........................................................   21
Independent Certified Public Accountants ..................................   22
Financial Statements ......................................................   22
Appendix ..................................................................   23


                                   PART II
EV Traditional Connecticut Municipals Fund ................................  a-1
EV Traditional New Jersey Municipals Fund .................................  b-1
EV Traditional Pennsylvania Municipals Fund ...............................  c-1

    Although each Fund offers only its shares of beneficial interest, it is possible that a Fund might become liable for a misstatement or omission in this Statement of Additional Information regarding another Fund because the Funds use this combined Statement of Additional Information. The Trustees of the Trust have considered this factor in approving the use of a combined Statement of Additional Information.

    THIS COMBINED STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED DECEMBER 1, 1995, AS SUPPLEMENTED FROM TIME TO TIME. THIS COMBINED STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

                     STATEMENT OF ADDITIONAL INFORMATION

                                    PART I

    The following information relates generally to the Fund, certain other series of the Trust and the Portfolio. Capitalized terms used in this Statement of Additional Information and not otherwise defined have the meanings given them in the Fund's Prospectus. The Fund is subject to the same investment policies as those of the Portfolio. The Fund currently seeks to achieve its objective by investing in the Portfolio.

               ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES
MUNICIPAL OBLIGATIONS
    Municipal obligations are issued to obtain funds for various public and private purposes. Such obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. In general, there are three categories of municipal obligations the interest on which is exempt from federal income taxes and is not a tax preference item for purposes of the federal alternative minimum tax: (i) certain "public purpose" obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain "private activity bonds" issued after August 7, 1986 which include "qualified
Section 501(c)(3) bonds" or refundings of certain obligations included in the second category. In assessing the federal income tax treatment of interest on any municipal obligation, the Portfolio will generally rely on an opinion of the issuer's counsel (when available) and will not undertake any independent verification of the basis for the opinion. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds.

    Interest on certain "private activity bonds" issued after August 7, 1986 is exempt from regular federal income tax but such interest (including a distribution by the Fund derived from such interest) is treated as a tax preference item which could subject the recipient to or increase the recipient's liability for the federal alternative minimum tax. For corporate shareholders, the Fund's distributions derived from interest on all municipal obligations (whenever issued) is included in "adjusted current earnings" for purposes of the federal alternative minimum tax as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds).

    Market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased in the secondary market after April 30, 1993 is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if the secondary market purchase price is less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimus exclusion.

    Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

    The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations. Such payments are usually subject to annual appropriations by the state or locality.

    Industrial development and pollution control bonds are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users.

    The Portfolio may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Portfolio anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

    While most municipal bonds pay a fixed rate of interest semi-annually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

    The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. The Portfolio will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of Boston Management and Research (the "Investment Adviser")) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Portfolio as a result of any such event, and the Portfolio may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. The Portfolio anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by the Portfolio. The Portfolio will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations.

    The yields on municipal obligations will be dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") and Fitch Investors Service, Inc. ("Fitch") represent their opinions as to the quality of the municipal obligations which they undertake to rate. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of such obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of the Portfolio will be affected by such changes.


RISKS OF CONCENTRATION
Municipal Obligations of a Particular State. For a discussion of the risks associated with the Portfolio's policy of concentrating its investments in a particular State, "Risks of Concentration" in the Fund's Part II of this Statement of Additional Information.


Obligations of Particular Types of Issuers. The Portfolio may invest 25% or more of its total assets in municipal obligations of the same type. There could be economic, business or political developments which might affect all municipal obligations of the same type. In particular, investments in the industrial revenue bonds listed above might involve (without limitation) the following risks.

    Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital's gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increase of hospital charges.

    Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

    Life care facilities are an alternative form of long-term housing for the elderly which offer residents the independence of a condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state and local authorities. Since the bonds are normally secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues sufficient to meet debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit, it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures is an important factor in this process. The facilities may also be affected adversely by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

Obligations of Puerto Rico, U.S. Virgin Islands and Guam. Subject to the Fund's investment policies as set forth in the Prospectus, the Portfolio may invest in the obligations of Puerto Rico, the U.S. Virgin Islands and Guam (the "Territories"). Accordingly, the Portfolio may be adversely affected by local political and economic conditions and developments within the Territories affecting the issuers of such obligations.

    Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. The three largest sectors of the economy (as a percentage of employment) are services (47%), government (22%) and manufacturing (16.4%). These three sectors represent 39%, 11% and 39%, respectively, of the gross domestic product. The service sector is the fastest growing, while the government and manufacturing sectors have been stagnant for the past five years. The North American Free Trade Agreement ("NAFTA"), which became effective January 1, 1994, could lead to the loss of Puerto Rico's lower salaried or labor intensive jobs to Mexico. The June, 1995 unemployment rate was 13.9%.

    The Commonwealth of Puerto Rico exercises virtually the same control over its internal affairs as do the fifty states; however, it differs from the states in its relationship with the federal government. Most federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. However, in conjunction with the 1993 U.S. budget plan, Section 936 of the Internal Revenue Code was amended and provided for two alternative limitations to the Section 936 credit. The first option will limit the credit against such income to 40% of the credit allowable under current law, with a five year phase-in period starting at 60% of the allowable credit. The second option is a wage and depreciation based credit. The reduction of the tax benefits to those U.S. companies with operations in Puerto Rico may lead to slower growth in the future. There can be no assurance that these modifications will not lead to a weakened economy, a lower rating on Puerto Rico's debt or lower prices for Puerto Rican bonds that may be held by the Portfolio.

    Puerto Rico's financial reporting was first conformed to generally accepted accounting principles in fiscal 1990. Nonrecurring revenues have been used frequently to balance recent years' budgets. In November, 1993 Puerto Ricans voted on whether they wished to retain their Commonwealth status, become a state or establish an independent nation. Puerto Ricans voted to retain Commonwealth status, leaving intact the current relationship with the federal government. There can be no assurance that the statehood issue will not be brought to a vote in the future. A successful statehood vote in Puerto Rico would then require ratification by the U.S. Congress.


    The United States Virgin Islands (USVI) are located approximately 1,100 miles east-southeast of Miami and are made up of St. Croix, St. Thomas and St. John. The economy is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. The tourism industry is economically sensitive and would likely be adversely affected by a recession in either the United States or Europe. In September 1995, St. Thomas was hit by a hurricane and sustained extensive damage. The longer term impact on the tourism industry is not yet known. There can be no assurances that the market for USVI bonds will not be affected. In general, hurricanes and civil unrest have and will continue to have an adverse affect on the tourism industry.


    An important component of the USVI revenue base is the federal excise tax on rum exports. Tax revenues rebated by the federal government to the USVI provide the primary security of many outstanding USVI bonds. Since more than 90% of the rum distilled in the USVI is distilled at one plant, any interruption in its operations (as occurred after Hurricane Hugo in 1989) would adversely affect these revenues. Consequently, there can be no assurance that rum exports to the United States and the rebate of tax revenues to the USVI will continue at their present levels. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under NAFTA. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated. The USVI experienced a budget deficit in 1989 due to wage settlements with the unionized government employees. A deficit was also experienced in 1990 due to Hurricane Hugo. The USVI recorded a small surplus in fiscal year 1991. At the end of fiscal 1992, the last year for which results are available, the USVI had an unreserved General Fund deficit of approximately $8.31 million, or approximately 2.1% of expenditures. In order to close a forecasted fiscal 1994 revenue gap of $45.6 million, the Department of Finance has proposed several tax increases and fund transfers. There is currently no rated, unenhanced Virgin Islands debt outstanding (although there is unrated debt outstanding).

    Guam, an unincorporated U.S. territory, is located 1,500 miles southeast of Tokyo. The U.S. military is a key component of Guam's economy. The federal government directly comprises more than 10% of the employment base, with a substantial component of the service sector to support these personnel. Guam is expected to benefit from the closure of the Subic Bay Naval Base and the Clark Air Force Base in the Philippines. The Naval Air Station, one of several U.S. military facilities on the island, has been slated for closure by the Defense Base Closure and Realignment Committee; however, the administration plans to use these facilities to expand the island's commercial airport. Guam is also heavily reliant on tourists, particularly the Japanese. For 1994, the financial position of Guam was weakened as it incurred an unaudited General Fund operating deficit. The administration has taken steps to improve its financial position; however, there are no guarantees that an improvement will be realized. Guam's general obligation debt is rated Baa by Moody's.

MUNICIPAL LEASES
    The Portfolio may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease or installment purchase arrangement which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. A trustee is usually responsible for administering the terms of the participation and enforcing the participants' rights in the underlying lease. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased assets to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. State debt-issuance limitations are deemed to be inapplicable to these arrangements because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Such arrangements are, therefore, subject to the risk that the governmental issuer will not appropriate funds for lease payments.

    Certain muncipal lease obligations owned by the Portfolio may be deemed illiquid for the purpose of the Portfolio's 15% limitation on investments in illiquid securities, unless determined by the Investment Adviser, pursuant to guidelines adopted by the Trustees of the Portfolio, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations, the Investment Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Investment Adviser will consider factors unique to particular lease obligations affecting the marketability thereof. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Portfolio. In the event the Portfolio acquires an unrated municipal lease obligation, the Investment Adviser will be responsible for determining the credit quality of such obligation on an on-going basis, including an assessment of the likelihood that the lease may or may not be cancelled.

ZERO COUPON BONDS
    Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

INSURANCE
    Insured municipal obligations held by the Portfolio (if any) will be insured as to their scheduled payment of principal and interest under either
(i) an insurance policy obtained by the issuer or underwriter of the obligation at the time of its original issuance or (ii) an insurance policy obtained by the Portfolio or a third party subsequent to the obligation's original issuance (which may not be reflected in the obligation's market value. In either event, such insurance may provide that in the event of non-payment of interest or principal when due with respect to an insured obligation, the insurer is not required to make such payment until a specified time has lapsed (which may be 30 days or more after notice).

CREDIT QUALITY
    The Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in evaluating the quality of municipal obligations. In evaluating the credit quality of a particular issue, whether rated or unrated, the Investment Adviser will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The Investment Adviser will attempt to reduce the risks of investing in the lowest investment grade, below investment grade and comparable unrated obligations through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets.

    See "Portfolio of Investments" in the "Financial Statements" incorporated by reference into this Statement of Additional Information with respect to any defaulted obligations held by the Portfolio.

SHORT-TERM TRADING
    The Portfolio may sell (and later purchase) securities in anticipation of a market decline (a rise in interest rates) or purchase (and later sell) securities in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Portfolio believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of municipal obligations or changes in the investment objectives of investors. Such trading may be expected to increase the portfolio turnover rate, which may increase capital gains and the expenses incurred in connection with such trading. The Portfolio anticipates that its annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less).

WHEN ISSUED SECURITIES
    New issues of municipal obligations are sometimes offered on a "when-issued" basis, that is, delivery and payment for the securities normally taking place within a specified number of days after the date of the Portfolio's commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. The Portfolio may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts generally require the issuer to sell and the Portfolio to buy such securities on a settlement date that could be several months or several years in the future.

    The Portfolio will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time the Portfolio enters into the purchase commitment. The Portfolio's custodian will segregate cash or high grade liquid debt securities in a separate account of the Portfolio in an amount at least equal to the when-issued commitments. If the value of the securities placed in the separate account declines, additional cash or high grade liquid debt securities will be placed in the account on a daily basis so that the value of the account will at least equal the amount of the Portfolio's when-issued commitments. When the Portfolio commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by the Portfolio are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e. appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Portfolio's net asset value than if it solely set aside cash to pay for when-issued securities.

VARIABLE RATE OBLIGATIONS
    The Portfolio may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semi-annually, etc.). The revised rates are usually set at the issuer's discretion, in which case the investor normally enjoys the right to "put" the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and are frequently secured by letters of credit or other credit support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer's obligations, a bank may be treated as the issuer of a security for the purpose of complying with the diversification requirements set forth in
Section 5(b) of the Investment Company Act of 1940 and Rule 5b-2 thereunder. The Portfolio would anticipate using these obligations as cash equivalents pending longer term investment of its funds.

REDEMPTION, DEMAND AND PUT FEATURES
    Most municipal bonds have a fixed final maturity date. However, it is commonplace for the issuer to reserve the right to call the bond earlier. Also, some bonds may have "put" or "demand" features that allow early redemption by the bondholder. Interest income generated by certain bonds having demand features may not qualify as tax-exempt interest. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, because the Portfolio may retain the bond if interest rates decline. By acquiring these kinds of obligations the Portfolio obtains the contractual right to require the issuer of the security or some other person (other than a broker or dealer) to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person. Because this right is assignable with the security, which is readily marketable and valued in the customary manner, the Portfolio will not assign any separate value to such right.

LIQUIDITY AND PROTECTIVE PUT OPTIONS
    The Portfolio may also enter into a separate agreement with the seller of the security or some other person granting the Portfolio the right to put the security to the seller thereof or the other person at an agreed upon price. The Portfolio intends to limit this type of transaction to institutions (such as banks or securities dealers) which the Investment Adviser believes present minimal credit risks and would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to the Portfolio or that selling institutions will be willing to permit the Portfolio to exercise a put to hedge against rising interest rates. A separate put option may not be marketable or otherwise assignable, and sale of the security to a third party or lapse of time with the put unexercised may terminate the right to exercise the put. The Portfolio does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees of the Portfolio after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options. Interest income generated by certain bonds having put features may not qualify as tax-exempt interest.

SECURITIES LENDING
    The Portfolio may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. Under present regulatory policies of the Securities and Exchange Commission (the "Commission"), such loans are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities held by the Portfolio's custodian and maintained on a current basis at an amount at least equal to the market value of the securities loaned, which will be marked to market daily. Cash equivalents include short-term municipal obligations as well as taxable certificates of deposit, commercial paper and other short-term money market instruments. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. During the existence of a loan, the Portfolio will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will also receive a fee, or all or a portion of the interest on investment of the collateral, if any. However, the Portfolio may pay lending fees to such borrowers. The Portfolio would not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Portfolio's management to be of good standing and when, in the judgment of the Portfolio's management, the consideration which can be earned from securities loans of this type justifies the attendant risk. Distributions by the Fund of any income realized by the Portfolio from securities loans will be taxable. If the management of the Portfolio decides to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the Portfolio's total assets. The Portfolio has no present intention of engaging in securities lending.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
    A change in the level of interest rates may affect the value of the securities held by the Portfolio (or of securities that the Portfolio expects to purchase). To hedge against changes in rates, the Portfolio may enter into
(i) futures contracts for the purchase or sale of debt securities, (ii) futures contracts on securities indices and (iii) futures contracts on other financial instruments and indices. All futures contracts entered into by the Portfolio are traded on exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. The Portfolio may purchase and write call and put options on futures contracts which are traded on a United States exchange or board of trade. The Portfolio will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Portfolio's custodian for the benefit of the futures commission merchant through whom the Portfolio engages in such futures and options transactions.

    Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Portfolio from closing out positions and limiting its losses.


    The Portfolio will engage in futures and related options transactions only for bona fide hedging purposes as defined in or permitted by CFTC regulations. The Portfolio will determine that the price fluctuations in the futures contracts and options on futures are substantially related to price fluctuations in securities held by the Portfolio or which it expects to purchase. The Portfolio's futures transactions will be entered into for traditional hedging purposes -- that is, futures contracts will be sold to protect against a decline in the price of securities that the Portfolio owns, or futures contracts will be purchased to protect the Portfolio against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Portfolio expects that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), the Portfolio will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is economically advantageous for the Portfolio to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities. The Portfolio will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Internal Revenue Code for maintaining qualification of the Fund as a regulated investment company for federal income tax purposes (see "Taxes").


    Transactions using futures contracts and options (other than options that the Portfolio has purchased) expose the Portfolio to an obligation to another party. The Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options, or futures contracts or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Portfolio will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

    Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding forward contract, futures contract or option is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Portfolio's assets to cover or segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.


PORTFOLIO TURNOVER
    The Portfolio cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate would occur, for example, if all the securities held by the Portfolio were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Portfolio. The Portfolio engages in portfolio trading (including short-term trading) if it believes that a transaction including all costs will help in achieving its investment objective.


                           INVESTMENT RESTRICTIONS
    Certain investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this Statement of Additional Information means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Fund. Accordingly, the Fund may not:

    (1) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940;

    (2) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

    (3) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

    (4) Purchase or sell real estate (including limited partnership interests in real estate, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

    (5) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or

    (6) Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities.

    Notwithstanding the investment policies and restrictions of the Fund; the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.


    The Portfolio has adopted substantially the same fundamental investment restrictions as the investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio, which as used in this Statement of Additional Information means the lesser of (a) 67% of the outstanding voting securities of the Portfolio present or represented by proxy at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented at the meeting or (b) more than 50% of the outstanding voting securities of the Portfolio. The term "voting securities" as used in this paragraph has the same meaning as in the Investment Company Act of 1940 (the "1940 Act"). Whenever the Trust is requested to vote on a change in the fundamental investment restrictions of the Portfolio (or the Portfolio's 80% investment policy with respect to State obligations described in the Fund's current Prospectus), the Trust will hold a meeting of Fund shareholders and will cast its vote as instructed by the shareholders.


    The Fund and the Portfolio have adopted the following investment policies which may be changed by the Trust with respect to the Fund without approval by the Fund's shareholders or by the Portfolio with respect to the Portfolio without approval by the Fund or its other investors. As a matter of nonfundamental policy, the Fund and the Portfolio will not: (a) engage in options, futures or forward transactions if more than 5% of its net assets, as measured by the aggregate of the premiums paid by the Fund or the Portfolio, would be so invested; (b) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time. (The Fund will make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes); (c) invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees of the Trust or the Portfolio, or its delegate, determines to be liquid; (d) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or the Portfolio or is a member, officer, director or trustee of any investment adviser of the Trust or the Portfolio, if after the purchase of the securities of such issuer by the Fund or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value); or
(e) purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs.

    For purposes of the Portfolio's investment restrictions, the determination of the "issuer" of a municipal obligation which is not a general obligation bond will be made by the Portfolio's Investment Adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligations.

    In order to permit the sale of shares of the Fund in certain states, the Fund may make commitments more restrictive than the policies described above. Should the Fund determine that any such commitment is no longer in the best interest of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.




                            TRUSTEES AND OFFICERS
    The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of the Portfolio's investment adviser, Boston Management and Research ("BMR" or the "Investment Adviser"), a wholly-owned subsidiary of Eaton Vance Management ("Eaton Vance"); of Eaton Vance's parent, Eaton Vance Corp. ("EVC"); and of BMR's and Eaton Vance's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Trustees who are "interested persons" of the Trust, the Portfolio, BMR, Eaton Vance, EVC or EV, as defined in the 1940 Act, by virtue of their affiliation with any one or more of the Trust, the Portfolio, BMR, Eaton Vance, EVC or EV, are indicated by an asterisk(*).

                   TRUSTEES OF THE TRUST AND THE PORTFOLIO

DONALD R. DWIGHT, (64), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company) founded in 1988; Chairman of the Board of Newspapers of New England, Inc., since 1983. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

JAMES B. HAWKES (54), Vice President and Trustee*
Executive Vice President of BMR, Eaton Vance, EVC and EV, and a Director of
  EVC and EV. Director, Trustee and officer of various investment companies managed by Eaton Vance or BMR.

SAMUEL L. HAYES, III (60), Trustee
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate
  School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard University Graduate School of Business Administration, Soldiers Field Road, Boston, Massachusetts 02134


NORTON H. REAMER (60), Trustee
President and Director, United Asset Management Corporation, a holding company owning institutional investment management firms. Chairman, President and Director, UAM Funds (mutual funds). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110


JOHN L. THORNDIKE (69), Trustee
Director, Fiduciary Company Incorporated. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110

JACK L. TREYNOR (65), Trustee
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

                   OFFICERS OF THE TRUST AND THE PORTFOLIO

THOMAS J. FETTER (52), President
Vice President of BMR, Eaton Vance and EV. Mr. Fetter was elected a Vice
  President of the Trust on December 17, 1990 and President of the Trust and the Portfolio on December 13, 1993. Officer of various investment companies managed by Eaton Vance or BMR.

ROBERT B. MACINTOSH (38), Vice President
Vice President of BMR since August 11, 1992, and of Eaton Vance and EV, and an employee of Eaton Vance since March 8, 1991. Fidelity Investments -- Portfolio Manager (1986-1991). Officer of various investment companies managed by Eaton Vance or BMR. Mr. MacIntosh was elected Vice President of the Trust on March 22, 1993.

JAMES L. O'CONNOR (50), Treasurer
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

THOMAS OTIS, Secretary
Vice President and Secretary of BMR, Eaton Vance, EVC and EV. Officer of various investment companies managed by Eaton Vance or BMR.

JANET E. SANDERS (60), Assistant Secretary
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.


A. JOHN MURPHY (32), Assistant Secretary
Assistant Vice President of BMR, Eaton Vance and EV since March 1, 1994;
  employee of Eaton Vance since March 1993. Officer of various investment companies managed by Eaton Vance or BMR. State Regulations Supervisor, The Boston Company (1991-1993) and Registration Specialist, Fidelity Management & Research Co. (1986-1991). Mr. Murphy was elected Assistant Secretary of the Trust and the Portfolio on March 27, 1995.

ERIC G. WOODBURY (38), Assistant Secretary
Vice President of BMR, Eaton Vance and EV since February 1993; formerly, associate attorney at Dechert, Price & Rhoads and Gaston & Snow. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodubury was elected Assistant Secretary on June 19, 1995.

    For additional officers of the Portfolio (if any), see "Additional Officer Information" in the Fund's Part II.

    Messrs. Thorndike (Chairman), Hayes and Reamer are members of the Special Committee of the Board of Trustees of the Trust and of the Portfolio. The Special Committee's functions include a continuous review of the Fund's contractual relationship with the Administrator on behalf of the Fund and the Portfolio's contractual relationship with the Investment Adviser, making recommendations to the Trustees regarding the compensation of those Trustees who are not members of the Eaton Vance organization, and making recommendations to the Trustees regarding candidates to fill vacancies, as and when they occur, in the ranks of those Trustees who are not "interested persons" of the Trust, the Portfolio, or the Eaton Vance organization.


    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Trust and of the Portfolio. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent certified public accountants, and reviewing with such accountants and the Treasurer of the Trust and of the Portfolio matters relative to accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian and transfer agent of the Fund and of the Portfolio.

    Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Plan"). Under the Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee.


    The fees and expenses of those Trustees of the Trust and the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. For the compensation earned by the noninterested Trustees of the Trust and the Portfolio, see "Fees and Expenses" in the Fund's Part II.

                     INVESTMENT ADVISER AND ADMINISTRATOR
    The Portfolio engages BMR as investment adviser pursuant to an Investment Advisory Agreement. BMR or Eaton Vance acts as investment adviser to investment companies and various individual and institutional clients with combined assets under management of approximately $16 billion.


    Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies.

    Eaton Vance offers single-state tax-free portfolios in more states than any other sponsor of mutual funds. There are 30 long-term state portfolios, 5 national portfolios and 12 limited maturity portfolios. A staff of 32 is responsible for the day-to-day management of over 3,500 issues in 46 mutual fund portfolios. Assets managed by the municipal investment group are currently over $9.1 billion. The following persons manage one or more of the Eaton Vance tax-free portfolios. For the identity of the Portfolio's portfolio manager, see the Fund's current Prospectus.

    Nicole Anderes is a Vice President of Eaton Vance and BMR. Ms. Anderes graduated from Brown University with a B.A. in Women's Studies/Economics. She has been an active member of MAGNY/National Federation of Municipal Analysts, the Public Securities Association and the Municipal Forum, and served as the General Secretary of MAGNY from 1992 to 1993.

    Timothy T. Browse is a Vice President of Eaton Vance and BMR. Mr. Browse graduated from St. Lawrence University in 1981 and received his M.B.A. degree from Boston University in 1990.

    Cynthia J. Clemson is a Vice President of Eaton Vance and BMR. Ms. Clemson graduated from Mount Holyoke College with a B.A. in 1985 and received her M.B.A., cum laude, from Boston University in 1990. She is a member of the Boston Municipal Analysts Forum, the Boston Securities Analyst Society and the Financial Analysts Federation.

    Thomas J. Fetter is a Vice President of Eaton Vance and BMR, and Director of Municipal Investments. Mr. Fetter graduated with a degree in Business Administration from Kent State University. He is a Chartered Financial Analyst and member of the Boston Security Analysts Society. He is also a member of the Boston Municipal Analysts Forum.


    Robert B. MacIntosh is a Vice President of Eaton Vance Management and the portfolio manager of single-state tax-exempt funds in five states: Hawaii, Louisiana, Massachusetts, New Jersey and North Carolina. He also serves as economic spokesman for the Eaton Vance organization.

    Thomas M. Metzold is a Vice President of Eaton Vance and BMR. He is a Chartered Financial Analyst and a member of the Boston Security Analysts Society, the Association for Investment Management & Research, the Boston Municipal Analysts Forum, and the National Federation of Municipal Analysts.


    David C. Reilly is a Vice President of Eaton Vance and BMR. Mr. Reilly, a Chartered Financial Analyst, received a B.S. from Skidmore College. He is a member and former President of the Boston Municipal Analysts Forum. He also holds memberships in the Boston Securities Analysts Society and the Financial Analysts Federation.

    BMR manages the investments and affairs of the Portfolio subject to the supervision of the Portfolio's Board of Trustees. BMR furnishes to the Portfolio investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement requires BMR to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the BMR organization and all personnel of BMR performing services relating to research and investment activities. The Portfolio is responsible for all expenses not expressly stated to be payable by BMR under the Investment Advisory Agreement, including, without implied limitation, (i) expenses of maintaining the Portfolio and continuing its existence, (ii) registration of the Portfolio under the 1940 Act, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale and redemption of interests in the Portfolio, (viii) expenses of registering and qualifying the Portfolio and interests in the Portfolio under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to investors, and fees and expenses of registering and maintaining registrations of the Portfolio and of the Portfolio's placement agent as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to investors and of meetings of investors and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions,
(xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Portfolio (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, investor servicing agents and registrars for all services to the Portfolio, (xv) expenses for servicing the accounts of investors, (xvi) any direct charges to investors approved by the Trustees of the Portfolio, (xvii) compensation and expenses of Trustees of the Portfolio who are not members of BMR's organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Portfolio to indemnify its Trustees, officers and investors with respect thereto.


    For a description of the compensation that the Portfolio pays BMR under the Investment Advisory Agreement, see the Fund's current Prospectus. For additional information about the Investment Advisory Agreement, including the net assets of the Portfolio and the investment advisory fees that the Portfolio paid BMR under the Investment Advisory Agreement, see "Fees and Expenses" in the Fund's Part II.

    A commitment may be made to a state securities authority that Eaton Vance will take certain actions, if necessary, so that the Fund's expenses will not exceed expense limitation requirements of such state. The commitment may be amended or rescinded by Eaton Vance in response to changes in the requirements of the state or for other reasons.


    The Investment Advisory Agreement with BMR may be continued indefinitely so long as such continuance is approved at least annually (i) by the vote of a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio or of BMR cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that BMR may render services to others and engage in other business activities and may permit other fund clients and other corporations and organizations to use the words "Eaton Vance" or "Boston Management and Research" in their names. The Agreement also provides that BMR shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under that Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.


    As indicated in the Prospectus, Eaton Vance serves as Administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund. Under its agreement with the Fund, Eaton Vance has been engaged to administer the Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund. For additional information about the Administrator, see "Fees and Expenses" in the Fund's Part II.

    The Fund pays all of its own expenses including, without limitation, (i) expenses of maintaining the Fund and continuing its existence, (ii) its pro rata share of registration of the Trust under the 1940 Act, (iii) commissions, fees and other expenses connected with the purchase or sale of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale, repurchase and redemption of shares, (viii) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues,
(xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including without limitation safekeeping of funds, securities and other investments, keeping of books and accounts and determination of net asset values), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (xv) expenses for servicing shareholder accounts, (xvi) any direct charges to shareholders approved by the Trustees of the Trust, (xvii) compensation and expenses of Trustees of the Trust who are not members of the Eaton Vance organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.


    BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR and Eaton Vance are both Massachusetts business trusts, and EV is the trustee of BMR and Eaton Vance. The Directors of EV are Landon T. Clay, H. Day Brigham, Jr., M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman and Mr. Gardner is president and chief executive officer of EVC, BMR, Eaton Vance and EV. All of the issued and outstanding shares of Eaton Vance and EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires on December 31, 1996, the Voting Trustees of which are Messrs. Clay, Brigham, Gardner, Hawkes and Rowland. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers and Directors of EVC and EV. As of October 31, 1995, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Brigham owned 15% and 13%, respectively, of such voting trust receipts. Messrs. Hawkes and Otis are officers or Trustees of the Trust and the Portfolio and are members of the EVC, BMR, Eaton Vance and EV organizations. Messrs. Browse, Fetter, MacIntosh, Metzold, Murphy, O'Connor, Reilly and Woodbury and Ms. Anderes, Ms. Clemson and Ms. Sanders, are officers of the Trust and/or the Portfolio and are also members of the BMR, Eaton Vance and EV organizations. BMR will receive the fees paid under the Investment Advisory Agreement.


    EVC owns all of the stock of Energex Energy Corp., which engages in oil and gas operations. In addition, Eaton Vance owns all the stock of Northeast Properties, Inc., which is engaged in real estate investment, consulting and management. EVC owns all the stock of Fulcrum Management, Inc., and MinVen Inc., which are engaged in the development of precious metal properties. EVC also owns 24% of the Class A shares of Lloyd George Management (B.V.I.) Limited, a registered investment adviser. EVC, BMR, Eaton Vance and EV may also enter into other businesses.


    EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund and the Portfolio, Investors Bank & Trust Company. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.


                                  CUSTODIAN
    Investors Bank & Trust Company ("IBT"), 24 Federal Street, Boston, Massachusetts acts as custodian for the Fund and the Portfolio. IBT has the custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of all the Portfolio's assets, maintains the general ledger of the Portfolio and the Fund and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Fund and the Portfolio. IBT charges custody fees which are competitive within the industry. A portion of the fee relates to custody, bookkeeping and valuation services and is based upon a percentage of Fund and Portfolio net assets and a portion of the fee relates to activity charges, primarily the number of portfolio transactions. These fees are then reduced by a credit for cash balances of the particular investment company at the custodian equal to 75% of the 91-day U.S. Treasury Bill auction rate applied to the particular investment company's average daily collected balances for the week. Landon T. Clay, a Director of EVC and an officer, Trustee or Director of other entities in the Eaton Vance organization, owns approximately 13% of the voting stock of Investors Financial Services Corp., the holding company parent of IBT. Management believes that such ownership does not create an affiliated person relationship between the Fund or the Portfolio and IBT under the Investment Company Act of 1940. For the custody fees that the Portfolio and the Fund paid to IBT, see "Fees and Expenses" in the Fund's Part II.

                          SERVICES FOR ACCUMULATION
    The following services are voluntary, involve no extra charge, other than the sales charge included in the offering price, and may be changed or discontinued without penalty at any time.


    INTENDED QUANTITY INVESTMENT -- STATEMENT OF INTENTION. If it is anticipated that $50,000 or more of Fund shares and shares of the other continuously offered open-end funds listed under "The Eaton Vance Exchange Privilege" in the current Prospectus of the Fund will be purchased within a 13-month period, a Statement of Intention should be signed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares held under Right of Accumulation (see below) as of the date of the Statement will be included toward the completion of the Statement. The Statement authorizes the Transfer Agent to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. Execution of a Statement does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement, and should the amount actually purchased during the 13-month period be more or less than that indicated on the Statement, price adjustments will be made. For sales charges and other information on quantity purchases, see "How to Buy Fund Shares" in the Fund's current Prospectus. Any investor considering signing a Statement of Intention should read it carefully.

    RIGHT OF ACCUMULATION -- CUMULATIVE QUANTITY DISCOUNT. The applicable sales charge level for the purchase of Fund shares is calculated by taking the dollar amount of the current purchase and adding it to the value (calculated at the maximum current offering price) of the shares the shareholder owns in his account(s) in the Fund and in the other continuously offered open-end funds listed under "The Eaton Vance Exchange Privilege" in the current Prospectus of the Fund for which Eaton Vance acts as investment adviser or administrator at the time of purchase. The sales charge on the shares being purchased will then be at the rate applicable to the aggregate. For example, if the shareholder owned shares valued at $30,000 in EV Traditional California Municipals Fund, and purchased an additional $20,000 of Fund shares, the sales charge for the $20,000 purchase would be at the rate of 2.75% of the offering price (2.83% of the net amount invested) which is the rate applicable to single transactions of $50,000. For sales charges on quantity purchases, see "How to Buy Fund Shares" in the Fund's current Prospectus. Shares purchased
(i) by an individual, his or her spouse and their children under the age of twenty-one, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and if qualifying, the applicable sales charge level.

    For any such discount to be made available, at the time of purchase a purchaser or his or her financial service firm ("Authorized Firm") must provide Eaton Vance Distributors, Inc. (the "Principal Underwriter") (in the case of a purchase made through an Authorized Firm) or the Transfer Agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The Right of Accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

                            SERVICE FOR WITHDRAWAL
    By a standard agreement, the Fund's Transfer Agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder (see "Eaton Vance Shareholder Services - Withdrawal Plan" in the Fund's current Prospectus) based upon the value of the shares held. The checks will be drawn from share redemptions and hence, are a return of principal. Income dividends and capital gain distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices.

    To use this service, at least $5,000 in cash or shares at the public offering price, (i.e., net asset value plus the applicable sales charge) will have to be deposited with the Transfer Agent. The maintenance of a withdrawal plan concurrently with purchases of additional Fund shares would be disadvantageous because of the sales charge included in such purchases. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the Transfer Agent or the Principal Underwriter will be able to terminate the withdrawal plan at any time without penalty.

                       DETERMINATION OF NET ASSET VALUE
    The net asset value of the shares of the Fund is determined by IBT (as agent and custodian for the Fund) in the manner described under "Valuing Fund Shares" in the Fund's current prospectus. The net asset value of the Portfolio is also computed by IBT (as agent and custodian for the Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. Inasmuch as the market for municipal obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transaction prices for most municipal obligations held by the Portfolio, and such obligations, including those purchased on a when-issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable obligations for which price quotations are readily available normally will be valued at the mean between the latest available bid and asked prices. Open futures positions on debt securities are valued at the most recent settlement prices, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or at the direction of the Trustees of the Portfolio. Other assets are valued at fair value using methods determined in good faith by the Trustees of the Portfolio. The Fund and the Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, President's Day, Good Friday (a New York Stock Exchange holiday), Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. The investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.


                            INVESTMENT PERFORMANCE
    Average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and dividends and distributions paid and reinvested) for the stated period and annualizing the results. The calculation assumes the maximum sales charge is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. For further information concerning the total return of the Fund, see "Performance Information" in the Fund's Part II.

    Yield is computed pursuant to a standardized formula by dividing its net investment income per share earned during a recent thirty-day period by the maximum offering price (which includes the maximum sales charge) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods, reduced by accrued Fund expenses for the period, with the resulting number being divided by the average daily number of Fund shares outstanding and entitled to receive dividends during the period. Yield calculations assume a maximum sales charge equal to 3.75% of the public offering price. Actual yield may be affected by variations in sales charges on investments. A taxable-equivalent yield is computed by using the tax-exempt yield figure and dividing by 1 minus a stated rate. For the yield and taxable equivalent yield of the Fund, see "Performance Information" in the Fund's Part II.

    The Fund may also publish its distribution rate and/or its effective distribution rate. The Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current maximum offering price per share. The Fund's effective distribution rate is computed by dividing the distribution rate by the ratio (the days in a year divided by the accrual days of the monthly period) used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. Investors should note that the Fund's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on the Fund's last monthly distribution which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month (see "Distributions and Taxes" in the Fund's current Prospectus). For the Fund's distribution rate and effective distribution rate, see "Performance Information" in the Fund's Part II.

    The Fund's total return may be compared to relevant indices, such as the Consumer Price Index, the Bond Buyer 25 Revenue Bond Index and the Lehman Brothers Municipal Bond Index, which may be used in advertisements and in information furnished to present or prospective shareholders. The Fund's performance may differ from that of other investors in the Portfolio, including the other investment companies.

    The Fund may provide investors with information on municipal bond investing, which may include comparative performance information, evaluations of Fund performance, charts and/or illustrations prepared by independent sources (such as Lipper Analytical Services, Inc., CDA/Wiesenberger or Morningstar, Inc.). The Fund may also refer in investor publications to Tax Freedom Day, as computed by the Tax Foundation, Washington, DC 20005, to help illustrate the value of tax free investing, as well as other tax-related information.

    Information, charts and illustrations relating to inflation and the effects of inflation on the dollar may be included in advertisements and other material furnished to present and prospective shareholders. For example, after 10 years, the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, if the annual rates of inflation during such period were 4%, 5%, 6% and 7%, respectively. (To calculate the purchasing power, the value at the end of each year is reduced by the above inflation rates for 10 consecutive years.)

    Information about portfolio allocation and holdings of the Portfolio at a particular date (including ratings assigned by independent ratings services such as Moody's, S&P and Fitch) may be included in advertisements and other material furnished to present and prospective shareholders. Such information may be stated as a percentage of the Portfolio's bond holdings on such date.

    Comparative information about the yield or distribution rate of the Fund and about average rates of return on certificates of deposit, bank money market deposit accounts, money market mutual funds and other short-term investments may also be included in advertisements, supplemental sales literature or communications of the Fund. Such information may also compare the taxable equivalent yield (or value) of the Fund to the after-tax yield (or value) of such other investment vehicles. A bank certificate of deposit, unlike the Fund's shares, pays a fixed rate of interest and entitles the depositor to receive the face amount of the certificate of deposit at maturity. A bank money market deposit account is a form of savings account which pays a variable rate of interest. Unlike the Fund's shares, bank certificates of deposit and bank money market deposit accounts are insured by the Federal Deposit Insurance Corporation. A money market mutual fund is designed to maintain a constant value of $1.00 per share and, thus, a money market fund's shares are subject to less price fluctuation than the Fund's shares.


    The average rates of return of money market mutual funds, certificates of deposit and bank money market deposit accounts referred to in advertisements, supplemental sales literature or communications of the Fund will be based on rates published by the Federal Reserve Bank, Donoghues Money Fund Averages, RateGram or The Wall Street Journal.


    Information used in advertisements and in materials furnished to present and prospective shareholders may include statements or illustrations relating to the appropriateness of types of securities and/or mutual funds which may be employed to meet specific financial goals, such as (1) funding retirement, (2) paying for children's education, and (3) financially supporting aging parents. These three financial goals may be referred to in such advertisements or materials as the "Triple Squeeze."

                                    TAXES
    See "Distributions and Taxes" in the Fund's current Prospectus.


    Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated, and intends to qualify each year, as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute its net investment income (including tax-exempt income) and net realized capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to avoid any federal income or excise tax on the Fund. The Fund so qualified for its fiscal year ended July 31, 1995 (see the Notes to the Financial Statements incorporated by reference in this Statement of Additional Information). Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. The Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) to be entitled to the gross income of the Portfolio attributable to such share.

    In order to avoid federal excise tax, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income (not including tax-exempt income) for such year, at least 98% of the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and 100% of any income from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio is liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

    The Portfolio's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be allocated daily to interests in the Portfolio and, in order to enable the Fund to distribute its proportionate share of this income and avoid a tax payable by the Fund, the Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold in order to generate cash that the Fund may withdraw from the Portfolio for subsequent distribution to Fund shareholders.

    Investments in lower-rated or unrated securities may present special tax issues for the Portfolio and hence for the Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when the Portfolio may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable.

    Distributions by the Fund of net tax-exempt interest income that are properly designated as "exempt-interest dividends" may be treated by shareholders as interest excludable from gross income under Section 103(a) of the Code. In order for the Fund to be entitled to pay the tax-exempt interest income allocated to it by the Portfolio as exempt-interest dividends to its shareholders, the Fund must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax. For purposes of applying this 50% requirement, the Fund will be deemed to own its proportionate share of each of the assets of the Portfolio, and the Portfolio currently intends to invest its assets in a manner such that the Fund can meet this 50% requirement. Interest on certain municipal obligations is treated as a tax preference item for purposes of the federal alternative minimum tax. Shareholders of the Fund are required to report tax-exempt interest on their federal income tax returns.

    From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. Under federal tax legislation enacted in 1986, the federal income tax exemption for interest on certain municipal obligations was eliminated or restricted. As a result of such legislation, the availability of municipal obligations for investment by the Portfolio and the value of the securities held by the Portfolio may be affected.

    In the course of managing its investments, the Portfolio may realize some short-term and long-term capital gains (and/or losses) as a result of market transactions, including sales of portfolio securities and rights to when-issued securities and options and futures transactions. The Portfolio may also realize taxable income from certain short-term taxable obligations, securities loans, a portion of original issue discount with respect to certain stripped municipal obligations or their stripped coupons, and certain realized accrued market discount. Any distributions by the Fund of its share of such capital gains (after reduction by any capital loss carryforwards) would be taxable to shareholders of the Fund. However, it is expected that such amounts, if any, would normally be insubstantial in relation to the tax exempt interest earned by the Portfolio and allocated to the Fund. Certain distributions of the Fund declared in October, November or December and paid the following January will be taxed to shareholders as if received on December 31 of the year in which they are declared.

    The Portfolio's transactions in options and futures contracts will be subject to special tax rules that may affect the amount, timing and character of Fund distributions to shareholders. For example, certain positions held by the Portfolio on the last business day of each taxable year will be marked to market (i.e., treated as if closed out on such day), and any resulting gain or loss will generally be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Portfolio that substantially diminish the Portfolio's risk of loss with respect to other positions in its portfolio may constitute "straddles," which are subject to tax rules that may cause deferral of Portfolio losses, adjustments in the holding period of Portfolio securities and conversion of short-term into long-term capital losses. The Portfolio may have to limit its activities in options and futures contracts in order to enable the Fund to maintain its qualification as a RIC.

    Any loss realized upon the sale or exchange of shares of the Fund with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains with respect to such shares. Any loss realized on the sale or exchange of shares which have been held for tax purposes for 6 months or less (or such shorter period as may be prescribed by Treasury regulations) will be disallowed to the extent the shareholder has received tax-exempt interest with respect to such shares. In addition, a loss realized on a redemption of Fund shares will be disallowed to the extent the shareholder acquired other Fund shares within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date.

    Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number and certain required certifications, as well as shareholders with respect to whom the Fund has received notification from the Internal Revenue Service or a broker, may be subject to "backup" withholding of federal income tax from the Fund's dividends and distributions and the proceeds of redemptions (including repurchases and exchanges), at a rate of 31%. An individual's taxpayer identification number is generally his or her social security number.

    Non-resident alien individuals and certain foreign corporations and other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on the Fund's distributions from its ordinary income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax treaty. Distributions from the excess of the Fund's net long-term capital gain over its net short-term capital loss received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States, is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, or fails to provide any required certifications regarding status as a non-resident alien investor. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.

    The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local or foreign tax consequences of investing in the Fund.

                            PRINCIPAL UNDERWRITER
    Shares of the Fund may be continuously purchased at the public offering price through certain Authorized Firms which have agreements with the Principal Underwriter. The Principal Underwriter is a wholly-owned subsidiary of Eaton Vance.

    The public offering price is the net asset value next computed after receipt of the order, plus, where applicable, a variable percentage (sales charge) depending upon the amount of purchase as indicated by the sales charge table set forth in the Fund's current Prospectus (see "How to Buy Fund Shares"). Such table is applicable to purchases of the Fund alone or in combination with purchases of the other funds offered by the Principal Underwriter, made at a single time by (i) an individual, or an individual, his spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account.

    The table is also presently applicable to (1) purchases of Fund shares, alone or in combination with purchases of any of the other funds offered by the Principal Underwriter, through one dealer aggregating $50,000 or more made by any of the persons enumerated above within a thirteen-month period starting with the first purchase pursuant to a written Statement of Intention, in the form provided by the Principal Underwriter, which includes provisions for a price adjustment depending upon the amount actually purchased within such period (a purchase not made pursuant to such Statement may be included thereunder if the Statement is filed within 90 days of such purchase); or (2) purchases of the Fund pursuant to the Right of Accumulation and declared as such at the time of purchase.


    Subject to the applicable provisions of the 1940 Act, the Fund may issue shares at net asset value in the event that an investment company (whether a regulated or private investment company or a personal holding company) is merged or consolidated with or acquired by the Fund. Normally no sales charges will be paid in connection with an exchange of Fund shares for the assets of such investment company. Shares may be sold at net asset value to any officer, director, trustee, general partner or employee of the Fund, the Portfolio or any investment company for which Eaton Vance or BMR acts as investment adviser, any investment advisory, agency, custodial or trust account managed or administered by Eaton Vance or by any parent, subsidiary or other affiliate of Eaton Vance, or any officer, director or employee of any parent, subsidiary or other affiliate of Eaton Vance. The terms "officer," "director," "trustee," "general partner" or "employee" as used in this paragraph include any such person's spouse and minor children, and also retired officers, directors, trustees, general partners and employees and their spouses and minor children. Shares of the Fund may also be sold at net asset value to registered representatives and employees of Authorized Firms and to the spouses and children under the age of 21 and beneficial accounts of such persons.


    The Trust reserves the right to suspend or limit the offering of shares of the Fund to the public at any time.


    The Principal Underwriter acts as principal in selling shares of the Fund under the Distribution Agreement with the Trust on behalf of the Fund. The expenses of printing copies of prospectuses used to offer shares to Authorized Firms or investors and other selling literature and of advertising are borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement is renewable annually by the Board of Trustees of the Trust (including a majority of its Trustees who are not interested persons of the Principal Underwriter or the Trust), may be terminated on six months' notice by either party and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Principal Underwriter allows Authorized Firms discounts from the applicable public offering price which are alike for all Authorized Firms. The Principal Underwriter may allow, upon notice to all Authorized Firms with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. See "How to Buy Fund Shares" in the Fund's current Prospectus for the discount allowed to Authorized Firms on the sale of Fund shares. During periods when the discount includes the full sales charge, such Authorized Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933. For the amount of sales charges for sales of Fund shares paid to the Principal Underwriter (and Authorized Firms), see "Fees and Expenses" in the Fund's Part II.

    The Fund has authorized the Principal Underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Fund will exceed the amounts paid therefor by the Fund. For the amount paid by the Fund to the Principal Underwriter for acting as repurchase agent, see "Fees and Expenses" in the Fund's Part II.


                                 SERVICE PLAN
    The Trust on behalf of the Fund has adopted a Service Plan (the "Plan") designed to meet the requirements of Rule 12b-1 (the "Rule") under the 1940 Act and the service fee requirements of the revised sales charge rule of the National Association of Securities Dealers, Inc. (Management believes service fee payments are not distribution expenses governed by the Rule, but has chosen to have the Plan approved as if the Rule were applicable.) The following supplements the discussion of the Plan contained in the Fund's Prospectus.

    The Plan remains in effect through April 28, 1996, and from year to year thereafter, provided such continuance is approved by a vote of both a majority of (i) those Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Rule 12b-1 Trustees") and (ii) all of the Trustees then in office, cast in person at a meeting (or meetings) called for the purpose of voting on this Plan. The Plan may be terminated any time by vote of the Rule 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund. Pursuant to such Rule, the Plan has been approved by the Fund's initial sole shareholder (Eaton Vance) and by the Board of Trustees of the Trust, including the Rule 12b-1 Trustees.


    Under the Plan, the President or a Vice President of the Trust shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described herein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees of the Trust as prescribed by the Rule. So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons. The Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. For the service fees paid by the Fund under the Plan, see "Fees and Expenses" in the Fund's Part II.


                       PORTFOLIO SECURITY TRANSACTIONS
    Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR. BMR is also responsible for the execution of transactions for all other accounts managed by it.

    BMR places the portfolio security transactions of the Portfolio and of all other accounts managed by it for execution with many firms. BMR uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Portfolio and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, BMR will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Municipal obligations, including State obligations, purchased and sold by the Portfolio are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Portfolio may also purchase municipal obligations from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters. While it is anticipated that the Portfolio will not pay significant brokerage commissions in connection with such portfolio security transactions, on occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Portfolio will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of BMR, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Portfolio and BMR's other clients for providing brokerage and research services to BMR.

    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Portfolio may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if BMR determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of overall responsibilities which BMR and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, BMR will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

    It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, BMR receives Research Services from many broker-dealer firms with which BMR places the Portfolio transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by BMR in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to BMR in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Portfolio is not reduced because BMR receives such Research Services. BMR evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which BMR believes are useful or of value to it in rendering investment advisory services to its clients.

    Subject to the requirement that BMR shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, BMR is authorized to consider as a factor in the selection of any firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc., which rule provides that no firm which is a member of the Association shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.


    Municipal obligations considered as investments for the Portfolio may also be appropriate for other investment accounts managed by BMR or its affiliates. BMR will attempt to allocate equitably portfolio security transactions among the Portfolio and the portfolios of its other investment accounts purchasing municipal obligations whenever decisions are made to purchase or sell securities by the Portfolio and one or more of such other accounts simultaneously. In making such allocations, the main factors to be considered are the respective investment objectives of the Portfolio and such other accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Portfolio and such accounts, the size of investment commitments generally held by the Portfolio and such accounts and the opinions of the persons responsible for recommending investments to the Portfolio and such accounts. While this procedure could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits available from the BMR organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. For the brokerage commissions paid by the Portfolio on portfolio transactions, see "Fees and Expenses" in the Fund's Part II.

                              OTHER INFORMATION
    Eaton Vance, pursuant to its agreement with the Trust, controls the use of the words "Eaton Vance" and "EV" in the Fund's name and may use the words "Eaton Vance" and "EV" in other connections and for other purposes.


    The Trust is organized as a Massachusetts business trust. As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's by-laws, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Trust's by-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The by-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

    The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

    The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In addition, the By-Laws of the Trust provide that no natural person shall serve as a Trustee of the Trust after the holders of record of not less than two-thirds of the outstanding shares have declared that he be removed from office either by declaration in writing filed with the custodian of the assets of the Trust or by votes cast in person or by proxy at a meeting called for the purpose.

    In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

    The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the Commission, or during any emergency as determined by the Commission which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
    Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the independent certified public accountants of the Fund and the Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                             FINANCIAL STATEMENTS
    The financial statements of the Fund and the Portfolio, which are included in the Fund's Annual Report to Shareholders, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance on the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. A copy of the Annual Report accompanies this Statement of Additional Information.

                                   APPENDIX

                     DESCRIPTION OF SECURITIES RATINGS+

                        MOODY'S INVESTORS SERVICE, INC.

MUNICIPAL BONDS
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

----------
+ The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Portfolio's fiscal year end.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MUNICIPAL SHORT-TERM OBLIGATIONS

RATINGS: Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such rating recognizes the differences between short term credit risk and long term risk. Factors effecting the liquidity of the borrower and short term cyclical elements are critical in short term ratings, while other factors of major importance in bond risk, long term secular trends for example, may be less important over the short run.

A short term rating may also be assigned on an issue having a demand feature, variable rate demand obligation (VRDO). Such ratings will be designated as VMIG1, SG or if the demand feature is not rated, NR. A short term rating on issues with demand features are differentiated by the use of the VMIG1 symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

COMMERCIAL PAPER
Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 365 days.

Issuers (or supporting institutions) rated PRIME-1 or P-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

    -- Leading market positions in well established industries.

    -- High rates of return on funds employed.

    -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

    -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2
Issuers (or supporting institutions) rated PRIME-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3
Issuers (or supporting institutions) rated PRIME-3 (P-3) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                       STANDARD & POOR'S RATINGS GROUP

INVESTMENT GRADE
AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE
Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES
S&P note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

    -- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

    -- Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

    SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus (+) designation.

    SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

    SP-3: Speculative capacity to pay principal and interest.

COMMERCIAL PAPER
Standard & Poor's commercial paper ratings are a current assessments of the likelihood of timely payment of debts considered short-term in the relevant market.

    A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

    A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus
    (+) sign designation.

    A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

    A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B: Issues rated "B" are regarded as having only speculative capacity for timely payment.

    C: This rating is assigned to short term debt obligations with doubtful capacity for payment.

    D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period.

                        FITCH INVESTORS SERVICE, INC.

INVESTMENT GRADE BOND RATINGS
AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F- 1+".

A: Bonds considered to be investment grade and of high credit quality. The obligors ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS
BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS
Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality.
Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Stong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F- 1+".

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

                               * * * * * * * *

NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

       Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV TRADITIONAL CONNECTICUT MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and Connecticut State personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the Connecticut Municipals Portfolio (the "Portfolio").


                            RISKS OF CONCENTRATION

    The following information as to certain Connecticut considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Connecticut issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Connecticut issuers. Neither the Trust nor the Portfolio has independently verified this information.

    Although the manufacturing sector has traditionally been of prime economic importance to Connecticut, the non-manufacturing sector of employment (primarily aircraft engines, helicopters and submarines) now dominate the State's economy. Approximately 82% of the State's non-agricultural employment is in the non-manufacturing sector, with 30% of the total in the service sector, 22% in the wholesale and retail trade sector, and 14% in the government sector. Defense-related business plays an important role in the Connecticut economy, and defense awards to Connecticut have traditionally been among the highest in the nation on a per capita basis. However, in recent years the federal government has reduced defense-related spending which has had an adverse impact on the Connecticut economy.

    As of June 1995, the unemployment rate in Connecticut on a seasonally adjusted basis was 5.4%, compared to 5.6% for the nation. Between June 1994 and June 1995, the State lost 1,700 non-farm jobs, with gains in the services, and construction sectors being offset by losses in the manufacturing (durable goods), finance, insurance and real estate sectors of the economy. The State's economy is beginning a slow recovery, constrained by military spending cuts and cost containment pressures in the insurance and biomedical industries. The full economic impact of continued corporate downsizing in the defense and insurance industries may not be fully realized.

    The State derives over 70% of its revenues from taxes imposed by the State. The two major taxes have been the sales and use tax and the corporation business tax, each of which is sensitive to changes in the level of economic activity in the State, but the Connecticut personal income tax on individuals, trusts, and estates enacted in 1991 is expected to supersede them in importance. In order to promote economic stability and provide a positive business climate, several tax changes were adopted during the 1993 legislative session. Among the most significant changes were the changes to the Corporation Business Tax -- a 4 year gradual rate reduction to 11.25% beginning January 1, 1995; 11% beginning January 1, 1996; 10.5% beginning January 1, 1997 and 10% beginning January 1, 1998.

    During fiscal 1991-92, the State issued $965.7 million of Economic Recovery Notes, of which $455.6 million remained outstanding as of March 1995. The State ended the 1992-93 fiscal year with a $113.5 million General Fund operating surplus and a $19.7 million General Fund surplus for the 1993-94 fiscal year. The estimated surplus at June 1995 for the General Fund is $74.5 million, and the estimated surplus for the Transportation Fund is $57.9 million.

    The State, its officers and employees are defendants in numerous lawsuits. According to the State Attorney General's Office, an adverse decision in any of the cases summarized herein could materially affect the State's financial position: (i) an action to enforce the spending cap provision of the State's constitution by seeking to require that the General Assembly define certain terms used therein and to enjoin certain increases in "general budget expenditures" until this is done; (ii) litigation on behalf of black and hispanic school children in the City of Hartford seeking "integrated education" within the greater Hartford metropolitan area; (iii) litigation involving claims by Indian tribes to less than 1/10 of 1% of the State's land area; (iv) litigation challenging the State's method of financing elementary and secondary public schools on the grounds that it denies equal access to education; (v) an action in which two retarded persons seek placement outside a State hospital, new programs, and damages on behalf of themselves and all mentally retarded patients at the hospital; (vi) litigation involving claims for refunds of taxes by several cable television companies; (vii) an action on behalf of all persons with retardation or traumatic brain injury, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services; (viii) an action by the Connecticut Hospital Association and 33 hospitals seeking to require the State to reimburse hospitals for in-patient medical services on a more favorable basis; (ix) a class action by the Connecticut Criminal Defense Lawyers Association claiming a campaign of illegal surveillance activity and seeking damages and injunctive relief; (x) two actions for monetary damages brought by a former patient at a State mental hospital stemming from an attempted suicide that left her brain-damaged; (xi) an action challenging the validity of the State's imposition of surcharges on hospital charges to finance certain uncompensated care costs incurred by hospitals; and (xii) an action challenging the validity of the State's imposition of gross earnings taxes on hospital revenues to finance certain uncompensated care costs.

                              FEES AND EXPENSES

INVESTMENT ADVISER
    As of July 31, 1995, the Portfolio had net assets of $195,275,789. For the fiscal year ended July 31, 1995, the Portfolio paid BMR advisory fees of $835,605 (equivalent to 0.44% of the Portfolio's average daily net assets for such year). For the ten months ended July 31, 1994, the Portfolio paid BMR advisory fees of $635,227 (equivalent to 0.42% (annualized) of the Portfolio's average daily net assets for such period). For the period from the Portfolio's start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid BMR advisory fees of $331,388 (equivalent to 0.40% (annualized) of the Portfolio's average daily net assets for such period). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal year ended July 31, 1995 and for the period from the start of business, April 19, 1994, to the fiscal year ended July 31, 1994, $19,622 and $1,413, respectively, of the Fund's operating expenses were allocated to the Administrator.

SERVICE PLAN
    The Service Plan remains in effect until April 28, 1996 and may be continued as described under "Service Plan" in Part I of this Statement of Additional Information. The Trustees have initially implemented the Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .20% of the Fund's average daily net assets for any fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. During the fiscal year ended July 31, 1995, the Fund made service fee payments under the Plan aggregating $36, which amount was paid to Authorized Firms.

PRINCIPAL UNDERWRITER
    The total sales charges for sales of shares of the Fund for the fiscal year ended July 31, 1995 was $28,595, of which $28 was received by the Principal Underwriter and $28,567 was received by Authorized Firms.

    For the fiscal year ended July 31, 1995, the Fund paid the Principal Underwriter $7.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transactiion).

CUSTODIAN
    For the fiscal year ended July 31, 1995, the Fund paid IBT $1,419 and the Portfolio paid IBT $48,135.

BROKERAGE
    For the fiscal year ended July 31, 1995, the ten months ended July 31, 1994, and for the period from the start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended July 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund and the Portfolio, and, for the year ended September 30, 1995, earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex (1):

                             AGGREGATE         AGGREGATE      TOTAL COMPENSATION
                           COMPENSATION      COMPENSATION       FROM TRUST AND
NAME                        FROM FUND      FROM PORTFOLIO       FUND COMPLEX
----                      ------------     --------------    ------------------
Donald R. Dwight ..........       $0           $2,096(2)        $135,000(4)
Samuel L. Hayes, III ......        0            2,123(3)         150,000(5)
Norton H. Reamer ..........        0            2,133            135,000
John L. Thorndike .........        0            2,227            140,000
Jack L. Treynor ...........        0            2,196            140,000
----------
(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2) Includes $525 of deferred compensation.
(3) Includes $682 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.

                        ADDITIONAL OFFICER INFORMATION

    In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I of this Statement of Additional Information, Nicole Anderes (34) is a Vice President of the Portfolio. Ms. Anderes has served as a Vice President of the Portfolio since June 19, 1995. Ms. Anderes has been a Vice President of BMR and Eaton Vance since 1994 and is an officer of various investment companies managed by Eaton Vance or BMR. Prior to joining Eaton Vance, Ms. Anderes was Vice President and portfolio manager, Lazard Freres Asset Management (1992-1994) and Vice President and Manager -- Municipal Research, Roosevelt & Cross (1987-1992).

                           PERFORMANCE INFORMATION

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from May 1, 1992 through July 31, 1995 and for the one year period ended July 31, 1995. The total return for the period prior to the Fund's commencement of operations on April 19, 1994 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge. The total return for such prior period has not been adjusted to reflect the Fund's distribution fees and certain other expenses.


                                                    VALUE OF A $1,000 INVESTMENT

                                                                             TOTAL RETURN                    TOTAL RETURN
                                                      VALUE OF          EXCLUDING SALES CHARGE          INCLUDING SALES CHARGE
    INVESTMENT       INVESTMENT      AMOUNT OF       INVESTMENT       --------------------------      --------------------------
      PERIOD            DATE        INVESTMENT*      ON 7/31/95       CUMULATIVE      ANNUALIZED      CUMULATIVE      ANNUALIZED
    ----------       ----------     -----------      ----------       ----------      ----------      ----------      ----------
Life of
the Fund+               5/1/92        $962.76        $1,160.72          20.56%          5.92%           16.07%          4.69%
1 Year
Ended
7/31/95+               7/31/94        $962.82        $1,019.56           5.89%          5.89%            1.96%          1.96%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.
----------
* Initial investment less the current maximum sales charge of 3.75%.
+ If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended July 31, 1995, the yield of the Fund was 5.21%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 5.21% would be 7.91%, assuming a combined federal and State tax rate of 34.11%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower yield.

    The Fund's distribution rate (calculated on July 31, 1995 and based on the Fund's monthly distribution paid July 31, 1995) was 5.49%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 5.63%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower distribution rate and effective distribution rate.


    See the Tax Equivalent Yield Table in this Part II concerning applicable tax rates and income brackets.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at October 31, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 9.2% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. In addition, as of such date, the following shareholders owned beneficially and of record the percentages of outstanding shares of the Fund indicated after their names: George J. Sherman 1989 Trust, Wm. T. Sherman Trs dtd 12/19/89, West Hanford, CT (16.9%); Mary E. Corona, Wethersfield, CT (7.2%); George H. Marcinek, Killingworth, CT (7.0%); Martha W. Duck, Darien, CT (6.9%) and Carol Gardner Wallace, Fairfield, CT (6.0%). To the knowledge of the Trust, no other person owned of record of beneficially 5% or more of the Fund's outstanding shares as of such date.

                              OTHER INFORMATION

    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991. The Fund changed its name from EV Traditional Connecticut Tax Free Fund to EV Traditional Connecticut Municipals Fund on December 1, 1995.

                          TAX EQUIVALENT YIELD TABLE

    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and Connecticut State income tax laws and tax rates applicable for 1995.


                                                                                    A FEDERAL AND CONNECTICUT STATE
                                                    COMBINED                             TAX EXEMPT YIELD OF:
     SINGLE RETURN           JOINT RETURN          FEDERAL AND         4%      4.5%      5%      5.5%      6%      6.5%      7%
-----------------------  ---------------------      CT STATE        --------------------------------------------------------------
              (TAXABLE INCOME*)                   TAX BRACKET+                 IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
----------------------------------------------    ------------      --------------------------------------------------------------
         Up to $ 23,350         Up to $ 39,000        18.25%           4.89%    5.50%    6.12%    6.73%    7.34%    7.95%    8.56%
    $ 23,351 - $ 56,550    $ 39,001 - $ 94,250        31.24            5.82     6.54     7.27     8.00     8.73     9.45    10.18
    $ 56,551 - $117,950    $ 94,251 - $143,600        34.11            6.07     6.83     7.59     8.35     9.11     9.86    10.62
    $117,951 - $256,500    $143,601 - $256,500        38.88            6.54     7.36     8.18     9.00     9.82    10.63    11.45
          Over $256,500          Over $256,500        42.32            6.93     7.80     8.67     9.54    10.40    11.27    12.14

* Net amount subject to federal and Connecticut personal income tax after deductions and exemptions.

+ The Connecticut personal income tax rate is 4.5%. Tax credits reduce the effective Connecticut tax rate for single filers with taxable income up to $52,500 and joint filers up to $100,500. The combined federal and Connecticut tax brackets are calculated using the highest effective Connecticut tax rate for single or joint filers (reduced by available tax credits) within each bracket. Taxpayers with taxable income within these brackets may have a lower combined bracket and taxable equivalent yield than indicated above. The combined tax rates assume that Connecticut taxes are itemized deductions for federal income tax purposes.
  Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36%
  and 39.6%, over the same ranges of income.


Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including Connecticut State income taxes) for taxpayers with adjusted gross income in excess of $114,700. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $114,700 and joint filers with adjusted gross income in excess of $172,050. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.


Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that EV Traditional Connecticut Municipals Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and Connecticut personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for Connecticut personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV TRADITIONAL NEW JERSEY MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and New Jersey State personal income taxes. The Fund currently seeks to meet its investment objective by investing its assets in the New Jersey Municipals Portfolio (the "Portfolio").


                            RISKS OF CONCENTRATION

    The following information as to certain New Jersey considerations is given to investors in view of the Portfolio's policy of concentrating its investments in New Jersey issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of New Jersey issuers. Neither the Trust nor the Portfolio has independently verified this information.

    New Jersey has a well diversified economy and high wealth levels. Per capita income ranks as one of the highest in the nation. The State's economy benefits from its proximity to New York and other major eastern seaboard cities. New Jersey's economy, like most states, suffered during the recent recession with unemployment increasing and surpassing the national average. New Jersey's adjusted unemployment rate for May 1995 was 6.5% compared to 5.7% nationally.

    As of the date of this Statement of Additional Information, New Jersey's general obligation debt was rated Aa1, AA+ and AA+, by Moody's, S&P and Fitch, respectively. As a result of New Jersey's fiscal weakness, evidenced by declining fund balances, S&P placed the State's general obligation debt and related agency and lease obligations on CreditWatch with negative implications in June 1991. In July, 1991 S&P downgraded the State's general obligation debt from AAA to AA+. As part of this action, numerous agency and lease obligation debts were also downgraded accordingly. These downgrades did not affect state university and college ratings. In August 1992, Moody's downgraded New Jersey to Aa1 from Aaa due to the use of one-time revenue items, revenue shortfalls and ongoing operating deficits. S&P affirmed their AA+ rating for the State, but retained the negative outlook. On December 16, 1992, Fitch lowered their rating on the State to AA+ from AAA. The rating action was due to the State's decision, with the most recent bond issuance, to defer debt service in the immediate future in order to provide for unmet capital needs, while increasing debt service requirements in future years wnen additional resources may or may not be available.

    As part of the 1992-1993 budget, the Legislature cut approximately $1 billion in spending from the Governor's budget, including cutbacks in both the State's homestead rebate and general assistance programs. To cover the shortfall resulting from the cutbacks, the State employee pension fund was revalued, allowing the State to reduce its contribution, and a surplus in the school aid funds was applied to the General Fund. The State ended fiscal 1993 with an $855 million surplus, approximately half of which was used in the 1994 budget. 1994 had an appropriation for all funds of $15.7 billion, up 4.8% from fiscal 1993 revised appropriations of $14.7 billion. Both years benefited from $412 million in nonrecurring revenues from retroactive Federal Medicaid payments. After the Legislature reduced the Governor's fiscal 1994 requests by $182 million, about half the $855 million fiscal 1993 total surplus was used for fiscal 1994, with a June 30, 1994 forecast of $416 million -- $110 million allocated to the General Fund and over $305 million to rainy day and taxpayer relief funds.

    In 1994, New Jersey adopted a 5% personal income tax cut retroactive to January 1, 1994. In 1995, New Jersey adopted a 10% personal income tax cut retroactive to January 1, 1995. On June 26, 1995, the New Jersey State Legislature passed an additional 15% reduction to take effect January 1, 1996. State officials estimate the revenue loss resulting from these tax cuts at over $1 billion for fiscal 1996. To accommodate the tax cut, the fiscal 1996 budget would rely on non-recurring revenues and the use of prior years' surplus. Furthermore, a major focus of the spending reductions has been employer contributions to retiree health care and pension systems which were cut by over $863 million in fiscal 1995. There can be no assurance that the tax cuts will not have an adverse impact on the State's finances and the demand for municipal bonds in the State.

    General obligation bonds of New Jersey are the primary method for New Jersey financing of capital projects. These bonds are backed by the full faith and credit of New Jersey. New Jersey tax revenues and certain other fees are pledged to meet the principal and interest payments required to fully pay the debt. No general obligation debt can be issued by New Jersey without prior voter approval, except that, pursuant to a constitutional amendment, no voter approval is required for any law authorizing the creation of a debt for the purpose of refinancing all or a portion of the outstanding debt of New Jersey, so long as such law requires that the refinancing provided debt service savings. The New Jersey Constitution also provides that no voter approval is required for debt issued for purposes of war, to repel invasion, to suppress insurrection or to meet an emergency caused by disaster or act of God. Capital construction can also be funded by appropriation of current revenues on a pay-as-you-go basis. All appropriations for capital projects and all proposals for State bond authorizations are subject to the review and recommendation of the New Jersey Commission on Capital Budgeting and Planning.

    Other State-related obligations include those created pursuant to the New Jersey Building Authority Act, which has the power to construct facilities for leasing to the State. The rental for such buildings is equal to the debt service relating thereto plus payments in lieu of real estate taxes. Legislation provides for future appropriations for State aid to local school districts equal to debt service on a maximum principal amount of $280,000,000 of bonds issued by such local school districts for construction and renovation of school facilities and for State aid to counties equal to debt service on up to $80,000,000 of bonds issued by counties for construction of county college facilities.

    The authorizing legislation for various State entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of moral obligation bonds which may be issued by eligible State entities. Currently, there are two such entities available for State appropriations to meet moral obligations. The New Jersey Housing and Mortgage Finance Agency has not had a deficiency in a debt service reserve which required New Jersey to appropriate funds. It is anticipated that the agency's revenue will continue to be sufficient to cover debt service on its bonds. The State provides the South Jersey Port Corporation with funds to cover all debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations. In the past, anticipated revenues have, in some cases, been insufficient to cover debt service and/or insufficient to cover all property tax requirements. These are numerous other State-created entities with outstanding debt. This debt is supported by revenues derived from or assets of the various projects financed by such entities.

    The Local Budget Law imposes specific budgetary procedures upon counties and municipalities, subject to review by the Director of the Division of Local Government Services. State law also regulates the issuance of debt by counties and municipalities by limiting the amount of tax anticipation notes that may be issued and requiring their repayment within three months of the end of the fiscal year in which they are issued. The Local Bond Law governs the issuance of bonds and notes and bars the issuance of bonds for the payment of current expenses or to pay outstanding obligations, except where permitted by the Local Finance Board. State law also authorizes State officials to supervise fiscal administration in any municipality facing financial difficulties.

                              FEES AND EXPENSES

INVESTMENT ADVISER
    As of July 31, 1995, the Portfolio had net assets of $411,038,422. For the fiscal year ended July 31, 1995, the Portfolio paid BMR advisory fees of $1,944,340 (equivalent to 0.47% of the Portfolio's average daily net assets for such year). For the ten months ended July 31, 1994, the Portfolio paid BMR advisory fees of $1,609,137 (equivalent to 0.46% (annualized) of the Portfolio's average daily net assets for such period). For the period from the Portfolio's start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid BMR advisory fees of $1,012,430 (equivalent to 0.46% (annualized) of the Portfolio's average daily net assets for such period). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal year ended July 31, 1995 and for the period from the start of business, April 13, 1994, to the fiscal year ended July 31, 1994, $19,481 and $1,482, respectively, of the Fund's operating expenses were allocated to the Administrator.

SERVICE PLAN
    The Service Plan remains in effect until April 28, 1996 and may be continued as described under "Service Plan" in Part I of this Statement of Additional Information. The Trustees have initially implemented the Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .20% of the Fund's average daily net assets for any fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. During the fiscal year ended July 31, 1995, the Fund made service fee payments under the Plan aggregating $28, which amount was paid to Authorized Firms.

PRINCIPAL UNDERWRITER
    For the fiscal year ended July 31, 1995, total sales charges of $62,628 were paid on sales of Fund shares. All of such amount was paid to Authorized Firms.

    For the fiscal year ended July 31, 1995, the Fund paid the Principal Underwriter $15.00 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN
    For the fiscal year ended July 31, 1995, the Fund paid IBT $2,584 and the Portfolio paid IBT $91,170.

BROKERAGE
    For the fiscal year ended July 31, 1995, the ten months ended July 31, 1994 and for the period from the start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended July 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund and the Portfolio, and, for the year ended September 30, 1995, earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

                             AGGREGATE         AGGREGATE      TOTAL COMPENSATION
                           COMPENSATION      COMPENSATION       FROM TRUST AND
NAME                        FROM FUND      FROM PORTFOLIO       FUND COMPLEX
----                      ------------     --------------    ------------------
Donald R. Dwight ..........    $0              $3,594(2)        $135,000(4)
Samuel L. Hayes, III ......     0               3,569(3)         150,000(5)
Norton H. Reamer ..........     0               3,545            135,000
John L. Thorndike .........     0               3,661            140,000
Jack L. Treynor ...........     0               3,742            140,000
----------
(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2) Includes $889 of deferred compensation.
(3) Includes $1,086 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.

                           PERFORMANCE INFORMATION

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from January 8, 1991 through July 31, 1995 and for the one year period ended July 31, 1995. The total return for the period prior to the Fund's commencement of operations on April 13, 1994 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge. The total return for such prior period has not been adjusted to reflect the Fund's distribution fees and certain other expenses.


                          VALUE OF A $1,000 INVESTMENT

                                                                             TOTAL RETURN                    TOTAL RETURN
                                                      VALUE OF          EXCLUDING SALES CHARGE          INCLUDING SALES CHARGE
    INVESTMENT       INVESTMENT      AMOUNT OF       INVESTMENT       --------------------------      --------------------------
      PERIOD            DATE        INVESTMENT*      ON 7/31/95       CUMULATIVE      ANNUALIZED      CUMULATIVE      ANNUALIZED
    ----------       ----------     -----------      ----------       ----------      ----------      ----------      ----------
Life of
the Fund+               1/8/91        $962.06        $1,331.56          38.42%          7.39%           33.16%          6.48%
1 Year
Ended
7/31/95+               7/31/94        $962.24        $1,025.94           6.62%          6.62%            2.59%          2.59%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.
----------
* Initial investment less the current maximum sales charge of 3.75%.
+ If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended July 31, 1995, the yield of the Fund was 5.46%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 5.46% would be 8.47%, assuming a combined federal and New Jersey tax rate of 35.54%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower yield.

    The Fund's distribution rate (calculated on July 31, 1995 and based on the Fund's monthly distribution paid July 31, 1995) was 5.69%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 5.84%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower distribution rate and effective distribution rate.


    See the Tax Equivalent Yield Table in this Part II concerning applicable tax rates and income brackets.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at October 31, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL and Smith Barney, Inc., New York, NY, were the record owners of approximately 13.21% and 9.45%, respectively, of the outstanding shares, which were held on behalf of their customers who are beneficial owners of such shares, and as to which they had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.


                              OTHER INFORMATION
    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991. The Fund changed its name from EV Traditional New Jersey Tax Free Fund to EV Traditional New Jersey Municipals Fund on December 1, 1995.

                          TAX EQUIVALENT YIELD TABLE

    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and New Jersey State income tax laws and tax rates applicable for 1995.


                                                    COMBINED                        A FEDERAL AND NEW JERSEY STATE
                                                   FEDERAL AND                           TAX EXEMPT YIELD OF:
     SINGLE RETURN           JOINT RETURN           NJ STATE           4%      4.5%      5%      5.5%      6%      6.5%      7%
-----------------------  --------------------                       ---------------------------------------------------------------
              (TAXABLE INCOME)*                  TAX BRACKET+               IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
---------------------------------------------  -------------------  ---------------------------------------------------------------
         Up to $ 23,350        Up to $ 39,000         16.81%           4.81%    5.41%    6.01%    6.61%    7.21%    7.81%    8.41%
      $ 23,351-$ 56,550     $ 39,001-$ 94,250         32.33%           5.91     6.65     7.39     8.13     8.87     9.61    10.34
      $ 56,551-$117,950     $ 94,251-$143,600         35.54%           6.21     6.98     7.76     8.53     9.31    10.08    10.86
      $117,951-$256,500     $143,601-$256,500         40.21%           6.69     7.53     8.36     9.20    10.04    10.87    11.71
          Over $256,500         Over $256,500         43.57%           7.09     7.98     8.86     9.75    10.63    11.52    12.41

* Net amount subject to federal and New Jersey personal income tax after deductions and exemptions.

+ The combined tax rates for the tax brackets shown in the left hand columns are calculated using the highest New Jersey State rate applicable at the upper portion of these brackets and assume the taxpayers deduct New Jersey State income taxes paid on their federal income tax returns. An investor with taxable income below the highest dollar amount in such tax brackets may have a lower combined tax rate than the combined rates shown. The taxable equivalent yields for such an investor may be lower than indicated above. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield then those indicated above. The applicable federal tax rates within the brackets are 15%,
  28%, 31%, 36% and 39.6%, over the same ranges of income.


Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including New Jersey State income taxes) for taxpayers with Adjusted Gross Income in excess of $114,700. The tax brackets also do not show the effects of phase out of personal exemptions for single filers with Adjusted Gross Income in excess of $114,700 and joint filers with Adjusted Gross Income in excess of $172,050. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.


Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that EV Traditional New Jersey Municipals Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and New Jersey personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for New Jersey personal income taxes. It should also be noted that the interest earned on certain "private activity" bonds issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV TRADITIONAL PENNSYLVANIA MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and Pennsylvania State and local taxes in the form of an investment exempt from Pennsylvania personal property taxes. The Fund currently seeks to meet its investment objective by investing its assets in the Pennsylvania Municipals Portfolio (the "Portfolio").


                            RISKS OF CONCENTRATION

    The following information as to certain Pennsylvania considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Pennsylvania issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Pennsylvania issuers. Neither the Trust nor the Portfolio has independently verified this information.

    Pennsylvania historically has been identified as a heavy industry state, although that reputation has changed with the decline of the coal, steel and railroad industries and the resulting diversification of Pennsylvania's industrial composition. The major new sources of growth are in the service sector, including trade, medical and health services, education and financial institutions. Pennsylvania continues, however, to have a greater percentage of its workers employed in manufacturing than the national average, leaving the economy somewhat cyclical and vulnerable to recessionary forces. During 1993, manufacturing accounted for 18% of employment. As of May 1995, the unadjusted unemployment rate for Pennsylvania and the United States was 5.7%. Per capita income in Pennsylvania for 1993 of $21,352 was higher than the per capita income of the United States of $20,817.


REVENUES AND EXPENDITURES. Pennsylvania utilizes the fund method of accounting. The General Fund, the State's largest fund, receives all tax receipts, revenues, federal grants and reimbursements that are not specified by law to be deposited elsewhere. Debt service on all obligations, except those issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund. The General Fund closed fiscal years ended June 30, 1992, June 30, 1993 and June 30, 1994 with fund balances of $87,455, $698,945 and $892,940, respectively.


    The Governor's fiscal year 1996 budget contains no new taxes and proposed numerous cost reduction programs. Under the 1996 budget, state spending will increase 2.3% over fiscal year 1995 appropriations. The fiscal year 1996 budget included tax reductions of approximately $214.8 million and projects a $3.2 million fiscal year-end unappropriated surplus. The state Tax Stabilization Fund had a balance at March 31, 1995 of $65.3 million.

    The Pennsylvania Constitution requires all proceeds of motor fuels taxes, vehicle registration fees, license taxes, operators' license fees and other excise taxes imposed on products used in motor transportation to be used exclusively for construction, reconstruction, maintenance and repair of and safety on highways and bridges and for the payment of debt service on obligations incurred for such purposes. The Motor License Fund is the fund through which such revenues are accounted for and expended.

    The Motor License Fund ended fiscal year ended June 30, 1994 with an unappropriated balance of $107.5 million on a budgetary basis. State revenue collections for fiscal year 1995 are projected to increase slightly from fiscal 1994. The budget for fiscal year 1996 includes a 2.3% increase in appropriations from the prior year. The unappropriated balance of the General Fund at June 30, 1995 is projected to be approximately $3 million on a budgetary basis.


PENNSYLVANIA DEBT. The current Constitutional provisions pertaining to the Pennsylvania debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years (this debt need not be approved by the electorate) and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.


    Total outstanding general obligation debt totalled $5,075.8 million as of June 30, 1994, an increase of $37.0 million from June 30, 1993. In its current debt financing plans, Pennsylvania is emphasizing infrastructure investment to improve and rehabilitate existing capital facilities, such as water supply systems, and to construct new facilities, such as flood control systems and public buildings.

    Pennsylvania engages in short-term borrowing to fund expenses within a fiscal year through the sale of tax anticipation notes, which must mature within the fiscal year of issuance. The principal amount issued, when added to that outstanding, may not exceed in the aggregate 20% of the revenues estimated to accrue to the appropriate fund in the fiscal year. The State is not permitted to fund deficits between fiscal years with any form of debt. All year end deficit balances must be funded within the succeeding fiscal year's budget.

    Pending the issuance of bonds, Pennsylvania may issue bond anticipation notes subject to the applicable statutory and constitutional limitations generally imposed on bonds. The term of such borrowings may not exceed three years.


STATE-RELATED OBLIGATIONS. Certain state-created agencies have statutory authorization to incur debt for which no legislation providing for state appropriations to pay debt service thereon is required. The debt of these agencies is supported by assets of or revenues derived from the various projects financed; it is not an obligation of the State. Some of these agencies, however, are indirectly dependent on state appropriations. State-related agencies and their outstanding debt as of December 31, 1994 include the Delaware River Joint Toll Bridge Commission ($56.3 million), the Delaware River Port Authority ($233.9 million), the Pennsylvania Economic Development Financing Authority ($659.9 million), the Pennsylvania Energy Development Authority ($162.1 million), the Pennsylvania Higher Education Assistance Agency ($1,283.8 million), the Pennsylvania Higher Education Facilities Authority ($1,965.8 million), the Pennsylvania Industrial Development Authority ($357.3 million), the Pennsylvania Infrastructure Investment Authority ($227.5 million), the Pennsylvania Turnpike Commission ($1,252.6 million), the Philadelphia Regional Port Authority ($63.9 million) and the State Public School Building Authority ($286.8 million).


    The only obligations of state-created agencies in Pennsylvania which bear a moral obligation of the state are those issued by the Pennsylvania Housing Finance Agency, a state-created agency which provides housing for lower and moderate income families in the state, which had $2,300 million of bonds and notes outstanding, and the Hospitals and Higher Education Facilities Authority of Philadelphia which issued $21.1 million in bonds in 1993.


LOCAL GOVERNMENT DEBT. Local government in Pennsylvania consists of numerous individual units. Each unit is distinct and independent of other local units, although they may overlap geographically.


    There is extensive general legislation applying to local government. For example, the Local Government Unit Debt Act provides for uniform debt limits for local government units, including municipalities and school districts, and prescribes methods of incurring, evidencing, securing and collecting debt. Under the Local Government Unit Debt Act, the ability of Pennsylvania municipalities and school districts to engage in general obligation borrowing without electoral approval is generally limited by their recent revenue collection experience. Generally such subdivisions can levy real property taxes unlimited as to rate or amount to pay debt service on general obligation borrowings.

    Municipalities may also issue revenue obligations without limit and without affecting their general obligation borrowing capacity if the obligations are projected to be paid solely from project revenues.

    Municipal authorities and industrial development authorities are widespread in Pennsylvania. An authority is organized by a municipality acting singly or jointly with another municipality and is governed by a board appointed by the governing unit of the creating municipality or municipalities. Typically, authorities are established to acquire, own and lease or operate one or more projects and to borrow money and issue revenue bonds to finance them.

    As of the date of this Statement of Additional Information, the City of Philadelphia's general obligations are rated Ba, B and BB, by Moody's, S&P and Fitch, respectively.

                              FEES AND EXPENSES

INVESTMENT ADVISER
    As of July 31, 1995, the Portfolio had net assets of $502,250,304. For the fiscal year ended July 31, 1995, the Portfolio paid BMR advisory fees of $2,416,419 (equivalent to 0.48% of the Portfolio's average daily net assets for such year). For the ten months ended July 31, 1994, the Portfolio paid BMR advisory fees of $2,054,802 (equivalent to 0.46% (annualized) of the Portfolio's average daily net assets for such period). For the period from the Portfolio's start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid BMR advisory fees of $1,300,484 (equivalent to 0.46% (annualized) of the Portfolio's average daily net assets for such period). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal year ended July 31, 1995 and for the period from the start of business, June 1, 1994, to the fiscal year ended July 31, 1994, $15,522 and $763, respectively, of the Fund's operating expenses were allocated to the Administrator.

SERVICE PLAN
    The Service Plan remains in effect until April 28, 1996 and may be continued as described under "Service Plan" in Part I of this Statement of Additional Information. The Trustees have initially implemented the Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .20% of the Fund's average daily net assets for any fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. During the fiscal year ended July 31, 1995, the Fund made service fee payments under the Plan aggregating $56, which amount was paid to Authorized Firms.

PRINCIPAL UNDERWRITER
    For the fiscal year ended July 31, 1995, total sales charges of $58,444 were paid on sales of Fund shares. All of such amount was paid to Authorized Firms.

    For the fiscal year ended July 31, 1995, the Fund paid the Principal Underwriter $17.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN
    For the fiscal year ended July 31, 1995, the Fund paid IBT $850 and the Portfolio paid no custodian fees to IBT.

BROKERAGE
    For the fiscal year ended July 31, 1995, the ten months ended July 31, 1994 and for the period from the start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended July 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund and the Portfolio, and, for the year ended September 30, 1995, earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

                             AGGREGATE         AGGREGATE      TOTAL COMPENSATION
                           COMPENSATION      COMPENSATION       FROM TRUST AND
NAME                        FROM FUND      FROM PORTFOLIO       FUND COMPLEX
----                      ------------     --------------    ------------------
Donald R. Dwight ..........    $0              $3,994(2)        $135,000(4)
Samuel L. Hayes, III ......     0               3,955(3)         150,000(5)
Norton H. Reamer ..........     0               3,922            135,000
John L. Thorndike .........     0               4,043            140,000
Jack L. Treynor ...........     0               4,154            140,000
----------
(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2) Includes $988 of deferred compensation.
(3) Includes $1,209 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.

                        ADDITIONAL OFFICER INFORMATION

    In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I of this Statement of Additional Information, Timothy T. Browse (36) has served as a Vice President of the Portfolio since December 1, 1995. Mr. Browse has been a Vice President of BMR and Eaton Vance since 1993 and an employee of Eaton Vance since 1992. Mr. Browse is an officer of various investment companies managed by Eaton Vance or BMR. Prior to joining Eaton Vance, Mr. Browse was a Municipal Bond Trader -- Fidelity Management & Research Company (1987-1992).

                           PERFORMANCE INFORMATION

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from January 8, 1991 through July 31, 1995 and for the one year period ended July 31, 1995. The total return for the period prior to the Fund's commencement of operations on June 1, 1994 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge. The total return for such prior period has not been adjusted to reflect the Fund's distribution fees and certain other expenses.


                          VALUE OF A $1,000 INVESTMENT

                                                                             TOTAL RETURN                    TOTAL RETURN
                                                      VALUE OF          EXCLUDING SALES CHARGE          INCLUDING SALES CHARGE
    INVESTMENT       INVESTMENT      AMOUNT OF       INVESTMENT       --------------------------      --------------------------
      PERIOD            DATE        INVESTMENT*      ON 7/31/95       CUMULATIVE      ANNUALIZED      CUMULATIVE      ANNUALIZED
    ----------       ----------     -----------      ----------       ----------      ----------      ----------      ----------
Life of
the Fund+               1/8/91        $962.39        $1,317.22          36.87%          7.13%           31.72%          6.23%
1 Year
Ended
7/31/95+               7/31/94        $962.64        $1,014.78           5.41%          5.41%            1.48%          1.48%


    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

----------
* Initial investment less the current maximum sales charge of 3.75%.
+ If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended July 31, 1995, the yield of the Fund was 5.46%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 5.46% would be 8.92%, assuming a combined federal and State tax rate of 37.99%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower yield.

    The Fund's distribution rate (calculated on July 31, 1995 and based on the Fund's monthly distribution paid July 31, 1995) was 5.64%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 5.79%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower distribution rate and effective distribution rate.


    See the Tax Equivalent Yield Table in this Part II concerning applicable tax rates and income brackets.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at October 31, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1995,BHC Securities Inc., Philadelphia, PA and Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL were the record owners of approximately 30.11% and 5.61%, respectively, of the outstanding shares, which were held on behalf of their customers who are the benficial owners of such shares, and as to which they had voting power under certain limited circumstances. In addition, as of such date the following shareholders owned beneficially and of record the percentages of outstanding shares of the Fund indicated after their names: Charles J. Venango & Margaret Venango JTWROS, Feasterville, PA (5.24%); Donaldson Lufkin Jenrette, Jersey City, NJ (5.17%) and Marion Forman, Wynnewood, PA (5.16%). To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.


                              OTHER INFORMATION

    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991. The Fund changed its name from EV Traditional Pennsylvania Tax Free Fund to EV Traditional Pennsylvania Municipals Fund on December 1, 1995.

                          TAX EQUIVALENT YIELD TABLE


    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding 6% under the regular federal income tax and Pennsylvania State and local tax laws in effect for 1995.

                                                                                 TAXABLE YIELD NEEDED TO MATCH 6% FREE OF
                                                                       ------------------------------------------------------------
                                                                                                   FEDERAL, STATE,  FEDERAL, STATE,
            1994 TAXABLE INCOME                                         FEDERAL    FEDERAL, STATE    COUNTY AND       COUNTY AND
-------------------------------------------    FEDERAL       STATE     AND STATE     AND COUNTY     PHILADELPHIA      PITTSBURGH
    SINGLE RETURN          JOINT RETURN      INCOME TAX   INCOME TAX     TAXES         TAXES          TAXES (1)        TAXES (2)
---------------------  --------------------  -----------  -----------  ----------  --------------  ---------------  ---------------
       Up to $ 23,350        Up to $ 39,000    15.00%        2.80%        7.26%         7.80%           8.25%            9.14%
  $ 23,351 - $ 56,550   $ 39,001 - $ 94,250    28.00         2.80         8.57          9.20            9.74            10.79
  $ 56,551 - $117,950   $ 94,251 - $143,600    31.00         2.80         8.95          9.60           10.16            11.26
  $117,951 - $256,500   $143,601 - $256,500    36.00         2.80         9.65         10.36           10.96            12.14
        Over $256,500         Over $256,500    39.60         2.80        10.22         10.97           11.61            12.87
-----------------------------------------------------------------------------------------------------------------------------------

Equivalent yields are based on a fixed $1,000 investment with all taxes deducted from income. Included in all areas are the effects of: federal income tax minus savings from itemizing state and local taxes, a 2.80% Pennsylvania income tax and a 4 mill county personal property tax. (1) Philadelphia equivalent yields also include the 4.96% school income tax. (2) Pittsburgh equivalent yields also include 4 mill city and 4 mill school property taxes. While it is expected that the Portfolio will invest primarily in obligations exempt from taxes, other income received by the Fund may be taxable. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36% and 39.6%, over the same ranges of income.

Note: The above-indicated federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions (including Pennsylvania State and local taxes) for taxpayers with Adjusted Gross Income in excess of $114,700. The tax brackets and taxable equivalent yields also do not show the effects of phaseout of personal exemptions for single filers with Adjusted Gross Income in excess of $114,700 and joint filers with Adjusted Gross Income in excess of $172,050. The effective federal tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above. In addition, the equivalent taxable yields for investors who do not itemize will be higher than indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that EV Traditional Pennsylvania Municipals Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations the interest from which is exempt from the regular federal income tax and Pennsylvania State and local income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

EV TRADITIONAL

MUNICIPAL

FUNDS


STATEMENT OF ADDITIONAL
INFORMATION

DECEMBER 1, 1995


EV TRADITIONAL CONNECTICUT MUNICIPALS FUND

EV TRADITIONAL NEW JERSEY MUNICIPALS FUND

EV TRADITIONAL PENNSYLVANIA MUNICIPALS FUND



EV TRADITIONAL
MUNICIPAL FUNDS
24 FEDERAL STREET
BOSTON, MA 02110

-------------------------------------------------------------------------------

PORTFOLIO INVESTMENT ADVISER
Boston Management and Research, 24 Federal Street, Boston, MA 02110

FUND ADMINISTRATOR
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265


CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111


TRANSFER AGENT
First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104
(800) 262-1122

AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110

                                                                    [LOGO]
                                                               EATON VANCE
                                                               =================
                                                                    MUTUAL FUNDS


                                                                      T-C12/1SAI

EATON VANCE MUNICIPALS TRUST

FOR THE FUNDS:

                  - EV Traditional Connecticut Tax Free Fund

                  - EV Traditional New Jersey Tax Free Fund

                  - EV Traditional Pennsylvania Tax Free Fund


================================================================================


                               [EATON VANCE LOGO]


================================================================================


                            ANNUAL SHAREHOLDER REPORT

                                  JULY 31, 1995

                                TABLE OF CONTENTS

ITEM                                                                       PAGE
One-year results ........................................................    2
President's letter to shareholders ......................................    3
Management Reports:
        EV Traditional Connecticut Tax Free Fund ........................    4
        EV Traditional New Jersey Tax Free Fund .........................    5
        EV Traditional Pennsylvania Tax Free Fund .......................    6
        Financial Results ...............................................    7

                 INFORMATION ABOUT YOUR MUTUAL FUND INVESTMENT

                                                    RESULTS FOR THE YEAR ENDED JULY 31, 1995.
                --------------------------------------------------------------------------------------------------------------------
                                                 Fund's                                                  The After-Tax
                Dividends Paid   Fund's NAV   Distribution                             If Your Combined   Equivalent      Federal
                   by Fund      Per Share at    Rate at                                 Federal & State    Yield You     Income Tax
                During Period     7/31/95       7/31/95                                   Tax Rate is    Would Need is  Information*
                --------------  ------------  ------------                             ----------------  -------------  ------------
EV Traditional
CONNECTICUT
Tax Free Fund      $0.575         $10.09         5.70%      [GRAPHIC OF CONNECTICUT]         38.88%          9.30%         99.29%

EV Traditional
NEW JERSEY
Tax Free Fund      $0.590         $ 9.98         5.91%      [GRAPHIC OF NEW JERSEY]          40.21%          9.86%         99.35%

EV Traditional
PENNSYLVANIA
Tax Free Fund      $0.585         $ 9.98         5.86%      [GRAPHIC OF PENNSYLVANIA]        37.79%          9.41%         99.60%

* Percentages represent the amounts of the total dividends paid by the Funds, from net investment income during the year that ended July 31, 1995, that have been designated as tax-exempt interest dividends. Tax legislation eliminated the exception to the market discount rules applicable to tax-exempt obligations.As a result, certain tax-exempt obligations acquired by the Portfolio at market discounts may generate a small amount of ordinary taxable income.

TO SHAREHOLDERS

The global economy continues to demonstrate a pattern of slow growth with low inflation. The U.S. economy is no exception, with Gross Domestic Product poised to grow only modestly during 1995, between 2% and 3%, with inflation of less than 3%. These characteristics bode well for all capital markets and particularly fixed-income markets, including municipal bonds.

Indeed, municipal bonds performed well during the first half of 1995, posting strong price gains as a result of this favorable investment environment. However, during this period the municipal market underperformed the taxable market because of concern about the potential passage of major tax reform (e.g., flat tax, value-added tax or consumption tax) legislation.

Were major tax reform to become law, municipal bonds would likely be underperformers relative to taxable bonds because the current tax-advantaged status of municipal bonds probably would be eliminated.

However, we at Eaton Vance believe there is little chance of major tax reform legislation being enacted. Many reasons have led us to this conclusion. For example, the inherent regressivity of the various flat tax proposals will provoke much opposition, as will proposals to eliminate such tax breaks as deductions for mortgage interest and state and local taxes. Also, such proposals could seriously depress entire sectors of the U.S. economy.

Accordingly, we view this recent underperformance by municipal bonds due to fears of tax reform as a potential buying opportunity. Municipal bonds could represent an attractive asset class at these current relative trading relationships, with the potential for future outperform-ance for those investors willing to adopt a patient, long-term investment horizon.

In addition, proposals are now circulating in both Congress and the White House to reduce the nation's budget deficit by severely cutting expenditures over the next decade. If enacted, such a concept would drastically reduce the federal government's borrowing needs and, as a result, would exert a meaningful downward influence on interest rates across the entire yield curve. All fixed-income instruments, including municipal bonds, would benefit.

[Chart entitled "Despite tax policy uncertainty, tax-exempt bonds yield more than 88% of Treasury yields"]

This is a bar chart. The first of two bars shows the yield for 30-year AA-rated General Obligation (GO) bonds as 6.05%.

Below that bar is a second bar, showing the yield of 30-year Treasury bonds as 6.90%.

Extending to the right of the upper bar--the one describing general obligation yield--is an additional bar labeled 9.45% - Taxable equivalent yield of investment for couple in 35% tax bracket.

An asterisk after "30-year AA General Obligation (GO) bonds" refers to the following footnote: "Source: Bloomberg, L.P. GO yield is a compilation of a respresentative variety of general obligation bonds and is not necessarily represented by the Fund's yield."

There are these other footnotes:
Principal and interest payments of Treasury securities are guaranteed by the U.S. government. Statistics as of July 31, 1995. Past performance is no guarantee of future results.

We will continue to monitor changes in economic and political conditions and to pursue the goal of your Fund: to provide you with a competitive distribution of tax-free income from a portfolio of quality municipal bonds.+

[PHOTO THOMAS J.FETTER, PRESIDENT]

Sincerely,

/s/ THOMAS J.FETTER
-------------------
Thomas J.Fetter
President
September 20, 1995


+ A portion of the Portfolios' income could be subject to Federal alternative minimum tax.

Included in the pages that follow are performance charts that compare your Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in your Fund and the unmanaged Lehman Brothers Municipal Bond Index. The solid line on the chart represents the Fund's performance. The Fund's total return figure reflects fund expenses and portfolio transaction costs, and assumes the reinvestment of income dividends and capital gain distributions. The dotted line represents the performance of the Lehman Brothers Municipal Bond Index, a broad-based, widely recognized unmanaged index of municipal bonds. Whereas the Fund's portfolio is composed principally of bonds solely from your individual state, the Index is composed of bonds from all 50 states and many jurisdictions. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index.

EV TRADITIONAL CONNECTICUT TAX FREE FUND

YOUR INVESTMENT AT WORK
Loomis Chaffee School
MBIA Insured bonds

Issued in 1995 under the aegis of the Connecticut Health and Educational Facilities Authority, the proceeds of these bonds were used to finance the construction of a new dormitory and various renovations at Loomis Chaffee School, a private secondary school located in Windsor. The school maintains a selective admissions policy, has an endowment of $30 million, and has an outstanding debt of only half that amount. The school's impressive profile and balanced finances gave MBIA the comfort to insure this issue, which is rated Aaa/AAA. Naturally, private insurance does not remove the market risk associated with this investment.

PORTFOLIO OVERVIEW
Based on market value as of July 31, 1995
[GRAPHIC OF CONNECTICUT]

Number of issues..................................................     100
Average quality...................................................     Aa-
Investment grade..................................................     99.5%
Effective maturity................................................     16.6 yrs.
Largest sectors:
   Healthcare (non-hospital)......................................     12.5%
   Education......................................................     10.8
   Insured hospitals..............................................     10.0*
   Housing........................................................      8.2
   Solid waste....................................................      8.1

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with this investment.

THE STATE OF THE STATE: Connecticut

The economy in Connecticut is beginning to regain its luster. Economic indicators such as job growth and personal income continue to strengthen from their late 1980s bout with layoffs and restructuring that afflicted the state. The state's deep recession led to major job losses in such industries as finance, real estate, insurance and defense, which were hard-hit by industry restructurings, and shrinking government appropriations. Together, those setbacks eroded the state's economic base. However, while the employment outlook for those industries remains relatively weak, job gains in construction, service, trade, health care and tourism have partially offset those losses and have helped put the state on the road to recovery.

While the municipal market has been roiled by uncertainties over tax reform and the fallout from the Orange County debacle, investors in Connecticut tax-exempt debt can feel comfortable knowing that this state has a long history of conservative financial management and employs good disclosure practices.Connecticut is steadily advancing beyond the difficulties of its recent past and is moving to improve its financial future.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV TRADITIONAL CONNECTICUT TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX
From April 30, 1994, through July 31, 1995

--------------------------------------------------
     Cumulative                  1         Life of
    Total Return                Year       Fund*
--------------------------------------------------
    With 3.75% sales charge     2.0%        3.6%
--------------------------------------------------
    Without sales charge        5.9%        6.7%
--------------------------------------------------


EV TRADITIONAL CONNECTICUT TAX FREE FUND:  $10,860
EV TRADITIONAL CONNECTICUT TAX FREE FUND W/MAX. SALES CHARGE: $10,453 LEHMAN BROTHERS MUNICIPAL BOND INDEX: $11,012

DATE                T. CT. OFFERING       C. CT. NAV          LEHMAN BROS.
--------------------------------------------------------------------------
4/94+               $ 9,625                $10,000              $10,000
5/94                  9,757                 10,138               10,087
6/94                  9,658                 10,034               10,028
7/94                  9,871                 10,255               10,209
8/94                  9,889                 10,275               10,244
9/94                  9,759                 10,139               10,094
10/94                 9,491                  9,861                9,915
11/94                 9,161                  9,518                9,735
12/94                 9,439                  9,807                9,949
1/95                  9,789                 10,170               10,234
2/95                 10,115                 10,509               10,532
3/95                 10,205                 10,603               10,653
4/95                 10,223                 10,621               10,665
5/95                 10,497                 10,906               11,005
6/95                 10,371                 10,775               10,909
7/95                 10,453                 10,860               11,012

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Source: Towers Data Systems, Bethesda, MD.

*Investment operations commenced 4/19/94. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"The extreme market volatility of last autumn created a good opportunity to purchase deep discount bonds - even among high quality AA- and AAA-rated bonds - and pick up yield without sacrificing credit quality. By the Spring of 1995, the market had rallied sharply and these discount bonds had significantly outperformed other segments of the market, adding to the performance of the Fund. The market has quieted in recent months, especially the Connecticut market, where new issuance is limited largely to generic general obligation issues."

[PHOTO NICOLE ANDERES]

                                                      Nicole Anderes

EV TRADITIONAL NEW JERSEY TAX FREE FUND

YOUR INVESTMENT AT WORK
Gloucester County, NJ                               [GRAPHIC]
Utility Authority
Water & Sewer Revenue Bonds

Issued by the Gloucester County Utility Authority, this bond was dedicated to funding Phase III of a waste treatment facility in Gloucester County. Specifically, the program is designed to upgrade the maintenance and operating efficiency of a waste treatment facility. By constructing a second sludge incinerator, the plant should reach a 20% increase in its daily capacity. The bond provided improvements for the County, while representing an attractive yielding investment supported by residents' water and sewer bill payments.

PORTFOLIO OVERVIEW
Based on market value as of July 31, 1995
[GRAPHIC OF NEW JERSEY]

Number of issues .................................................    130
Average quality ..................................................     A
Investment grade .................................................    87.6%
Effective maturity ...............................................    16.25 yrs.
Largest sectors:
   Transportation ................................................    15.1%
   General obligations ...........................................    13.3
   Solid waste ...................................................     6.8
   Hospitals .....................................................     6.6
   Insured lease revenue..........................................     5.8*

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with this investment.

THE STATE OF THE STATE: New Jersey

The New Jersey economy has reflected the slower activity of the national scene. Declines in the housing market, manufacturing, and consumer spending have contributed to the state's slowdown. Nearly 10,000 jobs have been lost in manufacturing alone this year. The state's unemployment rate stood at 6.8% in July, remaining well above the national rate. On a more positive note, the service sector continued to add jobs. More than two-thirds of the 52,000 private sector jobs created in the past year within the state were generated by the service segment, including business, management, engineering, retailing, food services, and health care. And while housing starts were depressed, outlays for commercial construction and public works projects remained fairly strong.

New Jersey has benefited from its increasingly well-managed financial operations and a strong display of fiscal prudence by the Whitman administration. Implementing stricter cost controls and reductions in expenditures, New Jersey is providing a model for other states hoping to control social spending.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV TRADITIONAL NEW JERSEY TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX
From April 30, 1994, through July 31, 1995

         --------------------------------------------
          Cumulative                 1        Life of
         Total Return               Year       Fund*
         --------------------------------------------
         With 3.75% sales charge    2.6%       2.9%
         --------------------------------------------
         Without sales charge       6.6%       6.0%
         --------------------------------------------

EV TRADITIONAL NEW JERSEY TAX FREE FUND: $10,854
EV TRADITIONAL NEW JERSEY TAX FREE FUND W/MAX. SALES CHARGE: $10,444 LEHMAN BROTHERS MUNICIPAL BOND INDEX: $11,012

DATE          T.NJ OFFERING         T.NJ NAV     LEHMAN BROS.
-------------------------------------------------------------
4/94+           $ 9,622             $10,000       $10,000
5/94              9,728              10,110        10,087
6/94              9,639              10,017        10,028
7/94              9,796              10,180        10,209
8/94              9,875              10,262        10,244
9/94              9,754              10,137        10,094
10/94             9,546               9,920         9,915
11/94             9,294               9,659         9,735
12/94             9,566               9,941         9,949
1/95              9,879              10,267        10,264
2/95             10,139              10,536        10,532
3/95             10,220              10,621        10,653
4/95             10,239              10,641        10,665
5/95             10,508              10,920        11,055
6/95             10,392              10,800        10,909
7/95             10,444              10,854        11,012

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

* Investment operations commenced 4/13/94. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"The past year has proven to be a highly volatile period for the bond market, given last year's sharp decline and the subsequent strong market rally we have enjoyed in 1995. I have focused on the insured sector to provide quality and ensure good liquidity for the Portfolio. At the same time, I've increased slightly the Portfolio's exposure to the health care sector, which has improved somewhat in recent months, and have added some select high-yielding situations, which helped add yield to the Fund."

[PHOTO ROBERT B. MACINTOSH]

                                                      Robert B. MacIntosh

EV TRADITIONAL PENNSYLVANIA TAX FREE FUND

YOUR INVESTMENT AT WORK
Chester County
Industrial Development Auth.
Senior Life Choice of Kimberton

The proceeds of these bonds are being used to fund the construction of the Continuing Care Retirement Center, an assisted living project in Kimberton, PA. This issue is a good example of the Portfolio's efforts to focus on non-rated bonds and private placement issues. Because the issue was purchased in its entirety by Eaton Vance, we were able to structure the deal with favorable terms. With an 8.05% coupon, the bonds represent a 250 basis point advantage over other long-term Pennsylvania issues.

PORTFOLIO OVERVIEW
Based on market value as of July 31, 1995
[GRAPHIC OF NEW JERSEY]

Number of issues..................................................    132
Average quality...................................................    Aa-
Investment grade..................................................    95.1%
Effective maturity................................................    14.13 yrs.
Largest sectors:
   Hospitals......................................................    22.6%
   Housing........................................................    12.3
   Industrial development authority...............................     8.7
   Insured hospitals..............................................     7.1*
   Escrowed.......................................................     6.5

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with this investment.

THE STATE OF THE STATE: Pennsylvania

The Pennsylvania economy continues to demonstrate the beneficial effects of a shift from its past reliance on manufacturing toward a growing diversification into the service sectors. Pennsylvania's unemployment rate declined sharply during the period, falling to 5.4% in July. The service sector continued to account for nearly two-thirds of the state's job gains, with health services and social services pacing the gains. Durable goods manufacturing also added significantly to job growth, led by metals and industrial machinery.

Pennsylvania has now posted three consecutive years with surplus operations. That marks a significant departure from the early 1990s, when a declining cyclical economy and rising social costs played havoc with the state's finances. Importantly, with an improved economic mix and a stronger national and regional picture, Pennsylvania has returned to fiscal balance in recent years. The Commonwealth's fiscal outlook has benefited from a tax package implemented in 1991, as well as from stricter cost controls and an improving revenue base resulting from a stronger economy.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV TRADITIONAL PENNSYLVANIA TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX
From June 30, 1994, through July 31, 1995

-------------------------------------------------------
        Cumulative                  1          Life of
       Total Return               Year         Fund*
-------------------------------------------------------
       With 3.75% sales charge    1.5%          2.5%
-------------------------------------------------------
       Without sales charge       5.4%          5.9%
-------------------------------------------------------

EV TRADITIONAL PENNSYLVANIA TAX FREE FUND:  $10,743
EV TRADITIONAL PENNSYLVANIA TAX FREE FUND W/MAX. SALES CHARGE: $10,337 LEHMAN BROTHERS MUNICIPAL BOND INDEX: $10,982

DATE            T. PA. OFFERING              T. PA. NAV        LEHMAN BROS.
---------------------------------------------------------------------------
6/94+               $ 9,621                   $10,000          $10,000
7/94                  9,806                    10,191           10,180
8/94                  9,825                    10,211           10,216
9/94                  9,686                    10,067           10,066
10/94                 9,478                     9,851            9,887
11/94                 9,179                     9,541            9,708
12/94                 9,388                     9,758            9,922
1/95                  9,678                    10,059           10,206
2/95                  9,944                    10,336           10,502
3/95                 10,065                    10,462           10,623
4/95                 10,063                    10,460           10,636
5/95                 10,390                    10,799           10,975
6/95                 10,275                    10,679           10,879
7/95                 10,337                    10,743           10,982

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's share, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

*Investment operations commenced 6/1/94. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"The market outlook for the municipal sector has improved significantly following a difficult 1994. With a slow growth economy and relatively low municipal supply, the municipal market has fared well in 1995. Accordingly, I have become somewhat more constructive toward the market, adding to positions in bonds that tend to be more sensitive to interest rate changes. Elsewhere, I've continued to be very selective about investments in hospital bonds. Finally, in a fairly quiet market, I have looked increasingly to private placements and non-rated bonds for opportunities to increase the Fund's yield."

[PHOTO DAVID C. REILLY]

                                                      David C. Reilly

                          EV Traditional Tax Free Funds
                              Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                  July 31, 1995
--------------------------------------------------------------------------------


                                                                           TRADITIONAL       TRADITIONAL      TRADITIONAL
                                                                           CONNECTICUT       NEW JERSEY      PENNSYLVANIA
                                                                              FUND              FUND             FUND
                                                                           -----------       -----------      -----------
ASSETS:
   Investments -
      Identified cost                                                      $   1,043,797    $   1,657,362    $  1,448,371
      Unrealized appreciation                                                     48,377           24,141          27,436
                                                                           -------------    -------------    ------------
         Total investments in Portfolio, at value (Note 1A)                $   1,092,174    $   1,681,503    $  1,475,807
   Receivable for Fund shares sold                                                     -            9,623               -
   Receivable from the Administrator (Note 4)                                     19,622           19,481          15,522
   Deferred organization expenses (Note 1D)                                        7,776            6,332           5,995
                                                                           -------------    -------------    ------------
            Total assets                                                   $   1,119,572    $   1,716,939    $  1,497,324
                                                                           -------------    -------------    ------------
LIABILITIES:
   Dividends payable                                                       $       4,066    $       4,654    $      4,013
   Payable for Fund shares redeemed                                                    -                -           5,862
   Payable to affiliate - Custodian fee                                               84               84               -
   Accrued expenses                                                                  539              570             769
                                                                           -------------    -------------    ------------
            Total liabilities                                              $       4,689    $       5,308    $     10,644
                                                                           -------------    -------------    ------------
NET ASSETS                                                                 $   1,114,883    $   1,711,631    $  1,486,680
                                                                           =============    =============    ============

SOURCES OF NET ASSETS:
   Paid-in capital                                                         $   1,080,007    $   1,709,942    $  1,472,355
   Accumulated net realized loss on investment and financial
      futures transactions (computed on the basis of identified cost)           (11,986)         (21,036)         (12,503)
   Accumulated distributions in excess of net investment income                  (1,515)          (1,416)            (608)
   Unrealized appreciation of investments and financial futures contracts
      from Portfolio (computed on the basis of identified cost)                   48,377           24,141          27,436
                                                                           -------------    -------------    ------------
            Total                                                          $   1,114,883    $   1,711,631    $  1,486,680
                                                                           =============    =============    ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING                                        110,521          171,530         148,932
                                                                           =============    =============    ============
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets / shares of beneficial interest outstanding)                $       10.09    $        9.98    $       9.98
                                                                           =============    =============    ============
COMPUTATION OF OFFERING PRICE PER SHARE
   (100/96.25 of net asset value per share)                                $       10.48    $       10.37    $      10.37
                                                                           =============    =============    ============


On sales of $50,000 or more, the offering price is reduced.

                        See notes to financial statements

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                            Year Ended July 31, 1995
--------------------------------------------------------------------------------




                                                                                     TRADITIONAL       TRADITIONAL      TRADITIONAL
                                                                                     CONNECTICUT       NEW JERSEY      PENNSYLVANIA
                                                                                        FUND              FUND             FUND
                                                                                     -----------       -----------      -----------
INVESTMENT INCOME (NOTE 1B):
   Interest income allocated from Portfolio                                          $      39,132    $      61,020    $     35,913
   Expenses allocated from Portfolio                                                        (3,336)         (4,868)          (2,658)
                                                                                     -------------    -------------    ------------
         Net investment income from Portfolio                                        $      35,796    $      56,152    $     33,255
                                                                                     -------------    -------------    ------------
   Expenses -
      Service fees (Note 5)                                                          $          36    $          28    $         56
      Custodian fee (Note 4)                                                                 1,419            2,584             850
      Printing and postage                                                                   7,408            9,219           7,940
      Legal and accounting services                                                          5,806            5,643           3,385
      Amortization of organization expenses (Note 1D)                                        1,364              757           1,806
      Registration costs                                                                       503              128             516
      Transfer and dividend disbursing agent fees                                              466              593             397
      Miscellaneous                                                                          2,656              625             628
                                                                                     -------------    -------------    ------------
         Total expenses                                                              $      19,658    $      19,577    $     15,578
   Deduct allocation of expenses to the Administrator (Note 4)                              19,622           19,481          15,522
                                                                                     -------------    -------------    ------------
            Net expenses                                                             $          36    $          96    $         56
                                                                                     -------------    -------------    ------------
               Net investment income                                                 $      35,760    $      56,056    $     33,199
                                                                                     -------------    -------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from Portfolio -
      Investment transactions (identified cost basis)                                $         (23)   $     (7,089)    $        164
      Financial futures contracts                                                          (11,941)        (13,935)         (12,667)
                                                                                     -------------    -------------    ------------
         Net realized loss on investments and financial futures contracts            $     (11,964)   $    (21,024)    $    (12,503)
   Change in unrealized appreciation of investments                                         46,738           23,112          27,034
                                                                                     -------------    -------------    ------------
            Net realized and unrealized gain                                         $      34,774    $       2,088    $     14,531
                                                                                     -------------    -------------    ------------
               Net increase in net assets from operations                            $      70,534    $      58,144    $     47,730
                                                                                     =============    =============    ============





                        See notes to financial statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                            Year Ended July 31, 1995
--------------------------------------------------------------------------------


                                                                                     TRADITIONAL       TRADITIONAL      TRADITIONAL
                                                                                     CONNECTICUT       NEW JERSEY      PENNSYLVANIA
                                                                                        FUND              FUND             FUND
                                                                                     -----------       -----------      -----------
INCREASE (DECREASE) IN NET ASSETS:
   From operations -
      Net investment income                                                          $      35,760    $      56,056    $     33,199
      Net realized loss on investments                                                     (11,964)         (21,024)        (12,503)
      Change in unrealized appreciation of investments                                      46,738           23,112          27,034
                                                                                     -------------    -------------    ------------
               Net increase in net assets from operations                            $      70,534    $      58,144    $     47,730
                                                                                     -------------    -------------    ------------
   Distributions to shareholders (Note 2) -
      From net investment income                                                     $     (35,760)   $     (56,056)   $    (33,199)
      In excess of net investment income                                                    (1,438)          (1,355)           (474)
                                                                                     -------------    -------------    ------------
               Total distributions to shareholders                                   $     (37,198)   $     (57,411)   $    (33,673)
                                                                                     -------------    -------------    ------------
   Transactions in shares of beneficial interest (Note 3) -
      Proceeds from sales of shares                                                  $   1,185,803    $   1,752,811    $  1,594,537
      Net asset value of shares issued to shareholders in payment
         of distributions declared                                                          12,415           19,133          13,089
      Cost of shares redeemed                                                             (279,831)        (357,531)       (229,836)
                                                                                     -------------    -------------    ------------
            Increase in net assets from Fund share transactions                      $     918,387    $   1,414,413    $  1,377,790
                                                                                     -------------    -------------    ------------
               Net increase in net assets                                            $     951,723    $   1,415,146    $  1,391,847

NET ASSETS:
   At beginning of period                                                                  163,160          296,485          94,833
                                                                                     -------------    -------------    ------------
   At end of period                                                                  $   1,114,883    $   1,711,631    $  1,486,680
                                                                                     =============    =============    ============

ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
   INCOME INCLUDED IN NET ASSETS AT END OF PERIOD                                    $     (1,515)    $     (1,416)    $      (608)
                                                                                     ============     ============     ===========


                        See notes to financial statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                            Year Ended July 31, 1994*
--------------------------------------------------------------------------------


                                                                                     TRADITIONAL       TRADITIONAL      TRADITIONAL
                                                                                     CONNECTICUT       NEW JERSEY      PENNSYLVANIA
                                                                                        FUND              FUND             FUND
                                                                                     -----------       -----------      -----------
INCREASE (DECREASE) IN NET ASSETS:
   From operations -
      Net investment income                                                          $       1,092    $         600    $        111
      Net realized loss on investments                                                         (22)             (12)              -
      Unrealized appreciation of investments                                                 1,639            1,029             402
                                                                                     -------------    -------------    ------------
               Net increase in net assets from operations                            $       2,709    $       1,617    $        513
                                                                                     -------------    -------------    ------------
   Distributions to shareholders (Note 2) -
      From net investment income                                                     $      (1,092)   $        (600)   $       (111)
      In excess of net investment income                                                       (77)             (61)           (134)
                                                                                     -------------    -------------    ------------
               Total distributions to shareholders                                   $      (1,169)   $        (661)   $       (245)
                                                                                     -------------    -------------    ------------
   Transactions in shares of beneficial interest (Note 3) -
      Proceeds from sales of shares                                                  $     161,241    $     346,177    $     94,424
      Net asset value of shares issued to shareholders in payment
         of distributions declared                                                             379               52             141
      Cost of shares redeemed                                                                    -          (50,700)              -
                                                                                     -------------    -------------    ------------
            Increase in net assets from Fund share transactions                      $     161,620    $     295,529    $     94,565
                                                                                     -------------    -------------    ------------
               Net increase in net assets                                            $     163,160    $     296,485    $     94,833
NET ASSETS:
   At beginning of period                                                                        -                -               -
                                                                                     -------------    -------------    ------------
   At end of period                                                                  $     163,160    $     296,485    $     94,833
                                                                                     =============    =============    ============

ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
   INCOME INCLUDED IN NET ASSETS AT END OF PERIOD                                    $        (77)    $        (61)    $      (134)
                                                                                     =============    =============    ============


* For the Traditional Connecticut, Traditional New Jersey and the Traditional Pennsylvania Funds, the Statements of Changes in Net Assets are for the period from the start of business, April 19, 1994, April 13, 1994 and June 1, 1994, respectively, to July 31, 1994.

                        See notes to financial statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                              TRADITIONAL CONNECTICUT      TRADITIONAL NEW JERSEY         TRADITIONAL PENNSYLVANIA
                                           ----------------------------  ----------------------------   ----------------------------
                                            YEAR ENDED    PERIOD ENDED    YEAR ENDED   PERIOD ENDED     YEAR ENDED    PERIOD ENDED
                                           JULY 31,1995  JULY 31,1994**  JULY 31,1995  JULY 31,1994**   JULY 31,1995  JULY 31,1994**
                                           ----------------------------  ----------------------------   ----------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $10.100      $10.000          $9.940        $10.000          $10.050       $ 10.000
                                              -------      -------          ------        -------          -------        -------

INCOME FROM OPERATIONS:
   Net investment income                      $ 0.553      $ 0.153          $0.576        $ 0.161          $ 0.577        $ 0.044
   Net realized and unrealized gain(loss)
      on investments                            0.012        0.111           0.054         (0.044)++        (0.062)++       0.104
                                              -------      -------          ------        -------          -------        -------
      Total income from operations            $ 0.565      $ 0.264          $0.630        $ 0.117          $ 0.515        $ 0.148
                                              -------      -------          ------        -------          -------        -------


LESS DISTRIBUTIONS:
   From net investment income                 $(0.553)     $(0.153)         $(0.576)      $(0.161)         $(0.577)       $(0.044)
   In excess of net investment income          (0.022)      (0.011)          (0.014)       (0.016)          (0.008)        (0.054)
                                              -------      -------          -------       -------          -------        -------

      Total distributions                     $(0.575)     $(0.164)         $(0.590)      $(0.177)         $(0.585)       $(0.098)
                                              -------      -------          -------       -------          -------        -------

NET ASSET VALUE, END OF PERIOD                $10.090      $10.100          $ 9.980       $ 9.940          $ 9.980        $10.050
                                              =======      =======          =======       =======          =======        =======

TOTAL RETURN (2)                                 5.89%        2.66%           6.62%          1.19%            5.41%          1.49%


RATIOS/SUPPLEMENTAL DATA*:
   Net assets, end of period (000 omitted)    $ 1,115      $   163          $1,712        $   296          $ 1,487        $    95

   Ratio of net expenses to average daily
      net assets (1)                            0.51%       0.48%+           0.50%         0.43%+            0.46%           1.69%+

   Ratio of net investment income to average
      daily net assets                          5.46%       4.83%+           5.65%         4.11%+            5.58%           2.76%+


*For the year ended July 31, 1995 and the period from the start of business, April 19, 1994, April 13, 1994 and June 1, 1994, to July 31, 1994,respectively, the operating expenses of the Funds reflect an allocation of expenses to the Administrator. Had such actions not been taken, net investment income (loss) per share and the ratios would have been as follows:

NET INVESTMENT INCOME (LOSS) PER SHARE        $ 0.249      $(0.045)         $0.375        $(0.237)         $ 0.307        $(0.258)
                                              =======      =======          ======        =======          =======        =======

RATIOS (As a percentage of average daily
 net assets):
      Expenses (1)                               3.51%        6.73%+          2.47%         10.59%+           3.07%         20.95%+
      Net investment income (loss)               2.46%       (1.42)%+         3.68%         (6.05)%+          2.97%        (16.50)%+


** For the Traditional Connecticut, Traditional New Jersey and the Traditional
   Pennsylvania Funds, the Financial Highlights are for the period from the start of business, April 19, 1994, April 13, 1994 and June 1, 1994, respectively, to July 31, 1994.

+  Annualized.

++ The per share amount is not in accord with the net realized and unrealized gain for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

(1) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

(2) Total return is calculated assuming purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date.Total return is computed on a non-annualized basis.

                        See notes to financial statements

                          NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES

Eaton Vance Municipals Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of sixty-three Funds, three of which are included in these financial statements and are considered to be nondiversified. They include EV Traditional Connecticut Tax Free Fund, ("Traditional Connecticut Fund"), EV Traditional New Jersey Tax Free Fund ("Traditional New Jersey Fund") and EV Traditional Pennsylvania Tax Free Fund ("Traditional Pennsylvania Fund"). Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding Fund. The Traditional Connecticut Fund invests its assets in the Connecticut Tax Free Portfolio, the Traditional New Jersey Fund invests its assets in the New Jersey Tax Free Portfolio and the Traditional Pennsylvania Fund invests its assets in the Pennsylvania Tax Free Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Funds' proportionate interest in the net assets of that Portfolio (0.6%, 0.4% and 0.3% at July 31, 1995 for the Traditional Connecticut Fund, Traditional New Jersey Fund and Traditional Pennsylvania Fund, respectively.) The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS - Valuation of securities by the Portfolios is discussed in Note 1 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

B. INCOME - Each Fund's net investment income consists of each Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

C. FEDERAL TAXES - Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At July 31, 1995, net capital losses of $12,141, $22,379 and $15,147 for the Traditional Connecticut Fund, Traditional New Jersey Fund and Traditional Pennsylvania Fund, respectively, attributable to security transactions incurred after October 31, 1994 are treated as arising on the first day of the Fund's next taxable year. Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

D. DEFERRED ORGANIZATION EXPENSES - Costs incurred by a Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years, beginning on the date each Fund commenced operations.

E. OTHER - Investment transactions are accounted for on a trade date basis.

(2) DISTRIBUTIONS TO SHAREHOLDERS

The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of a Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

--------------------------------------------------------------------------------

(3) SHARES OF BENEFICIAL INTEREST

The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               TRADITIONAL               TRADITIONAL              TRADITIONAL
                                                             CONNECTICUT FUND           NEW JERSEY FUND         PENNSYLVANIA FUND
                                                                -----------               -----------              -----------
                                                            YEAR ENDED JULY 31,       YEAR ENDED JULY 31,      YEAR ENDED JULY 31,
                                                            -------------------       -------------------      -------------------
                                                            1995          1994*       1995          1994*      1995         1994*
                                                            ----          -----       ----          -----      ----         -----
Sales                                                     120,607        16,109      176,303       34,973    161,529        9,425
Issued to shareholders electing to receive
    payments of distributions in Fund shares                1,266            38        1,938            5      1,318           14
Redemptions                                               (27,499)            -      (36,535)      (5,154)   (23,354)           -
                                                          -------       -------      -------      -------     -------       -----
Net Increase                                               94,374        16,147      141,706       29,824    139,493        9,439
                                                          =======       =======      =======      =======    =======       ======


* From the start of business, April 19, 1994, April 13, 1994 and June 1, 1994, for the Traditional Connecticut, Traditional New Jersey and Traditional Pennsylvania Funds, respectively, to July 31, 1994.

--------------------------------------------------------------------------------

(4) TRANSACTIONS WITH AFFILIATES

Eaton Vance Management (EVM) serves as the administrator of each Fund, but receives no compensation. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See
Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the Funds, $19,622, $19,481 and $15,522 of expenses related to the operation of the Traditional Connecticut Fund, Traditional New Jersey Fund and Traditional Pennsylvania Fund, respectively, were allocated to EVM. Except as to Trustees of the Funds and the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each Fund out of such investment adviser fee. Investors Bank & Trust Company (IBT), an affiliate of EVM, serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Funds or the Portfolios maintain with IBT. Certain of the officers and Trustees of the Funds and Portfolios are officers and directors/trustees of the above organizations (Note
5).

(5) SERVICE PLAN

Each Fund has adopted a service plan designed to meet the requirements of Rule 12b-1 under the Investment Company Act of 1940 and the service fee requirements of the revised sales charge rule of The National Association of Securities Dealers, Inc. The Service Plans provide that each Fund may make service fee payments to the Principal Underwriter, Eaton Vance Distributors, Inc., a subsidiary of Eaton Vance Management, Authorized Firms or other persons in amounts not exceeding 0.25% of each Fund's average daily net assets for any fiscal year. The Trustees have initially implemented each Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not exceeding 0.20% of each Fund's average daily net assets for any fiscal year which is attributable to shares of a Fund sold by such persons and remaining outstanding for at least one year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. For the year ended July 31, 1995, the Traditional Connecticut Fund, Traditional New Jersey Fund and Traditional Pennsylvania Fund paid or accrued service fees of $36, $28, and $56, respectively.

Certain of the officers and Trustees of the Funds are officers and directors of EVD.

--------------------------------------------------------------------------------

(6) INVESTMENT TRANSACTIONS

Increases and decreases in each Fund's investment in its corresponding Portfolio for the year ended July 31, 1995 were as follows:

                                                                      TRADITIONAL           TRADITIONAL            TRADITIONAL
                                                                   CONNECTICUT FUND       NEW JERSEY FUND       PENNSYLVANIA FUND
                                                                   -----------------     -----------------      -----------------
Increases                                                             $1,187,217             $1,903,050             $1,601,729
Decreases                                                                323,060                409,768                268,388

                          INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS OF
EATON VANCE MUNICIPALS TRUST:

We have audited the accompanying statements of assets and liabilities of EV Traditional Connecticut Tax Free Fund, EV Traditional New Jersey Tax Free Fund, and EV Traditional Pennsylvania Tax Free Fund (certain of the series of the Eaton Vance Municipals Trust) as of July 31, 1995, the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year ended July 31, 1995 and for the period from the start of business to July 31, 1994. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the aforementioned funds of Eaton Vance Municipals Trust at July 31, 1995, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                                           DELOITTE & TOUCHE LLP

BOSTON, MASSACHUSETTS
AUGUST 25, 1995

                         CONNECTICUT TAX FREE PORTFOLIO
                    PORTFOLIO OF INVESTMENTS - JULY 31, 1995
--------------------------------------------------------------------------------
                          TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

RATINGS  (UNAUDITED)      PRINCIPAL
                             AMOUNT
               STANDARD        (000
MOODY'S        & POOR'S    OMITTED)    SECURITY                                VALUE
------------------------------------------------------------------------------------
                                       EDUCATION - 10.8%

Baa            BBB          $1,000     Connecticut HEFA, University
                                       of Hartford, 6.75%, 7/1/12        $    975,350
Baa            BBB           5,500     Connecticut HEFA, University
                                       of Hartford, 6.80%, 7/1/22           5,302,660
NR             BBB-          6,175     Connecticut HEFA, Quinnipiac
                                       College, 6.00%, 7/1/23               5,497,294
NR             BBB-          1,000     Connecticut HEFA, Sacred
                                       Heart University, 6.80%,
                                       7/1/12                               1,045,400
NR             A-            1,000     Connecticut HEFA, Sacred
                                       Heart University, 5.80%,
                                       7/1/23                                 842,940
NR             A             1,125     Connecticut HEFA, Taft
                                       School, 5.40%, 7/1/20                1,011,476
Aaa            AAA           6,000     Connecticut HEFA, Yale
                                       University, 5.929%, 6/10/30          5,929,680
                                                                         ------------
                                                                         $ 20,604,800
                                                                         ------------
                                       ESCROWED TO MATURITY - 2.4%

NR             AA-          $  650     State of Connecticut Govern-
                                       ment Obligation Bonds,
                                       6.875%, 7/15/10                   $    729,775
NR             AAA             800     Connecticut Special Tax
                                       Obligation Bonds, Transportation
                                       Infrastructure Purposes, 6.75%,
                                       6/1/11                                 906,304
A1             AA-             645     Connecticut Special Tax
                                       Obligation Bonds, Transportation
                                       Infrastructure Purposes, 6.50%,
                                       7/1/09                                 706,475
A1             AA-             300     Amity RSD No. 5 Bonds,
                                       6.80%, 6/15/08                         326,166
Baa            BBB           1,630     City of Stratford, Government
                                       Obligation Bonds, 7.30%,
                                       3/1/12                               1,869,561
                                                                         ------------
                                                                         $  4,538,281
                                                                         ------------
                                       GENERAL OBLIGATION - 6.1%

Aa1            NR           $  350     City of Avon, 4.60%,
                                       1/15/07                           $    327,159
Aa             NR              525     Town of Guilford, 4.75%,
                                       11/15/10                               476,017
Aa             NR              525     Town of Guilford, 4.75%,
                                       11/15/11                               471,466
A              AA-           2,000     City of Bridgeport, 6.125%,
                                       3/1/05                               2,073,380
Aa             AA-           1,750     State of Connecticut, Capital
                                       Appreciation Bonds, 0%,
                                       11/1/09                                781,515
AA             AA-           1,000     State of Connecticut, 5.50%,
                                       3/15/10                                983,190
AA             AA-             500     State of Connecticut, 5.50%,
                                       3/15/11                                491,235
Aa             AA            1,270     City of Danbury, 4.50%,
                                       2/1/14                               1,062,634
Aa1            NR              650     City of Farmington, 5.70%,
                                       1/15/11                                657,306
NR             BBB             500     Government of Guam, 5.40%,
                                       11/15/18                               431,735
Aa1            AA+             925     City of Norwalk Maritime
                                       Center Project Bonds, 6.05%,
                                       2/1/09                                 952,574
Baa1           A             2,000     Puerto Rico PBA Bonds, 5.50%,
                                       7/1/21                               1,832,480
NR             NR            1,000     Virgin Islands PFA Revenue
                                       Bonds, 7.25%, 10/1/18                1,031,550
                                                                         ------------
                                                                         $ 11,572,241
                                                                         ------------


                                       HEALTH CARE (NON-
                                       HOSPITAL) - 12.5%

A1             AA-          $  600     Connecticut HEFA,
                                       Nursing Home Program
                                       (NHP) (Noble Horizons),
                                       6.00%, 11/1/22                    $    586,554
A1             AA-           1,000     Connecticut HEFA, NHP
                                       (Jewish Home-Fairfield),
                                       6.25%, 11/1/20                       1,008,720
A1             AA-             655     Connecticut HEFA, NHP
                                       (St. Camillus), 6.25%, 11/1/18         661,766
A1             AA-           3,250     Connecticut HEFA, NHP (St.
                                       Joseph's Manor) 6.25%,
                                       11/1/16                              3,283,573
A1             AA-           1,365     Connecticut HEFA, NHP
                                       (Sharon Healthcare) 6.25%,
                                       11/1/14                              1,385,762
Aa3            NR            9,000     Connecticut Development
                                       Authority Health Care Bonds
                                       (Duncaster), 6.75%, 9/1/15           9,301,230
A1             AA-             720     Connecticut HEFA, NHP
                                       (Highland View), 7.00%,
                                       11/1/07                                787,975
A1             AA-             335     Connecticut HEFA, NHP
                                       (Wadsworth Glen), 7.00%,
                                       11/1/07                                366,627
A1             AA-           2,000     Connecticut HEFA, NHP
                                       (Wadsworth Glen), 7.50%,
                                       11/1/16                              2,210,800
A1             AA-           3,000     Connecticut HEFA, NHP
                                       (Windsor), 7.125%, 11/1/14           3,254,820

--------------------------------------------------------------------------------
                      TAX-EXEMPT INVESTMENTS - (CONTINUED)
--------------------------------------------------------------------------------

RATINGS  (UNAUDITED)      PRINCIPAL
                             AMOUNT
               STANDARD        (000
MOODY'S        & POOR'S    OMITTED)    SECURITY                                VALUE
------------------------------------------------------------------------------------
                                       HEALTH CARE (NON-
                                       HOSPITAL) - (continued)

NR             A-            1,000     Puerto Rico I. M. E. (Dr. Pila
                                       Hospital), (FHA)
                                       7.85%, 8/1/28                        1,078,190
                                                                         ------------
                                                                         $ 23,926,017
                                                                         ------------
                                       HOSPITALS - 6.0%

NR             A-           $3,770     Connecticut HEFA, William
                                       W. Backus Hospital, 6.375%,
                                       7/1/22                            $  3,748,096
Baa1           NR            9,150     Connecticut HEFA, Griffin
                                       Hospital, 5.75%, 7/1/23              7,814,009
                                                                         ------------
                                                                         $ 11,562,105
                                                                         ------------
                                       HOUSING - 8.2%

Aa             AA           $  100     Connecticut HFA Mortgage
                                       Revenue Bonds (MRB),
                                       7.40%, 11/15/99                   $    102,965
Aa             AA            1,400     Connecticut HFA, MRB,
                                       7.20%, 11/15/01                      1,473,556
Aa             AA              200     Connecticut HFA, MRB,
                                       7.00%, 11/15/09                        207,336
Aa             AA            6,200     Connecticut HFA, MRB,
                                       6.70%, 11/15/12                      6,336,524
Aa             AA              250     Connecticut HFA, MRB,
                                       6.55%, 11/15/13                        252,910
Aa             AA            1,000     Connecticut HFA, MRB,
                                       5.85%, 11/15/16                        955,420
Aa             AA              120     Connecticut HFA, MRB,
                                       7.625%, 11/15/17                       123,988
Aa             AA            1,700     Connecticut HFA, MRB,
                                       6.35%, 5/15/17                       1,674,177
Aa             AA            2,500     Connecticut HFA, MRB,
                                       6.60%, 11/15/23                      2,511,700
Aa             AA            2,000     Connecticut HFA, MRB,
                                       6.75%, 11/15/23                      2,030,000
                                                                         ------------
                                                                         $ 15,668,576
                                                                         ------------
                                       INDUSTRIAL DEVELOPMENT/
                                       POLLUTION CONTROL
                                       REVENUES - 3.0%

Aaa            AAA          $1,000     Connecticut Development
                                       Authority (Pfizer Inc.),
                                       6.55%, 2/15/13                    $  1,071,700
Aa             AA-           2,000     Connecticut Development
                                       Authority (Economic Develop-
                                       ment Projects), Revenue Bonds,
                                       6.00%, 11/15/08                      2,066,960
A1             A+            2,000     Connecticut Development
                                       Authority (New England
                                       Power Company Project),
                                       7.25%, 10/15/15                      2,142,580
Baa1           A               500     Puerto Rico Port Authority
                                       (American Airlines), 6.30%,
                                       6/1/23                                 485,275
                                                                         ------------
                                                                         $  5,766,515
                                                                         -----------
                                       INSURED AIRPORTS - 4.9%

Aaa            AAA          $8,200     State of Connecticut Airport
                                       Revenue Bonds, Bradley
                                       International Airport, (FGIC),
                                       7.65%, 10/1/12                    $  9,315,364
                                                                         ------------
                                       INSURED COLLEGE AND
                                       UNIVERSITY - 3.9%

Aaa            AAA          $  725     Connecticut HEFA, Fairfield
                                       University (MBIA), 5.00%,
                                       7/1/18                            $    636,129
Aaa            AAA           1,200     Connecticut HEFA, Connecticut
                                       College (MBIA), 6.625%,
                                       7/1/11                               1,272,948
Aaa            AAA           2,000     Connecticut HEFA, Trinity
                                       College (MBIA), 6.00%,
                                       7/1/22                               2,003,960
Aaa            AAA           1,555     Connecticut HEFA, Choate
                                       Rosemary College (MBIA),
                                       6.80%, 7/1/15 (1)                    1,683,661
Aaa            AAA             750     Connecticut HEFA, Loomis
                                       Chafee (MBIA), 6.00%,
                                       7/1/15                                 760,793
Aaa            AAA           1,000     Connecticut HEFA, Loomis
                                       Chafee (MBIA), 6.00%,
                                       7/1/25                               1,005,850
                                                                         ------------
                                                                         $  7,363,341
                                                                         ------------

                                       INSURED MISCELLANEOUS - 0.8%

Aaa            AAA          $1,750     Connecticut Municipal
                                       Electric Energy Cooperative
                                       Bonds (MBIA), 5.00%,
                                       1/1/18                            $  1,549,520
                                                                         ------------

                                       INSURED GENERAL
                                       OBLIGATIONS - 4.3%

Aaa            AAA          $1,220     Town of Bethel, (MBIA),
                                       6.50%, 2/15/09                    $  1,340,243
Aaa            AAA           2,000     City of Waterbury, Tax
                                       Revenue Bonds (FGIC),
                                       5.375%, 4/15/08                      1,984,380
Aaa            AAA             740     Town of Stratford, (MBIA),
                                       6.60%, 3/1/11                          800,924
Aaa            AAA           1,000     City of New Britain, (MBIA),
                                       6.00%, 3/1/12                        1,026,430
Aaa            AAA           1,000     Town of Plainfield, (MBIA),
                                       6.375%, 8/1/11                       1,045,430

--------------------------------------------------------------------------------
                      TAX-EXEMPT INVESTMENTS - (CONTINUED)
--------------------------------------------------------------------------------

RATINGS  (UNAUDITED)      PRINCIPAL
                             AMOUNT
               STANDARD        (000
MOODY'S        & POOR'S    OMITTED)    SECURITY                                 VALUE
-------------------------------------------------------------------------------------
                                       INSURED GENERAL
                                       OBLIGATIONS - (continued)

Aaa            AAA           2,120     Puerto Rico Public Improve-
                                       ment Bonds (MBIA), 5.25%,
                                       7/1/18                               1,955,446
                                                                          ------------
                                                                          $  8,152,853
                                                                          ------------
                                       INSURED HEALTHCARE - 1.3%

A1             AA-          $1,735     Connecticut HEFA, NHP
                                       (St. Joseph's Living Center),
                                       (AMBAC), 5.10%, 11/1/19            $  1,528,604
A1             AA-           1,030     Connecticut HEFA, NHP
                                       (St. Joseph's Learning Center)
                                       (AMBAC), 5.00%,
                                       11/1/09                                 951,699
                                                                          ------------
                                                                          $  2,480,303
                                                                          ------------
                                       INSURED HOSPITAL - 10.0%

Aaa            AAA          $1,000     Connecticut HEFA, Bridgeport
                                       Hospital (MBIA), 6.625%,
                                       7/1/18                             $  1,051,740
Aaa            AAA           6,750     Connecticut HEFA, St. Francis
                                       Hospital (FGIC), 5.00%,
                                       7/1/23                                5,808,172
Aaa            AAA           1,500     Connecticut HEFA, Lawrence
                                       and Memorial Hospital
                                       (MBIA),5.00%, 7/1/13                  1,345,740
Aaa            AAA           5,750     Connecticut HEFA, Lawrence
                                       and Memorial Hospital
                                       (MBIA), 5.00%, 7/1/22                 4,959,203
Aaa            AAA           1,000     Connecticut HEFA, Hospital
                                       of St. Raphael (AMBAC),
                                       6.50%,
                                       7/1/11                                1,080,700
Aaa            AAA           1,500     Connecticut HEFA, Hospital of
                                       St. Raphael (AMBAC), 6.625%,
                                       7/1/14                                1,575,585
Aaa            AAA           2,000     Connecticut HEFA, Yale-New
                                       Haven Hospital (MBIA), 6.50%,
                                       7/1/12                                2,093,380
Aaa            AAA           1,200     Connecticut HEFA, Yale-New
                                       Haven Hospital (MBIA), 7.10%,
                                       7/1/25                                1,297,800
                                                                          ------------
                                                                          $ 19,212,320
                                                                          ------------
                                       INSURED SOLID WASTE - 0.7%

Aaa            AAA          $1,275     Connecticut Resources Recovery
                                       Authority Mid-Connecticut
                                       System Bonds (MBIA), 7.30%,
                                       10/15/12                           $  1,343,161
                                                                          ------------
                                       INSURED SPECIAL TAX - 0.7%

               AAA          $1,500     State of Connecticut Special
                                       Tax Obligation Bonds (STOB)
                                       (FGIC), 5.00%, 10/1/13             $  1,342,950
                                                                          ------------
                                       INSURED WATER
                                       AND SEWER - 3.3%

Aaa            AAA          $1,750     Connecticut Development
                                       Authority Water Facilities Bonds,
                                       Connecticut Water Company
                                       (AMBAC), (AMT), 5.875%,
                                        9/1/22                            $  1,689,048
Aaa            AAA           1,150     Connecticut Development
                                       Authority Water Facilities
                                       Bonds, Connecticut Water
                                       Company (AMBAC),(AMT),
                                       5.75%, 7/1/28                         1,086,853
Aaa            AAA           3,460     South Central Connecticut,
                                       Regional Water Authority
                                       Bonds (FGIC), 5.75%,
                                       8/1/12                                3,445,122
                                                                          ------------
                                                                          $  6,221,023
                                                                          ------------
                                       SOLID WASTE - 8.1%

A              NR           $2,500     Bristol Resource Recovery
                                       Facility Operating Committee,
                                       (Ogden Martin Systems),
                                       6.50%, 7/1/14                      $  2,570,800
A2             A+            1,000     Connecticut Resources
                                       Recovery Authority (American
                                       REF-FUEL Company),
                                       (AMT), 8.10%, 11/15/15                1,104,660
A2             A+              450     Connecticut Resources
                                       Recovery Authority (American
                                       REF-FUEL Company),
                                       (AMT), 8.00%, 11/15/15                  495,760
A2             A+            4,250     Connecticut Resources
                                       Recovery Authority (American
                                       REF-FUEL Company),
                                       (AMT), 6.45%, 11/15/22                4,252,805
NR             A             7,970     Eastern Connecticut Resource
                                       Recovery Authority, (Wheela-
                                       brator Lisbon), 5.50%,
                                       1/1/20                                7,000,609
                                                                          ------------
                                                                          $ 15,424,634
                                                                          ------------
                                       SPECIAL TAX - 2.7%

A1             AA-          $1,000     State of Connecticut STOB,
                                       4.40%, 10/1/04                     $    948,510
A1             AA-           1,000     State of Connecticut STOB,
                                       5.40%, 9/1/10                           968,880
A1             AA-           3,180     State of Connecticut STOB,
                                       6.125%, 9/1/12                        3,273,460
                                                                          ------------
                                                                          $  5,190,850
                                                                          ------------

--------------------------------------------------------------------------------
                      TAX-EXEMPT INVESTMENTS - (continued)
--------------------------------------------------------------------------------

RATINGS  (UNAUDITED)      PRINCIPAL
                             AMOUNT
               STANDARD        (000
MOODY'S        & POOR'S    OMITTED)    SECURITY                                    VALUE
----------------------------------------------------------------------------------------
                                       STUDENT LOANS - 1.4%

A1             NR           $  455     Connecticut Higher Education
                                       Supplemental Loan Authority
                                       (CHESLA) Revenue Bonds
                                       (AMT), 7.375%, 11/15/05            $    477,313

A1             NR            1,350     CHESLA Revenue Bonds
                                       (AMT), 6.20%, 11/15/09                1,355,279
A1             NR              910     CHESLA Revenue Bonds
                                       (AMT), 7.50%, 11/15/10                  960,141
                                                                          ------------
                                                                          $  2,792,733
                                                                          ------------
                                       TRANSPORTATION - 2.4%

Baa1           A            $4,465     Puerto Rico Highway and
                                       Transportation Authority
                                       Bonds, 5.50%, 7/1/15               $  4,172,900
Baa1           A               500     Puerto Rico Highway and
                                       Transportation Authority
                                       Bonds, 5.50%, 7/1/15                    467,290
                                                                          ------------
                                                                          $  4,640,190
                                                                          ------------
                                       UTILITY - 4.3%

NR             BBB          $1,100     Guam Power Authority
                                       Revenue Bonds, 6.625%,
                                       10/1/14                            $  1,115,015
NR             BBB           3,625     Guam Power Authority
                                       Revenue Bonds, 6.30%,
                                       10/1/22                               3,532,671
NR             NR            3,500     Virgin Islands Water and
                                       Power Authority, Electric
                                       Revenue System Bonds,
                                       7.40%, 7/1/11                         3,646,055
                                                                          ------------
                                                                          $  8,293,741
                                                                          ------------
                                       WATER & SEWER
                                       REVENUE -  2.2%

Aa             AA           $1,250     State of Connecticut Clean
                                       Water Fund Revenue Bonds,
                                       6.00%, 10/1/12                     $  1,286,438
Aa             AA            1,000     State of Connecticut Clean
                                       Water Fund Revenue Bonds,
                                       5.80%, 6/1/16                           996,310
NR             A+            2,225     Connecticut Development
                                       Authority Water Facilities,
                                       (Stamford Water Company),
                                       5.30%, 9/1/28                         2,010,243
                                                                          ------------
                                                                          $  4,292,991
                                                                          ------------
TOTAL TAX-EXEMPT INVESTMENTS
(IDENTIFIED COST, $192,808,845)                                           $191,254,509
                                                                          ============

(1) Security has been segregated to cover margin requirements for open financial futures contracts.


The Portfolio primarily invests in debt securities issued by Connecticut municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1995, 30.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.6% to 14.2% of total investments.


                       See notes to financial statements

                         NEW JERSEY TAX FREE PORTFOLIO
                    PORTFOLIO OF INVESTMENTS - JULY 31, 1995

--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

RATINGS  (UNAUDITED)             PRINCIPAL
                                    AMOUNT
                 STANDARD             (000
MOODY'S          & POOR'S         OMITTED)         SECURITY                                                  VALUE
------------------------------------------------------------------------------------------------------------------
                                                   COGENERATION- 5.0%

NR               NR               $15,750          New Jersey Economic
                                                   Development Authority,
                                                   Vineland Cogeneration
                                                   Limited Partnership, (AMT),
                                                   7.875%, 6/1/19                                     $ 16,904,475
NR               BB+                3,370          New Jersey Economic Devel-
                                                   opment Authority, Trigen-
                                                   Trenton Project, (AMT),
                                                   6.10%, 12/1/04                                        3,346,039
                                                                                                      ------------
                                                                                                      $ 20,250,514
                                                                                                      ------------
                                                   EDUCATION- 3.5%

Baa1             BBB              $ 2,480          New Jersey Educational
                                                   Facilities Authority, Seton
                                                   Hall University, 7.00%,
                                                   7/1/21                                             $  2,618,235
Aa1              AA+                1,000          New Jersey Educational
                                                   Facilities Authority,
                                                   Princeton Theological
                                                   Seminary, 6.375%, 7/1/22                              1,034,580
NR               NR                 8,800          New Jersey State Higher
                                                   Education Assistance Authority,
                                                   (AMT), 0%, 7/1/20                                     3,042,952
NR               BBB-               1,760          Puerto Rico Industrial, Tourist,
                                                   Educational, Medical and
                                                   Environmental Authority,
                                                   Polytechnic University, 5.70%,
                                                   8/1/13                                                1,620,626
NR               BBB-               1,310          Puerto Rico Industrial, Tourist,
                                                   Educational, Medical and
                                                   Environmental Authority,
                                                   Polytechnic University,
                                                   5.50%, 8/1/24                                         1,139,988
R                BBB-               1,000          Puerto Rico Industrial, Tourist,
                                                   Educational, Medical and
                                                   Environmental Authority,
                                                   Polytechnic University,
                                                   6.50%, 8/1/24                                           999,990
A1               AA                 2,500          Rutgers, The State University
                                                   of New Jersey, 6.85%, 5/1/21                          2,658,400
A                AA                 1,000          University of Medicine and
                                                   Dentistry of New Jersey,
                                                   7.20%, 12/1/19                                        1,089,280
                                                                                                      ------------
                                                                                                      $ 14,204,051
                                                                                                      ------------
                                                   ESCROWED - 0.8%

Aaa              AAA              $   870          The City of Newark, New
                                                   Jersey, (AMBAC), 7.375%,
                                                   10/1/07                                            $    985,440
NR               NR                 2,000          County of Passaic, New
                                                   Jersey, 6.70%, 9/1/13                                 2,207,360
                                                                                                      ------------
                                                                                                      $  3,192,800
                                                                                                      ------------
                                                   GENERAL OBLIGATIONS - 13.3%

NR               BBB              $ 9,745          Government of Guam,
                                                   5.40%, 11/15/18                                    $  8,414,515
NR               A+                 5,000          The Hudson County
                                                   Improvement Authority,
                                                   6.625%, 8/1/25                                        5,235,950
Aa1              NR                 3,000          Mercer County Improvement
                                                   Authority Solid Waste, 0%,
                                                   4/1/10                                                1,299,240
Baa1             A                  1,990          Commonwealth of Puerto
                                                   Rico, 6.45%, 7/1/17                                   2,083,530
Baa1             A                  5,000          Commonwealth of Puerto
                                                   Rico, 6.50%, 7/1/23                                   5,234,400
Baa              BBB                5,645          The Commonwealth of
                                                   Puerto Rico Aqueduct
                                                   and Sewer Authority, 7.875%,
                                                   07/1/17                                               6,253,305
Baa1             A                  3,250          Puerto Rico Public
                                                   Buildings Authority, Public
                                                   Education and Health
                                                   Facilities, 5.75%, 7/1/15                             3,119,675
Baa1             A                  5,125          Puerto Rico Public Buildings
                                                   Authority, Public Education
                                                   and Health Facilities, 5.50%,
                                                   7/1/21                                                4,695,730
Baa1             A                  2,075          Puerto Rico Public
                                                   Buildings Authority, Public
                                                   Education and Health
                                                   Facilities, 5.75%, 7/1/16                             1,977,932
NR               NR                14,850          Virgin Islands Public Finance
                                                   Authority, 7.25%, 10/1/18                            15,318,517
                                                                                                      ------------
                                                                                                      $ 53,632,794
                                                                                                      ------------
                                                   HEALTH CARE (NON-
                                                   HOSPITAL) - 3.0%

NR               BBB              $   615          New Jersey Economic
                                                   Development Authority
                                                   Cadbury Corporation, 7.50%,
                                                   7/1/21                                             $    593,875
NR               BBB                  300          New Jersey Economic
                                                   Development Authority
                                                   Cadbury Corporation,
                                                   8.70%, 7/1/07                                           319,896

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

RATINGS  (UNAUDITED)             PRINCIPAL
                                    AMOUNT
                 STANDARD             (000
MOODY'S          & POOR'S         OMITTED)         SECURITY                                                  VALUE
------------------------------------------------------------------------------------------------------------------
                                                   HEALTH CARE (NON-
                                                   HOSPITAL) - (continued)

NR               NR                 1,400          New Jersey Economic
                                                   Development Authority,
                                                   Claremont Health System,
                                                   9.10%, 9/1/22                                         1,465,632
NR               NR                 2,500          New Jersey Economic
                                                   Development Authority
                                                   Victoria Health Corporation,
                                                   7.65%, 1/1/14                                         2,372,700
NR               NR                 4,000          New Jersey Economic
                                                   Development Authority
                                                   Keswick Pines Project,
                                                   8.75%, 1/1/24                                         3,991,120
NR               NR                 3,630          New Jersey Economic
                                                   Development Authority
                                                   Forsgate Project, 8.625%
                                                   6/1/25                                                3,410,857
                                                                                                      ------------
                                                                                                      $ 12,154,080
                                                                                                      ------------
                                                   HOSPITALS - 6.6%

Aa               AAA              $10,790          New Jersey Health Care
                                                   Facilities Financing Authority,
                                                   Barnert Hospital, (FHA),
                                                   6.80%, 8/1/19                                      $ 11,298,209
A                A-                 2,300          New Jersey Health Care
                                                   Facilities Financing Authority,
                                                   Atlantic City Medical Center,
                                                   6.80%, 7/1/11                                         2,417,300
Baa1             NR                 3,100          New Jersey Health Care
                                                   Facilities Financing Authority,
                                                   Deborah Heart and Lung
                                                   Center, 6.30%, 7/1/23                                 3,047,796
Baa              NR                 2,000          New Jersey Health Care
                                                   Facilities Financing Authority,
                                                   Southern Ocean County
                                                   Hospital, 6.25%, 7/1/23                               1,842,100
A                A-                 9,659          New Jersey Health Care
                                                   Facilities Financing Authority,
                                                   Chilton Memorial Hospital,
                                                   5.00%, 7/1/13                                         8,175,866
                                                                                                      ------------
                                                                                                      $ 26,781,271
                                                                                                      ------------
                                                   HOUSING - 4.4%

Aa               AA               $ 1,250          New Jersey Building
                                                   Authority, 7.20%,
                                                   6/15/13                                            $  1,357,438
Aa               AA-                2,591          New Jersey Building
                                                   Authority, Garden State
                                                   Savings, 0%, 6/15/10                                  1,105,813
NR               AAA                3,700          New Jersey Housing and
                                                   Mortgage Finance Agency,
                                                   Presidential Plaza, (FHA),
                                                   7.00%, 5/1/30                                         3,832,793
NR               AAA                2,000          New Jersey Housing and
                                                   Mortgage Finance Agency,
                                                   Presidential Plaza, (FHA),
                                                   6.95%, 5/1/13                                         2,084,940
NR               AA+                1,000          New Jersey Housing and
                                                   Mortgage Finance Agency,
                                                   Section 8, 7.10%, 11/1/12                             1,040,920
NR               AA+                1,975          New Jersey Housing and
                                                   Mortgage Finance Agency,
                                                   Section 8, 7.10%, 11/1/11                             2,055,817
NR               AA+                1,250          New Jersey Housing and
                                                   Mortgage Finance Agency,
                                                   Rental Housing, (AMT),
                                                   7.25%, 11/1/22                                        1,287,025
NR               A+                 1,000          New Jersey Housing and
                                                   Mortgage Finance Agency,
                                                   Rental Housing, (AMT),
                                                   7.10%, 5/1/22                                         1,029,330
NR               A+                 3,715          New Jersey Housing and
                                                   Mortgage Finance Agency,
                                                   6.60%, 11/1/14                                        3,773,511
Aaa              AAA                  300          Puerto Rico Housing
                                                   Finance Corporation
                                                   Mortgage Revenue(GNMA),
                                                   6.85%, 10/15/23                                         310,209
                                                                                                      ------------
                                                                                                      $ 17,877,796
                                                                                                      ------------
                                                   INDUSTRIAL DEVELOPMENT/
                                                   POLLUTION CONTROL - 5.0%

NR               NR               $ 2,000          Middlesex County Pollution
                                                   Control Financing Authority,
                                                   Amerada Hess Corporation,
                                                   7.875%, 6/1/22                                     $  2,238,020
NR               NR                 4,000          Middlesex County Pollution
                                                   Control Financing Authority,
                                                   Amerada Hess Corporation
                                                   6.875%, 12/1/22                                       4,168,480
Aa1              NR                 3,000          New Jersey Economic
                                                   Development Authority,
                                                   Garden State Paper Company,
                                                   (AMT), 7.125%, 4/1/22                                 3,124,320
NR               NR                 2,000          New Jersey Economic
                                                   Development Authority,
                                                   The Seeing Eye, Inc., 7.30%,
                                                   4/1/11                                                2,123,560
NR               BBB                1,160          New Jersey Economic
                                                   Development Authority
                                                   National Association of
                                                   Accountants, Inc. 7.65%,
                                                   7/1/09                                                1,241,583
NR               AA-                3,300          New Jersey Economic
                                                   Development Authority, Oak
                                                   Grove Associates, 6.125%,
                                                   12/1/06                                               3,401,937

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

RATINGS  (UNAUDITED)             PRINCIPAL
                                    AMOUNT
                 STANDARD             (000
MOODY'S          & POOR'S         OMITTED)         SECURITY                                                  VALUE
------------------------------------------------------------------------------------------------------------------
                                                   INDUSTRIAL DEVELOPMENT/
                                                   POLLUTION CONTROL - (continued)

Baa1             A-                 2,135          New Jersey Economic
                                                   Development Authority
                                                   GATX Terminals Corporation,
                                                   7.30%, 9/1/19                                         2,349,098
Aa3              AA-                1,300          Puerto Rico Industrial,
                                                   Medical and Environmental
                                                   Pollution Control
                                                   Authority, Motorola, Inc.,
                                                   6.75%, 1/1/14                                         1,375,712
                                                                                                      ------------
                                                                                                      $ 20,022,710
                                                                                                      ------------
                                                   INSURED EDUCATION - 0.5%

Aaa              AAA              $ 2,000          New Jersey State Educational
                                                   Facilities Authority Seton Hall
                                                   University, (BIGI), 6.85%,
                                                   7/1/19                                             $  2,106,540
                                                                                                      ------------
                                                   INSURED HOSPITALS - 1.4%

Aaa              AAA              $ 1,310          New Jersey Health Care
                                                   Facilities Financing Authority,
                                                   Hackensack Medical Center,
                                                   (FGIC), 6.625%, 7/1/17                             $  1,372,631
Aaa              AAA                2,000          New Jersey Health Care
                                                   Facilities Financing Authority,
                                                   Hackensack Medical Center,
                                                   (FGIC), 6.25%, 7/1/21                                 2,033,380
Aa               AA-                  480          New Jersey Health Care
                                                   Facilities Financing Authority,
                                                   Cathedral Health Services,
                                                   (MBIA), 7.25%, 2/15/10                                  522,144
Aa               AA-                1,570          New Jersey Health Care
                                                   Facilities Financing Authority,
                                                   Cathedral Health Services,
                                                   (MBIA), 7.25%, 2/15/21                                1,700,059
                                                                                                      ------------
                                                                                                      $  5,628,214
                                                                                                      ------------
                                                   INSURED HOUSING - 1.3%

Aaa              AAA              $ 1,410          New Jersey Housing and
                                                   Mortgage Finance Agency,
                                                   (MBIA), 7.375%, 10/1/17                            $  1,468,007
Aaa              AAA                1,760          New Jersey Housing and
                                                   Mortgage Finance Agency,
                                                   (AMT), (MBIA), 7.70%,
                                                   10/1/29                                               1,847,402
Aaa              AAA                1,745          Pennsauken Township
                                                   Housing Finance
                                                   Corporation,(MBIA),
                                                   8.00%, 4/1/11                                         1,836,665
                                                                                                      ------------
                                                                                                      $  5,152,074
                                                                                                      ------------
                                                   INSURED LEASE REVENUE - 5.8%

Aaa              AAA              $ 3,900          County of Atlantic, New
                                                   Jersey, Public Facilities
                                                   Lease Agreement,(FGIC),
                                                   6.00%, 3/1/13                                      $  4,011,072
Aaa              AAA                1,750          County of Hudson, New
                                                   Jersey Correctional Facility,
                                                   (MBIA), 6.50%,
                                                   12/1/11                                               1,842,925
Aaa              AAA                6,240          County of Hudson, New
                                                   Jersey Correctional Facility,
                                                   (MBIA), 6.60%,
                                                   12/1/21                                               6,537,648
Aaa              AAA                2,500          County of Hudson, New
                                                   Jersey Improvement Authority,
                                                   Secondary Yield Curve
                                                   Notes, (FGIC), Variable,
                                                   12/1/25 (1)                                           2,507,900
Aaa              AAA                1,800          County of Middlesex, New
                                                   Jersey Certificates of
                                                   Participation, (MBIA),
                                                   6.125%, 2/15/19                                       1,835,622
Aaa              AAA                5,000          New Jersey Builders
                                                   (AMBAC), 5%,
                                                   6/15/13                                               4,506,800
Aaa              AAA                2,225          University of Medicine and
                                                   Dentistry Certificates of
                                                   Participation, (MBIA), 6.75%,
                                                   12/1/09                                               2,359,590
                                                                                                      ------------
                                                                                                      $ 23,601,557
                                                                                                      ------------
                                                   INSURED SOLID WASTE - 0.5%

Aaa              AAA              $ 2,000          The Mercer County
                                                   Improvement Authority,
                                                   Solid Waste Revenue, (AMT),
                                                   (FGIC), 6.70%, 04/1/13                             $  2,118,200
                                                                                                      ------------
                                                   INSURED SPECIAL TAX - 0.8%

Aaa              AAA              $ 3,375          New Jersey Economic
                                                   Development Authority,
                                                   Market Transition Facility,
                                                   (MBIA), 5.875%, 7/1/11                             $  3,386,914
                                                                                                      ------------
                                                   INSURED TRANSPORTATION - 4.1%

Aaa              AAA              $ 2,000          The Delaware River and
                                                   Bay Authority, (MBIA),
                                                   4.75%, 1/1/24                                      $  1,660,900
Aaa              AAA                5,000          New Jersey Turnpike
                                                   Authority ORITESO, (MBIA),
                                                   Variable, 1/1/16 (1)                                  5,744,000
Aaa              AAA                8,450          New Jersey Turnpike
                                                   Authority (MBIA), 6.50%,
                                                   1/1/16                                                9,162,335
                                                                                                      ------------
                                                                                                      $ 16,567,235
                                                                                                      ------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUTED)
--------------------------------------------------------------------------------

RATINGS          (UNAUDITED)     PRINCIPAL
                                    AMOUNT
                 STANDARD             (000
MOODY'S          & POOR'S         OMITTED)         SECURITY                                                  VALUE
------------------------------------------------------------------------------------------------------------------
                                                   INSURED UTILITIES - 3.9%

Aaa              AAA              $ 2,750          New Jersey Economic
                                                   Development Authority,
                                                   New Jersey  American Water
                                                   Co., (AMT), (FGIC), 6.875%,
                                                   11/1/34                                            $  2,912,058
Aaa              AAA               13,500          Salem County, Public Service
                                                   Electric and Gas, (MBIA),
                                                   5.55%, 11/1/33                                       12,629,790
                                                                                                      ------------
                                                                                                      $ 15,541,848
                                                                                                      ------------
                                                   INSURED WATER & SEWER - 5.0%

Aaa              AAA              $ 6,500          Landis New Jersey Sewerage
                                                   Authority, Linked OCARSO,
                                                   (FGIC), 5.65% , 9/19/19                            $  6,248,970
Aaa              AAA                2,500          Middlesex County Utilities
                                                   Authority, Sewer Revenue
                                                   (MBIA), Variable,
                                                   8/15/10 (1)                                           2,645,425
Aaa              AAA                2,000          Township of Monroe, New
                                                   Jersey Municipal Utilities
                                                   Authority (MBIA), 5.50%,
                                                   2/1/17                                                1,882,380
Aaa              AAA                1,250          New Jersey Economic
                                                   Development Authority,
                                                   Middlesex Water Company,
                                                   (AMBAC), 5.20%, 10/1/22                               1,107,550
Aaa              AAA                1,650          New Jersey Economic
                                                   Development Authority,
                                                   Hackensack Water Company,
                                                   (MBIA), 5.80%, 3/1/24                                 1,607,248
Aaa              AAA                1,270          Passaic Valley Water
                                                   Commissioners, (FGIC),
                                                   5.00%, 12/15/22                                       1,100,214
Aaa              AAA                6,130          West New York, New Jersey
                                                   Municipal Utilities Authority,
                                                   (FGIC), 5.125%,
                                                   12/15/17                                              5,480,772
                                                                                                      ------------
                                                                                                      $ 20,072,559
                                                                                                      ------------
                                                   LEASE/CERTIFICATE
                                                   OF PARTICIPATION - 3.7%

Baa1             A-               $   720          County of Atlantic, New
                                                   Jersey Public Facilities Lease
                                                   Agreement, 8.875%,
                                                   1/15/14                                            $    929,902
Baa1             A-                   785          County of Atlantic, New
                                                   Jersey Public Facilities Lease
                                                   Agreement, 8.875%,
                                                   1/15/15                                               1,015,043
A1               NR                 1,000          Township of Bedminster,
                                                   New Jersey Board of
                                                   Education, 7.125%,
                                                   9/1/10                                                1,092,370
Aa               AA-                1,000          Mercer County Improvement
                                                   Authority, Richard J. Hughes
                                                   Justice Complex, 6.05%,
                                                   1/1/14                                                1,000,510
Aa               AA-                2,000          Mercer County Improvement
                                                   Authority, Richard J. Hughes
                                                   Justice Complex, 6.05%,
                                                   1/1/15                                                2,001,020
Aa               AA-                1,500          Mercer County Improvement
                                                   Authority, Richard J. Hughes
                                                   Justice Complex, 6.05%,
                                                   1/1/16                                                1,500,465
Aa               AA-                1,500          Mercer County Improvement
                                                   Authority, Richard J. Hughes
                                                   Justice Complex, 6.05%,
                                                   1/1/17                                                1,500,465
Aa               AA-                5,420          New Jersey Building
                                                   Authority, 5.00%,
                                                   6/15/16                                               4,785,210
NR               A+                 1,000          New Jersey Economic
                                                   Development Authority,
                                                   Performing Arts Center Site
                                                   Acquisition, 6.75%, 6/15/12                           1,049,580
                                                                                                      ------------
                                                                                                      $ 14,874,565
                                                                                                      ------------
                                                   MISCELLANEOUS - 4.0%

A1               A+               $ 1,650          New Jersey Economic
                                                   Development Authority
                                                   Economic Recovery Fund
                                                   0%, 9/15/09                                        $    727,089
A1               A+                 5,500          New Jersey Economic
                                                   Development Authority
                                                   Economic Recovery Fund
                                                   0%, 3/15/13                                           1,911,525
NR               NR                 7,600          New Jersey Sports and
                                                   Exposition Authority,
                                                   Monmouth Park, 8.00%,
                                                   1/1/25                                                8,251,167
Aa               NR                 6,000          New Jersey Sports and
                                                   Exposition Authority,
                                                   5.20%, 1/1/20                                         5,318,580
                                                                                                      ------------
                                                                                                      $ 16,208,361
                                                                                                      ------------
                                                   SOLID WASTE - 6.8%

Baa              NR               $ 3,655          The Atlantic County Utilities
                                                   Authority, Solid Waste Revenue,
                                                   7.125%, 3/1/16                                     $  3,641,001
Ba               BBB+               6,125          Pollution Control Financing
                                                   Authority of Camden
                                                   County, (AMT), 7.50%,
                                                   12/1/09                                               6,237,639
Ba               NR                 5,975          Mercer County Improvement
                                                   Authority, Solid Waste
                                                   System Revenue (AMT),
                                                   0%, 4/1/14                                            1,548,003

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

RATINGS  (UNAUDITED)             PRINCIPAL
                                    AMOUNT
                 STANDARD             (000
MOODY'S          & POOR'S         OMITTED)         SECURITY                                                  VALUE
------------------------------------------------------------------------------------------------------------------
                                                   SOLID WASTE - (continued)

Ba               NR                 6,000          Mercer County Improvement
                                                   Authority, Solid Waste System
                                                   Revenue (AMT), 0%, 4/1/15                             1,445,940
Ba               NR                 3,000          Mercer County Improvement
                                                   Authority, Solid Waste System
                                                   Revenue (AMT), 0%, 4/1/16                               672,510
Ba               NR                 1,500          Passaic County Utilities
                                                   Authority Solid Waste System
                                                   Revenue, 7.00%, 11/15/07                              1,485,795
NR               A-                11,930          Union County, New Jersey
                                                   Utilities Authority, Solid Waste
                                                   Revenue, (AMT), 7.20%,
                                                   6/15/14                                              12,411,376
                                                                                                      ------------
                                                                                                      $ 27,442,264
                                                                                                      ------------
                                                   SPECIAL TAX - 0.2%

Baa1             BBB+             $   550          Puerto Rico Infrastructure
                                                   Financing Authority, 7.90%,
                                                   7/1/07                                             $    607,574
                                                                                                      ------------
                                                   TRANSPORTATION - 15.1%

NR               BBB              $ 1,250          Guam Airport Authority,
                                                   (AMT), 6.60%, 10/1/10                              $  1,263,675
NR               BBB                1,400          Guam Airport Authority,
                                                   6.50%, 10/1/23                                        1,390,886
NR               BBB                2,000          Guam Airport Authority
                                                   (AMT), 6.70%, 10/1/23                                 1,999,740
A1               AA-                3,705          The Port Authority of New
                                                   York and New Jersey, 5.25%,
                                                   7/15/14                                               3,396,706
A1               AA-                9,500          The Port Authority of New
                                                   York and New Jersey,
                                                   7.35%, 10/1/27 (2)                                   10,438,315
A1               AA-                2,645          The Port Authority of New
                                                   York and New Jersey, 6.75%,
                                                   8/1/26                                                2,792,194
A1               AA-                5,000          The Port Authority of New
                                                   York and New Jersey, (AMT),
                                                   6.25%, 1/15/27                                        4,999,750
A1               AA-                9,000          The Port Authority of New
                                                   York and New Jersey, 6.125%,
                                                   6/1/94                                                8,962,560
A1               AA-                5,000          The Port Authority of New
                                                   York and New Jersey,
                                                   5.375%, 3/1/28                                        4,561,400
Baa1             BB                 5,100          The Port Authority of
                                                   New York and New Jersey,
                                                   Delta Air Lines Inc., 6.95%,
                                                   6/1/08                                                5,356,428
Baa1             A                  2,135          Puerto Rico Highway and
                                                   Transportation Authority,
                                                   6.625%, 7/1/12                                        2,216,963
Baa1             A                  3,000          Puerto Rico Highway and
                                                   Transportation Authority,
                                                   5.25%, 7/1/21                                         2,638,110
Baa1             A                  4,100          Puerto Rico Highway and
                                                   Transportation Authority,
                                                   6.625%, 7/1/18                                        4,243,131
Baa3             BB+                5,550          Puerto Rico Port Authority,
                                                   American Airlines, (AMT),
                                                   6.30%, 6/1/23                                         5,386,553
NR               A+                 1,115          South Jersey Port Corpora-
                                                   tion, New Jersey Marine
                                                   Terminal, 6.875%, 1/1/20                              1,147,224
                                                                                                      ------------
                                                                                                      $ 60,793,635
                                                                                                      ------------
                                                   UTILITY - 2.8%

NR               BBB              $   100          Guam Power Authority,
                                                   5.25%, 10/1/13                                     $     88,727
NR               BBB                1,500          Guam Power Authority,
                                                   5.25%, 10/1/23                                        1,267,485
NR               BBB                2,000          Guam Power Authority,
                                                   6.75%, 10/1/24                                        2,031,080
A3               BBB+                 625          New Jersey Economic
                                                   Development Authority,
                                                   Elizabethtown Gas Co.,
                                                   (AMT), 6.75%, 10/1/21                                   632,337
A2               A                  1,455          New Jersey Economic
                                                   Development Authority,
                                                   Natural Gas Facilities,
                                                   (AMT), 7.05%, 3/1/16                                  1,542,387
Baa1             A-                   460          Puerto Rico Electric
                                                   Power Authority,
                                                   7.125%, 7/1/14                                          498,801
NR               NR                 5,105          Virgin Islands Water and
                                                   Power Authority, Electric
                                                   System Revenue, 7.40%,
                                                   7/1/11                                                5,318,032
                                                                                                      ------------
                                                                                                      $ 11,378,849
                                                                                                      ------------
                                                   WATER & SEWER - 2.5%

A1               AA-              $ 2,000          Gloucester County Utilites
                                                   Authority, 6.50%, 1/1/21                           $  2,062,600
A3               A                  3,250          New Jersey Economic
                                                   Development Authority,
                                                   Elizabethtown Water
                                                   Revenue, (AMT), 6.70%,
                                                   8/1/21                                                3,394,853
Aa               AA                 1,400          New Jersey Wastewater
                                                   Treatment Trust,
                                                   7.25%, 5/15/08                                        1,511,230
Aa               AA                 1,000          New Jersey Wastewater
                                                   Treatment Trust, 6.875%,
                                                   6/15/09                                               1,090,310

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

RATINGS  (UNAUDITED)             PRINCIPAL
                                    AMOUNT
                 STANDARD             (000
MOODY'S          & POOR'S         OMITTED)         SECURITY                                                  VALUE
------------------------------------------------------------------------------------------------------------------
                                                   WATER & SEWER - (continued)

Aa               AA                   250          New Jersey Wastewater
                                                   Treatment Trust, 7.00%,
                                                   6/15/10                                                 273,342
Aa               AA                 1,000          New Jersey Wastewater
                                                   Treatment Trust, 6.00%
                                                   7/1/10                                                1,022,020
A1               AA                   500          The Somerset Raritan
                                                   Valley Sewerage Authority
                                                   6.75%, 7/1/10                                           534,655
                                                                                                      ------------
                                                                                                      $  9,889,010
                                                                                                      ------------

TOTAL TAX-EXEMPT INVESTMENTS
(IDENTIFIED COST, $389,842,758)                                                                       $403,485,415
                                                                                                      ============


(1) The above designated securites have been issued as inverse floater bonds.

(2) Security has been segregated to cover margin requirements for open financial futures contracts.

The Portfolio primarily invests in debt securities issued by New Jersey municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1995, 27.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.1% to 14.5% of total investments.


                       See notes to financial statements.

                        PENNSYLVANIA TAX FREE PORTFOLIO
                    PORTFOLIO OF INVESTMENTS - JULY 31, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

RATINGS (UNAUDITED)     PRINCIPAL
                           AMOUNT
         STANDARD            (000
MOODY'S  & POOR'S        OMITTED)          SECURITY                                VALUE
----------------------------------------------------------------------------------------
                                           COGENERATION - 5.3%
NR       NR               $12,000          Pennsylvania Economic
                                           Development Authority,
                                           Northampton Generating
                                           Project, (AMT), 6.50%,
                                           1/1/13                             $11,599,320

NR       BBB-               9,000          Pennsylvania Economic
                                           Development Authority,
                                           Colver Project,(AMT),
                                           7.125%, 12/1/15                      9,437,490

NR       BBB-               5,000          Pennsylvania Economic
                                           Development Authority,
                                           Colver Project, (AMT),
                                           7.15%, 12/1/18                       5,212,250
                                                                              -----------
                                                                              $26,249,060
                                                                              -----------
                                           EDUCATION -5.3%

NR       BBB              $ 4,865          Erie Higher Education
                                           Building Authority, Mercy-
                                           hurst College, 5.75%,
                                           3/15/20                            $ 4,370,132

Baa1     NR                 1,500          Latrobe, Saint Vincent
                                           College, 6.75%, 5/1/24
                                                                                1,535,460
NR       AAA                2,000          Lehigh County, Allentown
                                           College of St. Francis, 6.75%,
                                           12/15/12                             2,129,440

Aa       AA                 3,700          Pennsylvania, University
                                           of Pennsylvania, 6.625%,
                                           1/1/17                               3,733,041

NR       A-                 4,225          Scranton-Lackawanna,
                                           Pennsylvania University,
                                           University of Scranton,
                                           6.40%, 3/1/07                        4,368,185

NR       AA                 9,700          Swarthmore Borough,
                                           Swathmore College, 6.00%,
                                           9/15/20                              9,649,366
                                                                              -----------
                                                                              $25,785,624
                                                                              -----------
                                           ESCROWED - 6.5%

Aaa      AAA              $ 5,600          Berks County, GO, (FGIC),
                                           Variable, 11/15/20(1)              $ 6,412,000

Aaa      A-                 1,750          Chester County, HEFA,
                                           Bryn Mawr Hospitals, 6.75%,
                                           7/1/14                               1,990,468

Aaa      AAA                3,195          Derry Township School
                                           District, GO, (AMBAC),
                                           6.20%, 9/1/08                        3,430,951

Aaa      AAA                2,000          Doylestown Hospital
                                           Authority, Doylestown
                                           Hospital, (AMBAC), 6.90%,
                                           7/1/19                               2,219,120

Aaa      AAA                1,405          Lycoming County, GO,
                                           (FGIC), 6.40%, 8/15/11               1,540,765

Aaa      AAA                  945          Lycoming County, GO,
                                           (FGIC), 6.40%, 8/15/11               1,036,315

NR       A-                 1,000          Pennsylvania, HEFA, Elizabeth
                                           College, 7.25%, 6/15/11              1,150,140

NR       A-                 6,900          Pennsylvania IDA, Economic
                                           Development, 7.00%, 1/1/11           7,853,649

NR       A-                 5,155          Philadelphia, Hospital and
                                           Higher Education Facility
                                           Authority, Presbyterian
                                           Medical Center, 6.50%,
                                           12/1/11                              5,646,684

Aaa      AAA                  500          York County Hospital
                                           Authority, York Hospital,
                                           (AMBAC), 7.00%, 7/1/21                 565,985
                                                                              -----------
                                                                              $31,846,077
                                                                              -----------
                                           GENERAL OBLIGATIONS - 4.8%

NR       A                $ 4,725          Chester Upland School
                                           District, 6.375%, 9/1/12           $ 4,828,383

NR       A                  3,000          Chester Upland School
                                           Distict, 6.375%, 9/1/21              3,038,070

A1       AA-                  465          Commonwealth of Penn-
                                           sylvania, 6.75%, 1/1/07                498,182

A1       AA-                  500          Commonwealth of Penn-
                                           sylvania, 6.75%, 1/1/08                534,465

A1       AA-                5,435          Commonwealth of Penn-
                                           sylvania, 6.50%,
                                           11/1/09                              5,729,251

A1       AA-                2,000          Commonwealth of Penn-
                                           sylvania, 6.375%,
                                           9/15/12                              2,074,740

NR       A                  3,000          Dauphin County,
                                           6.90%, 6/2/26                        3,166,320

A1       A+                 2,050          Lower Providence Township
                                           Sewer Authority Guaranteed,
                                           6.75%, 5/01/22                       2,142,066

NR       A                  1,950          McKeesport Area School
                                           District, 5.00%, 4/1/13              1,741,194
                                                                              -----------
                                                                              $23,752,671
                                                                              -----------
                                           HOSPITALS - 22.6%

NR       AAA              $ 2,470          Allegheny County, IDA, Presby-
                                           terian Medical Center, 6.75%,
                                           2/1/26                             $ 2,548,842

NR       A-                 4,000          Butler County IDA, Sherwood
                                           Oaks, 5.75%, 6/1/16                  3,588,520

NR       AA-               12,000          Chester County, HEFA, (Main
                                           Line Health System), 5.50%,
                                           5/15/15                             11,139,000


--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

RATINGS (UNAUDITED)     PRINCIPAL
                           AMOUNT
         STANDARD            (000
MOODY'S  & POOR'S        OMITTED)          SECURITY                                VALUE
----------------------------------------------------------------------------------------
                                             HOSPITALS - continued

Baa      BBB                2,000            Dauphin County Hospital
                                             Authority, Community General
                                             Osteopathic Hospital, 7.375%,
                                             6/1/16                             2,085,880

NR       A-                10,250            Delaware County, Riddle
                                             Memorial Hospital, 6.50%,
                                             1/1/22                             9,813,863

NR       NR                 4,755            Hazelton Luzerne County,
                                             Saint Joseph Medical Center,
                                             8.375%, 7/1/12                     4,892,895

Baa1     NR                 2,670            Indiana County Hospital
                                             Authority, Indiana Hospital,
                                             7.125%, 7/1/23                     2,689,838

NR       BBB+               3,500            Lebanon County, Good
                                             Samaritan Hospital, 6.00%,
                                             11/15/18                           3,148,285

Baa1     A                  3,250            Lehigh County, Muhlenberg
                                             Hospital, 6.60%, 7/15/22           3,233,620

NR       BBB-               5,405            McKean County Hospital
                                             Authority, Bradford Hospital,
                                             6.10%, 10/1/20                     4,591,115

NR       BBB+               2,615            Montgomery County, Potts-
                                             town Medical Center, 6.875%,
                                             11/15/20                           2,597,558

A1       A+                   500            PA Hospital and Higher
                                             Education Facility Authority,
                                             Allegheny General Hospital,
                                             7.25%, 9/1/17                        536,535

A        BBB+               8,500            PA Hospital and Higher
                                             Education Facility Authority,
                                             Albert Einstein Medical Center,
                                             7.625%, 4/1/11                     9,054,965

Baa1     BBB+              12,800            PA Hospital and Higher
                                             Education Facility Authority,
                                             Graduate Health System,
                                             6.625%, 7/01/21                   12,228,480

Aa       AA                 4,500            PA Hospital and Higher
                                             Education Facility Authority,
                                             Children's Hospital, 5.50%,
                                             2/15/22                            4,125,060

Baa1     A-                10,515            PA Hospital and Higher
                                             Education Facility Authority,
                                             Temple University Hospital,
                                             6.625%, 11/15/23                  10,517,418

Aa       AA                10,200            PA Hospital and Higher
                                             Education Facility Authority,
                                             Children's Hospital, 5.00%,
                                             2/15/21                            8,745,276

Aa       NR                 4,750            Pottsville, Hospital Authority,
                                             Daughters of Charity, 5.00%,
                                             8/15/12                            4,238,093


Baa      NR                 4,115            Somerset County, Hospital
                                             Authority, Somerset County,
                                             Somerset Community Hospital
                                             Project, 6.750%, 3/1/11            3,950,359

A        NR                 7,000            Washington County, Hospital
                                             Authority, Monongahela Valley
                                             Hospital, 6.75%, 12/1/08           7,324,310
                                                                             ------------
                                                                             $111,049,912
                                                                             ------------

                                             HOUSING -12.3%

NR       AAA              $ 1,000            Bucks County, Mortgage
                                             Revenue Bonds, Warminster
                                             Heights Project, Section 8-A,
                                             6.80%, 8/1/12                   $  1,029,520

NR       NR                 2,680            Chester County, IDA, 8.05%,
                                             1/1/24                             2,688,120

A1       A+                 3,000            Pennsylvania HFA MF, 7.60%,
                                             7/1/13                             3,210,330

Aaa      NR                 3,000            Philadelphia Redevelopment
                                             Authority, MF, 6.95%,
                                             5/15/24                            3,102,450

Aaa      NR                 2,175            Allegheny County Residential
                                             Finance Authority, SMFR,
                                             (GNMA), 7.15%, 6/1/17              2,212,410

Aa       AA                 5,700            Pennsylvania HFA SFMR,
                                             (AMT), 6.75%, 4/1/16               5,816,451

Aa       AA                 3,730            Pennsylvania HFA SFMR,
                                             6.90%, 4/1/17                      3,834,627

Aa       AA                 4,000            Pennsylvania HFA SFMR,
                                             6.85%, 4/1/16                      4,099,080

Aa       AA                   300            Pennsylvania HFA SFMR,
                                             7.40%, 10/1/09                       313,026

Aa       AA                   770            Pennsylvania HFA SFMR,
                                             7.20%, 10/1/11                       809,124

Aa       AA                   695            Pennsylvania HFA SFMR,
                                             7.375%, 10/1/16                      720,048

Aa       AA                 1,000            Pennsylvania HFA SFMR,
                                             (AMT), Variable, 10/1/23(1)        1,059,990

Aa       AA                 5,500            Pennsylvania HFA SFMR,
                                             (AMT), 6.85%, 4/1/25               5,637,280

Aa       AA                 8,350            Pennsylvania HFA SFMR,
                                             (AMT), 7.50%, 10/1/25              8,868,034

Aa       AA                10,000            Pennsylvania HFA SFMR,
                                             (AMT), 6.65%, 10/01/21            10,177,400

A1       A                  4,235            Urban Redevelopment Authority
                                             of Pittsburgh Mortgage Revenue
                                             Bonds, (AMT), 7.10%,
                                             4/1/24                             4,259,563

A1       A                    265            Urban Redevelopment Authority
                                             of Pittsburgh, 7.45%, 4/1/10         278,663

A1       A                  1,000            Urban Redevelopment Authority
                                             of Pittsburgh Mortgage Revenue
                                             Bonds, 7.125%, 4/1/15              1,040,790


--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

RATINGS (UNAUDITED)     PRINCIPAL
                           AMOUNT
         STANDARD            (000
MOODY'S  & POOR'S        OMITTED)          SECURITY                                VALUE
----------------------------------------------------------------------------------------
                                             HOUSING - continued

A1       A                  1,055            Urban Redevelopment Authority
                                             of Pittsburgh Mortgage Revenue
                                             Bonds, (AMT), 7.40%,
                                             4/1/24                             1,096,630
                                                                              -----------
                                                                              $60,253,536
                                                                              -----------

                                             INDUSTRIAL DEVELOPMENT
                                             AUTHORITY - 8.7%

A3       A                $ 6,950            Butler County IDA, Witco
                                             Corporation Project, 5.85%,
                                             12/1/23                          $ 6,573,449

NR       BBB                1,005            Clearfield County IDA,
                                             Kmart Corporation, 6.80%,
                                             5/15/07                            1,030,095

NR       A+                 4,000            Franklin County IDA,
                                             Corning Incorporated, 6.25%,
                                             8/1/05                             4,206,280

NR       AAA                8,750            Mercer County IDA, Hillcrest
                                             Nursing Center, 0%,
                                             1/15/13                            2,475,375

A2       A                 12,000            New Morgan IDA, New
                                             Morgan Landfill, (AMT),
                                             6.50%, 4/1/19                     12,155,040

Baa2     BBB-               5,000            Pennsylvania, IDA, Macmil-
                                             liam Project, (AMT), 7.60%,
                                             12/1/20                            5,385,950

Baa1     BBB+               4,450            Pennsylvania, IDA, Sun
                                             Company Project, (AMT),
                                             7.60%, 12/1/24                     4,807,868

A2       A                  6,025            Washington County IDA, West
                                             Penn Power, 6.05%, 4/1/14          5,964,630
                                                                              -----------
                                                                              $42,598,687
                                                                              -----------

                                             INSURED AIRPORTS - 1.2%

Aaa      AAA              $ 6,000            Philadelphia Airport, (AMBAC),
                                             (AMT), 6.00%, 6/15/15            $ 5,903,760
                                                                              -----------
                                             INSURED EDUCATION - 1.1%

Aaa      AAA              $ 2,500            Pennsylvania Higher Education
                                             Assistance Agency Student Loan
                                             Revenue Bonds, (AMBAC),
                                             (AMT), 7.15%, 9/1/21             $ 2,639,200

Aaa      AAA                1,500            Pennsylvania Higher Education
                                             Assistance Agency Student
                                             Loan Revenue Bonds, (AMBAC),
                                             (AMT), Variable, 3/1/22 (1)        1,441,965

Aaa      AAA                  700            Pennsylvania Higher Education
                                             Assistance Agency Student Loan
                                             Revenue Bonds, (AMBAC),
                                             (AMT), Variable, 9/1/26(1)           744,744

Aaa      AAA                  800            Pennsylvania Higher Education
                                             Assistance Agency Student Loan
                                             Revenue Bonds, (AMBAC),
                                             (AMT), 6.40%, 3/1/22                 808,712
                                                                              -----------
                                                                              $ 5,634,621
                                                                              -----------
                                             INSURED GENERAL
                                             OBLIGATION - 3.0%

Aaa      AAA              $ 1,750            Deer Lakes School District,
                                             (MBIA), 6.45%, 1/15/19           $ 1,792,210

Aaa      AAA                2,170            Elizabeth Forward School
                                             District, (MBIA), 0%,
                                              9/1/20                              454,701

Aaa      AAA                2,170            Elizabeth Forward School
                                             District, (MBIA), 0%, 9/1/21         427,230

Aaa      AAA                2,170            Elizabeth Forward School
                                             District, (MBIA), 0%, 9/1/22         401,407

Aaa      AAA                2,170            Elizabeth Forward School
                                             District, (MBIA), 0%, 9/1/23         377,168

Aaa      AAA                4,345            Elizabeth Forward School
                                             District, (MBIA), 0%, 9/1/24         709,582

Aaa      AAA                1,460            Haverford School District,,
                                             (FGIC), 6.125%, 6/1/14             1,477,199

Aaa      AAA                4,500            Keystone Oaks School District,
                                             (AMBAC), Variable,
                                             9/1/16 (1)                         4,348,170

Aaa      AAA                1,430            Mars Area School District,
                                             (MBIA), 0%, 3/1/14                   474,245

Aaa      AAA                  655            Rochester Area School District,
                                             (AMBAC), 0%, 5/1/10                  278,703

Aaa      AAA                2,795            Venango County, (AMBAC),
                                             6.30%, 12/1/19                     2,850,453

Aaa      AAA                1,000            West Allegheny County School
                                             District, (AMBAC), 6.60%,
                                             2/1/09                             1,034,210
                                                                              -----------
                                                                              $14,625,278
                                                                              -----------
                                             INSURED HOSPITAL - 7.1%

Aaa      AAA              $ 1,170            Allegheny County, Children's
                                             Hospital of Pittsburgh, (MBIA),
                                             6.75%, 7/1/08                    $ 1,234,175

Aaa      AAA                3,750            Allegheny County, Magee-
                                             Womens Hospital, (FGIC), 0%,
                                             10/1/15                            1,114,425

Aaa      AAA                1,400            Armstrong County Saint Francis
                                             Health Care, (AMBAC), 6.25%,
                                             6/1/13                             1,430,296

Aaa      AAA                2,500            Armstrong County Saint Francis
                                             Health Care, (AMBAC), 6.00%,
                                             8/15/08                            2,557,425

Aaa      AAA                4,400            Bucks County, IDA, Grand View

                                             Hospital, (AMBAC), 5.25%,
                                             7/1/21                             3,889,864


--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

RATINGS (UNAUDITED)  PRINCIPAL
-------------------     AMOUNT
           STANDARD       (000
MOODY'S    & POOR'S   OMITTED)   SECURITY                                  VALUE
--------------------------------------------------------------------------------
                                 INSURED HOSPITAL - continued
Aaa           AAA         775    Carbon County, Gnaden Memorial
                                 Hospital, (AMBAC), 7.00%,
                                 11/15/14                                825,243
Aaa           AAA         750    Erie County Hospital Authority,
                                 Harlot Medical Center,
                                 (AMBAC), 7.10%, 2/15/10                 811,313
Aaa           AAA         230    Lehigh County Health East,
                                 Incorporated, (MBIA), 7.00%,
                                 7/1/15                                  244,801

Aaa           AAA       5,000    Lehigh County, St. Luke's
                                 Hospital, (AMBAC), 6.25%,
                                 7/1/22                                5,091,850

Aaa           AAA       1,000    Montgomery County, Abington
                                 Memorial Hospital, (AMBAC),
                                 Variable, 6/1/11(1)                   1,111,250

Aaa           AAA       5,000    Philadelphia Hospital and Higher
                                 Education, Pennsylvania Hospital,
                                 (FGIC), Variable, 2/15/12 (1)         4,368,500
Aaa           AAA       3,500    Sayre Health Care Facilities
                                 Authority, Guthrie Healthcare
                                 System, (AMBAC), 6.00%,
                                 3/1/21                                3,490,690

Aaa           AAA       1,500    Scranton-Lackawanna, Mercy
                                 Health Systems, (MBIA),
                                 6.90%, 1/1/23                         1,577,370

Aaa           AAA       7,500    Washington County, Shadyside
                                 Hospital, (AMBAC), 5.75%,
                                 12/15/14                              7,277,924
                                                                    ------------
                                                                    $ 35,025,126
                                                                    ------------

                                 INSURED LEASE - 4.1%
Aaa           AAA      $4,595    Harrisburg Authority, Dauphin
                                 County, Lease Revenue, (CGIC),
                                 6.25%, 6/1/10                      $  4,904,335
Aaa           AAA       3,000    Northumberland County,
                                 Lease Revenue, (MBIA), 0%,
                                 10/15/12                              1,109,040

Aaa           AAA       5,600    Philadelphia Muni Authority
                                 Lease Revenue, (FGIC),
                                 5.625%, 11/15/18                      5,317,592

Aaa           AAA      10,000    Commonwealth of Pennsylvania,
                                 Lease Revenue, (AMBAC),
                                 5.00%, 7/1/15                         8,751,600
                                                                    ------------
                                                                    $ 20,082,567
                                                                    ------------

                                 INSURED UTILITIES - 3.9%
Aaa           AAA      $4,000    Beaver County IDA, Ohio
                                 Edison Company, (FGIC),
                                 7.00%, 6/1/21                      $  4,270,880

Aaa           AAA      10,000    Beaver County IDA, Ohio
                                 Edison Company, (FGIC),
                                 7.05%, 10/1/20                       10,708,500

Aaa           AAA       3,800    Puerto Rico Electric Power
                                 Authority, (FSA), Variable,
                                 7/1/02 (1)                            4,116,578
                                                                    ------------
                                                                    $ 19,095,958
                                                                    ------------

                                 INSURED WATER & SEWER - 6.2%
Aaa           AAA      $2,750    Allegheny County, Sewer
                                 Revenue, (FGIC), 0%,
                                 12/1/08                            $  1,296,845

Aaa           AAA       9,000    Bethlehem Authority, Northampton
                                 and Lehigh Counties, Water
                                 Revenue Bonds, (MBIA),
                                  4.875%,11/15/14                      7,805,070

Aaa           AAA       2,500    City of Philadelphia, Water
                                 and Wastewater, (FGIC),
                                 Variable, 6/15/12(1)                  2,350,000

Aaa           AAA       9,000    City of Philadelphia, Water
                                 and Wastewater, (CGIC),
                                 5.50%, 6/15/15                        8,441,280

Aaa           AAA       2,460    City of Philadelphia, Water
                                 and Wastewater, (CGIC), 5.00%,
                                 6/15/16                               2,145,440
Aaa           AAA       8,920    City of Philadelphia, Water and
                                 Wastewater, (MBIA), 5.60%,
                                 8/1/18                                8,435,555
                                                                    ------------
                                                                    $ 30,474,190
                                                                    ------------

                                 MISCELLANEOUS - 3.8%
NR            AA         $870    Pennsylvania Infrastructure
                                 Investment Authority, Pennvest,
                                 6.80%, 9/1/10                      $    922,487

NR            A        16,950    Pennsylvania Finance Authority,
                                 Beaver County, 6.60%,
                                 11/1/09                              17,744,277
                                                                    ------------
                                                                    $ 18,666,764
                                                                    ------------

                                 NURSING HOMES - 1.3%
NR            NR       $3,500    Montgomery County IDA,
                                 Geriatric Health Care Institute,
                                 8.375%, 7/1/23                     $  3,493,910
NR            NR        1,460    Westmoreland County IDA,
                                 Highland Health System,
                                 9.25%, 6/1/22                         1,517,860

NR            NR        1,190    Philadelphia Hospital and
                                 Higher Education Facilities
                                 Authority, Philadelphia
                                 Protestant, 8.625%, 7/1/21            1,200,995
                                                                    ------------
                                                                    $  6,212,765
                                                                    ------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

RATINGS (UNAUDITED)  PRINCIPAL
-------------------     AMOUNT
           STANDARD       (000
MOODY'S    & POOR'S   OMITTED)   SECURITY                                  VALUE
--------------------------------------------------------------------------------
                                 SPECIAL TAX REVENUE - 0.1%
Baa1          BBB+       $500    Puerto Rico Special Tax
                                 Revenue, 7.50%, 7/1/09             $    535,485
                                                                    ------------

                                 TRANSPORTATION - 0.3%
Baa1          A        $1,500    Puerto Rico Commonwealth
                                 Highway, 5.50%, 7/1/13             $  1,415,115
                                                                    ------------

                                 UTILITIES - 2.2%
Baa3          BB+        $500    Beaver County, IDA, Ohio
                                 Edison Company, 7.75%,
                                 9/1/24                             $    524,550

Baa1          BBB+      3,250    Delaware County, IDA,
                                 Philadelphia Electric Company,
                                 7.375%, 4/1/21                        3,462,745
Baa1          BBB+      4,070    Montgomery County, IDA,
                                 Philadelphia Electric Company,
                                 (AMT), 7.60%, 4/1/21                  4,337,358

Baa1          A-        3,370    Puerto Rico Electric Power
                                 Authority Power Revenue,
                                 0%, 7/1/17                              863,866

NR            NR        1,500    Virgin Islands Water and
                                 Power Authority, 7.40%,
                                 7/1/11                                1,562,595
                                                                    ------------
                                                                    $ 10,751,114
                                                                    ------------

                                 WATER & SEWER
                                 REVENUE - 0.2%
Baa1          A        $1,000    Puerto Rico Aqueduct and
                                 Sewer Authority, 7.90%,
                                 7/1/07                             $  1,109,020
                                                                    ------------
TOTAL TAX-EXEMPT INVESTMENTS
(IDENTIFIED COST, $477,086,127)                                     $491,067,330
                                                                    ============

(1) The above designated securities have been issued as inverse floater bonds.

The Portfolio primarily invests in debt securities issued by Pennsylvania municipalities. The ability of the issuers of debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1995, 30.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.8% to 12.5% of total investments.

                        See notes to financial statements

                               TAX FREE PORTFOLIOS
                              FINANCIAL STATEMENTS
                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                  July 31, 1995
--------------------------------------------------------------------------------

                                                                   CONNECTICUT       NEW JERSEY        PENNSYLVANIA
                                                                    PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                                   -----------       -----------       ------------
ASSETS:
   Investments -

      Identified cost                                             $192,808,845       $389,842,758      $477,086,127
      Unrealized appreciation (depreciation)                        (1,554,336)        13,642,657        13,981,203
                                                                  ------------       ------------      ------------
         Total investments, at value (Note 1A)                    $191,254,509       $403,485,415      $491,067,330
   Cash                                                              1,592,566          1,075,446         4,181,885
   Receivable for investments sold                                           -          3,861,470            30,000
   Interest receivable                                               2,509,768          5,337,412         6,962,611
   Deferred organization expenses (Note 1D)                              6,823             11,270            13,558
                                                                  ------------       ------------      ------------
            Total assets                                          $195,363,666       $413,771,013      $502,255,384
                                                                  ------------       ------------      ------------

LIABILITIES:
   Payable for investments purchased                             $           -       $  2,654,715     $           -
   Payable for daily variation margin on open
      financial futures contracts (Note 1E)                             77,031             66,406                 -
   Payable to affiliates -
      Trustees' fees                                                       919              1,406             1,713
      Custodian fees                                                     3,823              5,883                 -
   Accrued expenses                                                      6,104              4,181             3,367
                                                                  ------------       ------------      ------------
            Total liabilities                                     $     87,877       $  2,732,591      $      5,080
                                                                  ------------       ------------      ------------
NET ASSETS applicable to investors' interest in Portfolio         $195,275,789       $411,038,422      $502,250,304
                                                                  ============       ============      ============

SOURCES OF NET ASSETS:
   Net proceeds from capital contributions and withdrawals        $196,718,666       $397,350,461      $488,269,101
   Unrealized appreciation (depreciation) of investments and
      financial futures contracts (computed
      on the basis of identified cost)                              (1,442,877)        13,687,961        13,981,203
                                                                  ------------       ------------      ------------
            Total                                                 $195,275,789       $411,038,422      $502,250,304
                                                                  ============       ============      ============


                        See notes to financial statements

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                            Year Ended July 31, 1995
--------------------------------------------------------------------------------

                                                                 CONNECTICUT       NEW JERSEY         PENNSYLVANIA
                                                                  PORTFOLIO         PORTFOLIO          PORTFOLIO
                                                                 -----------       -----------        ------------
INVESTMENT INCOME (NOTE 1B):
   Interest income                                               $12,024,017       $ 26,778,322       $ 33,140,571
                                                                 -----------       ------------       ------------
Expenses -
      Investment adviser fee (Note 2)                            $   835,605       $  1,944,340       $  2,416,419
      Compensation of Trustees not members of the
         Investment Adviser's organization (Note 2)                   17,185             14,740             20,013
      Custodian fees (Note 2)                                         48,135             91,170                  -
      Interest expense (Note 5)                                       55,056             38,870             11,820
      Legal and accounting services                                   27,771             35,317             38,577
      Bond Pricing                                                    15,577             18,054             15,974
      Amortization of organization expenses (Note 1D)                  2,620              4,464              5,278
      Printing and postage                                               552                  -                  -
      Registration costs                                                 125                125                125
      Miscellaneous                                                   15,780              8,434              8,815
                                                                 -----------       ------------       ------------
         Total expenses                                          $ 1,018,406       $  2,155,514       $  2,517,021
                                                                 -----------       ------------       ------------
               Net investment income                             $11,005,611       $ 24,622,808       $ 30,623,550
                                                                 -----------       ------------       ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss -
      Investment transactions (identified cost basis)            $(2,556,284)      $(13,015,045)      $(13,832,451)
      Financial futures contracts                                 (2,778,750)        (4,759,465)        (6,462,533)
                                                                 -----------       ------------       ------------
               Net realized loss on investments                  $(5,335,034)      $(17,774,510)      $(20,294,984)
                                                                 -----------       ------------       ------------

   Change in unrealized appreciation -
      Investments                                                $ 3,995,907       $ 15,570,319       $ 16,678,284
      Financial futures contracts                                    537,717          1,061,635          2,323,941
                                                                 -----------       ------------       ------------
         Net unrealized appreciation of investments              $ 4,533,624       $ 16,631,954       $ 19,002,225
                                                                 -----------       ------------       ------------
            Net realized and unrealized loss on investments      $  (801,410)      $ (1,142,556)      $ (1,292,759)
                                                                 -----------       ------------       ------------
               Net increase in net assets from operations        $10,204,201       $ 23,480,252       $ 29,330,791
                                                                 ===========       ============       ============


                        See notes to financial statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                            Year Ended July 31, 1995
--------------------------------------------------------------------------------

                                                                          CONNECTICUT       NEW JERSEY         PENNSYLVANIA
                                                                           PORTFOLIO         PORTFOLIO           PORTFOLIO
                                                                          -----------       -----------        ------------
INCREASE (DECREASE) IN NET ASSETS:
   From operations -
      Net investment income                                              $ 11,005,611       $ 24,622,808       $  30,623,550
      Net realized loss on investment transactions                         (5,335,034)       (17,774,510)        (20,294,984)
      Change in unrealized appreciation of investments                      4,533,624         16,631,954          19,002,225
                                                                         ------------       ------------       -------------
         Net increase in net assets from operations                      $ 10,204,201       $ 23,480,252       $  29,330,791
                                                                         ------------       ------------       -------------
   Capital transactions -
      Contributions                                                      $ 25,911,862       $ 43,487,001       $  38,709,755
      Withdrawals                                                         (32,878,239)       (79,782,847)       (102,576,381)
                                                                         ------------       ------------       -------------
         Decrease in net assets resulting from capital transactions      $ (6,966,377)      $(36,295,846)      $ (63,866,626)
                                                                         ------------       ------------       -------------
            Total increase (decrease) in net assets                      $  3,237,824       $(12,815,594)      $ (34,535,835)
NET ASSETS:
   At beginning of year                                                   192,037,965        423,854,016         536,786,139
                                                                         ------------       ------------       -------------
   At end of year                                                        $195,275,789       $411,038,422       $ 502,250,304
                                                                         ============       ============       =============


                        See notes to financial statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                            Year Ended July 31, 1994*
--------------------------------------------------------------------------------

                                                                          CONNECTICUT       NEW JERSEY         PENNSYLVANIA
                                                                           PORTFOLIO         PORTFOLIO           PORTFOLIO
                                                                          -----------       -----------        ------------
INCREASE (DECREASE) IN NET ASSETS:
   From operations -
      Net investment income                                              $  8,098,918       $ 19,598,942       $ 25,052,308
      Net realized gain (loss) on investment transactions                     610,531          1,931,832         (1,606,336)
      Change in unrealized depreciation of investments                    (15,885,963)       (34,629,145)       (41,094,537)
                                                                         ------------       ------------       ------------
         Net decrease in net assets from operations                      $ (7,176,514)      $(13,098,371)      $(17,648,565)
                                                                         ------------       ------------       ------------
   Capital transactions -
      Contributions                                                      $ 55,286,988       $ 95,610,275       $113,666,177
      Withdrawals                                                         (15,920,869)       (52,334,675)       (56,232,111)
                                                                         ------------       ------------       ------------
         Increase in net assets resulting from capital transactions      $ 39,366,119       $ 43,275,600       $ 57,434,066
                                                                         ------------       ------------       ------------
            Total increase in net assets                                 $ 32,189,605       $ 30,177,229       $ 39,785,501

Net Assets:

   At beginning of period                                                 159,848,360        393,676,787        497,000,638
                                                                         ------------       ------------       ------------
   At end of period                                                      $192,037,965       $423,854,016       $536,786,139
                                                                         ============       ============       ============


*  For the ten months ended July 31, 1994 (Note 7).

--------------------------------------------------------------------------------
                         Year Ended September 30, 1993*
--------------------------------------------------------------------------------

                                                                          CONNECTICUT       NEW JERSEY         PENNSYLVANIA
                                                                           PORTFOLIO         PORTFOLIO          PORTFOLIO
                                                                          -----------       -----------        ------------
INCREASE (DECREASE) IN NET ASSETS:
   From operations -
      Net investment income                                              $  4,491,010       $ 12,599,045       $ 16,036,467
      Net realized gain (loss) on investment transactions                    (369,709)           108,306          2,426,891
      Change in unrealized appreciation of investments                      8,422,527         20,473,018         21,996,791
                                                                         ------------       ------------       ------------
         Net increase in net assets from operations                      $ 12,543,828       $ 33,180,369       $ 40,460,149
                                                                         ------------       ------------       ------------
   Capital transactions -
      Contributions                                                      $187,818,789       $409,889,770       $536,041,409
      Withdrawals                                                         (40,614,277)       (49,493,372)       (79,600,940)
                                                                         ------------       ------------       ------------
         Increase in net assets resulting from capital transactions      $147,204,512       $360,396,398       $456,440,469
                                                                         ------------       ------------       ------------
            Total increase in net assets                                 $159,748,340       $393,576,767       $496,900,618

NET ASSETS:
   At beginning of period                                                     100,020            100,020            100,020
                                                                         ------------       ------------       ------------
   At end of period                                                      $159,848,360       $393,676,787       $497,000,638
                                                                         ============       ============       ============


* For the period from the start of business, February 1, 1993, to September 30, 1993.

                        See notes to financial statements

                               SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                                   CONNECTICUT PORTFOLIO
                                                                                        YEAR ENDED
                                                                 -----------------------------------------------------------
                                                                 JULY 31, 1995        JULY 31, 1994*        SEPT. 30, 1993**
                                                                 ----------------------------------------------------------
RATIOS (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):
    Net expenses                                                      0.53%                0.47%+                  0.46%+
    Net investment income                                             5.77%                5.40%+                  5.45%+
PORTFOLIO TURNOVER                                                      29%                  10%                     10%
NET ASSETS, end of period (000 omitted)                             $195,276              $192,038               $159,848

--------------------------------------------------------------------------------


                                                                                   NEW JERSEY PORTFOLIO
                                                                                        YEAR ENDED
                                                                 -----------------------------------------------------------
                                                                 JULY 31, 1995        JULY 31, 1994*        SEPT. 30, 1993**
                                                                 -----------------------------------------------------------
RATIOS (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):
    Net expenses                                                      0.52%                0.50%+                  0.50%+
    Net investment income                                             5.96%                5.62%+                  5.67%+
PORTFOLIO TURNOVER                                                      54%                  25%                     12%
NET ASSETS, end of period (000 omitted)                             $411,038              $423,854               $393,677

--------------------------------------------------------------------------------

                                                                                  PENNSYLVANIA PORTFOLIO
                                                                                        YEAR ENDED
                                                                 -----------------------------------------------------------
                                                                 JULY 31, 1995        JULY 31, 1994*        SEPT. 30, 1993**
                                                                 -----------------------------------------------------------
RATIOS (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):
    Net expenses                                                      0.49%                0.48%+                  0.50%+
    Net investment income                                             6.02%                5.66%+                  5.71%+
PORTFOLIO TURNOVER                                                      44%                  21%                     17%
NET ASSETS, end of period (000 omitted)                             $502,250              $536,786               $497,001

+  Annualized.

*  For the ten months ended July 31, 1994 (Note 7).

** For the period from the start of business, February 1, 1993, to September 30, 1993.

                        See notes to financial statements

                          NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES

Connecticut Tax Free Portfolio ("Connecticut Portfolio"), New Jersey Tax Free Portfolio ("New Jersey Portfolio") and Pennsylvania Tax Free Portfolio ("Pennsylvania Portfolio"), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified, open-end management investment companies which were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies of the Portfolios. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS - Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. INCOME - Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

C. INCOME TAXES - The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deductions or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

D. DEFERRED ORGANIZATION EXPENSES - Costs incurred by a Portfolio in connection with its organization are being amortized on the straight-line basis over five years beginning on the date each Portfolio commenced operations.

E. FINANCIAL FUTURES CONTRACTS - Upon the entering of a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS - The Portfolios may engage in when-issued and delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

G. OTHER - Investment transactions are accounted for on a trade date basis.

(2) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio.

The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities).

For the year ended July 31, 1995 each Portfolio paid advisory fees as follows:

PORTFOLIO                          AMOUNT                 EFFECTIVE RATE*
---------                          ------                 ---------------
Connecticut                      $  835,605                    0.44%
New Jersey                        1,944,340                    0.47%
Pennsylvania                      2,416,419                    0.48%

*  Advisory fees paid as a percentage of average daily net assets.

Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee. Investors Bank & Trust Company (IBT), an affiliate of EVM and BMR, serves as custodian of the Portfolios. Pursuant to the custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations.

Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended July 31, 1995, no significant amounts have been deferred.

(3) INVESTMENTS

Purchases and sales of investments, other than U.S. Government securities and short-term obligations, for the year ended July 31, 1995, were as follows:

              CONNECTICUT PORTFOLIO    NEW JERSEY PORTFOLIO    PENNSYLVANIA PORTFOLIO
              ---------------------    --------------------    ----------------------
Purchases          $55,774,738             $219,433,205             $220,102,046
Sales               58,525,219              237,114,073              264,136,096

--------------------------------------------------------------------------------

(4) FEDERAL INCOME TAX BASIS OF INVESTMENTS

The cost and unrealized appreciation (depreciation) in value of the investments owned by each Portfolio at July 31, 1995, as computed on a federal income tax basis, are as follows:

                                                   CONNECTICUT       NEW JERSEY       PENNSYLVANIA
                                                    PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                   ------------      ----------       ------------
Aggregate Cost                                     $192,808,845     $389,842,758      $477,086,127
                                                   ------------     ------------      ------------
Gross unrealized appreciation                      $  3,281,263     $ 15,128,046      $ 17,966,732
Gross unrealized depreciation                         4,835,599        1,485,389         3,985,529
                                                   ------------     ------------      ------------
   Net unrealized appreciation (depreciation)      $ (1,554,336)    $ 13,642,657      $ 13,981,203
                                                   ============     ============      ============

--------------------------------------------------------------------------------

(5) LINE OF CREDIT

The Portfolios participate with other Portfolios and Funds managed by BMR and EVM in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Each Portfolio may temporarily borrow up to 5% of its total assets to satisfy redemption requests or settle securities transactions. Interest is charged to each Portfolio or Fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. The New Jersey Portfolio and Pennsylvania Portfolio did not have any significant borrowings or allocated fees during the period. For the Connecticut Portfolio, the average daily loan balance for the year ended July 31, 1995 was $1,583,254 and the average interest rate was 7.27%. The maximum borrowings outstanding at any point during the year was $6,997,000.

(6) FINANCIAL INSTRUMENTS

The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at July 31, 1995 is as follows:

                   FUTURES CONTRACTS                                                NET UNREALIZED
PORTFOLIO           EXPIRATION DATE              CONTRACTS            POSITION       APPRECIATION
---------          -----------------             ---------            --------      --------------
Connecticut              9/95             145  U.S. Treasury Bonds     Short           $111,459

New Jersey               9/95             125  U.S. Treasury Bonds     Short           $ 45,304


At July 31, 1995 the Connecticut and New Jersey Portfolios had sufficient cash and/or securities to cover margin requirements on open futures contracts. The Pennsylvania Portfolio did not have any open obligations under these financial statements at July 31, 1995.

--------------------------------------------------------------------------------

(7) CHANGE IN FISCAL YEAR

The Portfolios changed their fiscal year end from September 30, to July 31, effective July 31, 1994.

                          INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS OF:
   CONNECTICUT TAX FREE PORTFOLIO
   NEW JERSEY TAX FREE PORTFOLIO
   PENNSYLVANIA TAX FREE PORTFOLIO

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Connecticut Tax Free Portfolio, New Jersey Tax Free Portfolio, and Pennsylvania Tax Free Portfolio as of July 31, 1995, and the related statements of operations for the year then ended, and the statements of changes in net assets and the supplementary data for the year ended July 31, 1995, the ten months ended July 31, 1994 and for the period from the start of business, February 1, 1993, to September 30, 1993. These financial statements and supplementary data are the responsibility of the Trusts' management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1995, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Connecticut Tax Free Portfolio, New Jersey Tax Free Portfolio, and Pennsylvania Tax Free Portfolio at July 31, 1995, and the results of their operations, the changes in their net assets and their supplementary data for the respective stated periods in conformity with generally accepted accounting principles.

                                               DELOITTE & TOUCHE LLP

BOSTON, MASSACHUSETTS
AUGUST 25, 1995

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

FUNDS

OFFICERS

THOMAS J. FETTER
President

JAMES B. HAWKES
Vice President, Trustee

ROBERT B. MACINTOSH
Vice President

JAMES L. O'CONNOR
Treasurer

THOMAS OTIS
Secretary


INDEPENDENT TRUSTEES

DONALD R. DWIGHT
President, Dwight Partners, Inc.
Chairman, Newspaper of New England, Inc.

SAMUEL L. HAYES, III
Jacob H. Schiff Professor of Investment
Banking, Harvard University Graduate School of Business Administration

NORTON H. REAMER
President and Director, United Asset
Management Corporation

--------------------------------------------------------------------------------
PORTFOLIOS

OFFICERS

THOMAS J. FETTER
President

JAMES B. HAWKES
Vice President, Trustee

ROBERT B. MACINTOSH
Vice President and Portfolio Manager of
New Jersey Tax Free Portfolio

DAVID C. REILLY
Portfolio Manager of Pennsylvania
Tax Free Portfolio

NICOLE ANDERES
Portfolio Manager of Connecticut
Tax Free Portfolio

JAMES L. O'CONNOR
Treasurer

THOMAS OTIS
Secretary


INDEPENDENT TRUSTEES

DONALD R. DWIGHT
President, Dwight Partners, Inc.
Chairman, Newspaper of New England, Inc.

SAMUEL L. HAYES, III
Jacob H. Schiff Professor of Investment
Banking, Harvard University Graduate School of Business Administration

NORTON H. REAMER
President and Director, United Asset
Management Corporation

JOHN L. THORNDIKE
Director, Fiduciary Trust Company

JACK L. TREYNOR
Investment Adviser and Consultant

INVESTMENT ADVISER OF STATE TAX FREE PORTFOLIO
Boston Management and Research
24 Federal Street
Boston, MA 02110

ADMINISTRATOR OF EV TRADITIONAL STATE TAX FREE FUND
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

CUSTODIAN
Investors Bank & Trust Company
24 Federal Street
Boston, MA 02110

TRANSFER AGENT
The Shareholder Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

                     (THIS SPACE INTENTIONALLY LEFT BLANK.)

   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Funds, including distribution plan, sales charges and expenses.
                  Please read the prospectus carefully before
                           you invest or send money.



                          EATON VANCE MUNICIPALS TRUST
                                24 FEDERAL STREET
                                BOSTON, MA 02110


                                                                         T-3CSRC